UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03623

Exact name of registrant as specified in charter:	The Prudential Series Fund

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2015

Date of reporting period:	12/31/2015

Item 1 – Reports to Stockholders

THE PRUDENTIAL SERIES FUND

ANNUAL REPORT • DECEMBER 31, 2015

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

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Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

High Yield Bond Portfolio

Jennison Portfolio

Money Market Portfolio

Natural Resources Portfolio

Small Capitalization Stock Portfolio

Stock Index Portfolio

Value Portfolio

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The Prudential Series Fund Table of Contents	Annual Report	December 31, 2015

■	LETTER TO CONTRACT OWNERS

■	MARKET OVERVIEW

■	REPORT OF THE INVESTMENT MANAGER

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Conservative Balanced Portfolio	A1
	Diversified Bond Portfolio	A33
	Equity Portfolio	A60
	Flexible Managed Portfolio	A65
	Global Portfolio	A96
	Government Income Portfolio	A104
	High Yield Bond Portfolio	A113
	Jennison Portfolio	A133
	Money Market Portfolio	A137
	Natural Resources Portfolio	A142
	Small Capitalization Stock Portfolio	A146
	Stock Index Portfolio	A158
	Value Portfolio	A169
	Glossary	A173

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2015

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

The Prudential Series Fund	January 29, 2016

Market Overview — unaudited	Annual Report	December 31, 2015

Equity Market Overview

After experiencing heightened volatility in late 2015, the S&P 500 Index recorded a 1.39% gain.

Events that affected market performance during the year included the ongoing Greek fiscal crisis, low energy prices, a strong US dollar, slowing growth in China, and the timing of the Federal Reserve Bank’s (Fed) interest rate hike.

Stocks stumbled early in the year over concerns about US economic growth, but rebounded in the second quarter on more upbeat forecasts, reaching highs in May. More uncertainty hit the market as oil prices continued lower. However, domestic equities advanced cautiously on earnings reports and news of moderate growth in the US economy on encouraging employment numbers.

In late August, in order to “pre-empt” an expected rate hike by the Fed in September, China surprised global markets by devaluing its currency, the yuan, in order to shield its flagging exports against a more expensive dollar. Subsequently, Chinese stocks plunged and weighed on virtually all equity markets. US equities experienced a correction and rebounded in October.

Jitters over the timing of the Fed’s first interest rate rise in nearly a decade loomed over equity markets until mid December, as the Fed hiked rates by 0.25%. Markets rose immediately after the news, but then hit more turbulence through the end of the year on concerns over economic conditions in China.

Sector performance was mixed, with five in positive territory and five falling into negative territory. Consumer discretionary topped all sectors with a 10.11% increase on powerful gains in the Internet, retail, and catalogue, and strong gains in the hotels, restaurants, and leisure industry. Health care posted a solid 6.89% gain for the year with help from the life sciences, tools, and services industries, and from gains in health care providers and services industries. Consumer staples rose by 6.60%, driven by the tobacco, food products, and personal products industries. Internet technology, with high returns in internet software and services, propelled the sector to a 5.92% gain. Telecommunications, hit by weakness in the diversified telecommunication industry, landed a 3.40% return.

On the downside, financials fell slightly, returning -1.53%, hurt by heavy losses in consumer finance and capital markets, while real estate showed positive returns. Industrials returned -2.53% on significant declines in road and rail products, trading companies, and distributors. Utilities returned -4.85% on severe weakness in independent power generators, while gas utilities were strong. Materials returned -8.38% on sharp declines in mining and metals. Price destruction in oil drove energy down to a return of -21.12%.

The Russell US Indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), were mixed, as growth style stocks generally outpaced value style. Small-cap stocks, as measured by the Russell 2000® Index, fell -4.41%. The Russell Midcap® Index returned -2.44%. In large-cap stocks, the Russell 1000® Value Index fell, returning -3.83% against the positive 5.67% return of the Russell 1000® Growth Index.

The Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI-EAFE), which measures the performance of developed markets excluding the United States and Canada, returned -0.81%, net of dividends, for the year.

International equities were pressured by geopolitical events, falling commodity prices, ongoing economic weakness in Europe, and a sustained manufacturing decline in China. European countries posted mixed performance, with heavily weighted countries struggling. Germany returned -1.89%, and France was marginally in the red with a -0.11% return. Oil producer Norway tumbled to a return of -14.99%. Stocks in the UK skidded to a -7.56% return. On the upside, Denmark led all countries, returning 23.43%.

In Asia, stocks were mixed on falling commodity prices and uncertainty over China’s weakening economic health. Japan returned 9.57% on higher corporate profits but a weaker economy. Countries with close links to China declined. Hong Kong returned -0.54% and Singapore stumbled, returning -17.71%. Commodity producer Australia returned -9.95% and New Zealand fell by -6.26%.

The MSCI Emerging Markets Index returned -14.92%. The Brazil, Russia, India, and China (BRIC) group returned -13.46%. Brazil, which is mired in a deep recession, plunged to a -41.37% return. Russia gained 4.21%. India returned -6.12% and China, hit by rollercoaster volatility, returned -7.82%.

Sources: Morgan Stanley Capital International, Standard & Poor’s, Frank Russell Company, and Prudential. All indexes are unmanaged and provide a broad indication of stock price movements. Russell indexes and Russell are service marks of the Frank Russell Company. Standard & Poor’s 500 Index comprises over 500 large, established, publicly traded stocks. The Russell 1000® Growth Index includes those Russell 1000® companies with higher price-to-book ratios and higher expected growth values. The Russell 1000® Value Index includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 2000® Index is a subset of the Russell 3000® Index, representing about 10% of the total market capitalization of that index. It includes about 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes about 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents about 31% of the total market capitalization of the Russell 1000® companies. The MSCI EAFE Index is a free float-adjusted market capitalization index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. These indexes are calculated in U.S. dollars, without dividends reinvested. Investors cannot directly invest in an index. Past performance does not guarantee future results.

Market Overview — unaudited	Annual Report	December 31, 2015

Fixed Income Market Overview

The year 2015 probably represented the kind of unproductive future many fear for fixed income: one of poor returns filled with anxiety about higher rates. It could be considered the typical “one-step back” year that will find its way between the equally numerous “two-step forward” years where fixed income delivers solidly positive returns. The Barclays US Aggregate Bond Index returned 0.55%.

US corporate bonds delivered a return of -0.68% for 2015, reflecting uncertainty regarding slower global economic growth, the Federal Reserve’s (Fed) first rate hiking cycle in nearly 10 years, record issuance, and steep decline in energy and commodity prices.

European corporate bonds performed well in the fourth quarter with a return of 1.30%, lifting the year-to-date return to -0.56%. Despite the launch of the European Central Bank’s (ECB) asset-purchase program, spreads, which are yield differentials, rose 0.46% on the year, primarily due to weakening global economic growth and broad macroeconomic risk-off themes.

Further commodity-related volatility kept the lower-quality segment of the US high yield market under strain as 2015 concluded. More stable market segments — such as European high yield — also encountered turbulence amid news about redemptions at a few distress-oriented funds.

Despite outperforming bonds at a time that brought the first increase in the Fed funds rate in nearly 10 years, the U.S. leveraged loan market notched 23 weeks of consecutive outflows in 2015, with the total of $20.3 billion surpassing the $13.4 billion in outflows from the US high yield market.

While the European leveraged finance market encountered some volatility as 2015 concluded, both the European loan and high yield markets outperformed their U.S. counterparts, with both posting positive total returns. Indeed, European loans were among the best performing asset classes during the year.

Emerging market (EM) returns were flat to slightly positive in the fourth quarter. Hard currency sovereigns (major world paper currencies) were the best performers, with a 1.25% return, while hedged local bonds and EM currencies returned 0.17% and -0.14% respectively. Spreads on the hard currency sovereign index were 0.19% tighter during the quarter and corporate spreads and local yields were roughly flat. U.S. dollar strength was the principal story for EM currencies in 2015, with negative returns across all regions.

Third-quarter turbulence in global markets gave way to fourth-quarter calm and opened the door for the Fed to raise benchmark interest rates for the first time in nearly 10 years. The better risk environment combined with continued strength in U.S. economic data allowed for considerable divergence in developed market interest rates in the fourth quarter.

US Treasury yields rose considerably in 2-10 year maturities (0.45% and 0.20% respectively), while 30-year yields were relatively unchanged as they hovered around 3.00%. Interest rates in the United Kingdom and Australia also moved slightly higher through the fourth quarter, with 10-year yields higher by 0.15% in both countries. The most buoyant rates were those in the low-yielding countries benefiting from central bank quantitative easing, as German bund rates remained low and the yield curve steepened slightly. Japanese rates fell modestly after the Bank of Japan (BoJ) extended the target maturity of its quantitative easing program.

For 2015, the agency mortgage-backed securities (MBS) sector returned a positive 1.51%. Despite periods of volatility, MBS spreads over US Treasuries tightened in fourth quarter and ended the year close to unchanged relative to beginning of the year levels.

Source: Index information — Bloomberg L.P. as of December 31, 2015. All indexes and averages are weighted, unmanaged, and provide an indication of price movements within its category. Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index encompasses the following components, which include the U.S. Asset-Backed Securities, U.S. Agencies, U.S. Commercial Mortgage-Backed Securities, U.S. Credit, U.S. Mortgage-Backed, and U.S. Treasurys. Investors cannot invest directly in a market index. Past performance does not guarantee future results.

The Prudential Series Fund, Conservative Balanced Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	0.40%	8.09%	6.19%
Blended Index	1.16	7.67	5.86
S&P 500 Index	1.39	12.55	7.30

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the Conservative Balanced Portfolio returned 0.40%.

The net assets of the Portfolio at December 31, 2015 were $2,554.3 million.

The Portfolio’s investment objective is total investment return consistent with a conservatively managed diversified portfolio.

The Portfolio’s subadvisers are PGIM, Inc. and Quantitative Management Associates LLC.

What were market conditions during the reporting period?

The Portfolio’s custom blended Index (the Index) returned 1.16%. The year was very volatile for global stocks, mostly because of the large drop in oil prices, reduced 2015 earnings estimates, the slowing of China’s economy, and China’s previously overheated stock market. The United States ended the year by raising interest rates for the first time in nine years. Elsewhere, Europe and Japan modified their programs of monetary easing, weakening their currencies. For the year, US stocks eked out marginal gains while international stocks posted slight losses. Bonds had a modestly positive year, only slightly trailing domestic equities. The Federal Reserve’s December rate hike played a large role by raising yields more broadly, a headwind for bonds late in the year. Furthermore, riskier credit markets struggled in the latter half of the year. This was especially so for high yield bonds because of their sizable exposure to energy firms.

What strategies or holdings affected the Portfolio’s performance?

Allocations to international equities detracted from relative performance as those markets ended the year slightly negative for US dollar-based investors. The Portfolio’s overweight in stocks was reduced throughout the year, as their risk/reward profile became less attractive. Small gains across the US stock and bond markets drove the Portfolio’s return. The Portfolio’s relative performance benefited from solid returns in its actively managed fixed income segment.

Did the Portfolio’s use of derivatives affect performance?

Derivatives, in the form of international futures contracts, swaps and options were used during the year to gain exposure to international equity markets. The impact on the Portfolio was immaterial to performance.

The Blended Index consists of the S&P 500 Index (50%), the Barclays U.S. Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the 3-Month T-Bill Index (10%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupon strips. The S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

PGIM, Inc., and Quantitative Management Associates LLC are registered investment advisers and are Prudential Financial companies.

The Prudential Series Fund, Diversified Bond Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-0.26%	4.76%	6.06%
Barclays U.S. Aggregate Bond Index	0.55	3.25	4.51

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the Diversified Bond Portfolio returned -0.26%.

The net assets of the Portfolio at December 31, 2015 were $1,084.9 million.

The Portfolio’s investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio’s subadviser is PGIM, Inc.

What were market conditions during the reporting period?

The magnitude of policy changes by G3 central banks (those in the US, Germany, and Japan) became increasingly incremental during the reporting period, despite high expectations for more aggressive action. After months of anticipation, the Federal Reserve (the Fed) lifted the targeted federal funds rate by 25 basis points during December (a basis point is 1/100 of a percent). However, the rate hike was far short of the 75 to 100 basis-point increase Fed policymakers had been expected to implement over the course of 2015. During the period, US Treasury yields rose considerably in two-year maturities through 10-year maturities, rising 45 and 20 basis points, respectively. Thirty-year Treasury yields ended the period relatively unchanged, near 3.00%.

Also during the period, commodity prices continued their slide, as growth in global commodity production capacity and output overwhelmed demand in the weak global growth environment. As a result, commodity producers and exporters began to make structural adjustments.

US corporate bonds declined slightly during the reporting period, reflecting uncertainty about slower global economic growth, the Fed’s first rate-hiking cycle in nearly 10 years, record bond issuance, and the steep decline in energy and commodity prices. Despite nominal tightening during the fourth quarter of 2015, corporate bond spreads (yield differentials) versus similar-maturity US Treasuries widened by 34 basis points during the year to close at 165 basis points. For the year as a whole, corporate bonds underperformed US Treasuries.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s yield curve positioning detracted from performance during the year, especially in the second quarter. More specifically, the Portfolio was hurt by its yield curve flattening bias as the yield curve steepened during the second quarter. This positioning then contributed positively as the yield curve flattened during the remainder of the year. The Portfolio’s tactical long-duration position relative to its benchmark added modestly to results (duration measures the approximate price change of a bond portfolio for a given change in interest rates).

Overall, sector allocations detracted from performance. The Portfolio was hampered by its overweight positions in high yield corporate bonds, emerging markets debt, and commercial mortgage-backed securities. Its underweight in agency mortgage-backed securities contributed positively.

Security selection dampened returns, especially the Portfolio’s positions in US Treasury securities. On the positive side, security selection among high yield corporate bonds, structured securities, sovereign bonds, and investment-grade corporate bonds added to performance.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Portfolio used interest-rate futures, options, forwards, and swaps to help manage US and global duration and yield curve exposure. These positions detracted from performance during the period. In addition, the Portfolio traded foreign exchange derivatives, which added modestly to returns.

The Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

PGIM, Inc. is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Equity Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	2.36%	10.07%	6.64%
Portfolio: Class II	1.97	9.62	6.21
Russell 1000® Index	0.92	12.44	7.40
S&P 500 Index	1.39	12.55	7.30

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2015, the Equity Portfolio Class I shares returned 2.36% and Class II shares returned 1.97%.

The net assets of the Portfolio at December 31, 2015 were $3,848.1 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio’s subadviser is Jennison Associates LLC (Jennison).

What were market conditions during the reporting period?

Weak energy prices, a strong US dollar, and slowing economic growth in China were key influences on the global economic landscape. Overall, it was an environment with volatility in global financial markets, sluggish global economic expansion, and below-average market earnings growth. Merger and acquisition activity continued at a torrid pace, with 2015 set to challenge records for the number and size of transactions announced.

While the S&P 500 Index (the Index) returned 1.39%, there was significant disparity across sectors and capitalizations. Consumer discretionary posted the largest gain; health care, consumer staples, telecommunication services and information technology also advanced. Energy and materials suffered the largest declines.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed both Indexes, due largely to the contributions of consumer discretionary stocks across a diverse range of industries. In Internet retail, Amazon and Netflix were noteworthy performers. Amazon benefited as investors increasingly appreciated its strong execution, long-term revenue growth, margin-expansion potential, and cloud infrastructure opportunities. On-demand streaming media network Netflix’s strong subscriber growth reflected the appeal of the company’s original programming. In Jennison’s opinion, a shift toward exclusive deals and original content, increasing pricing power, international expansion, and scale advantage have strengthened the company’s long-term competitive positioning.

In restaurants, Starbucks’ strong brand and innovation in mobile and loyalty programs have driven customer engagement and robust sales. In apparel, Nike generated impressive earnings, revenue, and gross margins on the strength of its execution and the Nike brand around the world and across product categories.

The Portfolio also benefited from holdings in information technology as Google (now Alphabet) and Facebook made strong gains. Internet-based social platform Facebook has successfully implemented its mobile interface, and revenue generation from both mobile and desktop applications has improved. Google’s technological lead and dominant position in Internet search is a unique strength that has enabled the company to monetize search traffic at a meaningfully higher rate than its competitors.

The Portfolio’s average underweight in energy was also a source of relative gain.

Security choices SPX and Hertz in industrials and SLM in financials detracted from performance. SPX was hurt by worse-than-expected results in its oil and gas segment, accelerating losses in South Africa, and lower multiples in general. The position was eliminated. Hertz was hurt by a number of operational challenges. Jennison believes Hertz’s “low-expectations” profile fits its contrarian thinking model, and also that SLM’s business model remains strong and, at current valuation, the reward to risk is very attractive.

Despite positive contribution from the information technology sector in aggregate, Applied Materials and HP were positions that experienced outsized losses. The position in Applied Materials was eliminated. Jennison also believes that there are low expectations in the market for HP and view it as a contrarian idea with solid downside protection.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

The Russell 1000® Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. The S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Flexible Managed Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	1.01%	9.78%	6.75%
Blended Index	1.26	8.77	6.30
S&P 500 Index	1.39	12.55	7.30

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ending December 31, 2015, the Flexible Managed Portfolio returned 1.01%.

The net assets of the Portfolio at December 31, 2015 were $3,768.8 million.

The Portfolio’s investment objective is total investment return consistent with an aggressively managed diversified portfolio.

The Portfolio’s subadvisers are PGIM, Inc. and Quantitative Management Associates LLC.

What were market conditions during the reporting period?

The Portfolio’s custom-blended Index (the Index) returned 1.26%. The year was very volatile for global stocks, largely because of the large drop in oil prices, reduced 2015 corporate earnings estimates, the slowing of China’s economy, and China’s previously overheated stock market. The United States ended the year by raising interest rates for the first time in nine years. Elsewhere, Europe and Japan modified their programs of monetary easing, weakening their currencies. For the year, US stocks eked out marginal gains while international stocks posted slight losses. Bonds had a modestly positive year, only slightly trailing domestic equities. The Federal Reserve’s December rate hike played a large role by raising yields more broadly, a headwind for bonds late in the year. Furthermore, riskier credit markets struggled in the latter half of the year, particularly high yield bonds because of their sizable exposure to energy firms.

What strategies or holdings affected the Portfolio’s performance?

Allocations to international equities detracted from the Portfolio’s relative performance as those markets ended the year slightly negative for US-dollar-based investors. The Portfolio’s overweight in stocks was reduced throughout the year, as their risk/reward profile became less attractive. Small gains across the US stock and bond markets drove the Portfolio’s return. The Portfolio’s relative performance benefited from solid returns in its actively managed domestic stock and fixed income segments.

Did the Portfolio use derivatives and how did they affect performance?

Derivatives, in the form of international futures contracts, swaps and options, were used during the year to gain exposure to international equity markets. The effect on the Portfolio was immaterial to performance. At the end of the period no derivatives were being held in the Portfolio.

The Blended Index consists of the S&P 500 Index (60%), the Barclays U.S. Aggregate Bond Index (35%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the 3-Month T-Bill Index (5%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupon strips. The S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

PGIM, Inc., and Quantitative Management Associates LLC are registered investment advisers and are Prudential Financial companies.

The Prudential Series Fund, Global Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	2.37%	8.02%	5.10%
MSCI World Index (GD)	-0.32	8.19	5.56

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the Global Portfolio returned 2.37%.

The net assets of the Portfolio at December 31, 2015 were $965.3 million.

The Portfolio’s investment objective is long-term growth of capital by investing in stocks, with about half of its assets invested in companies in the United States and half in companies located abroad. The Portfolio’s subadvisers are: Brown Advisory (Brown), LLC, (U.S. growth stocks), T. Rowe Price Associates, Inc. (U.S. value stocks), William Blair & Company LLC (international growth stocks), LSV Asset Management (international value stocks), and Quantitative Management Associates LLC.

What were market conditions during the reporting period?

The MSCI World Index (the Index) returned -0.32%. Trends in monetary policy and economic growth at both the global and local levels were the key drivers of stock prices. Growth trends were mixed, with United States and European recoveries persisting, while emerging economies such as China struggled. European stocks were among the best in developed markets into mid-year as the European Central Bank’s January quantitative easing announcement exceeded expectations, but expectations for further easing in the second half of the year were not realized. Energy markets also had a difficult year, with prices continuing to fall due to a combination of weak emerging market growth, a strengthening US dollar, and oversupply. The year was full of market-moving events, including Greece’s struggle with the European Union, weak crude oil prices, a strong US dollar, China’s economic slowdown and unpegging its currency, and speculation about when the Federal Reserve would raise interest rates.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s four subadvisers added to return relative to the Index, outperforming their respective style-specific target indexes. The international growth sleeve was the top contributor, driven primarily by strong stock selection in the financials and information technology sectors and, geographically, by above-index selection in Australia. The large-cap growth sleeve also added significant value due to strong stock selection in the consumer discretionary, information technology, and materials sectors. The Portfolio was helped by an underexposure to stocks paying a dividend, as faster-growing companies that generally don’t pay dividends were among the best performers for the year.

Did the Portfolio’s use of derivatives affect performance?

None of the four subadvisers use derivative instruments as a principal investment strategy. The types of derivatives employed most often were stock futures contracts (to help manage cash flows in the Portfolio) and currency forwards and futures contracts (to hedge a portion of the Portfolio’s currency exposure).

The MSCI World Index (GD) - The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Government Income Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	0.67%	3.03%	4.34%
Barclays Government Bond Index	0.86	2.77	4.10

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the Government Income Portfolio returned 0.67%.

The net assets of the Portfolio at December 31, 2015 were $231.8 million.

The Portfolio’s investment objective is a high level of income over the long term consistent with the preservation of capital. The Portfolio’s subadviser is PGIM, Inc.

What were market conditions during the reporting period?

In December, the Federal Reserve (the Fed) raised the federal funds rate, a move that had been widely anticipated and had already been priced into the market. Given that it would be the first rate increase in nearly 10 years, the Fed had gone to great lengths during 2015 to communicate its intentions. As a result, price movement and volatility within the bond market were subdued in the wake of the December rate hike. Fed policymakers also reiterated their intention to raise rates slowly. As the Fed began the process of normalizing short-term interest rates, 10-year Treasury yields drifted higher. They ended the year at 2.27%, not far from 2.17%, where they stood a year earlier.

During the reporting period, commodity prices continued their slide, as growth in global commodity production capacity and output overwhelmed demand in the weak global growth environment. Accordingly, commodity producers and exporters began to make structural adjustments.

What strategies or holdings affected the Portfolio’s performance?

During the period, security selection was a strong driver of the Portfolio’s performance, highlighted by positions among commercial mortgage-backed securities (CMBS), mortgage-backed securities, and Treasury securities.

The Portfolio was hurt by its sector allocations, with its overweight in CMBS the largest detractor from performance. Opportunistically underweighting and overweighting mortgage-backed securities during the year contributed positively to performance.

The Portfolio’s US yield curve flattening bias detracted from performance as the yield curve steepened during the second quarter. This positioning then contributed positively as the yield curve flattened during the remainder of the year. The Portfolio’s tactical long-duration position relative to its benchmark added to results (duration measures the approximate price change of a bond portfolio for a given change in interest rates).

Did the Portfolio’s use of derivatives affect performance?

The Portfolio’s tactical duration strategies and yield curve positioning were partially implemented via interest rate swaps, options, and futures, which detracted from performance during the period.

The Barclays Government Bond Index is a weighted unmanaged index comprised of securities issued or backed by the U.S. Government, its agencies, and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

PGIM, Inc. is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, High Yield Bond Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-2.45%	5.26%	6.67%
Barclays U.S. High Yield 1% Issuer Capped Index	-4.50	4.98	6.84

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the High Yield Bond Portfolio returned -2.45%.

The net assets of the Portfolio at December 31, 2015 were $3,159.5 million.

The Portfolio’s objective is high total return. The Portfolio’s subadviser is PGIM, Inc.

What were market conditions during the reporting period?

The high-yield corporate bond market declined during the reporting period, with an enormous dispersion between the performance of BB-rated bonds, B-rated bonds, and CCC-rated bonds. During the period, BB-rated bonds declined approximately 1.1%, B-rated bonds fell approximately 4.5%, and CCC-rated bonds dropped approximately 12.2%. The high-yield bond market was volatile, due in part to lower oil prices, uncertainty leading into a December rate hike by the Federal Reserve, an increase in stock-market volatility, and heavy retail outflows from high-yield bond mutual funds.

In terms of market trends, the energy sector continued to underperform as crude oil prices fell to seven-year lows. However, aside from commodity-related sectors, credit fundamentals in other sectors appeared relatively steady. The U.S. consumer was spending, and U.S. economic growth continued. Leverage and debt coverage statistics (excluding those in the commodities sector) deteriorated slightly during the period, but stayed stable overall. That said, there were some pockets of weakness among suppliers to commodity-related companies, retailers that experienced a soft patch amid U.S. dollar strength and warm weather across the country, and select health care and pharmaceutical names.

What strategies or holdings affected the Portfolio’s performance?

During the period, the Portfolio benefited from its sector allocations, particularly its underweights in the energy and the metals and mining sectors. Its overweight positions in the gaming and technology sectors also added to returns. Underweight allocations to the finance and insurance, telecommunications, and media and entertainment sectors detracted from performance. In addition, security selection in the telecommunications, health care and pharmaceutical, and finance and insurance sectors limited results.

Did the Portfolio’s use of derivatives affect performance?

Derivatives were used in the Portfolio and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. On various occasions throughout the reporting period, the Portfolio used the Markit CDX High Yield Index (CDX) to obtain broad market exposure, which modestly helped the Portfolio’s performance. The Markit CDX High Yield Index is based on a basket of 100 equally weighted credit default swaps on high yield issuers. A credit default swap is similar to buying or selling insurance contracts on a corporation’s debt.

The Barclays U.S. High Yield 1% Issuer Capped Index is an unmanaged index that covers the universe of U.S. dollar denominated, non-convertible, fixed-rate, non-investment-grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

PGIM, Inc. is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Jennison Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	11.48%	14.49%	8.46%
Portfolio: Class II	11.03	14.04	8.03
Russell 1000® Growth Index	5.67	13.53	8.53
S&P 500 Index	1.39	12.55	7.30

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

The Russell 1000® Growth Index is a trademark/service of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2015, the Jennison Portfolio Class I shares returned 11.48% and Class II shares returned 11.03%.

The net assets of the Portfolio at December 31, 2015 were $1,715.2 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio’s subadviser is Jennison Associates LLC (Jennison).

What were market conditions during the reporting period?

Weak energy prices, a strong US dollar, and slowing economic growth in China were key influences on the global economic landscape in 2015. In an environment of volatility in global financial markets, sluggish global economic expansion, and below-average market earnings growth, companies with above-average profit growth excelled.

What strategies or holdings affected the Portfolio’s performance?

Consumer discretionary stocks across a diverse range of industries contributed significantly to Portfolio performance. In Internet retail, Amazon and Netflix were noteworthy performers. Amazon benefited as investors increasingly appreciated its strong execution, long-term revenue growth, margin-expansion potential, and cloud infrastructure opportunities. The company has been increasing its business investment to drive unit growth in its core retail business and through the proliferation of digital commerce via the mobile market. On-demand streaming media network Netflix’s strong subscriber growth reflected the appeal of the company’s original programming. Jennison believes a shift toward exclusive deals and original content, increasing pricing power, international expansion, and scale advantage have strengthened the company’s long-term competitive positioning.

In restaurants, Starbucks’ strong brand and innovation in mobile and loyalty programs have driven customer engagement and robust sales. In apparel, Nike generated impressive earnings, revenue, and gross margins on the strength of its execution and the Nike brand around the world and across product categories.

In information technology, Google (now Alphabet) and Facebook made strong gains. Internet-based social platform Facebook has successfully implemented its mobile interface, and revenue generation from both mobile and desktop applications has improved. Jennison believes that as the company solidifies its dominant position, it continues to increase its appeal to both users and advertisers. Long-term, largely untapped, growth drivers include Instagram, WhatsApp, Messenger, and Oculus. Google’s technological lead and dominant position in Internet search is a unique strength that has enabled the company to monetize search traffic at a meaningfully higher rate than its competitors. Jennison likes its solid competitive position, strong advertising revenue, and YouTube income-generating opportunities.

Another technology stock, Alibaba, detracted from Portfolio performance. One of the world’s largest e-commerce companies, with dominant positions in several Chinese markets, it was hurt by transitional challenges posed by changes in keyword search and the migration to mobile-device-based transactions. Jennison believes that the company’s initiatives related to these issues will be beneficial and that Alibaba offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market.

Health care companies have been strong positive contributors to return for several years, and the Portfolio trimmed or eliminated select positions as the investment goals were realized. The Portfolio continues to own a number of companies that are developing novel therapies for cancer and other serious conditions. Holdings with promising development programs that performed well include Regeneron, Celgene, and Bristol-Myers Squibb.

Slowing global growth affected the industrials and commodities sectors broadly. In industrials, Canadian Pacific Railway was hurt by lower volumes of a variety of commodities, including oil, grain, and coal, being shipped on its rail line. The Portfolio eliminated the position. Oil equipment and services provider Schlumberger was pressured as falling energy prices caused its customers to curtail future spending.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

The Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Money Market Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	7-Day* Current Net Yield	1-Year	5-Year	10-Year
Portfolio	0.00%	0.00%	0.01%	1.27%
Lipper (VIP) Money Market Funds Avg.	N/A	-0.03	-0.02	1.16

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

7-DAY CURRENT NET YIELD*

For the year ended December 31, 2015, the Money Market Portfolio returned 0.00%.

The net assets of the Portfolio at December 31, 2015 were $650.8 million.

The Portfolio’s investment objective is to seek maximum current income consistent with the stability of capital and maintenance of liquidity. The Portfolio’s subadviser is PGIM, Inc.

What were market conditions during the reporting period?

During the reporting period, the US economic expansion remained on track as business in fixed investment and the housing sector continued to improve. In particular, US labor market developments were encouraging, with improving wages and lower unemployment, that along with falling fuel prices helped consumer-oriented sectors.

As the economy continued to improve, the Federal Reserve (the Fed) began hinting of a “lift off” for the federal funds rate. While preparing the market for a potential increase, the Fed maintained its stance that the hiking cycle would remain data-dependent and be gradual over the next couple of years. Although the market had expected a “lift off” in September, the Fed held off on concern that weaker growth outside the US, coupled with global financial market volatility, might slow US growth. In December, the Fed raised the federal funds rate from a range between 0% and 0.25% to a range between 0.25% and 0.50%, expressing its confidence in the US economic outlook and the continued labor market improvement.

The three-month London interbank offered rate (LIBOR), the rate that banks pay one another to borrow in US dollars, rose from nearly 0.25% to 0.61% over the course of the reporting period.

What strategies or holdings affected the Portfolio’s performance?

Throughout the period, the investment team remained cautious on credit risk in anticipation of wider spreads as the 2a-7 regulatory changes loomed. Specifically, the Portfolio was underweight in the finance sector, with the majority of its purchases limited to three months or less. The Portfolio’s weighted average maturity (WAM) fluctuated between neutral and shorter than its peers.

The investment team maintained the Portfolio’s holdings of LIBOR-based securities by favoring government agency securities. The Portfolio’s weighted average life was higher than the universe average.

During the period, the investment team tactically adjusted the Portfolio’s sector positioning in order to position it optimally for seasonal factors. As year-end approached, the Portfolio’s holdings of Treasury and agency securities increased, as the investment team expected reduced liquidity and a lower supply of non-government assets.

*	Source: iMoneyNet, Inc. based on 218 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/29/2015.

The Lipper Variable Insurance Products (VIP) Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. Returns for the Lipper Average reflect the deduction of operating expenses. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.

PGIM, Inc. is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Natural Resources Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	-28.57	-12.92%	-0.34%
Portfolio: Class II	-28.85	-13.28	-0.74
Lipper (VUF) Natural Resources Funds Index	-24.43	-8.22	-0.04
S&P 500 Index	1.39	12.55	7.30

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II). Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2015, the Natural Resources Portfolio Class I returned -28.57% and Class II returned -28.85%.

The net assets of the Portfolio at December 31, 2015 were $416.4 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio’s subadviser is Jennison Associates LLC (Jennison).

What were market conditions during the reporting period?

Natural resources stocks experienced a rollercoaster ride in 2015 as crude oil prices double-dipped amid signs of strong demand growth, rapid declines in drilling activity, and then newfound supply fears stemming from continued production in Iran, Saudi Arabia, and the US. Volatile oil prices along with weak commodity prices caused by global macroeconomic weakness and the strengthening US dollar pushed natural resources stocks broadly lower by year end.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed the Lipper Natural Resources Funds Index as holdings in oil and gas exploration and production, and metals and mining, ended lower. Conversely, the Portfolio’s holdings within both the food products industry and the oil and gas refining and marketing segment performed well, contributing to performance.

Top contributors to performance included energy equipment and services firm Cameron International as its shares rose from the previously announced takeover bid by Schlumberger; oil and gas exploration and production company PDC Energy, which performed well despite falling crude oil prices; and Latin American food products firm Adecoagro SA, which experienced a double-digit increase.

It was a tough year for the energy sector given crude oil’s precipitous price decline, along with the overall drop in commodity prices. Oil and gas exploration and production companies Anadarko Petroleum and Devon Energy were among the top detractors, along with Canadian metals and mining company First Quantum Minerals Ltd., whose shares were hit hard by an economic slowdown from China, one of the world’s largest consumers of base metals, which has reduced the country’s global demand for industrial metals.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

The Lipper Variable Underlying Funds (VUF) Natural Resources Funds Index is calculated by Lipper Analytical Services, Inc. and consists of an equal dollar-weighted composite of the 10 largest funds in the Lipper VUF Natural Resources Fund classification. The index is rebalanced quarterly. Natural Resources Funds are deemed as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources. The S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns are net of investment fees and fund expenses, but not product charges. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Small Capitalization Stock Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-2.29%	11.11%	7.70%
S&P SmallCap 600 Index	-1.97	11.48	8.01

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the Small Capitalization Stock Portfolio returned -2.29%.

The net assets of the Portfolio at December 31, 2015 were $682.4 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio’s subadviser is Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

Equity market performance for the full year was weak. Small and midcap indices ended the year in the red. The S&P 500 was up a modest 1.39% on a total return basis, but on a price performance basis was negative for the year. Investors were responding to a multitude of concerns. Chief among these are economic concerns. Economic growth outside the United States is anemic. Within the United States, investors have been concerned about the effects of rising interest rates and sluggish earnings growth. As a result, investors have largely avoided risk as evidenced by small cap stocks underperforming large caps, high beta underperforming low beta, and growth outperforming value.

What strategies or holdings affected the Portfolio’s performance?

Potential tracking error differences (the difference between the return of the portfolio and the return of the benchmark), brokerage costs, as well as other costs and expenses of the Portfolio, may cause its return to be lower than that of the S&P Small Cap 600 Index. The Portfolio slightly underperformed the Index.

Did the Portfolio’s use of derivatives affect performance?

During the year, the Portfolio had a small exposure to derivative instruments to help enhance its liquidity, but the position did not have a material impact on its performance.

The S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Stock Index Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	1.18%	12.27%	7.03%
S&P 500 Index	1.39	12.55	7.30

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the Stock Index Portfolio returned 1.18%.

The net assets of the Portfolio at December 31, 2015 were $3,010.1 million.

The Portfolio’s investment objective is to achieve investment results that generally correspond to the performance of publicly traded common stocks.

The Portfolio’s subadviser is Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

Equity market performance for the full year was weak. Small and midcap indices ended the year in the red. The S&P 500 was up a modest 1.39% on a total return basis, but on a price performance basis was negative for the year. Investors were responding to a multitude of concerns. Chief among these are economic concerns. Economic growth outside the United States is anemic. Within the United States, investors have been concerned about the effects of rising interest rates and sluggish earnings growth. As a result, investors have largely avoided risk as evidenced by small cap stocks underperforming large caps, high beta underperforming low beta, and growth outperforming value.

What strategies or holdings affected the Portfolio’s performance?

Potential tracking error differences (the difference between the return of the Portfolio and the return of the benchmark), brokerage costs, as well as other costs and expenses of the Portfolio, may cause its return to be lower than that of the S&P 500 Index. The Portfolio slightly underperformed the Index.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio uses derivative instruments, though not as a principal investment strategy. The Portfolio had a small position in futures contracts on the S&P 500 Index to help enhance liquidity. This exposure slightly detracted from the Portfolio’s performance.

The S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Value Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	-8.19%	7.80%	5.33%
Portfolio: Class II	-8.54	7.38	4.91
Russell 1000® Value Index	-3.83	11.27	6.16
S&P 500 Index	1.39	12.55	7.30

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2015, the Value Portfolio Class I shares returned -8.19% and Class II shares returned -8.54%.

The net assets of the Portfolio at December 31, 2015 were $1,364.8 million.

The Portfolio’s investment objective is capital appreciation. The Portfolio’s subadviser is Jennison Associates LLC (Jennison).

What were market conditions during the reporting period?

Weak energy prices, a strong US dollar, and slowing economic growth in China were key influences on the global economic landscape in 2015. Overall it was an environment with volatility in global financial markets, sluggish economic expansion, and below-average market earnings growth. Merger and acquisition activity continued at a torrid pace, with 2015 set to challenge records for the number and size of transactions announced. In 2015, large-cap value stocks trailed large-cap growth stocks by the widest margin since 2009 and the seventh time in 10 years that the asset class has lagged.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio trailed the Russell 1000® Value Index (the Index) for the reporting period. Within the Index, there was wide disparity among sector performance. Health care posted the largest gain, and telecommunication services and industrials also advanced. Energy and materials suffered double-digit declines.

Stock selection in financials and industrials proved detrimental to the Portfolio’s relative results. SLM and Navient were laggards in financials and in the overall Portfolio. Negative sentiment weighed on shares of SLM. Jennison believes that the business model remains strong and, at current valuation, the reward to risk is very attractive. The Portfolio no longer holds a position in Navient.

Marathon Oil and HP were other notable detractors. Marathon was hurt along with other exploration and production companies amid plummeting oil prices. Jennison continues to like Marathon’s healthy balance sheet and improving resource base, while finding it attractively valued relative to peers. Jennison also believes that there are low expectations in the market for HP and view it as a contrarian idea with solid downside protection. More importantly, the recent breakup of the company into two businesses should unlock shareholder value.

Stock selection in consumer discretionary, led by Lear and Carnival, added the most relative gains. Carnival continues to benefit from better pricing control and expansion into China. Auto parts maker Lear posted above consensus earnings as it continues to execute extremely well. It is consistently growing global production, while driving improving margins, and delivering the most aggressive return on capital in the industry.

Alphabet (formerly Google) and Cigna were other strong contributors. Jennison continues to like Alphabet’s solid competitive position, strong advertising revenue, and YouTube income-generating opportunities. Revenue continued to grow strongly, margins improved, and capital expenditure growth slowed. Cigna continued to benefit from increasing enrollments and global expansion plans, and the company’s consistent growth and valuation are attractive.

While the Portfolio’s holdings trailed Index counterparts, the energy sector was a source of relative gain due to an underweight stance.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

The Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2015

Conservative Balanced
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	1.4%
Microsoft Corp.	1.1%
Government National Mortgage Assoc., 3.000%, TBA	1.0%
U.S. Treasury Inflation Indexed Bonds, TIPS, 0.125%, 04/15/20	0.9%
U.S. Treasury Notes, 1.625%, 11/30/20	0.9%

Diversified Bond
Allocation	(% of Net Assets	)
Banks	11.4%
Commercial Mortgage-Backed Securities	10.6%
Residential Mortgage-Backed Securities	10.5%
U.S. Treasury Obligations	6.0%
Collateralized Loan Obligations	4.5%

Equity
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	3.0%
Amazon.com, Inc.	2.9%
Facebook, Inc. (Class A Stock)	2.8%
Apple, Inc.	2.4%
Allergan PLC	2.4%

Flexible Managed
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	2.2%
Microsoft Corp.	1.7%
Amazon.com, Inc.	1.2%
Berkshire Hathaway, Inc. (Class B Stock)	1.1%
Alphabet, Inc. (Class C Stock)	1.0%

Global
Top Five Countries	(% of Net Assets	)
United States	51.8%
Japan	9.8%
United Kingdom	7.0%
France	3.6%
Switzerland	3.5%

Government Income
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	43.5%
Commercial Mortgage-Backed Securities	29.6%
U.S. Treasury Obligations	17.2%
Collateralized Loan Obligations	5.8%
Foreign Agencies	0.4%

High Yield Bond
Allocation	(% of Net Assets	)
Telecommunications	6.2%
Healthcare-Services	6.2%
Media	6.0%
Electric	5.8%
Retail	4.7%

Jennison
Five Largest Holdings	(% of Net Assets	)
Amazon.com., Inc.	5.0%
Apple, Inc.	4.4%
Facebook, Inc. (Class A Stock)	4.2%
MasterCard, Inc. (Class A Stock)	3.3%
Visa, Inc. (Class A Stock)	3.1%

Natural Resources
Five Largest Holdings	(% of Net Assets	)
Concho Resources, Inc.	4.2%
Noble Energy, Inc.	3.7%
Schlumberger Ltd.	3.6%
EOG Resources, Inc.	3.5%
Cameron International Corp.	3.1%

Small Capitalization Stock
Five Largest Holdings	(% of Net Assets	)
Piedmont Natural Gas Co., Inc.	0.7%
iShares Core S&P Small-Cap ETF	0.7%
ABIOMED, Inc.	0.6%
Heartland Payment Systems, Inc.	0.5%
EPR Properties	0.5%

Stock Index
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	3.2%
Microsoft Corp.	2.4%
Exxon Mobil Corp.	1.8%
General Electric Co.	1.6%
Johnson & Johnson	1.5%

Value
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	3.4%
Wells Fargo & Co.	3.4%
Bank of America Corp.	3.0%
Citigroup, Inc.	2.7%
Microsoft Corp.	2.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2015

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
Conservative Balanced (Class I)	Actual	$1,000.00	$998.70	0.59%	$2.97
	Hypothetical	$1,000.00	$1,022.23	0.59%	$3.01
Diversified Bond (Class I)	Actual	$1,000.00	$1,000.00	0.47%	$2.37
	Hypothetical	$1,000.00	$1,022.84	0.47%	$2.40
Equity (Class I)	Actual	$1,000.00	$992.00	0.47%	$2.36
	Hypothetical	$1,000.00	$1,022.84	0.47%	$2.40
Equity (Class II)	Actual	$1,000.00	$990.00	0.87%	$4.36
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43
Flexible Managed (Class I)	Actual	$1,000.00	$1,001.70	0.63%	$3.18
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21
Global (Class I)	Actual	$1,000.00	$979.90	0.82%	$4.09
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18
Government Income (Class I)	Actual	$1,000.00	$1,005.00	0.50%	$2.53
	Hypothetical	$1,000.00	$1,022.68	0.50%	$2.55
High Yield Bond (Class I)	Actual	$1,000.00	$949.40	0.57%	$2.80
	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91
Jennison (Class I)	Actual	$1,000.00	$1,025.70	0.63%	$3.22
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21
Jennison (Class II)	Actual	$1,000.00	$1,023.60	1.03%	$5.25
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24
Money Market (Class I)	Actual	$1,000.00	$1,000.00	0.22%	$1.11
	Hypothetical	$1,000.00	$1,024.10	0.22%	$1.12

The Prudential Series Fund Fees and Expenses — unaudited (continued)	December 31, 2015

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
Natural Resources (Class I)	Actual	$1,000.00	$743.20	0.50%	$2.20
	Hypothetical	$1,000.00	$1,022.68	0.50%	$2.55
Natural Resources (Class II)	Actual	$1,000.00	$741.70	0.90%	$3.95
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58
Small Capitalization Stock (Class I)	Actual	$1,000.00	$939.30	0.40%	$1.96
	Hypothetical	$1,000.00	$1,023.19	0.40%	$2.04
Stock Index (Class I)	Actual	$1,000.00	$1,001.00	0.32%	$1.61
	Hypothetical	$1,000.00	$1,023.59	0.32%	$1.63
Value (Class I)	Actual	$1,000.00	$914.90	0.43%	$2.08
	Hypothetical	$1,000.00	$1,023.04	0.43%	$2.19
Value (Class II)	Actual	$1,000.00	$1,001.90	0.83%	$4.19
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2015, and divided by the 365 days in the Portfolio’s fiscal year ending December 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

CONSERVATIVE BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2015

LONG-TERM INVESTMENTS — 87.7%
COMMON STOCKS — 48.3%	Shares	Value (Note 2)
Aerospace & Defense — 1.3%
Airbus Group SE (France)	17,491	$1,178,679
Boeing Co. (The)	39,550	5,718,535
General Dynamics Corp.	18,800	2,582,368
Honeywell International, Inc.	48,412	5,014,031
L-3 Communications Holdings, Inc.	5,100	609,501
Lockheed Martin Corp.	16,600	3,604,690
Northrop Grumman Corp.	11,662	2,201,902
Precision Castparts Corp.	8,500	1,972,085
Raytheon Co.	18,800	2,341,164
Rockwell Collins, Inc.	8,200	756,860
Safran SA (France)	2,803	192,575
Textron, Inc.	17,100	718,371
Thales SA (France)	1,173	87,799
United Technologies Corp.	51,200	4,918,784

		31,897,344

Air Freight & Logistics — 0.3%
Bollore SA (France)	8,313	38,736
C.H. Robinson Worldwide, Inc.	9,100	564,382
Expeditors International of Washington, Inc.	12,000	541,200
FedEx Corp.	16,700	2,488,133
Royal Mail PLC (United Kingdom)	18,943	124,075
United Parcel Service, Inc. (Class B Stock)	43,200	4,157,136

		7,913,662

Airlines — 0.3%
American Airlines Group, Inc.	39,500	1,672,825
ANA Holdings, Inc. (Japan)	13,000	37,506
Cathay Pacific Airways Ltd. (Hong Kong)	132,000	227,127
Delta Air Lines, Inc.	49,200	2,493,948
easyJet PLC (United Kingdom)	25,761	660,696
International Consolidated Airlines Group SA (United Kingdom)	9,089	81,467
Japan Airlines Co. Ltd. (Japan)	6,300	225,495
Ryanair Holdings PLC (Ireland), ADR	3,525	304,772
Singapore Airlines Ltd. (Singapore)	3,300	26,002
Southwest Airlines Co.	40,800	1,756,848
United Continental Holdings, Inc.*	23,700	1,358,010

		8,844,696

Auto Components — 0.2%
BorgWarner, Inc.	14,000	605,220
Cie Generale des Etablissements Michelin (France)	1,757	167,237
Delphi Automotive PLC (United Kingdom)	17,600	1,508,848
Goodyear Tire & Rubber Co. (The)	16,300	532,521
Johnson Controls, Inc.	40,500	1,599,345
Koito Manufacturing Co. Ltd. (Japan)	15,600	639,716
NHK Spring Co. Ltd. (Japan)	7,400	74,195
Nokian Renkaat OYJ (Finland)	1,095	39,093
Toyota Industries Corp. (Japan)	1,600	85,557
Valeo SA (France)	782	120,565

		5,372,297

COMMON STOCKS (continued)	Shares	Value (Note 2)
Automobiles — 0.5%
Daimler AG (Germany)	16,500	$1,378,648
Fiat Chrysler Automobiles NV (United Kingdom)*	8,468	117,603
Ford Motor Co.	240,885	3,394,070
Fuji Heavy Industries Ltd. (Japan)	22,500	926,916
General Motors Co.	89,100	3,030,291
Harley-Davidson, Inc.(a)	12,000	544,680
Mazda Motor Corp. (Japan)	34,000	701,582
Mitsubishi Motors Corp. (Japan)	6,100	51,609
Nissan Motor Co. Ltd. (Japan)	81,800	856,507
Peugeot SA (France)*	33,256	582,945
Renault SA (France)	1,906	190,783
Suzuki Motor Corp. (Japan)	3,400	103,305
Toyota Motor Corp. (Japan)	16,200	997,580
Volkswagen AG (Germany)	333	51,171

		12,927,690

Banks — 3.2%
Australia & New Zealand Banking Group Ltd. (Australia)	22,458	453,197
Banco Santander SA (Spain)	28,824	141,797
Bank Hapoalim BM (Israel)	125,666	648,688
Bank of America Corp.	647,221	10,892,729
Bank of Queensland Ltd. (Australia)	65,554	661,283
Bank of Yokohama Ltd. (The) (Japan)	13,000	79,685
Bankinter SA (Spain)	5,320	37,726
BB&T Corp.	48,300	1,826,223
Bendigo & Adelaide Bank Ltd. (Australia)	4,344	37,575
BNP Paribas SA (France)	10,102	571,547
BOC Hong Kong Holdings Ltd. (Hong Kong)	9,500	28,909
Chiba Bank Ltd. (The) (Japan)	8,000	56,770
Citigroup, Inc.	186,085	9,629,899
Comerica, Inc.	11,000	460,130
Commonwealth Bank of Australia (Australia)	26,154	1,616,954
Credit Agricole SA (France)	10,131	119,386
DNB ASA (Norway)	45,085	555,502
Fifth Third Bancorp	49,621	997,382
Fukuoka Financial Group, Inc. (Japan)	7,000	34,710
Hiroshima Bank Ltd. (The) (Japan)	5,000	28,419
HSBC Holdings PLC (United Kingdom)	234,842	1,853,904
Huntington Bancshares, Inc.	47,736	527,960
Intesa Sanpaolo SpA (Italy)	122,020	405,231
Intesa Sanpaolo SpA (Italy), RSP	10,665	32,579
Japan Post Bank Co. Ltd. (Japan)*	3,900	56,783
Joyo Bank Ltd. (The) (Japan)	6,000	28,373
JPMorgan Chase & Co.	229,445	15,150,253
KBC Groep NV (Belgium)	14,972	936,147
KeyCorp	48,500	639,715
Kyushu Financial Group, Inc. (Japan)*	3,300	23,255
M&T Bank Corp.	9,700	1,175,446
Mitsubishi UFJ Financial Group, Inc. (Japan)	125,100	774,901

SEE NOTES TO FINANCIAL STATEMENTS.

A1

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Mizuho Financial Group, Inc. (Japan)	600,000	$1,200,000
Nordea Bank AB (Sweden)	26,425	289,929
People’s United Financial, Inc.(a)	19,100	308,465
PNC Financial Services Group, Inc. (The)	31,833	3,034,003
Regions Financial Corp.	77,303	742,109
Resona Holdings, Inc. (Japan)	133,500	648,308
Societe Generale SA (France)	10,101	465,478
Sumitomo Mitsui Financial Group, Inc. (Japan)	31,000	1,169,973
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	32,000	121,195
SunTrust Banks, Inc.	31,800	1,362,312
Suruga Bank Ltd. (Japan)	1,800	37,095
Swedbank AB (Sweden) (Class A Stock)	8,788	193,543
U.S. Bancorp	102,385	4,368,768
United Overseas Bank Ltd. (Singapore)	12,200	168,199
Wells Fargo & Co.	289,764	15,751,571
Westpac Banking Corp. (Australia)	31,553	764,836
Zions Bancorporation	12,850	350,805

		81,459,647

Beverages — 1.1%
Anheuser-Busch InBev NV (Belgium)	6,824	849,233
Brown-Forman Corp. (Class B Stock)	6,850	680,068
Coca-Cola Co. (The)	242,701	10,426,435
Coca-Cola Enterprises, Inc.	13,400	659,816
Constellation Brands, Inc. (Class A Stock)	10,800	1,538,352
Diageo PLC (United Kingdom)	12,539	342,414
Dr. Pepper Snapple Group, Inc.	12,000	1,118,400
Heineken Holding NV (Netherlands)	8,686	668,710
Heineken NV (Netherlands)	8,910	759,287
Molson Coors Brewing Co. (Class B Stock)	9,900	929,808
Monster Beverage Corp.*	9,400	1,400,224
PepsiCo, Inc.	91,307	9,123,395
Pernod Ricard SA (France)	2,018	230,143
SABMiller PLC (United Kingdom)	4,796	286,918
Treasury Wine Estates Ltd. (Australia)	6,387	38,348

		29,051,551

Biotechnology — 1.6%
AbbVie, Inc.	102,400	6,066,176
Actelion Ltd. (Switzerland)*	997	138,527
Alexion Pharmaceuticals, Inc.*	14,000	2,670,500
Amgen, Inc.	47,287	7,676,099
Baxalta, Inc.	33,800	1,319,214
Biogen, Inc.*	13,960	4,276,646
Celgene Corp.*	48,900	5,856,264
CSL Ltd. (Australia)	2,366	180,382
Gilead Sciences, Inc.	91,300	9,238,647
Grifols SA (Spain)	1,224	56,576

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
Regeneron Pharmaceuticals, Inc.*	4,840	$2,627,491
Vertex Pharmaceuticals, Inc.*(a)	15,300	1,925,199

		42,031,721

Building Products — 0.1%
Allegion PLC	6,433	424,063
Asahi Glass Co. Ltd. (Japan)(a)	21,000	120,306
Daikin Industries Ltd. (Japan)	2,300	167,490
LIXIL Group Corp. (Japan)	2,600	57,745
Masco Corp.	21,400	605,620

		1,375,224

Capital Markets — 1.0%
3i Group PLC (United Kingdom)	9,460	67,013
Affiliated Managers Group, Inc.*	3,400	543,184
Ameriprise Financial, Inc.	11,120	1,183,390
Bank of New York Mellon Corp. (The)	68,458	2,821,839
BlackRock, Inc.	8,000	2,724,160
Charles Schwab Corp. (The)	74,050	2,438,467
E*TRADE Financial Corp.*	17,620	522,257
Franklin Resources, Inc.	24,300	894,726
Goldman Sachs Group, Inc. (The)	25,200	4,541,796
Invesco Ltd.	27,100	907,308
Investec PLC (South Africa)	5,386	37,977
Legg Mason, Inc.	7,000	274,610
Macquarie Group Ltd. (Australia)	2,863	171,273
Mediobanca SpA (Italy)	6,985	66,959
Morgan Stanley	94,180	2,995,866
Nomura Holdings, Inc. (Japan)	33,900	188,825
Northern Trust Corp.	13,600	980,424
Partners Group Holding AG (Switzerland)	153	55,024
State Street Corp.	25,300	1,678,908
T. Rowe Price Group, Inc.	16,000	1,143,840
UBS Group AG (Switzerland)	34,802	675,140

		24,912,986

Chemicals — 1.1%
Air Products & Chemicals, Inc.	12,000	1,561,320
Airgas, Inc.	4,500	622,440
Asahi Kasei Corp. (Japan)	109,000	737,070
BASF SE (Germany)	1,157	88,138
CF Industries Holdings, Inc.	15,200	620,312
Daicel Corp. (Japan)	54,500	811,064
Dow Chemical Co. (The)	71,631	3,687,564
E.I. du Pont de Nemours & Co.	55,920	3,724,272
Eastman Chemical Co.	9,200	621,092
Ecolab, Inc.	16,500	1,887,270
EMS-Chemie Holding AG (Switzerland)	76	33,447
Evonik Industries AG (Germany)	582	19,251
FMC Corp.	8,200	320,866
Incitec Pivot Ltd. (Australia)	15,818	45,199
International Flavors & Fragrances, Inc.	5,000	598,200
K+S AG (Germany)	5,025	128,094
Kuraray Co. Ltd. (Japan)(a)	3,300	39,972

SEE NOTES TO FINANCIAL STATEMENTS.

A2

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
LyondellBasell Industries NV (Class A Stock)	23,100	$2,007,390
Mitsubishi Chemical Holdings Corp. (Japan)	13,600	86,288
Mitsubishi Gas Chemical Co., Inc. (Japan)	37,000	189,200
Mitsui Chemicals, Inc. (Japan)	8,000	35,480
Monsanto Co.	27,294	2,689,005
Mosaic Co. (The)	20,800	573,872
PPG Industries, Inc.	16,800	1,660,176
Praxair, Inc.	17,700	1,812,480
Sherwin-Williams Co. (The)	4,900	1,272,040
Teijin Ltd. (Japan)	32,000	109,052
Toray Industries, Inc. (Japan)	4,000	37,170
Yara International ASA (Norway)	17,769	764,214

		26,781,938

Commercial Services & Supplies — 0.2%
ADT Corp. (The)	10,500	346,290
Cintas Corp.	6,000	546,300
Pitney Bowes, Inc.	12,100	249,865
Republic Services, Inc.	15,465	680,305
Secom Co. Ltd. (Japan)	2,000	135,539
Securitas AB (Sweden) (Class B Stock)	2,984	45,628
Stericycle, Inc.*	5,300	639,180
Tyco International PLC	26,100	832,329
Waste Management, Inc.	26,142	1,395,199

		4,870,635

Communications Equipment — 0.6%
Cisco Systems, Inc.	314,400	8,537,532
F5 Networks, Inc.*	4,500	436,320
Harris Corp.	8,000	695,200
Juniper Networks, Inc.	22,500	621,000
Motorola Solutions, Inc.	10,289	704,282
QUALCOMM, Inc.	96,700	4,833,550

		15,827,884

Construction & Engineering — 0.1%
ACS Actividades de Construccion y Servicios SA (Spain)	1,852	54,185
Bouygues SA (France)	1,938	76,843
CIMIC Group Ltd. (Australia)	938	16,454
Ferrovial SA (Spain)	4,254	96,197
Fluor Corp.(a)	8,800	415,536
Jacobs Engineering Group, Inc.*	7,700	323,015
Obayashi Corp. (Japan)	75,000	692,040
Quanta Services, Inc.*	12,500	253,125
Shimizu Corp. (Japan)	7,000	57,080
Skanska AB (Sweden) (Class B Stock)	33,096	641,851
Taisei Corp. (Japan)	19,000	125,153
Vinci SA (France)	4,676	299,709

		3,051,188

Construction Materials — 0.1%
LafargeHolcim Ltd. (Switzerland)	4,116	206,108
Martin Marietta Materials, Inc.	4,300	587,294

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction Materials (continued)
Taiheiyo Cement Corp. (Japan)	9,000	$26,283
Vulcan Materials Co.	8,200	778,754

		1,598,439

Consumer Finance — 0.4%
American Express Co.	52,600	3,658,330
Capital One Financial Corp.	33,561	2,422,433
Discover Financial Services	26,940	1,444,523
Navient Corp.	22,600	258,770
Provident Financial PLC (United Kingdom)	1,886	93,513
Synchrony Financial*	51,372	1,562,223

		9,439,792

Containers & Packaging — 0.1%
Avery Dennison Corp.	6,100	382,226
Ball Corp.	8,500	618,205
Owens-Illinois, Inc.*	9,400	163,748
Rexam PLC (United Kingdom)	6,646	59,280
Sealed Air Corp.	13,100	584,260
WestRock Co.	16,844	768,423

		2,576,142

Distributors
Genuine Parts Co.	9,500	815,955

Diversified Consumer Services
H&R Block, Inc.	14,100	469,671

Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc. (Class B Stock)*	116,900	15,435,476
CME Group, Inc.	20,900	1,893,540
Groupe Bruxelles Lambert SA (Belgium)	924	79,065
Intercontinental Exchange, Inc.	6,871	1,760,762
Investment AB Kinnevik (Sweden) (Class B Stock)	2,240	68,995
Investor AB (Sweden) (Class B Stock)	20,485	752,828
Leucadia National Corp.	18,600	323,454
McGraw Hill Financial, Inc.	16,900	1,666,002
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	4,700	24,187
Moody’s Corp.(a)	10,900	1,093,706
Nasdaq, Inc.	7,800	453,726
ORIX Corp. (Japan)	67,500	946,921

		24,498,662

Diversified Telecommunication Services — 1.2%
AT&T, Inc.	383,138	13,183,779
BT Group PLC (United Kingdom)	80,907	561,787
CenturyLink, Inc.	35,236	886,538
Frontier Communications Corp.(a)	64,390	300,701
Level 3 Communications, Inc.*	17,700	962,172
Nippon Telegraph & Telephone Corp. (Japan)	28,000	1,114,347
Orange SA (France)	54,049	904,014
PCCW Ltd. (Hong Kong)	47,000	27,474
Spark New Zealand Ltd. (New Zealand)	235,341	529,907

SEE NOTES TO FINANCIAL STATEMENTS.

A3

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services (continued)
Telecom Italia SpA (Italy)*(a)	112,060	$142,016
Telecom Italia SpA (Italy) RSP	56,883	58,381
Telefonica SA (Spain)	43,293	480,292
Verizon Communications, Inc.	252,676	11,678,685

		30,830,093

Electric Utilities — 0.9%
American Electric Power Co., Inc.	30,360	1,769,077
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	6,000	55,433
Chubu Electric Power Co., Inc. (Japan)	6,100	83,532
Chugoku Electric Power Co., Inc. (The) (Japan)	2,200	29,047
Duke Energy Corp.	42,561	3,038,430
Edison International	20,200	1,196,042
EDP-Energias de Portugal SA (Portugal)	3,624	13,059
Electricite de France SA (France)	43,045	633,948
Endesa SA (Spain)(a)	25,880	519,923
Entergy Corp.	11,300	772,468
Eversource Energy	19,600	1,000,972
Exelon Corp.	56,813	1,577,697
FirstEnergy Corp.	25,706	815,651
Fortum OYJ (Finland)	48,236	726,748
Hokuriku Electric Power Co. (Japan)	2,200	32,513
Kansai Electric Power Co., Inc. (The) (Japan)*	6,600	79,133
Kyushu Electric Power Co., Inc. (Japan)*	4,800	52,316
NextEra Energy, Inc.	28,500	2,960,865
Pepco Holdings, Inc.	14,700	382,347
Pinnacle West Capital Corp.	7,400	477,152
PPL Corp.	41,400	1,412,982
Red Electrica Corp. SA (Spain)	1,039	86,788
Shikoku Electric Power Co., Inc. (Japan)	2,300	35,929
Southern Co. (The)	56,200	2,629,598
Tohoku Electric Power Co., Inc. (Japan)	5,300	66,257
Tokyo Electric Power Co., Inc. (Japan)*	16,500	95,011
Xcel Energy, Inc.	31,310	1,124,342

		21,667,260

Electrical Equipment — 0.2%
AMETEK, Inc.	14,900	798,491
Eaton Corp. PLC	28,937	1,505,882
Emerson Electric Co.	40,600	1,941,898
Fuji Electric Co. Ltd. (Japan)	6,000	25,163
OSRAM Licht AG (Germany)	991	41,403
Rockwell Automation, Inc.	8,500	872,185
Vestas Wind Systems A/S (Denmark)	15,925	1,112,183

		6,297,205

Electronic Equipment, Instruments & Components — 0.3%
Alps Electric Co. Ltd. (Japan)	21,700	588,461
Amphenol Corp. (Class A Stock)	19,300	1,008,039

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
Corning, Inc.	75,800	$1,385,624
FLIR Systems, Inc.	8,000	224,560
Ibiden Co. Ltd. (Japan)	1,200	17,204
Ingenico Group SA (France)	521	65,761
Murata Manufacturing Co. Ltd. (Japan)	7,200	1,035,945
TDK Corp. (Japan)	1,200	76,853
TE Connectivity Ltd. (Switzerland)	25,000	1,615,250
Yokogawa Electric Corp. (Japan)	57,500	691,492

		6,709,189

Energy Equipment & Services — 0.4%
Baker Hughes, Inc.	27,298	1,259,803
Cameron International Corp.*	12,300	777,360
Diamond Offshore Drilling, Inc.	2,700	56,970
Ensco PLC (Class A Stock)	12,300	189,297
FMC Technologies, Inc.*	14,300	414,843
Halliburton Co.	52,900	1,800,716
Helmerich & Payne, Inc.(a)	6,700	358,785
National Oilwell Varco, Inc.(a)	24,300	813,807
Petrofac Ltd. (United Kingdom)	2,483	29,125
Schlumberger Ltd.	78,118	5,448,730
Transocean Ltd.(a)	18,500	229,030
Transocean Ltd. (SWX)(a)	4,113	51,415

		11,429,881

Food & Staples Retailing — 1.1%
Casino Guichard Perrachon SA (France)(a)	554	25,451
Costco Wholesale Corp.	27,200	4,392,800
CVS Health Corp.	68,948	6,741,046
ICA Gruppen AB (Sweden)(a)	17,873	649,082
J. Sainsbury PLC (United Kingdom)	173,284	659,905
Kroger Co. (The)	60,092	2,513,648
METRO AG (Germany)	21,652	689,779
Sysco Corp.	33,000	1,353,000
Wal-Mart Stores, Inc.	97,600	5,982,880
Walgreens Boots Alliance, Inc.(a)	53,800	4,581,339
Wesfarmers Ltd. (Australia)	32,281	973,208
Whole Foods Market, Inc.(a)	22,800	763,800

		29,325,938

Food Products — 0.9%
Archer-Daniels-Midland Co.	37,726	1,383,790
Campbell Soup Co.(a)	11,000	578,050
Chocoladefabriken Lindt & Sprungli AG (Switzerland)	1	74,501
ConAgra Foods, Inc.	26,300	1,108,808
General Mills, Inc.	37,000	2,133,420
Hershey Co. (The)	9,100	812,357
Hormel Foods Corp.(a)	8,300	656,364
J.M. Smucker Co. (The)	7,400	912,716
Kellogg Co.	15,800	1,141,866
Kerry Group PLC (Ireland) (Class A Stock)	1,516	125,434
Keurig Green Mountain, Inc.(a)	7,800	701,844
Kraft Heinz Co. (The)(a)	36,817	2,678,805
McCormick & Co., Inc.	7,500	641,700
Mead Johnson Nutrition Co.	12,667	1,000,059

SEE NOTES TO FINANCIAL STATEMENTS.

A4

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
MEIJI Holdings Co. Ltd. (Japan)	900	$74,340
Mondelez International, Inc. (Class A Stock)	99,653	4,468,440
Nestle SA (Switzerland)	22,165	1,645,424
NH Foods Ltd. (Japan)	2,000	39,200
Tyson Foods, Inc. (Class A Stock)(a)	18,800	1,002,604
Wilmar International Ltd. (Singapore)	320,500	661,298

		21,841,020

Gas Utilities
AGL Resources, Inc.	7,739	493,825
Gas Natural SDG SA (Spain)	3,111	63,441

		557,266

Health Care Equipment & Supplies — 0.9%
Abbott Laboratories	92,200	4,140,702
Baxter International, Inc.	33,700	1,285,655
Becton, Dickinson & Co.	13,278	2,046,007
Boston Scientific Corp.*(a)	83,067	1,531,756
C.R. Bard, Inc.	4,600	871,424
DENTSPLY International, Inc.	8,700	529,395
Edwards Lifesciences Corp.*	13,600	1,074,128
Hoya Corp. (Japan)	4,000	163,570
Intuitive Surgical, Inc.*	2,300	1,256,168
Medtronic PLC	87,490	6,729,731
St. Jude Medical, Inc.	17,900	1,105,683
Stryker Corp.	19,600	1,821,624
Varian Medical Systems, Inc.*	6,200	500,960
Zimmer Biomet Holdings, Inc.	10,700	1,097,713

		24,154,516

Health Care Providers & Services — 1.2%
Aetna, Inc.(a)	21,569	2,332,040
Alfresa Holdings Corp. (Japan)	1,200	23,700
AmerisourceBergen Corp.	12,900	1,337,859
Anthem, Inc.	16,200	2,258,928
Cardinal Health, Inc.	20,250	1,807,718
Cigna Corp.	16,100	2,355,913
DaVita HealthCare Partners, Inc.*	10,700	745,897
Express Scripts Holding Co.*	41,849	3,658,021
Fresenius SE & Co. KGaA (Germany)	3,539	252,092
HCA Holdings, Inc.*	19,800	1,339,074
Henry Schein, Inc.*	5,200	822,588
Humana, Inc.	9,200	1,642,292
Laboratory Corp. of America Holdings*	6,200	766,568
McKesson Corp.	14,430	2,846,029
Medipal Holdings Corp. (Japan)	3,100	52,837
Miraca Holdings, Inc. (Japan)	600	26,401
Patterson Cos., Inc.(a)	5,400	244,134
Quest Diagnostics, Inc.(a)	8,900	633,146
Ryman Healthcare Ltd. (New Zealand)	4,388	25,466
Sonic Healthcare Ltd. (Australia)	27,377	354,453
Suzuken Co. Ltd. (Japan)	910	34,582
Tenet Healthcare Corp.*	5,650	171,195

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
UnitedHealth Group, Inc.	59,500	$6,999,580
Universal Health Services, Inc. (Class B Stock)	5,700	681,093

		31,411,606

Health Care Technology
Cerner Corp.*	19,100	1,149,247

Hotels, Restaurants & Leisure — 0.9%
Carnival Corp.	28,800	1,569,024
Carnival PLC	1,748	99,577
Chipotle Mexican Grill, Inc.*	1,950	935,708
Darden Restaurants, Inc.	7,650	486,846
Flight Centre Travel Group Ltd. (Australia)(a)	23,079	665,614
Marriott International, Inc. (Class A Stock)(a)	12,728	853,285
McDonald’s Corp.	58,300	6,887,562
Royal Caribbean Cruises Ltd.	10,800	1,093,068
Sodexo SA (France)	896	87,537
Starbucks Corp.	91,800	5,510,754
Starwood Hotels & Resorts Worldwide, Inc.	10,600	734,368
TUI AG (Germany)	5,011	89,472
Wyndham Worldwide Corp.	7,520	546,328
Wynn Resorts Ltd.(a)	5,000	345,950
Yum! Brands, Inc.	26,700	1,950,435

		21,855,528

Household Durables — 0.3%
Barratt Developments PLC (United Kingdom)	89,711	826,666
D.R. Horton, Inc.	20,200	647,006
Electrolux AB (Sweden) (Class B Stock)	5,640	136,079
Garmin Ltd.	7,000	260,190
Harman International Industries, Inc.	4,700	442,787
Iida Group Holdings Co. Ltd. (Japan)	1,600	29,654
Leggett & Platt, Inc.	8,200	344,564
Lennar Corp. (Class A Stock)(a)	11,000	538,010
Mohawk Industries, Inc.*	4,200	795,438
Newell Rubbermaid, Inc.(a)	16,714	736,753
Nikon Corp. (Japan)(a)	20,100	269,209
Persimmon PLC (United Kingdom)*	2,846	84,906
PulteGroup, Inc.(a)	18,222	324,716
Rinnai Corp. (Japan)	400	35,441
Sekisui House Ltd. (Japan)	5,800	97,520
Taylor Wimpey PLC (United Kingdom)	286,100	855,262
Whirlpool Corp.	4,826	708,795

		7,132,996

Household Products — 0.9%
Church & Dwight Co., Inc.	6,200	526,256
Clorox Co. (The)	8,100	1,027,323
Colgate-Palmolive Co.	55,700	3,710,734
Kimberly-Clark Corp.	22,600	2,876,980
Procter & Gamble Co. (The)	169,025	13,422,275

SEE NOTES TO FINANCIAL STATEMENTS.

A5

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Products (continued)
Reckitt Benckiser Group PLC (United Kingdom)	6,225	$575,980
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	33,975	984,600

		23,124,148

Independent Power & Renewable Electricity Producers
AES Corp.	39,500	378,015
Electric Power Development Co. Ltd. (Japan)	1,600	56,987
NRG Energy, Inc.	18,200	214,214

		649,216

Industrial Conglomerates — 1.2%
3M Co.	38,700	5,829,768
CK Hutchison Holdings Ltd. (Hong Kong)	70,916	953,248
Danaher Corp.	36,800	3,417,984
General Electric Co.	586,530	18,270,409
Hopewell Holdings Ltd. (Hong Kong)	90,500	324,221
Keppel Corp. Ltd. (Singapore)	16,700	76,289
Roper Technologies, Inc.	6,300	1,195,677
Siemens AG (Germany)	1,865	180,432

		30,248,028

Insurance — 1.4%
ACE Ltd.	20,100	2,348,685
Aflac, Inc.	26,700	1,599,330
Ageas (Belgium)	1,939	89,997
AIA Group Ltd. (Hong Kong)	5,200	31,070
Allianz SE (Germany)	9,295	1,638,513
Allstate Corp. (The)	24,800	1,539,832
American International Group, Inc.	78,739	4,879,456
Aon PLC	17,300	1,595,233
Assurant, Inc.	4,300	346,322
AXA SA (France)	18,737	511,965
Baloise Holding AG (Switzerland)	1,180	149,551
Chubb Corp. (The)	14,100	1,870,224
Cincinnati Financial Corp.	9,037	534,719
CNP Assurances (France)	1,646	22,204
Dai-ichi Life Insurance Co. Ltd. (The) (Japan)	10,300	171,368
Direct Line Insurance Group PLC (United Kingdom)	13,241	79,369
Hannover Rueck SE (Germany)	8,231	939,899
Hartford Financial Services Group, Inc. (The)	25,800	1,121,268
Japan Post Holdings Co. Ltd. (Japan)*	4,300	66,721
Legal & General Group PLC (United Kingdom)	188,652	744,407
Lincoln National Corp.	16,018	805,065
Loews Corp.	18,575	713,280
Marsh & McLennan Cos., Inc.	32,800	1,818,760
Medibank Pvt. Ltd. (Australia)	26,782	41,761
MetLife, Inc.	69,100	3,331,311
Muenchener Rueckversicherungs-Gesellschaft AG (Germany)	3,696	736,384
NN Group NV (Netherlands)	6,175	217,873

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Old Mutual PLC (United Kingdom)	34,657	$91,171
Principal Financial Group, Inc.	16,900	760,162
Progressive Corp. (The)	36,200	1,151,160
RSA Insurance Group PLC (United Kingdom)	9,703	60,900
Sampo OYJ (Finland) (Class A Stock)	4,230	214,810
SCOR SE (France)	1,479	55,341
Swiss Life Holding AG (Switzerland)*	688	185,313
Swiss Re AG (Switzerland)	8,310	811,607
Torchmark Corp.	7,825	447,277
Travelers Cos., Inc. (The)	19,235	2,170,862
UnipolSai SpA (Italy)	247,642	630,030
Unum Group	15,310	509,670
XL Group PLC (Ireland)	19,400	760,092

		35,792,962

Internet & Catalog Retail — 1.0%
Amazon.com, Inc.*	24,060	16,261,913
Expedia, Inc.	6,750	839,025
Netflix, Inc.*	26,350	3,013,913
Priceline Group, Inc. (The)*	3,180	4,054,341
TripAdvisor, Inc.*(a)	6,950	592,488

		24,761,680

Internet Software & Services — 1.9%
Akamai Technologies, Inc.*	11,100	584,193
Alphabet, Inc. (Class A Stock)*	18,200	14,159,782
Alphabet, Inc. (Class C Stock)*	18,603	14,117,444
eBay, Inc.*	69,300	1,904,364
Facebook, Inc. (Class A Stock)*	141,000	14,757,060
Mixi, Inc. (Japan)	500	18,702
VeriSign, Inc.*(a)	6,400	559,104
Yahoo Japan Corp. (Japan)	13,500	54,876
Yahoo!, Inc.*	53,500	1,779,410

		47,934,935

IT Services — 1.6%
Accenture PLC (Class A Stock)	38,600	4,033,700
Alliance Data Systems Corp.*	3,940	1,089,686
Amadeus IT Holding SA (Spain) (Class A Stock)	4,113	181,280
Atos SE (France)	963	80,846
Automatic Data Processing, Inc.	28,800	2,439,936
Cap Gemini SA (France)	6,177	573,140
Cognizant Technology Solutions Corp. (Class A Stock)*	37,700	2,262,754
CSRA, Inc.	8,700	261,000
Fidelity National Information Services, Inc.	17,600	1,066,560
Fiserv, Inc.*	14,600	1,335,316
International Business Machines Corp.	55,800	7,679,196
MasterCard, Inc. (Class A Stock)	61,700	6,007,112
Obic Co. Ltd. (Japan)	600	31,761
Paychex, Inc.	20,200	1,068,378
PayPal Holdings, Inc.*	68,100	2,465,220
Teradata Corp.*(a)	8,400	221,928

SEE NOTES TO FINANCIAL STATEMENTS.

A6

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
Total System Services, Inc.	11,096	$552,581
Visa, Inc. (Class A Stock)(a)	120,700	9,360,285
Western Union Co. (The)(a)	30,410	544,643
Xerox Corp.	58,163	618,273

		41,873,595

Leisure Products
Bandai Namco Holdings, Inc. (Japan)	1,700	35,916
Hasbro, Inc.(a)	6,900	464,784
Mattel, Inc.(a)	20,351	552,937
Shimano, Inc. (Japan)	700	107,491

		1,161,128

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	20,614	861,871
Illumina, Inc.*	8,800	1,689,116
Lonza Group AG (Switzerland)*	516	83,920
PerkinElmer, Inc.	7,600	407,132
QIAGEN NV*	2,705	73,317
Thermo Fisher Scientific, Inc.	25,100	3,560,435
Waters Corp.*	5,200	699,816

		7,375,607

Machinery — 0.6%
Amada Holdings Co. Ltd. (Japan)	2,600	24,811
Atlas Copco AB (Sweden) (Class B Stock)	3,787	87,065
Caterpillar, Inc.(a)	36,900	2,507,724
Cummins, Inc.	10,400	915,304
Deere & Co.	19,300	1,472,011
Dover Corp.	10,100	619,231
FANUC Corp. (Japan)	1,800	310,122
Flowserve Corp.	8,300	349,264
Hoshizaki Electric Co. Ltd. (Japan)	400	24,866
Illinois Tool Works, Inc.	20,400	1,890,672
Ingersoll-Rand PLC	16,400	906,756
JTEKT Corp. (Japan)	2,400	39,283
Kawasaki Heavy Industries Ltd. (Japan)	16,000	59,198
Kone OYJ (Finland) (Class B Stock)	3,255	137,821
Kubota Corp. (Japan)	11,000	169,935
Makita Corp. (Japan)	1,100	63,389
Minebea Co. Ltd. (Japan)	3,000	25,686
Mitsubishi Heavy Industries Ltd. (Japan)	29,000	126,803
NGK Insulators Ltd. (Japan)	10,000	225,402
PACCAR, Inc.	21,943	1,040,098
Parker Hannifin Corp.	8,765	850,030
Pentair PLC (United Kingdom)(a)	11,577	573,409
Schindler Holding AG (Switzerland)	1,501	253,127
Schindler Holding AG (Switzerland) (Part. Cert.)	431	72,106
SMC Corp. (Japan)	500	129,867
Snap-on, Inc.	3,600	617,148
Stanley Black & Decker, Inc.	9,697	1,034,961
Xylem, Inc.(a)	11,600	423,400
Yangzijiang Shipbuilding Holdings Ltd. (China)	25,000	19,314

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Zardoya Otis SA (Spain)	1,752	$20,490

		14,989,293

Marine — 0.1%
A.P. Moeller – Maersk A/S (Denmark) (Class A Stock)	45	57,947
A.P. Moeller – Maersk A/S (Denmark) (Class B Stock)	417	543,895
Kuehne + Nagel International AG (Switzerland)	4,961	679,653
Mitsui OSK Lines Ltd. (Japan)	8,000	20,178
Nippon Yusen K.K. (Japan)	44,000	106,643

		1,408,316

Media — 1.4%
Cablevision Systems Corp. (Class A Stock)	13,600	433,840
CBS Corp. (Class B Stock)	27,934	1,316,529
Comcast Corp. (Class A Stock)	152,290	8,593,725
Dentsu, Inc. (Japan)	2,100	114,896
Discovery Communications, Inc. (Class A Stock)*(a)	8,500	226,780
Discovery Communications, Inc. (Class C Stock)*(a)	15,300	385,866
Interpublic Group of Cos., Inc. (The)	25,331	589,706
ITV PLC (United Kingdom)	23,617	96,154
News Corp. (Class A Stock)	25,675	343,018
News Corp. (Class B Stock)(a)	4,800	67,008
Omnicom Group, Inc.	15,200	1,150,032
RTL Group SA (Luxembourg)	287	23,900
Scripps Networks Interactive, Inc. (Class A Stock)(a)	6,100	336,781
TEGNA, Inc.	13,800	352,176
Time Warner Cable, Inc.	17,514	3,250,423
Time Warner, Inc.	50,466	3,263,636
Toho Co. Ltd. (Japan)	1,100	30,439
Twenty-First Century Fox, Inc. (Class A Stock)	75,500	2,050,580
Twenty-First Century Fox, Inc. (Class B Stock)	26,700	727,041
Viacom, Inc. (Class B Stock)	21,234	873,992
Walt Disney Co. (The)	96,100	10,098,188
Wolters Kluwer NV (Netherlands)	21,603	725,509

		35,050,219

Metals & Mining — 0.2%
Alcoa, Inc.	80,940	798,878
Anglo American PLC (United Kingdom)	7,831	34,356
Boliden AB (Sweden)	34,435	576,931
Fortescue Metals Group Ltd. (Australia)(a)	434,510	584,737
Freeport-McMoRan, Inc.	70,288	475,850
JFE Holdings, Inc. (Japan)	5,700	89,504
Mitsubishi Materials Corp. (Japan)	78,000	245,673
Newcrest Mining Ltd. (Australia)*	7,260	68,695
Newmont Mining Corp.	30,500	548,695
Nippon Steel & Sumitomo Metal Corp. (Japan)	7,300	144,411

SEE NOTES TO FINANCIAL STATEMENTS.

A7

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Nucor Corp.	20,400	$822,120
Rio Tinto PLC (United Kingdom)	11,970	348,512
Sumitomo Metal Mining Co. Ltd. (Japan)	5,000	60,695
voestalpine AG (Austria)	17,692	541,169

		5,340,226

Multi-Utilities — 0.6%
Ameren Corp.	15,000	648,450
CenterPoint Energy, Inc.	23,900	438,804
CMS Energy Corp.	17,000	613,360
Consolidated Edison, Inc.	18,000	1,156,860
Dominion Resources, Inc.	36,732	2,484,553
DTE Energy Co.	11,700	938,223
National Grid PLC (United Kingdom)	95,000	1,310,208
NiSource, Inc.	19,600	382,396
PG&E Corp.	30,300	1,611,657
Public Service Enterprise Group, Inc.	31,300	1,210,997
RWE AG (Germany)	50,403	635,453
SCANA Corp.(a)	8,700	526,263
Sempra Energy	15,019	1,411,936
TECO Energy, Inc.	14,500	386,425
WEC Energy Group, Inc.	19,813	1,016,605

		14,772,190

Multiline Retail — 0.3%
Dollar General Corp.(a)	18,400	1,322,408
Dollar Tree, Inc.*	14,665	1,132,431
J. Front Retailing Co. Ltd. (Japan)	2,700	39,252
Kohl’s Corp.	12,800	609,664
Macy’s, Inc.(a)	20,674	723,177
Marks & Spencer Group PLC (United Kingdom)	15,930	106,066
Next PLC (United Kingdom)	1,386	148,817
Nordstrom, Inc.(a)	8,700	433,347
Ryohin Keikaku Co. Ltd. (Japan)	200	40,502
Takashimaya Co. Ltd. (Japan)	3,000	27,016
Target Corp.	38,900	2,824,529

		7,407,209

Oil, Gas & Consumable Fuels — 2.6%
Anadarko Petroleum Corp.	31,454	1,528,035
Apache Corp.	23,514	1,045,668
BG Group PLC (United Kingdom)	32,406	469,755
BP PLC (United Kingdom)	285,724	1,484,826
Cabot Oil & Gas Corp.	23,800	421,022
Caltex Australia Ltd. (Australia)	3,176	86,812
Chesapeake Energy Corp.(a)	28,000	126,000
Chevron Corp.	116,922	10,518,303
Cimarex Energy Co.	6,200	554,156
Columbia Pipeline Group, Inc.	22,100	442,000
ConocoPhillips	76,277	3,561,373
CONSOL Energy, Inc.(a)	13,800	109,020
Devon Energy Corp.	24,100	771,200
Eni SpA (Italy)	6,945	103,191
EOG Resources, Inc.	34,000	2,406,860
EQT Corp.	9,400	490,022
Exxon Mobil Corp.	259,099	20,196,767

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Galp Energia SGPS SA (Portugal)	30,479	$355,652
Hess Corp.	15,000	727,200
Kinder Morgan, Inc.	111,098	1,657,582
Marathon Oil Corp.	39,682	499,596
Marathon Petroleum Corp.	33,182	1,720,155
Murphy Oil Corp.(a)	10,200	228,990
Neste OYJ (Finland)	1,017	30,354
Newfield Exploration Co.*	10,200	332,112
Noble Energy, Inc.	25,900	852,887
Occidental Petroleum Corp.	47,300	3,197,953
OMV AG (Austria)	11,971	339,802
ONEOK, Inc.(a)	12,900	318,114
Phillips 66	29,638	2,424,388
Pioneer Natural Resources Co.	9,550	1,197,379
Range Resources Corp.(a)	10,300	253,483
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	38,345	868,487
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	23,235	529,550
Southwestern Energy Co.*(a)	22,700	161,397
Spectra Energy Corp.(a)	41,862	1,002,176
Tesoro Corp.	7,800	821,886
Total SA (France)	30,925	1,386,418
Valero Energy Corp.	30,800	2,177,868
Williams Cos., Inc. (The)	42,500	1,092,250

		66,490,689

Paper & Forest Products — 0.1%
International Paper Co.	26,273	990,492
Mondi PLC (South Africa)	33,184	650,435
UPM-Kymmene OYJ (Finland)	36,939	685,788

		2,326,715

Personal Products — 0.1%
Estee Lauder Cos., Inc. (The) (Class A Stock)(a)	13,900	1,224,034
Kose Corp. (Japan)	300	27,738
Unilever NV (United Kingdom) CVA	19,172	835,599

		2,087,371

Pharmaceuticals — 3.0%
Allergan PLC*	24,575	7,679,688
Astellas Pharma, Inc. (Japan)	19,800	281,868
AstraZeneca PLC (United Kingdom)	2,715	183,392
Bayer AG (Germany)	4,371	545,899
Bristol-Myers Squibb Co.	103,870	7,145,217
Daiichi Sankyo Co. Ltd. (Japan)	37,300	769,861
Eli Lilly & Co.	60,300	5,080,878
Endo International PLC*	13,000	795,860
GlaxoSmithKline PLC (United Kingdom)	47,123	951,694
Johnson & Johnson	172,448	17,713,859
Mallinckrodt PLC*	7,800	582,114
Merck & Co., Inc.	174,133	9,197,705
Mylan NV*(a)	25,500	1,378,785
Novartis AG (Switzerland)	22,058	1,897,413
Novo Nordisk A/S (Denmark) (Class B Stock)	13,848	801,774
Otsuka Holdings Co. Ltd. (Japan)	26,900	955,728

SEE NOTES TO FINANCIAL STATEMENTS.

A8

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Perrigo Co. PLC	9,300	$1,345,710
Pfizer, Inc.	383,270	12,371,956
Roche Holding AG (Switzerland)	9,040	2,505,060
Sanofi (France)	11,243	958,154
Shire PLC (Ireland)	14,412	988,776
Teva Pharmaceutical Industries Ltd. (Israel)	21,298	1,389,501
Zoetis, Inc.	28,500	1,365,720

		76,886,612

Professional Services — 0.1%
Capita PLC (United Kingdom)	6,360	113,161
Dun & Bradstreet Corp. (The)	2,300	239,039
Equifax, Inc.	7,400	824,138
Intertek Group PLC (United Kingdom)	1,572	64,305
Nielsen Holdings PLC	22,800	1,062,480
Randstad Holding NV (Netherlands)	1,419	88,364
Robert Half International, Inc.	8,400	395,976
SGS SA (Switzerland)	131	248,966
Verisk Analytics, Inc.*	9,600	738,048

		3,774,477

Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp.	26,200	2,540,090
Apartment Investment & Management Co. (Class A Stock)	9,433	377,603
Ascendas Real Estate Investment Trust (Singapore)	23,700	37,983
AvalonBay Communities, Inc.	8,475	1,560,502
Boston Properties, Inc.	9,500	1,211,630
British Land Co. PLC (The) (United Kingdom)	9,051	104,728
CapitaLand Commercial Trust Ltd. (Singapore)	27,000	25,617
Crown Castle International Corp.	20,700	1,789,515
Dexus Property Group (Australia)	9,362	50,781
Equinix, Inc.	3,794	1,147,306
Equity Residential	22,500	1,835,775
Essex Property Trust, Inc.	4,100	981,581
Fonciere Des Regions (France)	288	25,759
General Growth Properties, Inc.	35,800	974,118
GPT Group (The) (Australia)	19,120	66,216
Hammerson PLC (United Kingdom)	81,034	716,374
HCP, Inc.	28,600	1,093,664
Host Hotels & Resorts, Inc.	43,982	674,684
Iron Mountain, Inc.(a)	12,402	334,978
Kimco Realty Corp.	25,500	674,730
Land Securities Group PLC (United Kingdom)	7,604	131,816
Link REIT (Hong Kong)	146,000	870,435
Macerich Co. (The)	8,800	710,072
Nomura Real Estate Master Fund, Inc. (Japan)*	34	42,261
Plum Creek Timber Co., Inc.	10,700	510,604
Prologis, Inc.	32,877	1,411,081
Public Storage	9,300	2,303,610
Realty Income Corp.(a)	15,400	795,102
Segro PLC (United Kingdom)	100,008	632,902

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Simon Property Group, Inc.	19,493	$3,790,219
SL Green Realty Corp.	6,400	723,072
Suntec Real Estate Investment Trust (Singapore)	22,600	24,613
Ventas, Inc.	20,618	1,163,474
Vornado Realty Trust	11,425	1,142,043
Welltower, Inc.	21,800	1,483,054
Weyerhaeuser Co.	32,298	968,294

		32,926,286

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	18,700	646,646
Daiwa House Industry Co. Ltd. (Japan)	23,800	684,163
Deutsche Wohnen AG (Germany)	3,300	91,252
Henderson Land Development Co. Ltd. (Hong Kong)	10,540	64,294
Hysan Development Co. Ltd. (Hong Kong)	6,000	24,514
Kerry Properties Ltd. (Hong Kong)	25,000	68,034
New World Development Co. Ltd. (Hong Kong)	60,000	58,916
Nomura Real Estate Holdings, Inc. (Japan)	1,500	27,828
Sino Land Co. Ltd. (Hong Kong)	34,000	49,530
Swire Properties Ltd. (Hong Kong)	8,800	25,303
Swiss Prime Site AG (Switzerland)*	641	50,060
Tokyu Fudosan Holdings Corp. (Japan)	4,900	30,713
Wharf Holdings Ltd. (The) (Hong Kong)	117,000	645,077
Wheelock & Co. Ltd. (Hong Kong)	119,000	499,346

		2,965,676

Road & Rail — 0.4%
Central Japan Railway Co. (Japan)	1,400	248,547
CSX Corp.	60,800	1,577,760
East Japan Railway Co. (Japan)	2,500	235,415
Hankyu Hanshin Holdings, Inc. (Japan)	13,000	84,499
JB Hunt Transport Services, Inc.	5,600	410,816
Kansas City Southern	6,900	515,223
Norfolk Southern Corp.	18,700	1,581,833
Ryder System, Inc.	3,600	204,588
Union Pacific Corp.	53,700	4,199,340
West Japan Railway Co. (Japan)	1,600	110,597

		9,168,618

Semiconductors & Semiconductor Equipment — 1.1%
Analog Devices, Inc.(a)	19,400	1,073,208
Applied Materials, Inc.(a)	74,200	1,385,314
Avago Technologies Ltd. (Singapore)(a)	16,100	2,336,915
Broadcom Corp. (Class A Stock)	34,550	1,997,681
First Solar, Inc.*	5,100	336,549
Infineon Technologies AG (Germany)	10,715	156,212
Intel Corp.	293,900	10,124,855
KLA-Tencor Corp.(a)	10,000	693,500

SEE NOTES TO FINANCIAL STATEMENTS.

A9

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Lam Research Corp.(a)	9,850	$782,287
Linear Technology Corp.(a)	14,800	628,556
Microchip Technology, Inc.(a)	13,600	632,944
Micron Technology, Inc.*(a)	63,800	903,408
NVIDIA Corp.(a)	31,650	1,043,184
Qorvo, Inc.*	8,707	443,186
Skyworks Solutions, Inc.(a)	11,900	914,277
Texas Instruments, Inc.	63,500	3,480,435
Xilinx, Inc.	16,100	756,217

		27,688,728

Software — 2.0%
Activision Blizzard, Inc.	31,100	1,203,881
Adobe Systems, Inc.*	30,800	2,893,352
Autodesk, Inc.*	14,000	853,020
CA, Inc.	19,764	564,460
Check Point Software Technologies Ltd. (Israel)*(a)	700	56,966
Citrix Systems, Inc.*	9,900	748,935
Electronic Arts, Inc.*	19,300	1,326,296
Intuit, Inc.	17,500	1,688,750
Konami Holdings Corp. (Japan)	6,500	154,730
Microsoft Corp.	497,100	27,579,108
Nexon Co. Ltd. (Japan)	19,400	315,594
Oracle Corp.	201,100	7,346,183
Red Hat, Inc.*	11,400	944,034
salesforce.com, inc.*	38,400	3,010,560
SAP SE (Germany)	9,430	748,304
Symantec Corp.	41,578	873,138

		50,307,311

Specialty Retail — 1.2%
Advance Auto Parts, Inc.	4,800	722,448
AutoNation, Inc.*	5,074	302,715
AutoZone, Inc.*	1,950	1,446,725
Bed Bath & Beyond, Inc.*(a)	10,800	521,100
Best Buy Co., Inc.	19,725	600,626
CarMax, Inc.*(a)	13,100	707,007
GameStop Corp. (Class A Stock)(a)	6,200	173,848
Gap, Inc. (The)(a)	15,100	372,970
Home Depot, Inc. (The)	79,850	10,560,162
Industria de Diseno Textil SA (Spain)	26,712	917,672
L Brands, Inc.	15,906	1,524,113
Lowe’s Cos., Inc.	57,200	4,349,488
Nitori Holdings Co. Ltd. (Japan)	700	58,787
O’Reilly Automotive, Inc.*	6,200	1,571,204
Ross Stores, Inc.	25,600	1,377,536
Shimamura Co. Ltd. (Japan)	200	23,422
Signet Jewelers Ltd.	5,200	643,188
Staples, Inc.	37,049	350,854
Tiffany & Co.	7,000	534,030
TJX Cos., Inc. (The)	41,700	2,956,947
Tractor Supply Co.(a)	8,400	718,200
Urban Outfitters, Inc.*	6,100	138,775
Yamada Denki Co. Ltd. (Japan)	6,500	28,077

		30,599,894

COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals — 1.8%
Apple, Inc.	348,890	$36,724,161
EMC Corp.	118,950	3,054,636
FUJIFILM Holdings Corp. (Japan)	23,700	989,060
Hewlett Packard Enterprise Co.	111,648	1,697,050
HP, Inc.	111,648	1,321,912
Konica Minolta, Inc. (Japan)	5,200	52,079
NetApp, Inc.	17,800	472,234
SanDisk Corp.(a)	13,000	987,870
Seagate Technology PLC(a)	18,900	692,874
Western Digital Corp.(a)	14,700	882,735

		46,874,611

Textiles, Apparel & Luxury Goods — 0.5%
adidas AG (Germany)	6,294	610,893
Christian Dior SE (France)	3,612	613,546
Coach, Inc.	17,200	562,956
Fossil Group, Inc.*(a)	2,900	106,024
Hanesbrands, Inc.	25,500	750,465
Michael Kors Holdings Ltd.*	11,800	472,708
NIKE, Inc. (Class B Stock)	84,600	5,287,500
Pandora A/S (Denmark)	4,072	513,413
PVH Corp.	5,100	375,615
Ralph Lauren Corp.	3,800	423,624
Swatch Group AG (The) (Switzerland)	363	24,514
Under Armour, Inc. (Class A Stock)*(a)	11,200	902,832
VF Corp.	21,100	1,313,475

		11,957,565

Tobacco — 0.8%
Altria Group, Inc.	122,300	7,119,083
British American Tobacco PLC (United Kingdom)	17,939	996,231
Imperial Tobacco Group PLC (United Kingdom)	20,693	1,092,962
Japan Tobacco, Inc. (Japan)	21,300	782,003
Philip Morris International, Inc.	95,800	8,421,778
Reynolds American, Inc.	51,238	2,364,634
Swedish Match AB (Sweden)	1,865	65,904

		20,842,595

Trading Companies & Distributors — 0.1%
AerCap Holdings NV (Netherlands)*	14,200	612,872
Ashtead Group PLC (United Kingdom)	46,241	761,031
Fastenal Co.(a)	17,900	730,678
ITOCHU Corp. (Japan)	15,400	182,158
Sumitomo Corp. (Japan)	10,700	109,090
United Rentals, Inc.*	6,000	435,240
W.W. Grainger, Inc.(a)	3,800	769,842

		3,600,911

Transportation Infrastructure
Aena SA (Spain), RegS, 144A*	674	77,179
Aeroports de Paris (France)	289	33,631
Atlantia SpA (Italy)	3,899	103,162
Japan Airport Terminal Co. Ltd. (Japan)	400	17,708

SEE NOTES TO FINANCIAL STATEMENTS.

A10

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Transportation Infrastructure (continued)
Sydney Airport (Australia)	10,795	$49,682

		281,362

Water Utilities
Severn Trent PLC (United Kingdom)	1,851	59,170

Wireless Telecommunication Services — 0.1%
KDDI Corp. (Japan)	48,600	1,262,151
NTT DOCOMO, Inc. (Japan)	13,000	266,651
Vodafone Group PLC (United Kingdom)	250,204	811,358

		2,340,160

TOTAL COMMON STOCKS (cost $580,353,640)		1,233,146,372

EXCHANGE TRADED FUND
iShares MSCI EAFE ETF(a) (cost $445,355)	7,526	442,153

PREFERRED STOCKS 0.1%
Automobiles
Bayerische Motoren Werke AG (Germany) (PRFC)	598	50,032

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Automobiles (continued)
Volkswagen AG (Germany) (PRFC)	1,822	$263,061

		313,093

Banks
Citigroup Capital XIII 7.875%, (Capital Security, fixed to floating preferred)(b)	20,000	519,800

Media — 0.1%
ProSiebenSat.1 Media SE (Germany)	16,781	846,628

TOTAL PREFERRED STOCKS (cost $1,693,804)		1,679,521

	Units
RIGHTS*
Real Estate
Ascendas Real Estate Investment Trust (Singapore), expiring 01/13/16 (cost $0)	888	34

ASSET-BACKED SECURITIES — 4.1%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Debt Obligation
Cent CDO XI Ltd. (Cayman Islands), Series 2006-11A, Class A1, 144A	0.583%	(b)	04/25/19	310	307,965

Collateralized Loan Obligations — 1.5%
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.497%	(b)	04/20/25	2,100	2,071,805
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1, 144A	1.823%	(b)	04/28/26	400	396,084
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	1.921%	(b)	10/15/26	2,000	1,983,848
Arrowpoint CLO Ltd. (Cayman Islands), Series 2015-4A, Class A, 144A	1.865%	(b)	04/18/27	250	246,680
Atlas Senior Loan Fund VI Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	1.861%	(b)	10/15/26	600	594,066
Battalion CLO VII Ltd. (Cayman Islands), Series 2014-7A, Class A1, 144A	1.915%	(b)	10/17/26	250	247,195
Battalion CLO VIII Ltd. (Cayman Islands), Series 2015-8A, Class A1, 144A	1.845%	(b)	04/18/27	1,000	989,811
Benefit Street Partners CLO II Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	1.521%	(b)	07/15/24	1,000	984,518
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.465%	(b)	04/17/25	2,200	2,169,107
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.867%	(b)	04/20/26	1,650	1,634,237
Catamaran CLO Ltd. (Cayman Islands), Series 2014-2A, Class A1, 144A	1.825%	(b)	10/18/26	250	246,732
Flatiron CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.715%	(b)	01/17/26	250	247,104
Four Corners CLO III Ltd. (Cayman Islands), Series 2006-3A, Class A, 144A	0.570%	(b)	07/22/20	171	170,478
Galaxy XVIII CLO Ltd. (Cayman Islands), Series 2014-18A, Class A, 144A	1.791%	(b)	10/15/26	750	742,345
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A, 144A	1.784%	(b)	05/05/27	250	246,635
ICG US CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1B, 144A	3.280%		01/25/27	750	731,904
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	1.861%	(b)	04/15/27	250	247,511
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.952%	(b)	05/15/26	250	246,554
Magnetite Ltd. (Cayman Islands), Series 2014-9A, Class A1, 144A	1.740%	(b)	07/25/26	2,000	1,980,529
Magnetite Ltd. (Cayman Islands), Series 2014-11A, Class A1, 144A	1.765%	(b)	01/18/27	500	493,079
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2012-12AR, Class BR, 144A	2.420%	(b)	07/25/23	250	247,726
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2014-16A, Class A1, 144A	1.791%	(b)	04/15/26	500	494,617

SEE NOTES TO FINANCIAL STATEMENTS.

A11

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations (continued)
OZLM Funding IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.470%	(b)	07/22/25	1,000	$987,586
Race Point V CLO Ltd. (Cayman Islands), Series 2011-5AR, Class AR, 144A	1.812%	(b)	12/15/22	393	390,401
Race Point VIII CLO Ltd. (Cayman Islands), Series 2013-8A, Class A, 144A	1.620%	(b)	02/20/25	250	246,296
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	1.795%	(b)	07/17/26	500	495,698
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.350%		07/17/26	500	495,512
Shackleton CLO Ltd. (Cayman Islands), Series 2012-2A, Class A1, 144A	1.727%	(b)	10/20/23	500	498,792
Shackleton CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	1.844%	(b)	05/07/26	2,500	2,468,193
Shackleton CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1, 144A	1.795%	(b)	07/17/26	1,500	1,487,014
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.371%	(b)	04/15/25	2,600	2,553,501
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	3.014%	(b)	08/17/22	500	491,703
Sound Point CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	3.017%	(b)	10/20/23	900	898,628
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2014-3A, Class A, 144A	1.940%	(b)	01/22/27	1,750	1,734,348
Treman Park CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	1.817%	(b)	04/20/27	1,500	1,488,262
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.441%	(b)	07/15/25	2,200	2,167,720
Vibrant CLO Ltd. (Cayman Islands), Series 2015-3A, Class A1, 144A	1.947%	(b)	04/20/26	2,500	2,475,839
Voya CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.461%	(b)	04/15/24	1,500	1,482,745
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.817%	(b)	04/20/26	1,300	1,286,995
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.250%		04/20/26	500	485,790

					39,547,588

Non-Residential Mortgage-Backed Securities — 1.8%
American Express Credit Account Secured Note Trust, Series 2012-4, Class C, 144A	1.131%	(b)	05/15/20	2,700	2,693,118
AmeriCredit Automobile Receivables, Series 2015-4, Class A2B	1.026%	(b)	04/08/19	3,000	3,000,299
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	1,475	1,463,941
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	4,800	4,740,070
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 144A	2.630%		12/20/21	3,800	3,752,285
Ford Credit Auto Owner Trust, Series 2014-1, Class A, 144A	2.260%		11/15/25	2,325	2,343,755
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	2,400	2,396,060
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 144A (original cost $1,600,000; purchased 05/13/15)(c)(d)	0.831%	(b)	05/15/20	1,600	1,593,769
Hertz Vehicle Financing LLC, Series 2015-1A, Class A, Private Placement, 144A	2.730%		03/25/21	4,200	4,163,549
Hertz Vehicle Financing LLC, Series 2015-3A, Class A, 144A	2.670%		09/25/21	2,500	2,468,667
OneMain Financial Issuance Trust, Series 2015-2A, Class A, 144A	2.570%		07/18/25	3,800	3,755,468
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B	1.031%	(b)	12/17/18	2,100	2,099,248
Santander Drive Auto Receivables Trust, Series 2015-5, Class A2B	1.081%	(b)	12/17/18	2,400	2,399,999
Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 144A	2.200%		10/20/30	1,794	1,783,176
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A, 144A	2.580%		09/20/32	2,019	1,984,560
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160%		11/15/24	3,265	3,241,702
SVO VOI Mortgage LLC, Series 2012-AA, Class A, 144A	2.000%		09/20/29	720	709,612
Synchrony Credit Card Master Note Trust, Series 2015-3, Class A	1.740%		09/15/21	1,200	1,190,462

					45,779,740

Residential Mortgage-Backed Securities — 0.8%
CDC Mortgage Capital Trust, Series 2002-HE3, Class M1	2.072%	(b)	03/25/33	259	244,274
Credit Suisse Mortgage Trust, Series 2015-12R, Class 1A1, 144A	2.402%	(b)	10/30/47	2,500	2,480,155
Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB6, Class A3	3.914%	(b)	07/25/35	375	357,840

SEE NOTES TO FINANCIAL STATEMENTS.

A12

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
CWABS, Inc., Asset-Backed Certificates, Series 2004-1, Class M1	1.172%	(b)	03/25/34	2,011	$1,920,930
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	4.891%	(b)	07/25/34	395	374,455
Fremont Home Loan Trust, Series 2004-2, Class M1	1.277%	(b)	07/25/34	506	438,420
HSBC Home Equity Loan Trust USA, Series 2006-4, Class A4	0.632%	(b)	03/20/36	1,875	1,866,728
Long Beach Mortgage Loan Trust, Series 2004-2, Class M1	1.217%	(b)	06/25/34	527	508,490
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE1, Class M1	1.622%	(b)	05/25/33	137	130,163
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC1, Class M1	1.472%	(b)	12/27/33	789	761,273
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-HE1, Class M1	1.322%	(b)	07/25/32	314	301,674
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-NC4, Class M1	1.697%	(b)	09/25/32	541	532,785
Securitized Asset-Backed Receivables LLC Trust, Series 2004-OP1, Class M1	1.187%	(b)	02/25/34	875	812,463
VOLT XXXI LLC, Series 2015-NPL2, Class A1, 144A	3.375%		02/25/55	1,295	1,276,610
VOLT XXXIV LLC, Series 2015-NPL7, Class A1, 144A	3.250%		02/25/55	3,268	3,201,555
VOLT XXXVI LLC, Series 2015-NP10, Class A1, 144A	3.625%		07/25/45	1,822	1,796,214
VOLT XXXVII LLC, Series 2015-NP11, Class A1, 144A	3.625%		07/25/45	3,427	3,388,311

					20,392,340

TOTAL ASSET-BACKED SECURITIES (cost $106,431,375)					106,027,633

BANK LOANS(b) — 0.2%
Automotive
Schaeffler AG (Germany)	4.250%		05/15/20	203	202,925

Cable
Virgin Media Investment Holdings Ltd. (United Kingdom)	3.500%		06/30/23	673	657,984

Food
Aramark Corp.	3.250%		02/24/21	385	380,724

Healthcare & Pharmaceutical — 0.1%
RPI Finance Trust (Luxembourg)	3.500%		11/09/20	1,180	1,171,956

Retailers
Staples, Inc.	3.500%		02/28/22	595	587,265

Technology — 0.1%
Avago Technologies Cayman Finance Ltd. (Singapore)	4.250%		12/31/22	1,080	1,065,750
First Data Corp.	3.918%		03/26/18	1,055	1,039,733
Trans Union LLC	3.500%		04/09/21	393	380,817

					2,486,300

Telecommunications
T-Mobile USA, Inc.	3.500%		11/09/22	990	988,763

TOTAL BANK LOANS (cost $6,518,601)					6,475,917

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.2%
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A3	5.369%		10/10/45	585	585,286
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.568%	(b)	04/10/49	2,979	3,065,472
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4	5.710%	(b)	12/10/49	800	826,693
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A3	2.815%		04/10/46	900	889,259
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%		05/10/47	2,090	2,138,552
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A4	3.462%		09/15/48	3,500	3,499,741
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4	5.223%		08/15/48	792	804,273
Commercial Mortgage Trust, Series 2012-CR5, Class A3	2.540%		12/10/45	1,000	972,960
Commercial Mortgage Trust, Series 2013-CR7, Class A3	2.929%		03/10/46	1,400	1,381,736
Commercial Mortgage Trust, Series 2014-CR15, Class A2	2.928%		02/10/47	2,000	2,031,933
Commercial Mortgage Trust, Series 2014-CR18, Class A4	3.550%		07/15/47	2,100	2,145,972
Commercial Mortgage Trust, Series 2014-LC17, Class A4	3.648%		10/10/47	5,000	5,090,125

SEE NOTES TO FINANCIAL STATEMENTS.

A13

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Commercial Mortgage Trust, Series 2014-UBS3, Class A2	2.844%		06/10/47	1,700	$1,726,688
Commercial Mortgage Trust, Series 2015-3BP, Class A, 144A	3.178%		02/10/35	1,200	1,175,933
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class A1A	5.297%		12/15/39	2,371	2,424,322
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A3	3.544%		11/15/48	2,500	2,499,539
Eleven Madison Mortgage Trust, Series 2015-11MD, Class A, 144A	3.555%	(b)	09/10/35	3,300	3,335,958
Federal National Mortgage Assoc., Series 2014-M2, Class A2	3.513%	(b)	12/25/23	1,925	2,025,420
Federal National Mortgage Assoc., Series 2015-M8, Class AB2	2.829%		01/25/25	4,100	4,132,636
Federal National Mortgage Assoc., Series 2015-M10, Class A2	3.092%	(b)	04/25/27	4,700	4,770,707
Federal National Mortgage Assoc., Series 2015-M17, Class A2	3.038%	(b)	11/25/25	3,000	2,979,751
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, IO	1.454%	(b)	05/25/22	20,641	1,541,682
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, IO	1.493%	(b)	06/25/22	5,708	432,079
FHLMC Multifamily Structured Pass-Through Certificates, Series K501, Class X1A, IO	1.582%	(b)	08/25/16	4,532	22,593
FHLMC Multifamily Structured Pass-Through Certificates, Series K503, Class A4	3.161%		05/25/25	1,900	1,915,229
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, IO	1.771%	(b)	05/25/19	16,137	802,447
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, IO	1.700%	(b)	07/25/19	16,977	838,777
GS Mortgage Securities Trust, Series 2015-GC28, Class A4	3.136%		02/10/48	3,000	2,951,939
GS Mortgage Securities Trust, Series 2015-GC34, Class A3	3.244%		10/10/48	4,800	4,711,872
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class A4A1	3.408%		11/15/47	1,100	1,103,035
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class A3A1	2.920%		02/15/48	5,000	4,854,426
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class ASB	5.523%		05/12/45	87	86,614
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139%		06/15/45	1,563	1,583,016
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A4	2.611%		12/15/47	1,500	1,466,404
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	3,200	3,161,185
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A2	3.070%		12/15/46	1,700	1,735,421
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	1,100	1,065,694
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(b)	07/15/40	2,500	2,610,906
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM	5.666%	(b)	05/12/39	780	783,011
ML-CFC Commercial Mortgage Trust, Series 2006-1, Class AM	5.520%	(b)	02/12/39	440	439,672
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class A4	5.882%	(b)	06/12/46	900	899,849
ML-CFC Commercial Mortgage Trust, Series 2007-6, Class A2	5.331%		03/12/51	1,392	1,403,894
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%		12/15/48	1,200	1,181,360
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A3	3.451%		07/15/50	4,000	3,997,168
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A4	5.779%	(b)	10/15/42	369	368,651
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class AAB	5.444%		02/12/44	652	651,335
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class A3	3.540%		12/15/48	5,000	4,996,617
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792%		12/10/45	1,400	1,377,961
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%		03/10/46	3,200	3,164,279
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971%		04/10/46	1,500	1,480,510
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A4	5.767%	(b)	05/15/43	370	369,867
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608%	(b)	05/15/46	4,178	4,314,689
Wells Fargo Commercial Mortgage Trust, Series 2015-NX53, Class A3	3.354%		09/15/57	4,000	3,958,134

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $111,186,266)					108,773,272

SEE NOTES TO FINANCIAL STATEMENTS.

A14

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS — 9.9%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Agriculture — 0.2%
Altria Group, Inc., Gtd. Notes	4.000%		01/31/24	1,585	$1,642,036
Altria Group, Inc., Gtd. Notes	9.950%		11/10/38	42	67,320
Altria Group, Inc., Gtd. Notes	10.200%		02/06/39	274	449,320
Bunge Ltd. Finance Corp., Gtd. Notes	8.500%		06/15/19	690	798,592
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%		02/11/18	1,680	1,672,395
Reynolds American, Inc., Gtd. Notes	8.125%		06/23/19	290	341,248

					4,970,911

Airlines — 0.2%
American Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2015-1, Class A	3.375%		05/01/27	2,582	2,491,362
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 1998-1, Class A	6.648%		09/15/17	62	63,892
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2001-1, Class A-1	6.703%		06/15/21	67	69,213
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2009-2, Class A	7.250%		11/10/19	522	588,719
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-1, Class A	4.750%		01/12/21	565	594,168
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2012-2, Class A	4.000%		10/29/24	363	372,355
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2007-1, Class A	6.821%		08/10/22	291	334,667
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-2, Class A	4.950%		05/23/19	405	424,963
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2011-1, Class A	5.300%		04/15/19	683	723,595

					5,662,934

Auto Manufacturers — 0.1%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.207%		04/15/16	1,890	1,905,133
General Motors Co., Sr. Unsec’d. Notes	6.250%		10/02/43	1,065	1,125,211
Harley-Davidson Financial Services, Inc., Gtd. Notes, MTN, 144A	2.700%		03/15/17	380	385,060

					3,415,404

Auto Parts & Equipment
Johnson Controls, Inc., Sr. Unsec’d. Notes	5.500%		01/15/16	235	235,255

Banks — 2.8%
Bank of America Corp., Series K, Jr. Sub. Notes	8.000%	(b)	12/29/49	2,100	2,136,750
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22	1,290	1,454,725
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17	1,330	1,415,399
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.300%		01/11/23	360	354,357
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.000%		04/01/24	745	761,923
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.650%		05/01/18	105	112,907
Bank of America Corp., Sub. Notes, MTN	4.000%		01/22/25	1,700	1,664,178
Bank of America NA, Sub. Notes	5.300%		03/15/17	850	884,234
Bank of America NA, Sub. Notes(a)	6.000%		10/15/36	805	955,704
Capital One Financial Corp., Sr. Unsec’d. Notes	3.750%		04/24/24	3,325	3,346,523
Citigroup, Inc., Jr. Sub. Notes	5.950%	(b)	12/31/49	1,590	1,585,031
Citigroup, Inc., Jr. Sub. Notes	6.125%	(b)	12/31/49	945	963,900
Citigroup, Inc., Sr. Unsec’d. Notes	3.875%		10/25/23	1,730	1,787,817
Citigroup, Inc., Sr. Unsec’d. Notes(a)	4.500%		01/14/22	1,125	1,204,948
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39	850	1,219,135
Citigroup, Inc., Sub. Notes	4.450%		09/29/27	1,485	1,475,168
Compass Bank, Sr. Unsec’d. Notes	1.850%		09/29/17	1,050	1,041,024
Discover Bank, Sr. Unsec’d. Notes	4.250%		03/13/26	595	599,003
Discover Bank, Sub. Notes	7.000%		04/15/20	485	552,213
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375%	(b)	12/31/49	1,800	1,788,750
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	2,305	2,548,454

SEE NOTES TO FINANCIAL STATEMENTS.

A15

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	1,250	$1,421,526
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		02/01/41	220	262,416
Goldman Sachs Group, Inc. (The), Sub. Notes	5.625%		01/15/17	765	794,586
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37	1,100	1,285,830
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.875%		01/14/22	1,230	1,349,191
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	5.100%		04/05/21	920	1,022,818
Intesa Sanpaolo SpA (Italy), Gtd. Notes, MTN	3.125%		01/15/16	1,145	1,145,571
JPMorgan Chase & Co., Jr. Sub. Notes	6.100%	(b)	12/31/49	1,175	1,180,993
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%	(b)	04/29/49	2,000	2,036,000
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%		10/15/20	1,660	1,761,001
JPMorgan Chase & Co., Sub. Notes	3.875%		09/10/24	3,525	3,506,473
JPMorgan Chase & Co., Sub. Notes	4.950%		06/01/45	195	194,963
Lloyds Bank PLC (United Kingdom), Gtd. Notes, MTN, 144A	5.800%		01/13/20	1,770	1,984,636
Manufacturers & Traders Trust Co., Sr. Unsec’d. Notes	2.900%		02/06/25	2,385	2,310,099
Morgan Stanley, Jr. Sub. Notes	5.450%	(b)	12/31/49	640	624,800
Morgan Stanley, Sr. Unsec’d. Notes	3.750%		02/25/23	605	619,681
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.450%		01/09/17	1,530	1,588,213
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500%		07/28/21	840	941,112
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	6.375%		07/24/42	640	791,391
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.625%		04/01/18	100	109,653
Morgan Stanley, Sub. Notes, MTN	4.350%		09/08/26	3,050	3,059,970
MUFG Capital Finance 1 Ltd. (Japan), Gtd. Notes	6.346%	(b)	07/29/49	800	815,600
National City Corp., Sub. Notes	6.875%		05/15/19	2,687	3,035,560
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, MTN, 144A	1.875%		09/17/18	1,590	1,579,638
PNC Bank NA, Sub. Notes	3.800%		07/25/23	480	495,038
PNC Funding Corp., Gtd. Notes	6.700%		06/10/19	390	445,765
Royal Bank of Canada (Canada), Covered Bonds	2.100%		10/14/20	665	653,457
Royal Bank of Canada (Canada), Covered Bonds	2.200%		09/23/19	4,650	4,653,878
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	2.450%		01/10/19	925	928,300
Toronto-Dominion Bank (The) (Canada), Covered Bonds, 144A	1.950%		04/02/20	2,635	2,593,080
US Bancorp, Sub. Notes, MTN	2.950%		07/15/22	915	909,731

					71,953,113

Biotechnology — 0.1%
Amgen, Inc., Sr. Unsec’d. Notes	5.150%		11/15/41	1,365	1,385,794
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650%		12/01/41	140	159,504

					1,545,298

Building Materials — 0.1%
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $1,154,375; purchased 10/27/14-02/11/15)(c)(d)	5.375%		11/15/24	1,135	1,132,162

Chemicals — 0.2%
Celanese US Holdings LLC, Gtd. Notes(a)	5.875%		06/15/21	1,160	1,223,800
CF Industries, Inc., Gtd. Notes	5.375%		03/15/44	445	387,024
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625%		10/01/44	5	4,520
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%		05/15/39	30	43,114
LyondellBasell Industries NV, Sr. Unsec’d. Notes	4.625%		02/26/55	955	774,486
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%		04/15/19	800	851,039
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450%		11/15/33	265	267,830
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%		11/15/43	860	824,307
Union Carbide Corp., Sr. Unsec’d. Notes	7.500%		06/01/25	500	594,659

					4,970,779

Commercial Services — 0.1%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,195,904; purchased 10/10/07)(c)(d)	6.375%		10/15/17	1,198	1,286,493
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $386,623; purchased 10/10/07)(c)(d)	7.000%		10/15/37	390	475,289
United Rentals North America, Inc., Gtd. Notes(a)	7.375%		05/15/20	725	764,875

					2,526,657

SEE NOTES TO FINANCIAL STATEMENTS.

A16

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Computers — 0.2%
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.450%		10/05/17	2,915	$2,912,528
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.850%		10/05/18	545	544,696
Seagate HDD Cayman, Gtd. Notes	3.750%		11/15/18	455	451,587

					3,908,811

Diversified Financial Services — 0.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750%		05/15/19	600	599,250
American Express Co., Jr. Sub. Notes(a)	5.200%	(b)	12/31/49	475	467,281
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	6.400%		10/02/17	270	290,770
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	7.250%		02/01/18	1,135	1,252,005
Discover Financial Services, Sr. Unsec’d. Notes	3.850%		11/21/22	900	891,789
GE Capital International Funding Co., Gtd. Notes, 144A	4.418%		11/15/35	1,637	1,670,529
General Electric Capital Corp., Gtd. Notes, MTN	5.875%		01/14/38	167	204,335
General Electric Capital Corp., Gtd. Notes, MTN	6.875%		01/10/39	311	423,915
International Lease Finance Corp., Sr. Unsec’d. Notes	5.750%		05/15/16	230	233,163
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43	465	429,960
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(e)	5.250%		02/06/12	1,850	136,438
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(e)	6.875%		05/02/18	700	52,500
Navient Corp., Sr. Unsec’d. Notes, MTN	8.450%		06/15/18	295	310,487
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	2.000%		09/13/16	680	682,734
Synchrony Financial, Sr. Unsec’d. Notes	2.700%		02/03/20	2,175	2,133,294

					9,778,450

Electric — 0.4%
Arizona Public Service Co., Sr. Unsec’d. Notes	6.250%		08/01/16	170	174,439
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	6.350%		10/01/36	530	660,379
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	6.125%		04/01/36	340	396,489
CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge., Series K2	6.950%		03/15/33	300	395,118
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes, Series 09-C	5.500%		12/01/39	145	164,700
Duke Energy Carolinas LLC, First Mortgage	6.050%		04/15/38	530	657,988
Dynegy, Inc., Gtd. Notes	6.750%		11/01/19	345	324,300
Dynegy, Inc., Gtd. Notes	7.375%		11/01/22	255	221,850
El Paso Electric Co., Sr. Unsec’d. Notes	6.000%		05/15/35	845	999,247
Eversource Energy, Sr. Unsec’d. Notes	4.500%		11/15/19	605	645,580
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	6.250%		10/01/39	1,375	1,390,938
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%		07/15/44	265	266,864
Florida Power & Light Co., First Mortgage	5.950%		10/01/33	380	463,312
Iberdrola International BV (Spain), Gtd. Notes	6.750%		09/15/33	140	161,800
Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A	4.881%		08/15/19	545	581,583
NiSource Finance Corp., Gtd. Notes	5.450%		09/15/20	500	548,115
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	7.950%		05/15/18	135	151,072
Public Service Electric & Gas Co., Sr. Sec’d. Notes, MTN	5.800%		05/01/37	515	622,692
Southern California Edison Co., First Mortgage	3.600%		02/01/45	690	624,902
Xcel Energy, Inc., Sr. Unsec’d. Notes	4.800%		09/15/41	480	482,249
Xcel Energy, Inc., Sr. Unsec’d. Notes	5.613%		04/01/17	263	275,686

					10,209,303

Engineering & Construction
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A (original cost $530,000; purchased 06/19/14)(c)(d)	5.250%		06/27/29	530	255,725

Entertainment
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.875%		11/01/20	800	784,000

Food
Tyson Foods, Inc., Gtd. Notes	6.600%		04/01/16	785	795,386

Food Service
Aramark Services, Inc., Gtd. Notes, 144A(a)	5.125%		01/15/24	205	208,844

SEE NOTES TO FINANCIAL STATEMENTS.

A17

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Forest Products & Paper — 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $273,386; purchased 10/27/10)(c)(d)	5.400%		11/01/20	275	$303,341
International Paper Co., Sr. Unsec’d. Notes	6.000%		11/15/41	1,270	1,331,885
International Paper Co., Sr. Unsec’d. Notes	7.950%		06/15/18	460	521,617

					2,156,843

Gas
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes	4.800%		11/01/43	45	43,037

Healthcare-Products — 0.3%
Becton Dickinson & Co., Sr. Unsec’d. Notes(a)	3.734%		12/15/24	805	811,863
Medtronic, Inc., Gtd. Notes	3.500%		03/15/25	2,515	2,535,548
Medtronic, Inc., Gtd. Notes	4.375%		03/15/35	1,065	1,076,547
St. Jude Medical, Inc., Sr. Unsec’d. Notes	2.000%		09/15/18	3,700	3,693,136

					8,117,094

Healthcare-Services — 0.5%
Aetna, Inc., Sr. Unsec’d. Notes	6.625%		06/15/36	480	576,033
Aetna, Inc., Sr. Unsec’d. Notes	6.750%		12/15/37	1,050	1,321,985
Anthem, Inc., Sr. Unsec’d. Notes	4.625%		05/15/42	330	311,624
Anthem, Inc., Sr. Unsec’d. Notes	4.650%		01/15/43	260	247,407
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes	5.125%		08/15/18	900	904,500
Cigna Corp., Sr. Unsec’d. Notes	5.875%		03/15/41	540	621,077
Cigna Corp., Sr. Unsec’d. Notes	6.150%		11/15/36	640	728,747
Fresenius Medical Care U.S. Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%		10/15/20	1,235	1,247,350
HCA, Inc., Sr. Sec’d. Notes	5.000%		03/15/24	900	897,750
HCA, Inc., Sr. Sec’d. Notes	5.250%		04/15/25	350	352,625
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200%		02/01/22	160	157,028
New York & Presbyterian Hospital (The), Unsec’d. Notes	4.024%		08/01/45	340	321,200
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	2.875%		09/29/21	4,385	4,442,983
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%		10/15/42	440	409,535
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.000%		06/15/17	115	122,334
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.625%		11/15/37	410	522,655

					13,184,833

Home Builders
D.R. Horton, Inc., Gtd. Notes	3.625%		02/15/18	375	379,688

Housewares — 0.1%
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	6.250%		04/15/18	1,600	1,694,477

Insurance — 0.8%
ACE INA Holdings, Inc., Gtd. Notes	3.350%		05/03/26	705	702,840
ACE INA Holdings, Inc., Gtd. Notes	4.350%		11/03/45	100	101,613
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500%		11/15/20	480	523,024
Allstate Corp. (The), Sr. Unsec’d. Notes	4.500%		06/15/43	125	127,007
American International Group, Inc., Sr. Unsec’d. Notes	4.500%		07/16/44	1,910	1,766,288
Axis Specialty Finance LLC, Gtd. Notes	5.875%		06/01/20	990	1,093,274
Chubb Corp. (The), Jr. Sub. Notes(a)	6.375%	(b)	04/15/37	1,260	1,210,016
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	5.125%		04/15/22	635	697,366
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		05/01/42	215	244,404
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	7.000%		03/15/34	910	1,050,769
Lincoln National Corp., Jr. Sub. Notes	6.050%	(b)	04/20/67	250	195,000
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%		10/09/37	876	1,029,942
Lincoln National Corp., Sr. Unsec’d. Notes	7.000%		06/15/40	660	827,827
Lincoln National Corp., Sr. Unsec’d. Notes	8.750%		07/01/19	505	606,513
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43	165	164,661
MetLife, Inc., Sr. Unsec’d. Notes	5.700%		06/15/35	960	1,109,548
MetLife, Inc., Sr. Unsec’d. Notes	6.375%		06/15/34	85	104,509
MetLife, Inc., Sr. Unsec’d. Notes	6.750%		06/01/16	270	276,185
New York Life Insurance Co., Sub. Notes, 144A	6.750%		11/15/39	650	833,905

SEE NOTES TO FINANCIAL STATEMENTS.

A18

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A	5.100%	(b)	10/16/44	1,505	$1,572,725
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063%		03/30/40	350	420,523
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.375%		04/30/20	640	714,577
Pacific Life Insurance Co., Sub. Notes, 144A	9.250%		06/15/39	695	1,009,598
Principal Financial Group, Inc., Gtd. Notes	4.625%		09/15/42	105	102,340
Progressive Corp. (The), Jr. Sub. Notes	6.700%	(b)	06/15/37	715	713,212
Progressive Corp. (The), Sr. Unsec’d. Notes	3.700%		01/26/45	570	515,877
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%		12/16/39	1,430	1,768,022
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes(a)	4.300%		08/25/45	660	665,343
Unum Group, Sr. Unsec’d. Notes	5.625%		09/15/20	315	346,463
W.R. Berkley Corp., Sr. Unsec’d. Notes	6.150%		08/15/19	575	639,177

					21,132,548

Lodging — 0.2%
Choice Hotels International, Inc., Gtd. Notes	5.750%		07/01/22	955	1,021,850
Marriott International, Inc., Sr. Unsec’d. Notes	3.000%		03/01/19	490	496,667
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%		09/15/22	805	795,628
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	6.750%		05/15/18	2,700	2,954,019
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.500%		03/01/18	405	403,293

					5,671,457

Machinery-Diversified — 0.1%
Case New Holland Industrial, Inc. (United Kingdom), Gtd. Notes	7.875%		12/01/17	1,100	1,163,250
SPX Flow, Inc., Gtd. Notes	6.875%		09/01/17	810	860,625
Xylem, Inc., Sr. Unsec’d. Notes	4.875%		10/01/21	1,060	1,126,722

					3,150,597

Media — 0.5%
21st Century Fox America, Inc., Gtd. Notes	6.150%		03/01/37	250	278,697
21st Century Fox America, Inc., Gtd. Notes	6.900%		08/15/39	35	41,390
21st Century Fox America, Inc., Gtd. Notes	7.625%		11/30/28	1,265	1,594,061
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%		09/15/17	900	947,250
CBS Corp., Gtd. Notes	4.850%		07/01/42	115	103,217
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes, 144A	5.375%		05/01/25	720	716,400
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.384%		10/23/35	630	636,508
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.484%		10/23/45	760	761,246
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.834%		10/23/55	200	197,047
Comcast Cable Holdings LLC, Gtd. Notes	9.875%		06/15/22	1,440	1,909,619
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	5.150%		03/15/42	520	484,815
Historic TW, Inc., Gtd. Notes	9.150%		02/01/23	625	810,901
Myriad International Holdings BV (South Africa), Gtd. Notes, RegS	6.375%		07/28/17	750	783,165
Time Warner Cable, Inc., Gtd. Notes	5.850%		05/01/17	1,240	1,297,195
Time Warner, Inc., Gtd. Notes	6.200%		03/15/40	175	192,179
Time Warner, Inc., Gtd. Notes	6.250%		03/29/41	495	549,734
Time Warner, Inc., Gtd. Notes	7.625%		04/15/31	75	92,801
Viacom, Inc., Sr. Unsec’d. Notes(a)	4.500%		02/27/42	50	37,494
Viacom, Inc., Sr. Unsec’d. Notes	4.875%		06/15/43	150	120,476
Viacom, Inc., Sr. Unsec’d. Notes	5.850%		09/01/43	325	291,843
Videotron Ltd. (Canada), Gtd. Notes	5.000%		07/15/22	850	850,000

					12,696,038

Mining — 0.1%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%		09/30/43	700	629,163
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A(a)	6.250%	(b)	10/19/75	845	827,043
Newmont Mining Corp., Gtd. Notes	6.250%		10/01/39	15	11,983
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	5.875%		04/23/45	400	306,449
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	7.500%		07/27/35	370	345,873

					2,120,511

SEE NOTES TO FINANCIAL STATEMENTS.

A19

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Miscellaneous Manufacturing — 0.1%
Actuant Corp., Gtd. Notes	5.625%		06/15/22	1,040	$1,060,800
General Electric Co., Sr. Unsec’d. Notes(a)	4.125%		10/09/42	180	175,822
General Electric Co., Sr. Unsec’d. Notes	4.500%		03/11/44	260	267,574
Koppers, Inc., Gtd. Notes	7.875%		12/01/19	1,050	1,036,875

					2,541,071

Oil & Gas — 0.4%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.677%	(f)	10/10/36	1,000	360,000
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36	305	293,977
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.950%		06/15/19	225	245,777
Devon Energy Corp., Sr. Unsec’d. Notes(a)	5.850%		12/15/25	765	743,996
Devon Financing Corp. LLC, Gtd. Notes	7.875%		09/30/31	1,350	1,384,644
EOG Resources, Inc., Sr. Unsec’d. Notes	3.900%		04/01/35	830	759,917
Helmerich & Payne International Drilling Co., Gtd. Notes(a)	4.650%		03/15/25	1,555	1,555,703
Nabors Industries, Inc., Gtd. Notes(a)	4.625%		09/15/21	890	731,366
Pacific Exploration & Production Corp. (Colombia), Gtd. Notes, 144A	5.375%		01/26/19	350	66,500
Phillips 66, Gtd. Notes	2.950%		05/01/17	415	420,641
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875%		05/01/18	1,450	1,540,413
Reliance Holding USA, Inc. (India), Gtd. Notes, 144A	5.400%		02/14/22	400	432,578
Valero Energy Corp., Sr. Unsec’d. Notes	4.900%		03/15/45	225	187,622

					8,723,134

Oil & Gas Services — 0.1%
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	4.000%		12/21/25	2,170	2,141,310

Packaging & Containers — 0.1%
Ball Corp., Gtd. Notes	4.375%		12/15/20	465	472,266
Crown Americas LLC/Crown Americas Capital Corp. IV, Gtd. Notes(a)	4.500%		01/15/23	1,000	977,500
WestRock RKT Co., Gtd. Notes	4.900%		03/01/22	675	715,895

					2,165,661

Pharmaceuticals — 0.3%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%		05/14/25	950	937,588
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%		05/14/35	1,595	1,562,457
Actavis Funding SCS, Gtd. Notes	3.800%		03/15/25	805	800,889
Actavis Funding SCS, Gtd. Notes	4.550%		03/15/35	1,465	1,423,770
Actavis Funding SCS, Gtd. Notes(a)	4.750%		03/15/45	350	341,266
Actavis, Inc., Gtd. Notes	6.125%		08/15/19	440	490,623
Merck & Co., Inc., Sr. Unsec’d. Notes	2.750%		02/10/25	340	330,993
Merck & Co., Inc., Sr. Unsec’d. Notes	3.700%		02/10/45	1,105	1,020,412
Mylan, Inc., Gtd. Notes	1.800%		06/24/16	355	354,772
Novartis Capital Corp. (Switzerland), Gtd. Notes	4.400%		05/06/44	1,010	1,053,395
Zoetis, Inc., Sr. Unsec’d. Notes	4.700%		02/01/43	90	78,569

					8,394,734

Pipelines — 0.2%
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	5.350%		03/15/20	1,125	967,544
Energy Transfer Partners LP, Sr. Unsec’d. Notes(a)	4.650%		06/01/21	610	572,696
Energy Transfer Partners LP, Sr. Unsec’d. Notes	4.900%		03/15/35	200	145,422
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	4.150%		06/01/25	665	511,461
Enterprise Products Operating LLC, Gtd. Notes(a)	3.750%		02/15/25	1,055	965,016
Kinder Morgan Energy Partners LP, Gtd. Notes	5.950%		02/15/18	530	543,408
MPLX LP, Sr. Unsec’d. Notes	4.000%		02/15/25	1,140	958,132
ONEOK Partners LP, Gtd. Notes	6.650%		10/01/36	130	107,463

					4,771,142

Real Estate
Prologis LP, Gtd. Notes	6.875%		03/15/20	68	77,384

Real Estate Investment Trusts (REITs) — 0.1%
Mack-Cali Realty LP, Sr. Unsec’d. Notes	7.750%		08/15/19	685	761,291

SEE NOTES TO FINANCIAL STATEMENTS.

A20

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Select Income REIT, Sr. Unsec’d. Notes	2.850%	02/01/18	550	$549,243
Simon Property Group LP, Sr. Unsec’d. Notes	2.800%	01/30/17	235	238,085
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%	03/15/22	190	195,898

				1,744,517

Retail — 0.3%
CVS Health Corp., Sr. Unsec’d. Notes	4.875%	07/20/35	470	485,271
CVS Health Corp., Sr. Unsec’d. Notes	5.125%	07/20/45	590	621,524
CVS Health Corp., Sr. Unsec’d. Notes	5.300%	12/05/43	170	182,594
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.400%	03/15/45	565	583,959
L Brands, Inc., Gtd. Notes	5.625%	02/15/22	1,300	1,381,250
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	6.500%	03/15/29	345	428,523
Macy’s Retail Holdings, Inc., Gtd. Notes	3.875%	01/15/22	300	295,407
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.700%	01/30/26	1,925	1,923,418
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625%	12/01/25	1,020	1,030,200
Target Corp., Sr. Unsec’d. Notes	3.500%	07/01/24	265	274,984

				7,207,130

Savings & Loans — 0.1%
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%	12/06/22	1,195	1,176,121

Software — 0.1%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	2.850%	10/15/18	1,225	1,229,326
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.625%	10/15/20	1,640	1,661,364
Oracle Corp., Sr. Unsec’d. Notes	4.300%	07/08/34	700	696,366

				3,587,056

Telecommunications — 0.5%
America Movil SAB de CV (Mexico), Gtd. Notes	6.125%	03/30/40	300	330,032
AT&T Corp., Gtd. Notes	8.250%	11/15/31	18	24,049
AT&T, Inc., Sr. Unsec’d. Notes	3.400%	05/15/25	3,130	3,008,212
AT&T, Inc., Sr. Unsec’d. Notes	4.500%	05/15/35	350	323,701
AT&T, Inc., Sr. Unsec’d. Notes	4.750%	05/15/46	560	512,734
AT&T, Inc., Sr. Unsec’d. Notes(a)	4.800%	06/15/44	305	279,421
AT&T, Inc., Sr. Unsec’d. Notes	5.350%	09/01/40	1,133	1,119,083
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625%	12/15/30	350	510,704
Embarq Corp., Sr. Unsec’d. Notes (original cost $367,380; purchased 05/04/11-05/11/11)(c)(d)	7.082%	06/01/16	325	330,070
Embarq Corp., Sr. Unsec’d. Notes (original cost $364,974; purchased 05/12/06)(c)(d)	7.995%	06/01/36	365	375,950
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.522%	09/15/48	1,827	1,633,881
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.672%	03/15/55	2,288	1,986,444
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.862%	08/21/46	1,053	996,903
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.012%	08/21/54	2,349	2,150,723

				13,581,907

Transportation — 0.1%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.450%	09/15/21	1,180	1,206,020
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	6.700%	08/01/28	735	900,539
CSX Corp., Sr. Unsec’d. Notes	6.150%	05/01/37	690	803,074
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.590%	05/17/25	120	137,207

				3,046,840

TOTAL CORPORATE BONDS (cost $249,585,043)				251,858,162

MUNICIPAL BONDS — 0.5%
California — 0.2%
Bay Area Toll Authority, Revenue Bonds, BABs	6.263%	04/01/49	1,305	1,755,525
State of California, GO, BABs	7.300%	10/01/39	1,250	1,746,575
State of California, GO, BABs	7.500%	04/01/34	350	490,053

SEE NOTES TO FINANCIAL STATEMENTS.

A21

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
California (continued)
State of California, GO, BABs	7.550%	04/01/39	245	$356,149
State of California, GO, BABs	7.625%	03/01/40	205	298,125

				4,646,427

Colorado
Regional Transportation District, Revenue Bonds, Series 2010-B, BABs	5.844%	11/01/50	565	723,884

Illinois — 0.1%
Chicago O’Hare International Airport, Revenue Bonds, BABs	6.395%	01/01/40	970	1,214,343

New Jersey — 0.1%
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414%	01/01/40	1,000	1,421,360

New York — 0.1%
New York City Transitional Finance Authority, Revenue Bonds, BABs	5.767%	08/01/36	1,100	1,328,008

Ohio
Ohio State University (The), Revenue Bonds, BABs	4.910%	06/01/40	415	465,410
Ohio State Water Development Authority, Revenue Bonds, BABs	4.879%	12/01/34	275	308,085

				773,495

Oregon
Oregon State Department of Transportation Highway, Revenue Bonds, Series A, BABs	5.834%	11/15/34	425	533,962

Pennsylvania
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%	12/01/45	505	587,764

Tennessee
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	6.731%	07/01/43	945	1,200,263

TOTAL MUNICIPAL BONDS (cost $9,697,737)				12,429,506

NON-CORPORATE FOREIGN AGENCIES — 0.7%
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150%	07/24/24	1,300	1,305,876
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875%	01/15/24	490	482,650
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.125%	06/29/20	265	292,514
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	9.250%	04/23/19	695	776,141
International Bank for Reconstruction & Development (Supranational Bank), Sr. Unsec’d. Notes	2.250%	06/24/21	3,295	3,328,444
KFW (Germany), Gov’t. Gtd. Notes, MTN	2.750%	10/01/20	2,645	2,739,519
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18	2,634	2,613,623
Petrobras Global Finance BV (Brazil), Gtd. Notes	2.000%	05/20/16	1,400	1,379,000
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%	01/21/21	795	801,917
Petroleos Mexicanos (Mexico), Sr. Unsec’d. Notes	8.625%	12/01/23	350	405,125
Russian Agricultural Bank OJSC via RSHB Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.299%	05/15/17	560	568,971
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A	1.750%	04/10/17	1,035	1,031,293
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, 144A	2.500%	04/28/20	1,000	983,751
State Grid Overseas Investment 2014 Ltd. (China), Gtd. Notes, 144A	2.750%	05/07/19	500	505,128

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $17,229,232)				17,213,952

SOVEREIGN BONDS — 0.4%
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.000%	02/26/24	920	876,300
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.000%	03/25/19	392	408,464
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A(a)	5.875%	03/13/20	770	834,635
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A(a)	5.875%	01/15/24	750	803,486
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	4.875%	05/05/21	750	776,864

SEE NOTES TO FINANCIAL STATEMENTS.

A22

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

SOVEREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	3.625%		03/15/22	550	$553,300
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%		03/08/44	766	697,826
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.750%		03/16/25	490	480,200
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	4.000%		09/22/24	395	395,000
Panama Government International Bond (Panama), Sr. Unsec’d. Notes(a)	5.200%		01/30/20	375	406,875
Province of British Columbia (Canada), Sr. Unsec’d. Notes	2.000%		10/23/22	1,975	1,918,495
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A	4.875%		01/22/24	140	150,402
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, MTN, RegS	6.125%		01/22/44	350	409,500
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%		06/05/20	1,260	1,401,944

TOTAL NON-CORPORATE SOVEREIGNS (cost $10,209,521)					10,113,291

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.4%
Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250%		09/25/19	242	246,443
Banc of America Alternative Loan Trust, Series 2005-12, Class 3CB1	6.000%		01/25/36	1,251	1,052,342
Banc of America Funding Trust, Series 2015-R6, Class 1A1, 144A	0.577%	(b)	08/26/36	923	851,426
Banc of America Funding Trust, Series 2015-R4, Class 4A1, 144A	3.500%	(b)	01/01/30	1,880	1,867,834
Banc of America Mortgage Trust, Series 2005-A, Class 2A1	2.650%	(b)	02/25/35	278	271,339
Banc of America Mortgage Trust, Series 2005-B, Class 2A1	2.658%	(b)	03/25/35	324	299,140
Chase Mortgage Finance Trust, Series 2007-A1, Class 1A5	2.702%	(b)	02/25/37	611	594,808
Fannie Mae Connecticut Avenue Securities, Series 2014-C04, Class 1M1(m)	2.372%	(b)	11/25/24	2,301	2,312,116
Fannie Mae Connecticut Avenue Securities, Series 2015-C01, Class 1M1(m)	1.922%	(b)	02/25/25	703	704,564
Fannie Mae Connecticut Avenue Securities, Series 2015-C02, Class 1M1(m)	1.572%	(b)	05/25/25	4,809	4,793,964
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1(m)	1.322%	(b)	10/25/27	6,108	6,096,030
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M1(m)	1.772%	(b)	04/25/28	1,967	1,967,870
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1	2.726%	(b)	07/25/35	339	338,777
LSTAR Securities Investment Trust, Series 2014-1, Class NOTE, 144A	3.344%	(b)	09/01/21	4,458	4,452,185
LSTAR Securities Investment Trust, Series 2014-2, Class A, 144A	2.244%	(b)	12/01/21	852	842,221
LSTAR Securities Investment Trust, Series 2015-5, Class A1, 144A	2.244%	(b)	04/01/20	1,596	1,573,189
LSTAR Securities Investment Trust, Series 2015-6, Class A, 144A	2.244%	(b)	05/01/20	3,788	3,722,197
LSTAR Securities Investment Trust, Series 2015-7, Class A, 144A	2.244%	(b)	07/01/20	1,883	1,850,746
LSTAR Securities Investment Trust, Series 2015-8, Class A1, 144A	2.244%	(b)	08/01/20	1,531	1,503,156
LSTAR Securities Investment Trust, Series 2015-10, Class A1, 144A	2.244%	(b)	11/02/20	1,004	986,413
MASTR Alternative Loan Trust, Series 2004-4, Class 4A1	5.000%		04/25/19	59	59,694
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	2.586%	(b)	02/25/34	387	384,542
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	5.000%		03/25/20	166	166,210

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $37,272,993)					36,937,206

U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.7%
Federal Home Loan Banks	1.830%		07/29/20	1,555	1,551,836
Federal Home Loan Banks(g)	5.500%		07/15/36	850	1,104,135
Federal Home Loan Mortgage Corp.	0.750%		01/12/18	407	403,724
Federal Home Loan Mortgage Corp.	2.375%		01/13/22	3,700	3,751,400
Federal Home Loan Mortgage Corp.	2.375%	(b)	06/01/36	289	307,070
Federal Home Loan Mortgage Corp.	2.500%		TBA	1,250	1,261,092
Federal Home Loan Mortgage Corp.	2.500%		03/01/30	926	935,418
Federal Home Loan Mortgage Corp.	2.598%	(b)	12/01/35	309	326,627
Federal Home Loan Mortgage Corp.	3.000%		10/01/28-04/01/45	8,842	8,924,972
Federal Home Loan Mortgage Corp.	3.500%		TBA	10,000	10,293,847
Federal Home Loan Mortgage Corp.	3.500%		08/01/26	1,198	1,257,808

SEE NOTES TO FINANCIAL STATEMENTS.

A23

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Federal Home Loan Mortgage Corp.	4.000%		TBA	11,000		$11,620,253
Federal Home Loan Mortgage Corp.	4.000%		06/01/26-12/01/40	3,568		3,775,443
Federal Home Loan Mortgage Corp.	4.500%		02/01/19-10/01/41	9,886		10,643,929
Federal Home Loan Mortgage Corp.	5.000%		07/01/18-05/01/39	2,680		2,895,504
Federal Home Loan Mortgage Corp.	5.500%		12/01/33-07/01/38	2,406		2,675,183
Federal Home Loan Mortgage Corp.	6.000%		03/01/32-08/01/39	1,062		1,206,731
Federal Home Loan Mortgage Corp.	6.500%		09/01/16	—	(l)	152
Federal Home Loan Mortgage Corp.	7.000%		05/01/31-10/01/31	257		278,878
Federal National Mortgage Assoc.(g)(h)	1.500%		06/22/20	3,240		3,199,656
Federal National Mortgage Assoc.(h)	1.500%		11/30/20	4,760		4,675,439
Federal National Mortgage Assoc.(a)	1.625%		01/21/20	500		498,114
Federal National Mortgage Assoc.	1.875%		02/19/19	156		158,094
Federal National Mortgage Assoc.	1.932%	(b)	07/01/33	332		348,317
Federal National Mortgage Assoc.	2.059%	(b)	06/01/37	74		74,526
Federal National Mortgage Assoc.	2.151%	(b)	07/01/37	465		490,729
Federal National Mortgage Assoc.	2.500%		TBA	4,000		4,031,620
Federal National Mortgage Assoc.	2.500%		01/01/28-10/01/43	2,447		2,434,455
Federal National Mortgage Assoc.(a)	2.625%		09/06/24	130		131,373
Federal National Mortgage Assoc.	3.000%		TBA	8,000		7,984,135
Federal National Mortgage Assoc.	3.000%		TBA	2,000		2,060,286
Federal National Mortgage Assoc.	3.000%		02/01/27-07/01/43	14,173		14,323,651
Federal National Mortgage Assoc.	3.500%		TBA	8,000		8,253,786
Federal National Mortgage Assoc.	3.500%		07/01/27-03/01/43	28,416		29,424,237
Federal National Mortgage Assoc.	4.000%		TBA	15,500		16,401,664
Federal National Mortgage Assoc.	4.000%		09/01/44	6,036		6,389,148
Federal National Mortgage Assoc.	4.500%		TBA	2,000		2,159,750
Federal National Mortgage Assoc.	4.500%		11/01/18-03/01/41	6,907		7,504,934
Federal National Mortgage Assoc.	5.000%		TBA	7,500		8,255,098
Federal National Mortgage Assoc.	5.000%		10/01/18-05/01/36	2,031		2,230,801
Federal National Mortgage Assoc.	5.500%		03/01/16-04/01/37	4,078		4,557,102
Federal National Mortgage Assoc.	6.000%		09/01/17-06/01/38	4,571		5,188,348
Federal National Mortgage Assoc.	6.500%		07/01/17-01/01/37	1,796		2,058,767
Federal National Mortgage Assoc.	7.000%		02/01/32-07/01/32	198		226,579
Federal National Mortgage Assoc.	7.500%		05/01/32	19		18,503
Government National Mortgage Assoc.	3.000%		TBA	4,000		4,054,220
Government National Mortgage Assoc.	3.000%		03/15/45-08/20/45	6,899		6,999,208
Government National Mortgage Assoc.	3.500%		TBA	24,000		25,019,064
Government National Mortgage Assoc.	3.500%		05/20/43-04/20/45	3,648		3,809,485
Government National Mortgage Assoc.	4.000%		TBA	4,750		5,044,277
Government National Mortgage Assoc.	4.000%		06/15/40-08/20/45	2,259		2,401,497
Government National Mortgage Assoc.	4.500%		TBA	2,500		2,685,937
Government National Mortgage Assoc.	4.500%		TBA	1,000		1,077,500
Government National Mortgage Assoc.	4.500%		04/15/40-03/20/41	5,686		6,178,275
Government National Mortgage Assoc.	5.000%		10/20/37	314		340,149
Government National Mortgage Assoc.	5.500%		08/15/33-04/15/36	2,071		2,332,522
Government National Mortgage Assoc.	6.000%		11/15/23-07/15/34	794		909,482
Government National Mortgage Assoc.	6.500%		10/15/23-09/15/36	1,471		1,701,651
Government National Mortgage Assoc.	8.000%		01/15/24-07/15/24	23		25,455
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	2.503%		10/30/20	566		580,164
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	2.578%		06/30/22	3,910		3,952,404
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes(a)	3.000%		06/30/25	1,115		1,146,412
Residual Funding Corp. Strips Principal, Sr. Unsec’d. Notes, PO	1.825%	(f)	10/15/19	1,105		1,028,788
Residual Funding Corp. Strips Principal, Sr. Unsec’d. Notes, PO	1.903%	(f)	10/15/20	165		149,308
Residual Funding Corp. Strips Principal, Sr. Unsec’d. Notes, PO	2.066%	(f)	07/15/20	3,181		2,905,608
Tennessee Valley Authority, Sr. Unsec’d. Notes(a)	5.880%		04/01/36	76		97,648
Ukraine Government USAID Bonds, U.S. Gov’t. Gtd. Notes	1.847%		05/29/20	3,665		3,649,915

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $268,852,578)						272,382,083

SEE NOTES TO FINANCIAL STATEMENTS.

A24

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

U.S. TREASURY OBLIGATIONS — 7.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Bonds	2.500%		02/15/45	3,585	$3,216,559
U.S. Treasury Bonds	2.750%		11/15/42	10,430	9,944,765
U.S. Treasury Bonds	2.875%		05/15/43-08/15/45	8,965	8,711,529
U.S. Treasury Bonds	3.000%		05/15/45	23,505	23,397,582
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/20	24,553	24,239,880
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%		02/15/45	1,202	1,048,209
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375%		01/15/20	9,486	9,861,049
U.S. Treasury Notes	1.625%		04/30/19-11/30/20	30,395	30,293,469
U.S. Treasury Notes	1.750%		12/31/20-03/31/22	23,665	23,398,063
U.S. Treasury Notes	2.000%		11/30/22	14,445	14,366,000
U.S. Treasury Notes(h)	2.125%		09/30/21	14,055	14,203,238
U.S. Treasury Notes(a)	2.250%		11/15/25	2,100	2,095,323
U.S. Treasury Notes	3.125%		05/15/19	3,065	3,233,455
U.S. Treasury Strips Coupon	2.184%	(f)	02/15/28	2,115	1,535,634
U.S. Treasury Strips Coupon	2.241%	(f)	05/15/28	1,055	758,116
U.S. Treasury Strips Coupon	2.280%	(f)	02/15/29	1,055	738,772
U.S. Treasury Strips Coupon	2.384%	(f)	05/15/29	2,175	1,511,020
U.S. Treasury Strips Coupon	2.519%	(f)	08/15/25	1,930	1,522,591
U.S. Treasury Strips Coupon	2.576%	(f)	08/15/30	6,970	4,627,495
U.S. Treasury Strips Coupon	2.972%	(f)	02/15/37	4,550	2,403,292
U.S. Treasury Strips Coupon	3.103%	(f)	11/15/34	1,430	813,870
U.S. Treasury Strips Principal	2.351%	(f)	05/15/43	1,180	502,949
U.S. Treasury Strips Principal	3.577%	(f)	05/15/44	1,780	732,842

TOTAL U.S. TREASURY OBLIGATIONS (cost $184,092,523)					183,155,702

TOTAL LONG-TERM INVESTMENTS (cost $1,583,568,668)					2,240,634,804

SHORT-TERM INVESTMENTS — 19.4%

				Shares
AFFILIATED MUTUAL FUNDS — 19.2%
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $101,355,043)(j) (Note 4)				10,585,460	98,127,218
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $393,221,125; includes $74,312,527 of cash collateral for securities on loan)(j)(k) (Note 4)				393,221,125	393,221,125

TOTAL AFFILIATED MUTUAL FUNDS (cost $494,576,168)					491,348,343

				Principal Amount (000)#
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bills(g) (cost $3,798,783)	0.189%	(i)	03/03/16	3,800	3,799,331

			Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16			Barclays Capital Group	150,000	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16			Barclays Capital Group	150,000	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16			Barclays Capital Group	150,000	69
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16			Barclays Capital Group	75,000	2

SEE NOTES TO FINANCIAL STATEMENTS.

A25

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

OPTIONS PURCHASED* (continued)	Counterparty	Notional Amount (000)#	Value (Note 2)
Call Options (continued)
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	75,000	$62
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	75,000	1,105
Receive a fixed rate of 0.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	30,650	—
Receive a fixed rate of 1.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	30,650	54,376

TOTAL OPTIONS PURCHASED (cost $356,585)			55,614

TOTAL SHORT-TERM INVESTMENTS (cost $498,731,536)			495,203,288

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 107.1% (cost $2,082,300,204)			2,735,838,092

OPTIONS WRITTEN*
Call Options
Interest Rate Swap Options,
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 02/19/16	Barclays Capital Group	225,000	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 03/14/16	Barclays Capital Group	225,000	(2)
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 05/19/16	Barclays Capital Group	225,000	(379)
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	61,300	—

TOTAL OPTIONS WRITTEN (premiums received $178,078)			(381)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 107.1% (cost $2,082,122,126)			2,735,837,711
LIABILITIES IN EXCESS OF OTHER ASSETS(n) — (7.1)%			(181,566,464)

NET ASSETS — 100.0%			$2,554,271,247

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $72,010,732; cash collateral of $74,312,527 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(c)	Indicates a restricted security; the aggregate original cost of the restricted securities is $5,872,642. The aggregate value of $5,752,799 is approximately 0.2% of net assets.

(d)	Indicates a security that has been deemed illiquid. (unaudited)

(e)	Represents issuer in default on interest payments and/or principal re-payments; non-income producing security. Such securities may be post maturity.

(f)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(g)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Rate quoted represents yield-to-maturity as of purchase date.

(j)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund.

(k)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(l)	Less than $500 par.

SEE NOTES TO FINANCIAL STATEMENTS.

A26

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

(m)	Represents a Connecticut Avenue security issued by Fannie Mae or a Structured Agency Credit Risk security issued by Freddie Mac.

(n)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
279	90 Day Euro Dollar	Mar. 2016	$69,325,102	$69,237,337	$(87,765)
697	2 Year U.S. Treasury Notes	Mar. 2016	151,621,141	151,412,360	(208,781)
613	5 Year U.S. Treasury Notes	Mar. 2016	72,605,816	72,530,352	(75,464)
242	10 Year U.S. Treasury Notes	Mar. 2016	30,464,464	30,469,313	4,849
1	ASX SPI 200 Index	Mar. 2016	88,756	95,769	7,013
8	MSCI EAFE Mini Futures	Mar. 2016	666,205	679,280	13,075
79	S&P 500 E-Mini Futures	Mar. 2016	8,039,261	8,039,830	569
60	S&P 500 Index Futures	Mar. 2016	30,285,954	30,531,000	245,046
133	U.S. Ultra Bonds	Mar. 2016	20,951,273	21,105,437	154,164

					52,706

Short Positions:
279	90 Day Euro Dollar	Sept. 2016	69,100,747	69,007,162	93,585
385	U.S. Long Bonds	Mar. 2016	59,604,824	59,193,750	411,074

					504,659

					$557,365

(1)	A U.S. Treasury Obligation with a market value of $3,799,331 has been segregated with Goldman Sachs & Co. and U.S. Government Agency Obligations with a combined market value of $1,930,561 have been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2015.

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
OTC swap agreements:
2,634	05/17/18	0.989%	3 Month LIBOR(1)	$13,968	$—	$13,968	Credit Suisse First Boston Corp.

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
9,890	09/04/20	1.585%	3 Month LIBOR(1)	$190	$41,421	$41,231
53,460	01/08/21	1.683%	3 Month LIBOR(2)	438	(134,451)	(134,889)
43,880	05/31/22	2.200%	3 Month LIBOR(1)	(53,022)	(870,387)	(817,365)
7,020	05/31/22	2.217%	3 Month LIBOR(1)	188	(146,493)	(146,681)
4,890	08/31/22	1.745%	3 Month LIBOR(1)	176	48,835	48,659
6,240	11/30/22	1.982%	3 Month LIBOR(1)	184	2,024	1,840
5,570	09/04/25	2.214%	3 Month LIBOR(1)	190	(27,367)	(27,557)
5,370	11/12/25	2.263%	3 Month LIBOR(1)	188	(44,176)	(44,364)
56,370	01/08/26	2.210%	3 Month LIBOR(1)	607	(111,604)	(112,211)
15,525	02/15/36	2.502%	3 Month LIBOR(2)	6,716	(144,656)	(151,372)
11,970	01/08/46	2.659%	3 Month LIBOR(2)	366	95,541	95,175

				$(43,779)	$(1,291,313)	$(1,247,534)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A27

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2015(4)	Unrealized Appreciation
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.IG.24.V1	06/20/20	1.000%	53,000	$(997,536)	$(333,356)	$664,180

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.17.V9	12/20/16	5.000%	1,150	$36,412	$47,924	$(11,512)	Credit Suisse First Boston Corp.
CDX.NA.HY.17.V9	12/20/16	5.000%	2,990	94,671	128,338	(33,667)	Deutsche Bank AG
CDX.NA.HY.17.V9	12/20/16	5.000%	4,140	131,082	181,412	(50,330)	Deutsche Bank AG

				$262,165	$357,674	$(95,509)

U.S. Government Agency Obligations and a U.S. Treasury Obligation with a combined market value of $2,809,333 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate and credit default swap contracts at December 31, 2015.

The Portfolio entered into credit default swap (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted	prices generally in active markets for identical securities.
Level 2—quoted	prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—unobservable	inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,118,028,671	$115,117,701	$—
Exchange Traded Fund	442,153	—	—
Preferred Stocks	519,800	1,159,721	—
Rights	—	34	—
Asset-Backed Securities
Collateralized Debt Obligation	—	307,965	—
Collateralized Loan Obligations	—	39,547,588	—

SEE NOTES TO FINANCIAL STATEMENTS.

A28

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Asset-Backed Securities (continued)
Non-Residential Mortgage-Backed Securities	$—	$45,779,740	$—
Residential Mortgage-Backed Securities	—	17,912,185	2,480,155
Bank Loans	—	6,475,917	—
Commercial Mortgage-Backed Securities	—	108,773,272	—
Corporate Bonds	—	251,858,162	—
Municipal Bonds	—	12,429,506	—
Non-Corporate Foreign Agencies	—	17,213,952	—
Sovereign Bonds	—	10,113,291	—
Residential Mortgage-Backed Securities	—	31,386,375	5,550,831
U.S. Government Agency Obligations	—	272,382,083	—
U.S. Treasury Obligations	—	186,955,033	—
Affiliated Mutual Funds	491,348,343	—	—
Options Purchased	—	55,614	—
Options Written	—	(381)	—
Other Financial Instruments*
Futures Contracts	557,365	—	—
OTC interest rate swaps	—	13,968	—
Centrally cleared interest rate swaps	—	(1,247,534)	—
Centrally cleared credit default swaps	—	664,180	—
OTC credit default swaps	—	262,165	—

Total	$1,610,896,332	$1,117,160,537	$8,030,986

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Mutual Funds (including 2.9% of collateral for securities on loan)	19.2%
U.S. Government Agency Obligations	10.7
U.S. Treasury Obligations	7.3
Banks	6.0
Commercial Mortgage-Backed Securities	4.3
Pharmaceuticals	3.3
Oil, Gas & Consumable Fuels	2.6
Residential Mortgage-Backed Securities	2.2
Insurance	2.2
Software	2.1
Media	2.0
Internet Software & Services	1.9
Technology Hardware, Storage & Peripherals	1.8
Non-Residential Mortgage-Backed Securities	1.8
Biotechnology	1.7
IT Services	1.6
Collateralized Loan Obligations	1.5
Real Estate Investment Trusts (REITs)	1.4
Diversified Financial Services	1.4
Aerospace & Defense	1.3
Chemicals	1.3
Health Care Providers & Services	1.2
Diversified Telecommunication Services	1.2
Specialty Retail	1.2
Industrial Conglomerates	1.2
Food & Staples Retailing	1.1
Beverages	1.1
Semiconductors & Semiconductor Equipment	1.1

Capital Markets	1.0%
Internet & Catalog Retail	1.0
Health Care Equipment & Supplies	0.9
Household Products	0.9
Hotels, Restaurants & Leisure	0.9
Food Products	0.9
Electric Utilities	0.9
Tobacco	0.8
Non-Corporate Foreign Agencies	0.7
Communications Equipment	0.6
Machinery	0.6
Multi-Utilities	0.6
Telecommunications	0.5
Airlines	0.5
Automobiles	0.5
Healthcare-Services	0.5
Municipal Bonds	0.5
Textiles, Apparel & Luxury Goods	0.5
Energy Equipment & Services	0.4
Electric	0.4
Sovereign Bonds	0.4
Consumer Finance	0.4
Road & Rail	0.4
Oil & Gas	0.4
Healthcare-Products	0.3
Air Freight & Logistics	0.3
Multiline Retail	0.3
Life Sciences Tools & Services	0.3
Retail	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

A29

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Industry table (cont.)
Household Durables	0.3%
Electronic Equipment, Instruments & Components	0.3
Electrical Equipment	0.2
Lodging	0.2
Auto Components	0.2
Metals & Mining	0.2
Agriculture	0.2
Commercial Services & Supplies	0.2
Pipelines	0.2
Computers	0.2
Professional Services	0.1
Trading Companies & Distributors	0.1
Auto Manufacturers	0.1
Machinery-Diversified	0.1
Construction & Engineering	0.1
Transportation	0.1
Real Estate Management & Development	0.1
Containers & Packaging	0.1
Miscellaneous Manufacturing	0.1

Commercial Services	0.1%
Technology	0.1
Wireless Telecommunication Services	0.1
Paper & Forest Products	0.1
Packaging & Containers	0.1
Forest & Paper Products	0.1
Oil & Gas Services	0.1
Mining	0.1
Personal Products	0.1
Housewares	0.1
Construction Materials	0.1
Marine	0.1
Building Products	0.1
Savings & Loans	0.1
Healthcare & Pharmaceutical	0.1
Building Materials	0.1

107.1
Liabilities in excess of other assets	(7.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Premiums paid for OTC swap agreements	$357,674		—	$—
Credit contracts	Due from/to broker — variation margin swaps	664,180	*	—	—
Credit contracts	—	—		Unrealized depreciation on OTC swap agreements	95,509
Equity contracts	Due from/to broker — variation margin futures	265,703	*	—	—
Equity contracts	Unaffiliated investments	34		—	—
Interest rate contracts	Due from/to broker — variation margin futures	663,672	*	Due from/to broker — variation margin futures	372,010	*
Interest rate contracts	Due from/to broker — variation margin swaps	186,905	*	Due from/to broker —variation margin swaps	1,434,439	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	13,968		—	—
Interest rate contracts	Unaffiliated investments	55,614		Options written outstanding, at value	381

Total		$2,207,750			$1,902,339

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights*	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(573,809)	$(573,809)
Equity contracts	18,283	—	—	5,645,479	—	5,663,762
Interest rate contracts	—	(2,075,253)	1,020,061	2,571,562	(1,588,442)	(72,072)

Total	$18,283	$(2,075,253)	$1,020,061	$8,217,041	$(2,162,251)	$5,017,881

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A30

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights*	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$—	$590,192	$590,192
Equity contracts	34	—	—	(4,312,402)	—	(4,312,368)
Interest rate contracts	—	(277,259)	152,190	(326,388)	(1,203,290)	(1,654,747)

Total	$34	$(277,259)	$152,190	$(4,638,790)	$(613,098)	$(5,376,923)

*	Included in net change in unrealized appreciation (depreciation) on investment transactions in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(3)	Futures Contracts— Short Position(3)
$361,225	$358,760	$286,841,599	$42,249,543

Interest Rate Swap Agreements(2)	Credit Default Swap Agreements—Buy Protection(2)	Credit Default Swap Agreements—Sell Protection(2)
$113,303	$55,786	$8,352

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Barclays Capital Group	$1,238	$(381)	$—	$857
Citigroup Global Markets	54,376	—	—	54,376
Credit Suisse First Boston Corp.	61,892	(11,512)	—	50,380
Deutsche Bank AG	309,750	(83,997)	(519,125)	—

	$427,256

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Barclays Capital Group	$(381)	$381	$—	$—
Citigroup Global Markets	—	—	—	—
Credit Suisse First Boston Corp.	(11,512)	11,512	—	—
Deutsche Bank AG	(83,997)	83,997	—	—

	$(95,890)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A31

CONSERVATIVE BALANCED PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2015

ASSETS
Investments at value, including securities on loan of $72,010,732:
Unaffiliated investments (cost $1,587,724,036)	$2,244,489,749
Affiliated investments (cost $494,576,168)	491,348,343
Cash	28,582
Foreign currency, at value (cost $176,745)	177,642
Receivable for investments sold	57,732,692
Dividends and interest receivable	7,172,613
Tax reclaim receivable	494,757
Premium paid for OTC swap agreements	357,674
Due from broker—variation margin futures	105,072
Receivable from affiliate	67,224
Unrealized appreciation on OTC swap agreements	13,968
Prepaid expenses	19,111

Total Assets	2,802,007,427

LIABILITIES
Payable for investments purchased	171,006,109
Payable to broker for collateral for securities on loan	74,312,527
Management fee payable	1,197,605
Accrued expenses and other liabilities	349,604
Due to broker—variation margin futures	373,441
Payable for Series shares repurchased	242,430
Due to broker—variation margin swaps	157,594
Unrealized depreciation on OTC swap agreements	95,509
Affiliated transfer agent fee payable	980
Options written outstanding, at value (premiums received $178,078)	381

Total Liabilities	247,736,180

NET ASSETS	$2,554,271,247

Net assets were comprised of:
Paid-in capital	$1,406,596,103
Retained earnings	1,147,675,144

Net assets, December 31, 2015	$2,554,271,247

Net asset value and redemption price per share $2,554,271,247 / 113,310,976 outstanding shares of beneficial interest	$22.54

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net) (foreign withholding tax $253,704, includes $30,380 reimbursable by an affiliate)	$29,123,821
Interest income	26,227,099
Affiliated dividend income	2,120,231
Affiliated income from securities lending, net	215,970

Total income	57,687,121

EXPENSES
Management fee	13,868,698
Custodian and accounting fees	456,000
Shareholders’ reports	225,000
Audit fee	43,000
Trustees’ fees	32,000
Insurance expenses	29,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $5,800)	12,000
Miscellaneous	48,777

Total expenses	14,728,475

NET INVESTMENT INCOME	42,958,646

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	119,020,746
Futures transactions	8,217,041
Options written transactions	1,020,061
Swap agreement transactions	(2,162,251)
Foreign currency transactions	(129,149)

125,966,448

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $(737,004))	(153,487,232)
Futures	(4,638,790)
Securities sold short	9,708
Options written	152,190
Swap agreements	(613,098)
Foreign currencies	(38,351)

(158,615,573)

NET LOSS ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(32,649,125)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,309,521

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$42,958,646	$42,111,812
Net realized gain on investment and foreign currency transactions	125,966,448	120,488,994
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(158,615,573)	50,456,589

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,309,521	213,057,395

SERIES SHARE TRANSACTIONS
Series shares sold [6,321,083 and 657,128 shares, respectively]	143,898,043	14,068,708
Series shares repurchased [7,700,902 and 7,335,062 shares, respectively]	(174,291,543)	(157,169,187)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(30,393,500)	(143,100,479)

TOTAL INCREASE (DECREASE)	(20,083,979)	69,956,916
NET ASSETS:
Beginning of year	2,574,355,226	2,504,398,310

End of year	$2,554,271,247	$2,574,355,226

SEE NOTES TO FINANCIAL STATEMENTS.

A32

DIVERSIFIED BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2015

LONG-TERM INVESTMENTS — 89.5% ASSET-BACKED SECURITIES — 16.5%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 4.5%
A Voce CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	1.771%	(a)	07/15/26	500	$495,060
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.497%	(a)	04/20/25	3,300	3,255,693
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	1.921%	(a)	10/15/26	1,750	1,735,867
Battalion CLO VII Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.720%	(a)	10/22/25	1,300	1,288,424
Battalion CLO VII Ltd. (Cayman Islands), Series 2014-7A, Class A1, 144A	1.915%	(a)	10/17/26	2,750	2,719,149
Benefit Street Partners CLO II Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	1.521%	(a)	07/15/24	900	886,067
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2012-IA, Class A2R, 144A	2.233%	(a)	10/15/25	2,500	2,482,189
Benefit Street Partners CLO V Ltd. (Cayman Islands), Series 2014-VA, Class A, 144A	1.917%	(a)	10/20/26	1,250	1,237,861
Blue Hill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.801%	(a)	01/15/26	700	693,161
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.465%	(a)	04/17/25	2,600	2,563,490
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1A, 144A	1.783%	(a)	07/27/26	250	248,828
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A	1.771%	(a)	07/15/26	1,500	1,469,783
Flagship VII CLO Ltd. (Cayman Islands), Series 2013-7A, Class A1, 144A	1.787%	(a)	01/20/26	2,500	2,474,736
Flatiron CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.715%	(a)	01/17/26	1,250	1,235,520
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	1.861%	(a)	04/15/27	2,250	2,227,599
KVK CLO Ltd. (Cayman Islands), Series 2014-2A, Class A, 144A	1.871%	(a)	07/15/26	250	247,285
Magnetite VIII CLO Ltd. (Cayman Islands), Series 2014-8A, Class A, 144A	1.801%	(a)	04/15/26	250	248,103
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-2A, Class A1A, 144A	1.794%	(a)	07/20/27	1,000	997,490
Regatta V Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	1.880%	(a)	10/25/26	4,375	4,333,396
Shackleton III CLO Ltd. (Cayman Islands), Series 2013-3A, Class B2, 144A	3.440%		04/15/25	700	682,527
Shackleton V CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	1.844%	(a)	05/07/26	1,250	1,234,096
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.371%	(a)	04/15/25	7,300	7,169,445
Sound Point CLO VI Ltd. (Cayman Islands), Series 2014-2A, Class B, 144A	1.677%	(a)	10/20/26	750	736,945
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2013-2A, Class A1, 144A	1.765%	(a)	01/18/26	3,300	3,273,156
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.441%	(a)	07/15/25	300	295,598
Voya CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.461%	(a)	04/15/24	4,200	4,151,687

					48,383,155

Non-Residential Mortgage-Backed Securities — 1.5%
GE Business Loan Trust, Series 2006-1A, Class D, 144A	1.331%	(a)	05/15/34	103	85,759
Hertz Vehicle Financing II LP, Series 2015-1A, Class A, 144A	2.730%		03/25/21	5,600	5,551,399
Marriott Vacation Club Owner Trust, Series 2010-1A, Class A, 144A	3.540%		10/20/32	1,676	1,704,324
Onemain Financial Issuance Trust, Series 2015-2A, Class A, 144A	2.570%		07/18/25	4,100	4,051,952
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160%		11/15/24	5,200	5,162,894

					16,556,328

Residential Mortgage-Backed Securities — 10.5%
ABFC Trust, Series 2004-OPT1, Class M1	1.472%	(a)	08/25/33	1,209	1,144,902
ACE Securities Corp. Home Equity Loan Trust, Series 2004-FM1, Class M1	1.322%	(a)	09/25/33	1,290	1,209,781
Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250%		09/25/19	299	304,811

SEE NOTES TO FINANCIAL STATEMENTS.

A33

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-R8, Class M1	1.382%	(a)	09/25/34	849	$846,210
Ameriquest Mortgage Securities, Inc. Floating Rate Mortgage Pass-Through Certificates, Series 2001-2, Class M3	3.347%	(a)	10/25/31	392	379,751
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-W6, Class M1	1.247%	(a)	05/25/34	1,120	1,065,711
Argent Securities, Inc., Series 2003-W2, Class M4	6.047%	(a)	09/25/33	2,400	2,224,468
Argent Securities, Inc., Series 2004-W10, Class A2	1.202%	(a)	10/25/34	1,676	1,626,098
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE3, Class M1	1.576%	(a)	06/15/33	1,088	1,038,174
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE1, Class M1	1.381%	(a)	01/15/34	195	180,419
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE5, Class M1	1.322%	(a)	08/25/34	1,576	1,483,430
Banc of America Funding Trust, Series 2015-R6, Class 1A1, 144A	0.577%	(a)	08/26/36	3,230	2,979,992
Bayview Opportunity Master Fund liib NPL Trust, Series 2015-NPLA, Class A, 144A	3.721%	(a)	07/28/35	4,528	4,523,989
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE2, Class M1	1.322%	(a)	03/25/34	3,424	3,269,817
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE3, Class M2	2.147%	(a)	04/25/34	1,935	1,769,946
Centex Home Equity Loan Trust, Series 2004-B, Class AF6	4.686%	(a)	03/25/34	968	989,744
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE4, Class M2	2.672%	(a)	08/25/32	56	49,786
CSMC, Series 2015-12R, Class 1A1, 144A	2.402%	(a)	10/30/47	5,000	4,960,310
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	4.891%		07/25/34	500	473,708
Fannie Mae Connecticut Avenue Securities, Series 2015-C01, Class 1M1(k)	1.922%	(a)	02/25/25	938	939,419
FBR Securitization Trust, Series 2005-2, Class M1	1.142%	(a)	09/25/35	2,740	2,716,268
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M2(k)	3.272%	(a)	04/25/28	1,500	1,497,029
Fremont Home Loan Trust, Series 2003-B, Class M1	1.472%	(a)	12/25/33	184	175,091
GSAMP Trust, Series 2004-FM1, Class M1	1.397%	(a)	11/25/33	1,657	1,552,850
GSMSC Resecuritization Trust, Series 2015-3R, Class 1A1, 144A	0.361%	(a)	01/26/37	4,370	4,184,640
GSMSC Resecuritization Trust, Series 2015-3R, Class 1A2, 144A	0.361%	(a)	01/26/37	1,400	1,107,978
GSMSC Resecuritization Trust, Series 2015-4R, Class A1, 144A	0.361%	(a)	03/26/37	3,423	3,228,863
GSMSC Resecuritization Trust, Series 2015-4R, Class A2, 144A	0.361%	(a)	03/26/37	700	532,434
Long Beach Mortgage Loan Trust, Series 2004-1, Class M1	1.172%	(a)	02/25/34	3,528	3,357,026
LSTAR Securities Investment Trust, Series 2014-2, Class A, 144A	2.244%	(a)	12/01/21	852	842,221
LSTAR Securities Investment Trust, Series 2015-6, Class A, 144A	2.244%	(a)	05/01/20	6,111	6,004,258
LSTAR Securities Investment Trust, Series 2015-7, Class A, 144A	2.244%	(a)	07/01/20	4,708	4,626,865
LSTAR Securities Investment Trust, Series 2015-8, Class A1, 144A	2.244%	(a)	08/01/20	3,637	3,569,994
LSTAR Securities Investment Trust, Series 2015-9, Class A1, 144A	2.244%	(a)	10/01/20	4,901	4,814,920
LSTAR Securities Investment Trust, Series 2015-10, Class A2, 144A	3.740%	(a)	11/02/20	1,500	1,455,234
MASTR Alternative Loan Trust, Series 2004-4, Class 4A1	5.000%		04/25/19	59	59,694
MASTR Asset-Backed Securities Trust, Series 2004-WMC1, Class M1	1.202%	(a)	02/25/34	1,852	1,761,871
Merrill Lynch Mortgage Investors Trust, Series 2004-HE2, Class M1	1.622%	(a)	08/25/35	549	519,886
Merrill Lynch Mortgage Investors Trust, Series 2004-OPT1, Class A1A	0.942%	(a)	06/25/35	1,481	1,420,523
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE1, Class M1	1.622%	(a)	05/25/33	1,024	969,712
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE3, Class M1	1.442%	(a)	10/25/33	812	758,554
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC1, Class M1	1.472%	(a)	12/27/33	641	618,534
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-OP1, Class M1	1.292%	(a)	11/25/34	3,688	3,341,237
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-WMC1, Class M1	1.352%	(a)	06/25/34	1,863	1,801,689
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-WMC2, Class M1	1.337%	(a)	07/25/34	1,420	1,354,201
New Century Home Equity Loan Trust, Series 2003-4, Class M1	1.547%	(a)	10/25/33	2,593	2,491,046
New Century Home Equity Loan Trust, Series 2004-4, Class M1	1.187%	(a)	02/25/35	2,913	2,608,025
Residential Asset Mortgage Products, Inc., Series 2004-RS12, Class MII2	1.622%	(a)	12/25/34	82	81,465
Residential Asset Securities Corp., Series 2004-KS1, Class AI5	5.221%		02/25/34	1,000	1,034,576
Saxon Asset Securities Trust, Series 2002-3, Class M1	1.547%	(a)	12/25/32	191	177,942
Securitized Asset-Backed Receivables LLC Trust, Series 2004-NC1, Class M1	1.202%	(a)	02/25/34	2,873	2,670,860

SEE NOTES TO FINANCIAL STATEMENTS.

A34

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Specialty Underwriting & Residential Finance Trust, Series 2004-BC1, Class M1	1.187%	(a)	02/25/35		1,038	$952,497
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	2.586%	(a)	02/25/34		1,083	1,076,717
Structured Asset Investment Loan Trust, Series 2004-2, Class A4	1.127%	(a)	03/25/34		2,297	2,093,143
Structured Asset Investment Loan Trust, Series 2004-7, Class A8	1.622%	(a)	08/25/34		1,400	1,231,312
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2002-HF2, Class M3	3.422%	(a)	07/25/32		655	642,129
VOLT XXXIV LLC, Series 2015-NPL7, Class A1, 144A	3.250%		02/25/55		2,269	2,223,302
VOLT XXXVI LLC, Series 2015-NP10, Class A1, 144A	3.625%		07/25/45		6,377	6,286,749
VOLT XXXVII LLC, Series 2015-NP11, Class A1, 144A	3.625%		07/25/45		6,189	6,117,784
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	5.000%		03/25/20		255	254,981

						113,674,566

TOTAL ASSET-BACKED SECURITIES (cost $173,053,048)						178,614,049

BANK LOANS(a) — 2.4%
Aerospace & Defense — 0.2%
TransDigm, Inc.	3.500%		05/16/22		1,986	1,918,348

Automotive — 0.2%
Chrysler Group LLC	3.250%		12/31/18		992	982,996
Chrysler Group LLC	3.500%		05/24/17		1,328	1,322,353

						2,305,349

Chemicals — 0.2%
Axalta Coating Systems US Holdings	3.750%		02/01/20		673	666,153
CeramTec GmbH (Germany)	4.250%		08/30/20	EUR	900	969,114
MacDermid, Inc.	5.500%		06/07/20		1,047	1,011,764

						2,647,031

Consumer — 0.1%
Generac Power Systems, Inc.	3.500%		05/31/20		1,575	1,539,563

Financials — 0.2%
Scandlines GmbH (Germany)	4.500%		12/03/20	EUR	1,675	1,819,898

Foods — 0.1%
Pinnacle Foods Finance LLC	3.000%		04/29/20		697	684,521

Gaming — 0.2%
CCM Merger, Inc.	4.500%		08/06/21		2,163	2,151,936

Healthcare & Pharmaceutical — 0.4%
Mallinckrodt International Finance (Luxembourg)	3.500%		03/19/21		1,506	1,468,289
Ortho Clinical Diagnostics	4.750%		06/30/21		493	415,547
RPI Finance Trust	3.500%		11/09/20		1,687	1,675,969
Valeant Pharmaceuticals International, Inc.	4.000%		04/01/22		1,141	1,098,098

						4,657,903

Technology — 0.7%
Avago Technologies Cayman Finance Ltd. (Singapore)	4.250%		12/31/22		2,775	2,738,387
BMC Software Finance, Inc.	5.000%		09/10/20		492	407,041
First Data Corp.	3.918%		03/26/18		2,411	2,375,586
First Data Corp.	4.418%		03/24/21		183	182,045
TransUnion LLC	3.500%		04/09/21		197	190,408
Vantiv LLC	2.331%		06/13/19		1,388	1,371,891

						7,265,358

Telecommunications — 0.1%
SBA Senior Finance II LLC	3.250%		03/24/21		1,133	1,106,378

TOTAL BANK LOANS (cost $27,135,776)						26,096,285

SEE NOTES TO FINANCIAL STATEMENTS.

A35

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES — 10.6%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A4	5.356%		10/10/45	800	$809,962
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.568%	(a)	04/10/49	1,351	1,389,681
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class B, 144A	2.181%	(a)	12/15/27	5,000	4,954,528
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%		05/10/47	3,200	3,274,338
COMM Mortgage Trust, Series 2014-UBS4, Class A4	3.420%		08/10/47	3,200	3,219,755
COMM Mortgage Trust, Series 2015-DC1, Class A4	3.078%		02/10/48	5,000	4,883,741
COMM Mortgage Trust, Series 2015-LC21, Class A4	3.708%		07/10/48	5,000	5,082,125
Commercial Mortgage Pass-Through Certificates, Series 2012-CR5, Class A3	2.540%		12/10/45	2,000	1,945,920
Commercial Mortgage Pass-Through Certificates, Series 2013-CR7, Class A3	2.929%		03/10/46	3,900	3,849,122
Commercial Mortgage Trust, Series 2015-PC1, Class A5	3.902%		07/10/50	2,100	2,162,109
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class C, 144A	3.555%	(a)	09/10/35	3,000	2,889,859
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class X1, IO	1.645%	(a)	06/25/20	9,222	494,225
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, IO	1.454%	(a)	05/25/22	28,321	2,115,331
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, IO	1.493%	(a)	06/25/22	16,158	1,223,003
FHLMC Multifamily Structured Pass-Through Certificates, Series K025, Class X1, IO	0.893%	(a)	10/25/22	11,085	526,237
FHLMC Multifamily Structured Pass-Through Certificates, Series K027, Class X1, IO	0.832%	(a)	01/25/23	139,212	6,371,296
FHLMC Multifamily Structured Pass-Through Certificates, Series K044, Class X1, IO	0.756%	(a)	01/25/25	83,847	4,562,718
FHLMC Multifamily Structured Pass-Through Certificates, Series K501, Class X1A, IO	1.582%	(a)	08/25/16	8,851	44,127
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, IO	1.771%	(a)	05/25/19	22,308	1,109,265
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, IO	1.700%	(a)	07/25/19	27,163	1,342,043
GS Mortgage Securities Trust, Series 2013-GC12, Class A3	2.860%		06/10/46	4,600	4,512,983
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A3	5.937%	(a)	02/15/51	236	235,290
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A4	2.611%		12/15/47	2,000	1,955,205
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	4,600	4,544,203
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	4,600	4,456,539
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C21, Class A4	3.493%		08/15/47	3,200	3,231,554
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class A5	3.914%		01/15/49	3,200	3,296,103
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2	5.300%		11/15/38	273	275,199
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A3	5.836%	(a)	06/12/50	69	68,791
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XA, IO, 144A	1.802%	(a)	08/15/45	52,378	3,568,333
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%		12/15/48	1,700	1,673,593
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A3	2.834%		05/15/46	2,300	2,248,661
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A3	3.966%	(a)	07/15/46	4,800	5,090,703
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A3	3.766%		11/15/46	4,000	4,164,291
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class AAB	5.654%	(a)	04/15/49	1,439	1,451,414
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792%		12/10/45	2,300	2,263,794
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%		03/10/46	4,600	4,548,652

SEE NOTES TO FINANCIAL STATEMENTS.

A36

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971%		04/10/46	3,800	$3,750,625
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4	5.509%		04/15/47	5,150	5,293,148
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A1A	5.713%	(a)	06/15/49	2,082	2,155,468
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A4	3.548%		08/15/50	4,300	4,365,131

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $118,296,198)					115,399,065

CORPORATE BONDS — 44.8%
Agriculture — 0.5%
Altria Group, Inc., Gtd. Notes	9.950%		11/10/38	873	1,399,303
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%		02/11/18	2,375	2,364,248
Reynolds American, Inc., Gtd. Notes	3.500%		08/04/16	515	520,499
Reynolds American, Inc., Gtd. Notes	8.125%		06/23/19	895	1,053,162

					5,337,212

Airlines — 0.5%
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2001-1, Class A-1	6.703%		06/15/21	1	1,306
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2007-1, Class A	5.983%		04/19/22	1,462	1,614,716
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-1, Class A	4.750%		01/12/21	430	452,700
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2007-1 Class A	6.821%		08/10/22	1,078	1,241,615
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-2, Class A	4.950%		05/23/19	469	492,223
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2011-1, Class A	5.300%		04/15/19	509	539,523
United Airlines, Pass-Through Trust, Pass-Through Certificates, Series 2007-071A, Class A	6.636%		07/02/22	803	855,388

					5,197,471

Auto Manufacturers — 1.0%
Ford Motor Co., Sr. Unsec’d. Notes(b)	4.750%		01/15/43	750	706,973
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	1.700%		05/09/16	4,620	4,624,528
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes(b)	2.375%		01/16/18	2,225	2,219,689
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.984%		06/15/16	375	379,163
General Motors Co., Sr. Unsec’d. Notes	4.875%		10/02/23	1,350	1,380,590
General Motors Co., Sr. Unsec’d. Notes	6.250%		10/02/43	1,885	1,991,570

					11,302,513

Banks — 11.4%
Bank of America Corp., Jr. Sub. Notes, Series K	8.000%	(a)	12/29/49	3,500	3,561,250
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22	1,775	2,001,657
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17	4,590	4,884,724
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.300%		01/11/23	4,275	4,207,989
Bank of America Corp., Sr. Unsec’d. Notes, MTN(b)	4.000%		04/01/24	1,150	1,176,122
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%		01/22/24	3,750	3,873,188
Bank of America Corp., Sr. Unsec’d. Notes, Series 1	3.750%		07/12/16	1,340	1,356,802
Bank of America NA, Sub. Notes	5.300%		03/15/17	790	821,817
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	3.750%		05/15/24	3,375	3,440,046
Branch Banking & Trust Co., Sr. Unsec’d. Notes	2.850%		04/01/21	3,700	3,738,898
Capital One Financial Corp., Sr. Unsec’d. Notes	3.750%		04/24/24	2,400	2,415,535
Capital One Financial Corp., Sr. Unsec’d. Notes	5.250%		02/21/17	2,460	2,543,298
Capital One Financial Corp., Sub. Notes	6.150%		09/01/16	700	721,270
CIT Group, Inc., Sr. Unsec’d. Notes	5.000%		08/15/22	1,350	1,386,288
CIT Group, Inc., Sr. Unsec’d. Notes, 144A(b)	5.500%		02/15/19	4,000	4,180,000
CITIC Pacific Ltd. (China), Sr. Unsec’d. Notes, EMTN, RegS	6.875%		01/21/18	1,100	1,188,044
Citigroup, Inc., Jr. Sub. Notes, Series Q	5.950%	(a)	12/31/49	1,355	1,350,766

SEE NOTES TO FINANCIAL STATEMENTS.

A37

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Banks (continued)
Citigroup, Inc., Jr. Sub. Notes, Series R	6.125%	(a)	12/31/49		1,085	$1,106,700
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39		2,995	4,295,660
Citigroup, Inc., Sub. Notes	4.450%		09/29/27		1,405	1,395,698
Credit Suisse/New York NY (Switzerland), Sr. Unsec’d. Notes, MTN	3.625%		09/09/24		1,050	1,058,257
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes(b)	3.700%		05/30/24		1,650	1,643,367
Discover Bank, Sr. Unsec’d. Notes	4.250%		03/13/26		1,150	1,157,736
Discover Bank, Sub. Notes	7.000%		04/15/20		2,005	2,282,859
Fifth Third Bank, Sr. Unsec’d. Notes	2.375%		04/25/19		425	426,405
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes, Series M	5.375%	(a)	12/31/49		1,950	1,937,813
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22		4,200	4,776,328
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.150%		04/01/18		1,355	1,471,416
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		09/01/17		3,195	3,421,650
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		02/01/41		2,195	2,618,200
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, Series D	6.000%		06/15/20		2,420	2,734,866
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37		440	514,332
ICICI Bank Ltd. (India), Jr. Sub. Notes, 144A	7.250%	(a)	08/29/49		2,380	2,412,887
Intesa Sanpaolo SpA (Italy), Bank Gtd. Notes, GMTN	3.125%		01/15/16		1,625	1,625,811
JPMorgan Chase & Co., Jr. Sub. Notes, Series 1	7.900%	(a)	04/29/49		6,130	6,240,340
JPMorgan Chase & Co., Jr. Sub. Notes, Series X	6.100%	(a)	12/31/49		1,450	1,457,395
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.750%		06/23/20		5,400	5,424,062
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%		09/23/22		500	502,886
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%		10/15/20		600	636,506
JPMorgan Chase & Co., Sub. Notes	4.250%		10/01/27		420	418,996
JPMorgan Chase & Co., Sub. Notes	4.950%		06/01/45		715	714,863
KeyCorp, Sr. Unsec’d. Notes, MTN(b)	5.100%		03/24/21		1,155	1,262,354
Lloyds Bank PLC (United Kingdom), Bank Gtd. Notes, MTN, 144A	5.800%		01/13/20		2,650	2,971,347
Mizuho Bank Ltd. (Japan), Gtd. Notes, 144A	1.850%		03/21/18		1,125	1,118,949
Morgan Stanley, Jr. Sub. Notes, Series H	5.450%	(a)	12/31/49		975	951,844
Morgan Stanley, Sr. Unsec’d. Notes	3.750%		02/25/23		1,535	1,572,248
Morgan Stanley, Sr. Unsec’d. Notes	5.750%		01/25/21		1,920	2,155,682
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.450%		01/09/17		4,035	4,188,524
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%		07/28/21		2,080	2,330,374
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.625%		09/23/19		2,635	2,907,983
Morgan Stanley, Sub. Notes, GMTN	4.350%		09/08/26		750	752,452
Northern Trust Corp., Sub. Notes(b)	3.950%		10/30/25		2,725	2,853,279
People’s United Bank, Sub. Notes	4.000%		07/15/24		550	543,847
PNC Financial Services Group, Inc. (The), Sub. Notes	3.900%		04/29/24		975	998,322
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	4.625%		04/19/16		525	529,606
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	2.875%		10/16/20		1,550	1,539,477
State Street Corp., Jr. Sub. Debs.	4.956%		03/15/18		3,025	3,173,839
Sumitomo Mitsui Banking Corp. (Japan), Bank Gtd. Notes	2.450%		01/10/19		625	627,230

						123,600,084

Beverages — 0.2%
Coca-Cola Icecek A/S (Turkey), Sr. Unsec’d. Notes, 144A	4.750%		10/01/18		375	384,510
Cott Beverages, Inc. (Canada), Gtd. Notes	6.750%		01/01/20		1,250	1,290,625

						1,675,135

Biotechnology — 0.2%
Amgen, Inc., Sr. Unsec’d. Notes	5.150%		11/15/41		2,635	2,675,142

Building Materials — 0.6%
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $3,116,250; purchased 02/11/15)(c)(d)	5.375%		11/15/24		3,000	2,992,500
Cemex Espana Luxembourg (Mexico), Sr. Sec’d. Notes, 144A	9.875%		04/30/19		1,360	1,438,200
Cemex Espana Luxembourg (Mexico), Sr. Sec’d. Notes, RegS(b)	9.875%		04/30/19		1,233	1,303,897
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	4.750%		01/11/22	EUR	900	906,974

						6,641,571

SEE NOTES TO FINANCIAL STATEMENTS.

A38

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Chemicals — 1.6%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	4.900%		06/01/43		870	$778,279
Agrium, Inc. (Canada), Sr. Unsec’d. Notes(b)	5.250%		01/15/45		420	391,505
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	6.125%		01/15/41		450	479,604
Ashland, Inc., Sr. Unsec’d. Notes	6.875%		05/15/43		3,000	2,850,000
CF Industries, Inc., Gtd. Notes	4.950%		06/01/43		675	573,934
CF Industries, Inc., Gtd. Notes	5.375%		03/15/44		700	608,802
CF Industries, Inc., Gtd. Notes	6.875%		05/01/18		380	411,738
CF Industries, Inc., Gtd. Notes	7.125%		05/01/20		300	338,524
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625%		10/01/44		125	112,993
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%		05/15/39		1,002	1,439,993
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%		11/15/21		3,550	3,984,815
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A	6.750%		09/19/42		1,065	987,424
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450%		11/15/33		465	469,966
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%		11/15/43		155	148,567
Union Carbide Corp., Sr. Unsec’d. Notes	7.875%		04/01/23		3,058	3,718,237

						17,294,381

Coal
Peabody Energy Corp., Gtd. Notes(c)	6.000%		11/15/18		1,200	222,000

Commercial Services — 1.4%
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	6.500%		07/15/22		1,375	1,433,438
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,098,609; purchased 05/30/13)(c)(d)	6.700%		06/01/34		920	1,085,108
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $996,365; purchased 05/14/13)(c)(d)	7.000%		10/15/37		770	938,391
Hertz Corp. (The), Gtd. Notes	6.750%		04/15/19		1,500	1,532,250
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	8.600%		08/15/16		4,750	4,934,062
Service Corp. International, Sr. Unsec’d. Notes	7.625%		10/01/18		2,000	2,232,500
United Rentals North America, Inc., Gtd. Notes(b)	5.500%		07/15/25		650	630,500
United Rentals North America, Inc., Gtd. Notes	7.625%		04/15/22		2,700	2,885,490

						15,671,739

Computers — 0.4%
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.450%		10/05/17		3,360	3,357,151
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.850%		10/05/18		630	629,648

						3,986,799

Containers & Packaging — 0.1%
Ball Corp., Gtd. Notes	4.375%		12/15/23	EUR	1,125	1,256,222

Diversified Financial Services — 1.3%
Ally Financial, Inc., Sr. Unsec’d. Notes(b)	4.125%		02/13/22		3,000	2,970,000
American Express Co., Jr. Sub. Notes(b)	5.200%	(a)	12/31/49		655	644,356
GE Capital International Funding Co., Gtd. Notes, 144A	2.342%		11/15/20		982	973,810
GE Capital International Funding Co., Gtd. Notes, 144A	4.418%		11/15/35		619	631,678
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	5.875%		01/14/38		194	237,371
General Electric Capital Corp., Sub. Notes	5.300%		02/11/21		340	383,391
HSBC Finance Corp., Sub. Notes	6.676%		01/15/21		295	338,564
International Lease Finance Corp., Sr. Unsec’d. Notes	5.750%		05/15/16		1,125	1,140,469
International Lease Finance Corp., Sr. Unsec’d. Notes	6.250%		05/15/19		1,400	1,499,750
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43		650	601,019
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(e)	6.875%		05/02/18		2,740	205,500
Navient Corp., Sr. Unsec’d. Notes, MTN	6.000%		01/25/17		1,075	1,101,875
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	2.000%		09/13/16		950	953,819
OneMain Financial Holdings, Inc., Gtd. Notes, 144A	7.250%		12/15/21		2,375	2,380,938
Preferred Term Securities X Ltd./Preferred Term Securities X, Inc. (Cayman Islands), Sr. Sec’d. Notes, 144A(c)	1.046%	(a)	07/03/33		446	375,192

						14,437,732

SEE NOTES TO FINANCIAL STATEMENTS.

A39

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric — 3.5%
AES Corp. (The), Sr. Unsec’d. Notes	5.500%	04/15/25	5,000	$4,412,500
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	3.350%	07/01/23	550	556,705
Calpine Corp., Sr. Unsec’d. Notes(b)	5.375%	01/15/23	800	718,000
Calpine Corp., Sr. Unsec’d. Notes	5.500%	02/01/24	1,000	882,500
Calpine Corp., Sr. Unsec’d. Notes(b)	5.750%	01/15/25	850	750,125
Duke Energy Corp., Sr. Unsec’d. Notes	2.100%	06/15/18	3,775	3,780,168
Dynegy, Inc., Gtd. Notes	5.875%	06/01/23	2,400	1,926,000
Dynegy, Inc., Gtd. Notes	7.375%	11/01/22	2,500	2,175,000
El Paso Electric Co., Sr. Unsec’d. Notes	6.000%	05/15/35	2,325	2,749,408
Enel Finance International NV (Netherlands), Gtd. Notes, 144A	6.000%	10/07/39	1,450	1,621,304
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	6.200%	10/01/17	1,930	2,059,158
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	6.250%	10/01/39	1,900	1,922,023
FirstEnergy Corp., Sr. Unsec’d. Notes, Series A	2.750%	03/15/18	1,800	1,808,192
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%	07/15/44	400	402,813
Iberdrola International BV (Spain), Gtd. Notes	6.750%	09/15/33	1,150	1,329,072
NiSource Finance Corp., Gtd. Notes	4.800%	02/15/44	300	304,916
NiSource Finance Corp., Gtd. Notes	5.450%	09/15/20	1,345	1,474,429
NRG Energy, Inc., Gtd. Notes	6.625%	03/15/23	2,750	2,385,625
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.600%	06/15/43	1,950	1,981,387
South Carolina Electric & Gas Co., First Mortgage	4.600%	06/15/43	2,025	2,032,703
TransAlta Corp. (Canada), Sr. Unsec’d. Notes	6.900%	05/15/18	688	700,192
Xcel Energy, Inc., Sr. Unsec’d. Notes	5.613%	04/01/17	1,947	2,040,914

				38,013,134

Engineering/Construction — 0.1%
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A (original cost $1,275,000; purchased 06/19/14)(c)(d)	5.250%	06/27/29	1,275	615,187

Entertainment — 0.3%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.375%	06/01/24	425	429,250
Cinemark USA, Inc., Gtd. Notes	4.875%	06/01/23	1,508	1,470,300
Pinnacle Entertainment, Inc., Gtd. Notes	7.500%	04/15/21	1,550	1,615,875

				3,515,425

Environmental Control — 0.2%
Covanta Holding Corp., Sr. Unsec’d. Notes	7.250%	12/01/20	2,500	2,585,937

Food — 1.0%
Aramark Corp., Gtd. Notes	5.750%	03/15/20	1,350	1,396,406
B&G Foods, Inc., Gtd. Notes	4.625%	06/01/21	2,000	1,980,000
BRF SA (Brazil), Sr. Unsec’d. Notes, 144A	3.950%	05/22/23	705	636,263
BRF SA (Brazil), Sr. Unsec’d. Notes, 144A	4.750%	05/22/24	775	711,063
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $1,226,925; purchased 12/08/11)(b)(c)(d)	7.250%	06/01/21	1,330	1,320,025
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Sr. Unsec’d. Notes, 144A (original cost $2,025,000; purchased 05/20/15)(c)(d)	5.750%	06/15/25	2,025	1,761,750
Kraft Heinz Foods Co., Gtd. Notes, 144A	5.000%	07/15/35	725	742,776
Minerva Luxembourg SA (Brazil), Gtd. Notes, 144A	12.250%	02/10/22	725	732,250
Tyson Foods, Inc., Gtd. Notes	6.600%	04/01/16	1,000	1,013,231

				10,293,764

Forest & Paper Products — 0.3%
International Paper Co., Sr. Unsec’d. Notes	6.000%	11/15/41	675	707,891
International Paper Co., Sr. Unsec’d. Notes	7.300%	11/15/39	1,000	1,139,807
International Paper Co., Sr. Unsec’d. Notes	7.950%	06/15/18	1,640	1,859,680

				3,707,378

Gas — 0.3%
AGL Capital Corp., Gtd. Notes	4.400%	06/01/43	1,050	944,155

SEE NOTES TO FINANCIAL STATEMENTS.

A40

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Gas (continued)
Fermaca Enterprises S de RL de CV (Mexico), Sr. Sec’d. Notes, 144A (original cost $445,654; purchased 07/22/14)(c)(d)	6.375%		03/30/38	426	$398,266
Sempra Energy, Sr. Unsec’d. Notes	6.500%		06/01/16	2,275	2,316,319

					3,658,740

Healthcare-Products — 0.5%
Medtronic, Inc., Gtd. Notes	3.500%		03/15/25	3,435	3,463,064
Medtronic, Inc., Gtd. Notes	4.375%		03/15/35	1,450	1,465,721

					4,928,785

Healthcare-Services — 2.9%
Aetna, Inc., Sr. Unsec’d. Notes	6.750%		12/15/37	1,900	2,392,163
Anthem, Inc., Sr. Unsec’d. Notes	4.650%		01/15/43	385	366,352
CHS/Community Health Systems, Inc., Gtd. Notes(b)	7.125%		07/15/20	750	747,188
CHS/Community Health Systems, Inc., Gtd. Notes	8.000%		11/15/19	3,400	3,425,500
Cigna Corp., Sr. Unsec’d. Notes	4.375%		12/15/20	745	793,406
Cigna Corp., Sr. Unsec’d. Notes	5.375%		03/15/17	2,125	2,214,518
Cigna Corp., Sr. Unsec’d. Notes	5.875%		03/15/41	750	862,606
ConvaTec Finance International SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A	8.250%		01/15/19	2,300	2,139,000
DaVita HealthCare Partners, Inc., Gtd. Notes	5.000%		05/01/25	500	482,500
Fresenius Medical Care U.S. Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%		10/15/20	2,705	2,732,050
HCA, Inc., Gtd. Notes	5.375%		02/01/25	5,025	4,962,187
HCA, Inc., Gtd. Notes	5.875%		02/15/26	725	727,719
HealthSouth Corp., Gtd. Notes	5.125%		03/15/23	300	287,250
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200%		02/01/22	240	235,542
LifePoint Hospitals, Inc., Gtd. Notes	6.625%		10/01/20	2,000	2,065,660
Select Medical Corp., Gtd. Notes	6.375%		06/01/21	2,600	2,275,000
Tenet Healthcare Corp., Sr. Unsec’d. Notes	6.750%		02/01/20	500	475,000
Tenet Healthcare Corp., Sr. Unsec’d. Notes	8.000%		08/01/20	1,570	1,573,925
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%		10/15/42	1,260	1,172,759
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.500%		06/15/37	760	954,034
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.625%		11/15/37	195	248,580

					31,132,939

Home Builders — 0.7%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125%		07/01/22	2,000	1,850,000
CalAtlantic Group, Inc., Gtd. Notes	6.250%		12/15/21	3,500	3,736,250
William Lyon Homes, Inc., Gtd. Notes	8.500%		11/15/20	2,000	2,115,000

					7,701,250

Insurance — 2.3%
ACE INA Holdings, Inc., Gtd. Notes	3.350%		05/03/26	740	737,733
ACE INA Holdings, Inc., Gtd. Notes	4.350%		11/03/45	115	116,855
Allied World Assurance Co. Ltd., Gtd. Notes	5.500%		11/15/20	430	468,543
Allied World Assurance Co. Ltd., Gtd. Notes	7.500%		08/01/16	2,475	2,557,083
American International Group, Inc., Sr. Unsec’d. Notes	4.500%		07/16/44	1,075	994,115
Chubb Corp. (The), Jr. Sub. Notes(b)	6.375%	(a)	04/15/37	1,775	1,704,586
Dai-ichi Life Insurance Co. Ltd. (The) (Japan), Jr. Sub. Notes, 144A	5.100%	(a)	12/29/49	275	286,000
Endurance Specialty Holdings Ltd., Sr. Unsec’d. Notes	7.000%		07/15/34	1,350	1,592,334
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	5.125%		04/15/22	500	549,107
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	6.500%		03/15/35	1,030	1,215,500
Lincoln National Corp., Jr. Sub. Notes	6.050%	(a)	04/20/67	350	273,000
Lincoln National Corp., Sr. Unsec’d. Notes	7.000%		06/15/40	1,265	1,586,668
Lincoln National Corp., Sr. Unsec’d. Notes	8.750%		07/01/19	1,265	1,519,284
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43	350	349,282
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A	5.100%	(a)	10/16/44	2,075	2,168,375

SEE NOTES TO FINANCIAL STATEMENTS.

A41

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063%		03/30/40	500	$600,747
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.375%		04/30/20	850	949,048
Principal Financial Group, Inc., Gtd. Notes	4.625%		09/15/42	150	146,200
Progressive Corp. (The), Jr. Sub. Notes	6.700%	(a)	06/15/37	1,015	1,012,462
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%		12/16/39	2,310	2,856,035
Unum Group, Sr. Unsec’d. Notes	5.625%		09/15/20	500	549,942
Willis Group Holdings PLC, Gtd. Notes	4.125%		03/15/16	1,280	1,286,939
XLIT Ltd. (Ireland), Jr. Sub. Notes, Series E(b)	6.500%	(a)	12/31/49	1,880	1,365,350

					24,885,188

Leisure Time — 0.1%
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A (original cost $1,701,125; purchased 09/29/15-09/30/15)(c)(d)	8.500%		10/15/22	1,550	1,468,625

Lodging — 0.4%
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%		09/15/22	1,325	1,309,574
MGM Resorts International, Gtd. Notes	6.625%		12/15/21	3,325	3,403,969

					4,713,543

Machinery-Diversified — 0.3%
Rockwell Automation, Inc., Sr. Unsec’d. Notes	5.200%		01/15/2098	1,100	1,103,653
Xylem, Inc., Sr. Unsec’d. Notes	4.875%		10/01/21	1,960	2,083,372

					3,187,025

Media — 2.8%
21st Century Fox America, Inc., Gtd. Notes	6.900%		08/15/39	65	76,868
21st Century Fox America, Inc., Gtd. Notes	7.625%		11/30/28	1,415	1,783,080
AMC Networks, Inc., Gtd. Notes	7.750%		07/15/21	2,750	2,887,500
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes, 144A	5.875%		05/01/27	1,000	995,000
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(b)	7.000%		01/15/19	1,603	1,637,064
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(b)	7.375%		06/01/20	1,700	1,770,125
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.384%		10/23/35	710	717,335
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.484%		10/23/45	855	856,401
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.834%		10/23/55	225	221,678
CSC Holdings LLC, Sr. Unsec’d. Notes	8.625%		02/15/19	660	702,900
DISH DBS Corp., Gtd. Notes	4.250%		04/01/18	2,850	2,857,125
Grupo Televisa SAB (Mexico), Sr. Unsec’d. Notes	6.125%		01/31/46	495	492,080
Historic TW, Inc., Gtd. Notes	6.625%		05/15/29	1,837	2,150,552
Liberty Interactive LLC, Sr. Unsec’d. Notes(b)	8.250%		02/01/30	2,250	2,238,750
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	6.375%		07/28/17	1,035	1,080,768
NBCUniversal Media LLC, Gtd. Notes	4.450%		01/15/43	290	284,129
Nielsen Finance LLC/Nielsen Finance Co. (Netherlands), Gtd. Notes, 144A	5.000%		04/15/22	1,500	1,481,250
Sky PLC (United Kingdom), Gtd. Notes, 144A	6.100%		02/15/18	210	226,138
TCI Communications, Inc., Sr. Unsec’d. Notes	7.875%		02/15/26	750	1,013,623
TEGNA, Inc., Gtd. Notes, 144A	4.875%		09/15/21	475	476,188
Time Warner Cable, Inc., Gtd. Notes	6.750%		07/01/18	2,620	2,858,556
Time Warner Cos., Inc., Gtd. Notes	7.250%		10/15/17	1,440	1,576,467
Univision Communications, Inc., Sr. Unsec’d. Notes, 144A (original cost $1,191,156; purchased 04/13/15)(c)(d)	5.125%		02/15/25	1,175	1,116,250
Viacom, Inc., Sr. Unsec’d. Notes(b)	4.500%		02/27/42	95	71,238
Viacom, Inc., Sr. Unsec’d. Notes	4.875%		06/15/43	475	381,508

					29,952,573

Mining — 0.4%
Alcoa, Inc., Sr. Unsec’d. Notes(b)	5.125%		10/01/24	425	386,750
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A(b)	6.750%	(a)	10/19/75	1,730	1,669,450
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	3.625%		06/09/21	825	774,703
Newmont Mining Corp., Gtd. Notes	6.250%		10/01/39	75	59,914
Southern Copper Corp. (Mexico), Sr. Unsec’d. Notes	5.875%		04/23/45	820	628,220

SEE NOTES TO FINANCIAL STATEMENTS.

A42

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Mining (continued)
Southern Copper Corp. (Mexico), Sr. Unsec’d. Notes	6.750%		04/16/40		990	$846,786

						4,365,823

Miscellaneous Manufacturing — 0.5%
General Electric Co., Sr. Unsec’d. Notes(b)	4.125%		10/09/42		500	488,393
General Electric Co., Sr. Unsec’d. Notes	4.500%		03/11/44		740	761,558
Ingersoll-Rand Global Holding Co. Ltd., Gtd. Notes	5.750%		06/15/43		425	463,167
Pentair Finance SA, Gtd. Notes	1.875%		09/15/17		625	618,213
Textron, Inc., Sr. Unsec’d. Notes	7.250%		10/01/19		2,350	2,673,816

						5,005,147

Office & Business Equipment — 0.1%
CDW LLC/CDW Finance Corp., Gtd. Notes	5.000%		09/01/23		1,150	1,167,250

Oil & Gas — 1.4%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.677%	(f)	10/10/36		2,000	720,000
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.375%		09/15/17		3,265	3,423,751
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36		340	327,712
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.950%		06/15/19		250	273,086
Cameron International Corp., Sr. Unsec’d. Notes	7.000%		07/15/38		450	536,369
Lukoil International Finance BV (Netherlands), Gtd. Notes, 144A	7.250%		11/05/19		1,300	1,397,760
Nabors Industries, Inc., Gtd. Notes(b)	4.625%		09/15/21		1,650	1,355,904
Noble Energy, Inc., Sr. Unsec’d. Notes	6.000%		03/01/41		1,530	1,319,140
Pacific Exploration and Production Corp. (Colombia), Gtd. Notes, 144A	5.375%		01/26/19		870	165,300
Pacific Exploration and Production Corp. (Colombia), Gtd. Notes, 144A	7.250%		12/12/21		1,040	208,000
Pacific Exploration and Production Corp. (Colombia), Sr. Unsec’d. Notes, RegS(c)	7.250%		12/12/21		1,540	308,000
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875%		05/01/18		1,750	1,859,120
Reliance Holding USA, Inc. (India), Gtd. Notes, 144A	5.400%		02/14/22		510	551,537
Sasol Financing International PLC (South Africa), Gtd. Notes	4.500%		11/14/22		2,725	2,492,121

						14,937,800

Packaging & Containers — 0.5%
Greif Luxembourg Finance, Sr. Unsec’d. Notes, MTN	7.375%		07/15/21	EUR	1,470	1,852,177
Greif, Inc., Sr. Unsec’d. Notes	7.750%		08/01/19		1,815	2,005,575
WestRock RKT Co., Gtd. Notes	4.450%		03/01/19		1,165	1,214,218

						5,071,970

Pharmaceuticals — 1.1%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%		05/14/25		1,020	1,006,674
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%		05/14/35		1,715	1,680,009
Actavis Funding SCS, Gtd. Notes	3.800%		03/15/25		875	870,531
Actavis Funding SCS, Gtd. Notes	4.550%		03/15/35		1,670	1,623,001
Actavis Funding SCS, Gtd. Notes(b)	4.750%		03/15/45		385	375,392
Endo Finance LLC/Endo Ltd./Endo Finco, Inc., Gtd. Notes, 144A(b)	6.000%		07/15/23		625	621,875
Merck & Co, Inc., Sr. Unsec’d. Notes	4.150%		05/18/43		2,075	2,059,390
Quintiles Transnational Corp., Gtd. Notes, 144A	4.875%		05/15/23		1,000	1,005,000
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A(b)	6.750%		08/15/18		2,000	1,982,000
Valeant Pharmaceuticals International, Inc., Sr. Unsec’d. Notes, 144A(b)	6.125%		04/15/25		450	401,625

						11,625,497

Pipelines — 0.1%
ONEOK Partners LP, Gtd. Notes	2.000%		10/01/17		750	716,395
Western Gas Partners LP, Sr. Unsec’d. Notes	5.450%		04/01/44		575	456,572

						1,172,967

Real Estate
ProLogis LP, Gtd. Notes	6.875%		03/15/20		8	9,104

Real Estate Investment Trusts (REITs) — 0.5%
DuPont Fabros Technology LP, Gtd. Notes	5.875%		09/15/21		2,000	2,080,000
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%		03/15/22		325	335,088

SEE NOTES TO FINANCIAL STATEMENTS.

A43

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Simon Property Group LP, Sr. Unsec’d. Notes	10.350%	04/01/19		1,685	$2,067,756
Trust F/1401 (Mexico), Sr. Unsec’d. Notes, 144A	5.250%	12/15/24		1,235	1,225,738

					5,708,582

Retail — 0.6%
CVS Health Corp., Sr. Unsec’d. Notes	4.875%	07/20/35		605	624,657
CVS Health Corp., Sr. Unsec’d. Notes	5.125%	07/20/45		765	805,875
Dufry Finance SCA (Switzerland), Sr. Unsec’d. Notes, 144A	4.500%	08/01/23	EUR	1,425	1,625,826
Limited Brands, Inc., Gtd. Notes	5.625%	02/15/22		2,200	2,337,500
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A (original cost $1,350,000; purchased 05/29/15)(b)(c)(d)	8.000%	06/15/22		1,350	1,329,750

					6,723,608

Savings & Loans — 0.2%
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%	12/06/22		1,675	1,648,538

Semiconductors — 0.5%
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A	6.000%	01/15/22		2,050	2,147,375
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.750%	06/01/18		1,925	1,934,625
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A	5.000%	10/01/25		1,750	1,710,625

					5,792,625

Software — 0.8%
Audatex North America, Inc., Gtd. Notes, 144A	6.000%	06/15/21		2,100	2,115,750
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	4.500%	10/15/22		2,355	2,397,114
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	5.000%	10/15/25		1,050	1,078,865
First Data Corp., Gtd. Notes, 144A(b)	7.000%	12/01/23		775	775,000
Infor US, Inc., Sr. Unsec’d. Notes, 144A (original cost $971,375; purchased 04/09/15)(c)(d)	6.500%	05/15/22		950	802,750
Oracle Corp., Sr. Unsec’d. Notes	4.300%	07/08/34		1,070	1,064,446

					8,233,925

Telecommunications — 3.0%
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A	6.750%	11/15/20		800	843,000
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A	8.875%	01/01/20		2,000	2,120,000
America Movil SAB de CV (Mexico), Gtd. Notes	6.125%	03/30/40		655	720,569
AT&T Corp., Gtd. Notes	8.250%	11/15/31		103	137,616
AT&T, Inc., Sr. Unsec’d. Notes	3.400%	05/15/25		2,320	2,229,729
AT&T, Inc., Sr. Unsec’d. Notes	4.500%	05/15/35		300	277,458
AT&T, Inc., Sr. Unsec’d. Notes	4.750%	05/15/46		850	778,257
AT&T, Inc., Sr. Unsec’d. Notes	4.800%	06/15/44		1,515	1,387,946
AT&T, Inc., Sr. Unsec’d. Notes	5.350%	09/01/40		483	477,067
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.125%	03/11/23		1,305	1,350,910
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.350%	05/20/24		690	724,352
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A	14.750%	12/01/16		800	884,000
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A	6.625%	06/01/20		2,500	2,528,125
Eileme 2 AB (Sweden), Sr. Sec’d. Notes, RegS	11.750%	01/31/20	EUR	1,400	1,620,505
Embarq Corp., Sr. Unsec’d. Notes (original cost $584,102; purchased 04/22/10)(c)(d)	7.995%	06/01/36		560	576,800
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250%	10/15/20		2,016	1,764,000
Sprint Capital Corp., Gtd. Notes	6.900%	05/01/19		1,300	1,059,500
T-Mobile USA, Inc., Gtd. Notes	6.500%	01/15/26		1,675	1,690,896
UPCB Finance IV Ltd. (Netherlands), Sr. Sec’d. Notes, 144A(b)	5.375%	01/15/25		1,140	1,074,450
UPCB Finance V Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	7.250%	11/15/21		1,035	1,099,688
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.522%	09/15/48		1,799	1,608,840
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.672%	03/15/55		2,796	2,427,490
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.750%	11/01/41		745	687,078
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.012%	08/21/54		3,362	3,078,217

SEE NOTES TO FINANCIAL STATEMENTS.

A44

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Telecommunications (continued)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec’d. Notes, 144A	9.125%	04/30/18		200	$216,010
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	6.000%	04/15/21	GBP	945	1,438,682

					32,801,185

Textiles
Mohawk Industries, Inc., Sr. Unsec’d. Notes	3.850%	02/01/23		294	297,671

Trucking & Leasing — 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $2,022,003; purchased 09/24/12)(c)(d)	2.500%	03/15/16		2,025	2,028,503

TOTAL CORPORATE BONDS (cost $488,618,709)					486,247,689

FOREIGN AGENCIES — 2.0%
CNOOC Finance 2013 Ltd. (China), Gtd. Notes	3.000%	05/09/23		750	701,975
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875%	01/15/24		875	861,875
Ecopetrol SA (Colombia), Sr. Unsec’d. Notes	4.125%	01/16/25		100	80,000
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.375%	11/04/16		790	804,773
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.510%	03/07/22		975	980,850
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, RegS	9.250%	04/23/19		1,080	1,206,090
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	7.000%	05/05/20		475	502,928
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	9.125%	07/02/18		2,910	3,198,090
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	4.625%	11/16/21		600	657,889
Korea Gas Corp. (South Korea), Sr. Unsec’d. Notes, RegS	4.250%	11/02/20		1,750	1,881,519
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	4.750%	07/13/21		1,650	1,805,166
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	7.750%	10/17/16		2,500	2,609,375
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	7.750%	01/20/20		1,500	1,678,125
Petrobras Global Finance BV (Brazil), Gtd. Notes	2.000%	05/20/16		1,000	985,000
Petroleos Mexicanos (Mexico), Gtd. Notes(b)	4.875%	01/24/22		1,100	1,058,750
Power Sector Assets & Liabilities Management Corp. (Philippines), Gov’t. Gtd. Notes, RegS	7.390%	12/02/24		1,000	1,288,800
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, 144A	2.500%	04/28/20		1,250	1,229,689

TOTAL FOREIGN AGENCIES (cost $21,370,566)					21,530,894

MUNICIPAL BONDS — 1.8%
California — 0.7%
Bay Area Toll Authority, Revenue Bonds, BABs	6.907%	10/01/50		1,125	1,535,838
State of California, General Obligation Unlimited, BABs	7.300%	10/01/39		2,280	3,185,753
State of California, General Obligation Unlimited, BABs	7.625%	03/01/40		725	1,054,346
University of California, Revenue Bonds, BABs	5.770%	05/15/43		1,400	1,707,776

					7,483,713

Colorado — 0.1%
Regional Transportation District, Revenue Bonds, Series 2010-B, BABs	5.844%	11/01/50		770	986,532

Illinois — 0.1%
Chicago O’Hare International Airport, Revenue Bonds, BABs	6.395%	01/01/40		1,380	1,727,622

New Jersey — 0.4%
New Jersey State Turnpike Authority, Revenue Bonds, Series A, BABs(b)	7.102%	01/01/41		1,175	1,618,363
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414%	01/01/40		2,050	2,913,788

					4,532,151

SEE NOTES TO FINANCIAL STATEMENTS.

A45

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Ohio — 0.1%
Ohio State University (The), Revenue Bonds, BABs	4.910%		06/01/40		695	$779,422
Ohio State Water Development Authority, Revenue Bonds, BABs	4.879%		12/01/34		450	504,139

						1,283,561

Oregon — 0.1%
Oregon State Department of Transportation, Revenue Bonds, Series A, BABs	5.834%		11/15/34		615	772,674

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%		12/01/45		800	931,112

Tennessee — 0.2%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	6.731%		07/01/43		1,375	1,746,415

TOTAL MUNICIPAL BONDS (cost $14,873,524)						19,463,780

SOVEREIGN BONDS — 3.5%
Brazilian Government International Bond (Brazil), Unsec’d. Notes	11.000%		06/26/17	EUR	2,200	2,677,661
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.000%		02/26/24		1,750	1,666,875
Hellenic Republic Government International Bond (Greece), Sr. Unsec’d. Notes, EMTN(c)	3.800%		08/08/17	JPY	680,000	5,149,658
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.125%		02/19/18		2,020	2,104,012
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.375%		02/21/23		436	475,240
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.375%		03/29/21		776	884,640
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	7.625%		03/29/41		1,000	1,353,120
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes, RegS	6.000%		01/11/19	EUR	715	892,739
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	2.875%		07/08/21	EUR	825	887,070
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	3.375%		07/30/25	EUR	1,125	1,152,912
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	5.875%		03/13/20		295	319,763
Italy Government International Bond (Italy), Sr. Unsec’d. Notes, RegS(c)	3.450%		03/24/17	JPY	170,000	1,465,229
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	2.750%		04/22/23	EUR	2,350	2,646,939
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%		03/08/44		1,062	967,482
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.750%		03/16/25		450	441,000
Panama Government International Bond (Panama), Sr. Unsec’d. Notes(b)	5.200%		01/30/20		1,115	1,209,775
Peru Enhanced Pass-Through Finance Ltd. (Peru), Pass-Through Certificates, 144A	3.975%	(f)	05/31/18		494	472,968
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	6.250%		03/15/16	EUR	850	934,134
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	9.500%		02/02/30		450	708,730
Portugal Government International Bond (Portugal), Unsec’d. Notes, 144A	5.125%		10/15/24		800	813,440
Portugal Government International Bond (Portugal), Unsec’d. Notes, RegS	5.125%		10/15/24		1,100	1,118,480
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, RegS, 144A	4.950%		10/25/23	EUR	200	260,300

SEE NOTES TO FINANCIAL STATEMENTS.

A46

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	4.875%	05/05/21	1,600	$1,657,309
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A	4.875%	01/22/24	1,370	1,471,791
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A(b)	6.125%	01/22/44	300	351,000
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, RegS	6.125%	01/22/44	300	351,000
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, RegS	5.250%	02/18/24	2,300	2,538,625
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, RegS	5.500%	10/26/22	1,300	1,451,039
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, RegS	5.850%	05/10/23	200	227,874
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%	06/05/20	1,510	1,680,108

TOTAL SOVEREIGN BONDS (cost $41,885,591)				38,330,913

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.8%
Federal Home Loan Mortgage Corp.	5.000%	07/01/19	76	80,387
Federal Home Loan Mortgage Corp.	5.500%	10/01/33-06/01/34	1,254	1,415,260
Federal Home Loan Mortgage Corp.	6.000%	11/01/33-06/01/34	795	895,750
Federal Home Loan Mortgage Corp.	6.500%	07/01/32-09/01/32	726	829,813
Federal Home Loan Mortgage Corp.	7.000%	10/01/32	71	75,475
Federal National Mortgage Assoc.(g)	1.500%	11/30/20	4,650	4,567,393
Federal National Mortgage Assoc.	4.000%	05/01/19	52	53,813
Federal National Mortgage Assoc.	4.500%	12/01/18-02/01/35	387	402,654
Federal National Mortgage Assoc.	5.500%	03/01/17-06/01/34	1,628	1,766,225
Federal National Mortgage Assoc.	6.000%	09/01/17-11/01/36	1,739	1,982,285
Federal National Mortgage Assoc.	6.500%	07/01/17-11/01/33	1,284	1,466,470
Federal National Mortgage Assoc.	7.000%	05/01/32-06/01/32	171	193,275
Government National Mortgage Assoc.	5.500%	01/15/33-07/15/35	1,718	1,933,022
Government National Mortgage Assoc.	6.000%	12/15/32-11/15/34	1,910	2,195,305
Government National Mortgage Assoc.	6.500%	09/15/32-11/15/33	1,211	1,385,186
Government National Mortgage Assoc.	7.500%	10/15/25-02/15/26	49	57,171

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $17,980,981)				19,299,484

U.S. TREASURY OBLIGATIONS — 6.0%
U.S. Treasury Bonds(g)(h)	2.875%	05/15/43	10,300	10,042,500
U.S. Treasury Notes	1.000%	09/15/18	235	233,329
U.S. Treasury Notes(b)	1.250%	12/15/18	6,275	6,261,766
U.S. Treasury Notes	1.625%	11/30/20	5,210	5,179,063
U.S. Treasury Notes	1.750%	12/31/20	1,495	1,493,365
U.S. Treasury Notes(g)	1.750%	05/15/23	10,040	9,781,550
U.S. Treasury Notes	2.000%	07/31/22-11/30/22	22,810	22,746,280
U.S. Treasury Notes	2.125%	12/31/21	5,130	5,175,288
U.S. Treasury Notes(b)	2.250%	11/15/25	4,160	4,150,736
U.S. Treasury Notes	2.875%	08/15/45	40	38,848

TOTAL U.S. TREASURY OBLIGATIONS (cost $65,552,965)				65,102,725

PREFERRED STOCK — 0.1%			Shares
Banking
Citigroup Capital XIII, 6.692%, (Capital Security, fixed to floating preferred)(a) (cost $1,125,000)			45,000	1,169,550

TOTAL LONG-TERM INVESTMENTS (cost $969,892,358)				971,254,434

SEE NOTES TO FINANCIAL STATEMENTS.

A47

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

		Shares	Value (Note 2)
SHORT-TERM INVESTMENTS — 12.1%
AFFILIATED MUTUAL FUNDS — 12.0%
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $90,319,587)(i)(Note 4)		9,285,400	$86,075,658
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $44,170,836; includes $30,813,527 of cash collateral for securities on loan)(i)(j)(Note 4)		44,170,836	44,170,836

TOTAL AFFILIATED MUTUAL FUNDS (cost $134,490,423)			130,246,494

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED* — 0.1%
Call Options — 0.1%
5 Year CDX.NA.IG.25.V1, expiring 01/20/16, Strike Price $65.00	BNP Paribas	36,000	—
5 Year U.S. Treasury Notes Futures, expiring 02/19/16, Strike Price $119.50		43,900	65,164
5 Year U.S. Treasury Notes Futures, expiring 02/19/16, Strike Price $121.50		43,900	6,859
Interest Rate Swap Options,
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group	41,300	6
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group	20,700	174
Receive a fixed rate of 1.00% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	JPMorgan Chase	17,800	—
Receive a fixed rate of 1.50% and pay a floating rate based on 3 Month LIBOR, expiring 04/28/16	Citigroup Global Markets	22,260	82,895
Receive a fixed rate of 1.58% and pay a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	25,660	124,145
Receive a fixed rate of 1.76% and pay a floating rate based on 3 Month LIBOR, expiring 02/23/16	Citigroup Global Markets	37,340	337,352
Receive a fixed rate of 1.78% and pay a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	15,560	127,888
Receive a fixed rate of 1.80% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16	JPMorgan Chase	17,800	63,294

			807,777

Put Options
5 Year CDX.NA.HY.25.V1, expiring 03/16/16, Strike Price $97.00	BNP Paribas	19,600	160,683
5 Year CDX.NA.IG.25.V1, expiring 01/20/16, Strike Price $100.00	BNP Paribas	36,000	17,192
5 Year U.S. Treasury Notes Futures, expiring 02/19/16, Strike Price $115.50		43,900	10,289

			188,164

TOTAL OPTIONS PURCHASED (cost $1,782,000)			995,941

TOTAL SHORT-TERM INVESTMENTS (cost $136,272,423)			131,242,435

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 101.6% (cost $1,106,164,781)			1,102,496,869

OPTIONS WRITTEN*
Call Options
5 Year CDX.NA.IG.25.V1, expiring 01/20/16, Strike Price $80.00	BNP Paribas	36,000	(5,264)
5 Year U.S. Treasury Notes Futures, expiring 02/19/16, Strike Price $120.50		87,800	(41,156)
Interest Rate Swap Options,
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 04/26/16	Barclays Capital Group	62,000	(40)
Pay a fixed rate of 1.28% and receive a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	25,660	(54,792)

SEE NOTES TO FINANCIAL STATEMENTS.

A48

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

OPTIONS WRITTEN* (continued)	Counterparty	Notional Amount (000)#	Value (Note 2)
Call Options (continued)
Pay a fixed rate of 1.40% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	JPMorgan Chase	35,600	$—
Pay a fixed rate of 1.48% and receive a floating rate based on 3 Month LIBOR, expiring 08/17/16	JPMorgan Chase	15,560	(62,613)

			(163,865)

Put Options
5 Year CDX.NA.HY.25.V1, expiring 03/16/16, Strike Price $92.00	BNP Paribas	19,600	(53,379)
5 Year CDX.NA.IG.25.V1, expiring 01/20/16, Strike Price $120.00	BNP Paribas	36,000	(4,358)
5 Year U.S. Treasury Notes Futures, expiring 02/19/16, Strike Price $117.50		43,900	(102,891)

			(160,628)

TOTAL OPTIONS WRITTEN (premiums received $818,728)			(324,493)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 101.6% (cost $1,105,346,053)			1,102,172,376
LIABILITIES IN EXCESS OF OTHER ASSETS(l) — (1.6)%			(17,278,404)

NET ASSETS 100.0%			$1,084,893,972

See the Glossary for abbreviations used in the annual report.

*	Non-income producing

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $30,103,082; cash collateral of $30,813,527 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(c)	Indicates a security that has been deemed illiquid. (unaudited)

(d)	Indicates a restricted security; the aggregate original cost of the restricted securities is $18,003,564. The aggregate value of $16,433,905 is approximately 1.5% of net assets.

(e)	Represents issuer in default on interest payments. Non-income producing security.

(f)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(g)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(h)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(i)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund.

(j)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k)	Represents Connecticut Avenue security issued by Fannie Mae or a Structured Agency Credit Risk security issued by Freddie Mac.

(l)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
3,149	5 Year U.S. Treasury Notes	Mar. 2016	$373,451,611	$372,590,664	$(860,947)
2,660	10 Year U.S. Treasury Notes	Mar. 2016	334,900,261	334,910,625	10,364
34	Euro-Bund	Mar. 2016	5,874,205	5,835,096	(39,109)
411	U.S. Ultra Bonds	Mar. 2016	64,942,617	65,220,562	277,945

					(611,747)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Futures contracts outstanding at December 31, 2015 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Short Positions:
117	2 Year U.S. Treasury Notes	Mar. 2016	$25,444,381	$25,416,422	$27,959
330	U.S. Long Bonds	Mar. 2016	50,743,131	50,737,500	5,631

					33,590

					$(578,157)

(1)	Cash of $3,800,000 and a U.S. Treasury Obligation with a market value of $4,104,750 have been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2015.

Forward foreign currency exchange contracts outstanding at December 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/15/16	Bank of America	AUD	259	$187,636	$188,471	$835
British Pound,
Expiring 01/28/16	Credit Suisse First Boston Corp.	GBP	951	1,445,405	1,401,972	(43,433)
Euro,
Expiring 01/28/16	Bank of America	EUR	5,357	5,895,688	5,826,315	(69,373)
Expiring 01/28/16	BNP Paribas	EUR	4,160	4,516,336	4,523,637	7,301
Japanese Yen,
Expiring 01/28/16	Citigroup Global Markets	JPY	110,732	917,280	921,822	4,542
Mexican Peso,
Expiring 01/22/16	Bank of America	MXN	1,114	64,893	64,524	(369)
South African Rand,
Expiring 01/26/16	Citigroup Global Markets	ZAR	9,806	651,900	630,975	(20,925)
Expiring 01/26/16	Citigroup Global Markets	ZAR	144	10,077	9,256	(821)

				$13,689,215	$13,566,972	$(122,243)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/15/16	JPMorgan Chase	AUD	1,051	$759,298	$765,348	$(6,050)
British Pound,
Expiring 01/28/16	UBS AG	GBP	1,735	2,663,591	2,557,640	105,951
Euro,
Expiring 01/28/16	Credit Suisse First Boston Corp.	EUR	14,205	15,685,183	15,448,663	236,520
Hungarian Forint,
Expiring 01/22/16	JPMorgan Chase	HUF	219,665	803,335	756,567	46,768
Japanese Yen,
Expiring 01/28/16	JPMorgan Chase	JPY	107,163	889,200	892,114	(2,914)
Mexican Peso,
Expiring 01/22/16	Citigroup Global Markets	MXN	13,319	798,530	771,541	26,989
Polish Zloty,
Expiring 01/22/16	JPMorgan Chase	PLN	2,314	611,013	589,575	21,438
South African Rand,
Expiring 01/26/16	Barclays Capital Group	ZAR	6,587	479,679	423,852	55,827

				$22,689,829	$22,205,300	484,529

						$362,286

SEE NOTES TO FINANCIAL STATEMENTS.

A50

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements:
AUD	1,270	12/19/32	4.423%	6 Month BBSW(2)	$124,710	$—	$124,710	Barclays Capital Group
CLP	610,000	02/25/20	3.910%	1 Day CLP OIS(2)	(10,713)	—	(10,713)	JPMorgan Chase
COP	185,000	02/13/20	5.050%	1 Day COLIBOR OIS(2)	(3,260)	—	(3,260)	Deutsche Bank AG
COP	685,000	04/17/20	5.050%	1 Day COLIBOR OIS(2)	(12,648)	—	(12,648)	Deutsche Bank AG
COP	1,365,000	04/10/25	6.020%	1 Day COLIBOR OIS(2)	(37,513)	—	(37,513)	JPMorgan Chase
MXN	76,000	06/20/18	6.020%	28 Day Mexican Interbank Rate(2)	138,305	—	138,305	Credit Suisse First Boston Corp.
MXN	73,100	11/09/18	5.410%	28 Day Mexican Interbank Rate(2)	78,724	—	78,724	Deutsche Bank AG
ZAR	10,000	09/03/33	8.970%	3 Month JIBAR(2)	(36,139)	—	(36,139)	Hong Kong & Shanghai Bank

					$241,466	$—	$241,466

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
AUD	2,300	03/07/29	4.743%	6 Month BBSW(2)	$(51,256)	$270,942	$322,198
CAD	14,750	01/09/20	1.710%	3 Month Canadian Banker’s Acceptance(1)	(1,499)	(275,151)	(273,652)
EUR	8,050	08/04/16	0.078%	1 Day EUROIS(1)	5,430	(25,933)	(31,363)
EUR	8,000	08/01/19	0.346%	1 Day EUROIS(1)	(128,118)	(161,200)	(33,082)
EUR	2,000	07/28/25	0.780%	1 Day EUROIS(1)	(762)	(22,909)	(22,147)
GBP	1,490	11/03/24	1.960%	6 Month GBP LIBOR(1)	4,172	(70,446)	(74,618)
GBP	1,600	01/08/25	1.325%	1 Day GBP OIS(1)	(2,299)	37,507	39,806
MXN	112,800	02/09/18	4.630%	28 Day Mexican Interbank Rate(2)	(5,094)	24,369	29,463
MXN	70,000	04/18/19	5.480%	28 Day Mexican Interbank Rate(2)	(30,009)	68,247	98,256
MXN	48,200	05/25/22	6.370%	28 Day Mexican Interbank Rate(2)	(40,063)	75,369	115,432
MXN	38,000	08/13/24	6.120%	28 Day Mexican Interbank Rate(2)	(6,994)	(19,437)	(12,443)
MXN	38,100	12/27/24	5.795%	28 Day Mexican Interbank Rate(2)	6,448	(80,801)	(87,249)
MXN	13,900	07/27/34	6.720%	28 Day Mexican Interbank Rate(2)	302	(26,482)	(26,784)
SEK	45,800	08/14/25	1.220%	3 Month STIBOR(2)	(26,193)	(180,185)	(153,992)
	255,100	01/27/16	0.287%	1 Day Overnight Fed Funds Effective Rate(1)	724	16,813	16,089
	5,150	02/28/19	1.625%	6 Month LIBOR(1)	173	(30,685)	(30,858)
	19,300	02/28/19	1.806%	3 Month LIBOR(1)	42,047	(223,488)	(265,535)
	11,160	03/11/20	1.824%	3 Month LIBOR(1)	195	(101,749)	(101,944)
	220,700	12/31/21	1.787%	3 Month LIBOR(1)	(73,176)	620,198	693,374
	17,000	12/31/21	1.850%	3 Month LIBOR(1)	242	(14,398)	(14,640)
	51,250	05/31/22	1.741%	3 Month LIBOR(1)	375,424	426,008	50,584
	29,120	05/31/22	2.237%	3 Month LIBOR(1)	(77,974)	(642,994)	(565,020)
	9,800	08/31/22	1.786%	3 Month LIBOR(1)	203	72,689	72,486
	22,700	08/31/22	1.788%	3 Month LIBOR(1)	272	165,348	165,076
	87,900	08/31/22	2.013%	3 Month LIBOR(1)	(161,643)	(618,900)	(457,257)
	12,360	11/30/22	1.982%	3 Month LIBOR(1)	217	4,009	3,792
	44,150	02/15/36	2.502%	3 Month LIBOR(2)	18,554	(411,374)	(429,928)
ZAR	63,800	08/26/20	7.855%	3 Month JIBAR(2)	(8,810)	(168,206)	(159,396)
ZAR	20,000	10/22/23	7.625%	3 Month JIBAR(2)	7,904	(122,304)	(130,208)
ZAR	38,300	11/14/23	8.190%	3 Month JIBAR(2)	(31,190)	(157,523)	(126,333)
ZAR	1,800	01/12/25	7.430%	3 Month JIBAR(2)	1,512	(14,079)	(15,591)
ZAR	14,500	01/13/25	7.440%	3 Month JIBAR(2)	32,410	(112,842)	(145,252)

					$(148,851)	$(1,699,587)	$(1,550,736)

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A51

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Value at Trade Date	Value at December 31, 2015(3)	Unrealized Depreciation
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.HY.25.V1	12/20/20	5.000%	13,900	$171,819	$(156,191)	$(328,010)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2015(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on corporate issues—Buy Protection(1):
American International Group, Inc.	03/20/18	3.700%	3,700	0.204%	$(290,699)	$—	$(290,699)	Deutsche Bank AG
R.R. Donnelley & Sons Co.	09/20/16	1.000%	4,750	0.555%	(16,954)	229,662	(246,616)	JPMorgan Chase

					$(307,653)	$229,662	$(537,315)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2):
Ameriquest Home Equity	02/01/16	1.500%	413	$71	$—	$71	Goldman Sachs & Co.
Ameriquest Home Equity	02/01/16	1.500%	348	60	—	60	Goldman Sachs & Co.
Ameriquest Home Equity	02/01/16	1.500%	434	74	—	74	Goldman Sachs & Co.
Ameriquest Home Equity	02/01/16	1.500%	694	119	—	119	Goldman Sachs & Co.
BSABS	02/01/16	1.500%	330	57	—	57	Goldman Sachs & Co.
CAS	02/01/16	1.500%	633	109	—	109	Goldman Sachs & Co.
CAS	02/01/16	1.500%	1,920	329	—	329	Goldman Sachs & Co.
Chase Mortgage	02/01/16	1.500%	936	161	—	161	Goldman Sachs & Co.
Chase Mortgage	02/01/16	1.500%	638	109	—	109	Goldman Sachs & Co.
Countrywide Home Equity	02/01/16	1.500%	1,789	394	—	394	Goldman Sachs & Co.
Countrywide Home Equity	02/01/16	1.500%	562	124	—	124	Goldman Sachs & Co.
Countrywide Home Equity	02/01/16	1.500%	525	90	—	90	Goldman Sachs & Co.
First Franklin Home Equity	02/01/16	1.500%	146	25	—	25	Goldman Sachs & Co.
Fremont Home Equity	02/01/16	1.500%	409	70	—	70	Goldman Sachs & Co.
IndyMac Alta Mortgage	02/01/16	1.500%	1,124	186	—	186	Goldman Sachs & Co.
Lehman Home Equity	02/01/16	1.500%	530	91	—	91	Goldman Sachs & Co.
Lehman Home Equity	02/01/16	1.500%	787	135	—	135	Goldman Sachs & Co.
New Century Home Equity	02/01/16	1.500%	418	72	—	72	Goldman Sachs & Co.
New Century Home Equity	02/01/16	1.500%	714	122	—	122	Goldman Sachs & Co.
New Century Home Equity	02/01/16	1.500%	635	109	—	109	Goldman Sachs & Co.
New Century Home Equity	02/01/16	1.500%	443	76	—	76	Goldman Sachs & Co.
Option One Home Equity	02/01/16	1.500%	536	92	—	92	Goldman Sachs & Co.
STACR	02/01/16	1.500%	581	100	—	100	Goldman Sachs & Co.
Terwin Mortgage Trust	02/01/16	1.500%	370	64	—	64	Goldman Sachs & Co.

				$2,839	$—	$2,839

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.17.V9	12/20/16	5.000%	6,440	$203,906	$270,122	$(66,216)	Credit Suisse First Boston Corp.
CDX.NA.HY.17.V9	12/20/16	5.000%	12,420	393,248	567,525	(174,277)	Deutsche Bank AG
CDX.NA.HY.17.V9	12/20/16	5.000%	17,940	568,024	774,908	(206,884)	Deutsche Bank AG
CDX.NA.HY.17.V9	12/20/16	5.000%	11,500	364,118	503,924	(139,806)	Deutsche Bank AG

				$1,529,296	$2,116,479	$(587,183)

SEE NOTES TO FINANCIAL STATEMENTS.

A52

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Credit default swap agreements outstanding at December 31, 2015 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2015(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on sovereign issues—Sell Protection(2):
Kingdom of Spain	12/20/20	1.000%	9,755	0.905%	$47,209	$(18,431)	$65,640	JPMorgan Chase
Republic of Italy	09/20/20	1.000%	9,680	0.944%	27,675	44,911	(17,236)	JPMorgan Chase
Kingdom of Spain	09/20/20	1.000%	2,000	0.944%	5,718	5,761	(43)	JPMorgan Chase

					$80,602	$32,241	$48,361

U.S. Treasury Obligations and a U.S. Government Agency Obligation with a combined market value of $12,864,373 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate and credit default swap contracts at December 31, 2015.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay the buyer of protection an amount equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of the emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC swap agreements:
502	3 Month LIBOR	JPY	50,000	3 Month JPY LIBOR minus 54.00 bps	Barclays Capital Group	10/12/16	$86,216	$—	$86,216
278	3 Month LIBOR	EUR	240	3 Month EURIBOR minus 24.50 bps	Citigroup Global Markets	01/16/17	18,015	—	18,015
1,541	3 Month LIBOR plus 432 bps	JPY	120,000	3.450%	Citigroup Global Markets	03/24/17	553,081	7,475	545,606
5,882	3 Month LIBOR	JPY	600,000	3 Month JPY LIBOR minus 31.25 bps	Deutsche Bank AG	05/14/17	874,075	—	874,075
1,157	3 Month LIBOR	EUR	900	3 Month EURIBOR minus 31.75 bps	Hong Kong & Shanghai Bank	09/28/17	181,110	—	181,110

SEE NOTES TO FINANCIAL STATEMENTS.

A53

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Currency swap agreements outstanding at December 31, 2015 (continued):

Notional Amount (000)#		Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	OTC swap agreements (continued):
JPY	265,000	3 Month JPY LIBOR minus 43.35 bps		2,250	3 Month LIBOR	JPMorgan Chase	11/26/16	$(43,007)	$—	$(43,007)
JPY	1,060,000	3 Month JPY LIBOR minus 42.10 bps		8,979	3 Month LIBOR	JPMorgan Chase	11/28/16	(151,998)	—	(151,998)
	13,099	3 Month LIBOR	EUR	11,400	3 Month EURIBOR minus 26.95	JPMorgan Chase	02/17/17	670,796	—	670,796
	2,250	3 Month LIBOR	JPY	265,000	3 Month JPY LIBOR minus 69.88 bps	JPMorgan Chase	11/26/24	18,363	—	18,363
	8,979	3 Month LIBOR	JPY	1,060,000	3 Month JPY LIBOR minus 67.32 bps	JPMorgan Chase	11/28/24	33,081	—	33,081

								$2,239,732	$7,475	$2,232,257

Total return swap agreements outstanding at December 31, 2015:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation(1)
OTC Swap agreements:
Credit Suisse First Boston Corp.	01/12/41	6,763	Pay variable payments based on 1 Month LIBOR and receive fixed payments based on the IOS.FN30.450.10 Index	$(3,910)	$(18,789)	$14,879

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$48,383,155	$—
Non-Residential Mortgage-Backed Securities	—	16,556,328	—
Residential Mortgage-Backed Securities	—	95,597,623	18,076,943
Bank Loans	—	26,096,285	—
Commercial Mortgage-Backed Securities	—	115,399,065	—
Corporate Bonds	—	486,247,689	—
Foreign Agencies	—	21,530,894	—
Municipal Bonds	—	19,463,780	—
Sovereign Bonds	—	38,330,913	—
U.S. Government Agency Obligations	—	19,299,484	—
U.S. Treasury Obligations	—	65,102,725	—
Preferred Stock	1,169,550	—	—
Affiliated Mutual Funds	130,246,494	—	—
Options Purchased	82,312	913,629	—
Options Written	(144,047)	(180,446)	—

SEE NOTES TO FINANCIAL STATEMENTS.

A54

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

	Level 1	Level 2	Level 3
Other Financial Instruments*
Futures Contracts	$(578,157)	$—	$—
Forward Foreign Currency Exchange Contracts	—	362,286	—
OTC interest rate swaps	—	241,466	—
Centrally cleared interest rate swaps	—	(1,550,736)	—
Centrally cleared credit default swaps	—	(328,010)	—
OTC credit default swaps	—	1,302,245	2,839
Currency Swap Agreements	—	2,239,732	—
Total Return Swap Agreement	—	(3,910)	—

Total	$130,776,152	$955,004,197	$18,079,782

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Corporate Bonds	Residential Mortgage-Backed Securities	Credit Default Swaps
Balance as of 12/31/14	$4,745,724	$6,610,851	$—	$—
Realized gain (loss)	1,884	—	—	—
Change in unrealized appreciation (depreciation)**	(7,858)	(20,106)	(63,339)	2,839
Purchases	—	—	18,916,520	—
Sales	(4,740,146)	(393,902)	(788,629)	—
Accrued discount/premium	396	(810)	12,391	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	(6,196,033)	—	—

Balance as of 12/31/15	$—	$—	$18,076,943	$2,839

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

**	Of which, $(60,500) was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2015	Valuation Methodology	Unobservable Inputs
Residential Mortgage-Backed Securities	$18,076,943	Market Approach	Single Broker Indicative Quote
Credit Default Swaps	2,839	Model Pricing	Discretionary Volatility Factor and/or Discount Rate

	$18,079,782

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Corporate Bonds	$6,196,033	L3 to L2	Single to Multiple Broker Quote

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Mutual Funds (including 2.8% of collateral for securities on loan)	12.0%
Banks	11.4
Commercial Mortgage-Backed Securities	10.6
Residential Mortgage-Backed Securities	10.5
U.S. Treasury Obligations	6.0
Collateralized Loan Obligations	4.5

Sovereign Bonds	3.5%
Electric	3.5
Telecommunications	3.1
Healthcare-Services	2.9
Media	2.8
Insurance	2.3
Foreign Agencies	2.0

SEE NOTES TO FINANCIAL STATEMENTS.

A55

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Chemicals	1.8%
Municipal Bonds	1.8
U.S. Government Agency Obligations	1.8
Non-Residential Mortgage-Backed Securities	1.5
Commercial Services	1.4
Oil & Gas	1.4
Diversified Financial Services	1.3
Pharmaceuticals	1.1
Auto Manufacturers	1.0
Food	1.0
Software	0.8
Home Builders	0.7
Technology	0.7
Retail	0.6
Building Materials	0.6
Semiconductors	0.5
Real Estate Investment Trusts (REITs)	0.5
Agriculture	0.5
Airlines	0.5
Packaging & Containers	0.5
Miscellaneous Manufacturing	0.5
Healthcare-Products	0.5
Lodging	0.4
Healthcare & Pharmaceutical	0.4
Mining	0.4
Computers	0.4

Forest & Paper Products	0.3%
Gas	0.3
Entertainment	0.3
Machinery-Diversified	0.3
Biotechnology	0.2
Environmental Control	0.2
Automotive	0.2
Gaming	0.2
Trucking & Leasing	0.2
Aerospace & Defense	0.2
Financials	0.2
Beverages	0.2
Savings & Loans	0.2
Consumer	0.1
Leisure Time	0.1
Containers & Packaging	0.1
Pipelines	0.1
Banking	0.1
Office & Business Equipment	0.1
Options Purchased	0.1
Foods	0.1
Engineering/Construction	0.1

101.6
Liabilities in excess of other assets	(1.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Due from/to broker — variation margin swaps	$328,010	*
Credit contracts	Premiums paid for OTC swap agreements	2,396,813		Premiums received for OTC swap agreements	18,431
Credit contracts	Unrealized appreciation on OTC swap agreements	68,479		Unrealized depreciation on OTC swap agreements	1,141,777
Credit contracts	Unaffiliated investments	177,875		Options written outstanding, at value	63,001
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	506,171		Unrealized depreciation on forward foreign currency exchange contracts	143,885
Interest rate contracts	Due from/to broker — variation margin futures	321,899	*	Due from/to broker — variation margin futures	900,056	*
Interest rate contracts	Due from/to broker — variation margin swaps	1,606,556	*	Due from/to broker — variation margin swaps	3,157,292	*
Interest rate contracts	Premiums paid for OTC swap agreements	7,475		Premiums received for OTC swap agreements	18,789
Interest rate contracts	Unaffiliated investments	818,066		Options written outstanding, at value	261,492
Interest rate contracts	Unrealized appreciation on OTC swap agreements	2,783,880		Unrealized depreciation on OTC swap agreements	295,278

Total		$8,687,214			$6,328,011

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A56

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward Rate Agreements	Forward & Cross Currency Contracts**	Swaps	Total
Credit contracts	$34,200	$37,800	$—	$—	$—	$(4,629,479)	$(4,557,479)
Foreign exchange contracts	—	—	—	—	3,157,814	—	3,157,814
Interest rate contracts	(2,871,807)	1,424,949	5,643,238	10,900	—	1,063,381	5,270,661

Total	$(2,837,607)	$1,462,749	$5,643,238	$10,900	$3,157,814	$(3,566,098)	$3,870,996

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

**	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward & Cross Currency Contracts**	Swaps	Total
Credit contracts	$(352,643)	$205,246	$—	$—	$(713,291)	$(860,688)
Foreign exchange contracts	—	—	—	585,963	—	585,963
Interest rate contracts	(357,855)	209,859	(1,938,244)	—	(2,770,869)	(4,857,109)

Total	$(710,498)	$415,105	$(1,938,244)	$585,963	$(3,484,160)	$(5,131,834)

*	Included in net change in unrealized appreciation (depreciation) on investment transactions in the Statement of Operations.

**	Included in net change in unrealized appreciation (depreciation) on foreign currency transactions in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange— Purchased Contracts(3)
$1,343,572	$489,108	$586,412,660	$186,563,581	$28,460,630

Forward Foreign Currency Exchange— Sold Contracts(3)	Cross Currency Exchange Contracts(2)	Interest Rate Swap Agreements(4)	Credit Default Swap Agreements Buy Protection(4)	Credit Default Swap Agreements Sell Protection(4)
$52,689,766	$43,258	$762,970	$128,739	$58,141

	Currency Swap Agreements(4)	Total Return Swap Agreements(4)	Forward Rate Agreements(4)
	$66,122	$5,241	$89,116

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD (000).

SEE NOTES TO FINANCIAL STATEMENTS.

A57

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$835	$(835)	$—	$—
Barclays Capital Group	266,933	(40)	—	266,893
BNP Paribas	185,176	(63,001)	(262,699)	—
Citigroup Global Markets	1,022,874	(21,746)	(1,054,000)	—
Credit Suisse First Boston Corp.	659,826	(128,438)	(602,000)	—
Deutsche Bank AG	2,799,156	(827,574)	(2,496,662)	—
Goldman Sachs & Co.	2,839	—	—	2,839
Hong Kong & Shanghai Bank	181,110	(36,139)	—	144,971
JPMorgan Chase	1,451,747	(651,926)	(770,773)	29,048
UBS AG	105,951	—	—	105,951

	$6,676,447

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(69,742)	$835	$—	$(68,907)
Barclays Capital Group	(40)	40	—	—
BNP Paribas	(63,001)	63,001	—	—
Citigroup Global Markets	(21,746)	21,746	—	—
Credit Suisse First Boston Corp.	(128,438)	128,438	—	—
Deutsche Bank AG	(827,574)	827,574	—	—
Goldman Sachs & Co.	—	—	—	—
Hong Kong & Shanghai Bank	(36,139)	36,139	—	—
JPMorgan Chase	(651,926)	651,926	—	—
UBS AG	—	—	—	—

	$(1,798,606)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A58

DIVERSIFIED BOND PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2015

ASSETS
Investments at value, including securities on loan of $30,103,082:
Unaffiliated investments (cost $971,674,358)	$972,250,375
Affiliated investments (cost $134,490,423)	130,246,494
Foreign currency, at value (cost $26,804)	27,040
Deposit with Broker for futures	3,800,000
Dividends and interest receivable	9,852,009
Unrealized appreciation on OTC swap agreements	2,852,359
Premium paid for OTC swap agreements	2,404,288
Receivable for investments sold	2,162,649
Due from broker—variation margin futures	1,461,225
Unrealized appreciation on OTC forward foreign currency exchange contracts	506,171
Receivable for Series shares sold	63,352
Tax reclaim receivable	38,823
Prepaid expenses	7,904

Total Assets	1,125,672,689

LIABILITIES
Payable to broker for collateral for securities on loan	30,813,527
Payable for investments purchased	6,188,357
Unrealized depreciation on OTC swap agreements	1,437,055
Due to broker—variation margin swaps	962,613
Management fee payable	369,201
Payable for Series shares repurchased	335,745
Options written outstanding, at value (premiums received $818,728)	324,493
Accrued expenses and other liabilities	161,413
Unrealized depreciation on OTC forward foreign currency exchange contracts	143,885
Premium received for OTC swap agreements	37,220
Payable to custodian	2,487
Deferred trustees’ fees	1,741
Affiliated transfer agent fee payable	980

Total Liabilities	40,778,717

NET ASSETS	$1,084,893,972

Net assets were comprised of:
Paid-in capital	$986,637,558
Retained earnings	98,256,414

Net assets, December 31, 2015	$1,084,893,972

Net asset value and redemption price per share $1,084,893,972 / 93,233,122 outstanding shares of beneficial interest	$11.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

NET INVESTMENT INCOME
INCOME
Interest income (net of foreign withholding taxes of $26,371)	$40,688,750
Affiliated dividend income	1,465,151
Unaffiliated dividend income	88,594
Affiliated income from securities lending, net	80,085

Total income	42,322,580

EXPENSES
Management fee	4,295,814
Shareholders’ reports	279,000
Custodian and accounting fees	204,000
Audit fee	47,000
Trustees’ fees	19,000
Insurance expenses	13,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $5,800)	12,000
Loan interest expense	44
Miscellaneous	18,227

Total expenses	4,900,085

NET INVESTMENT INCOME	37,422,495

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(1,027,451)
Futures transactions	5,643,238
Options written transactions	1,462,749
Forward rate agreement transactions	10,900
Swap agreement transactions	(3,566,098)
Foreign currency transactions	3,637,816

6,161,154

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $429,598)	(41,451,181)
Futures	(1,938,244)
Options written	415,105
Swap agreements	(3,484,160)
Foreign currencies	689,337

(45,769,143)

NET LOSS ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(39,607,989)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,185,494)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$37,422,495	$40,596,712
Net realized gain on investment and foreign currency transactions	6,161,154	19,370,419
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(45,769,143)	16,033,794

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,185,494)	76,000,925

DISTRIBUTIONS	—	(11,827,554)

SERIES SHARE TRANSACTIONS
Series shares sold [8,670,539 and 2,077,773 shares, respectively]	101,626,083	23,745,718
Series shares issued in reinvestment of distributions [0 and 1,060,767 shares, respectively]	—	11,827,554
Series shares repurchased [7,014,473 and 20,335,487 shares, respectively]	(82,418,630)	(229,380,709)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	19,207,453	(193,807,437)

TOTAL INCREASE (DECREASE)	17,021,959	(129,634,066)
NET ASSETS:
Beginning of year	1,067,872,013	1,197,506,079

End of year	$1,084,893,972	$1,067,872,013

SEE NOTES TO FINANCIAL STATEMENTS.

A59

EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2015

LONG-TERM INVESTMENTS — 96.8%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 1.7%
Boeing Co. (The)	306,179	$44,270,422
United Technologies Corp.	240,621	23,116,459

		67,386,881

Auto Components — 1.0%
Lear Corp.	303,208	37,243,039

Automobiles — 0.8%
Tesla Motors, Inc.*(a)	125,805	30,194,458

Banks — 7.4%
Bank of America Corp.	2,722,688	45,822,839
Citigroup, Inc.	1,329,119	68,781,908
JPMorgan Chase & Co.	949,886	62,720,972
PNC Financial Services Group, Inc. (The)	464,799	44,299,993
Wells Fargo & Co.	1,156,205	62,851,304

		284,477,016

Beverages — 0.5%
Monster Beverage Corp.*	144,079	21,462,008

Biotechnology — 5.2%
AbbVie, Inc.	316,310	18,738,204
Alexion Pharmaceuticals, Inc.*	253,230	48,303,623
Biogen, Inc.*	95,744	29,331,174
BioMarin Pharmaceutical, Inc.*	167,369	17,533,576
Celgene Corp.*	397,394	47,591,906
Regeneron Pharmaceuticals, Inc.*	68,317	37,087,250

		198,585,733

Capital Markets — 2.4%
Goldman Sachs Group, Inc. (The)	224,319	40,429,014
Morgan Stanley	1,628,309	51,796,509

		92,225,523

Chemicals — 1.0%
FMC Corp.	644,463	25,217,837
Monsanto Co.	132,051	13,009,665

		38,227,502

Consumer Finance — 1.6%
Capital One Financial Corp.	478,764	34,557,185
SLM Corp.*	4,118,457	26,852,340

		61,409,525

Diversified Financial Services — 0.7%
Voya Financial, Inc.	690,597	25,489,935

Electric Utilities — 1.0%
FirstEnergy Corp.	1,281,549	40,663,550

Electrical Equipment — 0.9%
Eaton Corp. PLC	670,542	34,895,006

Electronic Equipment, Instruments & Components — 0.5%
Flextronics International Ltd.*	1,844,886	20,681,172

Energy Equipment & Services — 0.7%
Halliburton Co.	754,934	25,697,953

Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	274,118	44,270,057

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing (continued)
Kroger Co. (The)	1,081,930	$45,257,132

		89,527,189

Food Products — 2.3%
ConAgra Foods, Inc.	791,807	33,382,583
Mondelez International, Inc. (Class A Stock)	1,224,201	54,893,173

		88,275,756

Health Care Equipment & Supplies — 0.8%
Zimmer Biomet Holdings, Inc.	290,706	29,823,529

Health Care Providers & Services — 1.2%
Express Scripts Holding Co.*	217,514	19,012,899
Laboratory Corp. of America Holdings*	227,529	28,131,685

		47,144,584

Hotels, Restaurants & Leisure — 5.4%
Carnival Corp.	932,376	50,795,845
Marriott International, Inc. (Class A Stock)(a)	606,257	40,643,469
McDonald’s Corp.	315,984	37,330,350
Shake Shack, Inc. (Class A Stock)*(a)	237,590	9,408,564
Starbucks Corp.	1,136,809	68,242,644

		206,420,872

Industrial Conglomerates — 0.9%
General Electric Co.	1,091,515	34,000,692

Insurance — 2.1%
ACE Ltd.	331,445	38,729,348
MetLife, Inc.	906,259	43,690,747

		82,420,095

Internet & Catalog Retail — 5.3%
Amazon.com, Inc.*	166,184	112,322,104
Netflix, Inc.*	470,691	53,837,636
Priceline Group, Inc. (The)*	31,317	39,927,609

		206,087,349

Internet Software & Services — 10.4%
Alibaba Group Holding Ltd. (China), ADR*(a)	493,269	40,087,972
Alphabet, Inc. (Class A Stock)*	93,041	72,386,828
Alphabet, Inc. (Class C Stock)*	97,206	73,767,689
Facebook, Inc. (Class A Stock)*	1,038,662	108,706,365
LinkedIn Corp. (Class A Stock)*	251,936	56,705,755
Tencent Holdings Ltd. (China)	2,507,464	49,096,111

		400,750,720

IT Services — 3.2%
MasterCard, Inc. (Class A Stock)	549,097	53,460,084
Visa, Inc. (Class A Stock)(a)	899,824	69,781,351

		123,241,435

Life Sciences Tools & Services — 0.8%
Illumina, Inc.*	156,472	30,034,018

Media — 2.5%
Comcast Corp. (Class A Stock)	887,649	50,090,033

SEE NOTES TO FINANCIAL STATEMENTS.

A60

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Walt Disney Co. (The)	446,476	$46,915,698

		97,005,731

Multi-Utilities — 0.9%
PG&E Corp.	654,024	34,787,537

Multiline Retail — 1.2%
Target Corp.	628,113	45,607,285

Oil, Gas & Consumable Fuels — 3.7%
Chevron Corp.	370,691	33,347,362
Marathon Oil Corp.	1,089,117	13,711,983
Noble Energy, Inc.	813,947	26,803,275
Occidental Petroleum Corp.	513,466	34,715,436
Suncor Energy, Inc. (Canada)	1,262,075	32,580,270

		141,158,326

Pharmaceuticals — 9.6%
Allergan PLC*	292,118	91,286,875
Bayer AG (Germany), ADR(a)	85,873	10,719,956
Bristol-Myers Squibb Co.	703,547	48,396,998
Merck & Co., Inc.	661,902	34,961,663
Novo Nordisk A/S (Denmark), ADR	415,100	24,109,008
Pfizer, Inc.	1,350,514	43,594,592
Shire PLC (Ireland), ADR	279,319	57,260,395
Teva Pharmaceutical Industries Ltd. (Israel), ADR(a)	892,245	58,566,962

		368,896,449

Road & Rail — 0.5%
Hertz Global Holdings, Inc.*	1,297,165	18,458,658

Semiconductors & Semiconductor Equipment — 0.9%
Texas Instruments, Inc.	631,243	34,598,429

Software — 9.2%
Adobe Systems, Inc.*	516,078	48,480,367
Microsoft Corp.	2,080,240	115,411,715
PTC, Inc.*	736,637	25,509,739
Red Hat, Inc.*	492,871	40,814,648
salesforce.com, Inc.*	841,025	65,936,360
Splunk, Inc.*	457,707	26,917,749
Workday, Inc. (Class A Stock)*	368,498	29,361,921

		352,432,499

Specialty Retail — 1.3%
Industria de Diseno Textil SA (Spain), ADR	2,876,369	49,617,365

Technology Hardware, Storage & Peripherals — 2.7%
Apple, Inc.	870,782	91,658,513
HP, Inc.	1,194,677	14,144,976

		105,803,489

Textiles, Apparel & Luxury Goods — 3.1%
Coach, Inc.	578,044	18,919,380
NIKE, Inc. (Class B Stock)	1,103,257	68,953,562
Under Armour, Inc. (Class A Stock)*(a)	372,449	30,023,114

		117,896,056

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services — 1.1%
Vodafone Group PLC (United Kingdom), ADR	1,344,704	$43,380,151

TOTAL LONG-TERM INVESTMENTS (cost $2,637,503,531)		3,726,007,515

SHORT-TERM INVESTMENT — 8.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $325,205,911; includes $207,819,914 of cash collateral for securities on loan) (Note 4)(b)(c)	325,205,911	325,205,911

TOTAL INVESTMENTS — 105.3% (cost $2,962,709,442)		4,051,213,426
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.3)%		(203,096,015)

NET ASSETS — 100.0%		$3,848,117,411

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $202,113,270; cash collateral of $207,819,914 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A61

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$67,386,881	$—	$—
Auto Components	37,243,039	—	—
Automobiles	30,194,458	—	—
Banks	284,477,016	—	—
Beverages	21,462,008	—	—
Biotechnology	198,585,733	—	—
Capital Markets	92,225,523	—	—
Chemicals	38,227,502	—	—
Consumer Finance	61,409,525	—	—
Diversified Financial Services	25,489,935	—	—
Electric Utilities	40,663,550	—	—
Electrical Equipment	34,895,006	—	—
Electronic Equipment, Instruments & Components	20,681,172	—	—
Energy Equipment & Services	25,697,953	—	—
Food & Staples Retailing	89,527,189	—	—
Food Products	88,275,756	—	—
Health Care Equipment & Supplies	29,823,529	—	—
Health Care Providers & Services	47,144,584	—	—
Hotels, Restaurants & Leisure	206,420,872	—	—
Industrial Conglomerates	34,000,692	—	—
Insurance	82,420,095	—	—
Internet & Catalog Retail	206,087,349	—	—
Internet Software & Services	351,654,609	49,096,111	—
IT Services	123,241,435	—	—
Life Sciences Tools & Services	30,034,018	—	—
Media	97,005,731	—	—
Multi-Utilities	34,787,537	—	—
Multiline Retail	45,607,285	—	—
Oil, Gas & Consumable Fuels	141,158,326	—	—
Pharmaceuticals	368,896,449	—	—
Road & Rail	18,458,658	—	—
Semiconductors & Semiconductor Equipment	34,598,429	—	—
Software	352,432,499	—	—
Specialty Retail	49,617,365	—	—
Technology Hardware, Storage & Peripherals	105,803,489	—	—
Textiles, Apparel & Luxury Goods	117,896,056	—	—
Wireless Telecommunication Services	43,380,151	—	—
Affiliated Money Market Mutual Fund	325,205,911	—	—

Total	$4,002,117,315	$49,096,111	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows(Unaudited):

Internet Software & Services	10.4%
Pharmaceuticals	9.6
Software	9.2
Affiliated Money Market Mutual Fund (including 5.4% of collateral for securities on loan)	8.5
Banks	7.4
Hotels, Restaurants & Leisure	5.4
Internet & Catalog Retail	5.3
Biotechnology	5.2
Oil, Gas & Consumable Fuels	3.7
IT Services	3.2
Textiles, Apparel & Luxury Goods	3.1
Technology Hardware, Storage & Peripherals	2.7
Media	2.5

Capital Markets	2.4%
Food & Staples Retailing	2.3
Food Products	2.3
Insurance	2.1
Aerospace & Defense	1.7
Consumer Finance	1.6
Specialty Retail	1.3
Health Care Providers & Services	1.2
Multiline Retail	1.2
Wireless Telecommunication Services	1.1
Electric Utilities	1.0
Chemicals	1.0
Auto Components	1.0
Electrical Equipment	0.9

SEE NOTES TO FINANCIAL STATEMENTS.

A62

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Industry table (cont.)
Multi-Utilities	0.9%
Semiconductors & Semiconductor Equipment	0.9
Industrial Conglomerates	0.9
Automobiles	0.8
Life Sciences Tools & Services	0.8
Health Care Equipment & Supplies	0.8
Energy Equipment & Services	0.7

Diversified Financial Services	0.7%
Beverages	0.5
Electronic Equipment, Instruments & Components	0.5
Road & Rail	0.5

105.3
Liabilities in excess of other assets	(5.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A63

EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2015

ASSETS
Investments at value, including securities on loan of $202,113,270:
Unaffiliated investments (cost $2,637,503,531)	$3,726,007,515
Affiliated investments (cost $325,205,911)	325,205,911
Receivable for investments sold	58,964,092
Dividends receivable	3,440,695
Tax reclaim receivable	1,714,954
Receivable for Series shares sold	17,565
Prepaid expenses	30,598

Total Assets	4,115,381,330

LIABILITIES
Payable to broker for collateral for securities on loan	207,819,914
Payable for investments purchased	57,395,536
Management fee payable	1,481,320
Accrued expenses and other liabilities	289,805
Payable for Series shares repurchased	275,186
Affiliated transfer agent fee payable	980
Distribution fee payable	418
Deferred trustees’ fees	418
Administration fee payable	342

Total Liabilities	267,263,919

NET ASSETS	$3,848,117,411

Net assets were comprised of:
Paid-in capital	$1,887,416,293
Retained earnings	1,960,701,118

Net assets, December 31, 2015	$3,848,117,411

Class I:
Net asset value and redemption price per share $3,846,166,165 / 97,441,929 outstanding shares of beneficial interest	$39.47

Class II:
Net asset value and redemption price per share $1,951,246 / 49,498 outstanding shares of beneficial interest	$39.42

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $789,689)	$51,242,296
Affiliated income from securities lending, net	1,269,211
Affiliated dividend income	193,450

Total income	52,704,957

EXPENSES
Management fee	17,823,236
Distribution fee—Class II	5,050
Administration fee—Class II	3,030
Custodian and accounting fees	455,000
Shareholders’ reports	209,000
Insurance expenses	49,000
Trustees’ fees	46,000
Audit fee	33,000
Legal fees and expenses	17,000
Transfer agent’s fees and expenses (including affiliated expense of $5,800)	12,000
Miscellaneous	34,354

Total expenses	18,686,670

NET INVESTMENT INCOME	34,018,287

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	164,864,536
Foreign currency transactions	(125,399)

164,739,137

Net change in unrealized appreciation (depreciation) on:
Investments	(104,728,910)
Foreign currencies	(73,823)

(104,802,733)

NET GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	59,936,404

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$93,954,691

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$34,018,287	$20,780,578
Net realized gain on investment and foreign currency transactions	164,739,137	365,889,333
Net change in unrealized depreciation on investments and foreign currencies	(104,802,733)	(92,188,862)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	93,954,691	294,481,049

SERIES SHARE TRANSACTIONS (NOTE 7)
Series shares sold	11,599,955	12,816,469
Series shares repurchased	(277,235,158)	(260,744,091)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(265,635,203)	(247,927,622)

TOTAL INCREASE (DECREASE)	(171,680,512)	46,553,427
NET ASSETS:
Beginning of year	4,019,797,923	3,973,244,496

End of year	$3,848,117,411	$4,019,797,923

SEE NOTES TO FINANCIAL STATEMENTS.

A64

FLEXIBLE MANAGED PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2015

LONG-TERM INVESTMENTS — 94.9%
COMMON STOCKS — 60.1%	Shares	Value (Note 2)
Aerospace & Defense — 1.8%
Airbus Group NV (France)	21,149	$1,425,183
General Dynamics Corp.	128,700	17,678,232
Huntington Ingalls Industries, Inc.	69,900	8,866,815
Lockheed Martin Corp.	90,500	19,652,075
Raytheon Co.	62,100	7,733,313
Safran SA (France)	3,417	234,759
Thales SA (France)	1,230	92,066
United Technologies Corp.	126,400	12,143,248

		67,825,691

Air Freight & Logistics — 0.4%
FedEx Corp.	88,200	13,140,918
Royal Mail PLC (United Kingdom)	59,895	392,307

		13,533,225

Airlines — 0.8%
ANA Holdings, Inc. (Japan)	12,000	34,621
Cathay Pacific Airways Ltd. (Hong Kong)	187,000	321,763
Delta Air Lines, Inc.	231,700	11,744,873
easyJet PLC (United Kingdom)	31,398	805,269
International Consolidated Airlines Group SA (United Kingdom)	8,705	78,025
Japan Airlines Co. Ltd. (Japan)	10,000	357,929
Qantas Airways Ltd. (Australia)*	5,692	16,871
Ryanair Holdings PLC (Ireland), ADR	2,485	214,853
Southwest Airlines Co.	407,200	17,534,032

		31,108,236

Auto Components — 0.1%
Cie Generale des Etablissements Michelin (France)	2,186	208,070
Cooper Tire & Rubber Co.	55,000	2,081,750
Dana Holding Corp.	49,100	677,580
Koito Manufacturing Co. Ltd. (Japan)	19,000	779,141
NHK Spring Co. Ltd. (Japan)	1,800	18,047
Nokian Renkaat OYJ (Finland)	1,335	47,662
Toyota Industries Corp. (Japan)	1,900	101,600
Valeo SA (France)	953	146,929

		4,060,779

Automobiles — 0.5%
Daimler AG (Germany)	22,817	1,906,462
Fiat Chrysler Automobiles NV (United Kingdom)*	10,683	148,365
Ford Motor Co.	729,300	10,275,837
Fuji Heavy Industries Ltd. (Japan)	25,700	1,058,744
Mazda Motor Corp. (Japan)	41,400	854,279
Mitsubishi Motors Corp. (Japan)	7,500	63,454
Nissan Motor Co. Ltd. (Japan)	78,600	823,000
Peugeot SA (France)*	43,783	767,473
Renault SA (France)	2,242	224,415
Suzuki Motor Corp. (Japan)	4,300	130,651
Toyota Motor Corp. (Japan)	20,200	1,243,896
Volkswagen AG (Germany)	384	59,008

		17,555,584

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks — 3.7%
Australia & New Zealand Banking Group Ltd. (Australia)	23,801	$480,298
Banco Santander SA (Spain)	35,131	172,823
Bank Hapoalim BM (Israel)	156,691	808,840
Bank of America Corp.	1,967,000	33,104,610
Bank of Queensland Ltd. (Australia)	61,945	624,877
Bank of Yokohama Ltd. (The) (Japan)	12,000	73,555
Bendigo & Adelaide Bank Ltd. (Australia)	5,295	45,801
BNP Paribas SA (France)	7,465	422,352
Chiba Bank Ltd. (The) (Japan)	8,000	56,770
Citigroup, Inc.	42,800	2,214,900
Commonwealth Bank of Australia (Australia)	31,876	1,970,713
Credit Agricole SA (France)	12,219	143,991
DNB ASA (Norway)	64,277	791,971
Fukuoka Financial Group, Inc. (Japan)	9,000	44,628
Hachijuni Bank Ltd. (The) (Japan)	5,000	30,600
Hang Seng Bank Ltd. (Hong Kong)	3,800	72,023
Hiroshima Bank Ltd. (The) (Japan)	6,000	34,103
HSBC Holdings PLC (United Kingdom)	308,270	2,433,564
Intesa Sanpaolo SpA (Italy)	158,871	524,911
Japan Post Bank Co. Ltd. (Japan)*	4,700	68,431
Joyo Bank Ltd. (The) (Japan)	7,000	33,102
JPMorgan Chase & Co.	545,994	36,051,984
KBC Groep NV (Belgium)	18,127	1,133,418
Kyushu Financial Group, Inc. (Japan)*	3,800	26,778
Mitsubishi UFJ Financial Group, Inc. (Japan)	148,700	921,085
Mizuho Financial Group, Inc. (Japan)	720,000	1,440,000
Nordea Bank AB (Sweden)	35,409	388,499
PNC Financial Services Group, Inc. (The)	140,500	13,391,055
Regions Financial Corp.(a)	366,100	3,514,560
Resona Holdings, Inc. (Japan)	196,300	953,279
Societe Generale SA (France)	15,355	707,595
Sumitomo Mitsui Financial Group, Inc. (Japan)	38,100	1,437,934
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	37,000	140,131
SunTrust Banks, Inc.	334,800	14,342,832
Suruga Bank Ltd. (Japan)	2,100	43,278
Swedbank AB (Sweden) (Class A Stock)	7,377	162,468
U.S. Bancorp	49,000	2,090,830
United Overseas Bank Ltd. (Singapore)	14,900	205,424
Wells Fargo & Co.	308,912	16,792,456

SEE NOTES TO FINANCIAL STATEMENTS.

A65

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Westpac Banking Corp. (Australia)	38,386	$930,466

		138,826,935

Beverages — 1.3%
Anheuser-Busch InBev NV (Belgium)	8,622	1,072,990
Asahi Group Holdings Ltd. (Japan)(a)	4,500	140,870
Coca-Cola Co. (The)	275,800	11,848,368
Diageo PLC (United Kingdom)	12,961	353,938
Heineken Holding NV (Netherlands)	10,567	813,523
Heineken NV (Netherlands)	10,859	925,376
PepsiCo, Inc.	330,120	32,985,590
Pernod Ricard SA (France)	2,459	280,437
SABMiller PLC (United Kingdom)	8,304	496,782
Treasury Wine Estates Ltd. (Australia)	7,186	43,145

		48,961,019

Biotechnology — 2.5%
Actelion Ltd. (Switzerland)	1,213	168,539
Amgen, Inc.	153,308	24,886,488
Biogen Idec, Inc.*(a)	60,300	18,472,905
Celgene Corp.*	175,100	20,969,976
CSL Ltd. (Australia)	3,896	297,029
Gilead Sciences, Inc.	179,000	18,113,010
Grifols SA (Spain)	1,757	81,212
Regeneron Pharmaceuticals, Inc.*(a)	23,000	12,486,010

		95,475,169

Building Products — 0.4%
Asahi Glass Co. Ltd. (Japan)(a)	10,000	57,289
Daikin Industries Ltd. (Japan)	2,600	189,336
LIXIL Group Corp. (Japan)	3,100	68,850
Masco Corp.	438,000	12,395,400
Owens Corning	37,500	1,763,625
Universal Forest Products, Inc.	25,400	1,736,598

		16,211,098

Capital Markets — 0.8%
3i Group PLC (United Kingdom)	11,530	81,677
Bank of New York Mellon Corp. (The)	69,400	2,860,668
Franklin Resources, Inc.(a)	45,400	1,671,628
Goldman Sachs Group, Inc. (The)	110,100	19,843,323
Investec PLC (South Africa)	6,565	46,290
Macquarie Group Ltd. (Australia)	3,490	208,782
Mediobanca SpA (Italy)	6,244	59,856
Morgan Stanley	114,400	3,639,064
Nomura Holdings, Inc. (Japan)	41,200	229,486
Partners Group Holding AG (Switzerland)	187	67,252
UBS Group AG (Switzerland)	39,839	772,855
Waddell & Reed Financial, Inc. (Class A Stock)	35,600	1,020,296

		30,501,177

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals — 0.9%
Asahi Kasei Corp. (Japan)	136,000	$919,646
BASF SE (Germany)	1,325	100,937
Cabot Corp.	81,300	3,323,544
Daicel Corp. (Japan)	75,100	1,117,631
EMS-Chemie Holding AG (Switzerland)	87	38,288
Evonik Industries AG (Germany)	1,286	42,537
K+S AG (Germany)	6,091	155,267
Kuraray Co. Ltd. (Japan)(a)	3,900	47,240
LyondellBasell Industries NV (Class A Stock)	204,700	17,788,430
Mitsubishi Chemical Holdings Corp. (Japan)	15,500	98,343
Mitsubishi Gas Chemical Co., Inc. (Japan)	4,000	20,454
Mitsui Chemicals, Inc. (Japan)	9,000	39,915
Mosaic Co. (The)	172,600	4,762,034
Solvay SA (Belgium)	640	68,307
Sumitomo Chemical Co. Ltd. (Japan)	16,000	91,890
Teijin Ltd. (Japan)	11,000	37,487
Toray Industries, Inc. (Japan)	15,000	139,388
Westlake Chemical Corp.	45,200	2,455,264
Yara International ASA (Norway)	20,992	902,830

		32,149,432

Commercial Services & Supplies
Herman Miller, Inc.	26,500	760,550
Secom Co. Ltd. (Japan)	2,200	149,093
Securitas AB (Sweden) (Class B Stock)	3,637	55,613

		965,256

Communications Equipment — 1.1%
Brocade Communications Systems, Inc.	243,600	2,236,248
Cisco Systems, Inc.	779,800	21,175,469
Juniper Networks, Inc.	402,500	11,109,000
QUALCOMM, Inc.	157,200	7,857,642

		42,378,359

Construction & Engineering — 0.2%
ACS Actividades de Construccion y Servicios SA (Spain)	2,119	61,997
Bouygues SA (France)	2,187	86,716
CIMIC Group Ltd. (Australia)	1,073	18,822
Comfort Systems USA, Inc.	23,200	659,344
EMCOR Group, Inc.	59,600	2,863,184
Ferrovial SA (Spain)	4,867	110,059
KBR, Inc.	60,400	1,021,968
Obayashi Corp. (Japan)	62,000	572,087
Shimizu Corp. (Japan)	6,000	48,925
Skanska AB (Sweden) (Class B Stock)	40,263	780,845
Taisei Corp. (Japan)	21,000	138,326
Vinci SA (France)	10,710	686,459

		7,048,732

SEE NOTES TO FINANCIAL STATEMENTS.

A66

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction Materials
Headwaters, Inc.*	44,400	$749,028
Holcim Ltd. (Switzerland)	4,712	235,953
Taiheiyo Cement Corp. (Japan)	14,000	40,884

		1,025,865

Consumer Finance — 0.2%
Navient Corp.	761,400	8,718,030
Provident Financial PLC (United Kingdom)	10,665	528,802

		9,246,832

Containers & Packaging — 0.1%
Owens-Illinois, Inc.*	111,700	1,945,814
Rexam PLC (United Kingdom)	7,602	67,806

		2,013,620

Diversified Financial Services — 1.4%
Berkshire Hathaway, Inc. (Class B Stock)*	301,000	39,744,040
Groupe Bruxelles Lambert SA (Belgium)	874	74,786
Investment AB Kinnevik (Sweden) (Class B Stock)	2,725	83,934
Investor AB (Sweden) (Class B Stock)	25,111	922,834
McGraw-Hill Financial, Inc.	101,100	9,966,438
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	5,700	29,334
ORIX Corp. (Japan)	81,800	1,147,528

		51,968,894

Diversified Telecommunication Services — 1.9%
AT&T, Inc.	1,021,420	35,147,062
BT Group PLC (United Kingdom)	51,020	354,263
Deutsche Telekom AG (Germany)	4,429	79,548
Nippon Telegraph & Telephone Corp. (Japan)	35,100	1,396,914
Orange SA (France)	65,876	1,101,830
PCCW Ltd. (Hong Kong)	55,000	32,151
Spark New Zealand Ltd. (New Zealand)	291,049	655,342
Telecom Italia SpA (Italy)	65,066	66,780
Telecom Italia SpA (Italy)*(a)	136,581	173,092
Telefonica SA (Spain)	52,767	585,396
TPG Telecom Ltd. (Australia)	3,430	24,558
Verizon Communications, Inc.	701,188	32,408,909

		72,025,845

Electric Utilities — 1.1%
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	7,000	64,672
Chubu Electric Power Co., Inc. (Japan)	7,000	95,856
Chugoku Electric Power Co., Inc. (The) (Japan)	3,200	42,251
EDP-Energias de Portugal SA (Portugal)	18,791	67,711
Electricite de France (France)	52,463	772,652
Endesa SA (Spain)(a)	31,740	637,649
Entergy Corp.	49,700	3,397,492

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
Exelon Corp.	524,900	$14,576,473
FirstEnergy Corp.	254,300	8,068,939
Fortum OYJ (Finland)	58,563	882,340
Hokuriku Electric Power Co. (Japan)	1,700	25,123
Kansai Electric Power Co., Inc. (The) (Japan)*	8,300	99,515
Kyushu Electric Power Co., Inc. (Japan)*	4,700	51,226
PPL Corp.	403,300	13,764,629
Red Electrica Corp. SA (Spain)	1,201	100,320
Shikoku Electric Power Co., Inc. (Japan)	2,500	39,053
SSE PLC (United Kingdom)	7,874	176,802
Tohoku Electric Power Co., Inc. (Japan)	5,000	62,507
Tokyo Electric Power Co., Inc. (Japan)*	15,800	90,980

		43,016,190

Electrical Equipment — 0.1%
Acuity Brands, Inc.(a)	9,500	2,221,100
Fuji Electric Co. Ltd. (Japan)	6,000	25,163
OSRAM Licht AG (Germany)	972	40,610
Vestas Wind Systems A/S (Denmark)	19,410	1,355,571

		3,642,444

Electronic Equipment, Instruments & Components — 0.2%
Alps Electric Co. Ltd. (Japan)	26,400	715,916
CDW Corp.	72,400	3,043,696
Citizen Holdings Co. Ltd. (Japan)	2,900	20,843
Ibiden Co. Ltd. (Japan)	1,300	18,637
Ingenico Group (France)	596	75,228
Jabil Circuit, Inc.	89,700	2,089,113
Murata Manufacturing Co. Ltd. (Japan)	7,000	1,007,169
TDK Corp. (Japan)	1,500	96,066
Yokogawa Electric Corp. (Japan)	65,800	791,307

		7,857,975

Energy Equipment & Services — 0.1%
Ensco PLC (Class A Stock)	358,700	5,520,393
Petrofac Ltd. (United Kingdom)	3,074	36,057
Transocean Ltd.(a)	4,027	50,340

		5,606,790

Food & Staples Retailing — 1.2%
Casino Guichard Perrachon SA (France)(a)	591	27,151
ICA Gruppen AB (Sweden)(a)	22,003	799,069
J. Sainsbury PLC (United Kingdom)	211,202	804,305
Kroger Co. (The)	469,300	19,630,819
Lawson, Inc. (Japan)	700	56,820
METRO AG (Germany)	13,773	438,773
Wal-Mart Stores, Inc.	370,900	22,736,170
Wesfarmers Ltd. (Australia)	39,436	1,188,917
Woolworths Ltd. (Australia)	15,132	268,479

		45,950,503

SEE NOTES TO FINANCIAL STATEMENTS.

A67

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products — 1.2%
Archer-Daniels-Midland Co.	378,300	$13,876,044
Bunge Ltd.	170,800	11,662,224
Ingredion, Inc.	19,700	1,888,048
Kerry Group PLC (Ireland) (Class A Stock)	1,848	152,904
Lindt & Spruengli AG (Switzerland)	1	74,501
MEIJI Holdings Co. Ltd. (Japan)	500	41,300
Nestle SA (Switzerland)	26,943	2,000,120
Nippon Meat Packers, Inc. (Japan)	2,000	39,200
Orkla ASA (Norway)	5,585	44,060
Tate & Lyle PLC (United Kingdom)	1,631	14,366
Tyson Foods, Inc. (Class A Stock)	251,900	13,433,827
Wilmar International Ltd. (Singapore)	387,300	799,128

		44,025,722

Gas Utilities — 0.1%
Enagas SA (Spain)	1,698	47,897
UGI Corp.	146,600	4,949,216

		4,997,113

Health Care Equipment & Supplies — 1.1%
Abbott Laboratories	219,500	9,857,745
C.R. Bard, Inc.	69,900	13,241,856
Hologic, Inc.*(a)	141,000	5,455,290
Hoya Corp. (Japan)	4,900	200,374
Masimo Corp.*	18,500	767,935
Stryker Corp.	147,500	13,708,650

		43,231,850

Health Care Providers & Services — 1.9%
Aetna, Inc.	171,800	18,575,016
Alfresa Holdings Corp. (Japan)	1,900	37,526
Anthem, Inc.	81,400	11,350,416
Cardinal Health, Inc.	11,800	1,053,386
Cigna Corp.	30,400	4,448,432
Express Scripts Holding Co.*(a)	205,900	17,997,719
Fresenius SE & Co. KGaA (Germany)	4,466	318,125
McKesson Corp.(a)	70,500	13,904,715
Medipal Holdings Corp. (Japan)	22,000	374,968
Miraca Holdings, Inc. (Japan)	800	35,201
Ramsay Health Care Ltd. (Australia)	1,651	81,183
Ryman Healthcare Ltd. (New Zealand)	5,231	30,358
Sonic Healthcare Ltd. (Australia)	8,509	110,167
Suzuken Co. Ltd. (Japan)	1,080	41,042
UnitedHealth Group, Inc.	17,300	2,035,172

		70,393,426

Hotels, Restaurants & Leisure — 1.3%
Bloomin’ Brands, Inc.	119,400	2,016,666
Boyd Gaming Corp.*	119,400	2,372,478
Carnival PLC	2,131	121,396
Extended Stay America, Inc.	86,800	1,380,120
Flight Centre Travel Group Ltd. (Australia)(a)	28,129	811,259

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Marriott Vacations Worldwide Corp.	38,000	$2,164,100
McDonald’s Corp.	247,300	29,216,022
Sodexo SA (France)	1,093	106,783
Starbucks Corp.	42,900	2,575,287
Tui AG (Germany)	5,434	97,025
Yum! Brands, Inc.(a)	128,800	9,408,840

		50,269,976

Household Durables — 0.1%
Barratt Developments PLC (United Kingdom)	98,279	905,618
Electrolux AB (Sweden)	7,645	184,454
Iida Group Holdings Co. Ltd. (Japan)	2,000	37,068
Nikon Corp. (Japan)(a)	21,300	285,281
Persimmon PLC (United Kingdom)	3,351	99,972
Rinnai Corp. (Japan)	500	44,302
Sekisui House Ltd. (Japan)	14,900	250,525
Taylor Wimpey PLC (United Kingdom)	347,352	1,038,368

		2,845,588

Household Products — 1.5%
Kimberly-Clark Corp.	143,800	18,305,740
Procter & Gamble Co. (The)	448,705	35,631,664
Reckitt Benckiser Group PLC (United Kingdom)	6,992	646,948
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	39,008	1,130,456

		55,714,808

Independent Power & Renewable Electricity Producers — 0.5%
AES Corp.	942,300	9,017,811
Electric Power Development Co. Ltd. (Japan)	1,600	56,987
NRG Energy, Inc.	905,800	10,661,266

		19,736,064

Industrial Conglomerates — 1.1%
3M Co.	145,900	21,978,376
Carlisle Cos., Inc.	63,800	5,658,422
CK Hutchison Holdings Ltd. (Hong Kong)	86,020	1,156,275
General Electric Co.	396,492	12,350,726
Seibu Holdings, Inc. (Japan)	1,400	28,591
Siemens AG (Germany)	4,870	471,155

		41,643,545

Insurance — 1.4%
Aflac, Inc.	158,100	9,470,190
Ageas (Belgium)	2,220	103,039
AIA Group Ltd. (Hong Kong)	7,400	44,216
Allianz SE (Germany)	10,700	1,886,185
Allstate Corp. (The)	228,000	14,156,520
American Financial Group, Inc.	51,300	3,697,704
AXA SA (France)	22,783	622,516
Baloise Holding AG (Switzerland)	2,343	296,948
Dai-ichi Life Insurance Co. Ltd. (The) (Japan)	12,500	207,971

SEE NOTES TO FINANCIAL STATEMENTS.

A68

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Direct Line Insurance Group PLC (United Kingdom)	15,083	$90,410
Hannover Rueck SE (Germany)	10,062	1,148,981
Japan Post Holdings Co. Ltd. (Japan)*	5,200	80,686
Legal & General Group PLC (United Kingdom)	236,564	933,464
Medibank Pvt Ltd. (Australia)	30,636	47,771
MetLife, Inc.	61,100	2,945,631
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	3,483	693,947
NN Group NV (Netherlands)	18,186	641,658
Old Mutual PLC (United Kingdom)	52,817	138,944
Old Republic International Corp.	200,600	3,737,178
RSA Insurance Group PLC (United Kingdom)	20,476	128,515
Sampo OYJ (Finland) (Class A Stock)	5,197	263,917
SCOR SE (France)	2,736	102,375
Swiss Life Holding AG (Switzerland)	342	92,118
Swiss Re AG (Switzerland)	11,889	1,161,155
Travelers Cos., Inc. (The)	69,700	7,866,342
UnipolSai SpA (Italy)	301,829	767,889

		51,326,270

Internet & Catalog Retail — 1.2%
Amazon.com, Inc.*	66,600	45,014,274

Internet Software & Services — 2.3%
Alphabet, Inc. (Class A Stock)*	34,300	26,685,743
Alphabet, Inc. (Class C Stock)*	48,582	36,867,908
eBay, Inc.*	440,900	12,115,932
Facebook, Inc. (Class A Stock)*	89,000	9,314,740
Mixi, Inc. (Japan)	500	18,702
Yahoo Japan Corp. (Japan)	16,500	67,071

		85,070,096

IT Services — 1.7%
Accenture PLC (Class A Stock)	163,500	17,085,750
Amadeus IT Holding SA (Spain) (Class A Stock)	5,013	220,947
Atos SE (France)	960	80,595
Cap Gemini SA (France)	6,361	590,212
CSRA, Inc.	133,100	3,993,000
DST Systems, Inc.	6,800	775,608
Fiserv, Inc.*(a)	79,000	7,225,340
International Business Machines Corp.	32,900	4,527,698
Obic Co. Ltd. (Japan)	800	42,348
Total System Services, Inc.	88,900	4,427,220
Visa, Inc. (Class A Stock)(a)	309,000	23,962,950

		62,931,668

Leisure Products
Bandai Namco Holdings, Inc. (Japan)	2,100	44,367
Sankyo Co. Ltd. (Japan)	600	22,396

COMMON STOCKS (continued)	Shares	Value (Note 2)
Leisure Products (continued)
Shimano, Inc. (Japan)	900	$138,203

		204,966

Life Sciences Tools & Services — 0.5%
Lonza Group AG (Switzerland)	616	100,183
QIAGEN NV*	2,386	64,671
Thermo Fisher Scientific, Inc.	134,400	19,064,640

		19,229,494

Machinery — 0.5%
Amada Co. Ltd. (Japan)	3,800	36,262
Atlas Copco AB (Sweden) (Class B Stock)	4,607	105,917
Colfax Corp.*	87,300	2,038,455
Hoshizaki Electric Co. Ltd. (Japan)	500	31,083
Joy Global, Inc.	295,400	3,724,994
JTEKT Corp. (Japan)	2,500	40,920
Kawasaki Heavy Industries Ltd. (Japan)	16,000	59,198
Kone OYJ (Finland) (Class B Stock)	3,668	155,308
Kubota Corp. (Japan)	13,000	200,832
Makita Corp. (Japan)	1,300	74,915
Minebea Co. Ltd. (Japan)	4,000	34,248
Mitsubishi Heavy Industries Ltd. (Japan)	42,000	183,645
NGK Insulators Ltd. (Japan)	30,000	676,206
Rexnord Corp.*	109,500	1,984,140
Schindler Holding AG (Switzerland)	752	126,115
SMC Corp. (Japan)	600	155,840
Trinity Industries, Inc.	273,400	6,567,068
Volvo AB (Sweden) (Class B Stock)	4,575	42,422
Wabash National Corp.*(a)	162,800	1,925,924
Yangzijiang Shipbuilding Holdings Ltd. (China)	26,000	20,087

		18,183,579

Marine
A.P. Moeller – Maersk A/S (Denmark) (Class A Stock)	41	52,796
A.P. Moeller – Maersk A/S (Denmark) (Class B Stock)	498	649,544
Kuehne + Nagel International AG (Switzerland)	4,362	597,591
Nippon Yusen K.K. (Japan)	152,000	368,401

		1,668,332

Media — 1.5%
Cinemark Holdings, Inc.	74,600	2,493,878
Comcast Corp. (Class A Stock)(a)	475,673	26,842,227
Dentsu, Inc. (Japan)	2,400	131,309
Interpublic Group of Cos., Inc. (The)	134,400	3,128,832
News Corp. (Class A Stock)	408,900	5,462,904
News Corp. (Class B Stock)(a)	72,700	1,014,892
ProSiebenSat.1 Media AG (Germany)	20,373	1,027,850

SEE NOTES TO FINANCIAL STATEMENTS.

A69

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
RTL Group SA (Luxembourg)	420	$34,976
Thomson Reuters Corp.	111,400	4,216,490
Time, Inc.	187,300	2,934,991
Toho Co. Ltd. (Japan)	1,200	33,207
Walt Disney Co. (The)	77,600	8,154,208
Wolters Kluwer NV (Netherlands)	24,712	829,921

		56,305,685

Metals & Mining — 0.1%
BHP Billiton PLC (Australia)	6,611	73,725
Boliden AB (Sweden)	43,284	725,188
Fortescue Metals Group Ltd. (Australia)(a)	529,587	712,686
JFE Holdings, Inc. (Japan)	5,500	86,363
Mitsubishi Materials Corp. (Japan)	12,000	37,796
Newcrest Mining Ltd. (Australia)*	8,849	83,731
Nippon Steel & Sumitomo Metal Corp. (Japan)	8,400	166,172
Rio Tinto PLC (United Kingdom)	14,017	408,111
Steel Dynamics, Inc.	106,300	1,899,581
Sumitomo Metal Mining Co. Ltd. (Japan)	5,000	60,695
Voestalpine AG (Austria)	21,944	671,231

		4,925,279

Multi-Utilities — 0.6%
CenterPoint Energy, Inc.	253,900	4,661,604
National Grid PLC (United Kingdom)	110,000	1,517,084
Public Service Enterprise Group, Inc.	355,400	13,750,426
RWE AG (Germany)	61,431	774,488

		20,703,602

Multiline Retail — 0.7%
Dillard’s, Inc. (Class A Stock)(a)	41,200	2,707,252
Harvey Norman Holdings Ltd. (Australia)	6,703	20,263
Isetan Mitsukoshi Holdings Ltd. (Japan)	3,800	49,556
J. Front Retailing Co. Ltd. (Japan)	2,600	37,798
Macy’s, Inc.(a)	234,100	8,188,818
Next PLC (United Kingdom)	1,587	170,398
Ryohin Keikaku Co. Ltd. (Japan)	300	60,753
Takashimaya Co. Ltd. (Japan)	4,000	36,022
Target Corp.	187,900	13,643,419

		24,914,279

Oil, Gas & Consumable Fuels — 3.7%
BG Group PLC (United Kingdom)	40,409	585,766
BP PLC (United Kingdom)	316,916	1,646,922
Caltex Australia Ltd. (Australia)	3,232	88,342
Chevron Corp.	240,056	21,595,438
Columbia Pipeline Group, Inc.	216,000	4,320,000
Eni SpA (Italy)	9,114	135,418
Exxon Mobil Corp.	311,316	24,267,082
Galp Energia SGPS SA (Portugal)	35,810	417,857
Hess Corp.	187,200	9,075,456
HollyFrontier Corp.	258,300	10,303,587

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc.	111,200	$1,659,104
Marathon Oil Corp.	456,300	5,744,817
Marathon Petroleum Corp.	288,200	14,940,288
Neste OYJ (Finland)	1,749	52,201
OMV AG (Austria)	19,270	546,987
ONEOK, Inc.(a)	74,800	1,844,568
Phillips 66	185,800	15,198,440
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	47,197	1,068,979
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	28,660	653,192
Total SA (France)	37,955	1,701,585
Valero Energy Corp.(a)	286,600	20,265,486
Western Refining, Inc.	94,600	3,369,652

		139,481,167

Paper & Forest Products — 0.3%
Boise Cascade Co.*	64,400	1,644,132
International Paper Co.	233,700	8,810,490
Mondi PLC (South Africa)	40,445	792,757
UPM-Kymmene OYJ (Finland)	45,022	835,852

		12,083,231

Personal Products
Unilever NV (United Kingdom)	22,549	982,783
Unilever PLC (United Kingdom)	1,531	65,668

		1,048,451

Pharmaceuticals — 3.3%
Astellas Pharma, Inc. (Japan)	24,000	341,658
AstraZeneca PLC (United Kingdom)	5,148	347,736
Bayer AG (Germany)	7,248	905,210
Bristol-Myers Squibb Co.	292,000	20,086,680
Daiichi Sankyo Co. Ltd. (Japan)	45,300	934,979
GlaxoSmithKline PLC (United Kingdom)	57,329	1,157,814
Jazz Pharmaceuticals PLC*	18,900	2,656,584
Johnson & Johnson	329,698	33,866,579
Mallinckrodt PLC*	65,700	4,903,191
Merck & Co., Inc.	482,900	25,506,778
Mitsubishi Tanabe Pharma Corp. (Japan)	2,600	44,795
Novartis AG (Switzerland)	26,835	2,308,327
Novo Nordisk A/S (Denmark) (Class B Stock)	12,075	699,121
Otsuka Holdings Co. Ltd. (Japan)	32,800	1,165,349
Pfizer, Inc.	750,897	24,238,955
Roche Holding AG (Switzerland)	10,998	3,047,638
Sanofi (France)	12,872	1,096,980
Shire PLC (Ireland)	16,497	1,131,823
Teva Pharmaceutical Industries Ltd. (Israel)	21,973	1,433,539

		125,873,736

Professional Services — 0.2%
Capita PLC (United Kingdom)	17,739	315,623
Intertek Group PLC (United Kingdom)	1,912	78,214

SEE NOTES TO FINANCIAL STATEMENTS.

A70

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Professional Services (continued)
Randstad Holding NV (Netherlands)	1,489	$92,723
Robert Half International, Inc.	138,500	6,528,890
SGS SA (Switzerland)	378	718,389

		7,733,839

Real Estate Investment Trusts (REITs) — 1.8%
Annaly Capital Management, Inc.	1,158,200	10,863,916
Ascendas Real Estate Investment Trust (Singapore)	22,200	35,579
British Land Co. PLC (The) (United Kingdom)	11,499	133,054
CBL & Associates Properties, Inc.	329,300	4,073,441
Chimera Investment Corp.	108,100	1,474,484
Dexus Property Group (Australia)	11,410	61,890
Fonciere Des Regions (France)	351	31,394
Franklin Street Properties Corp.	84,000	869,400
Gecina SA (France)	382	46,441
GEO Group, Inc. (The)	32,600	942,466
GPT Group (Australia)	92,757	321,235
Hammerson PLC (United Kingdom)	98,383	869,746
Hospitality Properties Trust	196,500	5,138,475
Land Securities Group PLC (United Kingdom)	9,268	160,662
Link REIT (The) (Hong Kong)	188,500	1,123,815
Nomura Real Estate Master Fund, Inc. (Japan)*	39	48,476
Prologis, Inc.	348,700	14,966,204
Segro PLC (United Kingdom)	77,564	490,865
Senior Housing Properties Trust	141,600	2,101,344
Simon Property Group, Inc.	91,000	17,694,040
Starwood Property Trust, Inc.	123,300	2,535,048
Suntec Real Estate Investment Trust (Singapore)	27,600	30,058
WP Carey, Inc.	35,200	2,076,800

		66,088,833

Real Estate Management & Development — 0.5%
CBRE Group, Inc. (Class A Stock)*	303,900	10,508,862
Daiwa House Industry Co. Ltd. (Japan)	24,100	692,787
Deutsche Wohnen AG (Germany)	4,022	111,216
Henderson Land Development Co. Ltd. (Hong Kong)	13,510	82,411
Hysan Development Co. Ltd. (Hong Kong)	56,000	228,797
Jones Lang LaSalle, Inc.	36,600	5,850,876
Kerry Properties Ltd. (Hong Kong)	7,000	19,050
New World Development Co. Ltd. (Hong Kong)	62,000	60,880
Nomura Real Estate Holdings, Inc. (Japan)	1,800	33,394
RMR Group, Inc. (The) (Class A Stock)*	4,832	69,629
Sino Land Co. Ltd. (Hong Kong)	34,000	49,530
Sun Hung Kai Properties Ltd. (Hong Kong)	12,000	144,235

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development (continued)
Swiss Prime Site AG (Switzerland)	782	$61,072
Tokyu Fudosan Holdings Corp. (Japan)	6,000	37,607
Wharf Holdings Ltd. (The) (Hong Kong)	142,000	782,914
Wheelock & Co. Ltd. (Hong Kong)	112,000	469,973

		19,203,233

Road & Rail — 0.1%
AMERCO	3,300	1,285,350
Central Japan Railway Co. (Japan)	1,700	301,808
East Japan Railway Co. (Japan)	3,800	357,831
West Japan Railway Co. (Japan)	1,800	124,421

		2,069,410

Semiconductors & Semiconductor Equipment — 1.4%
Infineon Technologies AG (Germany)	13,060	190,399
Intel Corp.(a)	1,019,600	35,125,220
Texas Instruments, Inc.	307,700	16,865,037

		52,180,656

Software — 2.9%
Check Point Software Technologies Ltd. (Israel)*(a)	3,600	292,968
Citrix Systems, Inc.*(a)	134,100	10,144,665
Intuit, Inc.	117,800	11,367,700
Konami Holdings Corp (Japan)	23,600	561,787
Manhattan Associates, Inc.*	91,100	6,028,087
Microsoft Corp.	1,148,900	63,740,972
Nexon Co. Ltd. (Japan)	23,500	382,292
Nuance Communications, Inc.*	94,600	1,881,594
Oracle Corp.	328,400	11,996,452
SAP SE (Germany)	11,472	910,345
Synopsys, Inc.*	48,900	2,230,329

		109,537,191

Specialty Retail — 1.3%
AutoNation, Inc.*	40,300	2,404,298
Best Buy Co., Inc.	281,400	8,568,630
Gap, Inc. (The)(a)	240,200	5,932,940
GNC Holdings, Inc. (Class A Stock)	71,600	2,221,032
Home Depot, Inc. (The)	111,100	14,692,975
Industria de Diseno Textil SA (Spain)	32,557	1,118,473
Lowe’s Cos, Inc.	47,300	3,596,692
Nitori Holdings Co. Ltd. (Japan)	800	67,186
Ross Stores, Inc.	72,000	3,874,320
Shimamura Co. Ltd. (Japan)	200	23,422
Staples, Inc.	733,800	6,949,086
Yamada Denki Co. Ltd. (Japan)	8,000	34,556

		49,483,610

Technology Hardware, Storage & Peripherals — 2.7%
Apple, Inc.	774,600	81,534,396
EMC Corp.	89,900	2,308,632
FUJIFILM Holdings Corp. (Japan)	29,500	1,231,109
Hewlett Packard Enterprise Co.	654,500	9,948,400

SEE NOTES TO FINANCIAL STATEMENTS.

A71

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals (continued)
HP, Inc.	654,500	$7,749,280

		102,771,817

Textiles, Apparel & Luxury Goods — 0.8%
adidas AG (Germany)	9,522	924,202
Christian Dior SE (France)	4,394	746,379
Michael Kors Holdings Ltd.*	112,900	4,522,774
NIKE, Inc. (Class B Stock)	324,600	20,287,500
Oxford Industries, Inc.	33,700	2,150,734
Pandora A/S (Denmark)	3,380	426,164
Swatch Group AG (The) (Switzerland)	536	36,196

		29,093,949

Tobacco — 0.8%
Altria Group, Inc.	465,000	27,067,650
British American Tobacco PLC (United Kingdom)	21,864	1,214,203
Imperial Tobacco Group PLC (United Kingdom)	25,108	1,326,154
Japan Tobacco, Inc. (Japan)	26,400	969,244
Swedish Match AB (Sweden)	2,268	80,145

		30,657,396

Trading Companies & Distributors — 0.1%
AerCap Holdings NV (Netherlands)*	17,300	746,668
Ashtead Group PLC (United Kingdom)	48,667	800,958
ITOCHU Corp. (Japan)	18,700	221,192
Mitsui & Co. Ltd. (Japan)	5,800	68,916
Sumitomo Corp. (Japan)	12,200	124,383

		1,962,117

Transportation Infrastructure
Atlantia SpA (Italy)	4,465	118,137
Japan Airport Terminal Co. Ltd. (Japan)	500	22,135
Kamigumi Co. Ltd. (Japan)	3,000	25,829

COMMON STOCKS (continued)	Shares	Value (Note 2)
Transportation Infrastructure (continued)
Sydney Airport (Australia)	12,857	$59,172

		225,273

Water Utilities
Severn Trent PLC (United Kingdom)	2,569	82,123

Wireless Telecommunication Services — 0.1%
KDDI Corp. (Japan)	59,100	1,534,839
NTT DOCOMO, Inc. (Japan)	16,700	342,544
Vodafone Group PLC (United Kingdom)	308,578	1,000,652

		2,878,035

TOTAL COMMON STOCKS (cost $1,861,311,399)		2,264,745,333

EXCHANGE TRADED FUND
iShares MSCI EAFE Index Fund(a) (cost $820,598)	14,050	825,438

PREFERRED STOCKS
Automobiles
Bayerische Motoren Werke AG (Germany) (PRFC)	596	49,865
Volkswagen AG (Germany) (PRFC)	2,221	320,668

		370,533

Banks
Citigroup Capital XIII, 7.875%, (Capital Security, fixed to floating preferred)(b)	22,000	571,780

TOTAL PREFERRED STOCKS (cost $859,315)		942,313

	Units
RIGHTS*
Real Estate Investment Trusts (REITs)
Ascendias Real Estate Investment (Singapore), expiring 01/13/16 (cost $0)	832	32

ASSET-BACKED SECURITIES — 4.4%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Debt Obligation
Cent CDO XI Ltd. (Cayman Islands), Series 2006-11A, Class A1, 144A	0.583%(b)	04/25/19	372	$369,558

Collateralized Loan Obligations — 1.6%
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.497%(b)	04/20/25	2,550	2,515,763
AIMCO CLO (Cayman Islands), Series 2015-AA, Class A1, 144A	2.029%(b)	01/15/28	2,500	2,486,716
American Express Credit Account Secured Note Trust, Series 2012-4, Class C, 144A	1.131%(b)	05/15/20	3,900	3,890,060
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1, 144A	1.823%(b)	04/28/26	1,500	1,485,315
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	1.921%(b)	10/15/26	2,500	2,479,810
Arrowpoint CLO Ltd. (Cayman Islands), Series 2015-4A, Class A, 144A	1.865%(b)	04/18/27	250	246,680
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	1.861%(b)	10/15/26	750	742,582
Battalion CLO VII Ltd. (Cayman Islands), Series 2014-7A, Class A1, 144A	1.915%(b)	10/17/26	250	247,195

SEE NOTES TO FINANCIAL STATEMENTS.

A72

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

ASSET-BACKED SECURITIES — 4.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations (continued)
Battalion CLO VIII Ltd. (Cayman Islands), Series 2015-8A, Class A1, 144A	1.845%	(b)	04/18/27	1,250	$1,237,264
Benefit Street Partners CLO II Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	1.521%	(b)	07/15/24	1,200	1,181,422
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.465%	(b)	04/17/25	2,100	2,070,511
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.867%	(b)	04/20/26	2,200	2,178,983
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A2, 144A	2.117%	(b)	04/20/26	450	433,816
Catamaran CLO Ltd. (Cayman Islands), Series 2014-2A, Class A1, 144A	1.825%	(b)	10/18/26	500	493,465
Flagship VII Ltd. (Cayman Islands), Series 2013-7A, Class A1, 144A	1.787%	(b)	01/20/26	2,300	2,276,757
Flatiron CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.715%	(b)	01/17/26	500	494,208
Four Corners CLO III Ltd. (Cayman Islands), Series 2006-3A, Class A, 144A	0.570%	(b)	07/22/20	257	255,717
Galaxy XVIII CLO Ltd. (Cayman Islands), Series 2014-18A, Class A, 144A	1.791%	(b)	10/15/26	1,250	1,237,241
HLM (Cayman Islands), Series 2015-15, Class 6A, 144A	1.784%	(b)	05/05/27	250	246,635
ICG U.S. CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1B, 144A	3.280%		01/25/27	1,000	975,872
ING IM CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.461%	(b)	04/15/24	1,850	1,828,719
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	1.861%	(b)	04/15/27	500	495,022
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.952%	(b)	05/15/26	300	295,864
Limerock CLO II Ltd. (Cayman Islands), Series 2014-2A, Class A, 144A	1.817%	(b)	04/18/26	750	739,324
Magnetite CLO Ltd. (Cayman Islands), Series 2014-9A, Class A1, 144A	1.740%	(b)	07/25/26	3,000	2,970,793
Magnetite VIII Ltd. (Cayman Islands), Series 2014-8A, Class A, 144A	1.801%	(b)	04/15/26	5,300	5,259,788
Magnetite XI Ltd. (Cayman Islands), Series 2014-11A, Class A1, 144A	1.765%	(b)	01/18/27	500	493,079
Neuberger Berman CLO XII Ltd. (Cayman Islands), Series 2012-12AR, Class BR, 144A	2.420%	(b)	07/25/23	250	247,727
Neuberger Berman CLO XVI Ltd. (Cayman Islands), Series 2014-16A, Class A1, 144A	1.791%	(b)	04/15/26	500	494,617
OZLM Funding IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.470%	(b)	07/22/25	1,200	1,185,104
Race Point V CLO Ltd. (Cayman Islands), Series 2011-5AR, Class AR, 144A	1.812%	(b)	12/15/22	393	390,401
Race Point VIII CLO Ltd. (Cayman Islands), Series 2013-8A, Class A, 144A	1.620%	(b)	02/20/25	250	246,296
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	1.795%	(b)	07/17/26	800	793,117
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.350%		07/17/26	500	495,512
Shackleton CLO V Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	1.844%	(b)	05/07/26	1,250	1,234,096
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.371%	(b)	04/15/25	3,200	3,142,770
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	3.014%	(b)	08/17/22	500	491,703
Sound Point CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	3.017%	(b)	10/20/23	1,100	1,098,323
SVO VOI Mortgage LLC, Series 2012-AA, Class A, 144A	2.000%		09/20/29	872	859,004
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2014-3A, Class A, 144A	1.940%	(b)	01/22/27	2,250	2,229,875
Treman Park CLO LLC (Cayman Islands), Series 2015-1A, Class A, 144A	1.817%	(b)	04/20/27	250	248,044
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.441%	(b)	07/15/25	2,700	2,660,384
Vibrant CLO Ltd. (Cayman Islands), Series 2015-3A, Class A1, 144A	1.947%	(b)	04/20/26	3,000	2,971,007
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.817%	(b)	04/20/26	1,850	1,831,492
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.250%		04/20/26	500	485,790

					60,363,863

Non-Residential Mortgage-Backed Securities — 1.3%
AmeriCredit Automobile Receivables, Series 2015-4, Class A2B	1.026%	(b)	04/08/19	4,000	4,000,399
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	1,700	1,687,254
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	6,000	5,925,087
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 144A	2.630%		12/20/21	4,700	4,640,984
Ford Credit Auto Owner Trust, Series 2014-REV1, Class A, 144A	2.260%		11/15/25	2,000	2,016,133
Ford Credit Auto Owner Trust, Series 2014-REV2, Class A, 144A	2.310%		04/15/26	3,200	3,194,746

SEE NOTES TO FINANCIAL STATEMENTS.

A73

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

ASSET-BACKED SECURITIES — 4.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 144A (original cost $1,800,000; purchased 05/13/15)(c)(d)	0.831%	(b)	05/15/20	1,800	$1,792,990
Hertz Corp., Series 2015-1A, Class A, 144A	2.730%		03/25/21	5,300	5,254,002
Hertz Vehicle Financing II LP, Series 2015-3A, Class A, 144A	2.670%		09/25/21	3,400	3,357,388
OneMain Financial Issuance Trust, Series 2015-2A, Class A, 144A	2.570%		07/18/25	4,700	4,644,921
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B	1.031%	(b)	12/17/18	2,800	2,798,998
Santander Drive Auto Receivables Trust, Series 2015-5, Class A2B	1.081%	(b)	12/17/18	3,300	3,299,999
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160%		11/15/24	3,895	3,867,206
Synchrony Credit Card Master Note Trust, Series 2015-3, Class A	1.740%		09/15/21	1,700	1,686,488

					48,166,595

Residential Mortgage-Backed Securities — 1.5%
Banc of America Funding Trust, Series 2015-R4, Class 4A1, 144A	3.500%	(b)	01/01/30	2,307	2,292,342
Banc of America Funding Trust, Series 2015-R6, Class 1A1, 144A	0.376%	(b)	08/26/36	1,384	1,277,140
CDC Mortgage Capital Trust, Series 2002-HE3, Class M1	2.072%	(b)	03/25/33	205	193,893
Credit Suisse Mortgage Trust, Series 2015-12R, Class 1A1, 144A	2.402%	(b)	10/30/47	2,500	2,480,155
Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB6, Class A3	3.914%	(b)	07/25/35	302	287,917
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	4.891%	(b)	07/25/34	305	288,736
GSAMP Trust, Series 2004-HE2, Class A3C	1.582%	(b)	09/25/34	674	658,365
HSBC Home Equity Loan Trust U.S.A., Series 2006-4, Class A4	0.632%	(b)	03/20/36	2,250	2,240,074
Long Beach Mortgage Loan Trust, Series 2004-2, Class M1	1.217%	(b)	06/25/34	527	508,491
LSTAR Securities Investment Trust, Series 2014-1, Class NOTE, 144A	3.344%	(b)	09/01/21	4,458	4,452,185
LSTAR Securities Investment Trust, Series 2014-2, Class A, 144A	2.244%	(b)	12/01/21	852	842,221
LSTAR Securities Investment Trust, Series 2015-3, Class A, 144A	2.244%	(b)	03/01/20	3,708	3,654,338
LSTAR Securities Investment Trust, Series 2015-4, Class A1, 144A	2.244%	(b)	04/01/20	1,180	1,163,115
LSTAR Securities Investment Trust, Series 2015-5, Class A1, 144A	2.244%	(b)	04/01/20	1,995	1,966,486
LSTAR Securities Investment Trust, Series 2015-6, Class A, 144A	2.244%	(b)	05/01/20	4,713	4,630,590
LSTAR Securities Investment Trust, Series 2015-7, Class A, 144A	2.244%	(b)	07/01/20	1,883	1,850,746
LSTAR Securities Investment Trust, Series 2015-8, Class A1, 144A	2.244%	(b)	08/01/20	2,105	2,066,839
LSTAR Securities Investment Trust, Series 2015-9, Class A1, 144A	2.244%	(b)	10/01/20	2,019	1,983,747
LSTAR Securities Investment Trust, Series 2015-10, Class A1, 144A	2.244%	(b)	11/02/20	1,459	1,433,908
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE1, Class M1	1.622%	(b)	05/25/33	344	325,407
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE5, Class M1	1.367%	(b)	06/25/34	765	719,762
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC1, Class M1	1.472%	(b)	12/27/33	641	618,534
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-HE1, Class M1	1.322%	(b)	07/25/32	289	277,857
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-NC4, Class M1	1.697%	(b)	09/25/32	412	405,931
Securitized Asset-Backed Receivables LLC Trust, Series 2004-OP1, Class M1	1.187%	(b)	02/25/34	698	648,119
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A, 144A	2.580%		09/20/32	2,753	2,706,217
Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 144A	2.200%		10/20/30	2,283	2,269,497
VOLT XXXI LLC, Series 2015-NPL2, Class A1, 144A	3.375%		02/25/55	1,942	1,914,915
VOLT XXXIV LLC, Series 2015-NPL7, Class A1, 144A	3.250%		02/25/55	3,994	3,913,012
VOLT XXXVI LLC, Series 2015-NP10, Class A1, 144A	3.625%		07/25/45	2,733	2,694,321
VOLT XXXVII LLC, Series 2015-NP11, Class A1, 144A	3.625%		07/25/45	5,046	4,988,347

					55,753,207

TOTAL ASSET-BACKED SECURITIES (cost $165,559,682)					164,653,223

BANK LOANS(b) — 0.2%
Automotive
Schaeffler AG (Germany)	4.250%		05/15/20	254	253,656

SEE NOTES TO FINANCIAL STATEMENTS.

A74

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

BANK LOANS(b) (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Cable
Virgin Media Investment Holdings Ltd. (United Kingdom)	3.500%		06/30/23	673	$657,984

Foods
ARAMARK Corp.	3.250%		02/24/21	471	465,329

Health Care & Pharmaceutical — 0.1%
RPI Finance Trust (Luxembourg)	3.500%		11/09/20	1,554	1,543,207

Retailers
Staples, Inc.	3.500%		02/28/22	730	720,510

Technology — 0.1%
Avago Technologies Cayman Finance Ltd. (Singapore)	4.250%		12/31/22	1,345	1,327,254
First Data Corp.	3.918%		03/26/18	1,134	1,117,621
TransUnion LLC	3.500%		04/09/21	491	476,021

					2,920,896

Telecommunications
T-Mobile USA, Inc.	3.500%		11/09/22	1,285	1,283,394

TOTAL BANK LOANS (cost $7,897,878)					7,844,976

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.6%
Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250%		09/25/19	191	194,560
Banc of America Alternative Loan Trust, Series 2005-12, Class 3CB1	6.000%		01/25/36	1,501	1,262,811
Bank of America Mortgage Trust, Series 2005-A, Class 2A1	2.650%	(b)	02/25/35	304	296,664
Bank of America Mortgage Trust, Series 2005-B, Class 2A1	2.658%	(b)	03/25/35	268	247,289
Chase Mortgage Finance Trust, Series 2007-A1, Class 1A5	2.702%	(b)	02/25/37	632	616,051
Fannie Mae Connecticut Avenue Securities, Series 2014-CO4, Class 1M1(l)	2.372%	(b)	11/25/24	2,876	2,890,146
Fannie Mae Connecticut Avenue Securities, Series 2015-C01, Class 1M1(l)	1.922%	(b)	02/25/25	844	845,477
Fannie Mae Connecticut Avenue Securities, Series 2015-C02, Class 1M1(l)	1.572%	(b)	05/25/25	5,771	5,752,756
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1(l)	1.322%	(b)	10/25/27	8,457	8,440,656
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M1(l)	1.772%	(b)	04/25/28	2,459	2,459,837
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1	2.726%	(b)	07/25/35	365	365,646
MASTR Alternative Loan Trust, Series 2004-4, Class 4A1	5.000%		04/25/19	59	59,694
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	2.586%	(b)	02/25/34	310	307,633
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	5.000%		03/25/20	85	84,994

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $23,994,340)					23,824,214

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.8%
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A3	5.369%		10/10/45	671	671,358
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.568%	(b)	04/10/49	5,243	5,395,231
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A3	5.592%	(b)	04/10/49	123	123,056
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4	5.710%	(b)	12/10/49	1,000	1,033,367
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A3	2.815%		04/10/46	1,100	1,086,872
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%		05/10/47	2,750	2,813,884
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A3	3.356%		07/10/47	2,800	2,819,304
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A4	3.462%		09/15/48	4,900	4,899,638
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4	5.223%		08/15/48	955	969,859
Commercial Mortgage Trust, Series 2012-CR5, Class A3	2.540%		12/10/45	1,000	972,960
Commercial Mortgage Trust, Series 2013-CR7, Class A3	2.929%		03/10/46	1,700	1,677,822
Commercial Mortgage Trust, Series 2014-CCRE20, Class A3	3.326%		11/10/47	5,000	4,969,571
Commercial Mortgage Trust, Series 2014-CR15, Class A2	2.928%		02/10/47	2,700	2,743,110
Commercial Mortgage Trust, Series 2014-CR18, Class A4	3.550%		07/15/47	2,800	2,861,295
Commercial Mortgage Trust, Series 2014-UBS3, Class A2	2.844%		06/10/47	2,300	2,336,108
Commercial Mortgage Trust, Series 2015-CR27, Class A3	3.349%		10/10/48	6,100	6,035,565
Commercial Mortgage Trust, Series 2015-3BP, Class A, 144A	3.178%		02/10/35	1,400	1,371,922

SEE NOTES TO FINANCIAL STATEMENTS.

A75

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A3	3.544%		11/15/48	3,000	$2,999,447
Eleven Madison Mortgage Trust, Series 2015-11MD, Class A, 144A	3.555%	(b)	09/10/35	3,900	3,942,496
Fannie Mae-ACES, Series 2014-M2, Class A2	3.513%	(b)	12/25/23	2,515	2,646,198
Fannie Mae-ACES, Series 2015-M10, Class A2	3.092%	(b)	04/25/27	6,500	6,597,786
Fannie Mae-ACES, Series 2015-M17, Class A2	3.038%	(b)	11/25/25	3,900	3,873,677
FHLMC Multifamily Structured Pass-Through Certificates, Series K017, Class A2	2.873%		12/25/21	3,500	3,592,892
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class A2	2.373%		05/25/22	2,000	1,984,005
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, I/O	1.454%	(b)	05/25/22	24,961	1,864,360
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, I/O	1.493%	(b)	06/25/22	7,063	534,606
FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2	3.320%	(b)	02/25/23	5,800	6,032,429
FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2	3.531%	(b)	07/25/23	2,400	2,521,271
FHLMC Multifamily Structured Pass-Through Certificates, Series K501, Class X1A, I/O	1.582%	(b)	08/25/16	5,594	27,888
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, I/O	1.771%	(b)	05/25/19	18,985	944,055
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, I/O	1.700%	(b)	07/25/19	20,372	1,006,532
FHLMC Multifamily Structured Pass-Through Certificates, Series KS03, Class A4	3.161%		05/25/25	2,500	2,520,038
GS Mortgage Securities Trust, Series 2015-GC28, Class A4	3.136%		02/10/48	4,000	3,935,919
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%		07/10/48	5,800	5,843,303
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class A4A1	3.408%		11/15/47	1,400	1,403,863
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class A3A1	2.920%		02/15/48	6,000	5,825,311
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class ASB	5.523%		05/12/45	169	168,897
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139%		06/15/45	1,823	1,846,852
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A4	2.611%		12/15/47	1,700	1,661,924
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	3,900	3,852,694
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A2	3.070%		12/15/46	2,700	2,756,257
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	1,400	1,356,338
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM	5.666%	(b)	05/12/39	930	933,590
ML-CFC Commercial Mortgage Trust, Series 2006-1, Class AM	5.520%	(b)	02/12/39	530	529,604
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class A4	5.882%	(b)	06/12/46	731	730,873
ML-CFC Commercial Mortgage Trust, Series 2007-6, Class A2	5.331%		03/12/51	1,547	1,559,882
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%		12/15/48	1,500	1,476,699
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A3	3.451%		07/15/50	5,000	4,996,460
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A4	5.779%	(b)	10/15/42	369	368,651
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class AAB	5.444%		02/12/44	682	680,942
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A31	5.439%		02/12/44	133	132,969
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792%		12/10/45	1,700	1,673,239
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%		03/10/46	3,900	3,856,465
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971%		04/10/46	1,800	1,776,612
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A4	5.767%	(b)	05/15/43	70	70,212
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4	5.509%		04/15/47	4,500	4,625,081

SEE NOTES TO FINANCIAL STATEMENTS.

A76

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608%	(b)	05/15/46	1,311	$1,353,628
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A3	3.354%		09/15/57	6,000	5,937,201

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $145,711,335)					143,222,068

CORPORATE BONDS — 9.6%
Agriculture — 0.2%
Altria Group, Inc., Gtd. Notes	4.000%		01/31/24	1,500	1,553,977
Altria Group, Inc., Gtd. Notes	9.950%		11/10/38	46	73,732
Altria Group, Inc., Gtd. Notes	10.200%		02/06/39	254	416,523
Bunge Ltd. Finance Corp., Gtd. Notes	8.500%		06/15/19	930	1,076,363
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%		02/11/18	2,050	2,040,720
Reynolds American, Inc., Gtd. Notes	3.500%		08/04/16	465	469,965
Reynolds American, Inc., Gtd. Notes	8.125%		06/23/19	325	382,433

					6,013,713

Airlines — 0.2%
American Airlines, Inc. Pass-Through Trust, Pass-Through Certificates, Series 2015-1, Class A	3.375%		05/01/27	3,194	3,082,292
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 1998-1, Class A	6.648%		09/15/17	68	70,009
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2009-2, Class A	7.250%		11/10/19	569	641,500
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-1, Class A	4.750%		01/12/21	657	691,175
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2012-2, Class A	4.000%		10/29/24	632	648,174
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2007-1 Class A	6.821%		08/10/22	302	348,054
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-2, Class A	4.950%		05/23/19	445	467,765
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2011-1, Class A	5.300%		04/15/19	889	942,578

					6,891,547

Auto Manufacturers — 0.1%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.207%		04/15/16	2,090	2,106,735
General Motors Co., Sr. Unsec’d. Notes	6.250%		10/02/43	1,395	1,473,868
Harley-Davidson Financial Services, Inc., Gtd. Notes, MTN, 144A	2.700%		03/15/17	450	455,992
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250%		11/15/19	715	720,362

					4,756,957

Auto Parts & Equipment
Johnson Controls, Inc., Sr. Unsec’d. Notes	5.500%		01/15/16	245	245,266

Banks — 2.9%
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	3.875%		09/20/22	645	641,976
Bank of America Corp., Series K, Jr. Sub. Notes	8.000%	(b)	07/29/49	2,200	2,238,500
Bank of America Corp., Sr. Unsec’d. Notes(a)	5.700%		01/24/22	2,155	2,430,180
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17	1,075	1,144,026
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.300%		01/11/23	780	767,773
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.000%		04/01/24	975	997,147
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%		01/22/24	3,820	3,945,487
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.000%		05/13/21	200	218,510
Bank of America Corp., Sr. Unsec’d. Notes, Series 1	3.750%		07/12/16	870	880,909
Bank of America Corp., Sub. Notes	5.750%		08/15/16	1,775	1,818,509
Bank of America Corp., Sub. Notes, MTN	4.000%		01/22/25	2,000	1,957,856
Bank of America NA, Sub. Notes	5.300%		03/15/17	930	967,456
Bank of America NA, Sub. Notes	6.000%		10/15/36	410	486,756
Capital One Financial Corp., Sr. Unsec’d. Notes	3.750%		04/24/24	4,560	4,589,517
Citigroup, Inc., Jr. Sub. Notes	5.950%	(b)	12/29/49	2,205	2,198,109

SEE NOTES TO FINANCIAL STATEMENTS.

A77

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Citigroup, Inc., Jr. Sub. Notes	6.125%	(b)	12/29/49	1,375	$1,402,500
Citigroup, Inc., Sr. Unsec’d. Notes	3.875%		10/25/23	1,900	1,963,498
Citigroup, Inc., Sr. Unsec’d. Notes	3.953%		06/15/16	1,010	1,024,002
Citigroup, Inc., Sr. Unsec’d. Notes(a)	4.500%		01/14/22	2,450	2,624,109
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39	710	1,018,337
Citigroup, Inc., Sub. Notes	4.450%		09/29/27	1,965	1,951,990
Compass Bank, Sr. Unsec’d. Notes	1.850%		09/29/17	1,270	1,259,143
Discover Bank, Sr. Unsec’d. Notes	4.250%		03/13/26	970	976,525
Discover Bank, Sub. Notes	7.000%		04/15/20	570	648,992
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375%	(b)	12/29/49	2,215	2,201,156
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		01/23/25	4,100	4,029,533
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.625%		02/07/16	2,000	2,005,070
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	2,055	2,272,049
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	3,620	4,116,740
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		02/01/41	270	322,056
Goldman Sachs Group, Inc. (The), Sub. Notes	5.625%		01/15/17	1,190	1,236,023
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37	104	121,569
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.875%		01/14/22	1,910	2,095,085
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	5.100%		04/05/21	1,025	1,139,553
Intesa Sanpaolo SpA (Italy), Gtd. Notes, MTN	3.125%		01/15/16	1,395	1,395,696
JPMorgan Chase & Co., Jr. Sub. Notes(a)	6.100%	(b)	12/29/49	1,275	1,281,502
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%	(b)	04/29/49	2,000	2,036,000
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%		10/15/20	2,930	3,108,273
JPMorgan Chase & Co., Sub. Notes	3.875%		09/10/24	3,775	3,755,159
JPMorgan Chase & Co., Sub. Notes	4.950%		06/01/45	515	514,901
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(e)	6.875%		02/06/12	1,715	126,481
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(e)	6.875%		05/02/18	700	52,500
Lloyds Bank PLC (United Kingdom), Gtd. Notes, MTN, 144A	5.800%		01/13/20	1,870	2,096,762
Manufacturers & Traders Trust Co., Sr. Unsec’d. Notes	2.900%		02/06/25	3,080	2,983,273
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	6.400%		08/28/17	20	21,424
Morgan Stanley, Jr. Sub. Notes	5.450%	(b)	07/29/49	840	820,050
Morgan Stanley, Sr. Unsec’d. Notes	3.750%		02/25/23	940	962,810
Morgan Stanley, Sr. Unsec’d. Notes	5.750%		01/25/21	1,400	1,571,851
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.450%		01/09/17	1,345	1,396,174
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500%		07/28/21	1,290	1,445,280
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.625%		09/23/19	1,415	1,561,593
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	6.375%		07/24/42	780	964,508
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.625%		04/01/18	105	115,136
Morgan Stanley, Sub. Notes, GMTN	4.350%		09/08/26	3,825	3,837,504
MUFG Capital Finance 1 Ltd. (Japan), Gtd. Notes	6.346%	(b)	07/29/49	800	815,600
National City Corp., Sub. Notes	6.875%		05/15/19	3,370	3,807,160
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, MTN, 144A	1.875%		09/17/18	2,110	2,096,249
People’s United Bank, Sub. Notes	4.000%		07/15/24	465	459,798
PNC Bank NA, Sub. Notes	3.800%		07/25/23	270	278,459
PNC Funding Corp., Gtd. Notes	6.700%		06/10/19	440	502,914
Royal Bank of Canada (Canada), Covered Notes	2.100%		10/14/20	810	795,940
Royal Bank of Canada (Canada), Covered Notes	2.200%		09/23/19	6,135	6,140,117
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	2.450%		01/10/19	1,210	1,214,317
Toronto-Dominion Bank (The) (Canada), Covered Notes, 144A	1.950%		04/02/20	3,250	3,198,296
US Bancorp, Sub. Notes, MTN	2.950%		07/15/22	1,120	1,113,551

					108,159,919

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	8.000%		11/15/39	1,285	1,789,740
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	8.200%		01/15/39	250	360,363
Constellation Brands, Inc., Gtd. Notes	4.250%		05/01/23	1,400	1,400,000

					3,550,103

SEE NOTES TO FINANCIAL STATEMENTS.

A78

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Biotechnology — 0.1%
Amgen, Inc., Sr. Unsec’d. Notes	5.150%		11/15/41	1,640	$1,664,984
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.500%		02/01/25	1,460	1,472,176
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650%		12/01/41	185	210,773

					3,347,933

Building Materials — 0.1%
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $1,423,250; purchased 10/27/14-02/11/15)(c)(d)	5.375%		11/15/24	1,400	1,396,500
Owens Corning, Inc., Gtd. Notes	4.200%		12/15/22	775	775,451

					2,171,951

Chemicals — 0.2%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%		10/01/22	780	746,190
Celanese US Holdings LLC, Gtd. Notes(a)	5.875%		06/15/21	1,500	1,582,500
CF Industries, Inc., Gtd. Notes	5.375%		03/15/44	585	508,785
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625%		10/01/44	45	40,678
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%		05/15/39	347	498,680
LyondellBasell Industries NV, Sr. Unsec’d. Notes	4.625%		02/26/55	1,185	961,011
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%		04/15/19	1,000	1,063,799
Monsanto Co., Sr. Unsec’d. Notes	4.400%		07/15/44	235	194,564
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450%		11/15/33	345	348,684
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%		11/15/43	1,135	1,087,894
Union Carbide Corp., Sr. Unsec’d. Notes	7.500%		06/01/25	460	547,086

					7,579,871

Commercial Services — 0.1%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,299,722; purchased 10/10/07)(c)(d)	6.375%		10/15/17	1,302	1,398,175
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $501,539; purchased 05/30/13)(c)(d)	6.700%		06/01/34	420	495,375
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $376,709; purchased 10/10/07)(c)(d)	7.000%		10/15/37	380	463,102
United Rentals North America, Inc., Gtd. Notes(a)	7.375%		05/15/20	1,000	1,055,000

					3,411,652

Computers — 0.2%
Apple, Inc., Sr. Unsec’d. Notes(a)	3.450%		02/09/45	890	766,253
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.450%		10/05/17	3,925	3,921,672
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.850%		10/05/18	735	734,590
Seagate HDD Cayman, Gtd. Notes	3.750%		11/15/18	605	600,462

					6,022,977

Diversified Financial Services — 0.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750%		05/15/19	775	774,031
American Express Co., Jr. Sub. Notes(a)	5.200%	(b)	05/29/49	605	595,169
American Express Co., Sr. Unsec’d. Notes	2.650%		12/02/22	2,213	2,143,886
Bear Stearns Cos. LLC, Sr. Unsec’d. Notes	6.400%		10/02/17	330	355,386
Bear Stearns Cos. LLC, Sr. Unsec’d. Notes	7.250%		02/01/18	1,175	1,296,128
Capital One Bank USA NA, Sub. Notes	3.375%		02/15/23	1,560	1,526,580
Discover Financial Services, Sr. Unsec’d. Notes(a)	3.850%		11/21/22	900	891,789
GE Capital International Funding Co., Gtd. Notes, 144A	2.342%		11/15/20	766	759,612
GE Capital International Funding Co., Gtd. Notes, 144A	4.418%		11/15/35	3,270	3,336,976
General Electric Capital Corp., Gtd. Notes, MTN	5.875%		01/14/38	298	364,621
General Electric Capital Corp., Gtd. Notes, MTN	6.000%		08/07/19	264	299,070
General Electric Capital Corp., Gtd. Notes, MTN	6.875%		01/10/39	650	885,997
International Lease Finance Corp., Sr. Unsec’d. Notes	5.750%		05/15/16	375	380,156
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43	560	517,801
Navient LLC, Sr. Unsec’d. Notes, MTN	8.450%		06/15/18	240	252,600
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	2.000%		09/13/16	820	823,296

SEE NOTES TO FINANCIAL STATEMENTS.

A79

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Diversified Financial Services (continued)
Synchrony Financial, Sr. Unsec’d. Notes	2.700%	02/03/20	2,700	$2,648,228

				17,851,326

Electric — 0.3%
Arizona Public Service Co., Sr. Unsec’d. Notes	6.250%	08/01/16	175	179,569
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	6.350%	10/01/36	550	685,299
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	6.125%	04/01/36	310	361,505
CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge.	6.950%	03/15/33	590	777,066
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes, Series 09-C	5.500%	12/01/39	220	249,890
Duke Energy Carolinas LLC, First Mortgage	6.050%	04/15/38	550	682,817
Duke Energy Carolinas LLC, First Ref. Mortgage	4.000%	09/30/42	570	549,168
Dynegy, Inc., Gtd. Notes	6.750%	11/01/19	455	427,700
Dynegy, Inc., Gtd. Notes(a)	7.375%	11/01/22	345	300,150
El Paso Electric Co., Sr. Unsec’d. Notes	6.000%	05/15/35	670	792,302
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	6.250%	10/01/39	1,425	1,441,517
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%	07/15/44	355	357,496
Florida Power & Light Co., First Mortgage	5.950%	10/01/33	295	359,677
Iberdrola International BV (Spain), Gtd. Notes	6.750%	09/15/33	145	167,579
Nevada Power Co., Gen. Ref. Mtge.	6.500%	05/15/18	1,260	1,403,392
Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A	4.881%	08/15/19	610	650,946
NiSource Finance Corp., Gtd. Notes	5.450%	09/15/20	350	383,681
Northeast Utilities, Sr. Unsec’d. Notes	4.500%	11/15/19	615	656,251
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	7.950%	05/15/18	140	156,668
Public Service Electric & Gas Co, Sr. Sec’d. Notes, MTN	5.800%	05/01/37	535	646,874
Southern California Edison Co., First Mortgage	3.600%	02/01/45	860	778,863
Xcel Energy, Inc., Sr. Unsec’d. Notes	4.800%	09/15/41	480	482,249
Xcel Energy, Inc., Sr. Unsec’d. Notes	5.613%	04/01/17	199	208,599

				12,699,258

Engineering & Construction
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A (original cost $740,000; purchased 06/19/14)(c)(d)	5.250%	06/27/29	740	357,050

Entertainment
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.375%	11/01/18	1,000	990,000

Food
Kraft Heinz Foods Co., Gtd. Notes, 144A	5.000%	07/15/35	815	834,983
Tyson Foods, Inc., Gtd. Notes	6.600%	04/01/16	735	744,725

				1,579,708

Food Service
Aramark Services, Inc., Gtd. Notes, 144A(a)	5.125%	01/15/24	275	280,156

Forest Products & Paper — 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $288,298; purchased 10/27/10)(c)(d)	5.400%	11/01/20	290	319,887
International Paper Co., Sr. Unsec’d. Notes	6.000%	11/15/41	1,595	1,672,721
International Paper Co., Sr. Unsec’d. Notes	7.950%	06/15/18	510	578,315
Rock-Tenn Co., Gtd. Notes	4.900%	03/01/22	800	848,468

				3,419,391

Gas
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes	4.800%	11/01/43	65	62,165

Healthcare-Products — 0.3%
Becton Dickinson and Co., Sr. Unsec’d. Notes(a)	3.734%	12/15/24	1,025	1,033,739
Medtronic, Inc., Gtd. Notes	3.500%	03/15/25	3,205	3,231,185
Medtronic, Inc., Gtd. Notes	4.375%	03/15/35	1,355	1,369,691
St Jude Medical, Inc., Sr. Unsec’d. Notes	2.000%	09/15/18	4,910	4,900,892

				10,535,507

SEE NOTES TO FINANCIAL STATEMENTS.

A80

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare-Services — 0.4%
Aetna, Inc., Sr. Unsec’d. Notes	6.625%		06/15/36	515	$618,035
Aetna, Inc., Sr. Unsec’d. Notes	6.750%		12/15/37	1,380	1,737,465
Anthem, Inc., Sr. Unsec’d. Notes	4.625%		05/15/42	390	368,283
Anthem, Inc., Sr. Unsec’d. Notes	4.650%		01/15/43	360	342,563
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes	5.125%		08/15/18	1,100	1,105,500
Cigna Corp., Sr. Unsec’d. Notes	5.875%		03/15/41	650	747,592
Cigna Corp., Sr. Unsec’d. Notes	6.150%		11/15/36	670	762,908
Fresenius Medical Care U.S. Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%		10/15/20	1,665	1,681,650
HCA, Inc., Sr. Sec’d. Notes	4.250%		10/15/19	555	566,100
HCA, Inc., Sr. Sec’d. Notes	5.000%		03/15/24	1,100	1,097,250
HCA, Inc., Sr. Sec’d. Notes	5.250%		04/15/25	400	403,000
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200%		02/01/22	190	186,471
New York & Presbyterian Hospital (The), Unsec’d. Notes	4.024%		08/01/45	445	420,395
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	2.875%		09/29/21	5,305	5,375,148
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%		10/15/42	720	670,148
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.000%		06/15/17	195	207,436
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.625%		11/15/37	420	535,403

					16,825,347

Home Builders
D.R. Horton, Inc., Gtd. Notes	3.625%		02/15/18	450	455,625

Housewares
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	6.250%		04/15/18	1,700	1,800,382

Insurance — 0.8%
ACE INA Holdings, Inc., Gtd. Notes(a)	3.350%		05/03/26	945	942,105
ACE INA Holdings, Inc., Gtd. Notes	4.350%		11/03/45	130	132,097
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500%		11/15/20	525	572,058
Allstate Corp. (The), Sr. Unsec’d. Notes	4.500%		06/15/43	150	152,409
American International Group, Inc., Sr. Unsec’d. Notes	4.500%		07/16/44	1,980	1,831,021
Aon Corp., Gtd. Notes	3.125%		05/27/16	2,655	2,675,560
Axis Specialty Finance LLC, Gtd. Notes	5.875%		06/01/20	1,030	1,137,447
Chubb Corp. (The), Jr. Sub. Notes(a)	6.375%	(b)	04/15/37	1,300	1,248,429
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	5.125%		04/15/22	755	829,152
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		05/01/42	365	414,919
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	7.000%		03/15/34	850	981,487
Lincoln National Corp., Jr. Sub. Notes	6.050%	(b)	04/20/67	260	202,800
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%		10/09/37	1,272	1,495,532
Lincoln National Corp., Sr. Unsec’d. Notes	7.000%		06/15/40	705	884,270
Lincoln National Corp., Sr. Unsec’d. Notes	8.750%		07/01/19	605	726,614
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43	200	199,590
MetLife, Inc., Sr. Unsec’d. Notes	5.700%		06/15/35	835	965,075
MetLife, Inc., Sr. Unsec’d. Notes	6.375%		06/15/34	400	491,805
New York Life Global Funding, Sec’d. Notes, 144A	1.950%		02/11/20	3,030	2,970,461
New York Life Insurance Co., Sub. Notes, 144A	6.750%		11/15/39	660	846,734
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A	5.100%	(b)	10/16/44	1,925	2,011,625
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063%		03/30/40	370	444,552
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.375%		04/30/20	680	759,238
Pacific Life Insurance Co., Sub. Notes, 144A	9.250%		06/15/39	910	1,321,920
Principal Financial Group, Inc., Gtd. Notes	4.625%		09/15/42	130	126,706
Progressive Corp. (The), Jr. Sub. Notes	6.700%	(b)	06/15/37	735	733,163
Progressive Corp. (The), Sr. Unsec’d. Notes	3.700%		01/26/45	710	642,583
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%		12/16/39	1,450	1,792,750
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes(a)	4.300%		08/25/45	885	892,164
Unum Group, Sr. Unsec’d. Notes	5.625%		09/15/20	350	384,959
W.R. Berkley Corp., Sr. Unsec’d. Notes	6.150%		08/15/19	460	511,342

					29,320,567

SEE NOTES TO FINANCIAL STATEMENTS.

A81

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Lodging — 0.2%
Choice Hotels International, Inc., Gtd. Notes	5.750%		07/01/22	1,000	$1,070,000
Marriott International, Inc., Sr. Unsec’d. Notes	3.000%		03/01/19	580	587,891
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%		09/15/22	980	968,591
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	6.750%		05/15/18	2,800	3,063,427
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.500%		03/01/18	490	487,935

					6,177,844

Machinery-Diversified — 0.1%
Case New Holland Industrial, Inc. (United Kingdom), Gtd. Notes	7.875%		12/01/17	1,255	1,327,162
SPX FLOW, Inc., Gtd. Notes	6.875%		09/01/17	950	1,009,375
Xylem, Inc., Sr. Unsec’d. Notes	4.875%		10/01/21	1,260	1,339,311

					3,675,848

Media — 0.4%
21st Century Fox America, Inc., Gtd. Notes(a)	6.150%		03/01/37	515	574,116
21st Century Fox America, Inc., Gtd. Notes	6.900%		08/15/39	90	106,432
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%		09/15/17	1,000	1,052,500
CBS Corp., Gtd. Notes	4.850%		07/01/42	155	139,118
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes, 144A	5.375%		05/01/25	880	875,600
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.384%		10/23/35	875	884,040
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.484%		10/23/45	1,050	1,051,721
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.834%		10/23/55	280	275,866
Comcast Cable Communications Holdings, Inc., Gtd. Notes	9.455%		11/15/22	255	352,063
Comcast Corp., Gtd. Notes(a)	6.400%		05/15/38	530	657,837
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	5.150%		03/15/42	860	801,810
DISH DBS Corp., Gtd. Notes	7.125%		02/01/16	1,000	1,003,125
Historic TW, Inc., Gtd. Notes	9.150%		02/01/23	505	655,208
Myriad International Holdings BV (South Africa), Gtd. Notes, RegS	6.375%		07/28/17	1,300	1,357,486
Time Warner Cable, Inc., Gtd. Notes	5.850%		05/01/17	1,710	1,788,874
Time Warner, Inc., Gtd. Notes	6.200%		03/15/40	210	230,614
Time Warner, Inc., Gtd. Notes	6.250%		03/29/41	1,465	1,626,990
Time Warner, Inc., Gtd. Notes	7.625%		04/15/31	90	111,362
Viacom, Inc., Sr. Unsec’d. Notes(a)	4.500%		02/27/42	50	37,494
Viacom, Inc., Sr. Unsec’d. Notes	4.875%		06/15/43	200	160,635
Viacom, Inc., Sr. Unsec’d. Notes	5.850%		09/01/43	425	381,640
Videotron Ltd. (Canada), Gtd. Notes	5.000%		07/15/22	1,040	1,040,000

					15,164,531

Mining — 0.1%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%		09/30/43	920	826,900
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A(a)	6.250%	(b)	10/19/75	1,135	1,110,881
Newmont Mining Corp., Gtd. Notes	6.250%		10/01/39	35	27,960
Southern Copper Corp. (Mexico), Sr. Unsec’d. Notes	5.875%		04/23/45	530	406,045
Southern Copper Corp. (Mexico), Sr. Unsec’d. Notes	7.500%		07/27/35	425	397,286

					2,769,072

Miscellaneous Manufacturing — 0.1%
Actuant Corp., Gtd. Notes	5.625%		06/15/22	1,205	1,229,100
General Electric Co., Sr. Unsec’d. Notes(a)	4.125%		10/09/42	190	185,589
General Electric Co., Sr. Unsec’d. Notes	4.500%		03/11/44	280	288,157
Koppers, Inc., Gtd. Notes	7.875%		12/01/19	1,300	1,283,750

					2,986,596

Oil & Gas — 0.4%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.677%	(f)	10/10/36	2,000	720,000
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.375%		09/15/17	1,195	1,253,103
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36	325	313,254
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.950%		06/15/19	250	273,086
Devon Energy Corp., Sr. Unsec’d. Notes(a)	5.850%		12/15/25	1,005	977,407
Devon Financing Corp. LLC, Gtd. Notes	7.875%		09/30/31	1,700	1,743,625

SEE NOTES TO FINANCIAL STATEMENTS.

A82

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas (continued)
EOG Resources, Inc., Sr. Unsec’d. Notes	3.900%	04/01/35	1,020	$933,873
Helmerich & Payne International Drilling Co., Gtd. Notes(a)	4.650%	03/15/25	1,995	1,995,902
Nabors Industries, Inc., Gtd. Notes	4.625%	09/15/21	1,070	879,283
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	5.375%	01/26/19	460	87,400
Phillips 66, Gtd. Notes	2.950%	05/01/17	490	496,660
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875%	05/01/18	1,500	1,593,531
Reliance Holding USA, Inc. (India), Gtd. Notes, 144A	5.400%	02/14/22	550	594,795
Shell International Finance BV (Netherlands), Gtd. Notes	3.250%	05/11/25	2,880	2,810,808

				14,672,727

Oil & Gas Services — 0.1%
Cameron International Corp., Sr. Unsec’d. Notes	4.500%	06/01/21	2,200	2,293,513
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	4.000%	12/21/25	2,845	2,807,386

				5,100,899

Packaging & Containers
Ball Corp., Gtd. Notes	4.375%	12/15/20	630	639,844
Crown Americas LLC/Crown Americas Capital Corp. IV, Gtd. Notes(a)	4.500%	01/15/23	1,100	1,075,250

				1,715,094

Pharmaceuticals — 0.3%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%	05/14/25	1,175	1,159,649
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%	05/14/35	1,910	1,871,030
Actavis Funding SCS, Gtd. Notes	3.800%	03/15/25	1,000	994,893
Actavis Funding SCS, Gtd. Notes	4.550%	03/15/35	1,810	1,759,061
Actavis Funding SCS, Gtd. Notes(a)	4.750%	03/15/45	435	424,145
Actavis, Inc., Gtd. Notes	6.125%	08/15/19	445	496,198
Merck & Co, Inc., Sr. Unsec’d. Notes	2.750%	02/10/25	420	408,873
Merck & Co, Inc., Sr. Unsec’d. Notes	3.700%	02/10/45	1,380	1,274,361
Mylan, Inc., Gtd. Notes	1.800%	06/24/16	425	424,727
Novartis Capital Corp. (Switzerland), Gtd. Notes	4.400%	05/06/44	1,325	1,381,929
Wyeth LLC, Gtd. Notes	6.450%	02/01/24	60	73,393
Zoetis, Inc., Sr. Unsec’d. Notes(a)	4.700%	02/01/43	120	104,759

				10,373,018

Pipelines — 0.2%
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	5.350%	03/15/20	1,575	1,354,561
Energy Transfer Partners LP, Sr. Unsec’d. Notes(a)	4.650%	06/01/21	675	633,721
Energy Transfer Partners LP, Sr. Unsec’d. Notes	4.900%	03/15/35	250	181,778
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	4.150%	06/01/25	820	630,673
Enterprise Products Operating LLC, Gtd. Notes(a)	3.750%	02/15/25	1,345	1,230,281
Kinder Morgan Energy Partners LP, Gtd. Notes	5.950%	02/15/18	510	522,901
MPLX LP, Sr. Unsec’d. Notes	4.000%	02/15/25	1,430	1,201,868
ONEOK Partners LP, Gtd. Notes	6.650%	10/01/36	145	119,863

				5,875,646

Real Estate
ProLogis LP, Gtd. Notes	6.875%	03/15/20	72	81,936

Real Estate Investment Trusts (REITs) — 0.1%
Mack-Cali Realty LP, Sr. Unsec’d. Notes	7.750%	08/15/19	765	850,201
Select Income REIT, Sr. Unsec’d. Notes	2.850%	02/01/18	715	714,016
Simon Property Group LP, Sr. Unsec’d. Notes	2.800%	01/30/17	295	298,873
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%	03/15/22	230	237,139

				2,100,229

Retail — 0.2%
CVS Health Corp., Sr. Unsec’d. Notes	4.875%	07/20/35	650	671,119
CVS Health Corp., Sr. Unsec’d. Notes(a)	5.125%	07/20/45	820	863,813
CVS Health Corp., Sr. Unsec’d. Notes	5.300%	12/05/43	225	241,669
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.400%	03/15/45	755	780,335

SEE NOTES TO FINANCIAL STATEMENTS.

A83

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Retail (continued)
L Brands, Inc., Gtd. Notes	5.625%	02/15/22	1,450	$1,540,625
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	6.500%	03/15/29	385	478,207
Macy’s Retail Holdings, Inc., Gtd. Notes	3.875%	01/15/22	360	354,489
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.700%	01/30/26	2,620	2,617,846
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625%	12/01/25	1,375	1,388,750
Target Corp., Sr. Unsec’d. Notes	3.500%	07/01/24	345	357,997

				9,294,850

Savings & Loans
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%	12/06/22	1,455	1,432,014

Software — 0.2%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	2.850%	10/15/18	1,650	1,655,826
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.625%	10/15/20	2,210	2,238,790
Microsoft Corp., Sr. Unsec’d. Notes	2.375%	02/12/22	3,085	3,045,062
Microsoft Corp., Sr. Unsec’d. Notes	3.125%	11/03/25	1,380	1,387,321
Oracle Corp., Sr. Unsec’d. Notes	4.300%	07/08/34	920	915,224

				9,242,223

Telecommunications — 0.5%
America Movil SAB de CV (Mexico), Gtd. Notes	6.125%	03/30/40	480	528,051
AT&T Corp., Gtd. Notes	8.250%	11/15/31	7	9,353
AT&T, Inc., Sr. Unsec’d. Notes	3.400%	05/15/25	3,460	3,325,371
AT&T, Inc., Sr. Unsec’d. Notes	4.500%	05/15/35	430	397,690
AT&T, Inc., Sr. Unsec’d. Notes	4.750%	05/15/46	875	801,147
AT&T, Inc., Sr. Unsec’d. Notes	4.800%	06/15/44	1,000	916,136
AT&T, Inc., Sr. Unsec’d. Notes	5.350%	09/01/40	815	804,989
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625%	12/15/30	400	583,662
Embarq Corp., Sr. Unsec’d. Notes (original cost $367,380; purchased 05/04/11-05/11/11)(c)(d)	7.082%	06/01/16	325	330,070
Embarq Corp., Sr. Unsec’d. Notes (original cost $479,966; purchased 05/12/06)(c)(d)	7.995%	06/01/36	480	494,400
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.522%	09/15/48	2,025	1,810,951
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.672%	03/15/55	2,056	1,785,021
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.862%	08/21/46	1,256	1,189,088
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.012%	08/21/54	3,127	2,863,053
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.350%	04/01/19	3,165	3,560,733

				19,399,715

Transportation
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	6.700%	08/01/28	670	820,900
CSX Corp., Sr. Unsec’d. Notes	6.150%	05/01/37	715	832,171
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.590%	05/17/25	100	114,339

				1,767,410

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $1,887,203; purchased 09/24/12)(c)(d)	2.500%	03/15/16	1,890	1,893,270

TOTAL CORPORATE BONDS (cost $359,482,502)				362,051,293

FOREIGN AGENCIES — 0.5%
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150%	07/24/24	800	803,616
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875%	01/15/24	645	635,325
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.125%	06/29/20	400	441,530
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	9.250%	04/23/19	930	1,038,577
Hashemite Kingdom of Jordan Government USAID Bond, U.S. Gov’t. Gtd. Notes	2.503%	10/30/20	1,378	1,412,484
KFW (Germany), Gov’t. Gtd. Notes, GMTN	2.750%	10/01/20	3,525	3,650,966
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18	3,158	3,133,570

SEE NOTES TO FINANCIAL STATEMENTS.

A84

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

FOREIGN AGENCIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Pemex Project Funding Master Trust (Mexico), Sr. Unsec’d. Notes	8.625%	12/01/23	350	$405,125
Petrobras Global Finance BV (Brazil), Gtd. Notes	2.000%	05/20/16	1,665	1,640,025
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%	01/21/21	1,110	1,119,657
Russian Agricultural Bank OJSC via RSHB Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.299%	05/15/17	1,030	1,046,501
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A	1.750%	04/10/17	1,620	1,614,197
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, 144A	2.500%	04/28/20	1,250	1,229,689
State Grid Overseas Investment 2014 Ltd. (China), Gtd. Notes, 144A	2.750%	05/07/19	665	671,820

TOTAL FOREIGN AGENCIES (cost $18,911,827)				18,843,082

MUNICIPAL BONDS — 0.4%
California — 0.1%
Bay Area Toll Authority, Revenue Bonds, BABs	6.263%	04/01/49	1,325	1,782,430
State of California, GO, BABs	7.300%	10/01/39	1,270	1,774,520
State of California, GO, BABs	7.500%	04/01/34	475	665,071
State of California, GO, BABs	7.550%	04/01/39	245	356,149
State of California, GO, BABs	7.625%	03/01/40	215	312,668

				4,890,838

Colorado
Regional Transportation District, Revenue Bonds, Series 2010-B, BABs	5.844%	11/01/50	680	871,223

Illinois — 0.1%
Chicago O’Hare International Airport, Revenue Bonds, BABs	6.395%	01/01/40	1,030	1,289,457

New Jersey — 0.1%
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414%	01/01/40	1,070	1,520,855

New York — 0.1%
New York City Transitional Finance Authority, Revenue Bonds, BABs	5.767%	08/01/36	1,130	1,364,226

Ohio
Ohio State University (The), Revenue Bonds, BABs	4.910%	06/01/40	455	510,269
Ohio State Water Development Authority, Revenue Bonds, BABs	4.879%	12/01/34	300	336,093

				846,362

Oregon
Oregon State Department of Transportation Highway, Revenue Bonds, Series A, BABs	5.834%	11/15/34	445	559,089

Pennsylvania
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%	12/01/45	550	640,140

Tennessee
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	6.731%	07/01/43	1,000	1,270,120

TOTAL MUNICIPAL BONDS (cost $10,339,573)				13,252,310

SOVEREIGN BONDS — 0.3%
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.000%	02/26/24	1,475	1,404,938
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.000%	03/25/19	580	604,360
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	4.875%	05/05/21	1,120	1,160,116
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	5.875%	03/13/20	1,135	1,230,274
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A(a)	5.875%	01/15/24	950	1,017,748
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	3.625%	03/15/22	700	704,200
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%	03/08/44	1,006	916,466
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.750%	03/16/25	600	588,000
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	4.000%	09/22/24	515	515,000
Panama Government International Bond (Panama), Sr. Unsec’d. Notes(a)	5.200%	01/30/20	620	672,700

SEE NOTES TO FINANCIAL STATEMENTS.

A85

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

SOVEREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Province of British Columbia (Canada), Sr. Unsec’d. Notes	2.000%		10/23/22	1,620	$1,573,652
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A	4.875%		01/22/24	190	204,117
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, RegS	6.125%		01/22/44	400	468,000
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%		06/05/20	1,710	1,902,638

TOTAL SOVEREIGN BONDS (cost $13,112,303)					12,962,209

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.4%
Federal Home Loan Banks	1.830%		07/29/20	2,160	2,155,604
Federal Home Loan Banks(g)	5.500%		07/15/36	1,080	1,402,901
Federal Home Loan Mortgage Corp.	0.750%		01/12/18	685	679,487
Federal Home Loan Mortgage Corp.(a)(g)(h)	2.375%		01/13/22	6,020	6,103,630
Federal Home Loan Mortgage Corp.	2.375%	(b)	06/01/36	433	460,605
Federal Home Loan Mortgage Corp.	2.500%		03/01/30	926	935,418
Federal Home Loan Mortgage Corp.	2.598%	(b)	12/01/35	287	303,400
Federal Home Loan Mortgage Corp.	3.000%		TBA	1,000	1,030,474
Federal Home Loan Mortgage Corp.	3.000%		10/01/28-01/01/43	4,564	4,662,255
Federal Home Loan Mortgage Corp.	3.000%		06/01/45	7,285	7,283,677
Federal Home Loan Mortgage Corp.	3.500%		TBA	12,500	12,867,309
Federal Home Loan Mortgage Corp.	3.500%		12/01/25-06/01/42	3,080	3,221,387
Federal Home Loan Mortgage Corp.	4.000%		TBA	14,500	15,317,606
Federal Home Loan Mortgage Corp.	4.000%		06/01/26-12/01/40	4,458	4,717,031
Federal Home Loan Mortgage Corp.	4.500%		02/01/19-10/01/41	11,834	12,748,936
Federal Home Loan Mortgage Corp.	5.000%		07/01/18-06/01/39	3,220	3,491,748
Federal Home Loan Mortgage Corp.	5.500%		12/01/33-07/01/38	3,409	3,788,317
Federal Home Loan Mortgage Corp.	6.000%		03/01/32-08/01/39	1,731	1,962,773
Federal Home Loan Mortgage Corp.	7.000%		01/01/31-10/01/32	254	293,036
Federal National Mortgage Assoc.(g)	1.500%		06/22/20	4,435	4,379,775
Federal National Mortgage Assoc.	1.500%		11/30/20	5,545	5,446,493
Federal National Mortgage Assoc.(a)	1.625%		01/21/20	85	84,679
Federal National Mortgage Assoc.	1.875%		02/19/19	230	233,087
Federal National Mortgage Assoc.	1.932%	(b)	07/01/33	272	285,408
Federal National Mortgage Assoc.	2.059%	(b)	06/01/37	138	138,598
Federal National Mortgage Assoc.	2.500%		TBA	7,250	7,307,312
Federal National Mortgage Assoc.	2.500%		01/01/28-10/01/43	3,670	3,651,683
Federal National Mortgage Assoc.	3.000%		TBA	4,000	3,992,068
Federal National Mortgage Assoc.	3.000%		02/01/27-12/01/42	5,964	6,109,683
Federal National Mortgage Assoc.	3.000%		04/01/43-07/01/43	16,153	16,188,113
Federal National Mortgage Assoc.	3.500%		TBA	18,500	19,086,879
Federal National Mortgage Assoc.	3.500%		07/01/27-03/01/43	35,339	36,593,254
Federal National Mortgage Assoc.	4.000%		TBA	25,250	26,718,840
Federal National Mortgage Assoc.	4.000%		09/01/44	6,898	7,301,883
Federal National Mortgage Assoc.	4.500%		TBA	1,500	1,619,813
Federal National Mortgage Assoc.	4.500%		11/01/18-05/01/44	9,560	10,381,357
Federal National Mortgage Assoc.	5.000%		01/13/16-02/01/36	10,421	11,476,490
Federal National Mortgage Assoc.	5.500%		03/01/16-08/01/37	5,065	5,668,210
Federal National Mortgage Assoc.	6.000%		09/01/17-05/01/38	4,544	5,155,454
Federal National Mortgage Assoc.	6.500%		07/01/17-09/01/37	1,725	1,985,232
Federal National Mortgage Assoc.	7.000%		02/01/32-07/01/32	186	213,915
Federal National Mortgage Assoc.	7.500%		05/01/32	19	18,503
Financing Corp., Strips Principal, Series A-P	1.282%	(f)	10/06/17	351	343,991
Financing Corp., Strips Principal, Series B-P	1.282%	(f)	10/06/17	555	543,898
Financing Corp., Strips Principal, Series D-P	1.668%	(f)	09/26/19	1,491	1,382,387
Government National Mortgage Assoc.	3.000%		TBA	3,000	3,040,665
Government National Mortgage Assoc.	3.000%		03/15/45	2,462	2,495,408
Government National Mortgage Assoc.	3.000%		08/20/45	7,887	8,004,610
Government National Mortgage Assoc.	3.500%		TBA	30,500	31,795,061

SEE NOTES TO FINANCIAL STATEMENTS.

A86

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Government National Mortgage Assoc.	3.500%		05/20/43-04/20/45	3,648	$3,809,485
Government National Mortgage Assoc.	4.000%		TBA	6,000	6,371,718
Government National Mortgage Assoc.	4.000%		06/15/40-08/20/45	2,082	2,217,716
Government National Mortgage Assoc.	4.500%		TBA	2,000	2,155,000
Government National Mortgage Assoc.	4.500%		TBA	3,250	3,491,719
Government National Mortgage Assoc.	4.500%		04/15/40-02/20/41	7,127	7,743,636
Government National Mortgage Assoc.	5.000%		10/20/37	414	448,184
Government National Mortgage Assoc.	5.500%		11/15/32-02/15/36	2,136	2,412,494
Government National Mortgage Assoc.	6.000%		02/15/33-10/15/34	1,107	1,268,017
Government National Mortgage Assoc.	6.500%		10/15/23-07/15/35	1,300	1,506,269
Government National Mortgage Assoc.	8.000%		01/15/24-04/15/25	36	40,487
Hashemite Kingdom of Jordan Government AID Bond, U.S. Gov’t. Gtd. Notes	2.578%		06/30/22	5,450	5,509,105
Residual Funding Corp. Principal Strip, Bonds	1.825%	(f)	10/15/19	1,535	1,429,131
Residual Funding Corp. Principal Strip, Bonds	1.903%	(f)	10/15/20	205	185,504
Residual Funding Corp. Principal Strip, Bonds	1.969%	(f)	07/15/20	4,021	3,672,886
Ukraine Government AID Bonds, U.S. Gov’t. Gtd. Notes	1.847%		05/29/20	5,045	5,024,235

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $348,083,389)					352,353,929

U.S. TREASURY OBLIGATIONS — 5.6%
U.S. Treasury Bonds	2.500%		02/15/45	4,830	4,333,606
U.S. Treasury Bonds	2.750%		11/15/42	8,180	7,799,442
U.S. Treasury Bonds	2.875%		05/15/43	245	238,875
U.S. Treasury Bonds	2.875%		08/15/45	7,740	7,517,173
U.S. Treasury Bonds	3.000%		05/15/45	20,225	20,132,572
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/20	32,119	31,709,874
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%		02/15/45	1,616	1,409,356
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375%		01/15/20	6,115	6,356,803
U.S. Treasury Notes	0.750%		10/31/17	710	706,228
U.S. Treasury Notes	1.125%		12/31/19	22,075	21,655,928
U.S. Treasury Notes	1.500%		12/31/18	1,825	1,833,269
U.S. Treasury Notes(g)	1.500%		01/31/19	6,635	6,658,329
U.S. Treasury Notes	1.625%		11/30/20	21,585	21,456,828
U.S. Treasury Notes	1.750%		03/31/22	5,475	5,390,734
U.S. Treasury Notes	1.750%		12/31/20-05/15/22	16,205	16,034,542
U.S. Treasury Notes	2.000%		11/30/22	17,135	17,041,289
U.S. Treasury Notes	2.125%		09/30/21-12/31/21	10,435	10,544,886
U.S. Treasury Notes	3.125%		05/15/19-05/15/21	1,660	1,752,347
U.S. Treasury Notes	3.625%		02/15/20	4,545	4,902,210
U.S. Treasury Strips Coupon	2.184%	(f)	02/15/28	5,465	3,967,962
U.S. Treasury Strips Coupon	2.241%	(f)	05/15/28	2,735	1,965,352
U.S. Treasury Strips Coupon	2.280%	(f)	02/15/29	2,735	1,915,206
U.S. Treasury Strips Coupon	2.384%	(f)	05/15/29	5,640	3,918,232
U.S. Treasury Strips Coupon	2.752%	(f)	08/15/30	5,005	3,322,900
U.S. Treasury Strips Coupon	2.972%	(f)	02/15/37	5,955	3,145,407
U.S. Treasury Strips Principal(h)	2.351%	(f)	05/15/43	3,320	1,415,077
U.S. Treasury Strips Principal	3.561%	(f)	05/15/44	5,485	2,258,224

TOTAL U.S. TREASURY OBLIGATIONS (cost $210,986,718)					209,382,651

TOTAL LONG-TERM INVESTMENTS (cost $3,167,070,859)					3,574,903,071

SHORT-TERM INVESTMENTS — 12.3%				Shares
AFFILIATED MUTUAL FUNDS — 12.3%
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $135,379,557)(i) (Note 4)				13,777,594	127,718,297

SEE NOTES TO FINANCIAL STATEMENTS.

A87

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

SHORT-TERM INVESTMENTS (continued)	Interest Rate		Maturity Date	Shares	Value (Note 2)
AFFILIATED MUTUAL FUNDS (continued)
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $336,934,714; includes $136,678,912 of cash collateral for securities on loan)(i)(j) (Note 4)				336,934,714	$336,934,714

TOTAL AFFILIATED MUTUAL FUNDS (cost $472,314,271)					464,653,011

			Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16			Barclays Capital Group	202,200	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16			Barclays Capital Group	202,200	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16			Barclays Capital Group	202,200	94
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/16			Barclays Capital Group	101,100	2
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/16			Barclays Capital Group	101,100	83
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/16			Barclays Capital Group	101,100	1,490
Receive a fixed rate of 0.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16			Citigroup Global Markets	42,500	—
Receive a fixed rate of 1.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/16			Citigroup Global Markets	42,500	75,399

TOTAL OPTIONS PURCHASED (cost $486,613)					77,068

			Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION
U.S. Treasury Bill (cost $1,499,641)(g)	0.141%	(k)	03/03/16	1,500	1,499,736

TOTAL SHORT-TERM INVESTMENTS (cost $474,300,525)					466,229,815

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 107.2% (cost $3,641,371,384)					4,041,132,886

			Counterparty	Notional Amount (000)#
OPTIONS WRITTEN*
Call Options
Interest Rate Swap Options
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 02/19/16			Barclays Capital Group	303,300	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 03/14/16			Barclays Capital Group	303,300	(3)
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 05/19/16			Barclays Capital Group	303,300	(511)

SEE NOTES TO FINANCIAL STATEMENTS.

A88

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

OPTIONS WRITTEN* (continued)	Counterparty	Notional Amount (000)#	Value (Note 2)
Call Options (continued)
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/16	Citigroup Global Markets	85,000	$—

TOTAL OPTIONS WRITTEN (premiums received $242,423)			(514)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 107.2% (cost $3,641,128,961)			4,041,132,372
LIABILITIES IN EXCESS OF OTHER ASSETS(m) — (7.2)%			(272,316,433)

NET ASSETS 100.0%			$3,768,815,939

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $132,567,121; cash collateral of $136,678,912 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(c)	Indicates a security or securities that have been deemed illiquid (unaudited).

(d)	Indicates a restricted security; the aggregate original cost of the restricted securities is $9,164,067. The aggregate value of $8,940,819 is approximately 0.2% of net assets.

(e)	Represents issuer in default on interest payments. Non-income producing security. Such securities may be post maturity.

(f)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(g)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund.

(j)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k)	Rate quoted represents yield-to-maturity as of purchase date.

(l)	Represents a Connecticut Avenue Security issued by Fannie Mae or a Structured Agency Credit Risk Security issued by Freddie Mac.

(m)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
845	2 Year U.S. Treasury Notes	Mar. 2016	$183,801,141	$183,563,047	$(238,094)
697	5 Year U.S. Treasury Notes	Mar. 2016	82,539,465	82,469,258	(70,207)
316	10 Year U.S. Treasury Notes	Mar. 2016	39,841,678	39,786,375	(55,303)
380	90 Day Euro Dollar	Mar. 2016	94,421,287	94,301,750	(119,537)
2	ASX SPI 200 Index	Mar. 2016	177,512	191,538	14,026
13	MSCI EAFE Index Mini	Mar. 2016	1,082,583	1,103,830	21,247
281	U.S. Ultra Bonds	Mar. 2016	44,299,961	44,591,188	291,227

					(156,641)

Short Positions:
380	90 Day Euro Dollar	Sep. 2016	94,115,713	93,988,250	127,463
455	U.S. Long Bonds	Mar. 2016	70,488,344	69,956,250	532,094

					659,557

					$502,916

(1)	U.S. Treasury Obligation with a market value of $1,499,736 has been segregated with Goldman Sachs & Co. and U.S. Government Agency Obligations and a U.S. Treasury Obligation with a combined market value of $2,224,835 have been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

A89

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
OTC swap agreements:
3,158	05/17/18	0.989%	3 Month LIBOR(1)	$16,746	$—	$16,746	Credit Suisse First Boston Corp.

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
13,190	09/04/20	1.585%	3 Month LIBOR(1)	$203	$55,242	$55,039
69,980	01/08/21	1.683%	3 Month LIBOR(2)	528	(175,998)	(176,526)
60,745	05/31/22	2.200%	3 Month LIBOR(1)	(59,173)	(1,204,915)	(1,145,742)
9,730	05/31/22	2.217%	3 Month LIBOR(1)	203	(203,045)	(203,248)
6,580	08/31/22	1.745%	3 Month LIBOR(1)	186	65,713	65,527
8,160	11/30/22	1.982%	3 Month LIBOR(1)	193	2,646	2,453
7,420	09/04/25	2.214%	3 Month LIBOR(1)	204	(36,456)	(36,660)
7,290	11/12/25	2.263%	3 Month LIBOR(1)	202	(59,971)	(60,173)
73,790	01/08/26	2.210%	3 Month LIBOR(1)	748	(146,093)	(146,841)
21,005	02/15/36	2.502%	3 Month LIBOR(2)	9,146	(195,717)	(204,863)
15,670	01/08/46	2.659%	3 Month LIBOR(2)	432	125,073	124,641

				$(47,128)	$(1,773,521)	$(1,726,393)

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.17.V5	12/20/16	5.000%	1,380	$43,694	$57,883	$(14,189)	Credit Suisse First Boston Corp.
CDX.NA.HY.17.V5	12/20/16	5.000%	3,680	116,518	158,956	(42,438)	Deutsche Bank AG
CDX.NA.HY.17.V5	12/20/16	5.000%	5,060	160,212	221,726	(61,514)	Deutsche Bank AG

				$320,424	$438,565	$(118,141)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.IG.24.V1	06/20/20	1.000%	51,500	$(969,275)	$(323,922)	$645,353

U.S. Government Agency Obligation and a U.S. Treasury Obligation with a market value of $3,719,703 has been segregated with Citigroup Global Markets to cover requirements for open interest rate and credit default centrally cleared swap contracts at December 31, 2015.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Series will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

SEE NOTES TO FINANCIAL STATEMENTS.

A90

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,123,685,422	$141,059,911	$—
Exchange Traded Fund	825,438	—	—
Preferred Stocks	571,780	370,533	—
Asset-Backed Securities
Collateralized Debt Obligation	—	369,558	—
Collateralized Loan Obligations	—	60,363,863	—
Non-Residential Mortgage-Backed Securities	—	48,166,595	—
Residential Mortgage-Backed Securities	—	43,219,471	12,533,736
Bank Loans	—	7,844,976	—
Collateralized Mortgage Obligations	—	23,824,214	—
Commercial Mortgage-Backed Securities	—	143,222,068	—
Corporate Bonds	—	362,051,293	—
Foreign Agencies	—	18,843,082	—
Municipal Bonds	—	13,252,310	—
Sovereign Bonds	—	12,962,209	—
U.S. Government Agency Obligations	—	352,353,929	—
U.S. Treasury Obligations	—	209,382,651	—
Rights	—	32	—
Affiliated Mutual Funds	464,653,011	—	—
Options Purchased	—	77,068	—
U.S. Treasury Obligation	—	1,499,736	—
Options Written	—	(514)	—
Other Financial Instruments*
Futures Contracts	502,916	—	—
Centrally cleared interest rate swaps	—	(1,726,393)	—
OTC interest rate swap	—	16,746	—
Centrally cleared credit default swap	—	645,353	—
OTC credit default swaps	—	320,424	—

Total	$2,590,238,567	$1,438,119,115	$12,533,736

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A91

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Mutual Funds (including 3.6% of collateral for securities on loan)	12.3%
U.S. Government Agency Obligations	9.4
Banks	6.6
U.S. Treasury Obligations	5.6
Commercial Mortgage-Backed Securities	3.8
Oil, Gas & Consumable Fuels	3.7
Pharmaceuticals	3.6
Software	3.1
Technology Hardware, Storage & Peripherals	2.7
Biotechnology	2.6
Internet Software & Services	2.3
Insurance	2.2
Diversified Telecommunication Services	1.9
Media	1.9
Health Care Providers & Services	1.9
Diversified Financial Services	1.9
Real Estate Investment Trusts (REITs)	1.9
Aerospace & Defense	1.8
IT Services	1.7
Collateralized Loan Obligations	1.6
Residential Mortgage-Backed Securities	1.5
Household Products	1.5
Beverages	1.4
Semiconductors & Semiconductor Equipment	1.4
Hotels, Restaurants & Leisure	1.3
Specialty Retail	1.3
Non-Residential Mortgage-Backed Securities	1.3
Food & Staples Retailing	1.2
Internet & Catalog Retail	1.2
Food Products	1.2
Health Care Equipment & Supplies	1.1
Electric Utilities	1.1
Communications Equipment	1.1
Industrial Conglomerates	1.1
Chemicals	1.1
Airlines	1.0
Tobacco	0.8
Capital Markets	0.8
Textiles, Apparel & Luxury Goods	0.8
Multiline Retail	0.7
Collateralized Mortgage Obligations	0.6
Multi-Utilities	0.6
Telecommunications	0.5
Independent Power & Renewable Electricity Producers	0.5
Life Sciences Tools & Services	0.5
Real Estate Management & Development	0.5

Foreign Agencies	0.5%
Machinery	0.5
Automobiles	0.5
Healthcare-Services	0.4
Building Products	0.4
Oil & Gas	0.4
Air Freight & Logistics	0.4
Municipal Bonds	0.4
Sovereign Bonds	0.3
Electric	0.3
Paper & Forest Products	0.3
Healthcare-Products	0.3
Retail	0.2
Consumer Finance	0.2
Electronic Equipment, Instruments & Components	0.2
Professional Services	0.2
Construction & Engineering	0.2
Lodging	0.2
Computers	0.2
Agriculture	0.2
Pipelines	0.2
Energy Equipment & Services	0.1
Oil & Gas Services	0.1
Gas Utilities	0.1
Metals & Mining	0.1
Auto Manufacturers	0.1
Auto Components	0.1
Machinery-Diversified	0.1
Electrical Equipment	0.1
Forest Products & Paper	0.1
Commercial Services	0.1
Miscellaneous Manufacturing	0.1
Technology	0.1
Wireless Telecommunication Services	0.1
Household Durables	0.1
Mining	0.1
Building Materials	0.1
Road & Rail	0.1
Containers & Packaging	0.1
Trading Companies & Distributors	0.1
Trucking & Leasing	0.1
Health Care & Pharmaceutical	0.1

107.2
Liabilities in excess of other assets	(7.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A92

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$32		—	$—
Credit contracts	Premiums paid for OTC swap agreements	438,565		—	—
Credit contracts	—	—		Unrealized depreciation on OTC swap agreements	118,141
Credit contracts	Due from/to broker—variation margin swaps	645,353	*	—	—
Equity contacts	Due from/to broker—variation margin futures	35,273	*	—	—
Interest rate contracts	Due from/to broker—variation margin futures	950,784	*	Due from/to broker—variation margin futures	483,141	*
Interest rate contracts	Unaffiliated investments	77,068		Options written outstanding, at value	514
Interest rate contracts	Unrealized appreciation on OTC swap agreements	16,746		—	—
Interest rate contracts	Due from/to broker—variation margin swaps	247,660		Due from/to broker—variation margin swaps	1,974,053

Total		$2,411,481			$2,575,849

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights*	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(521,502)	$(521,502)
Equity contracts	(745)	—	—	5,494,317	—	5,493,572
Interest rate contracts	—	(2,686,026)	1,352,658	437,870	(1,836,440)	(2,731,938)

	$(745)	$(2,686,026)	$1,352,658	$5,932,187	$(2,357,942)	$2,240,132

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights**	Options Purchased**	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$—	$525,914	$525,914
Equity contracts	32	—	—	(3,317,621)	—	(3,317,589)
Interest rate contracts	—	(378,832)	208,872	(121,897)	(1,668,005)	(1,959,862)

	$32	$(378,832)	$208,872	$(3,439,518)	$(1,142,091)	$(4,751,537)

**	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A93

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Long Position(3)	Futures Short Position(3)
$488,082	$486,080	$304,261,400	$43,479,605

Interest Rate Swaps(2)	Credit Default Swaps as Buyer(2)	Credit Default Swaps as Writer(2)
$147,997	$54,682	$10,208

(1)	Cost.

(2)	Notional Amount in USD (000)

(3)	Value at Trade Date.

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Barclays Capital Group	$1,669	$(514)	$—	$1,155
Citigroup Global Markets	75,399	—	—	75,399
Credit Suisse First Boston Corp.	74,629	(14,189)	(469,000)	—
Deutsche Bank AG	380,682	(103,952)	(607,026)	—

	$532,379

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Barclays Capital Group	$(514)	$514	$—	$—
Citigroup Global Markets	—	—	—	—
Credit Suisse First Boston Corp.	(14,189)	14,189	—	—
Deutsche Bank AG	(103,952)	103,952	—	—

	$(118,655)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A94

FLEXIBLE MANAGED PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2015

ASSETS
Investments at value, including securities on loan of $132,567,121:
Unaffiliated investments (cost $3,169,057,113)	$3,576,479,875
Affiliated investments (cost $472,314,271)	464,653,011
Cash	24,630
Foreign currency, at value (cost $432,493)	434,657
Receivable for investments sold	69,310,417
Dividends and interest receivable	10,267,389
Tax reclaim receivable	502,928
Premium paid for OTC swap agreements	438,565
Due from broker—variation margin futures	247,803
Receivable from affiliate	73,803
Unrealized appreciation on OTC swap agreements	16,746
Receivable for Series shares sold	1,230
Prepaid expenses	29,525

Total Assets	4,122,480,579

LIABILITIES
Payable for investments purchased	214,054,384
Payable to broker for collateral for securities on loan	136,678,912
Management fee payable	1,931,226
Accrued expenses and other liabilities	376,194
Payable for Series shares repurchased	289,054
Due to broker—variation margin swaps	215,235
Unrealized depreciation on OTC swap agreements	118,141
Affiliated transfer agent fee payable	980
Options written outstanding, at value (premiums received $242,423)	514

Total Liabilities	353,664,640

NET ASSETS	$3,768,815,939

Net assets were comprised of:
Paid-in capital	$2,235,943,867
Retained earnings	1,532,872,072

Net assets, December 31, 2015	$3,768,815,939

Net asset value and redemption price per share $3,768,815,939 / 157,380,765 outstanding shares of beneficial interest	$23.95

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net) (foreign withholding tax $326,284, includes $38,974 reimbursable by an affiliate)	$56,980,786
Interest income	32,258,295
Affiliated dividend income	2,479,426
Affiliated income from securities lending, net	210,675

Total income	91,929,182

EXPENSES
Management fee	23,265,068
Custodian and accounting fees	604,000
Shareholders’ reports	223,000
Insurance expenses	47,000
Trustees’ fees	44,000
Audit fee	41,000
Legal fees and expenses	17,000
Transfer agent’s fees and expenses (including affiliated expense of $5,800)	12,000
Miscellaneous	53,907

Total expenses	24,306,975

NET INVESTMENT INCOME	67,622,207

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	222,405,703
Futures transactions	5,932,187
Options written transactions	1,352,658
Swap agreement transactions	(2,357,942)
Foreign currency transactions	(119,454)

227,213,152

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $959,252)	(250,779,758)
Futures	(3,439,518)
Securities Sold Short	4,160
Options written	208,872
Swap agreements	(1,142,091)
Foreign currencies	(27,864)

(255,176,199)

NET LOSS ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(27,963,047)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,659,160

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$67,622,207	$63,798,028
Net realized gain on investment and foreign currency transactions	227,213,152	396,359,030
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(255,176,199)	(57,434,131)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	39,659,160	402,722,927

SERIES SHARE TRANSACTIONS
Series shares sold [441,580 and 562,392 shares, respectively]	10,576,788	12,588,751
Series shares repurchased [9,397,959 and 8,998,418 shares, respectively]	(225,231,619)	(202,125,849)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(214,654,831)	(189,537,098)

TOTAL INCREASE (DECREASE)	(174,995,671)	213,185,829
NET ASSETS:
Beginning of year	3,943,811,610	3,730,625,781

End of year	$3,768,815,939	$3,943,811,610

SEE NOTES TO FINANCIAL STATEMENTS.

A95

GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2015

LONG-TERM INVESTMENTS — 96.7%
COMMON STOCKS — 96.7%	Shares	Value (Note 2)
Australia — 1.5%
AGL Energy Ltd.	60,000	$785,106
Arrium Ltd.	894,400	37,400
Asaleo Care Ltd.	733,400	846,677
Ausdrill Ltd.	123,200	22,768
Bendigo & Adelaide Bank Ltd.	93,400	807,894
Bradken Ltd.*	98,900	34,663
Challenger Ltd.	150,800	950,397
CSR Ltd.	573,300	1,196,558
Downer EDI Ltd.	182,200	473,959
Independence Group NL	114,300	209,761
Lend Lease Group	114,600	1,182,389
Macquarie Group Ltd.	76,369	4,568,611
Metcash Ltd.(a)	276,300	322,595
Mineral Resources Ltd.(a)	49,900	144,314
Myer Holdings Ltd.(a)	971,300	840,040
National Australia Bank Ltd.	33,588	732,950
Pacific Brands Ltd.*	416,800	237,749
Primary Health Care Ltd.(a)	139,400	235,869
Qantas Airways Ltd.*	387,619	1,148,928

		14,778,628

Austria — 0.2%
OMV AG	36,200	1,027,552
Voestalpine AG	34,900	1,067,533

		2,095,085

Belgium — 0.3%
AGFA-Gevaert NV*	86,100	490,305
Delhaize Group	21,500	2,092,533

		2,582,838

Canada — 1.8%
Alimentation Couche-Tard, Inc. (Class B Stock)	93,002	4,093,916
Brookfield Asset Management, Inc. (Class A Stock)	144,497	4,555,990
Canadian Natural Resources Ltd.	119,050	2,598,862
Canadian Pacific Railway Ltd.	30,650	3,910,940
Suncor Energy, Inc.	91,961	2,373,959

		17,533,667

China — 1.7%
Baidu, Inc., ADR*	12,657	2,392,679
China Overseas Land & Investment Ltd.	1,064,000	3,704,170
Lenovo Group Ltd.	2,210,000	2,230,318
NetEase, Inc., ADR	20,358	3,689,684
Shougang Fushan Resources Group Ltd.	1,160,000	148,994
Tencent Holdings Ltd.	147,700	2,891,964
Universal Health International Group Holding Ltd.	2,473,000	953,181

		16,010,990

Denmark — 0.5%
A.P. Moeller – Maersk A/S (Class B Stock)	400	521,722
Novo Nordisk A/S (Class B Stock)	67,491	3,907,608

COMMON STOCKS (continued)	Shares	Value (Note 2)
Denmark (continued)
TDC A/S	161,500	$804,115

		5,233,445

Finland — 0.6%
Sampo OYJ (Class A Stock)	75,923	3,855,561
Tieto OYJ	25,300	675,882
UPM-Kymmene OYJ	57,300	1,063,798

		5,595,241

France — 3.6%
Alstom SA*(a)	26,800	818,608
Arkema SA	10,300	720,990
AXA SA	37,000	1,010,978
BNP Paribas SA	16,000	905,242
Cap Gemini SA	56,609	5,252,529
Cie Generale des Etablissements Michelin	12,000	1,142,197
CNP Assurances	46,700	629,955
Credit Agricole SA	78,500	925,060
Electricite de France SA	61,800	910,163
Engie SA	14,100	249,758
JCDecaux SA	58,948	2,259,773
Orange SA	10,900	182,311
Renault SA	12,300	1,231,181
Safran SA	41,770	2,869,730
Sanofi	36,700	3,127,655
SCOR SE	22,000	823,195
Societe Generale SA	26,500	1,221,183
Thales SA	16,800	1,257,482
Total SA	125,024	5,605,030
Valeo SA	25,917	3,995,766

		35,138,786

Germany — 2.8%
Allianz SE	9,800	1,727,534
Aurubis AG	14,200	719,037
BASF SE	13,500	1,028,409
Bayerische Motoren Werke AG	42,149	4,440,484
Continental AG	17,215	4,164,502
Daimler AG	34,500	2,882,629
Deutsche Bank AG	27,100	658,118
Deutsche Lufthansa AG*	25,800	406,380
E.ON SE	46,000	441,695
Evonik Industries AG	36,500	1,207,316
Freenet AG	16,500	556,793
Hannover Rueck SE	9,500	1,084,806
Metro AG	29,200	930,239
Muenchener Rueckversicherungs AG	5,700	1,135,658
Rational AG	3,454	1,567,820
Rheinmetall AG	13,300	884,081
Rhoen-Klinikum AG	33,600	1,007,963
Stada Arzneimittel AG	21,000	846,838
Volkswagen AG	7,400	1,137,140
Wincor Nixdorf AG	13,000	651,777

		27,479,219

Hong Kong — 0.9%
AIA Group Ltd.	661,600	3,953,115

SEE NOTES TO FINANCIAL STATEMENTS.

A96

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hong Kong (continued)
China Resources Cement Holdings Ltd.	1,173,000	$358,295
CK Hutchison Holdings Ltd.	15,000	201,629
Huabao International Holdings Ltd.	1,045,000	379,022
Kingboard Chemical Holdings Ltd.	216,000	343,627
Lee & Man Paper Manufacturing Ltd.	2,152,000	1,196,986
Singamas Container Holdings Ltd.	2,676,000	271,233
Skyworth Digital Holdings Ltd.	1,072,000	695,443
Television Broadcasts Ltd.	253,400	1,041,230
Yue Yuen Industrial Holdings Ltd.	220,500	746,948

		9,187,528

India — 0.9%
HDFC Bank Ltd., ADR	92,251	5,682,662
Tata Motors Ltd., ADR*	90,392	2,663,852

		8,346,514

Ireland — 1.0%
Ryanair Holdings PLC, ADR	54,207	4,686,737
Smurfit Kappa Group PLC	35,200	901,513
XL Group PLC	93,402	3,659,491

		9,247,741

Israel — 0.9%
Bank Hapoalim BM	200,200	1,033,433
Elbit Systems Ltd.	11,400	1,003,601
Teva Pharmaceutical Industries Ltd.	16,300	1,063,427
Teva Pharmaceutical Industries Ltd., ADR	92,067	6,043,278

		9,143,739

Italy — 0.8%
Astaldi SpA(a)	62,200	378,331
Enel SpA	302,800	1,269,740
Intesa Sanpaolo SpA	1,424,815	4,731,836
Mediobanca SpA	115,000	1,102,403

		7,482,310

Japan — 9.8%
Aisan Industry Co. Ltd.	123,200	1,265,112
Alpine Electronics, Inc.	51,500	800,447
Aoyama Trading Co. Ltd.	22,600	870,686
Aozora Bank Ltd.(a)	231,000	806,149
Asahi Kasei Corp.	76,000	513,920
Astellas Pharma, Inc.	232,200	3,305,545
Bank of Yokohama Ltd. (The)	121,000	741,682
Calsonic Kansei Corp.	105,000	925,686
Daihatsu Motor Co. Ltd.	60,500	816,147
Daikin Industries Ltd.	47,500	3,459,030
Enplas Corp.	18,500	671,846
FANUC Corp.	16,900	2,911,699
Fuji Heavy Industries Ltd.	109,274	4,501,682
Fujikura Ltd.	254,000	1,371,967
Fujitec Co. Ltd.	99,800	1,021,621
Heiwa Corp.	34,800	651,178

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Hogy Medical Co. Ltd.	8,700	$437,773
Hoya Corp.	82,100	3,357,281
Isuzu Motors Ltd.	64,500	694,835
ITOCHU Corp.	76,300	902,511
Japan Airlines Co. Ltd.	28,000	1,002,201
JX Holdings, Inc.	198,300	832,281
Kao Corp.(a)	62,800	3,227,213
KDDI Corp.	38,600	1,002,450
Keihin Corp.	54,300	952,116
Keyence Corp.	5,700	3,132,750
Komori Corp.	62,700	733,607
Konica Minolta, Inc.	129,600	1,297,968
Kureha Corp.	255,000	982,586
KYORIN Holdings, Inc.	37,400	779,267
Kyowa Exeo Corp.	66,900	686,835
Makita Corp.	46,200	2,662,351
Marubeni Corp.	109,700	563,978
Mitsubishi Corp.	50,200	834,983
Mitsubishi Gas Chemical Co., Inc.	268,000	1,370,424
Mitsubishi UFJ Financial Group, Inc.	243,500	1,508,300
Mitsui & Co. Ltd.	59,300	704,605
Mizuho Financial Group, Inc.	597,700	1,195,400
Murata Manufacturing Co. Ltd.	21,200	3,050,283
Nippon Telegraph & Telephone Corp.	74,000	2,945,061
Nishi-Nippon City Bank Ltd. (The)	243,000	640,466
Nissan Motor Co. Ltd.	140,100	1,466,951
Nisshinbo Holdings, Inc.	81,000	853,544
Nitori Holdings Co. Ltd.	30,100	2,527,854
NTT DOCOMO, Inc.	62,400	1,279,924
ORIX Corp.	258,300	3,623,552
Resona Holdings, Inc.	416,800	2,024,079
Ricoh Co. Ltd.	66,500	684,738
Sankyu, Inc.	151,000	770,375
Sawai Pharmaceutical Co. Ltd.	8,800	602,466
Seino Holdings Co. Ltd.	52,600	547,266
Shimachu Co. Ltd.	30,700	698,261
Shimano, Inc.	21,700	3,332,221
SKY Perfect JSAT Holdings, Inc.	122,200	687,019
SMC Corp.	6,600	1,714,244
Sumitomo Corp.	84,300	859,466
Sumitomo Metal Mining Co. Ltd.	53,000	643,363
Sumitomo Mitsui Financial Group, Inc.	172,486	6,509,803
Toagosei Co. Ltd.	73,500	628,417
Toho Holdings Co. Ltd.	51,600	1,254,276
Towa Pharmaceutical Co. Ltd.	9,400	584,541
Toyo Tire & Rubber Co. Ltd.	35,200	694,628
Toyoda Gosei Co. Ltd.	33,200	754,202
Tsubakimoto Chain Co.	25,900	199,428
Tsumura & Co.	22,500	624,794
Yokohama Rubber Co. Ltd. (The)(a)	45,000	691,102

		94,388,436

SEE NOTES TO FINANCIAL STATEMENTS.

A97

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Liechtenstein
Verwaltungs-und Privat-Bank AG	1,765	$143,589

Netherlands — 2.8%
Aegon NV	95,000	537,272
ING Groep NV, CVA	58,400	790,158
Koninklijke Ahold NV	77,861	1,642,366
Koninklijke Philips NV	24,500	625,348
NN Group NV	68,800	2,427,477
NXP Semiconductors NV*	157,974	13,309,309
Royal Dutch Shell PLC (Class A Stock)	85,538	1,950,882
Royal Dutch Shell PLC (Class A Stock), ADR	54,750	2,507,003
Royal Dutch Shell PLC (Class B Stock)	148,700	3,389,031

		27,178,846

New Zealand — 0.3%
Air New Zealand Ltd.	737,900	1,488,246
Spark New Zealand Ltd.	439,900	990,504

		2,478,750

Norway — 0.4%
DNB ASA	50,500	622,222
Fred Olsen Energy ASA*	17,100	66,475
Marine Harvest ASA	41,400	557,030
Salmar ASA	71,200	1,242,576
Statoil ASA	49,600	691,760
Yara International ASA	23,200	997,792

		4,177,855

Singapore — 0.2%
DBS Group Holdings Ltd.	119,000	1,394,621
Wilmar International Ltd.	222,100	458,266

		1,852,887

South Africa — 0.4%
Bidvest Group Ltd. (The)	97,017	2,059,205
Discovery Ltd.	124,413	1,067,044
Mondi PLC	30,200	591,946

		3,718,195

South Korea — 0.4%
Samsung Electronics Co. Ltd.	3,348	3,570,917

Spain — 0.9%
Amadeus IT Holding SA (Class A Stock)	69,772	3,075,193
Banco Santander SA	94,600	465,375
Ebro Foods SA	25,400	499,641
Gas Natural SDG SA	55,000	1,121,580
Iberdrola SA	150,200	1,064,769
Mapfre SA	555,700	1,391,015
Repsol SA	57,200	629,734

		8,247,307

Sweden — 1.2%
Atlas Copco AB (Class A Stock)	100,023	2,453,045
Boliden AB	60,800	1,018,655
Hexagon AB (Class B Stock)	73,799	2,730,034
Nordea Bank AB	149,400	1,639,181
Swedbank AB (Class A Stock)	40,800	898,562

COMMON STOCKS (continued)	Shares	Value (Note 2)
Sweden (continued)
Telefonaktiebolaget LM Ericsson (Class B Stock)	127,200	$1,226,374
TeliaSonera AB	250,200	1,242,464

		11,208,315

Switzerland — 3.5%
ABB Ltd.	70,400	1,256,472
Actelion Ltd.*	31,711	4,406,042
Baloise Holding AG	12,700	1,609,577
Bucher Industries AG	5,600	1,262,107
Cembra Money Bank AG	18,100	1,163,778
Credit Suisse Group AG*	113,100	2,436,396
Georg Fischer AG	1,700	1,154,135
Helvetia Holding AG	1,400	788,632
OC Oerlikon Corp. AG*	82,100	730,808
Oriflame Holding AG*	13,400	214,746
Partners Group Holding AG	10,289	3,700,276
Swiss Life Holding AG*	7,800	2,100,929
Swiss Re AG	34,100	3,330,421
TE Connectivity Ltd.	47,350	3,059,284
UBS Group AG	47,400	919,535
Wolseley PLC	70,959	3,854,011
Zurich Insurance Group AG*	6,700	1,721,230

		33,708,379

Taiwan — 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,116,000	4,814,693

United Kingdom — 7.0%
3i Group PLC	120,600	854,313
Anglo American PLC	47,800	209,710
ARM Holdings PLC	91,720	1,398,007
AstraZeneca PLC	12,200	824,083
Aviva PLC	129,800	985,250
BAE Systems PLC	344,400	2,535,666
Barclays PLC	410,800	1,322,279
Barratt Developments PLC	109,300	1,007,174
Beazley PLC	129,500	743,562
Bellway PLC	25,400	1,062,067
Berkeley Group Holdings PLC	20,500	1,114,459
Bovis Homes Group PLC	66,300	991,617
BP PLC	317,500	1,649,957
BT Group PLC	141,300	981,133
Carillion PLC(a)	145,900	651,625
Centrica PLC	220,400	707,703
Compass Group PLC	307,719	5,332,255
Crest Nicholson Holdings PLC	143,814	1,178,361
Debenhams PLC	301,400	324,961
DS Smith PLC	55,100	322,313
GlaxoSmithKline PLC	52,400	1,058,268
Home Retail Group PLC	163,800	239,960
HSBC Holdings PLC	196,000	1,547,276
IG Group Holdings PLC	213,281	2,521,535
Imperial Tobacco Group PLC	23,800	1,257,068
InterContinental Hotels Group PLC	73,658	2,871,100
Intermediate Capital Group PLC	93,257	859,699
Interserve PLC	82,200	627,161

SEE NOTES TO FINANCIAL STATEMENTS.

A98

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
J. Sainsbury PLC	622,700	$2,371,382
Keller Group PLC	48,200	590,311
Lloyds Banking Group PLC	1,133,000	1,219,110
Man Group PLC	444,300	1,142,972
Meggitt PLC	16,000	88,341
Mitie Group PLC	247,100	1,132,121
National Express Group PLC	263,500	1,292,775
Old Mutual PLC	282,100	742,114
Petrofac Ltd.	60,000	703,786
Premier Foods PLC*	357,756	207,007
Prudential PLC	159,182	3,586,310
QinetiQ Group PLC	269,900	1,075,749
Reckitt Benckiser Group PLC	40,660	3,762,143
Relx PLC	242,346	4,274,020
Rio Tinto Ltd.	18,500	598,280
Smiths Group PLC	7,800	107,866
St. James’s Place PLC	185,646	2,751,601
Tate & Lyle PLC	76,200	671,199
Vesuvius PLC	81,100	399,342
WM Morrison Supermarkets PLC(a)	452,000	984,859
WPP PLC	203,640	4,684,110

		67,563,960

United States — 51.8%
AbbVie, Inc.	27,000	1,599,480
AES Corp.	375,850	3,596,885
Aetna, Inc.	24,950	2,697,594
Akamai Technologies, Inc.*	98,857	5,202,844
Alexion Pharmaceuticals, Inc.*	35,727	6,814,925
Alphabet, Inc. (Class A Stock)*	7,575	5,893,426
Alphabet, Inc. (Class C Stock)*	7,687	5,833,511
Amazon.com, Inc.*	19,488	13,171,744
American Express Co.	52,100	3,623,555
Ameriprise Financial, Inc.	24,400	2,596,648
Amgen, Inc.	20,200	3,279,066
Amphenol Corp. (Class A Stock)	148,573	7,759,968
ANSYS, Inc.*	55,181	5,104,242
Apache Corp.	66,250	2,946,138
Apple, Inc.	65,409	6,884,951
Applied Materials, Inc.(a)	128,500	2,399,095
Bank of America Corp.	393,400	6,620,922
Bank of New York Mellon Corp. (The)	120,100	4,950,522
Baxalta, Inc.	59,800	2,333,994
Boeing Co. (The)	31,550	4,561,814
Bristol-Myers Squibb Co.	134,424	9,247,027
Carnival Corp.	80,250	4,372,020
Celanese Corp., Series A	74,550	5,019,451
CenterPoint Energy, Inc.	39,100	717,876
Charles Schwab Corp. (The)	278,469	9,169,984
Chevron Corp.	7,900	710,684
Cisco Systems, Inc.	115,450	3,135,045
Citigroup, Inc.	56,500	2,923,875
Coca-Cola Co. (The)	31,050	1,333,908
Cognizant Technology Solutions Corp. (Class A Stock)*	122,810	7,371,056
Colfax Corp.*(a)	37,634	878,754

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Comcast Corp. (Class A Stock)	69,450	$3,919,063
Costco Wholesale Corp.	57,471	9,281,566
Danaher Corp.	102,060	9,479,333
DaVita HealthCare Partners, Inc.*	79,646	5,552,123
E.I. du Pont de Nemours & Co.	39,900	2,657,340
Ecolab, Inc.	72,082	8,244,739
Entergy Corp.	32,900	2,249,044
Estee Lauder Cos., Inc. (The) (Class A Stock)(a)	108,449	9,550,019
Exelon Corp.	81,800	2,271,586
Express Scripts Holding Co.*(a)	114,749	10,030,210
Exxon Mobil Corp.	56,400	4,396,380
Facebook, Inc. (Class A Stock)*	112,987	11,825,219
Fastenal Co.(a)	138,304	5,645,569
Fifth Third Bancorp	130,600	2,625,060
FirstEnergy Corp.	116,500	3,696,545
FleetCor Technologies, Inc.*	42,046	6,009,635
FMC Technologies, Inc.*	140,227	4,067,985
General Electric Co.	284,200	8,852,830
General Motors Co.	70,900	2,411,309
Genpact Ltd.*	264,717	6,612,631
Gilead Sciences, Inc.	15,500	1,568,445
Hess Corp.	50,150	2,431,272
Illinois Tool Works, Inc.	25,250	2,340,170
International Paper Co.	58,250	2,196,025
Intuitive Surgical, Inc.*	16,867	9,212,081
Invesco Ltd.	54,950	1,839,726
Johnson & Johnson	52,300	5,372,256
Johnson Controls, Inc.	66,750	2,635,958
JPMorgan Chase & Co.	144,050	9,511,621
Juniper Networks, Inc.*	39,100	1,079,160
Kohl’s Corp.	49,250	2,345,778
Las Vegas Sands Corp.(a)	33,350	1,462,064
Loews Corp.	53,900	2,069,760
Lowe’s Cos., Inc.	52,850	4,018,714
Marsh & McLennan Cos., Inc.	89,000	4,935,050
Mattel, Inc.(a)	112,300	3,051,191
Mead Johnson Nutrition Co.	100,667	7,947,660
Medtronic PLC	61,471	4,728,349
Merck & Co., Inc.	94,200	4,975,644
MetLife, Inc.	106,150	5,117,491
Microsoft Corp.	137,200	7,611,856
Morgan Stanley	181,200	5,763,972
National Instruments Corp.	128,249	3,679,464
NetSuite, Inc.*(a)	52,729	4,461,928
News Corp. (Class A Stock)	64,100	856,376
Occidental Petroleum Corp.	52,800	3,569,808
PepsiCo, Inc.	38,050	3,801,956
Pfizer, Inc.	256,400	8,276,592
PG&E Corp.	136,100	7,239,159
Philip Morris International, Inc.	51,800	4,553,738
Procter & Gamble Co. (The)	51,550	4,093,585
QUALCOMM, Inc.	52,650	2,631,710
Raytheon Co.	21,250	2,646,263
salesforce.com, inc.*	114,368	8,966,451
Southwest Airlines Co.	100,950	4,346,907
Starbucks Corp.	190,216	11,418,666

SEE NOTES TO FINANCIAL STATEMENTS.

A99

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Stericycle, Inc.*	74,943	$9,038,126
T-Mobile U.S., Inc.*	44,750	1,750,620
Texas Instruments, Inc.	59,000	3,233,790
Thermo Fisher Scientific, Inc.	36,750	5,212,987
TripAdvisor, Inc.*(a)	114,663	9,775,021
Twenty-First Century Fox (Class B Stock)	138,250	3,764,547
Tyco International PLC	74,500	2,375,805
Tyson Foods, Inc. (Class A Stock)(a)	52,250	2,786,493
U.S. Bancorp	50,950	2,174,037
Under Armour, Inc. (Class A Stock)*(a)	59,843	4,823,944
United Technologies Corp.	28,450	2,733,192
Viacom, Inc. (Class B Stock)	15,100	621,516
Visa, Inc. (Class A Stock)	163,046	12,644,217
Vulcan Materials Co.	19,550	1,856,664
Wabtec Corp.	42,374	3,013,639
Wal-Mart Stores, Inc.	22,350	1,370,055
Wells Fargo & Co.	74,550	4,052,538
Western Union Co. (The)(a)	50,250	899,978
Weyerhaeuser Co.	81,100	2,431,378
Xcel Energy, Inc.	26,950	967,775

		500,412,358

TOTAL COMMON STOCKS (cost $807,743,988)		933,320,218

RIGHTS*	Units	Value (Note 2)
Spain
Repsol SA, expiring 01/12/16 (cost $29,109)	57,200	$28,532

TOTAL LONG-TERM INVESTMENTS (cost $807,773,097)		933,348,750

SHORT-TERM INVESTMENT — 7.9%

	Shares
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $76,661,013; includes $48,814,917 of cash collateral for securities on loan)(b)(c)(Note 4)	76,661,013	76,661,013

TOTAL INVESTMENTS — 104.6% (cost $884,434,110)		1,010,009,763
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.6)%		(44,722,728)

NET ASSETS — 100.0%		$965,287,035

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $46,793,435; cash collateral of $48,814,917 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$14,778,628	$—
Austria	—	2,095,085	—
Belgium	490,305	2,092,533	—
Canada	17,533,667	—	—
China	6,082,363	9,928,627	—
Denmark	—	5,233,445	—
Finland	—	5,595,241	—
France	—	35,138,786	—
Germany	—	27,479,219	—

SEE NOTES TO FINANCIAL STATEMENTS.

A100

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Hong Kong	$—	$9,187,528	$—
India	8,346,514	—	—
Ireland	8,346,228	901,513	—
Israel	6,043,278	3,100,461	—
Italy	—	7,482,310	—
Japan	671,846	93,716,590	—
Liechtenstein	—	143,589	—
Netherlands	16,606,470	10,572,376	—
New Zealand	—	2,478,750	—
Norway	—	4,177,855	—
Singapore	—	1,852,887	—
South Africa	—	3,718,195	—
South Korea	—	3,570,917	—
Spain	—	8,247,307	—
Sweden	—	11,208,315	—
Switzerland	4,223,062	29,485,317	—
Taiwan	—	4,814,693	—
United Kingdom	1,499,782	66,064,178	—
United States	500,412,358	—	—
Rights	28,532	—	—
Affiliated Money Market Mutual Fund	76,661,013	—	—

Total	$646,945,418	$363,064,345	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (including 5.1% of collateral for securities on loan)	7.9%
Banks	7.0
Insurance	5.6
Pharmaceuticals	5.3
IT Services	4.5
Capital Markets	4.3
Oil, Gas & Consumable Fuels	4.0
Internet Software & Services	3.9
Software	2.7
Hotels, Restaurants & Leisure	2.7
Chemicals	2.6
Semiconductors & Semiconductor Equipment	2.5
Electronic Equipment, Instruments & Components	2.5
Machinery	2.4
Internet & Catalog Retail	2.4
Industrial Conglomerates	2.4
Food & Staples Retailing	2.3
Media	2.3
Health Care Providers & Services	2.2
Automobiles	2.1
Biotechnology	2.1
Aerospace & Defense	2.0
Health Care Equipment & Supplies	1.8
Auto Components	1.8
Technology Hardware, Storage & Peripherals	1.6
Food Products	1.5
Trading Companies & Distributors	1.5
Personal Products	1.4
Commercial Services & Supplies	1.3
Airlines	1.3
Electric Utilities	1.2
Multi-Utilities	1.0

Real Estate Management & Development	1.0%
Specialty Retail	0.8
Communications Equipment	0.8
Household Products	0.8
Diversified Financial Services	0.8
Diversified Telecommunication Services	0.7
Leisure Products	0.7
Household Durables	0.7
Road & Rail	0.7
Tobacco	0.6
Textiles, Apparel & Luxury Goods	0.6
Life Sciences Tools & Services	0.5
Beverages	0.5
Paper & Forest Products	0.5
Energy Equipment & Services	0.5
Consumer Finance	0.5
Metals & Mining	0.5
Wireless Telecommunication Services	0.5
Construction & Engineering	0.5
Independent Power & Renewable Electricity Producers	0.4
Multiline Retail	0.3
Building Products	0.3
Electrical Equipment	0.3
Construction Materials	0.3
Real Estate Investment Trusts (REITs)	0.3
Containers & Packaging	0.1
Gas Utilities	0.1
Marine	0.1
Health Care Technology	0.1

104.6
Liabilities in excess of other assets	(4.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A101

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not designated for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$28,532		$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights*
Equity contracts	$(433)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights*
Equity contracts	$(577)

*	Included in net change in unrealized appreciation (depreciation) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A102

GLOBAL PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2015

ASSETS
Investments at value, including securities on loan of $46,793,435:
Unaffiliated investments (cost $807,773,097)	$933,348,750
Affiliated investments (cost $76,661,013)	76,661,013
Cash	1,746
Foreign currency, at value (cost $2,272,568)	2,266,592
Receivable for investments sold	2,195,035
Tax reclaim receivable	1,496,784
Dividends receivable	981,833
Receivable from affiliate	113,978
Receivable for Series shares sold	2,309
Prepaid expenses	5,590

Total Assets	1,017,073,630

LIABILITIES
Payable to broker for collateral for securities on loan	48,814,917
Payable for investments purchased	2,000,781
Management fee payable	607,982
Accrued expenses	216,980
Payable for Series shares repurchased	144,955
Affiliated transfer agent fee payable	980

Total Liabilities	51,786,595

NET ASSETS	$965,287,035

Net assets were comprised of:
Paid-in capital	$756,792,810
Retained earnings	208,494,225

Net assets, December 31, 2015	$965,287,035

Net asset value and redemption price per share $965,287,035 / 36,661,269 outstanding shares of beneficial interest	$26.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net) (foreign withholding tax $505,662, includes $80,187 reimbursable by an affiliate)	$16,883,485
Affiliated income from securities lending, net	59,463
Affiliated dividend income	48,555

Total income	16,991,503

EXPENSES
Management fee	6,097,637
Custodian and accounting fees	322,000
Shareholders’ reports	130,000
Audit fee	27,000
Trustees’ fees	17,000
Transfer agent’s fees and expenses (including affiliated expense of $5,800)	12,000
Legal fees and expenses	10,000
Insurance expenses	9,000
Loan interest expense	69
Miscellaneous	53,277

Total expenses	6,677,983
Less: Management fee waiver	(87,650)

Net expenses	6,590,333

NET INVESTMENT INCOME	10,401,170

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	30,734,946
Foreign currency transactions	(356,917)

30,378,029

Net change in unrealized appreciation (depreciation) on:
Investments	(12,900,172)
Foreign currencies	(47,814)

(12,947,986)

NET GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	17,430,043

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,831,213

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$10,401,170	$10,803,379
Net realized gain on investment and foreign currency transactions	30,378,029	38,470,561
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(12,947,986)	(25,504,944)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	27,831,213	23,768,996

SERIES SHARE TRANSACTIONS
Series shares sold [10,575,719 and 941,874 shares, respectively]	267,851,761	23,729,047
Series shares repurchased [1,878,916 and 2,863,482 shares, respectively]	(49,569,010)	(72,868,700)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	218,282,751	(49,139,653)

TOTAL INCREASE (DECREASE)	246,113,964	(25,370,657)
NET ASSETS:
Beginning of year	719,173,071	744,543,728

End of year	$965,287,035	$719,173,071

SEE NOTES TO FINANCIAL STATEMENTS.

A103

GOVERNMENT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2015

LONG-TERM INVESTMENTS — 97.0% ASSET-BACKED SECURITIES — 6.3%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 5.8%
Anchorage Capital CLO Ltd., Series 2014-5A, Class A, 144A	1.921%	(a)	10/15/26	750	$743,943
Babson CLO Ltd., Series 2013-IA, Class A, 144A	1.417%	(a)	04/20/25	1,750	1,714,500
Battalion CLO VII Ltd., Series 2014-7A, Class A1, 144A	1.915%	(a)	10/17/26	750	741,586
Battalion CLO VIII Ltd., Series 2015-8A, Class A1, 144A	1.845%	(a)	04/18/27	500	494,906
Blue Hill CLO Ltd., Series 2013-1A, Class A, 144A	1.801%	(a)	01/15/26	600	594,138
Flatiron CLO Ltd., Series 2013-1A, Class A1, 144A	1.715%	(a)	01/17/26	250	247,104
Galaxy CLO Ltd., Series 2014-18A, Class A, 144A	1.791%	(a)	10/15/26	3,250	3,216,828
Neuberger Berman CLO XVI Ltd., Series 2014-16A, Class A1, 144A	1.791%	(a)	04/15/26	250	247,309
OZLM Funding Ltd., Series 2012-1A, Class A1R, 144A	1.840%	(a)	07/22/27	500	496,993
Shackleton CLO V Ltd., Series 2014-5A, Class A, 144A	1.844%	(a)	05/07/26	750	740,458
Shackleton II CLO Ltd., Series 2012-2A, Class A1, 144A	1.727%	(a)	10/20/23	500	498,792
Silver Spring Ltd., Series 2014-1A, Class A, 144A	1.771%	(a)	10/15/26	1,500	1,468,156
Sound Point CLO IX Ltd. (Cayman Islands), Series 2015-2A, Class A, 144A	1.985%	(a)	07/20/27	750	741,560
Vibrant CLO Ltd., Series 2015-3A, Class A1, 144A	1.947%	(a)	04/20/26	1,500	1,485,503

					13,431,776

Collateralized Mortgage Obligations — 0.3%
Federal Home Loan Mortgage Corp., REMICS, Series 2002-2496, Class PM	5.500%		09/15/17	152	155,626
Federal Home Loan Mortgage Corp., REMICS, Series 2002-2501, Class MC	5.500%		09/15/17	38	38,279
Federal Home Loan Mortgage Corp., REMICS, Series 2002-2513, Class HC	5.000%		10/15/17	283	289,620
Federal National Mortgage Assoc., REMICS, Series 2002-57, Class ND	5.500%		09/25/17	43	43,833
Merrill Lynch Mortgage Investors, Inc., Series 2003-E, Class A1	1.042%	(a)	10/25/28	40	38,657
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	2.586%	(a)	02/25/34	178	176,889

					742,904

Non-Residential Mortgage-Backed Securities — 0.2%
Small Business Administration Participation Certificates, Series 1996-20J, Class 1	7.200%		10/01/16	109	110,903
Small Business Administration Participation Certificates, Series 1997-20A, Class 1	7.150%		01/01/17	89	91,010
Small Business Administration Participation Certificates, Series 1997-20G, Class 1	6.850%		07/01/17	65	66,617
Small Business Administration Participation Certificates, Series 1998-20I, Class 1	6.000%		09/01/18	198	207,831

					476,361

TOTAL ASSET-BACKED SECURITIES (cost $14,738,139)					14,651,041

COMMERCIAL MORTGAGE-BACKED SECURITIES — 29.6%
Banc of America Commercial Mortgage Trust, Series 2006-4, Class AM	5.675%		07/10/46	1,500	1,531,286
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A3	3.515%		09/10/58	700	702,233
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4	5.223%		08/15/48	1,552	1,577,006
Commercial Mortgage Pass-Through Certificates, Series 2012-CR5, Class A3	2.540%		12/10/45	1,000	972,960
Commercial Mortgage Trust, Series 2015-CR4, Class A3	3.214%		08/10/55	1,600	1,606,428
Commercial Mortgage Trust, Series 2015-CR25, Class A3	3.505%		08/10/48	1,000	1,006,938
Fannie Mae-Aces, Series 2015-M1, Class AB2	2.465%		09/25/24	550	538,993
Fannie Mae-Aces, Series 2015-M3, Class AB2	2.625%		10/25/24	2,730	2,696,396
Fannie Mae-Aces, Series 2015-M10, Class A2	3.092%	(a)	04/25/27	1,600	1,624,070
Fannie Mae-Aces, Series 2015-M17, Class A2	3.038%	(a)	11/25/25	1,500	1,489,876
Federal National Mortgage Assoc., Series 2012-M2, Class A2	2.717%		02/25/22	200	201,372
Federal National Mortgage Assoc., Series 2012-M13, Class A2	2.377%		05/25/22	1,850	1,845,734
Federal National Mortgage Assoc., Series 2014-M2, Class A2	3.513%	(a)	12/25/23	2,650	2,788,240
Federal National Mortgage Assoc., Series 2015-M8, Class AB2	2.829%		01/25/25	1,600	1,612,736
FHLMC Multifamily Structured Pass-Through Certificates, Series K003, Class A5	5.085%		03/25/19	250	271,995
FHLMC Multifamily Structured Pass-Through Certificates, Series K005, Class A2	4.317%		11/25/19	1,100	1,191,561
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class X1, IO	1.645%	(a)	06/25/20	18,445	988,449

SEE NOTES TO FINANCIAL STATEMENTS.

A104

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
FHLMC Multifamily Structured Pass-Through Certificates, Series K019, Class X1, IO	1.720%	(a)	03/25/22	18,165	$1,539,277
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, IO	1.454%	(a)	05/25/22	9,120	681,208
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, IO	1.493%	(a)	06/25/22	9,675	732,337
FHLMC Multifamily Structured Pass-Through Certificates, Series K024, Class A2	2.573%		09/25/22	2,000	1,995,618
FHLMC Multifamily Structured Pass-Through Certificates, Series K025, Class X1, IO	0.893%	(a)	10/25/22	27,370	1,299,293
FHLMC Multifamily Structured Pass-Through Certificates, Series K032, Class A2	3.310%	(a)	05/25/23	2,730	2,831,709
FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2	3.060%	(a)	07/25/23	3,600	3,671,444
FHLMC Multifamily Structured Pass-Through Certificates, Series K041, Class A2	3.171%		10/25/24	4,000	4,065,049
FHLMC Multifamily Structured Pass-Through Certificates, Series K044, Class A2	2.811%		01/25/25	3,200	3,150,748
FHLMC Multifamily Structured Pass-Through Certificates, Series K045, Class A2	3.023%		01/25/25	4,000	4,003,703
FHLMC Multifamily Structured Pass-Through Certificates, Series K501, Class X1A, IO	1.582%	(a)	08/25/16	3,045	15,180
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, IO	1.771%	(a)	05/25/19	8,069	401,223
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, IO	1.700%	(a)	07/25/19	7,761	383,441
FHLMC Multifamily Structured Pass-Through Certificates, Series KS03, Class A4	3.161%		05/25/25	6,600	6,652,901
FHLMC Multifamily Structured Pass-Through Certificates, Series KSMC, Class A2	2.615%		01/25/23	1,800	1,799,352
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A2	3.003%		01/15/47	1,700	1,732,447
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A3	3.322%		07/15/48	1,600	1,600,948
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A3	5.774%	(a)	06/15/49	671	672,332
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	1,700	1,646,982
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM	5.666%	(a)	05/12/39	1,375	1,380,307
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class AM	5.889%	(a)	06/12/46	250	252,566
ML-CFC Commercial Mortgage Trust, Series 2006-3, Class AM	5.456%	(a)	07/12/46	1,200	1,219,686
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class AM	5.204%		12/12/49	1,500	1,539,415
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A3	3.451%		07/15/50	1,600	1,598,867
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AM	5.795%	(a)	07/15/45	1,000	1,016,422

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $69,258,615)					68,528,728

FOREIGN AGENCY — 0.4%
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A (cost $816,933)	3.150%		07/24/24	820	823,707

U.S. GOVERNMENT AGENCY OBLIGATIONS — 43.5%
Federal Home Loan Mortgage Corp.	2.479%	(a)	05/01/34	337	355,839
Federal Home Loan Mortgage Corp.	2.500%		03/01/30	926	935,418
Federal Home Loan Mortgage Corp.	3.000%		06/01/29-06/01/45	1,811	1,837,122
Federal Home Loan Mortgage Corp.	3.500%		08/01/26-01/01/27	800	839,761
Federal Home Loan Mortgage Corp.	4.000%		TBA	1,500	1,584,580
Federal Home Loan Mortgage Corp.	4.000%		06/01/26-12/01/40	2,912	3,083,074
Federal Home Loan Mortgage Corp.	4.500%		09/01/39	2,816	3,037,214
Federal Home Loan Mortgage Corp.	5.000%		06/01/33-05/01/34	1,272	1,404,986
Federal Home Loan Mortgage Corp.	5.500%		05/01/37-05/01/38	755	839,489

SEE NOTES TO FINANCIAL STATEMENTS.

A105

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal Home Loan Mortgage Corp.	6.000%		09/01/34-08/01/39	572	$646,925
Federal Home Loan Mortgage Corp.	6.500%		09/01/32	82	93,207
Federal National Mortgage Assoc.	2.099%	(a)	04/01/34	144	152,022
Federal National Mortgage Assoc.	2.290%	(a)	07/01/33	902	953,446
Federal National Mortgage Assoc.	2.341%	(a)	04/01/34	282	297,708
Federal National Mortgage Assoc.	2.350%	(a)	06/01/34	275	292,126
Federal National Mortgage Assoc.	2.517%	(a)	08/01/33	554	584,381
Federal National Mortgage Assoc.	3.000%		TBA	3,500	3,493,059
Federal National Mortgage Assoc.	3.000%		08/01/28	1,799	1,857,526
Federal National Mortgage Assoc.	3.500%		TBA	11,000	11,348,955
Federal National Mortgage Assoc.	3.500%		03/01/27-06/01/39	1,319	1,374,857
Federal National Mortgage Assoc.	4.000%		09/01/40-09/01/44	4,604	4,879,402
Federal National Mortgage Assoc.	4.500%		05/01/40	3,555	3,883,059
Federal National Mortgage Assoc.	5.000%		TBA	1,000	1,100,680
Federal National Mortgage Assoc.	5.000%		07/01/18-05/01/36	2,037	2,214,420
Federal National Mortgage Assoc.	5.500%		01/01/17-11/01/35	5,278	5,927,213
Federal National Mortgage Assoc.	6.000%		05/01/21-05/01/38	1,058	1,198,317
Federal National Mortgage Assoc.	6.500%		07/01/32-10/01/37	1,344	1,564,826
Federal National Mortgage Assoc.	7.000%		12/01/31-01/01/36	177	203,329
Federal National Mortgage Assoc.	8.000%		10/01/23-02/01/26	8	8,161
Federal National Mortgage Assoc.	9.000%		02/01/25-04/01/25	27	30,898
Financing Corp. Strips Principal, Series 4-P	1.390%	(d)	10/06/17	2,700	2,645,900
Financing Corp. Strips Principal, Series D-P	2.224%	(d)	09/26/19	1,370	1,270,201
Freddie Mac Gold Pool	3.500%		07/01/42-08/01/43	3,924	4,044,263
Government National Mortgage Assoc.	3.000%		TBA	500	506,777
Government National Mortgage Assoc.	3.000%		03/15/45	2,954	2,994,489
Government National Mortgage Assoc.	3.500%		TBA	12,500	13,030,763
Government National Mortgage Assoc.	3.500%		04/20/45-07/20/45	3,734	3,897,749
Government National Mortgage Assoc.	4.000%		06/15/40-01/20/45	427	453,156
Government National Mortgage Assoc.	4.500%		02/20/41-03/20/41	2,182	2,377,046
Government National Mortgage Assoc.	5.000%		07/15/33-04/15/34	730	813,609
Government National Mortgage Assoc.	5.500%		03/15/34-03/15/36	628	713,063
Government National Mortgage Assoc.	6.500%		07/15/32-08/15/32	210	247,004
Government National Mortgage Assoc.	7.000%		03/15/23-08/15/28	443	486,238
Government National Mortgage Assoc.	7.500%		12/15/25-02/15/26	68	76,262
Government National Mortgage Assoc.	8.500%		09/15/24-04/15/25	134	150,165
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	2.503%		10/30/20	937	960,448
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	2.578%		06/30/22	1,520	1,536,484
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	3.000%		06/30/25	1,040	1,069,299
Residual Funding Corp. Strips Principal, Bonds	1.903%	(d)	10/15/20	75	67,867
Residual Funding Corp. Strips Principal, Bonds, PO	1.825%	(d)	10/15/19	2,745	2,555,677
Residual Funding Corp. Strips Principal, Sr. Unsec’d. Notes, PO	2.066%	(d)	07/15/20	1,465	1,338,169
Ukraine Government USAID Bonds, U.S. Gov’t. Gtd. Notes	1.847%		05/29/20	3,480	3,465,676

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $98,472,830)					100,722,305

U.S. TREASURY OBLIGATIONS — 17.2%
U.S. Treasury Bonds	2.500%		02/15/45	1,845	1,655,384
U.S. Treasury Bonds	2.750%		11/15/42	1,925	1,835,443
U.S. Treasury Bonds	2.875%		05/15/43-08/15/45	4,385	4,268,706
U.S. Treasury Bonds	3.000%		05/15/45	920	915,796
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/20	11,345	11,199,978
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%		02/15/45	616	537,317
U.S. Treasury Notes	1.750%		03/31/22	8,870	8,733,482
U.S. Treasury Notes	2.000%		11/30/22	300	298,359
U.S. Treasury Notes(e)	2.125%		12/31/21	2,285	2,305,172
U.S. Treasury Strips Coupon(f)	2.037%	(d)	02/15/22	1,690	1,483,673
U.S. Treasury Strips Coupon	2.060%	(d)	08/15/21	2,525	2,251,441
U.S. Treasury Strips Coupon	2.184%	(d)	02/15/28	550	399,337

SEE NOTES TO FINANCIAL STATEMENTS.

A106

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Strips Coupon	2.384%	(d)	05/15/29	565	$392,518
U.S. Treasury Strips Coupon	4.138%	(d)	02/15/42	3,725	1,639,488
U.S. Treasury Strips Principal	2.351%	(d)	05/15/43	1,115	475,244
U.S. Treasury Strips Principal	3.596%	(d)	05/15/44	3,180	1,309,235
U.S. Treasury Strips Principal	3.005%	(d)	11/15/44	715	287,915

TOTAL U.S. TREASURY OBLIGATIONS (cost $39,696,157)					39,988,488

TOTAL LONG-TERM INVESTMENTS (cost $222,982,674)					224,714,269

SHORT-TERM INVESTMENTS — 16.2%

				Shares
AFFILIATED MUTUAL FUNDS — 16.2%
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $39,260,287)(g) (Note 4)				4,021,093	37,275,532
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $287,130; includes $17 of cash collateral for securities on loan)(g)(h) (Note 4)				287,130	287,130

TOTAL AFFILIATED MUTUAL FUNDS (cost $39,547,417)					37,562,662

			Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/2016			Barclays Capital Group	102,200	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/2016			Barclays Capital Group	102,200	—
Receive a fixed rate of 0.25% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/2016			Barclays Capital Group	102,200	47
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 02/19/2016			Barclays Capital Group	51,100	1
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 03/14/2016			Barclays Capital Group	51,100	42
Receive a fixed rate of 0.55% and pay a floating rate based on 3 Month LIBOR, expiring 05/19/2016			Barclays Capital Group	51,100	753
Receive a fixed rate of 0.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/2016			Citibank Global Markets	23,880	—
Receive a fixed rate of 1.75% and pay a floating rate based on 3 Month LIBOR, expiring 01/04/2016			Citibank Global Markets	23,880	42,366

TOTAL OPTIONS PURCHASED (cost $257,984)					43,209

TOTAL SHORT-TERM INVESTMENTS (cost $39,805,401)					37,605,871

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 113.2% (cost $262,788,075)					262,320,140

OPTIONS WRITTEN*
Call Options
Interest Rate Swap Options,
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 01/04/2016			Barclays Capital Group	153,300	—
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 03/14/2016			Barclays Capital Group	153,300	(258)

SEE NOTES TO FINANCIAL STATEMENTS.

A107

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

OPTIONS WRITTEN* (continued)	Counterparty	Notional Amount (000)#	Value (Note 2)
Call Options (continued)
Interest Rate Swap Options (continued)
Pay a fixed rate of 0.35% and receive a floating rate based on 3 Month LIBOR, expiring 05/19/2016	Barclays Capital Group	153,300	$(2)
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 02/19/2016	Citibank Global Markets	47,760	—

TOTAL OPTIONS WRITTEN (premiums received $127,340)			(260)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 113.2% (cost $262,660,735)			262,319,880
LIABILITIES IN EXCESS OF OTHER ASSETS(i) — (13.2)%			(30,522,189)

NET ASSETS — 100.0%			$231,797,691

See the Glossary for abbreviations used in the annual report.

*	Non-income producing securities.

#	Principal or notional amount shown in U.S. dollars unless otherwise stated.

(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(d)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(e)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(f)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(g)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund.

(h)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(i)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
276	2 Year U.S. Treasury Notes	Mar. 2016	$60,033,215	$59,956,687	$(76,528)
194	5 Year U.S. Treasury Notes	Mar. 2016	22,962,808	22,954,140	(8,668)
21	10 Year U.S. Treasury Notes	Mar. 2016	2,637,499	2,644,031	6,532
187	90 Day Euro Dollar	Mar. 2016	46,465,212	46,406,388	(58,824)
33	U.S. Ultra Bonds	Mar. 2016	5,176,549	5,236,688	60,139

					(77,349)

Short Positions:
187	90 Day Euro Dollar	Sept. 2016	46,314,838	46,252,113	62,725
94	U.S. Long Bonds	Mar. 2016	14,636,167	14,452,500	183,667

					246,392

					$169,043

(1)	A U.S. Treasury Obligation with a market value of $872,646 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

A108

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Interest rate swap agreements outstanding at December 31, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
1,360	11/30/16	0.945%	3 Month LIBOR(1)	$(2,561)	$—	$(2,561)	Citigroup Global Markets
4,700	02/15/19	1.656%	3 Month LIBOR(1)	(63,799)	—	(63,799)	Citigroup Global Markets
4,700	02/15/19	1.794%	3 Month LIBOR(2)	86,100	—	86,100	JPMorgan Chase

				$19,740	$—	$19,740

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
100	02/21/16	0.429%	3 Month LIBOR(1)	$151	$(6)	$(157)
3,300	09/04/20	1.585%	3 Month LIBOR(1)	163	13,821	13,658
24,500	01/08/21	1.683%	3 Month LIBOR(2)	282	(61,617)	(61,899)
7,855	09/17/21	2.358%	3 Month LIBOR(2)	197	227,407	227,210
5,100	01/13/22	2.351%	3 Month LIBOR(1)	181	(141,707)	(141,888)
4,850	01/13/22	2.480%	3 Month LIBOR(1)	179	(171,024)	(171,203)
1,710	01/22/22	2.467%	3 Month LIBOR(1)	161	(59,045)	(59,206)
13,310	05/31/22	2.200%	3 Month LIBOR(1)	(26,951)	(264,012)	(237,061)
5,470	05/31/22	2.217%	3 Month LIBOR(1)	179	(114,148)	(114,327)
3,350	08/31/22	1.745%	3 Month LIBOR(1)	169	33,456	33,287
3,600	11/30/22	1.982%	3 Month LIBOR(1)	170	1,168	998
8,720	12/20/23	2.932%	3 Month LIBOR(1)	220	(567,611)	(567,831)
11,725	08/18/24	2.750%	3 Month LIBOR(2)	168	599,021	598,853
5,290	09/17/24	2.732%	3 Month LIBOR(1)	111	(261,211)	(261,322)
1,860	09/04/25	2.214%	3 Month LIBOR(1)	163	(9,139)	(9,302)
3,630	11/12/25	2.263%	3 Month LIBOR(1)	176	(29,862)	(30,038)
25,835	01/08/26	2.210%	3 Month LIBOR(1)	359	(51,150)	(51,509)
230	09/17/29	3.070%	3 Month LIBOR(2)	10	18,421	18,411
7,535	02/15/36	2.502%	3 Month LIBOR(2)	12,505	(70,208)	(82,713)
5,485	01/08/46	2.659%	3 Month LIBOR(2)	248	43,779	43,531

				$(11,159)	$(863,667)	$(852,508)

A U.S. Treasury Obligation with a market value of $1,210,594 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at December 31, 2015.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$13,431,776	$—
Collateralized Mortgage Obligations	—	742,904	—
Non-Residential Mortgage-Backed Securities	—	476,361	—
Commercial Mortgage-Backed Securities	—	68,528,728	—
Foreign Agency	—	823,707	—
U.S. Government Agency Obligations	—	100,722,305	—

SEE NOTES TO FINANCIAL STATEMENTS.

A109

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

	Level 1	Level 2	Level 3
Investments in Securities (continued)
U.S. Treasury Obligations	$—	$39,988,488	$—
Affiliated Mutual Funds	37,562,662	—	—
Options Purchased	—	43,209	—
Options Written	—	(260)	—
Other Financial Instruments*
Futures Contracts	169,043	—	—
OTC interest rate swaps	—	19,740	—
Centrally cleared interest rate swaps	—	(852,508)	—

Total	$37,731,705	$223,924,450	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

U.S. Government Agency Obligations	43.5%
Commercial Mortgage-Backed Securities	29.6
U.S. Treasury Obligations	17.2
Affiliated Mutual Funds	16.2
Collateralized Loan Obligations	5.8
Foreign Agency	0.4

Collateralized Mortgage Obligations	0.3%
Non-Residential Mortgage-Backed Securities	0.2

113.2
Liabilities in excess of other assets	(13.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$313,063	*	Due from/to broker — variation margin futures	$144,020	*
Interest rate contracts	Due from/to broker — variation margin swaps	935,948	*	Due from/to broker — variation margin swaps	1,788,456	*
Interest rate contracts	Unrealized appreciation OTC on swap agreements	86,100		Unrealized depreciation on OTC swap agreements	66,360
Interest rate contracts	Unaffiliated investments	43,209		Options written outstanding, at value	260

Total		$1,378,320			$1,999,096

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(1,511,763)	$744,071	$689,845	$(1,715,847)	$(1,793,694)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(193,208)	$103,881	$(63,117)	$(524,110)	$(676,554)

*	Included in net unrealized appreciation (depreciation) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A110

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

For the year ended December 31, 2015, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(3)	Futures Contracts— Short Position(3)	Interest Rate Swap Agreements(2)
$269,763	$265,104	$91,536,417	$18,493,703	$128,089

(1)	Cost.

(2)	Notional Amount in USD (000).

(3)	Value at Trade Date.

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Barclays Capital Group	$843	$(260)	$—	$583
Citigroup Global Markets	42,366	(42,366)	—	—
JPMorgan Chase	86,100	—	—	86,100

	$129,309

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Barclays Capital Group	$(260)	$260	$—	$—
Citigroup Global Markets	(66,360)	42,366	—	(23,994)
JPMorgan Chase	—	—	—	—

	$(66,620)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A111

GOVERNMENT INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2015

ASSETS
Investments at value:
Unaffiliated investments (cost $223,240,658)	$224,757,478
Affiliated investments (cost $39,547,417)	37,562,662
Receivable for investments sold	21,669,310
Dividends and interest receivable	767,287
Unrealized appreciation on OTC swap agreements	86,100
Receivable for Series shares sold	41,508
Due from broker—variation margin futures	24,474
Prepaid expenses	2,520

Total Assets	284,911,339

LIABILITIES
Payable for investments purchased	52,722,816
Accrued expenses and other liabilities	107,956
Management fee payable	80,251
Due to broker—variation margin swaps	78,711
Unrealized depreciation on OTC swap agreements	66,360
Payable for Series shares repurchased	35,124
Payable to custodian	17,503
Loan interest payable	3,016
Affiliated transfer agent fee payable	980
Deferred trustees’ fees	671
Options written outstanding, at value (premiums received $127,340)	260

Total Liabilities	53,113,648

NET ASSETS	$231,797,691

Net assets were comprised of:
Paid-in capital	$216,314,364
Retained earnings	15,483,327

Net assets, December 31, 2015	$231,797,691

Net asset value and redemption price per share $231,797,691 / 19,315,538 outstanding shares of beneficial interest	$12.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

NET INVESTMENT INCOME
INCOME
Interest income	$5,478,241
Affiliated dividend income	880,356
Affiliated income from securities lending, net	18,394

Total income	6,376,991

EXPENSES
Management fee	1,301,882
Shareholders’ reports	100,000
Custodian and accounting fees	83,000
Audit fee	33,000
Trustees’ fees	13,000
Transfer agent’s fees and expenses (including affiliated expense of $5,800)	12,000
Legal fees and expenses	9,000
Insurance expenses	4,000
Loan interest expense	3,197
Miscellaneous	11,043

Total expenses	1,570,122

NET INVESTMENT INCOME	4,806,869

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	1,801,068
Futures transactions	689,845
Options written transactions	744,071
Swap agreement transactions	(1,715,847)

1,519,137

Net change in unrealized appreciation (depreciation) on:
Investments	(3,248,703)
Futures	(63,117)
Options written	103,881
Swap agreements	(524,110)

(3,732,049)

NET LOSS ON INVESTMENT TRANSACTIONS	(2,212,912)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,593,957

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income	$4,806,869	$5,901,363
Net realized gain on investment transactions	1,519,137	7,472,234
Net change in unrealized appreciation (depreciation) on investments	(3,732,049)	5,994,740

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,593,957	19,368,337

DISTRIBUTIONS	—	(1,210,720)

SERIES SHARE TRANSACTIONS
Series shares sold [446,808 and 449,768 shares, respectively]	5,381,539	5,246,081
Series shares issued in reinvestment of distributions [0 and 105,280 shares, respectively]	—	1,210,720
Series shares repurchased [9,585,972 and 2,279,485 shares, respectively]	(115,358,336)	(26,512,995)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(109,976,797)	(20,056,194)

TOTAL DECREASE	(107,382,840)	(1,898,577)
NET ASSETS:
Beginning of year	339,180,531	341,079,108

End of year	$231,797,691	$339,180,531

SEE NOTES TO FINANCIAL STATEMENTS.

A112

HIGH YIELD BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2015

LONG-TERM INVESTMENTS — 94.4% ASSET-BACKED SECURITIES — 0.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 0.4%
Primus CLO II Ltd. (Cayman Islands), Series 2007-2A, Class A, 144A	0.553	%(a)	07/15/21	265	$260,143
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class D, 144A	4.614	%(a)	08/17/22	13,000	12,575,919

					12,836,062

Residential Mortgage-Backed Securities
Argent Securities, Inc./Asset-Backed Pass-Through Certificates, Series 2003-W8, Class M1	1.472	%(a)	12/25/33	92	86,639

TOTAL ASSET-BACKED SECURITIES (cost $11,996,848)					12,922,701

BANK LOANS(a) — 1.9%
Capital Goods — 0.1%
Neff Rental LLC	7.250%		06/09/21	4,415	3,532,104

Chemicals — 0.4%
MacDermid, Inc.	5.500%		06/07/20	7,980	7,708,680
Solenis International LP	7.750%		07/31/22	7,500	5,906,250

					13,614,930

Energy – Other
American Energy Marcellus LLC	8.500%		08/04/21	3,675	36,750

Gaming — 0.2%
CCM Merger, Inc.	4.500%		08/06/21	5,901	5,871,040
Golden Nugget, Inc.	5.500%		11/21/19	1,429	1,414,463

					7,285,503

Lodging — 0.1%
Four Seasons Holdings, Inc. (Canada)	6.250%		12/28/20	1,750	1,738,333

Media & Entertainment — 0.2%
TWCC Holding Corp.	5.750%		02/11/20	5,917	5,909,948

Technology — 0.9%
Avago Technologies Cayman Finance Ltd. (Singapore)	4.250%		12/31/22	7,500	7,401,045
Evergreen Skills Lux Sarl (Luxembourg)	9.250%		04/28/22	16,200	10,800,005
Kronos, Inc.	9.750%		04/30/20	10,150	10,056,920

					28,257,970

TOTAL BANK LOANS (cost $71,921,218)					60,375,538

COLLATERALIZED MORTGAGE OBLIGATIONS
Adjustable Rate Mortgage Trust, Series 2005-7, Class 1A1	2.645	%(a)	10/25/35	85	75,124
American Home Mortgage Assets Trust, Series 2006-4, Class 1A12	0.632	%(a)	10/25/46	35	22,544
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1	2.154	%(a)	09/25/45	15	14,423
Banc of America Alternative Loan Trust, Series 2005-4, Class CB6	0.822	%(a)	05/25/35	31	23,342
Banc of America Funding Trust, Series 2006-B, Class 2A1	2.632	%(a)	03/20/36	97	83,171
Bear Stearns ARM Trust, Series 2005-10, Class A2	2.842	%(a)	10/25/35	35	35,196
Citigroup Mortgage Loan Trust, Series 2007-10, Class 22AA	2.905	%(a)	09/25/37	67	60,065
Countrywide Alternative Loan Trust, Series 2005-43, Class 4A3	2.609	%(a)	10/25/35	22	19,144
Countrywide Alternative Loan Trust, Series 2006-HY13, Class 4A1	2.673	%(a)	02/25/37	32	28,881
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A	0.612	%(a)	07/20/46	27	19,799
Countrywide Alternative Loan Trust, Series 2006-OA11, Class A1B	0.612	%(a)	09/25/46	36	31,329
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 2A1	0.742	%(a)	03/25/35	83	72,443
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2, Class 1A5	6.000%		05/25/36	53	44,032
HarborView Mortgage Loan Trust, Series 2006-5, Class 2A1A	0.582	%(a)	07/19/46	44	25,826
HarborView Mortgage Loan Trust, Series 2006-7, Class 2A1B	0.652	%(a)	09/19/46	19	994
IndyMac INDX Mortgage Loan Trust, Series 2006-AR12, Class A1	0.612	%(a)	09/25/46	33	26,916
JP Morgan Mortgage Trust, Series 2007-S3, Class 1A96	6.000%		08/25/37	25	21,820

SEE NOTES TO FINANCIAL STATEMENTS.

A113

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
MASTR Adjustable Rate Mortgages Trust, Series 2006-OA1, Class 1A1	0.632	%(a)	04/25/46	23	$16,605
Residential Accredit Loans, Inc., Series 2006-QA2, Class 3A1	5.500%		02/25/36	151	121,540
Residential Accredit Loans, Inc., Series 2007-QS4, Class 2A1	0.752	%(a)	03/25/37	142	39,137
Residential Asset Securitization Trust, Series 2007-A5, Class 2A3	6.000%		05/25/37	51	43,652
Structured Asset Mortgage Investments II Trust, Series 2006-AR6, Class 2A1	0.612	%(a)	07/25/46	45	35,289
SunTrust Alternative Loan Trust, Series 2006-1F, Class 3A	0.772	%(a)	04/25/36	101	40,068
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 2A3	2.292	%(a)	02/25/37	27	24,425
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 4A1	2.402	%(a)	02/25/37	33	29,093
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Class 2A1A	1.017	%(a)	04/25/47	38	32,276

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $888,798)					987,134

CORPORATE BONDS 91.9%
Advertising — 0.4%
Acosta, Inc., Sr. Unsec’d. Notes, 144A(b)	7.750%		10/01/22	13,150	11,604,875

Aerospace & Defense — 0.8%
Orbital ATK, Inc., Gtd. Notes	5.250%		10/01/21	2,965	2,979,825
StandardAero Aviation Holdings, Inc., Gtd. Notes, 144A	10.000%		07/15/23	6,925	6,873,062
TransDigm, Inc., Gtd. Notes(b)	6.000%		07/15/22	6,550	6,402,625
TransDigm, Inc., Gtd. Notes	6.500%		07/15/24	4,675	4,649,288
TransDigm, Inc., Gtd. Notes	7.500%		07/15/21	5,245	5,428,575

					26,333,375

Agriculture — 0.1%
Vector Group Ltd., Gtd. Notes(b)	7.750%		02/15/21	3,390	3,576,450

Apparel — 0.1%
Levi Strauss & Co., Sr. Unsec’d. Notes	5.000%		05/01/25	3,400	3,383,000

Auto Manufacturers — 0.2%
Fiat Chrysler Automobiles NV (United Kingdom), Sr. Unsec’d. Notes	5.250%		04/15/23	5,925	5,821,313
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	5.625%		02/01/23	650	656,500

					6,477,813

Auto Parts & Equipment — 2.5%
American Axle & Manufacturing, Inc., Gtd. Notes	6.250%		03/15/21	3,675	3,803,625
American Axle & Manufacturing, Inc., Gtd. Notes(b)	6.625%		10/15/22	150	157,125
American Axle & Manufacturing, Inc., Gtd. Notes	7.750%		11/15/19	675	745,875
Dana Holding Corp., Sr. Unsec’d. Notes(b)	5.375%		09/15/21	4,050	4,019,625
Dana Holding Corp., Sr. Unsec’d. Notes	6.750%		02/15/21	5,759	5,917,373
Lear Corp., Gtd. Notes	4.750%		01/15/23	775	778,875
Lear Corp., Gtd. Notes	5.250%		01/15/25	12,700	12,922,250
Meritor, Inc., Gtd. Notes	6.250%		02/15/24	8,725	7,459,875
Meritor, Inc., Gtd. Notes	6.750%		06/15/21	8,075	7,429,000
Omega US Sub. LLC, Sr. Unsec’d. Notes, 144A(b)	8.750%		07/15/23	7,200	6,642,000
Schaeffler Finance BV (Germany), Sr. Sec’d. Notes, 144A	4.750%		05/15/23	7,300	7,154,000
Schaeffler Holding Finance BV (Germany), Sr. Sec’d. Notes, PIK, 144A	6.750%		11/15/22	1,800	1,935,000
Titan International, Inc., Sr. Sec’d. Notes(b)	6.875%		10/01/20	4,425	3,296,625
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.500%		04/29/22	6,825	6,671,437
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.750%		04/29/25	8,775	8,358,187

					77,290,872

Banks — 3.5%
Bank of America Corp., Series AA, Jr. Sub. Notes	6.100	%(a)	12/31/49	11,900	12,063,625
Bank of America Corp., Series K, Jr. Sub. Notes	8.000	%(a)	12/29/49	730	742,775
Bank of America Corp., Series U, Jr. Sub. Notes(b)	5.200	%(a)	12/31/49	2,925	2,723,906
Bank of America Corp., Series X, Jr. Sub. Notes(b)	6.250	%(a)	12/31/49	2,000	2,005,000

SEE NOTES TO FINANCIAL STATEMENTS.

A114

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
CIT Group, Inc., Sr. Unsec’d. Notes	5.000%		08/15/22	23,600	$24,234,368
CIT Group, Inc., Sr. Unsec’d. Notes	5.375%		05/15/20	750	785,625
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	5.500%		02/15/19	1,775	1,854,875
Citigroup, Inc., Series N, Jr. Sub. Notes(b)	5.800	%(a)	12/31/49	9,515	9,434,122
Citigroup, Inc., Series O, Jr. Sub. Notes	5.875	%(a)	12/31/49	3,950	3,920,375
Citigroup, Inc., Series P, Jr. Sub. Notes	5.950	%(a)	12/31/49	15,889	15,293,162
Goldman Sachs Group, Inc. (The), Series M, Jr. Sub. Notes	5.375	%(a)	12/31/49	3,925	3,900,469
HBOS PLC (United Kingdom), Sub. Notes, GMTN, 144A	6.750%		05/21/18	400	436,262
JPMorgan Chase & Co., Series R, Jr. Sub. Notes(b)	6.000	%(a)	12/31/49	1,050	1,048,534
JPMorgan Chase & Co., Series U, Jr. Sub. Notes	6.125	%(a)	12/31/49	1,500	1,516,875
JPMorgan Chase & Co., Series X, Jr. Sub. Notes	6.100	%(a)	12/31/49	8,725	8,769,498
Morgan Stanley, Series H, Jr. Sub. Notes	5.450	%(a)	12/31/49	4,975	4,856,844
Morgan Stanley, Series J, Jr. Sub. Notes(b)	5.550	%(a)	12/31/49	6,450	6,450,000
Wells Fargo & Co., Series S, Jr. Sub. Notes	5.900	%(a)	12/31/49	10,875	10,970,156

					111,006,471

Beverages — 0.2%
Constellation Brands, Inc., Gtd. Notes	4.750%		12/01/25	1,950	1,986,563
Cott Beverages, Inc. (Canada), Gtd. Notes	6.750%		01/01/20	5,350	5,523,875

					7,510,438

Building Materials — 1.4%
Builders FirstSource, Inc., Gtd. Notes, 144A	10.750%		08/15/23	7,850	7,791,125
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $6,250,000; purchased 10/27/14)(c)(d)	5.375%		11/15/24	6,250	6,234,375
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A	9.375%		10/12/22	5,975	6,288,688
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	5.700%		01/11/25	300	250,875
Griffon Corp., Gtd. Notes	5.250%		03/01/22	13,235	12,622,881
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes	6.125%		07/15/23	6,550	6,451,750
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A (original cost $4,452,000; purchased 10/10/13-02/02/15)(c)(d)	7.500%		02/15/19	4,400	3,894,000
USG Corp., Gtd. Notes, 144A	5.500%		03/01/25	700	710,500

					44,244,194

Chemicals — 3.7%
A Schulman, Inc., Gtd. Notes, 144A	6.875%		06/01/23	6,350	6,080,125
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, Gtd. Notes, 144A	7.375%		05/01/21	8,145	8,587,884
Axiall Corp., Gtd. Notes(b)	4.875%		05/15/23	5,350	4,815,000
Blue Cube Spinco, Inc., Gtd. Notes, 144A(b)	9.750%		10/15/23	7,755	8,365,706
Blue Cube Spinco, Inc., Gtd. Notes, 144A(b)	10.000%		10/15/25	4,840	5,324,000
Chemours Co. (The), Sr. Unsec’d. Notes, 144A(b)	6.625%		05/15/23	5,850	4,095,000
Chemours Co. (The), Sr. Unsec’d. Notes, 144A(b)	7.000%		05/15/25	4,675	3,190,688
Chemtura Corp., Gtd. Notes	5.750%		07/15/21	15,933	16,012,665
Eagle Spinco, Inc., Gtd. Notes(b)	4.625%		02/15/21	2,625	2,415,000
Hexion, Inc., Sec’d. Notes(c)	9.000%		11/15/20	21,885	8,371,012
Hexion, Inc., Sr. Sec’d. Notes	6.625%		04/15/20	7,585	5,897,337
Hexion, Inc., Sr. Sec’d. Notes(b)	8.875%		02/01/18	9,275	6,538,875
Hexion, Inc., Sr. Sec’d. Notes	10.000%		04/15/20	6,025	4,970,625
Platform Specialty Products Corp., Sr. Unsec’d. Notes, 144A	6.500%		02/01/22	6,670	5,769,550
Platform Specialty Products Corp., Sr. Unsec’d. Notes, 144A	10.375%		05/01/21	3,525	3,516,188
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., Sec’d. Notes, 144A	6.500%		04/15/21	8,200	7,954,000
TPC Group, Inc., Sr. Sec’d. Notes, 144A (original cost $17,217,913; purchased 12/11/12-10/07/15)(c)(d)	8.750%		12/15/20	17,445	11,339,250
Tronox Finance LLC, Gtd. Notes(b)	6.375%		08/15/20	3,901	2,347,622

					115,590,527

SEE NOTES TO FINANCIAL STATEMENTS.

A115

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Coal
Peabody Energy Corp., Gtd. Notes(c)	6.250%	11/15/21	1,125	$154,688
Peabody Energy Corp., Sec’d. Notes, 144A(b)(c)	10.000%	03/15/22	2,775	527,250

				681,938

Commercial Services — 3.6%
Ahern Rentals, Inc., Sec’d. Notes, 144A	7.375%	05/15/23	5,325	4,299,937
Ancestry.com Holdings LLC, Sr. Unsec’d. Notes, PIK, 144A	9.625%	10/15/18	5,355	5,274,675
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	6.500%	07/15/22	8,925	9,304,312
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes, 144A	5.125%	06/01/22	6,650	6,566,875
Brand Energy & Infrastructure Services, Inc., Gtd. Notes, 144A (original cost $5,325,000; purchased 11/22/13)(c)(d)	8.500%	12/01/21	5,325	4,579,500
Hertz Corp. (The), Gtd. Notes(b)	5.875%	10/15/20	1,375	1,417,969
Hertz Corp. (The), Gtd. Notes	6.750%	04/15/19	650	663,975
Jurassic Holdings III, Inc., Sec’d. Notes, 144A (original cost $10,635,375; purchased 01/24/14-05/06/15)(b)(c)(d)	6.875%	02/15/21	11,000	6,600,000
Laureate Education, Inc., Gtd. Notes, 144A(b)	10.000%	09/01/19	17,325	10,741,500
Live Nation Entertainment, Inc., Gtd. Notes, 144A	5.375%	06/15/22	2,400	2,364,000
Modular Space Corp., Sec’d. Notes, 144A (original cost $1,800,000; purchased 02/19/14)(c)(d)	10.250%	01/31/19	1,800	720,000
NES Rentals Holdings, Inc., Sec’d. Notes, 144A (original cost $7,395,938; purchased 04/12/13-11/10/14)(c)(d)	7.875%	05/01/18	7,275	6,620,250
R.R. Donnelley & Sons Co., Sr. Unsec’d. Notes	6.000%	04/01/24	3,425	3,056,812
R.R. Donnelley & Sons Co., Sr. Unsec’d. Notes	6.500%	11/15/23	2,560	2,368,000
Safway Group Holding LLC/Safway Finance Corp., Sec’d. Notes, 144A	7.000%	05/15/18	1,450	1,446,375
Service Corp. International, Sr. Unsec’d. Notes	5.375%	01/15/22	925	964,313
Service Corp. International, Sr. Unsec’d. Notes	5.375%	05/15/24	8,650	8,909,500
Team Health, Inc., Gtd. Notes, 144A	7.250%	12/15/23	2,800	2,898,000
United Rentals North America, Inc., Gtd. Notes(b)	5.500%	07/15/25	6,075	5,892,750
United Rentals North America, Inc., Gtd. Notes	5.750%	11/15/24	5,150	5,098,500
United Rentals North America, Inc., Gtd. Notes(b)	6.125%	06/15/23	2,600	2,658,500
United Rentals North America, Inc., Gtd. Notes(b)	7.375%	05/15/20	2,625	2,769,375
United Rentals North America, Inc., Gtd. Notes	7.625%	04/15/22	15,640	16,714,468
United Rentals North America, Inc., Gtd. Notes	8.250%	02/01/21	1,315	1,375,819

				113,305,405

Cosmetics & Personal Care — 0.1%
First Quality Finance Co., Inc., Sr. Unsec’d. Notes, 144A(b)	4.625%	05/15/21	3,455	3,144,050

Distribution/Wholesale — 1.1%
American Tire Distributors, Inc., Sr. Sub. Notes, 144A	10.250%	03/01/22	12,125	11,094,375
Beacon Roofing Supply, Inc., Gtd. Notes, 144A	6.375%	10/01/23	4,725	4,813,594
Global Partners LP/GLP Finance Corp., Gtd. Notes	6.250%	07/15/22	2,275	1,820,000
H&E Equipment Services, Inc., Gtd. Notes(b)	7.000%	09/01/22	12,295	12,049,100
HD Supply, Inc., Sr. Sec’d. Notes, 144A	5.250%	12/15/21	3,975	4,054,500

				33,831,569

Diversified Financial Services — 2.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750%	05/15/19	1,600	1,598,000
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes(b)	4.250%	07/01/20	550	554,125
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	4.500%	05/15/21	3,875	3,937,969
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes(b)	4.625%	07/01/22	2,950	2,983,187
Ally Financial, Inc., Gtd. Notes	8.000%	03/15/20	2,243	2,557,020
Ally Financial, Inc., Sr. Unsec’d. Notes	3.750%	11/18/19	4,075	4,018,969
CoreLogic, Inc., Gtd. Notes	7.250%	06/01/21	7,450	7,748,000
International Lease Finance Corp., Sr. Unsec’d. Notes	3.875%	04/15/18	4,425	4,458,187
International Lease Finance Corp., Sr. Unsec’d. Notes	6.250%	05/15/19	2,120	2,271,050

SEE NOTES TO FINANCIAL STATEMENTS.

A116

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Diversified Financial Services (continued)
International Lease Finance Corp., Sr. Unsec’d. Notes(b)	8.250%		12/15/20	1,125	$1,330,313
International Lease Finance Corp., Sr. Unsec’d. Notes	8.625%		01/15/22	1,525	1,845,250
International Lease Finance Corp. E-Capital Trust II Ltd., Ltd. Gtd. Notes, 144A	4.740	%(a)	12/21/65	4,250	3,910,000
Jet Equipment Trust 1994-A, Equipment Trust, 144A(c)	10.000	%(a)(e)	06/15/12	27	24,554
Jet Equipment Trust 1994-A, Sr. Unsec’d. Notes, 144A(c)	7.630	%(a)(e)	08/15/12	11	—
KCG Holdings, Inc., Sr. Sec’d. Notes, 144A	6.875%		03/15/20	9,350	8,415,000
National Financial Partners Corp., Sr. Unsec’d. Notes, 144A	9.000%		07/15/21	2,375	2,173,125
Navient Corp., Sr. Unsec’d. Notes(b)	5.000%		10/26/20	1,500	1,316,250
Navient Corp., Sr. Unsec’d. Notes, MTN	8.000%		03/25/20	6,100	6,026,800
OneMain Financial Holdings, Inc., Gtd. Notes, 144A	6.750%		12/15/19	5,125	5,195,469
OneMain Financial Holdings, Inc., Gtd. Notes, 144A	7.250%		12/15/21	6,730	6,746,825
Springleaf Finance Corp., Gtd. Notes	6.000%		06/01/20	9,525	9,048,750
Springleaf Finance Corp., Gtd. Notes	8.250%		10/01/23	1,125	1,136,250
Transworld Systems, Inc., Sr. Sec’d. Notes, 144A(c)	9.500%		08/15/21	15,675	7,210,500

					84,505,593

Electric — 5.7%
AES Corp., Sr. Unsec’d. Notes	4.875%		05/15/23	2,175	1,903,125
AES Corp., Sr. Unsec’d. Notes	5.500%		03/15/24	2,400	2,142,000
AES Corp., Sr. Unsec’d. Notes	7.375%		07/01/21	11,999	12,238,980
Calpine Corp., Sr. Sec’d. Notes, 144A(b)	6.000%		01/15/22	2,100	2,167,599
Calpine Corp., Sr. Sec’d. Notes, 144A	7.875%		01/15/23	6,113	6,510,345
Calpine Corp., Sr. Unsec’d. Notes(b)	5.375%		01/15/23	10,710	9,612,225
Calpine Corp., Sr. Unsec’d. Notes	5.500%		02/01/24	13,150	11,604,875
Calpine Corp., Sr. Unsec’d. Notes(b)	5.750%		01/15/25	5,625	4,964,062
DPL, Inc., Sr. Unsec’d. Notes	6.500%		10/15/16	730	730,000
DPL, Inc., Sr. Unsec’d. Notes	6.750%		10/01/19	4,250	4,250,000
DPL, Inc., Sr. Unsec’d. Notes	7.250%		10/15/21	16,100	15,295,000
Dynegy, Inc., Gtd. Notes(b)	5.875%		06/01/23	7,310	5,866,275
Dynegy, Inc., Gtd. Notes	6.750%		11/01/19	4,775	4,488,500
Dynegy, Inc., Gtd. Notes(b)	7.375%		11/01/22	29,330	25,517,100
Dynegy, Inc., Gtd. Notes(b)	7.625%		11/01/24	12,055	10,304,614
GenOn Americas Generation LLC, Sr. Unsec’d. Notes	8.500%		10/01/21	1,000	732,500
GenOn Energy, Inc., Sr. Unsec’d. Notes	7.875%		06/15/17	4,900	4,263,000
GenOn Energy, Inc., Sr. Unsec’d. Notes(b)	9.500%		10/15/18	3,350	2,706,231
GenOn Energy, Inc., Sr. Unsec’d. Notes(b)	9.875%		10/15/20	16,646	12,318,040
InterGen NV (Netherlands), Sr. Sec’d. Notes, 144A (original cost $4,408,509; purchased 06/07/13-04/09/15)(c)(d)	7.000%		06/30/23	4,500	3,566,250
Mirant Corp., Bonds(c)	7.400	%(a)(e)	07/15/49	1,825	1,825
Mirant Mid-Atlantic, Series C, Pass-Through Certificates	10.060%		12/30/28	706	685,173
Mirant Mid-Atlantic Trust, Series B, Pass-Through Certificates	9.125%		06/30/17	1,636	1,619,579
NRG Energy, Inc., Gtd. Notes	6.250%		07/15/22	7,818	6,660,936
NRG Energy, Inc., Gtd. Notes(b)	6.250%		05/01/24	8,500	7,141,700
NRG Energy, Inc., Gtd. Notes	7.625%		01/15/18	1,570	1,636,725
NRG Energy, Inc., Gtd. Notes(b)	7.875%		05/15/21	3,155	2,957,812
NRG Energy, Inc., Gtd. Notes	8.250%		09/01/20	4,950	4,801,500
NRG REMA LLC, Series B, Pass-Through Certificates(c)	9.237%		07/02/17	617	628,711
NRG REMA LLC, Series C, Pass-Through Certificates	9.681%		07/02/26	8,835	8,569,950
Red Oak Power LLC, Series B, Sr. Sec’d. Notes (original cost $224,500; purchased 05/27/15)(c)(d)	9.200%		11/30/29	200	213,000
Talen Energy Supply LLC, Sr. Unsec’d. Notes, 144A(b)	4.625%		07/15/19	4,450	3,337,500

					179,435,132

Electrical Components & Equipment — 0.5%
Anixter, Inc., Gtd. Notes, 144A	5.500%		03/01/23	1,875	1,884,375
Belden, Inc., Gtd. Notes, 144A(b)	5.500%		09/01/22	4,025	3,874,063
General Cable Corp., Gtd. Notes	5.750%		10/01/22	3,225	2,483,250

SEE NOTES TO FINANCIAL STATEMENTS.

A117

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Electrical Components & Equipment (continued)
GrafTech International Ltd., Gtd. Notes(c)	6.375%	11/15/20	1,950	$1,131,000
International Wire Group Holdings, Inc., Sec’d. Notes, 144A	8.500%	10/15/17	6,250	6,390,625

				15,763,313

Engineering & Construction — 0.4%
AECOM, Gtd. Notes	5.875%	10/15/24	10,900	11,118,000

Entertainment — 3.8%
AMC Entertainment, Inc., Gtd. Notes	5.750%	06/15/25	11,700	11,758,500
Carmike Cinemas, Inc., Sec’d. Notes, 144A	6.000%	06/15/23	4,425	4,535,625
CCM Merger, Inc., Gtd. Notes, 144A (original cost $12,596,184; purchased 03/14/12-09/30/15)(c)(d)	9.125%	05/01/19	12,437	12,981,119
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.250%	03/15/21	1,300	1,339,000
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.375%	06/01/24	2,100	2,121,000
Cinemark USA, Inc., Gtd. Notes	4.875%	06/01/23	7,219	7,038,525
Cinemark USA, Inc., Gtd. Notes	5.125%	12/15/22	7,850	7,791,125
Eldorado Resorts, Inc., Sr. Unsec’d. Notes, 144A(b)	7.000%	08/01/23	11,100	10,878,000
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(b)	4.875%	11/01/20	2,350	2,303,000
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(b)	5.375%	11/01/23	5,425	5,289,375
Isle of Capri Casinos, Inc., Gtd. Notes(b)	5.875%	03/15/21	1,725	1,759,500
Isle of Capri Casinos, Inc., Gtd. Notes	8.875%	06/15/20	4,598	4,827,900
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $2,300,000; purchased 07/30/13)(c)(d)	5.000%	08/01/18	2,300	2,334,500
National CineMedia LLC, Sr. Sec’d. Notes	6.000%	04/15/22	4,350	4,513,125
Penn National Gaming, Inc., Sr. Unsec’d. Notes(b)	5.875%	11/01/21	12,925	12,537,250
Pinnacle Entertainment, Inc., Gtd. Notes	6.375%	08/01/21	1,335	1,403,419
Pinnacle Entertainment, Inc., Gtd. Notes(b)	7.750%	04/01/22	6,775	7,363,578
Regal Entertainment Group, Sr. Unsec’d. Notes	5.750%	02/01/25	3,170	3,059,050
Scientific Games International, Inc., Gtd. Notes(b)	6.625%	05/15/21	27,975	13,148,250
Scientific Games International, Inc., Gtd. Notes	10.000%	12/01/22	3,775	2,680,250
Scientific Games International, Inc., Sr. Sec’d. Notes, 144A(b)	7.000%	01/01/22	975	931,125

				120,593,216

Environmental Control — 0.5%
ADS Waste Holdings, Inc., Gtd. Notes	8.250%	10/01/20	4,235	4,266,762
Clean Harbors, Inc., Gtd. Notes	5.125%	06/01/21	1,060	1,073,250
Clean Harbors, Inc., Gtd. Notes(b)	5.250%	08/01/20	6,850	6,987,000
Covanta Holding Corp., Sr. Unsec’d. Notes(b)	5.875%	03/01/24	1,950	1,764,750
Covanta Holding Corp., Sr. Unsec’d. Notes(b)	6.375%	10/01/22	2,100	2,089,500
Covanta Holding Corp., Sr. Unsec’d. Notes	7.250%	12/01/20	330	341,344

				16,522,606

Food — 2.8%
B&G Foods, Inc., Gtd. Notes	4.625%	06/01/21	4,025	3,984,750
Darling Ingredients, Inc., Gtd. Notes(b)	5.375%	01/15/22	4,800	4,728,000
Hearthside Group Holdings LLC/Hearthside Finance Co., Gtd. Notes, 144A	6.500%	05/01/22	5,475	5,064,375
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750%	06/15/23	5,750	5,735,625
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $876,719; purchased 06/15/11)(c)(d)	7.250%	06/01/21	905	898,213
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $9,869,500; purchased 09/13/13-12/15/15)(c)(d)	7.250%	06/01/21	9,905	9,830,712
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Sr. Unsec’d. Notes, 144A (original cost $6,550,000; purchased 05/20/15)(c)(d)	5.750%	06/15/25	6,550	5,698,500
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Sr. Unsec’d. Notes, 144A (original cost $6,273,813; purchased 06/11/14-07/10/14)(b)(c)(d)	5.875%	07/15/24	6,275	5,678,875
Pilgrim’s Pride Corp., Gtd. Notes, 144A(b)	5.750%	03/15/25	3,200	3,112,000
Post Holdings, Inc., Gtd. Notes(b)	7.375%	02/15/22	10,525	10,972,312

SEE NOTES TO FINANCIAL STATEMENTS.

A118

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Food (continued)
Post Holdings, Inc., Gtd. Notes, 144A	6.000%	12/15/22	9,075	$8,893,500
Post Holdings, Inc., Gtd. Notes, 144A	6.750%	12/01/21	3,375	3,442,500
Post Holdings, Inc., Gtd. Notes, 144A(b)	8.000%	07/15/25	5,500	5,830,000
Smithfield Foods, Inc., Sr. Unsec’d. Notes	6.625%	08/15/22	2,525	2,619,687
Smithfield Foods, Inc., Sr. Unsec’d. Notes, 144A	5.875%	08/01/21	6,975	7,184,250
SUPERVALU, Inc., Sr. Unsec’d. Notes(b)	7.750%	11/15/22	2,850	2,586,375
TreeHouse Foods, Inc., Gtd. Notes(b)	4.875%	03/15/22	901	858,203

				87,117,877

Food Service
Aramark Services, Inc., Gtd. Notes, 144A(b)	5.125%	01/15/24	475	483,906

Forest & Paper Products — 0.3%
Smurfit Kappa Acquisitions (Ireland), Sr. Sec’d. Notes, 144A	4.875%	09/15/18	5,750	5,922,500
Tembec Industries, Inc. (Canada), Sr. Sec’d. Notes, 144A(b)	9.000%	12/15/19	4,025	2,616,250

				8,538,750

Gas
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	6.500%	05/20/21	1,240	1,171,800

Hand/Machine Tools — 0.1%
Apex Tool Group LLC, Gtd. Notes, 144A (original cost $1,880,000; purchased 0917/14)(b)(c)(d)	7.000%	02/01/21	2,000	1,540,000

Healthcare-Products — 1.4%
ConvaTec Finance International SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A	8.250%	01/15/19	3,575	3,324,750
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	10.500%	12/15/18	6,433	6,491,926
Crimson Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	6.625%	05/15/22	23,900	16,371,500
Greatbatch Ltd., Sr. Unsec’d. Notes, 144A	9.125%	11/01/23	8,200	8,118,000
Hill-Rom Holdings, Inc., Sr. Unsec’d. Notes, 144A	5.750%	09/01/23	2,400	2,448,000
Mallinckrodt International Finance SA, Gtd. Notes	4.750%	04/15/23	6,675	5,907,375
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A(b)	5.500%	04/15/25	1,375	1,265,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A(b)	5.750%	08/01/22	476	456,960

				44,383,511

Healthcare-Services — 6.2%
Acadia Healthcare Co., Inc., Gtd. Notes	5.625%	02/15/23	7,375	6,969,375
Acadia Healthcare Co., Inc., Gtd. Notes	6.125%	03/15/21	3,206	3,254,090
Centene Corp., Sr. Unsec’d. Notes	4.750%	05/15/22	6,225	6,022,687
CHS/Community Health Systems, Inc., Gtd. Notes(b)	6.875%	02/01/22	14,259	13,528,226
CHS/Community Health Systems, Inc., Gtd. Notes(b)	7.125%	07/15/20	1,750	1,743,438
CHS/Community Health Systems, Inc., Gtd. Notes	8.000%	11/15/19	16,580	16,704,350
DaVita Healthcare Partners, Inc., Gtd. Notes	5.000%	05/01/25	5,675	5,476,375
HCA Holdings, Inc., Sr. Unsec’d. Notes	6.250%	02/15/21	4,000	4,230,000
HCA, Inc., Gtd. Notes	5.375%	02/01/25	37,290	36,823,875
HCA, Inc., Gtd. Notes(b)	5.875%	05/01/23	4,215	4,320,375
HCA, Inc., Gtd. Notes	5.875%	02/15/26	2,875	2,885,781
HCA, Inc., Gtd. Notes	8.000%	10/01/18	2,218	2,481,387
HCA, Inc., Sr. Sec’d. Notes	5.000%	03/15/24	2,625	2,618,437
HealthSouth Corp., Gtd. Notes	5.125%	03/15/23	1,475	1,412,313
HealthSouth Corp., Gtd. Notes(b)	5.750%	11/01/24	2,050	1,955,188
HealthSouth Corp., Gtd. Notes	7.750%	09/15/22	1,016	1,056,640
HealthSouth Corp., Gtd. Notes, 144A	5.750%	11/01/24	3,050	2,908,937
Kindred Healthcare, Inc., Gtd. Notes(b)	6.375%	04/15/22	3,506	2,909,980
Kindred Healthcare, Inc., Gtd. Notes	8.000%	01/15/20	4,725	4,417,875
Kindred Healthcare, Inc., Gtd. Notes	8.750%	01/15/23	2,625	2,415,000
LifePoint Health, Inc., Gtd. Notes	5.500%	12/01/21	4,100	4,171,750
LifePoint Health, Inc., Gtd. Notes	5.875%	12/01/23	3,600	3,654,000

SEE NOTES TO FINANCIAL STATEMENTS.

A119

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare-Services (continued)
MEDNAX, Inc., Gtd. Notes, 144A	5.250%	12/01/23	3,225	$3,241,125
Molina Healthcare, Inc., Gtd. Notes, 144A	5.375%	11/15/22	5,225	5,225,000
Select Medical Corp., Gtd. Notes	6.375%	06/01/21	15,905	13,916,875
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.375%	10/01/21	6,720	6,484,800
Tenet Healthcare Corp., Sr. Sec’d. Notes(b)	4.750%	06/01/20	2,975	2,989,875
Tenet Healthcare Corp., Sr. Unsec’d. Notes(b)	5.000%	03/01/19	2,075	1,914,188
Tenet Healthcare Corp., Sr. Unsec’d. Notes	6.750%	02/01/20	7,600	7,220,000
Tenet Healthcare Corp., Sr. Unsec’d. Notes(b)	6.750%	06/15/23	7,700	7,141,750
Tenet Healthcare Corp., Sr. Unsec’d. Notes	8.125%	04/01/22	14,650	14,613,375

				194,707,067

Holding Companies – Diversified — 0.8%
Argos Merger Sub, Inc., Sr. Unsec’d. Notes, 144A(b)	7.125%	03/15/23	13,495	13,380,293
Horizon Pharma Financing, Inc., Gtd. Notes, 144A(b)	6.625%	05/01/23	9,100	8,099,000
James Hardie International Finance Ltd. (Ireland), Gtd. Notes, 144A	5.875%	02/15/23	4,275	4,360,500

				25,839,793

Home Builders — 4.0%
Beazer Homes USA, Inc., Gtd. Notes(b)	5.750%	06/15/19	7,250	6,670,000
Beazer Homes USA, Inc., Gtd. Notes	7.250%	02/01/23	4,475	3,938,000
Beazer Homes USA, Inc., Gtd. Notes	7.500%	09/15/21	6,619	6,072,933
Beazer Homes USA, Inc., Gtd. Notes(b)	9.125%	05/15/19	3,750	3,721,875
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	6.500%	12/15/20	700	674,625
Brookfield Residential Properties, Inc. (Canada), Sr. Unsec’d. Notes, 144A(b)	6.375%	05/15/25	4,075	3,789,750
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125%	07/01/22	6,600	6,105,000
CalAtlantic Group, Inc., Gtd. Notes	6.250%	12/15/21	7,000	7,472,500
D.R. Horton, Inc., Gtd. Notes	4.750%	02/15/23	8,825	8,988,262
KB Home, Gtd. Notes	7.000%	12/15/21	2,725	2,687,531
KB Home, Gtd. Notes	7.500%	09/15/22	6,350	6,318,250
KB Home, Gtd. Notes	7.625%	05/15/23	4,550	4,493,125
Lennar Corp., Gtd. Notes	4.750%	05/30/25	6,575	6,427,063
M/I Homes, Inc., Gtd. Notes, 144A	6.750%	01/15/21	4,750	4,678,750
Meritage Homes Corp., Gtd. Notes	6.000%	06/01/25	3,600	3,591,000
Ryland Group, Inc. (The), Gtd. Notes	5.375%	10/01/22	2,900	2,914,500
Shea Homes LP/Shea Homes Funding Corp., Gtd. Notes, 144A	5.875%	04/01/23	2,875	2,946,875
Shea Homes LP/Shea Homes Funding Corp., Gtd. Notes, 144A	6.125%	04/01/25	4,200	4,315,500
Standard Pacific Corp., Gtd. Notes	5.875%	11/15/24	1,500	1,567,500
Standard Pacific Corp., Gtd. Notes(b)	8.375%	01/15/21	3,125	3,625,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.625%	03/01/24	3,163	3,036,480
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.875%	04/15/23	10,312	10,183,100
Toll Brothers Finance Corp., Gtd. Notes	4.000%	12/31/18	100	102,000
WCI Communities, Inc., Gtd. Notes	6.875%	08/15/21	8,570	9,003,813
William Lyon Homes, Inc., Gtd. Notes	7.000%	08/15/22	10,650	10,676,625
William Lyon Homes, Inc., Gtd. Notes, 144A	7.000%	08/15/22	2,225	2,230,563

				126,230,620

Household Products/Wares — 0.3%
Spectrum Brands, Inc., Gtd. Notes	6.375%	11/15/20	4,200	4,462,500
Spectrum Brands, Inc., Gtd. Notes, 144A(b)	5.750%	07/15/25	3,775	3,869,375

				8,331,875

Housewares — 0.1%
Scotts Miracle-Gro Co. (The), Gtd. Notes, 144A(b)	6.000%	10/15/23	3,900	4,065,750

SEE NOTES TO FINANCIAL STATEMENTS.

A120

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Internet — 0.7%
Ancestry.com, Inc., Gtd. Notes	11.000%	12/15/20	5,925	$6,324,938
Blue Coat Holdings, Inc., Sr. Unsec’d. Notes, 144A	8.375%	06/01/23	11,585	11,642,925
Mood Media Corp., Gtd. Notes, 144A(c)	9.250%	10/15/20	3,700	2,386,500
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes(b)	6.375%	05/15/25	2,000	1,860,000

				22,214,363

Iron/Steel — 0.5%
AK Steel Corp., Gtd. Notes	7.625%	10/01/21	2,200	880,000
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(b)	6.500%	03/01/21	3,200	2,575,648
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(b)	7.250%	02/25/22	2,020	1,626,100
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., Gtd. Notes, 144A (original cost $12,829,344; purchased 04/07/14-07/11/14)(b)(c)(d)	6.375%	05/01/22	12,750	10,837,500

				15,919,248

Leisure Time — 0.6%
Carlson Wagonlit BV (Netherlands), Sr. Sec’d. Notes, 144A (original cost $3,100,000; purchased 05/09/12)(b)(c)(d)	6.875%	06/15/19	3,100	3,177,500
ClubCorp Club Operations, Inc., Gtd. Notes, 144A	8.250%	12/15/23	6,000	5,880,000
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes	7.250%	03/15/18	2,425	2,619,000
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A (original cost $2,975,000; purchased 05/05/15)(c)(d)	6.250%	05/15/25	2,975	2,439,500
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A (original cost $6,405,750; purchased 07/17/14)(c)(d)	8.500%	10/15/22	5,850	5,542,875

				19,658,875

Lodging — 3.1%
Boyd Gaming Corp., Gtd. Notes(b)	6.875%	05/15/23	15,400	15,823,500
Boyd Gaming Corp., Gtd. Notes	9.000%	07/01/20	6,959	7,376,540
Felcor Lodging LP, Gtd. Notes	6.000%	06/01/25	7,950	8,069,250
Felcor Lodging LP, Sr. Sec’d. Notes	5.625%	03/01/23	1,775	1,801,625
Golden Nugget Escrow, Inc., Sr. Unsec’d. Notes, 144A(b)	8.500%	12/01/21	12,750	12,813,750
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Gtd. Notes	5.625%	10/15/21	6,394	6,625,782
Interval Acquisition Corp., Gtd. Notes, 144A	5.625%	04/15/23	5,875	5,830,937
MGM Resorts International, Gtd. Notes	6.625%	12/15/21	18,165	18,596,419
MGM Resorts International, Gtd. Notes(b)	6.750%	10/01/20	600	616,500
MGM Resorts International, Gtd. Notes	8.625%	02/01/19	1,155	1,279,521
Station Casinos LLC, Gtd. Notes	7.500%	03/01/21	4,860	4,957,200
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sr. Sec’d. Notes, 144A (original cost $13,195,000; purchased 05/16/13-05/14/15)(c)(d)	6.375%	06/01/21	13,375	12,438,750

				96,229,774

Machinery-Construction & Mining — 0.4%
Terex Corp., Gtd. Notes(b)	6.000%	05/15/21	7,239	6,659,880
Terex Corp., Gtd. Notes(b)	6.500%	04/01/20	2,175	2,093,438
Vander Intermediate Holding II Corp., Sr. Unsec’d. Notes, PIK, 144A(b)	9.750%	02/01/19	7,915	5,144,750

				13,898,068

Machinery-Diversified — 0.6%
ATS Automation Tooling Systems, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.500%	06/15/23	4,400	4,455,000
Case New Holland Industrial, Inc. (United Kingdom), Gtd. Notes	7.875%	12/01/17	4,150	4,388,625
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A (original cost $6,541,000; purchased 04/08/13-12/17/15)(c)(d)	8.750%	12/15/19	6,125	5,910,625
CNH Industrial Capital LLC, Gtd. Notes(b)	3.625%	04/15/18	2,950	2,904,275
Manitowoc Co., Inc. (The), Gtd. Notes	5.875%	10/15/22	2,550	2,632,875

				20,291,400

SEE NOTES TO FINANCIAL STATEMENTS.

A121

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Media — 6.0%
Altice Finco SA (Luxembourg), Gtd. Notes, 144A	7.625%	02/15/25	1,025	$948,125
Altice SA (Luxembourg), Gtd. Notes, 144A(b)	7.625%	02/15/25	4,050	3,493,125
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A	5.375%	07/15/23	9,925	9,949,813
Altice US Finance II Corp., Sr. Sec’d. Notes, 144A(b)	7.750%	07/15/25	3,850	3,522,750
Altice US Finance SA (Luxembourg), Sr. Sec’d. Notes, 144A	7.750%	07/15/25	8,425	7,708,875
AMC Networks, Inc., Gtd. Notes	7.750%	07/15/21	2,475	2,598,750
Belo Corp., Sr. Unsec’d. Notes	7.750%	06/01/27	6,000	6,330,000
Cable One, Inc., Gtd. Notes, 144A(b)	5.750%	06/15/22	3,925	3,905,375
Cablevision Systems Corp., Sr. Unsec’d. Notes	7.750%	04/15/18	1,375	1,430,000
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%	09/15/17	13,475	14,182,437
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(b)	5.250%	03/15/21	635	659,606
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(b)	5.750%	09/01/23	2,875	2,946,875
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes, 144A	5.125%	05/01/23	4,675	4,675,000
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes, 144A	5.875%	05/01/27	24,000	23,880,000
CCOH Safari LLC, Sr. Unsec’d. Notes, 144A	5.750%	02/15/26	3,200	3,208,000
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A(b)	5.125%	12/15/21	9,835	8,851,500
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	5.125%	12/15/21	10,010	9,009,000
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	6.375%	09/15/20	3,800	3,714,500
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	6.500%	11/15/22	2,970	2,866,050
Clear Channel Worldwide Holdings, Inc., Series A, Gtd. Notes(b)	7.625%	03/15/20	2,700	2,457,000
CSC Holdings LLC, Sr. Unsec’d. Notes	7.875%	02/15/18	850	894,625
DISH DBS Corp., Gtd. Notes	5.875%	07/15/22	3,275	3,053,938
DISH DBS Corp., Gtd. Notes	5.875%	11/15/24	4,000	3,560,000
Entercom Radio LLC, Gtd. Notes	10.500%	12/01/19	7,075	7,322,625
Gray Television, Inc., Gtd. Notes(b)	7.500%	10/01/20	7,130	7,326,075
LIN Television Corp., Gtd. Notes	6.375%	01/15/21	2,000	2,095,000
Mediacom Broadband LLC/Mediacom Broadband Corp., Gtd. Notes	5.500%	04/15/21	7,500	7,218,750
Midcontinent Communications & Midcontinent Finance Corp., Gtd. Notes, 144A	6.875%	08/15/23	2,900	2,936,250
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A	5.000%	04/15/22	250	246,875
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	5.750%	01/15/23	11,408	11,493,560
Sinclair Television Group, Inc., Gtd. Notes(b)	5.375%	04/01/21	4,850	4,862,125
Sinclair Television Group, Inc., Gtd. Notes(b)	6.125%	10/01/22	2,825	2,881,500
Sinclair Television Group, Inc., Gtd. Notes, 144A(b)	5.625%	08/01/24	2,000	1,945,000
TEGNA, Inc., Gtd. Notes, 144A	5.500%	09/15/24	2,250	2,250,000
Tribune Media Co., Gtd. Notes, 144A(b)	5.875%	07/15/22	7,125	7,125,000
Unitymedia KabelBW GmbH (Germany), Sr. Sec’d. Notes, 144A	6.125%	01/15/25	3,575	3,532,636
Videotron Ltd. (Canada), Gtd. Notes	5.000%	07/15/22	3,825	3,825,000

				188,905,740

Mining — 0.8%
Alcoa, Inc., Sr. Unsec’d. Notes(b)	5.125%	10/01/24	7,400	6,734,000
AuRico Gold, Inc. (Canada), Sec’d. Notes, 144A	7.750%	04/01/20	1,400	1,263,500
Eldorado Gold Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.125%	12/15/20	1,791	1,567,125
First Quantum Minerals Ltd. (Canada), Gtd. Notes, 144A(b)	7.000%	02/15/21	2,491	1,563,103
First Quantum Minerals Ltd. (Canada), Gtd. Notes, 144A	7.250%	05/15/22	850	531,250
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A	7.500%	11/01/20	5,650	5,296,875
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A	7.875%	11/01/22	1,750	1,610,000
New Gold, Inc. (Canada), Gtd. Notes, 144A	6.250%	11/15/22	9,867	7,844,265

				26,410,118

Miscellaneous Manufacturing — 0.9%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(b)	5.750%	03/15/22	1,600	1,116,000
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(b)	6.000%	10/15/22	2,500	1,752,500
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.125%	01/15/23	2,200	1,518,000

SEE NOTES TO FINANCIAL STATEMENTS.

A122

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Miscellaneous Manufacturing (continued)
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.750%	03/15/20	517	$417,478
EnPro Industries, Inc., Gtd. Notes(b)	5.875%	09/15/22	4,475	4,430,250
Gates Global LLC/Gates Global Co., Gtd. Notes, 144A (original cost $9,350,000; purchased 06/12/14)(b)(c)(d)	6.000%	07/15/22	9,350	6,732,000
Koppers, Inc., Gtd. Notes	7.875%	12/01/19	12,902	12,740,725

				28,706,953

Office & Business Equipment — 0.3%
CDW LLC/CDW Finance Corp., Gtd. Notes	5.500%	12/01/24	10,184	10,667,740

Oil & Gas — 3.8%
Bonanza Creek Energy, Inc., Gtd. Notes(c)	5.750%	02/01/23	2,300	1,196,000
Bonanza Creek Energy, Inc., Gtd. Notes(b)	6.750%	04/15/21	3,775	2,283,875
California Resources Corp., Gtd. Notes(b)	5.500%	09/15/21	714	224,910
California Resources Corp., Gtd. Notes(b)	6.000%	11/15/24	4,217	1,286,185
California Resources Corp., Sec’d. Notes, 144A(b)	8.000%	12/15/22	13,218	6,955,972
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	10.750%	02/15/20	9,750	9,457,500
Concho Resources, Inc., Gtd. Notes	5.500%	04/01/23	1,650	1,526,250
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A(b)	7.000%	08/15/21	5,125	4,561,250
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A(b)	8.125%	09/15/23	2,500	2,250,000
EP Energy LLC/Everest Acquisition Finance, Inc., Gtd. Notes	9.375%	05/01/20	501	319,388
Halcon Resources Corp., Sec’d. Notes, 144A(b)	8.625%	02/01/20	3,900	2,691,000
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A (original cost $9,275,000; purchased 05/20/15)(c)(d)	5.750%	10/01/25	9,275	8,069,250
Jupiter Resources, Inc. (Canada), Sr. Unsec’d. Notes, 144A (original cost $6,059,666; purchased 09/11/14)(b)(c)(d)	8.500%	10/01/22	6,325	2,530,000
MEG Energy Corp. (Canada), Gtd. Notes, 144A	6.500%	03/15/21	10,920	7,644,000
Memorial Resource Development Corp., Gtd. Notes	5.875%	07/01/22	6,850	5,993,750
Murphy Oil USA, Inc., Gtd. Notes(b)	6.000%	08/15/23	2,000	2,100,000
Newfield Exploration Co., Sr. Unsec’d. Notes	5.375%	01/01/26	5,975	4,944,312
Newfield Exploration Co., Sr. Unsec’d. Notes	5.750%	01/30/22	1,875	1,659,375
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	5.375%	01/26/19	5,000	950,000
Parker Drilling Co., Gtd. Notes(b)	7.500%	08/01/20	1,975	1,501,000
Precision Drilling Corp. (Canada), Gtd. Notes	6.500%	12/15/21	2,075	1,597,750
Precision Drilling Corp. (Canada), Gtd. Notes	6.625%	11/15/20	2,500	1,950,000
QEP Resources, Inc., Sr. Unsec’d. Notes(b)	5.250%	05/01/23	2,975	2,112,250
QEP Resources, Inc., Sr. Unsec’d. Notes	5.375%	10/01/22	2,300	1,656,000
Range Resources Corp., Gtd. Notes(b)	5.000%	08/15/22	3,175	2,373,312
Range Resources Corp., Gtd. Notes	5.000%	03/15/23	1,478	1,101,110
Rice Energy, Inc., Gtd. Notes, 144A	7.250%	05/01/23	5,775	4,215,750
Seventy Seven Energy, Inc., Sr. Unsec’d. Notes(b)(c)	6.500%	07/15/22	1,975	311,063
Sunoco LP/Sunoco Finance Corp., Gtd. Notes, 144A	5.500%	08/01/20	3,900	3,695,250
Sunoco LP/Sunoco Finance Corp., Gtd. Notes, 144A(b)	6.375%	04/01/23	8,950	8,413,000
Triangle USA Petroleum Corp., Gtd. Notes, 144A(c)	6.750%	07/15/22	4,850	1,479,250
Tullow Oil PLC (United Kingdom), Gtd. Notes, 144A	6.000%	11/01/20	6,900	4,795,500
Western Refining, Inc., Gtd. Notes	6.250%	04/01/21	7,608	7,303,680
WPX Energy, Inc., Sr. Unsec’d. Notes(b)	6.000%	01/15/22	9,078	6,354,600
WPX Energy, Inc., Sr. Unsec’d. Notes(b)	8.250%	08/01/23	4,800	3,840,000

				119,342,532

Oil & Gas Services — 0.6%
Bristow Group, Inc., Gtd. Notes	6.250%	10/15/22	3,250	2,539,062
CGG SA (France), Gtd. Notes	6.500%	06/01/21	2,125	945,625
CGG SA (France), Gtd. Notes	6.875%	01/15/22	1,355	555,550
CSI Compressco LP/Compressco Finance, Inc., Gtd. Notes	7.250%	08/15/22	5,725	4,236,500
PHI, Inc., Gtd. Notes	5.250%	03/15/19	3,525	2,820,000
SESI LLC, Gtd. Notes(b)	6.375%	05/01/19	1,150	1,067,350

SEE NOTES TO FINANCIAL STATEMENTS.

A123

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas Services (continued)
Western Refining Logistics LP/WNRL Finance Corp., Gtd. Notes	7.500%	02/15/23	5,975	$5,706,125

				17,870,212

Packaging & Containers — 3.0%
AEP Industries, Inc., Sr. Unsec’d. Notes	8.250%	04/15/19	4,782	4,913,505
Ardagh Finance Holdings SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A(b)	8.625%	06/15/19	9,062	8,931,737
Ardagh Packaging Finance PLC (Ireland), Gtd. Notes, 144A(b)	9.125%	10/15/20	2,150	2,214,500
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A(b)	6.000%	06/30/21	1,725	1,608,562
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	6.250%	01/31/19	2,875	2,760,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	6.750%	01/31/21	1,360	1,305,600
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	9.125%	10/15/20	14,200	14,555,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Unsec’d. Notes, 144A	7.000%	11/15/20	988	970,941
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II (New Zealand), Gtd. Notes, 144A	6.000%	06/15/17	5,150	4,982,625
Coveris Holdings SA (Luxembourg), Gtd. Notes, 144A	7.875%	11/01/19	8,900	7,765,250
Greif, Inc., Sr. Unsec’d. Notes	6.750%	02/01/17	4,120	4,305,400
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A(b)	5.875%	08/15/23	1,675	1,700,125
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A(b)	6.375%	08/15/25	1,275	1,310,063
PaperWorks Industries, Inc., Sr. Sec’d. Notes, 144A	9.500%	08/15/19	6,535	5,979,525
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A (original cost $11,513,650; purchased 09/25/13-11/04/15)(c)(d)	6.500%	10/01/21	11,590	11,184,350
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand), Gtd. Notes	9.875%	08/15/19	10,200	10,276,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand), Sr. Sec’d. Notes(b)	5.750%	10/15/20	965	981,588
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand), Sr. Sec’d. Notes	6.875%	02/15/21	1,575	1,622,250
Sealed Air Corp., Gtd. Notes, 144A	4.875%	12/01/22	3,200	3,208,000
Sealed Air Corp., Gtd. Notes, 144A(b)	5.250%	04/01/23	3,025	3,085,500
Sealed Air Corp., Gtd. Notes, 144A	6.500%	12/01/20	625	689,063

				94,350,084

Pharmaceuticals — 1.7%
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A	7.000%	05/15/19	6,250	6,093,750
Endo Finance LLC, Gtd. Notes, 144A(b)	5.750%	01/15/22	7,875	7,638,750
Endo Finance LLC/Endo Ltd./Endo Finco, Inc., Gtd. Notes, 144A(b)	6.000%	07/15/23	1,215	1,208,925
Endo Finance LLC/Endo Ltd./Endo Finco, Inc., Gtd. Notes, 144A	6.000%	02/01/25	2,875	2,831,875
Grifols Worldwide Operations Ltd. (Spain), Gtd. Notes	5.250%	04/01/22	4,375	4,396,875
Quintiles Transnational Corp., Gtd. Notes, 144A	4.875%	05/15/23	2,425	2,437,125
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.500%	03/01/23	1,925	1,694,000
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.625%	12/01/21	2,920	2,686,400
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.875%	05/15/23	3,075	2,744,437
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A(b)	6.125%	04/15/25	22,170	19,786,725
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	7.500%	07/15/21	2,375	2,369,063

				53,887,925

Pipelines — 1.8%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes	6.000%	12/15/20	2,900	2,131,500
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes, 144A	6.250%	04/01/23	4,725	3,295,687
Energy Transfer Equity LP, Sr. Sec’d. Notes(b)	7.500%	10/15/20	4,300	3,977,500
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	6.000%	05/15/23	7,725	6,180,000

SEE NOTES TO FINANCIAL STATEMENTS.

A124

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Pipelines (continued)
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	6.750%		08/01/22	5,425	$4,611,250
MPLX LP, Gtd. Notes, 144A	4.875%		12/01/24	3,550	3,186,125
MPLX LP, Gtd. Notes, 144A	4.875%		06/01/25	2,400	2,148,000
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	5.500%		04/15/23	3,275	2,944,782
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes(b)	5.750%		09/01/20	4,050	3,956,485
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A (original cost $3,353,375; purchased 02/21/14-02/25/14)(c)(d)	5.625%		04/15/20	3,475	3,197,000
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A (original cost $5,464,483; purchased 01/10/13-06/13/13)(b)(c)(d)	6.000%		01/15/19	5,522	5,245,900
Rose Rock Midstream LP/Rose Rock Finance Corp., Gtd. Notes, 144A	5.625%		11/15/23	1,350	958,500
Selectica, Inc. (Escrow Shares)(c)	—	%(a)(e)	01/01/20	1,350	14
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes(b)	6.875%		02/01/21	1,000	905,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes, 144A(b)	6.750%		03/15/24	5,450	4,646,125
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	5.875%		10/01/20	2,847	2,718,885
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes(b)	6.125%		10/15/21	3,025	2,873,750
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes, 144A	6.250%		10/15/22	2,500	2,368,750

					55,345,253

Real Estate — 0.2%
CBRE Services, Inc., Gtd. Notes	5.000%		03/15/23	1,200	1,206,107
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A (original cost $5,875,000; purchased 11/10/14)(c)(d)	8.250%		12/01/22	5,875	6,095,312

					7,301,419

Real Estate Investment Trusts (REITs) — 1.2%
DuPont Fabros Technology LP, Gtd. Notes	5.875%		09/15/21	4,125	4,290,000
Equinix, Inc., Sr. Unsec’d. Notes	5.875%		01/15/26	5,350	5,510,500
ESH Hospitality, Inc., Gtd. Notes, 144A	5.250%		05/01/25	3,500	3,412,500
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	6.375%		02/15/22	1,000	1,020,000
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	5.500%		05/01/24	3,275	3,258,625
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	5.000%		04/15/21	2,800	2,849,000
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	5.000%		04/15/23	5,007	5,007,000
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.375%		06/01/23	4,300	4,332,250
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.500%		02/01/21	1,950	2,013,375
Senior Housing Properties Trust, Sr. Unsec’d. Notes	6.750%		12/15/21	5,875	6,612,794

					38,306,044

Retail — 4.7%
AmeriGas Finance LLC/AmeriGas Finance Corp., Gtd. Notes	7.000%		05/20/22	5,635	5,451,862
BC ULC/New Red Finance, Inc. (Canada), Sec’d. Notes, 144A(b)	6.000%		04/01/22	6,875	7,081,250
Caleres, Inc., Gtd. Notes	6.250%		08/15/23	5,250	5,171,250
CEC Entertainment, Inc., Gtd. Notes(b)	8.000%		02/15/22	10,420	9,846,900
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	6.125%		03/15/20	2,400	1,296,000
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A(b)	9.000%		03/15/19	8,800	5,324,000
CST Brands, Inc., Gtd. Notes	5.000%		05/01/23	3,400	3,366,000
Dollar Tree, Inc., Gtd. Notes, 144A(b)	5.750%		03/01/23	4,175	4,321,125
Dufry Finance SCA (Switzerland), Gtd. Notes, 144A	5.500%		10/15/20	9,550	9,932,000
Ferrellgas LP/Ferrellgas Finance Corp., Gtd. Notes, 144A	6.750%		06/15/23	3,075	2,506,125
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes	6.500%		05/01/21	4,175	3,548,750
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes	6.750%		01/15/22	6,345	5,345,663
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625%		06/15/20	4,284	4,026,960
Hot Topic, Inc., Sr. Sec’d. Notes, 144A (original cost $5,612,875; purchased 06/06/13-01/03/14)(c)(d)	9.250%		06/15/21	5,600	4,956,000
L Brands, Inc., Gtd. Notes	5.625%		02/15/22	5,685	6,040,312
Landry’s, Inc., Gtd. Notes, 144A (original cost $10,675,380; purchased 04/19/12-02/10/15)(c)(d)	9.375%		05/01/20	10,386	10,931,265
Neiman Marcus Group Ltd., LLC, Gtd. Notes, 144A(b)	8.000%		10/15/21	28,169	20,845,060

SEE NOTES TO FINANCIAL STATEMENTS.

A125

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Retail (continued)
PF Chang’s China Bistro, Inc., Gtd. Notes, 144A(b)	10.250%	06/30/20	7,901	$6,478,820
PVH Corp., Sr. Unsec’d. Notes(b)	4.500%	12/15/22	1,479	1,445,723
Rite Aid Corp., Gtd. Notes, 144A	6.125%	04/01/23	13,450	13,920,750
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.500%	11/01/23	2,000	2,045,000
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625%	12/01/25	2,225	2,247,250
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes	5.500%	06/01/24	5,700	4,588,500
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes	7.375%	08/01/21	2,200	2,112,000
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A (original cost $6,700,000; purchased 05/29/15)(b)(c)(d)	8.000%	06/15/22	6,700	6,599,500

				149,428,065

Semiconductors — 1.6%
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A	6.000%	01/15/22	4,745	4,970,387
Micron Technology, Inc., Sr. Unsec’d. Notes, 144A(b)	5.250%	08/01/23	12,100	10,859,750
Micron Technology, Inc., Sr. Unsec’d. Notes, 144A	5.250%	01/15/24	1,975	1,738,000
Micron Technology, Inc., Sr. Unsec’d. Notes, 144A	5.625%	01/15/26	11,200	9,688,000
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A(b)	4.625%	06/15/22	6,800	6,681,000
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	5.750%	02/15/21	2,860	2,974,400
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A	4.875%	10/15/23	6,075	5,907,937
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A	5.000%	10/01/25	1,925	1,881,688
Sensata Technologies UK Financing Co. PLC, Gtd. Notes, 144A(b)	6.250%	02/15/26	6,575	6,838,000

				51,539,162

Software — 4.5%
Audatex North America, Inc., Gtd. Notes, 144A	6.000%	06/15/21	11,675	11,762,562
Audatex North America, Inc., Gtd. Notes, 144A	6.125%	11/01/23	5,015	5,046,344
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A(b)	8.125%	07/15/21	17,945	11,933,425
Boxer Parent Co., Sr. Unsec’d. Notes, PIK, 144A(b)	9.000%	10/15/19	15,435	9,569,700
Emdeon, Inc., Gtd. Notes	11.000%	12/31/19	13,025	13,578,562
First Data Corp., Gtd. Notes, 144A(b)	7.000%	12/01/23	36,275	36,275,000
First Data Corp., Sec’d. Notes, 144A	5.750%	01/15/24	9,825	9,677,625
First Data Corp., Sr. Sec’d. Notes, 144A	6.750%	11/01/20	132	138,435
Infor Software Parent LLC/Infor Software Parent, Inc., Gtd. Notes, PIK, 144A (original cost $12,981,194; purchased 04/03/14-10/05/15)(b)(c)(d)	7.125%	05/01/21	13,851	10,007,348
Infor US, Inc., Gtd. Notes, 144A (original cost $13,283,313; purchased 03/18/15-08/18/15)(c)(d)	6.500%	05/15/22	13,265	11,208,925
Italics Merger Sub., Inc., Sr. Unsec’d. Notes, 144A(b)	7.125%	07/15/23	8,200	7,421,000
MedAssets, Inc., Gtd. Notes	8.000%	11/15/18	5,800	5,901,500
Nuance Communications, Inc., Gtd. Notes, 144A	5.375%	08/15/20	9,325	9,337,309

				141,857,735

Telecommunications — 6.2%
Aegis Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	10.250%	02/15/23	5,300	5,088,000
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A	6.750%	11/15/20	5,375	5,663,906
Avaya, Inc., Sec’d. Notes, 144A(c)	10.500%	03/01/21	12,180	4,141,200
CenturyLink, Inc., Series G, Sr. Unsec’d. Notes	6.875%	01/15/28	4,000	2,980,000
CenturyLink, Inc., Series Q, Sr. Unsec’d. Notes	6.150%	09/15/19	1,570	1,601,400
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A(b)	6.625%	06/01/20	22,980	23,238,525
CommScope Technologies Finance LLC, Sr. Unsec’d. Notes, 144A(b)	6.000%	06/15/25	8,550	8,229,375
CommScope, Inc., Gtd. Notes, 144A	5.500%	06/15/24	3,350	3,182,500
CyrusOne LP/CyrusOne Finance Corp., Gtd. Notes	6.375%	11/15/22	6,697	6,897,910
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A	7.125%	04/01/22	600	450,000
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A	8.250%	09/30/20	5,575	4,599,375
Digicel Ltd. (Jamaica), Gtd. Notes, 144A	6.750%	03/01/23	5,500	4,592,500
Eileme 2 AB (Poland), Sr. Sec’d. Notes, 144A	11.625%	01/31/20	3,465	3,672,900
Frontier Communications Corp., Sr. Unsec’d. Notes(b)	6.250%	09/15/21	1,525	1,292,438
Frontier Communications Corp., Sr. Unsec’d. Notes	7.125%	01/15/23	1,950	1,681,875

SEE NOTES TO FINANCIAL STATEMENTS.

A126

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Telecommunications (continued)
Frontier Communications Corp., Sr. Unsec’d. Notes	8.500%	04/15/20	250	$250,625
Frontier Communications Corp., Sr. Unsec’d. Notes	8.750%	04/15/22	4,400	4,070,000
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	5.500%	08/01/23	12,000	9,420,000
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250%	10/15/20	5,700	4,987,500
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes	7.750%	06/01/21	4,005	1,872,338
Northwestern Bell Telephone, Sr. Unsec’d. Notes	7.750%	05/01/30	750	806,933
Sprint Capital Corp., Gtd. Notes	6.875%	11/15/28	16,670	11,627,325
Sprint Capital Corp., Gtd. Notes	6.900%	05/01/19	11,515	9,384,725
Sprint Communications, Inc., Gtd. Notes, 144A	9.000%	11/15/18	2,656	2,795,440
Sprint Corp., Gtd. Notes(b)	7.125%	06/15/24	11,500	8,294,375
Sprint Corp., Gtd. Notes	7.625%	02/15/25	4,175	3,047,750
Syniverse Holdings, Inc., Gtd. Notes	9.125%	01/15/19	4,830	2,185,575
T-Mobile USA, Inc., Gtd. Notes	6.375%	03/01/25	7,350	7,423,500
T-mobile USA, Inc., Gtd. Notes	6.500%	01/15/26	12,200	12,315,778
T-Mobile USA, Inc., Gtd. Notes	6.633%	04/28/21	5,650	5,861,875
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, 144A	5.303%	05/30/24	8,525	8,418,437
UPCB Finance V Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	7.250%	11/15/21	630	669,375
West Corp., Gtd. Notes, 144A	5.375%	07/15/22	5,450	4,700,625
Wind Acquisition Finance SA (Italy), Sec’d. Notes, 144A	7.375%	04/23/21	13,425	12,686,625
Windstream Services LLC, Gtd. Notes(b)	6.375%	08/01/23	6,675	4,806,000
Windstream Services LLC, Gtd. Notes(b)	7.500%	04/01/23	3,860	2,903,878

				195,840,583

Textiles — 0.6%
Springs Industries, Inc., Sr. Sec’d. Notes(b)	6.250%	06/01/21	19,432	19,237,680

Transportation — 0.8%
Hornbeck Offshore Services, Inc., Gtd. Notes(b)	5.875%	04/01/20	3,622	2,499,180
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., Sr. Sec’d. Notes, 144A	7.375%	01/15/22	5,850	2,925,000
OPE KAG Finance Sub, Inc., Sr. Unsec’d. Notes, 144A	7.875%	07/31/23	4,375	4,347,656
XPO Logistics, Inc., Gtd. Notes, 144A(b)	6.500%	06/15/22	12,250	11,331,250
XPO Logistics, Inc., Sr. Unsec’d. Notes, 144A	7.875%	09/01/19	5,125	5,210,947

				26,314,033

TOTAL CORPORATE BONDS (cost $3,183,148,587)				2,901,852,792

			Shares
COMMON STOCKS
Media
DEX Media, Inc.*(c)			36,485	4,367

Telecommunications
Netia SA (Poland)*(c)			227,114	312,650

TOTAL COMMON STOCKS (cost $24,169,934)				317,017

PREFERRED STOCKS 0.2%
Banks — 0.1%
Goldman Sachs Group, Inc. (The) Series K(b)(c)			87,000	2,417,730

Building Materials & Construction
New Millennium Homes LLC (original cost $0; purchased 09/25/00)*(c)(d)			3,000	150,000

Cable
Adelphia Communications Corp. (Class A Stock)*(c)(e)			5,000	5

Electric — 0.1%
Dynegy, Inc. Series A(b)(c)			40,600	2,035,278

TOTAL PREFERRED STOCKS (cost $4,494,837)				4,603,013

SEE NOTES TO FINANCIAL STATEMENTS.

A127

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

WARRANTS*	Units	Value (Note 2)
Media & Entertainment
MediaNews Group, Inc., expiring 03/19/17 (Cost $0)(c)	5,557	$56

TOTAL LONG-TERM INVESTMENTS (cost $3,296,620,222)		2,981,058,251

SHORT-TERM INVESTMENTS — 20.8%

	Shares
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $5,156,025)(f)(Note 4)	543,329	5,036,659
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $653,301,608; includes $516,763,166 of cash collateral for securities on loan)(f)(g)(Note 4)	653,301,608	653,301,608

TOTAL SHORT-TERM INVESTMENTS (cost $658,457,633)		658,338,267

TOTAL INVESTMENTS — 115.2% (cost $3,955,077,855)		3,639,396,518
LIABILITIES IN EXCESS OF OTHER ASSETS(h) — (15.2)%		(479,921,518)

NET ASSETS — 100.0%		$3,159,475,000

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $513,839,362; cash collateral of $516,763,166 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In addition, as of December 31, 2015, $8,325,166 of cash collateral has been segregated to cover the securities lending agreements.

(c)	Indicates a security that has been deemed illiquid. (unaudited)

(d)	Indicates a restricted security; the aggregate original cost of the restricted securities is $243,245,481. The aggregate value of $209,982,144 is approximately 6.6% of net assets.

(e)	Represents issuer in default on interest payments. Non-income producing security. Such security may be post maturity.

(f)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential investment Portfolio 2 — Prudential Core Short-Term Bond Fund.

(g)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(h)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Credit default swap agreements outstanding at December 31, 2015:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Implied Credit Spread at December 31, 2015(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
OTC credit default swaps on corporate issues—Sell Protection(1):
NRG Energy, Inc.	03/20/16	4.100%	3,150	0.939%	$26,363	$—	$26,363	Goldman Sachs & Co.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

SEE NOTES TO FINANCIAL STATEMENTS.

A128

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$12,836,062	$—
Residential Mortgage Backed Securities	—	86,639	—
Bank Loans	—	56,806,684	3,568,854
Collateralized Mortgage Obligations	—	987,134	—
Corporate Bonds	—	2,901,826,399	26,393
Common Stocks	317,017	—	—
Preferred Stocks	4,453,008	—	150,005
Warrants	—	—	56
Affiliated Money Market Mutual Funds	658,338,267	—	—
Other Financial Instrument*
OTC credit default swaps	—	26,363	—

Total	$663,108,292	$2,972,569,281	$3,745,308

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Corporate Bonds	Common Stock	Preferred Stocks	Warrants
Balance as of 12/31/14	$15,600,203	$12,007,067	$500	$174,005	$56
Realized gain (loss)	(270,272)	6,183	(475,985)	—	—
Change in unrealized appreciation (depreciation)**	(3,590,834)	5,703	475,985	(24,000)	—
Purchases	—	—	—	—	—
Sales	(9,545,318)	(23,547)	(500)	—	—
Accrued discount/premium	6,575	511	—	—	—
Transfer into Level 3	3,105,375	—	—	—	—
Transfer out of Level 3	(1,736,875)	(11,969,524)	—	—	—

Balance as of 12/31/15	$3,568,854	$26,393	$—	$150,005	$56

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

**	Of which, $(3,880,825) was relating to securities held at the reporting period end.

SEE NOTES TO FINANCIAL STATEMENTS.

A129

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2015	Valuation Methodology	Unobservable Inputs
Bank Loans	$3,568,854	Market approach	Single broker indicative quote
Corporate Bonds	26,393	Stale pricing	Unadjusted last trade price
Preferred Stocks	150,005	Stale pricing	Unadjusted last trade price
Warrants	56	Stale pricing	Unadjusted last trade price

	$3,745,308

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$3,105,375	L2 to L3	Multiple to Single broker quote
Bank Loans	1,736,875	L3 to L2	Single to Multiple broker quote
Corporate Bonds	11,969,524	L3 to L2	Single to Multiple broker quote

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Mutual Funds (including 16.4% of collateral for securities on loan)	20.8%
Telecommunications	6.2
Healthcare-Services	6.2
Media	6.0
Electric	5.8
Retail	4.7
Software	4.5
Chemicals	4.1
Home Builders	4.0
Entertainment	3.8
Oil & Gas	3.8
Banks	3.6
Commercial Services	3.6
Lodging	3.2
Packaging & Containers	3.0
Food	2.8
Diversified Financial Services	2.7
Auto Parts & Equipment	2.5
Pipelines	1.8
Pharmaceuticals	1.7
Semiconductors	1.6
Healthcare-Products	1.4
Building Materials	1.4
Real Estate Investment Trusts (REITs)	1.2
Distribution/Wholesale	1.1
Miscellaneous Manufacturing	0.9
Technology	0.9
Mining	0.8
Aerospace & Defense	0.8
Transportation	0.8

Holding Companies – Diversified	0.8%
Internet	0.7
Machinery-Diversified	0.6
Leisure Time	0.6
Textiles	0.6
Oil & Gas Services	0.6
Environmental Control	0.5
Iron/Steel	0.5
Electrical Components & Equipment	0.5
Machinery-Construction & Mining	0.4
Collateralized Loan Obligations	0.4
Advertising	0.4
Engineering & Construction	0.4
Office & Business Equipment	0.3
Forest & Paper Products	0.3
Household Products/Wares	0.3
Beverages	0.2
Real Estate	0.2
Gaming	0.2
Auto Manufacturers	0.2
Media & Entertainment	0.2
Housewares	0.1
Agriculture	0.1
Capital Goods	0.1
Apparel	0.1
Cosmetics & Personal Care	0.1
Hand/Machine Tools	0.1

115.2
Liabilities in excess of other assets	(15.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A130

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on OTC swap agreements	$26,363	—	$—
Equity contracts	Unaffiliated investments	56	—	—

Total		$26,419		$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Credit contracts	$1,519,644

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps	Warrants*	Total
Credit contracts	$(112,479)	$—	$(112,479)
Equity contracts	—	(150,616)	(150,616)

	$(112,479)	$(150,616)	$(263,095)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2015, the Portfolio’s average notional amount for credit default swaps as writer was $14,850,000.

Offsetting of OTC derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Goldman Sachs & Co.	$26,363	$—	$(239,145)	$—

	$26,363

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Goldman Sachs & Co.	$—	$—	$—	$—

$—

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A131

HIGH YIELD BOND PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2015

ASSETS
Investments at value, including securities on loan of $513,839,362:
Unaffiliated investments (cost $3,296,620,222)	$2,981,058,251
Affiliated investments (cost $658,457,633)	658,338,267
Foreign currency, at value (cost $80,530)	70,379
Dividends and interest receivable	53,901,051
Receivable for investments sold	9,457,993
Deposit with affiliated securities lending agent	8,325,166
Unrealized appreciation on OTC swap agreements	26,363
Receivable for Series shares sold	25,056
Tax reclaim receivable	1,389
Prepaid expenses	26,888

Total Assets	3,711,230,803

LIABILITIES
Payable to broker for collateral for securities on loan	525,088,332
Payable for investments purchased	16,513,559
Payable to custodian	8,385,211
Management fee payable	1,458,252
Accrued expenses	242,705
Payable for Series shares repurchased	65,320
Deferred trustees’ fees	1,444
Affiliated transfer agent fee payable	980

Total Liabilities	551,755,803

NET ASSETS	$3,159,475,000

Net assets were comprised of:
Paid-in capital	$3,684,766,572
Retained earnings	(525,291,572)

Net assets, December 31, 2015	$3,159,475,000

Net asset value and redemption price per share $3,159,475,000 / 675,729,867 outstanding shares of beneficial interest	$4.68

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

NET INVESTMENT INCOME
INCOME
Interest income	$218,533,059
Affiliated income from securities lending, net	1,411,659
Affiliated dividend income	235,305
Unaffiliated dividend income (net of foreign withholding taxes of $5,478)	169,821

Total income	220,349,844

EXPENSES
Management fee	17,879,001
Custodian and accounting fees	364,000
Shareholders’ reports	97,000
Audit fee	44,000
Insurance expenses	40,000
Trustees’ fees	38,000
Legal fees and expenses	19,000
Transfer agent’s fees and expenses (including affiliated expense of $5,800)	12,000
Miscellaneous	28,315

Total expenses	18,521,316

NET INVESTMENT INCOME	201,828,528

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(18,695,140)
Swap agreement transactions	1,519,644
Foreign currency transactions	(2,220)

(17,177,716)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated:($37,829))	(263,759,981)
Swap agreements	(112,479)
Foreign currencies	(4,473)

(263,876,933)

NET LOSS ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(281,054,649)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(79,226,121)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income	$201,828,528	$190,915,035
Net realized gain (loss) on investment and foreign currency transactions	(17,177,716)	24,147,212
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(263,876,933)	(126,250,354)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(79,226,121)	88,811,893

DISTRIBUTIONS	(201,981,815)	(195,015,297)

SERIES SHARE TRANSACTIONS
Series shares sold [21,095,889 and 46,491,364 shares, respectively]	98,454,265	242,512,118
Series shares issued in reinvestment of distributions [40,626,321 and 37,178,309 shares, respectively]	201,981,815	195,015,297
Series shares repurchased [20,909,304 and 19,914,504 shares, respectively]	(105,614,580)	(105,962,476)

NET INCREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	194,821,500	331,564,939

TOTAL INCREASE (DECREASE)	(86,386,436)	225,361,535
NET ASSETS:
Beginning of year	3,245,861,436	3,020,499,901

End of year	$3,159,475,000	$3,245,861,436

SEE NOTES TO FINANCIAL STATEMENTS.

A132

JENNISON PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2015

LONG-TERM INVESTMENTS — 99.3%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace & Defense — 1.8%
Boeing Co. (The)	208,747	$30,182,729

Automobiles — 1.2%
Tesla Motors, Inc.*(a)	86,107	20,666,541

Banks — 0.9%
Citigroup, Inc.	306,953	15,884,818

Beverages — 1.0%
Monster Beverage Corp.*	114,349	17,033,427

Biotechnology — 7.4%
Alexion Pharmaceuticals, Inc.*	166,556	31,770,557
Biogen Idec, Inc.*	80,076	24,531,282
BioMarin Pharmaceutical, Inc.*	41,049	4,300,293
Celgene Corp.*	299,791	35,902,970
Regeneron Pharmaceuticals, Inc.*	47,726	25,909,014
Vertex Pharmaceuticals, Inc.*	31,960	4,021,527

		126,435,643

Capital Markets — 0.9%
Morgan Stanley	488,719	15,546,151

Chemicals — 1.4%
Monsanto Co.	143,300	14,117,916
Sherwin-Williams Co. (The)	35,800	9,293,680

		23,411,596

Communications Equipment — 0.4%
Palo Alto Networks, Inc.*	42,035	7,404,045

Diversified Financial Services — 1.1%
McGraw Hill Financial, Inc.	189,842	18,714,624

Energy Equipment & Services — 0.4%
Schlumberger Ltd.	110,314	7,694,401

Food & Staples Retailing — 3.4%
Costco Wholesale Corp.	181,493	29,311,120
Kroger Co. (The)	681,016	28,486,899

		57,798,019

Health Care Equipment & Supplies — 1.6%
Abbott Laboratories	607,435	27,279,906

Hotels, Restaurants & Leisure — 4.8%
Marriott International, Inc. (Class A Stock)(a)	381,079	25,547,536
McDonald’s Corp.	155,306	18,347,851
Starbucks Corp.	629,594	37,794,528

		81,689,915

Internet & Catalog Retail — 9.9%
Amazon.com, Inc.*	128,210	86,655,857
JD.com, Inc. (China), ADR*	329,650	10,636,157
Netflix, Inc.*	382,765	43,780,660
Priceline Group, Inc. (The)*	23,066	29,407,997

		170,480,671

Internet Software & Services — 15.6%
Alibaba Group Holding Ltd. (China), ADR*(a)	331,241	26,919,956
Alphabet, Inc. (Class A Stock)*	64,120	49,886,001
Alphabet, Inc. (Class C Stock)	67,140	50,951,203
Facebook, Inc. (Class A Stock)*	695,533	72,794,484

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
LinkedIn Corp. (Class A Stock)*	138,090	$31,081,297
Tencent Holdings Ltd. (China)	1,839,996	36,027,097

		267,660,038

IT Services — 7.5%
FleetCor Technologies, Inc.*	130,268	18,619,205
MasterCard, Inc. (Class A Stock)	583,728	56,831,758
Visa, Inc. (Class A Stock)(a)	683,072	52,972,234

		128,423,197

Life Sciences Tools & Services — 1.4%
Illumina, Inc.*	129,070	24,774,341

Media — 3.0%
Time Warner, Inc.	257,887	16,677,552
Walt Disney Co. (The)	327,855	34,451,004

		51,128,556

Oil, Gas & Consumable Fuels — 0.8%
Concho Resources, Inc.*	145,294	13,492,001

Pharmaceuticals — 6.7%
Allergan PLC*	82,187	25,683,438
Bristol-Myers Squibb Co.	538,850	37,067,491
Novo Nordisk A/S (Denmark), ADR	390,632	22,687,907
Shire PLC (Ireland), ADR	148,108	30,362,140

		115,800,976

Real Estate Investment Trusts (REITs) — 1.1%
American Tower Corp.	203,073	19,687,927

Semiconductors & Semiconductor Equipment — 1.8%
ARM Holdings PLC (United Kingdom), ADR(a)	345,447	15,628,022
NXP Semiconductors NV (Netherlands)*	175,498	14,785,707

		30,413,729

Software — 9.3%
Adobe Systems, Inc.*	383,555	36,031,157
Atlassian Corp. PLC (United Kingdom) (Class A Stock)*(a)	23,960	720,717
Microsoft Corp.	434,344	24,097,405
Red Hat, Inc.*	319,336	26,444,214
salesforce.com, inc.*	466,834	36,599,785
Splunk, Inc.*	272,500	16,025,725
Workday, Inc. (Class A Stock)*	236,116	18,813,723

		158,732,726

Specialty Retail — 6.2%
Home Depot, Inc. (The)	92,280	12,204,030
Inditex SA (Spain)	925,464	31,793,680
O’Reilly Automotive, Inc.*	115,775	29,339,701
Tiffany & Co.	160,587	12,251,182
TJX Cos., Inc. (The)	299,440	21,233,290

		106,821,883

Technology Hardware, Storage & Peripherals — 4.4%
Apple, Inc.	710,188	74,754,389

SEE NOTES TO FINANCIAL STATEMENTS.

A133

JENNISON PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods — 5.3%
Luxottica Group SpA (Italy)	251,556	$16,392,763
NIKE, Inc. (Class B Stock)	788,806	49,300,375
Under Armour, Inc. (Class A Stock)*(a)	309,833	24,975,638

		90,668,776

TOTAL LONG-TERM INVESTMENTS (cost $920,246,219)		1,702,581,025

SHORT-TERM INVESTMENT — 8.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $148,498,467; includes $135,474,316 of cash collateral for securities on loan)(b)(c)(Note 4)	148,498,467	148,498,467

TOTAL INVESTMENTS — 107.9% (cost $1,068,744,686)		1,851,079,492
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.9)%		(135,912,158)

NET ASSETS — 100.0%		$1,715,167,334

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $131,586,037; cash collateral of $135,474,316 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$30,182,729	$—	$—
Automobiles	20,666,541	—	—
Banks	15,884,818	—	—
Beverages	17,033,427	—	—
Biotechnology	126,435,643	—	—
Capital Markets	15,546,151	—	—
Chemicals	23,411,596	—	—
Communications Equipment	7,404,045	—	—
Diversified Financial Services	18,714,624	—	—
Energy Equipment & Services	7,694,401	—	—
Food & Staples Retailing	57,798,019	—	—
Health Care Equipment & Supplies	27,279,906	—	—
Hotels, Restaurants & Leisure	81,689,915	—	—
Internet & Catalog Retail	170,480,671	—	—
Internet Software & Services	231,632,941	36,027,097	—
IT Services	128,423,197	—	—
Life Sciences Tools & Services	24,774,341	—	—
Media	51,128,556	—	—
Oil, Gas & Consumable Fuels	13,492,001	—	—
Pharmaceuticals	115,800,976	—	—
Real Estate Investment Trusts (REITs)	19,687,927	—	—
Semiconductors & Semiconductor Equipment	30,413,729	—	—
Software	158,732,726	—	—
Specialty Retail	75,028,203	31,793,680	—
Technology Hardware, Storage & Peripherals	74,754,389	—	—
Textiles, Apparel & Luxury Goods	74,276,013	16,392,763	—
Affiliated Money Market Mutual Fund	148,498,467	—	—

Total	$1,766,865,952	$84,213,540	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A134

JENNISON PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Internet Software & Services	15.6%
Internet & Catalog Retail	9.9
Software	9.3
Affiliated Money Market Mutual Fund (including 7.9% of collateral for securities on loan)	8.6
IT Services	7.5
Biotechnology	7.4
Pharmaceuticals	6.7
Specialty Retail	6.2
Textiles, Apparel & Luxury Goods	5.3
Hotels, Restaurants & Leisure	4.8
Technology Hardware, Storage & Peripherals	4.4
Food & Staples Retailing	3.4
Media	3.0
Semiconductors & Semiconductor Equipment	1.8
Aerospace & Defense	1.8

Health Care Equipment & Supplies	1.6%
Life Sciences Tools & Services	1.4
Chemicals	1.4
Automobiles	1.2
Real Estate Investment Trusts (REITs)	1.1
Diversified Financial Services	1.1
Beverages	1.0
Banks	0.9
Capital Markets	0.9
Oil, Gas & Consumable Fuels	0.8
Energy Equipment & Services	0.4
Communications Equipment	0.4

107.9
Liabilities in excess of other assets	(7.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A135

JENNISON PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2015

ASSETS
Investments at value, including securities on loan of $131,586,037:
Unaffiliated investments (cost $920,246,219)	$1,702,581,025
Affiliated investments (cost $148,498,467)	148,498,467
Dividends receivable	828,959
Tax reclaim receivable	345,158
Receivable for Series shares sold	78,299
Receivable from affiliate	44,830
Prepaid expenses	13,062

Total Assets	1,852,389,800

LIABILITIES
Payable to broker for collateral for securities on loan	135,474,316
Management fee payable	880,324
Payable for Series shares repurchased	435,482
Payable for investments purchased	198,511
Accrued expenses	177,847
Payable to custodian	33,920
Distribution fee payable	12,853
Administration fee payable	7,813
Affiliated transfer agent fee payable	980
Deferred trustees’ fees	420

Total Liabilities	137,222,466

NET ASSETS	$1,715,167,334

Net assets were comprised of:
Paid-in capital	$1,108,115,067
Retained earnings	607,052,267

Net assets, December 31, 2015	$1,715,167,334

Class I:
Net asset value and redemption price per share $1,654,730,944 / 36,331,966 outstanding shares of beneficial interest	$45.54

Class II:
Net asset value and redemption price per share $60,436,390 / 1,367,571 outstanding shares of beneficial interest	$44.19

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net) (foreign withholding tax $207,915, includes $44,830 reimbursable by an affiliate)	$12,833,485
Affiliated income from securities lending, net	255,749
Affiliated dividend income	20,771

Total income	13,110,005

EXPENSES
Management fee	10,201,733
Distribution fee—Class II	123,960
Administration fee—Class II	74,377
Custodian and accounting fees	228,000
Shareholders’ reports	114,000
Audit fee	29,000
Trustees’ fees	25,000
Insurance expenses	20,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $5,800)	12,000
Interest expense	945
Miscellaneous	19,833

Total expenses	10,862,848

NET INVESTMENT INCOME	2,247,157

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	123,920,535
Foreign currency transactions	4,225

123,924,760

Net change in unrealized appreciation (depreciation) on:
Investments	56,072,759
Foreign currencies	(14,445)

56,058,314

NET GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	179,983,074

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$182,230,231

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$2,247,157	$2,163,148
Net realized gain on investment and foreign currency transactions	123,924,760	141,635,759
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	56,058,314	7,671,170

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	182,230,231	151,470,077

SERIES SHARE TRANSACTIONS (NOTE 7)
Series shares sold	45,579,989	26,462,176
Series shares repurchased	(136,363,360)	(146,401,640)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(90,783,371)	(119,939,464)

TOTAL INCREASE	91,446,860	31,530,613
NET ASSETS:
Beginning of year	1,623,720,474	1,592,189,861

End of year	$1,715,167,334	$1,623,720,474

SEE NOTES TO FINANCIAL STATEMENTS.

A136

MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2015

CERTIFICATES OF DEPOSIT — 15.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Bank of America NA	0.419%	(a)	01/07/16	4,000	$4,000,000
Bank of Montreal	0.630%		03/22/16	3,000	3,000,000
Bank of Montreal	0.640%		03/24/16	3,000	3,000,000
Bank of Nova Scotia	0.441%	(a)	01/11/16	8,000	8,000,158
Bank of Nova Scotia	0.508%	(a)	02/22/16	2,000	2,000,358
Bank of Nova Scotia	0.542%	(a)	03/10/16	2,000	2,000,000
Bank of Nova Scotia	0.552%	(a)	05/16/16	1,000	1,000,474
Bank of Nova Scotia	0.573%	(a)	02/22/16	4,000	4,000,129
BMO Harris Bank NA	0.534%	(a)	01/19/16	6,000	6,000,000
Canadian Imperial Bank of Commerce	0.447%	(a)	03/14/16	4,000	4,000,000
Canadian Imperial Bank of Commerce	0.578%	(a)	02/05/16	1,000	1,000,054
Canadian Imperial Bank of Commerce	0.600%		03/11/16	2,000	2,000,000
Canadian Imperial Bank of Commerce	0.600%		03/17/16	5,000	5,000,000
Canadian Imperial Bank of Commerce	0.703%	(a)	03/24/16	2,800	2,800,487
Citibank NA	0.250%		01/20/16	4,000	4,000,000
Citibank NA	0.450%		01/19/16	3,000	3,000,000
DNB Bank ASA	0.582%	(a)	02/25/16	2,000	2,000,069
HSBC Bank USA NA	0.682%	(a)	03/18/16	5,000	5,000,469
Nordea Bank Finland PLC	0.857%	(a)	02/19/16	1,000	1,000,653
Royal Bank of Canada	0.379%	(a)	01/06/16	1,000	999,997
Royal Bank of Canada	0.437%	(a)	02/12/16	4,000	4,000,000
State Street Bank & Trust Co.	0.453%	(a)	02/10/16	5,000	5,000,000
State Street Bank & Trust Co.	0.547%	(a)	03/21/16	4,000	4,000,000
Sumitomo Mitsui Banking Corp.	0.443%	(a)	01/05/16	6,000	6,000,082
Sumitomo Mitsui Banking Corp.	0.466%	(a)	01/04/16	2,000	2,000,001
Sumitomo Mitsui Banking Corp.	0.517%	(a)	01/14/16	5,000	5,000,000
Svenska Handelsbanken AB	0.572%	(a)	01/27/16	1,000	1,000,000
Wells Fargo Bank NA	0.437%	(a)	02/08/16	6,000	6,000,079
Wells Fargo Bank NA	0.491%	(a)	05/03/16	2,000	2,000,000

					98,803,010

COMMERCIAL PAPER — 20.7%
BMW U.S. Capital LLC, 144A	0.427%	(b)	01/12/16	3,000	2,999,615
CDP Financial, Inc., 144A	0.264%	(b)	01/13/16	5,000	4,999,567
CDP Financial, Inc., 144A	0.305%	(b)	02/12/16	5,000	4,998,249
CDP Financial, Inc., 144A	0.508%	(b)	02/10/16	3,000	2,998,333
Chevron Corp., 144A	0.406%	(b)	01/26/16	4,000	3,998,889
Commonwealth Bank of Australia, 144A	0.522%	(a)	04/13/16	7,000	7,000,000
DNB Bank ASA, 144A	0.264%	(b)	01/22/16	7,000	6,998,938
DNB Bank ASA, 144A	0.274%	(b)	02/08/16	4,000	3,998,860
DNB Bank ASA, 144A	0.552%	(a)	04/21/16	4,000	4,000,000
European Investment Bank	0.203%	(b)	01/25/16	7,000	6,999,066
Honeywell International, Inc., 144A	0.488%	(b)	02/05/16	2,000	1,999,066
HSBC Bank PLC, 144A	0.572%	(a)	04/29/16	6,000	6,000,000
International Bank for Reconstruction & Development	0.254%	(b)	01/21/16	3,656	3,655,492
International Bank for Reconstruction & Development	0.356%	(b)	02/02/16	3,000	2,999,067
International Bank for Reconstruction & Development	0.478%	(b)	02/16/16	2,000	1,998,799
International Bank for Reconstruction & Development	0.508%	(b)	02/10/16	5,000	4,997,222
International Finance Corp.	0.284%	(b)	01/15/16	3,000	2,999,673
JPMorgan Securities LLC, 144A	0.507%	(a)	05/09/16	2,000	2,000,000
JPMorgan Securities LLC, 144A	0.677%	(a)	04/27/16	4,000	4,000,000
National Australia Bank Ltd., 144A	0.592%	(b)	03/16/16	3,000	2,996,374
Ontario Teachers Financial Trust, 144A	0.488%	(b)	02/18/16	3,000	2,998,080
Ontario Teachers Financial Trust, 144A	0.664%	(b)	03/21/16	3,000	2,995,666
Province of Quebec, 144A	0.203%	(b)	01/22/16	5,000	4,999,417
PSP Capital, Inc., 144A	0.234%	(b)	01/22/16	5,000	4,999,329
PSP Capital, Inc., 144A	0.244%	(b)	01/19/16	5,000	4,999,400
PSP Capital, Inc., 144A	0.488%	(b)	02/01/16	2,000	1,999,173
PSP Capital, Inc., 144A	0.508%	(b)	02/09/16	4,000	3,997,833

SEE NOTES TO FINANCIAL STATEMENTS.

A137

MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMERCIAL PAPER (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Schlumberger Investment SA, 144A	0.406%	(b)	01/11/16	3,000	$2,999,667
Toronto-Dominion Bank, (The), 144A	0.264%	(b)	02/08/16	6,000	5,998,353
Total Capital Canada Ltd., 144A	0.234%	(b)	01/15/16	7,000	6,999,374
Toyota Motor Credit Corp.	0.244%	(b)	01/27/16	9,000	8,998,440

					134,621,942

OTHER CORPORATE OBLIGATIONS — 4.3%
Australia & New Zealand Banking Group Ltd., Sr. Unsec’d. Notes	0.900%		02/12/16	5,000	5,003,172
Bank of Montreal, Sr. Unsec’d. Notes, MTN	0.840%	(a)	07/15/16	2,500	2,504,811
Commonwealth Bank of Australia, Sr. Unsec’d. Notes, 144A	0.622%	(a)	06/03/16	7,000	7,003,652
General Electric Capital Corp., Gtd. Notes, MTN	0.551%	(a)	01/14/16	2,500	2,500,226
General Electric Capital Corp., Gtd. Notes, MTN	0.918%	(a)	01/08/16	4,140	4,140,463
International Business Machines Corp., Sr. Unsec’d. Notes	2.000%		01/05/16	1,500	1,500,284
Total Capital Canada Ltd., Gtd. Notes	0.700%	(a)	01/15/16	2,600	2,600,377
Wells Fargo Bank NA, Sr. Unsec’d. Notes	0.566%	(a)	06/02/16	3,000	3,001,029

					28,254,014

TIME DEPOSITS — 9.2%
Australia & New Zealand Banking Group Ltd.	0.300%		01/04/16	10,000	10,000,000
Australia & New Zealand Banking Group Ltd.(c)	0.310%		01/11/16	10,000	10,000,000
Credit Agricole Corporate & Investment Bank	0.250%		01/04/16	20,731	20,731,000
U.S. Bank NA	0.300%		01/04/16	19,000	19,000,000

					59,731,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 45.7%
Federal Farm Credit Bank	0.219%	(a)	10/03/16	5,000	4,999,088
Federal Farm Credit Bank	0.224%	(a)	02/03/16	3,000	3,000,014
Federal Farm Credit Bank	0.271%	(a)	05/04/16	4,000	4,000,635
Federal Farm Credit Bank	0.312%	(a)	10/13/16	7,000	7,000,000
Federal Farm Credit Bank	0.337%	(a)	09/14/16	4,000	4,000,615
Federal Farm Credit Bank	0.362%	(a)	07/25/16	2,000	1,999,608
Federal Farm Credit Bank	0.383%	(b)	06/06/16	5,000	4,991,823
Federal Farm Credit Bank	0.402%	(a)	09/27/16	2,025	2,024,707
Federal Farm Credit Bank	0.422%	(a)	12/28/16	2,000	1,999,800
Federal Farm Credit Bank	0.483%	(a)	06/30/16	4,000	3,999,710
Federal Farm Credit Bank	0.492%	(a)	03/31/16	1,000	999,998
Federal Home Loan Bank	0.113%	(b)	01/06/16	2,500	2,499,961
Federal Home Loan Bank	0.122%	(b)	01/26/16	2,500	2,499,792
Federal Home Loan Bank	0.147%	(b)	01/28/16	5,000	4,999,456
Federal Home Loan Bank	0.152%	(b)	01/25/16	7,000	6,999,300
Federal Home Loan Bank	0.157%	(b)	01/27/16	5,000	4,999,464
Federal Home Loan Bank	0.159%	(b)	01/22/16	9,500	9,499,154
Federal Home Loan Bank	0.163%	(b)	01/29/16	16,000	15,998,012
Federal Home Loan Bank	0.209%	(a)	03/03/16	4,000	3,999,983
Federal Home Loan Bank	0.218%	(a)	09/02/16	4,000	4,000,000
Federal Home Loan Bank	0.219%	(a)	09/01/16	8,000	7,999,568
Federal Home Loan Bank	0.223%	(a)	04/28/16	4,000	4,000,000
Federal Home Loan Bank	0.234%	(b)	01/20/16	4,000	3,999,689
Federal Home Loan Bank	0.246%	(a)	03/08/16	7,000	6,999,819
Federal Home Loan Bank	0.251%	(a)	09/08/16	3,000	3,000,000
Federal Home Loan Bank	0.255%	(b)	04/13/16	6,000	5,995,708
Federal Home Loan Bank	0.261%	(a)	07/06/16	2,000	2,000,000
Federal Home Loan Bank	0.305%	(b)	02/17/16	7,000	6,997,258
Federal Home Loan Bank	0.305%	(a)	08/18/16	2,000	1,999,934
Federal Home Loan Bank	0.356%	(b)	02/03/16	3,000	2,999,038
Federal Home Loan Bank	0.357%	(a)	08/19/16	3,000	2,999,904
Federal Home Loan Bank	0.367%	(b)	03/04/16	8,000	7,994,960
Federal Home Loan Bank	0.377%	(a)	01/21/16	6,000	5,999,984
Federal Home Loan Bank	0.378%	(a)	08/24/16	10,000	9,999,381

SEE NOTES TO FINANCIAL STATEMENTS.

A138

MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal Home Loan Bank	0.382%	(a)	08/25/16	3,000	$3,000,000
Federal Home Loan Bank	0.385%	(a)	03/11/16	2,000	2,000,073
Federal Home Loan Bank	0.386%	(b)	02/02/16-02/09/16	16,000	15,993,709
Federal Home Loan Bank	0.396%	(b)	02/05/16	7,000	6,997,346
Federal Home Loan Bank	0.400%	(b)	02/19/16	8,000	7,995,100
Federal Home Loan Bank	0.402%	(a)	01/25/16-03/14/16	16,000	16,000,000
Federal Home Loan Bank	0.407%	(a)	03/28/16	4,000	4,000,000
Federal Home Loan Bank	0.463%	(b)	02/26/16	5,000	4,996,461
Federal Home Loan Bank	0.469%	(b)	02/29/16	6,000	5,995,477
Federal Home Loan Bank	0.510%	(b)	03/17/16-04/25/16	15,000	14,980,291
Federal Home Loan Mortgage Corp.	0.208%	(a)	09/02/16	5,000	5,000,000
Federal Home Loan Mortgage Corp.	0.320%	(a)	02/18/16	11,000	10,999,796
Federal Home Loan Mortgage Corp.	0.397%	(a)	07/21/16	2,000	1,999,948
Federal Home Loan Mortgage Corp.	0.407%	(a)	04/20/17	7,000	6,998,607
Federal National Mortgage Assoc.	0.132%	(b)	02/03/16	5,000	4,999,404
Federal National Mortgage Assoc.	0.207%	(a)	10/21/16	9,000	8,998,088
Federal National Mortgage Assoc.	0.223%	(b)	02/02/16	5,000	4,999,022
Federal National Mortgage Assoc.	0.432%	(a)	07/25/16	3,000	3,000,702
Federal National Mortgage Assoc.	0.437%	(a)	01/26/17	1,000	999,731

					297,450,118

U.S. TREASURY OBLIGATIONS — 5.3%
U.S. Treasury Bills	0.217%	(b)	01/14/16	7,000	6,999,460
U.S. Treasury Notes	0.250%		04/15/16-05/15/16	10,500	10,499,919
U.S. Treasury Notes	0.375%		03/31/16-05/31/16	6,000	6,002,596
U.S. Treasury Notes	1.750%		05/31/16	5,000	5,031,124
U.S. Treasury Notes	2.000%		01/31/16	6,000	6,008,599

					34,541,698

TOTAL INVESTMENTS — 100.4% (amortized cost $653,401,782)					653,401,782
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%					(2,598,464)

NET ASSETS — 100.0%					$650,803,318

See the Glossary for abbreviations used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

(b)	Rate quoted represents yield-to-maturity as of purchase date.

(c)	Indicates a security that has been deemed illiquid. (unaudited)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Certificates of Deposit	$—	$98,803,010	$—
Commercial Paper	—	134,621,942	—
Other Corporate Obligations	—	28,254,014	—
Time Deposits	—	59,731,000	—
U.S. Government Agency Obligations	—	297,450,118	—
U.S. Treasury Obligations	—	34,541,698	—

Total	$—	$653,401,782	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A139

MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

U.S. Government Agency Obligations	45.7%
Commercial Paper	20.7
Certificates of Deposit	15.2
Time Deposits	9.2

U.S. Treasury Obligations	5.3%
Other Corporate Obligations	4.3

100.4
Liabilities in excess of other assets	(0.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A140

MONEY MARKET PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2015

ASSETS
Investments, at amortized cost which approximates fair value:	$653,401,782
Cash	2,478
Interest receivable	185,268
Receivable for Series shares sold	3,729
Prepaid expenses	5,251

Total Assets	653,598,508

LIABILITIES
Payable for Series shares repurchased	2,516,870
Management fee payable	145,722
Accrued expenses	131,618
Affiliated transfer agent fee payable	980

Total Liabilities	2,795,190

NET ASSETS	$650,803,318

Net assets were comprised of:
Paid-in capital	$650,803,318

Net assets, December 31, 2015	$650,803,318

Net asset value and redemption price per share $650,803,318 / 65,077,348 outstanding shares of beneficial interest	$10.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

NET INVESTMENT INCOME
INCOME
Interest income	$1,415,695

EXPENSES
Management fee	2,900,901
Custodian and accounting fees	109,000
Shareholders’ reports	101,000
Audit fee	23,000
Trustees’ fees	17,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses(including affiliated expense of $5,800)	12,000
Insurance expenses	10,000
Miscellaneous	8,841

Total expenses	3,195,742
Less: Management fee waiver	(1,780,047)

Net expenses	1,415,695

NET INVESTMENT INCOME	—

REALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions	6,612

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,612

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$—	$72
Net realized gain on investment transactions	6,612	7,039

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	6,612	7,111

DISTRIBUTIONS	(6,612)	(7,111)

SERIES SHARE TRANSACTIONS
Series shares sold [30,779,347 and 22,388,218 shares, respectively]	307,793,476	223,882,182
Series shares issued in reinvestment of distributions [661 and 711 shares, respectively]	6,612	7,111
Series shares repurchased [48,058,413 and 26,634,487 shares, respectively]	(480,584,125)	(266,344,871)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(172,784,037)	(42,455,578)

TOTAL DECREASE	(172,784,037)	(42,455,578)
NET ASSETS:
Beginning of year	823,587,355	866,042,933

End of year	$650,803,318	$823,587,355

SEE NOTES TO FINANCIAL STATEMENTS.

A141

NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2015

LONG-TERM INVESTMENTS — 96.2%
COMMON STOCKS	Shares	Value (Note 2)
Aluminum — 1.1%
Alcoa, Inc.	14,585	$143,954
Constellium NV (Netherlands) (Class A Stock)*	541,287	4,167,910
Norsk Hydro ASA (Norway)	23,958	89,054

		4,400,918

Coal & Consumable Fuels — 0.5%
CONSOL Energy, Inc.(a)	247,411	1,954,547

Diversified Chemicals — 1.8%
BASF SE (Germany)	948	72,217
Dow Chemical Co. (The)	145,388	7,484,574
E.I. du Pont de Nemours & Co.	1,541	102,631

		7,659,422

Diversified Metals & Mining — 6.5%
BHP Billiton Ltd. (Australia), ADR(a)	84,223	2,169,584
First Quantum Minerals Ltd. (Canada)(a)	823,127	3,081,447
Freeport-McMoRan, Inc.	230,018	1,557,222
Glencore PLC (Switzerland)	2,302,752	3,051,461
Ivanhoe Mines Ltd. (Canada)*(a)	345,688	152,396
Ivanhoe Mines Ltd. (Canada) (Class A Stock), 144A*(b)	433,900	191,283
Lundin Mining Corp. (Canada)*	1,916,628	5,263,559
Northern Dynasty Minerals Ltd. (Canada)*(a)	386,879	118,849
Rio Tinto PLC (United Kingdom), ADR(a)	186,558	5,432,569
Southern Copper Corp. (Peru)(a)	225,500	5,890,060

		26,908,430

Fertilizers & Agricultural Chemicals — 2.2%
FMC Corp.(a)	130,156	5,093,004
Monsanto Co.	1,122	110,539
Potash Corp. of Saskatchewan, Inc. (Canada)	236,737	4,052,938

		9,256,481

Gold — 7.5%
Agnico Eagle Mines Ltd. (Canada)	224,522	5,900,438
Alacer Gold Corp.	1,359,257	2,426,367
Algold Resources Ltd. (Canada), 144A*(b)	29,193	1,899
Axmin, Inc. (Canada)*	155,620	562
B2Gold Corp. (Canada)*	2,097,754	2,122,466
Barrick Gold Corp. (Canada)	783,937	5,785,455
Eldorado Gold Corp. (Canada)	1,154,432	3,420,663
Goldcorp, Inc. (Canada)	8,760	101,266
Guyana Goldfields Inc., Reg. D (Canada)*	365,319	813,169
Guyana Goldfields, Inc. (Canada), 144A*(b)	726,972	1,618,179
Newmont Mining Corp.	6,443	115,910
Randgold Resources Ltd. (United Kingdom), ADR	144,423	8,944,116

		31,250,490

Industrial Gases — 0.9%
Air Products & Chemicals, Inc.	27,693	3,603,136

COMMON STOCKS (continued)	Shares	Value (Note 2)
Integrated Oil & Gas — 5.7%
Chevron Corp.	709	$63,782
Occidental Petroleum Corp.	169,532	11,462,058
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	1,787	81,827
Suncor Energy, Inc. (Canada)	463,191	11,950,328

		23,557,995

Oil & Gas Drilling — 2.5%
Independence Contract Drilling Inc.*(a)	336,909	1,701,391
Patterson-UTI Energy, Inc.	432,224	6,517,938
Rowan Cos. PLC (Class A Stock)	142,095	2,408,510

		10,627,839

Oil & Gas Equipment & Services — 16.2%
Baker Hughes, Inc.	2,512	115,929
Cameron International Corp.*	203,176	12,840,723
Core Laboratories NV(a)	28,367	3,084,628
Dril-Quip, Inc.*	145,818	8,636,800
FMC Technologies, Inc.*	249,096	7,226,275
Halliburton Co.	374,963	12,763,740
RPC, Inc.(a)	243,853	2,914,043
Schlumberger Ltd.	214,436	14,956,911
Superior Energy Services, Inc.	354,431	4,774,186

		67,313,235

Oil & Gas Exploration & Production — 35.6%
Africa Oil Corp. (Canada)*(a)	353,581	513,621
Africa Oil Corp., Reg. D (Canada)*	31,697	46,044
Anadarko Petroleum Corp.	254,852	12,380,710
Bankers Petroleum Ltd. (Canada)*	699,305	515,495
Cimarex Energy Co.	101,818	9,100,493
Cobalt International Energy, Inc.*	451,739	2,439,391
Concho Resources, Inc.*	186,169	17,287,653
ConocoPhillips	2,204	102,905
Crew Energy Inc (Canada)*	427,202	1,250,393
Devon Energy Corp.	274,466	8,782,912
EOG Resources, Inc.	203,309	14,392,244
Genel Energy PLC (United Kingdom)*	368,837	924,541
Gulfport Energy Corp.*	157,662	3,873,755
Hess Corp.	119,675	5,801,844
Kosmos Energy Ltd.*	322,316	1,676,043
Laredo Petroleum, Inc.*	408,340	3,262,637
Lekoil Ltd. (Nigeria)*	809,511	222,269
Lekoil Ltd. (Nigeria), 144A*(b)	1,049,615	288,194
Lekoil Ltd., Reg. D (Nigeria)*	2,932,164	805,088
Marathon Oil Corp.	451,036	5,678,543
MEG Energy Corp. (Canada)*	191,017	1,107,145
MEG Energy Corp. (Canada), 144A*(b)	131,600	762,761
Newfield Exploration Co.*	214,608	6,987,637
Noble Energy, Inc.	465,220	15,319,695
Oasis Petroleum, Inc.*(a)	158,879	1,170,938
Oil Search Ltd. (Australia)	643,384	3,131,571
PDC Energy, Inc.*	162,593	8,679,214
Pioneer Natural Resources Co.	59,859	7,505,121
Range Resources Corp.(a)	207,963	5,117,969
Rice Energy, Inc.*	272,201	2,966,991

SEE NOTES TO FINANCIAL STATEMENTS.

A142

NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil & Gas Exploration & Production (continued)
Seven Generations Energy Ltd. (Canada), 144A*(b)	129,839	$1,264,892
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	87,551	852,921
Sintana Energy, Inc. (Canada)*	321,393	29,034
Sintana Energy, Inc. Reg. D (Canada)*	773,332	69,861
Whiting Petroleum Corp.*	152,589	1,440,440
WPX Energy, Inc.*	420,738	2,415,036

		148,166,001

Oil & Gas Refining & Marketing — 7.2%
Marathon Petroleum Corp.	240,768	12,481,413
Phillips 66	150,903	12,343,865
Valero Energy Corp.	1,881	133,006
Western Refining, Inc.	141,566	5,042,581

		30,000,865

Oil & Gas Storage & Transportation — 1.7%
Euronav NV (Belgium)	238,152	3,265,064
Kinder Morgan, Inc.	6,542	97,607
Williams Cos., Inc. (The)	152,919	3,930,018

		7,292,689

Packaged Foods & Meats — 0.8%
Adecoagro SA (Luxembourg)*	282,230	3,468,607

Paper Packaging — 0.6%
Packaging Corp. of America	38,436	2,423,390

Precious Metals & Minerals
Sedibelo Platinum Mines (South Africa) (original cost $1,102,975; purchased 11/27/07)*(b)(c)	129,100	8,286

Renewable Electricity — 0.5%
NextEra Energy Partners LP	70,210	2,095,769

Silver — 1.2%
Silver Wheaton Corp. (Canada)	202,910	2,520,142
Tahoe Resources, Inc.	172,538	1,492,578
Tahoe Resources, Inc., 144A(b)	116,000	1,003,483

		5,016,203

Specialty Chemicals — 2.0%
Ashland, Inc.	510	52,377
Celanese Corp. (Class A Stock)	49,587	3,338,692
Ecolab, Inc.	1,032	118,040
PPG Industries, Inc.	1,268	125,304
WR Grace & Co.*	47,942	4,774,544

		8,408,957

Steel — 1.7%
ArcelorMittal (Luxembourg), ADR(a)	24,777	104,559
Manabi Holding SA (Brazil), Private Placement (original cost $0; purchased 09/04/15), 144A*(b)(c)	6,658	—
Nucor Corp.	2,608	105,102

COMMON STOCKS (continued)	Shares	Value (Note 2)
Steel (continued)
Reliance Steel & Aluminum Co.	117,089	$6,780,624

		6,990,285

TOTAL LONG-TERM INVESTMENTS (cost $486,596,872)		400,403,545

SHORT-TERM INVESTMENT — 9.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $40,109,700; includes $23,172,833 of cash collateral for securities on loan)(d)(e)(Note 4)	40,109,700	40,109,700

TOTAL INVESTMENTS — 105.8% (cost $526,706,572)		440,513,245
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.8)%		(24,097,289)

NET ASSETS — 100.0%		$416,415,956

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $22,795,990; cash collateral of $23,172,833 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Indicates a security that has been deemed illiquid. (unaudited)

(c)	Indicates a restricted security; the aggregate original cost of such securities is $1,102,975. The aggregate value of $8,286, is approximately 0.0% of net assets.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A143

NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aluminum	$4,311,864	$89,054	$—
Coal & Consumable Fuels	1,954,547	—	—
Diversified Chemicals	7,587,205	72,217	—
Diversified Metals & Mining	23,665,686	3,242,744	—
Fertilizers & Agricultural Chemicals	9,256,481	—	—
Gold	28,819,142	2,431,348	—
Industrial Gases	3,603,136	—	—
Integrated Oil & Gas	23,557,995	—	—
Oil & Gas Drilling	10,627,839	—	—
Oil & Gas Equipment & Services	67,313,235	—	—
Oil & Gas Exploration & Production	140,919,093	7,246,908	—
Oil & Gas Refining & Marketing	30,000,865	—	—
Oil & Gas Storage & Transportation	7,292,689	—	—
Packaged Foods & Meats	3,468,607	—	—
Paper Packaging	2,423,390	—	—
Precious Metals & Minerals	—	—	8,286
Renewable Electricity	2,095,769	—	—
Silver	4,012,720	1,003,483	—
Specialty Chemicals	8,408,957	—	—
Steel	6,990,285	—	—
Affiliated Money Market Mutual Fund	40,109,700	—	—

Total	$426,419,205	$14,085,754	$8,286

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Oil & Gas Exploration & Production	35.6%
Oil & Gas Equipment & Services	16.2
Affiliated Money Market Mutual Fund (including 5.6% of collateral for securities on loan)	9.6
Gold	7.5
Oil & Gas Refining & Marketing	7.2
Diversified Metals & Mining	6.5
Integrated Oil & Gas	5.7
Oil & Gas Drilling	2.5
Fertilizers & Agricultural Chemicals	2.2
Specialty Chemicals	2.0
Diversified Chemicals	1.8
Oil & Gas Storage & Transportation	1.7

Steel	1.7%
Silver	1.2
Aluminum	1.1
Industrial Gases	0.9
Packaged Foods & Meats	0.8
Paper Packaging	0.6
Renewable Electricity	0.5
Coal & Consumable Fuels	0.5

105.8
Liabilities in excess of other assets	(5.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A144

NATURAL RESOURCES PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2015

ASSETS
Investments at value, including securities on loan of $22,795,990:
Unaffiliated investments (cost $486,596,872)	$400,403,545
Affiliated investments (cost $40,109,700)	40,109,700
Cash	1,740
Dividends receivable	383,735
Tax reclaim receivable	357,771
Receivable for Series shares sold	16,162
Prepaid expenses	4,473

Total Assets	441,277,126

LIABILITIES
Payable to broker for collateral for securities on loan	23,172,833
Payable for Series shares repurchased	1,364,465
Management fee payable	166,295
Accrued expenses	145,153
Distribution fee payable	7,151
Administration fee payable	4,293
Affiliated transfer agent fee payable	980

Total Liabilities	24,861,170

NET ASSETS	$416,415,956

Net assets were comprised of:
Paid-in capital	$462,298,665
Retained earnings	(45,882,709)

Net assets, December 31, 2015	$416,415,956

Class I:
Net asset value and redemption price per share $386,315,482 / 18,010,414 outstanding shares of beneficial interest	$21.45

Class II:
Net asset value and redemption price per share $30,100,474 / 1,434,377 outstanding shares of beneficial interest	$20.99

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $142,087)	$8,287,103
Affiliated income from securities lending, net	219,043
Affiliated dividend income	39,420

Total income	8,545,566

EXPENSES
Management fee	2,502,488
Distribution fee—Class II	101,677
Administration fee—Class II	61,006
Shareholders’ reports	125,000
Custodian and accounting fees	80,000
Audit fee	25,000
Trustees’ fees	16,000
Transfer agent’s fees and expenses (including affiliated expense of $5,800)	12,000
Insurance expenses	10,000
Legal fees and expenses	10,000
Miscellaneous	31,043

Total expenses	2,974,214
Less: Management fee waiver	(154,931)

Net expenses	2,819,283

NET INVESTMENT INCOME	5,726,283

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(21,241,713)
Foreign currency transactions	(6,811)

(21,248,524)

Net change in unrealized appreciation (depreciation) on:
Investments	(152,535,345)
Foreign currencies	(36,626)

(152,571,971)

NET LOSS ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(173,820,495)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(168,094,212)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$5,726,283	$4,754,100
Net realized gain (loss) on investment and foreign currency transactions	(21,248,524)	39,025,005
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(152,571,971)	(199,664,806)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(168,094,212)	(155,885,701)

SERIES SHARE TRANSACTIONS (NOTE 7)
Series shares sold	42,149,589	36,365,649
Series shares repurchased	(90,115,893)	(94,184,529)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(47,966,304)	(57,818,880)

TOTAL DECREASE	(216,060,516)	(213,704,581)
NET ASSETS:
Beginning of year	632,476,472	846,181,053

End of year	$416,415,956	$632,476,472

SEE NOTES TO FINANCIAL STATEMENTS.

A145

SMALL CAPITALIZATION STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2015

LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS — 97.8%	Shares	Value (Note 2)
Aerospace & Defense — 1.7%
AAR Corp.	35,371	$929,904
Aerojet Rocketdyne Holdings, Inc.*	68,275	1,069,187
Aerovironment, Inc.*	21,914	645,806
American Science & Engineering, Inc.	7,716	319,288
Cubic Corp.	23,273	1,099,649
Curtiss-Wright Corp.	48,802	3,342,937
Engility Holdings, Inc.	18,400	597,632
Moog, Inc. (Class A Stock)*	35,694	2,163,056
National Presto Industries, Inc.(a)	5,199	430,789
TASER International, Inc.*(a)	57,200	988,988

		11,587,236

Air Freight & Logistics — 0.7%
Atlas Air Worldwide Holdings, Inc.*	26,200	1,083,108
Echo Global Logistics, Inc.*	27,300	556,647
Forward Air Corp.	33,056	1,421,739
Hub Group, Inc. (Class A Stock)*	37,970	1,251,111
UTi Worldwide, Inc.*	97,400	684,722

		4,997,327

Airlines — 0.8%
Allegiant Travel Co.	14,094	2,365,396
Hawaiian Holdings, Inc.*	50,700	1,791,231
Republic Airways Holdings, Inc.*	53,500	210,255
SkyWest, Inc.	54,260	1,032,025

		5,398,907

Auto Components — 1.0%
Dorman Products, Inc.*(a)	33,100	1,571,257
Drew Industries, Inc.	25,889	1,576,381
Gentherm, Inc.*	38,700	1,834,380
Motorcar Parts of America, Inc.*	19,700	666,057
Standard Motor Products, Inc.	21,099	802,817
Superior Industries International, Inc.	24,718	455,306

		6,906,198

Automobiles — 0.1%
Winnebago Industries, Inc.(a)	28,731	571,747

Banks — 9.2%
Ameris Bancorp	27,400	931,326
Banner Corp.	21,800	999,748
BBCN Bancorp, Inc.	84,482	1,454,780
Boston Private Financial Holdings, Inc.	88,502	1,003,613
Cardinal Financial Corp.	34,400	782,600
Central Pacific Financial Corp.	33,400	735,468
City Holding Co.	16,344	745,940
Columbia Banking System, Inc.	60,708	1,973,617
Community Bank System, Inc.	46,396	1,853,056
CVB Financial Corp.	105,100	1,778,292
First BanCorp (Puerto Rico)*	122,172	397,059
First Commonwealth Financial Corp.	94,110	853,578
First Financial Bancorp	65,703	1,187,253
First Financial Bankshares, Inc.(a)	70,578	2,129,338
First Midwest Bancorp, Inc.	83,040	1,530,427
First NBC Bank Holding Co.*	16,900	631,891

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
FNB Corp.	187,100	$2,495,914
Glacier Bancorp, Inc.	81,073	2,150,867
Hanmi Financial Corp.	34,036	807,334
Home BancShares, Inc.	65,204	2,642,066
Independent Bank Corp.	27,906	1,298,187
LegacyTexas Financial Group, Inc.	46,700	1,168,434
MB Financial, Inc.	74,083	2,398,067
National Penn Bancshares, Inc.	148,876	1,835,641
NBT Bancorp, Inc.	46,210	1,288,335
OFG Bancorp (Puerto Rico)	46,100	337,452
Old National Bancorp	122,147	1,656,313
Pinnacle Financial Partners, Inc.	37,371	1,919,374
PrivateBancorp, Inc.	84,349	3,459,996
S&T Bancorp, Inc.	37,073	1,142,590
Simmons First National Corp. (Class A Stock)	29,978	1,539,670
Southside Bancshares, Inc.	25,170	604,583
Sterling Bancorp	127,458	2,067,369
Talmer Bancorp, Inc. (Class A Stock)	66,800	1,209,748
Texas Capital Bancshares, Inc.*	49,100	2,426,522
Tompkins Financial Corp.	13,064	733,674
UMB Financial Corp.	44,872	2,088,792
United Bankshares, Inc.	69,197	2,559,597
United Community Banks, Inc.	62,187	1,212,025
Westamerica Bancorporation(a)	27,300	1,276,275
Wilshire Bancorp, Inc.	74,713	862,935
Wintrust Financial Corp.	51,313	2,489,707

		62,659,453

Biotechnology — 1.3%
Acorda Therapeutics, Inc.*(a)	46,200	1,976,436
Emergent BioSolutions, Inc.*	32,457	1,298,605
Enanta Pharmaceuticals, Inc.*(a)	14,000	462,280
Ligand Pharmaceuticals, Inc.*(a)	19,400	2,103,348
MiMedx Group, Inc.*(a)	104,900	982,913
Momenta Pharmaceuticals, Inc.*	66,700	989,828
Repligen Corp.*	35,100	992,979
Spectrum Pharmaceuticals, Inc.*	62,200	375,066

		9,181,455

Building Products — 1.4%
AAON, Inc.	43,289	1,005,171
American Woodmark Corp.*	14,600	1,167,708
Apogee Enterprises, Inc.	31,138	1,354,814
Gibraltar Industries, Inc.*	31,368	798,002
Griffon Corp.	40,429	719,636
PGT, Inc.*	51,500	586,585
Quanex Building Products Corp.	36,088	752,435
Simpson Manufacturing Co., Inc.	43,683	1,491,774
Universal Forest Products, Inc.	21,464	1,467,494

		9,343,619

Capital Markets — 1.7%
Calamos Asset Management, Inc. (Class A Stock)	18,000	174,240
Evercore Partners, Inc. (Class A Stock)	42,300	2,287,161
Financial Engines, Inc.(a)	55,000	1,851,850

SEE NOTES TO FINANCIAL STATEMENTS.

A146

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets (continued)
Greenhill & Co., Inc.	29,100	$832,551
HFF, Inc. (Class A Stock)	36,700	1,140,269
Interactive Brokers Group, Inc. (Class A Stock)	62,000	2,703,200
INTL FCStone, Inc.*	16,400	548,744
Investment Technology Group, Inc.	35,966	612,141
Piper Jaffray Cos.*	16,165	653,066
Virtus Investment Partners, Inc.(a)	7,210	846,887

		11,650,109

Chemicals — 2.0%
A. Schulman, Inc.	31,166	954,926
American Vanguard Corp.	27,348	383,146
Balchem Corp.	33,683	2,047,926
Calgon Carbon Corp.	54,454	939,332
Flotek Industries, Inc.*(a)	57,000	652,080
FutureFuel Corp.	24,200	326,700
H.B. Fuller Co.	54,118	1,973,683
Hawkins, Inc.	10,300	368,431
Innophos Holdings, Inc.	20,600	596,988
Innospec, Inc.	25,700	1,395,767
Intrepid Potash, Inc.*	59,200	174,640
Koppers Holdings, Inc.*	21,900	399,675
Kraton Performance Polymers, Inc.*	32,700	543,147
LSB Industries, Inc.*	20,600	149,350
Quaker Chemical Corp.	14,198	1,096,938
Rayonier Advanced Materials, Inc.(a)	45,700	447,403
Stepan Co.	19,470	967,464
Tredegar Corp.	26,435	360,045

		13,777,641

Commercial Services & Supplies — 2.8%
ABM Industries, Inc.	60,103	1,711,132
Brady Corp. (Class A Stock)	50,022	1,149,506
Brink’s Co. (The)	52,000	1,500,720
Essendant, Inc.	39,742	1,292,012
G&K Services, Inc. (Class A Stock)	21,419	1,347,255
Healthcare Services Group, Inc.	76,876	2,680,666
Interface, Inc.	70,102	1,341,752
Matthews International Corp. (Class A Stock)	35,100	1,876,095
Mobile Mini, Inc.	47,997	1,494,147
Tetra Tech, Inc.	62,788	1,633,744
UniFirst Corp.	16,330	1,701,586
US Ecology, Inc.	23,200	845,408
Viad Corp.	21,347	602,626

		19,176,649

Communications Equipment — 1.7%
ADTRAN, Inc.	52,900	910,938
Bel Fuse, Inc. (Class B Stock)	9,222	159,449
Black Box Corp.	16,193	154,319
CalAmp Corp.*(a)	39,100	779,263
Comtech Telecommunications Corp.	17,159	344,724
Digi International, Inc.*	26,264	298,884
Harmonic, Inc.*	92,824	377,794

COMMON STOCKS (continued)	Shares	Value (Note 2)
Communications Equipment (continued)
Ixia*	64,200	$798,006
Lumentum Holdings, Inc.*	50,340	1,108,487
NETGEAR, Inc.*	33,546	1,405,913
Ruckus Wireless, Inc.*	94,600	1,013,166
ViaSat, Inc.*(a)	47,515	2,898,890
Viavi Solutions, Inc.*	246,500	1,501,185

		11,751,018

Construction & Engineering — 1.2%
Aegion Corp.*	38,637	746,080
Comfort Systems USA, Inc.	39,984	1,136,345
Dycom Industries, Inc.*(a)	34,731	2,429,781
EMCOR Group, Inc.	66,925	3,215,077
MYR Group, Inc.*	22,000	453,420
Orion Marine Group, Inc.*	28,600	119,262

		8,099,965

Construction Materials — 0.2%
Headwaters, Inc.*	78,468	1,323,755

Consumer Finance — 0.9%
Cash America International, Inc.(a)	27,044	809,968
Encore Capital Group, Inc.*(a)	25,000	727,000
Enova International, Inc.*	27,739	183,355
EZCORP, Inc. (Class A Stock)*	54,911	274,006
First Cash Financial Services, Inc.*	29,825	1,116,350
Green Dot Corp. (Class A Stock)*	49,900	819,358
PRA Group, Inc.*(a)	51,367	1,781,921
World Acceptance Corp.*(a)	9,052	335,829

		6,047,787

Containers & Packaging
Myers Industries, Inc.	23,720	315,950

Distributors — 0.9%
Core-Mark Holding Co., Inc.	24,600	2,015,724
Pool Corp.	45,555	3,679,933
VOXX International Corp.*	20,857	109,708

		5,805,365

Diversified Consumer Services — 0.4%
American Public Education, Inc.*	17,033	316,984
Capella Education Co.	11,786	544,749
Career Education Corp.*	71,400	259,182
Regis Corp.*	40,800	577,320
Strayer Education, Inc.*	11,800	709,416
Universal Technical Institute, Inc.	22,006	102,548

		2,510,199

Diversified Telecommunication Services — 0.8%
8x8, Inc.*	95,200	1,090,040
Atlantic Tele-Network, Inc.	11,500	899,645
Cincinnati Bell, Inc.*	222,200	799,920
Consolidated Communications Holdings, Inc.(a)	53,700	1,125,015
General Communication, Inc. (Class A Stock)*	31,624	625,523
Iridium Communications, Inc.*(a)	85,400	718,214
Lumos Networks Corp.*	24,021	269,035

		5,527,392

SEE NOTES TO FINANCIAL STATEMENTS.

A147

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities — 0.6%
ALLETE, Inc.	48,897	$2,485,434
El Paso Electric Co.	43,308	1,667,358

		4,152,792

Electrical Equipment — 1.1%
AZZ, Inc.	27,642	1,536,066
Encore Wire Corp.	22,131	820,839
EnerSys	47,400	2,651,082
Franklin Electric Co., Inc.	40,900	1,105,527
General Cable Corp.	51,700	694,331
Powell Industries, Inc.	9,572	249,159
Vicor Corp.*	17,331	158,059

		7,215,063

Electronic Equipment, Instruments & Components — 4.0%
Agilysys, Inc.*	16,032	160,160
Anixter International, Inc.*	30,364	1,833,682
Badger Meter, Inc.(a)	15,507	908,555
Benchmark Electronics, Inc.*	53,910	1,114,320
Checkpoint Systems, Inc.	44,339	278,005
Coherent, Inc.*	25,900	1,686,349
CTS Corp.	34,964	616,765
Daktronics, Inc.	40,508	353,230
DTS, Inc.*	18,385	415,133
Electro Scientific Industries, Inc.*	29,241	151,761
ePlus, Inc.*	6,200	578,212
Fabrinet (Thailand)*	32,400	771,768
FARO Technologies, Inc.*	18,584	548,600
II-VI, Inc.*	56,062	1,040,511
Insight Enterprises, Inc.*	39,535	993,119
Itron, Inc.*	40,500	1,465,290
Littelfuse, Inc.	23,825	2,549,513
Mercury Systems, Inc.*	35,408	650,091
Methode Electronics, Inc.	40,966	1,303,948
MTS Systems Corp.	15,935	1,010,438
Newport Corp.*	40,808	647,623
OSI Systems, Inc.*	19,600	1,737,736
Park Electrochemical Corp.	21,044	316,923
Plexus Corp.*	35,820	1,250,834
Rofin-Sinar Technologies, Inc.*	30,300	811,434
Rogers Corp.*	19,131	986,586
Sanmina Corp.*	83,400	1,716,372
ScanSource, Inc.*	28,733	925,777
TTM Technologies, Inc.*	68,289	444,561

		27,267,296

Energy Equipment & Services — 1.4%
Archrock, Inc.	73,500	552,720
Basic Energy Services, Inc.*(a)	41,517	111,266
Bristow Group, Inc.(a)	37,255	964,904
CARBO Ceramics, Inc.(a)	20,600	354,320
Era Group, Inc.*	20,171	224,907
Exterran Corp.*	37,000	593,850
Geospace Technologies Corp.*	13,910	195,714
Gulf Island Fabrication, Inc.	14,077	147,245
GulfMark Offshore, Inc. (Class A Stock)*(a)	26,900	125,623
Helix Energy Solutions Group, Inc.*	104,400	549,144

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services (continued)
Hornbeck Offshore Services, Inc.*(a)	33,915	$337,115
Matrix Service Co.*	28,273	580,727
Newpark Resources, Inc.*	88,700	468,336
Pioneer Energy Services Corp.*	67,817	147,163
SEACOR Holdings, Inc.*(a)	17,171	902,508
Tesco Corp.	41,000	296,840
TETRA Technologies, Inc.*	84,741	637,252
Tidewater, Inc.(a)	49,600	345,216
U.S. Silica Holdings, Inc.(a)	56,900	1,065,737
Unit Corp.*(a)	53,700	655,140

		9,255,727

Food & Staples Retailing — 0.3%
Andersons, Inc. (The)	28,024	886,399
SpartanNash Co.	39,906	863,566

		1,749,965

Food Products — 1.9%
B&G Foods, Inc.(a)	61,800	2,164,236
Cal-Maine Foods, Inc.(a)	33,290	1,542,659
Calavo Growers, Inc.	15,790	773,710
Darling Ingredients, Inc.*	175,620	1,847,522
Diamond Foods, Inc.*	28,449	1,096,709
J&J Snack Foods Corp.	15,818	1,845,486
Sanderson Farms, Inc.	21,035	1,630,633
Seneca Foods Corp. (Class A Stock)*	6,400	185,472
Snyder’s-Lance, Inc.(a)	55,916	1,917,919

		13,004,346

Gas Utilities — 2.4%
Laclede Group, Inc. (The)	46,314	2,751,515
New Jersey Resources Corp.	91,608	3,019,400
Northwest Natural Gas Co.	29,265	1,481,101
Piedmont Natural Gas Co., Inc.	84,703	4,829,765
South Jersey Industries, Inc.	73,644	1,732,107
Southwest Gas Corp.	50,511	2,786,187

		16,600,075

Health Care Equipment & Supplies — 4.6%
Abaxis, Inc.	22,912	1,275,740
ABIOMED, Inc.*	41,700	3,764,676
Analogic Corp.	13,233	1,093,046
AngioDynamics, Inc.*	28,000	339,920
Anika Therapeutics, Inc.*	15,600	595,296
Cantel Medical Corp.	38,262	2,377,601
CONMED Corp.	27,449	1,209,128
CryoLife, Inc.	26,553	286,241
Cynosure, Inc. (Class A Stock)*	24,390	1,089,501
Greatbatch, Inc.*	26,844	1,409,310
Haemonetics Corp.*	54,194	1,747,215
ICU Medical, Inc.*	15,392	1,735,910
Inogen, Inc.*	15,300	613,377
Integra LifeSciences Holdings Corp.*	30,902	2,094,538
Invacare Corp.	31,802	553,037
Masimo Corp.*	48,400	2,009,084
Meridian Bioscience, Inc.	44,375	910,575

SEE NOTES TO FINANCIAL STATEMENTS.

A148

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies (continued)
Merit Medical Systems, Inc.*	47,048	$874,622
Natus Medical, Inc.*	35,225	1,692,561
Neogen Corp.*	39,820	2,250,626
NuVasive, Inc.*	52,500	2,840,775
SurModics, Inc.*	13,852	280,780
Vascular Solutions, Inc.*	18,500	636,215

		31,679,774

Health Care Providers & Services — 3.2%
Aceto Corp.	31,300	844,474
Adeptus Health, Inc. (Class A Stock)*	12,100	659,692
Air Methods Corp.*(a)	38,116	1,598,204
Almost Family, Inc.*	8,852	338,412
Amedisys, Inc.*(a)	30,359	1,193,716
AMN Healthcare Services, Inc.*	51,099	1,586,624
Chemed Corp.(a)	18,011	2,698,048
CorVel Corp.*	11,090	487,073
Cross Country Healthcare, Inc.*	34,863	571,405
Ensign Group, Inc. (The)	50,600	1,145,078
ExamWorks Group, Inc.*(a)	42,700	1,135,820
Hanger, Inc.*	37,309	613,733
HealthEquity, Inc.*	37,300	935,111
Healthways, Inc.*	32,786	421,956
Kindred Healthcare, Inc.	89,378	1,064,492
Landauer, Inc.	10,168	334,730
LHC Group, Inc.*	13,798	624,911
Magellan Health, Inc.*	27,241	1,679,680
PharMerica Corp.*	32,395	1,133,825
Providence Service Corp. (The)*	13,400	628,728
Select Medical Holdings Corp.	111,400	1,326,774
US Physical Therapy, Inc.	13,400	719,312

		21,741,798

Health Care Technology — 1.3%
Computer Programs & Systems, Inc.(a)	11,136	554,016
HealthStream, Inc.*	26,000	572,000
HMS Holdings Corp.*	91,400	1,127,876
MedAssets, Inc.*	63,500	1,964,690
Medidata Solutions, Inc.*(a)	59,200	2,917,968
Omnicell, Inc.*	37,822	1,175,508
Quality Systems, Inc.	46,834	754,964

		9,067,022

Hotels, Restaurants & Leisure — 2.9%
Biglari Holdings, Inc.*	1,136	370,132
BJ’s Restaurants, Inc.*	21,972	955,123
Bob Evans Farms, Inc.	22,400	870,240
Boyd Gaming Corp.*(a)	85,400	1,696,898
DineEquity, Inc.	18,005	1,524,483
Interval Leisure Group, Inc.(a)	41,636	649,938
Marcus Corp. (The)	19,958	378,603
Marriott Vacations Worldwide Corp.	28,800	1,640,160
Monarch Casino & Resort, Inc.*	11,331	257,440
Papa John’s International, Inc.	30,930	1,728,059
Pinnacle Entertainment, Inc.*	64,813	2,016,981
Popeyes Louisiana Kitchen, Inc.*	24,100	1,409,850

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Red Robin Gourmet Burgers, Inc.*	14,863	$917,642
Ruby Tuesday, Inc.*	65,084	358,613
Ruth’s Hospitality Group, Inc.	37,448	596,172
Scientific Games Corp. (Class A Stock)*(a)	52,700	472,719
Sonic Corp.	53,314	1,722,575
Texas Roadhouse, Inc.	67,330	2,408,394

		19,974,022

Household Durables — 1.5%
Ethan Allen Interiors, Inc.(a)	27,899	776,150
Helen of Troy Ltd.*	30,110	2,837,868
Installed Building Products, Inc.*(a)	17,700	439,491
iRobot Corp.*(a)	31,200	1,104,480
La-Z-Boy, Inc.	53,701	1,311,378
M/I Homes, Inc.*	26,470	580,222
Meritage Homes Corp.*	39,297	1,335,705
TopBuild Corp.*	40,400	1,243,108
Universal Electronics, Inc.*	15,454	793,563

		10,421,965

Household Products — 0.3%
Central Garden & Pet Co.*	10,400	140,608
Central Garden & Pet Co. (Class A Stock)*	34,788	473,117
WD-40 Co.	14,409	1,421,448

		2,035,173

Insurance — 2.8%
American Equity Investment Life Holding Co.(a)	87,000	2,090,610
AMERISAFE, Inc.	20,414	1,039,073
eHealth, Inc.*	17,491	174,560
Employers Holdings, Inc.	34,115	931,340
HCI Group, Inc.	9,700	338,045
Horace Mann Educators Corp.	43,400	1,440,012
Infinity Property & Casualty Corp.	11,989	985,855
Navigators Group, Inc. (The)*	11,718	1,005,287
ProAssurance Corp.	56,866	2,759,707
RLI Corp.	40,410	2,495,317
Safety Insurance Group, Inc.	14,960	843,445
Selective Insurance Group, Inc.	61,007	2,048,615
Stewart Information Services Corp.	23,702	884,796
United Fire Group, Inc.	22,461	860,481
United Insurance Holdings Corp.	18,900	323,190
Universal Insurance Holdings, Inc.(a)	34,600	802,028

		19,022,361

Internet & Catalog Retail — 0.3%
Blue Nile, Inc.*	12,280	455,957
FTD Cos., Inc.*	19,606	513,089
Nutrisystem, Inc.	31,028	671,446
PetMed Express, Inc.(a)	21,581	369,898

		2,010,390

Internet Software & Services — 1.4%
Blucora, Inc.*(a)	43,212	423,478
comScore, Inc.*(a)	34,677	1,426,958
Constant Contact, Inc.*	34,300	1,002,932

SEE NOTES TO FINANCIAL STATEMENTS.

A149

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
DHI Group, Inc.*	44,900	$411,733
Liquidity Services, Inc.*	25,200	163,800
LivePerson, Inc.*	51,700	348,975
LogMeIn, Inc.*	26,800	1,798,280
Monster Worldwide, Inc.*(a)	96,200	551,226
NIC, Inc.	65,000	1,279,200
QuinStreet, Inc.*	37,800	162,162
Stamps.com, Inc.*	16,020	1,755,952
XO Group, Inc.*	25,095	403,026

		9,727,722

IT Services — 2.3%
CACI International, Inc. (Class A Stock)*	25,944	2,407,084
Cardtronics, Inc.*	47,800	1,608,470
Ciber, Inc.*	74,823	262,629
CSG Systems International, Inc.	34,824	1,252,967
ExlService Holdings, Inc.*	35,100	1,577,043
Forrester Research, Inc.	10,662	303,654
Heartland Payment Systems, Inc.	39,311	3,727,469
ManTech International Corp. (Class A Stock)	25,900	783,216
Perficient, Inc.*	37,614	643,952
Sykes Enterprises, Inc.*	41,370	1,273,369
TeleTech Holdings, Inc.	17,467	487,504
Virtusa Corp.*	29,100	1,202,994

		15,530,351

Leisure Products — 0.3%
Arctic Cat, Inc.(a)	13,657	223,702
Callaway Golf Co.	95,580	900,364
Sturm Ruger & Co., Inc.	19,927	1,187,848

		2,311,914

Life Sciences Tools & Services — 0.6%
Affymetrix, Inc.*(a)	84,600	853,614
Albany Molecular Research, Inc.*(a)	28,500	565,725
Cambrex Corp.*(a)	33,732	1,588,440
Luminex Corp.*	40,800	872,712

		3,880,491

Machinery — 3.6%
Actuant Corp. (Class A Stock)	63,864	1,530,181
Albany International Corp. (Class A Stock)	30,904	1,129,541
Astec Industries, Inc.	20,110	818,477
Barnes Group, Inc.	55,116	1,950,555
Briggs & Stratton Corp.	46,846	810,436
Chart Industries, Inc.*	32,500	583,700
CIRCOR International, Inc.	17,788	749,764
EnPro Industries, Inc.	23,378	1,024,892
ESCO Technologies, Inc.	27,521	994,609
Federal Signal Corp.	66,300	1,050,855
Greenbrier Cos., Inc. (The)	26,400	861,168
Harsco Corp.	84,800	668,224
Hillenbrand, Inc.	67,048	1,986,632
John Bean Technologies Corp.	31,147	1,552,055
Lindsay Corp.(a)	12,179	881,760

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Lydall, Inc.*	18,056	$640,627
Mueller Industries, Inc.	61,098	1,655,756
SPX Corp.	43,500	405,855
SPX Flow, Inc.*	43,800	1,222,458
Standex International Corp.	13,670	1,136,660
Tennant Co.	19,000	1,068,940
Titan International, Inc.	45,800	180,452
Watts Water Technologies, Inc. (Class A Stock)	30,021	1,491,143

		24,394,740

Marine — 0.3%
Matson, Inc.	46,600	1,986,558

Media — 0.6%
EW Scripps Co. (The) (Class A Stock)	56,801	1,079,219
Gannett Co., Inc.(a)	122,200	1,990,638
Harte-Hanks, Inc.	50,300	162,972
Scholastic Corp.	28,300	1,091,248
Sizmek, Inc.*	20,800	75,920

		4,399,997

Metals & Mining — 0.8%
AK Steel Holding Corp.*(a)	187,500	420,000
Century Aluminum Co.*	52,063	230,118
Haynes International, Inc.	13,200	484,308
Kaiser Aluminum Corp.	18,900	1,581,174
Materion Corp.	21,378	598,584
Olympic Steel, Inc.	9,638	111,608
Stillwater Mining Co.*	128,200	1,098,674
SunCoke Energy, Inc.	68,200	236,654
TimkenSteel Corp.	40,500	339,390

		5,100,510

Multi-Utilities — 0.8%
Avista Corp.	66,603	2,355,748
NorthWestern Corp.	51,400	2,788,450

		5,144,198

Multiline Retail — 0.1%
Fred’s, Inc. (Class A Stock)	36,866	603,496
Tuesday Morning Corp.*	46,332	301,158

		904,654

Oil, Gas & Consumable Fuels — 1.1%
Bill Barrett Corp.*(a)	52,500	206,325
Bonanza Creek Energy, Inc.*	43,200	227,664
Carrizo Oil & Gas, Inc.*	58,100	1,718,598
Cloud Peak Energy, Inc.*(a)	64,100	133,328
Contango Oil & Gas Co.*	18,500	118,585
Green Plains, Inc.	38,100	872,490
Northern Oil & Gas, Inc.*(a)	54,100	208,826
PDC Energy, Inc.*	42,726	2,280,714
REX American Resources Corp.*(a)	6,200	335,234
Rex Energy Corp.*(a)	50,300	52,815
Stone Energy Corp.*(a)	60,194	258,232
Synergy Resources Corp.*(a)	105,900	902,268

		7,315,079

SEE NOTES TO FINANCIAL STATEMENTS.

A150

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Paper & Forest Products — 1.2%
Boise Cascade Co.*	41,400	$1,056,942
Clearwater Paper Corp.*	18,980	864,159
Deltic Timber Corp.	11,691	688,249
KapStone Paper & Packaging Corp.	91,200	2,060,208
Neenah Paper, Inc.	17,878	1,116,124
P.H. Glatfelter Co.	46,500	857,460
Schweitzer-Mauduit International, Inc.	32,476	1,363,667
Wausau Paper Corp.	43,767	447,737

		8,454,546

Personal Products — 0.1%
Inter Parfums, Inc.	18,200	433,524
Medifast, Inc.	9,800	297,724

		731,248

Pharmaceuticals — 2.2%
ANI Pharmaceuticals, Inc.*(a)	8,100	365,512
Depomed, Inc.*	64,200	1,163,946
Impax Laboratories, Inc.*(a)	70,800	3,027,408
Lannett Co., Inc.*(a)	29,800	1,195,576
Medicines Co. (The)*(a)	74,200	2,770,628
Nektar Therapeutics*(a)	141,900	2,391,015
Phibro Animal Health Corp. (Class A Stock)(a)	19,300	581,509
Prestige Brands Holdings, Inc.*	56,300	2,898,324
Sagent Pharmaceuticals, Inc.*	25,300	402,523
Supernus Pharmaceuticals, Inc.*	36,100	485,184

		15,281,625

Professional Services — 1.7%
CDI Corp.	15,288	103,347
Exponent, Inc.	27,580	1,377,621
Heidrick & Struggles International, Inc.	18,314	498,507
Insperity, Inc.	19,779	952,359
Kelly Services, Inc. (Class A Stock)	31,439	507,740
Korn/Ferry International	54,700	1,814,946
Navigant Consulting, Inc.*	50,900	817,454
On Assignment, Inc.*	50,686	2,278,336
Resources Connection, Inc.	39,700	648,698
TrueBlue, Inc.*	44,718	1,151,935
WageWorks, Inc.*	38,400	1,742,208

		11,893,151

Real Estate Investment Trusts (REITs) — 7.6%
Acadia Realty Trust	73,705	2,443,321
Agree Realty Corp.	20,600	700,194
American Assets Trust, Inc.	42,200	1,618,370
Capstead Mortgage Corp.	101,500	887,110
CareTrust REIT, Inc.	50,755	555,767
Cedar Realty Trust, Inc.	78,866	558,371
Chesapeake Lodging Trust	63,800	1,605,208
CoreSite Realty Corp.	32,800	1,860,416
Cousins Properties, Inc.	216,500	2,041,595
DiamondRock Hospitality Co.	213,370	2,059,021
EastGroup Properties, Inc.	34,363	1,910,926
Education Realty Trust, Inc.	59,233	2,243,746

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
EPR Properties	63,770	$3,727,356
Four Corners Property Trust, Inc.*	41,100	992,976
Franklin Street Properties Corp.	94,502	978,096
GEO Group, Inc. (The)	78,873	2,280,218
Getty Realty Corp.	27,800	476,770
Government Properties Income Trust(a)	76,000	1,206,120
Healthcare Realty Trust, Inc.	107,400	3,041,568
Inland Real Estate Corp.	95,835	1,017,768
Kite Realty Group Trust	88,972	2,307,044
Lexington Realty Trust(a)	225,816	1,806,528
LTC Properties, Inc.	37,926	1,636,128
Medical Properties Trust, Inc.	252,866	2,910,488
Parkway Properties, Inc.	86,648	1,354,308
Pennsylvania Real Estate Investment Trust(a)	73,922	1,616,674
PS Business Parks, Inc.	20,902	1,827,462
Retail Opportunity Investments Corp.	106,100	1,899,190
Sabra Health Care REIT, Inc.	69,600	1,408,008
Saul Centers, Inc.	12,200	625,494
Summit Hotel Properties, Inc.	91,800	1,097,010
Universal Health Realty Income Trust	13,100	655,131
Urstadt Biddle Properties, Inc. (Class A Stock)	28,250	543,530

		51,891,912

Real Estate Management & Development — 0.1%
Forestar Group, Inc.*(a)	35,456	387,889

Road & Rail — 0.7%
ArcBest Corp.	25,995	556,033
Celadon Group, Inc.	29,700	293,733
Heartland Express, Inc.(a)	64,248	1,093,501
Knight Transportation, Inc.	65,688	1,591,620
Marten Transport Ltd.	25,400	449,580
Roadrunner Transportation Systems, Inc.*	32,000	301,760
Saia, Inc.*	26,600	591,850

		4,878,077

Semiconductors & Semiconductor Equipment — 3.6%
Advanced Energy Industries, Inc.*	43,697	1,233,566
Brooks Automation, Inc.	71,405	762,605
Cabot Microelectronics Corp.*	25,811	1,130,006
CEVA, Inc.*	21,800	509,248
Cirrus Logic, Inc.*	67,900	2,005,087
Cohu, Inc.	25,997	313,784
Diodes, Inc.*	41,370	950,683
DSP Group, Inc.*	23,028	217,384
Exar Corp.*	50,523	309,706
Kopin Corp.*	64,796	176,245
Kulicke & Soffa Industries, Inc. (Singapore)*	75,132	876,790
Microsemi Corp.*	102,019	3,324,799
MKS Instruments, Inc.	56,885	2,047,860
Monolithic Power Systems, Inc.	38,800	2,471,948
Nanometrics, Inc.*	25,700	389,098

SEE NOTES TO FINANCIAL STATEMENTS.

A151

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Power Integrations, Inc.	30,300	$1,473,489
Rambus, Inc.*	124,300	1,440,637
Rudolph Technologies, Inc.*	33,294	473,441
Semtech Corp.*	69,000	1,305,480
Tessera Technologies, Inc.	51,377	1,541,824
Ultratech, Inc.*	28,011	555,178
Veeco Instruments, Inc.*	43,742	899,336

		24,408,194

Software — 2.6%
Blackbaud, Inc.	49,283	3,245,778
Bottomline Technologies (de), Inc.*	40,500	1,204,065
Ebix, Inc.(a)	28,257	926,547
Epiq Systems, Inc.	34,117	445,909
Interactive Intelligence Group, Inc.*(a)	18,479	580,610
MicroStrategy, Inc. (Class A Stock)*	9,960	1,785,729
Monotype Imaging Holdings, Inc.	42,300	999,972
Progress Software Corp.*	53,747	1,289,928
Rovi Corp.*(a)	87,800	1,462,748
Synchronoss Technologies, Inc.*(a)	42,400	1,493,752
Take-Two Interactive Software, Inc.*(a)	90,312	3,146,470
Tangoe, Inc.*	39,000	327,210
VASCO Data Security International, Inc.*(a)	31,600	528,668

		17,437,386

Specialty Retail — 4.0%
Barnes & Noble Education, Inc.*	41,236	410,298
Barnes & Noble, Inc.	65,300	568,763
Big 5 Sporting Goods Corp.	19,237	192,177
Buckle, Inc. (The)(a)	30,059	925,216
Caleres, Inc.	46,634	1,250,724
Cato Corp. (The) (Class A Stock)	28,003	1,031,070
Children’s Place, Inc. (The)(a)	21,665	1,195,908
Express, Inc.*	76,400	1,320,192
Finish Line, Inc. (The) (Class A Stock)	48,046	868,672
Five Below, Inc.*	58,400	1,874,640
Francesca’s Holdings Corp.*	44,400	773,004
Genesco, Inc.*	23,522	1,336,755
Group 1 Automotive, Inc.	24,164	1,829,215
Haverty Furniture Cos., Inc.	21,441	459,695
Hibbett Sports, Inc.*	24,196	731,687
Kirkland’s, Inc.	16,700	242,150
Lithia Motors, Inc. (Class A Stock)	25,330	2,701,951
Lumber Liquidators Holdings, Inc.*(a)	28,622	496,878
MarineMax, Inc.*	27,142	499,956
Men’s Wearhouse, Inc. (The)	51,467	755,535
Monro Muffler Brake, Inc.	34,172	2,262,870
Outerwall, Inc.(a)	18,431	673,469
Pep Boys-Manny Moe & Jack (The)*	57,326	1,055,372
Select Comfort Corp.*	54,200	1,160,422

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
Sonic Automotive, Inc. (Class A Stock)	34,447	$784,014
Stage Stores, Inc.	33,579	305,905
Stein Mart, Inc.	31,083	209,188
Vitamin Shoppe, Inc.*	31,000	1,013,700
Zumiez, Inc.*(a)	21,250	321,300

		27,250,726

Technology Hardware, Storage & Peripherals — 0.7%
Electronics For Imaging, Inc.*(a)	50,900	2,379,066
QLogic Corp.*	89,100	1,087,020
Super Micro Computer, Inc.*(a)	38,800	950,988

		4,417,074

Textiles, Apparel & Luxury Goods — 1.4%
Crocs, Inc.*	78,543	804,280
G-III Apparel Group Ltd.*	42,900	1,898,754
Iconix Brand Group, Inc.*(a)	51,131	349,225
Movado Group, Inc.	17,617	452,933
Oxford Industries, Inc.	15,716	1,002,995
Perry Ellis International, Inc.*	12,379	228,021
Steven Madden Ltd.*	60,100	1,816,222
Tumi Holdings, Inc.*	59,900	996,137
Unifi, Inc.*	15,900	447,585
Wolverine World Wide, Inc.	109,554	1,830,648

		9,826,800

Thrifts & Mortgage Finance — 1.6%
Astoria Financial Corp.	96,900	1,535,865
Bank Mutual Corp.	44,835	349,713
BofI Holding, Inc.*(a)	61,100	1,286,155
Brookline Bancorp, Inc.	74,132	852,518
Dime Community Bancshares, Inc.	32,481	568,093
LendingTree, Inc.*(a)	7,600	678,528
Northfield Bancorp, Inc.	48,700	775,304
Northwest Bancshares, Inc.(a)	107,900	1,444,781
Oritani Financial Corp.	39,800	656,700
Provident Financial Services, Inc.	62,600	1,261,390
TrustCo Bank Corp. NY	100,495	617,039
Walker & Dunlop, Inc.*	28,900	832,609

		10,858,695

Tobacco — 0.2%
Universal Corp.	24,300	1,362,744

Trading Companies & Distributors — 0.5%
Applied Industrial Technologies, Inc.	42,028	1,701,714
DXP Enterprises, Inc.*	13,300	303,240
Kaman Corp.	28,922	1,180,307
Veritiv Corp.*	8,700	315,114

		3,500,375

Water Utilities — 0.2%
American States Water Co.	39,352	1,650,816

Wireless Telecommunication Services — 0.1%
Spok Holdings, Inc.	22,380	410,002

TOTAL COMMON STOCKS (cost $467,359,134)		667,167,015

SEE NOTES TO FINANCIAL STATEMENTS.

A152

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

EXCHANGE TRADED FUND — 0.7%	Shares	Value (Note 2)
iShares Core S&P Small-Cap ETF (cost $3,479,366)	43,800	$4,822,818

TOTAL LONG-TERM INVESTMENTS (cost $470,838,500)		671,989,833

SHORT-TERM INVESTMENTS — 13.8%
AFFILIATED MONEY MARKET MUTUAL FUND — 13.7%
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $93,641,400; includes $84,564,627 of cash collateral for securities on loan)(b)(c)(Note 4)	93,641,400	93,641,400

	Principal Amount (000)#
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill, 0.201%, 03/03/16 (cost $849,711)(d)(e)	850	849,850

TOTAL SHORT-TERM INVESTMENTS (cost $94,491,111)		94,491,250

TOTAL INVESTMENTS — 112.3% (cost $565,329,611)		766,481,083
LIABILITIES IN EXCESS OF OTHER ASSETS(f) — (12.3)%		(84,045,382)

NET ASSETS — 100.0%		$682,435,701

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $81,214,512; cash collateral of $84,564,627 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(d)	Rate quoted represents yield-to-maturity as of purchase date.

(e)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(f)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation(1)
Long Position:
94	Russell 2000 Mini Index	Mar. 2016	$10,482,786	$10,636,100	$153,314

(1)	A U.S. Treasury Obligation with a market value of $849,850 has been segregated with UBS AG to cover requirements for open contracts at December 31, 2015.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$11,587,236	$—	$—
Air Freight & Logistics	4,997,327	—	—
Airlines	5,398,907	—	—
Auto Components	6,906,198	—	—
Automobiles	571,747	—	—
Banks	62,659,453	—	—
Biotechnology	9,181,455	—	—
Building Products	9,343,619	—	—
Capital Markets	11,650,109	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A153

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Chemicals	$13,777,641	$—	$—
Commercial Services & Supplies	19,176,649	—	—
Communications Equipment	11,751,018	—	—
Construction & Engineering	8,099,965	—	—
Construction Materials	1,323,755	—	—
Consumer Finance	6,047,787	—	—
Containers & Packaging	315,950	—	—
Distributors	5,805,365	—	—
Diversified Consumer Services	2,510,199	—	—
Diversified Telecommunication Services	5,527,392	—	—
Electric Utilities	4,152,792	—	—
Electrical Equipment	7,215,063	—	—
Electronic Equipment, Instruments & Components	27,267,236	—	—
Energy Equipment & Services	9,255,727	—	—
Food & Staples Retailing	1,749,965	—	—
Food Products	13,004,346	—	—
Gas Utilities	16,600,075	—	—
Health Care Equipment & Supplies	31,679,774	—	—
Health Care Providers & Services	21,741,798	—	—
Health Care Technology	9,067,022	—	—
Hotels, Restaurants & Leisure	19,974,022	—	—
Household Durables	10,421,965	—	—
Household Products	2,035,173	—	—
Insurance	19,022,361	—	—
Internet & Catalog Retail	2,010,390	—	—
Internet Software & Services	9,727,722	—	—
IT Services	15,530,351	—	—
Leisure Products	2,311,914	—	—
Life Sciences Tools & Services	3,880,491	—	—
Machinery	24,394,740	—	—
Marine	1,986,558	—	—
Media	4,399,997	—	—
Metals & Mining	5,100,510	—	—
Multi-Utilities	5,144,198	—	—
Multiline Retail	904,654	—	—
Oil, Gas & Consumable Fuels	7,315,079	—	—
Paper & Forest Products	8,454,546	—	—
Personal Products	731,248	—	—
Pharmaceuticals	15,281,625	—	—
Professional Services	11,893,151	—	—
Real Estate Investment Trusts (REITs)	51,891,912	—	—
Real Estate Management & Development	387,889	—	—
Road & Rail	4,878,077	—	—
Semiconductors & Semiconductor Equipment	24,408,194	—	—
Software	17,437,386	—	—
Specialty Retail	27,250,726	—	—
Technology Hardware, Storage & Peripherals	4,417,074	—	—
Textiles, Apparel & Luxury Goods	9,826,800	—	—
Thrifts & Mortgage Finance	10,858,695	—	—
Tobacco	1,362,744	—	—
Trading Companies & Distributors	3,500,375	—	—
Water Utilities	1,650,816	—	—
Wireless Telecommunication Services	410,002	—	—
Exchange Traded Fund	4,822,818	—	—
Affiliated Money Market Mutual Fund	93,641,400	—	—
U.S. Treasury Obligation	—	849,850	—

SEE NOTES TO FINANCIAL STATEMENTS.

A154

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

	Level 1	Level 2	Level 3
Other Financial Instruments*
Futures Contracts	$153,314	$—	$—

Total	$765,784,547	$849,850	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (including 12.4% of collateral for securities on loan)	13.7%
Banks	9.2
Real Estate Investment Trusts (REITs)	7.6
Health Care Equipment & Supplies	4.6
Electronic Equipment, Instruments & Components	4.0
Specialty Retail	4.0
Semiconductors & Semiconductor Equipment	3.6
Machinery	3.6
Health Care Providers & Services	3.2
Hotels, Restaurants & Leisure	2.9
Commercial Services & Supplies	2.8
Insurance	2.8
Software	2.6
Gas Utilities	2.4
IT Services	2.3
Pharmaceuticals	2.2
Chemicals	2.0
Food Products	1.9
Professional Services	1.7
Communications Equipment	1.7
Capital Markets	1.7
Aerospace & Defense	1.7
Thrifts & Mortgage Finance	1.6
Household Durables	1.5
Textiles, Apparel & Luxury Goods	1.4
Internet Software & Services	1.4
Building Products	1.4
Energy Equipment & Services	1.4
Biotechnology	1.3
Health Care Technology	1.3
Paper & Forest Products	1.2
Construction & Engineering	1.2
Oil, Gas & Consumable Fuels	1.1
Electrical Equipment	1.1

Auto Components	1.0%
Consumer Finance	0.9
Distributors	0.9
Diversified Telecommunication Services	0.8
Airlines	0.8
Multi-Utilities	0.8
Metals & Mining	0.8
Air Freight & Logistics	0.7
Road & Rail	0.7
Exchange Traded Fund	0.7
Technology Hardware, Storage & Peripherals	0.7
Media	0.6
Electric Utilities	0.6
Life Sciences Tools & Services	0.6
Trading Companies & Distributors	0.5
Diversified Consumer Services	0.4
Leisure Products	0.3
Household Products	0.3
Internet & Catalog Retail	0.3
Marine	0.3
Food & Staples Retailing	0.3
Water Utilities	0.2
Tobacco	0.2
Construction Materials	0.2
Multiline Retail	0.1
U.S. Treasury Obligation	0.1
Personal Products	0.1
Automobiles	0.1
Wireless Telecommunication Services	0.1
Real Estate Management & Development	0.1

112.3
Liabilities in excess of other assets	(12.3)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$153,314	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A155

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(176,769)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(322,056)

As of December 31, 2015, the Portfolio’s average volume at trade date for futures long positions was $10,378,814.

SEE NOTES TO FINANCIAL STATEMENTS.

A156

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2015

ASSETS
Investments at value, including securities on loan of $81,214,512:
Unaffiliated investments (cost $471,688,211)	$672,839,683
Affiliated investments (cost $93,641,400)	93,641,400
Cash	750
Dividends and interest receivable	912,473
Receivable for investments sold	739,793
Receivable for Series shares sold	51,857
Tax reclaim receivable	274
Prepaid expenses	5,731

Total Assets	768,191,961

LIABILITIES
Payable to broker for collateral for securities on loan	84,564,627
Payable for investments purchased	659,656
Management fee payable	206,244
Accrued expenses	153,692
Due to broker—variation margin futures	108,100
Payable for Series shares repurchased	62,961
Affiliated transfer agent fee payable	980

Total Liabilities	85,756,260

NET ASSETS	$682,435,701

Net assets were comprised of:
Paid-in capital	$269,339,038
Retained earnings	413,096,663

Net assets, December 31, 2015	$682,435,701

Net asset value and redemption price per share $682,435,701 / 25,332,828 outstanding shares of beneficial interest	$26.94

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $3,149)	$10,025,999
Affiliated income from securities lending, net	638,379
Affiliated dividend income	16,521
Interest income	1,163

Total income	10,682,062

EXPENSES
Management fee	2,926,648
Custodian and accounting fees	112,000
Shareholders’ reports	90,000
Audit fee	23,000
Trustees’ fees	16,000
Transfer agent’s fees and expenses (including affiliated expense of $5,800)	12,000
Legal fees and expenses	11,000
Insurance expenses	9,000
Miscellaneous	94,211

Total expenses	3,293,859
Less: Management fee waiver	(365,841)

Net expenses	2,928,018

NET INVESTMENT INCOME	7,754,044

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	67,198,229
Futures transactions	(176,769)

67,021,460

Net change in unrealized appreciation (depreciation) on:
Investments	(90,018,434)
Futures	(322,056)

(90,340,490)

NET LOSS ON INVESTMENT TRANSACTIONS	(23,319,030)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(15,564,986)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$7,754,044	$7,114,995
Net realized gain on investment transactions	67,021,460	56,954,073
Net change in unrealized appreciation (depreciation) on investments	(90,340,490)	(25,932,519)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(15,564,986)	38,136,549

SERIES SHARE TRANSACTIONS
Series shares sold [233,474 and 439,963 shares, respectively]	6,515,178	11,510,506
Series shares repurchased [2,135,595 and 2,647,810 shares, respectively]	(59,451,401)	(68,806,270)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(52,936,223)	(57,295,764)

TOTAL DECREASE	(68,501,209)	(19,159,215)
NET ASSETS:
Beginning of year	750,936,910	770,096,125

End of year	$682,435,701	$750,936,910

SEE NOTES TO FINANCIAL STATEMENTS.

A157

STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2015

LONG-TERM INVESTMENTS — 97.0%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.6%
Boeing Co. (The)	102,836	$14,869,057
General Dynamics Corp.	49,500	6,799,320
Honeywell International, Inc.	126,950	13,148,211
L-3 Communications Holdings, Inc.	13,100	1,565,581
Lockheed Martin Corp.	43,598	9,467,306
Northrop Grumman Corp.	29,826	5,631,447
Precision Castparts Corp.	22,500	5,220,225
Raytheon Co.	49,518	6,166,477
Rockwell Collins, Inc.	21,700	2,002,910
Textron, Inc.	45,500	1,911,455
United Technologies Corp.	135,100	12,979,057

		79,761,046

Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	23,100	1,432,662
Expeditors International of Washington, Inc.	31,400	1,416,140
FedEx Corp.	42,840	6,382,732
United Parcel Service, Inc. (Class B Stock)	113,800	10,950,974

		20,182,508

Airlines — 0.6%
American Airlines Group, Inc.	102,500	4,340,875
Delta Air Lines, Inc.	129,800	6,579,562
Southwest Airlines Co.	108,637	4,677,909
United Continental Holdings, Inc.*	59,600	3,415,080

		19,013,426

Auto Components — 0.4%
BorgWarner, Inc.	37,100	1,603,833
Delphi Automotive PLC (United Kingdom)	46,500	3,986,445
Goodyear Tire & Rubber Co. (The)	44,300	1,447,281
Johnson Controls, Inc.	107,400	4,241,226

		11,278,785

Automobiles — 0.6%
Ford Motor Co.	635,859	8,959,253
General Motors Co.	230,800	7,849,508
Harley-Davidson, Inc.(a)	31,200	1,416,168

		18,224,929

Banks — 5.9%
Bank of America Corp.	1,705,682	28,706,628
BB&T Corp.	127,400	4,816,994
Citigroup, Inc.	488,522	25,281,013
Comerica, Inc.	29,250	1,223,528
Fifth Third Bancorp	130,149	2,615,995
Huntington Bancshares, Inc.	128,075	1,416,510
JPMorgan Chase & Co.	601,745	39,733,222
KeyCorp	135,300	1,784,607
M&T Bank Corp.(a)	24,900	3,017,382
People’s United Financial, Inc.(a)	50,700	818,805
PNC Financial Services Group, Inc. (The)	83,893	7,995,842

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Regions Financial Corp.	214,512	$2,059,315
SunTrust Banks, Inc.	84,600	3,624,264
U.S. Bancorp	269,981	11,520,089
Wells Fargo & Co.	760,136	41,320,993
Zions Bancorporation	33,300	909,090

		176,844,277

Beverages — 2.2%
Brown-Forman Corp. (Class B Stock)	17,450	1,732,436
Coca-Cola Co. (The)	637,050	27,367,668
Coca-Cola Enterprises, Inc.	35,200	1,733,248
Constellation Brands, Inc. (Class A Stock)	27,800	3,959,832
Dr. Pepper Snapple Group, Inc.	31,500	2,935,800
Molson Coors Brewing Co. (Class B Stock)	26,200	2,460,704
Monster Beverage Corp.*	23,900	3,560,144
PepsiCo, Inc.	238,914	23,872,287

		67,622,119

Biotechnology — 3.6%
AbbVie, Inc.	267,400	15,840,776
Alexion Pharmaceuticals, Inc.*	36,700	7,000,525
Amgen, Inc.	123,694	20,079,247
Baxalta, Inc.	89,200	3,481,476
Biogen, Inc.*	36,575	11,204,751
Celgene Corp.*	129,000	15,449,040
Gilead Sciences, Inc.	236,400	23,921,316
Regeneron Pharmaceuticals, Inc.*	12,400	6,731,588
Vertex Pharmaceuticals, Inc.*(a)	40,000	5,033,200

		108,741,919

Building Products — 0.1%
Allegion PLC	15,633	1,030,527
Masco Corp.	57,000	1,613,100

		2,643,627

Capital Markets — 2.1%
Affiliated Managers Group, Inc.*	9,000	1,437,840
Ameriprise Financial, Inc.	29,500	3,139,390
Bank of New York Mellon Corp. (The)	180,689	7,448,001
BlackRock, Inc.	20,900	7,116,868
Charles Schwab Corp. (The)	191,000	6,289,630
E*TRADE Financial Corp.*(a)	47,510	1,408,196
Franklin Resources, Inc.	64,000	2,356,480
Goldman Sachs Group, Inc. (The)	65,400	11,787,042
Invesco Ltd.	70,600	2,363,688
Legg Mason, Inc.	16,800	659,064
Morgan Stanley	248,610	7,908,284
Northern Trust Corp.	36,000	2,595,240
State Street Corp.	66,625	4,421,235
T. Rowe Price Group, Inc.	41,800	2,988,282

		61,919,240

SEE NOTES TO FINANCIAL STATEMENTS.

A158

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals — 2.0%
Air Products & Chemicals, Inc.	31,700	$4,124,487
Airgas, Inc.(a)	11,100	1,535,352
CF Industries Holdings, Inc.	38,600	1,575,266
Dow Chemical Co. (The)	183,611	9,452,294
E.I. du Pont de Nemours & Co.(a)	143,191	9,536,521
Eastman Chemical Co.	24,500	1,653,995
Ecolab, Inc.	43,500	4,975,530
FMC Corp.	21,700	849,121
International Flavors & Fragrances, Inc.	13,300	1,591,212
LyondellBasell Industries NV (Class A Stock)	59,800	5,196,620
Monsanto Co.	71,396	7,033,934
Mosaic Co. (The)	50,900	1,404,331
PPG Industries, Inc.	44,000	4,348,080
Praxair, Inc.	46,800	4,792,320
Sherwin-Williams Co. (The)	13,000	3,374,800

		61,443,863

Commercial Services & Supplies — 0.4%
ADT Corp. (The)	28,800	949,824
Cintas Corp.	15,000	1,365,750
Pitney Bowes, Inc.	32,200	664,930
Republic Services, Inc.	39,335	1,730,347
Stericycle, Inc.*	14,000	1,688,400
Tyco International PLC	69,000	2,200,410
Waste Management, Inc.	68,630	3,662,783

		12,262,444

Communications Equipment — 1.4%
Cisco Systems, Inc.	827,375	22,467,368
F5 Networks, Inc.*(a)	11,800	1,144,128
Harris Corp.	20,200	1,755,380
Juniper Networks, Inc.	57,600	1,589,760
Motorola Solutions, Inc.	26,327	1,802,083
QUALCOMM, Inc.	247,450	12,368,789

		41,127,508

Construction & Engineering — 0.1%
Fluor Corp.(a)	23,700	1,119,114
Jacobs Engineering Group, Inc.*	20,900	876,755
Quanta Services, Inc.*	28,500	577,125

		2,572,994

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	10,200	1,393,116
Vulcan Materials Co.	21,800	2,070,346

		3,463,462

Consumer Finance — 0.8%
American Express Co.	136,600	9,500,530
Capital One Financial Corp.	88,569	6,392,911
Discover Financial Services	71,105	3,812,650
Navient Corp.	63,800	730,510
Synchrony Financial*	131,230	3,990,704

		24,427,305

COMMON STOCKS (continued)	Shares	Value (Note 2)
Containers & Packaging — 0.2%
Avery Dennison Corp.	14,900	$933,634
Ball Corp.(a)	22,600	1,643,698
Owens-Illinois, Inc.*	26,500	461,630
Sealed Air Corp.	33,420	1,490,532
WestRock Co.	42,761	1,950,757

		6,480,251

Distributors — 0.1%
Genuine Parts Co.	25,025	2,149,397

Diversified Consumer Services
H&R Block, Inc.	38,200	1,272,442

Diversified Financial Services — 2.0%
Berkshire Hathaway, Inc. (Class B Stock)*	305,100	40,285,404
CME Group, Inc.	53,400	4,838,040
Intercontinental Exchange, Inc.	18,098	4,637,793
Leucadia National Corp.	51,700	899,063
McGraw Hill Financial, Inc.	44,900	4,426,242
Moody’s Corp.	28,520	2,861,697
NASDAQ, Inc.	20,100	1,169,217

		59,117,456

Diversified Telecommunication Services — 2.4%
AT&T, Inc.	1,001,935	34,476,583
CenturyLink, Inc.	92,385	2,324,407
Frontier Communications Corp.(a)	191,916	896,248
Level 3 Communications, Inc.*	47,100	2,560,356
Verizon Communications, Inc.	662,338	30,613,262

		70,870,856

Electric Utilities — 1.7%
American Electric Power Co., Inc.	80,340	4,681,412
Duke Energy Corp.	112,348	8,020,524
Edison International	53,400	3,161,814
Entergy Corp.	29,500	2,016,620
Eversource Energy	52,100	2,660,747
Exelon Corp.	144,673	4,017,569
FirstEnergy Corp.	69,180	2,195,081
NextEra Energy, Inc.	73,575	7,643,707
Pepco Holdings, Inc.(a)	42,000	1,092,420
Pinnacle West Capital Corp.	18,200	1,173,536
PPL Corp.	109,500	3,737,235
Southern Co. (The)	148,900	6,967,031
Xcel Energy, Inc.	83,095	2,983,941

		50,351,637

Electrical Equipment — 0.4%
AMETEK, Inc.	39,600	2,122,164
Eaton Corp. PLC	76,561	3,984,235
Emerson Electric Co.	107,300	5,132,159
Rockwell Automation, Inc.	22,100	2,267,681

		13,506,239

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp. (Class A Stock)	50,700	2,648,061
Corning, Inc.	196,200	3,586,536

SEE NOTES TO FINANCIAL STATEMENTS.

A159

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
FLIR Systems, Inc.	23,000	$645,610
TE Connectivity Ltd. (Switzerland)	64,000	4,135,040

		11,015,247

Energy Equipment & Services — 1.0%
Baker Hughes, Inc.	70,448	3,251,175
Cameron International Corp.*	31,400	1,984,480
Diamond Offshore Drilling, Inc.	11,900	251,090
Ensco PLC (Class A Stock)	38,500	592,515
FMC Technologies, Inc.*	37,900	1,099,479
Halliburton Co.	139,500	4,748,580
Helmerich & Payne, Inc.(a)	18,100	969,255
National Oilwell Varco, Inc.(a)	63,600	2,129,964
Schlumberger Ltd.	205,872	14,359,572
Transocean Ltd.(a)	56,000	693,280

		30,079,390

Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	71,522	11,550,803
CVS Health Corp.	181,138	17,709,862
Kroger Co. (The)	158,500	6,630,055
Sysco Corp.	85,400	3,501,400
Wal-Mart Stores, Inc.	257,500	15,784,750
Walgreens Boots Alliance, Inc.(a)	142,200	12,109,041
Whole Foods Market, Inc.	57,800	1,936,300

		69,222,211

Food Products — 1.7%
Archer-Daniels-Midland Co.	99,338	3,643,718
Campbell Soup Co.(a)	29,200	1,534,460
ConAgra Foods, Inc.	70,000	2,951,200
General Mills, Inc.(a)	97,700	5,633,382
Hershey Co. (The)	24,100	2,151,407
Hormel Foods Corp.(a)	22,100	1,747,668
J.M. Smucker Co. (The)	18,300	2,257,122
Kellogg Co.(a)	41,100	2,970,297
Keurig Green Mountain, Inc.(a)	19,100	1,718,618
Kraft Heinz Co. (The)(a)	97,137	7,067,688
McCormick & Co., Inc. (Non-Voting Shares)(a)	18,800	1,608,528
Mead Johnson Nutrition Co.	33,193	2,620,588
Mondelez International, Inc. (Class A Stock)	259,511	11,636,473
Tyson Foods, Inc. (Class A Stock)(a)	47,900	2,554,507

		50,095,656

Gas Utilities
AGL Resources, Inc.	20,337	1,297,704

Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	242,450	10,888,429
Baxter International, Inc.	89,200	3,402,980
Becton, Dickinson & Co.	34,354	5,293,608
Boston Scientific Corp.*(a)	219,699	4,051,250
C.R. Bard, Inc.	12,200	2,311,168
DENTSPLY International, Inc.	23,400	1,423,890
Edwards Lifesciences Corp.*	35,400	2,795,892

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies (continued)
Intuitive Surgical, Inc.*(a)	6,090	$3,326,114
Medtronic PLC	230,728	17,747,598
St. Jude Medical, Inc.	46,000	2,841,420
Stryker Corp.	50,000	4,647,000
Varian Medical Systems, Inc.*	16,500	1,333,200
Zimmer Biomet Holdings, Inc.	27,986	2,871,084

		62,933,633

Health Care Providers & Services — 2.7%
Aetna, Inc.(a)	57,257	6,190,627
AmerisourceBergen Corp.	32,900	3,412,059
Anthem, Inc.	42,700	5,954,088
Cardinal Health, Inc.	53,475	4,773,713
Cigna Corp.	42,200	6,175,126
DaVita HealthCare Partners, Inc.*	28,200	1,965,822
Express Scripts Holding Co.*	110,226	9,634,855
HCA Holdings, Inc.*	50,300	3,401,789
Henry Schein, Inc.*	13,800	2,183,022
Humana, Inc.	24,200	4,319,942
Laboratory Corp. of America Holdings*	16,500	2,040,060
McKesson Corp.	38,007	7,496,120
Patterson Cos., Inc.(a)	14,800	669,108
Quest Diagnostics, Inc.(a)	23,600	1,678,904
Tenet Healthcare Corp.*	16,300	493,890
UnitedHealth Group, Inc.	155,400	18,281,256
Universal Health Services, Inc. (Class B Stock)	15,000	1,792,350

		80,462,731

Health Care Technology — 0.1%
Cerner Corp.*	50,200	3,020,534

Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	74,000	4,031,520
Chipotle Mexican Grill, Inc.*	5,170	2,480,825
Darden Restaurants, Inc.	19,150	1,218,706
Marriott International, Inc. (Class A Stock)(a)	31,503	2,111,961
McDonald’s Corp.	151,000	17,839,140
Royal Caribbean Cruises Ltd.	27,100	2,742,791
Starbucks Corp.	242,200	14,539,266
Starwood Hotels & Resorts Worldwide, Inc.	28,100	1,946,768
Wyndham Worldwide Corp.	19,763	1,435,782
Wynn Resorts Ltd.(a)	12,900	892,551
Yum! Brands, Inc.	70,100	5,120,805

		54,360,115

Household Durables — 0.4%
D.R. Horton, Inc.	52,900	1,694,387
Garmin Ltd.	19,300	717,381
Harman International Industries, Inc.	11,700	1,102,257
Leggett & Platt, Inc.(a)	22,600	949,652
Lennar Corp. (Class A Stock)(a)	28,800	1,408,608
Mohawk Industries, Inc.*	10,200	1,931,778
Newell Rubbermaid, Inc.(a)	44,049	1,941,680
PulteGroup, Inc.(a)	53,785	958,449

SEE NOTES TO FINANCIAL STATEMENTS.

A160

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables (continued)
Whirlpool Corp.	12,907	$1,895,651

		12,599,843

Household Products — 1.9%
Church & Dwight Co., Inc.	15,700	1,332,616
Clorox Co. (The)	21,000	2,663,430
Colgate-Palmolive Co.	144,500	9,626,590
Kimberly-Clark Corp.	59,688	7,598,282
Procter & Gamble Co. (The)	442,506	35,139,402

		56,360,320

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp.	115,400	1,104,378
NRG Energy, Inc.	57,400	675,598

		1,779,976

Industrial Conglomerates — 2.5%
3M Co.	101,100	15,229,704
Danaher Corp.	96,800	8,990,784
General Electric Co.	1,534,947	47,813,599
Roper Technologies, Inc.	16,500	3,131,535

		75,165,622

Insurance — 2.4%
ACE Ltd.	52,800	6,169,680
Aflac, Inc.	70,300	4,210,970
Allstate Corp. (The)	65,288	4,053,732
American International Group, Inc.	203,629	12,618,889
Aon PLC	44,725	4,124,092
Assurant, Inc.	10,900	877,886
Chubb Corp. (The)	37,100	4,920,944
Cincinnati Financial Corp.	24,328	1,439,488
Hartford Financial Services Group, Inc. (The)	67,700	2,942,242
Lincoln National Corp.	41,463	2,083,930
Loews Corp.	46,826	1,798,119
Marsh & McLennan Cos., Inc.	86,500	4,796,425
MetLife, Inc.	182,400	8,793,504
Principal Financial Group, Inc.	45,000	2,024,100
Progressive Corp. (The)	91,400	2,906,520
Torchmark Corp.	18,875	1,078,895
Travelers Cos., Inc. (The)	50,698	5,721,776
Unum Group	40,956	1,363,425
XL Group PLC (Ireland)	49,000	1,919,820

		73,844,437

Internet & Catalog Retail — 2.1%
Amazon.com, Inc.*	62,600	42,310,714
Expedia, Inc.	17,900	2,224,970
Netflix, Inc.*	69,590	7,959,704
Priceline Group, Inc. (The)*	8,300	10,582,085
TripAdvisor, Inc.*(a)	18,400	1,568,600

		64,646,073

Internet Software & Services — 4.1%
Akamai Technologies, Inc.*	29,300	1,542,059
Alphabet, Inc. (Class A Stock)*	47,415	36,889,344
Alphabet, Inc. (Class C Stock)*	48,440	36,760,147
eBay, Inc.*	181,200	4,979,376

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
Facebook, Inc. (Class A Stock)*	369,100	$38,630,006
VeriSign, Inc.*(a)	16,400	1,432,704
Yahoo!, Inc.*	141,300	4,699,638

		124,933,274

IT Services — 3.6%
Accenture PLC (Class A Stock)	101,900	10,648,550
Alliance Data Systems Corp.*	10,100	2,793,357
Automatic Data Processing, Inc.	76,100	6,447,192
Cognizant Technology Solutions Corp. (Class A Stock)*	100,100	6,008,002
CSRA, Inc.	22,600	678,000
Fidelity National Information Services, Inc.(a)	46,500	2,817,900
Fiserv, Inc.*	38,300	3,502,918
International Business Machines Corp.	146,125	20,109,722
MasterCard, Inc. (Class A Stock)	161,500	15,723,640
Paychex, Inc.	52,450	2,774,081
PayPal Holdings, Inc.*	179,700	6,505,140
Teradata Corp.*(a)	23,000	607,660
Total System Services, Inc.	28,293	1,408,991
Visa, Inc. (Class A Stock)(a)	316,800	24,567,840
Western Union Co. (The)(a)	84,704	1,517,049
Xerox Corp.	158,711	1,687,098

		107,797,140

Leisure Products — 0.1%
Hasbro, Inc.(a)	18,450	1,242,792
Mattel, Inc.(a)	55,481	1,507,419

		2,750,211

Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	54,682	2,286,254
Illumina, Inc.*	23,100	4,433,930
PerkinElmer, Inc.	18,600	996,402
Thermo Fisher Scientific, Inc.	65,300	9,262,805
Waters Corp.*	13,600	1,830,288

		18,809,679

Machinery — 1.1%
Caterpillar, Inc.(a)	95,200	6,469,792
Cummins, Inc.	27,500	2,420,275
Deere & Co.(a)	51,150	3,901,210
Dover Corp.	25,500	1,563,405
Flowserve Corp.	21,800	917,344
Illinois Tool Works, Inc.	53,575	4,965,331
Ingersoll-Rand PLC	43,400	2,399,586
PACCAR, Inc.	58,228	2,760,007
Parker-Hannifin Corp.	22,787	2,209,883
Pentair PLC (United Kingdom)(a)	29,507	1,461,482
Snap-on, Inc.(a)	9,600	1,645,728
Stanley Black & Decker, Inc.	25,235	2,693,332
Xylem, Inc.(a)	29,600	1,080,400

		34,487,775

SEE NOTES TO FINANCIAL STATEMENTS.

A161

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media — 2.9%
Cablevision Systems Corp. (Class A Stock)	36,200	$1,154,780
CBS Corp. (Class B Non-Voting Stock)	70,868	3,340,009
Comcast Corp. (Class A Stock)	400,246	22,585,882
Discovery Communications, Inc. (Class A Stock)*(a)	24,500	653,660
Discovery Communications, Inc. (Class C Stock)*(a)	42,700	1,076,894
Interpublic Group of Cos., Inc. (The)	67,762	1,577,499
News Corp. (Class A Stock)	67,125	896,790
News Corp. (Class B Stock)(a)	7,600	106,096
Omnicom Group, Inc.	40,100	3,033,966
Scripps Networks Interactive, Inc. (Class A Stock)(a)	15,400	850,234
TEGNA, Inc.	37,000	944,240
Time Warner Cable, Inc.	46,326	8,597,642
Time Warner, Inc.	130,615	8,446,872
Twenty-First Century Fox, Inc. (Class A Stock)	194,500	5,282,620
Twenty-First Century Fox, Inc. (Class B Stock)	65,200	1,775,396
Viacom, Inc. (Class B Stock)	57,543	2,368,470
Walt Disney Co. (The)	248,776	26,141,382

		88,832,432

Metals & Mining — 0.2%
Alcoa, Inc.	209,076	2,063,580
Freeport-McMoRan, Inc.	170,512	1,154,366
Newmont Mining Corp.	86,703	1,559,787
Nucor Corp.	52,300	2,107,690

		6,885,423

Multi-Utilities — 1.1%
Ameren Corp.	39,800	1,720,554
CenterPoint Energy, Inc.	70,510	1,294,564
CMS Energy Corp.	45,300	1,634,424
Consolidated Edison, Inc.	48,000	3,084,960
Dominion Resources, Inc.	96,484	6,526,178
DTE Energy Co.	29,400	2,357,586
NiSource, Inc.	52,900	1,032,079
PG&E Corp.	78,700	4,186,053
Public Service Enterprise Group, Inc.	82,900	3,207,401
SCANA Corp.(a)	23,500	1,421,515
Sempra Energy	38,154	3,586,857
TECO Energy, Inc.	38,600	1,028,690
WEC Energy Group, Inc.	51,676	2,651,496

		33,732,357

Multiline Retail — 0.6%
Dollar General Corp.(a)	48,700	3,500,069
Dollar Tree, Inc.*	36,547	2,822,159
Kohl’s Corp.	32,500	1,547,975
Macy’s, Inc.(a)	52,320	1,830,154
Nordstrom, Inc.(a)	23,200	1,155,592
Target Corp.	102,568	7,447,463

		18,303,412

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels — 5.3%
Anadarko Petroleum Corp.	83,326	$4,047,977
Apache Corp.	61,850	2,750,470
Cabot Oil & Gas Corp.(a)	67,800	1,199,382
Chesapeake Energy Corp.(a)	77,600	349,200
Chevron Corp.	306,342	27,558,526
Cimarex Energy Co.	15,400	1,376,452
Columbia Pipeline Group, Inc.	56,200	1,124,000
ConocoPhillips	201,129	9,390,713
CONSOL Energy, Inc.(a)	35,100	277,290
Devon Energy Corp.	63,400	2,028,800
EOG Resources, Inc.	90,000	6,371,100
EQT Corp.	25,000	1,303,250
Exxon Mobil Corp.	678,304	52,873,797
Hess Corp.	40,075	1,942,836
Kinder Morgan, Inc.	289,843	4,324,458
Marathon Oil Corp.	110,694	1,393,637
Marathon Petroleum Corp.	87,494	4,535,689
Murphy Oil Corp.(a)	28,800	646,560
Newfield Exploration Co.*	27,000	879,120
Noble Energy, Inc.	70,200	2,311,686
Occidental Petroleum Corp.	124,800	8,437,728
ONEOK, Inc.(a)	35,340	871,484
Phillips 66	78,164	6,393,815
Pioneer Natural Resources Co.	24,500	3,071,810
Range Resources Corp.(a)	27,300	671,853
Southwestern Energy Co.*(a)	63,200	449,352
Spectra Energy Corp.(a)	110,042	2,634,406
Tesoro Corp.	20,100	2,117,937
Valero Energy Corp.	80,700	5,706,297
Williams Cos., Inc. (The)	110,500	2,839,850

		159,879,475

Paper & Forest Products — 0.1%
International Paper Co.	68,167	2,569,896

Personal Products — 0.1%
Estee Lauder Cos., Inc. (The) (Class A Stock)(a)	36,600	3,222,996

Pharmaceuticals — 5.6%
Allergan PLC*	64,206	20,064,375
Bristol-Myers Squibb Co.	272,140	18,720,511
Eli Lilly & Co.	158,500	13,355,210
Endo International PLC*	33,300	2,038,626
Johnson & Johnson	450,596	46,285,221
Mallinckrodt PLC*	19,200	1,432,896
Merck & Co., Inc.	458,603	24,223,411
Mylan NV*(a)	67,500	3,649,725
Perrigo Co. PLC	24,000	3,472,800
Pfizer, Inc.	1,004,123	32,413,090
Zoetis, Inc.	75,900	3,637,128

		169,292,993

Professional Services — 0.3%
Dun & Bradstreet Corp. (The)	6,200	644,366
Equifax, Inc.	19,600	2,182,852
Nielsen Holdings PLC	59,900	2,791,340
Robert Half International, Inc.	22,000	1,037,080

SEE NOTES TO FINANCIAL STATEMENTS.

A162

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Professional Services (continued)
Verisk Analytics, Inc. (Class A Stock)*	23,100	$1,775,928

		8,431,566

Real Estate Investment Trusts (REITs) — 2.6%
American Tower Corp.	68,800	6,670,160
Apartment Investment & Management Co. (Class A Stock)	26,274	1,051,748
AvalonBay Communities, Inc.	21,718	3,998,935
Boston Properties, Inc.	25,200	3,214,008
Crown Castle International Corp.	54,500	4,711,525
Equinix, Inc.	9,655	2,919,672
Equity Residential	59,700	4,870,923
Essex Property Trust, Inc.	10,800	2,585,628
General Growth Properties, Inc.	95,400	2,595,834
HCP, Inc.	75,700	2,894,768
Host Hotels & Resorts, Inc.	124,226	1,905,627
Iron Mountain, Inc.(a)	30,730	830,017
Kimco Realty Corp.	67,700	1,791,342
Macerich Co. (The)	22,000	1,775,180
Plum Creek Timber Co., Inc.	28,800	1,374,336
Prologis, Inc.	85,928	3,688,030
Public Storage	23,800	5,895,260
Realty Income Corp.(a)	38,200	1,972,266
Simon Property Group, Inc.	50,601	9,838,858
SL Green Realty Corp.	16,400	1,852,872
Ventas, Inc.	54,304	3,064,375
Vornado Realty Trust	28,757	2,874,550
Welltower, Inc.	57,600	3,918,528
Weyerhaeuser Co.	84,910	2,545,602

		78,840,044

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	45,900	1,587,222

Road & Rail — 0.7%
CSX Corp.	160,072	4,153,868
J.B. Hunt Transport Services, Inc.	15,100	1,107,736
Kansas City Southern	18,200	1,358,994
Norfolk Southern Corp.	49,200	4,161,828
Ryder System, Inc.	8,800	500,104
Union Pacific Corp.	139,500	10,908,900

		22,191,430

Semiconductors & Semiconductor Equipment — 2.4%
Analog Devices, Inc.(a)	51,400	2,843,448
Applied Materials, Inc.(a)	191,200	3,569,704
Avago Technologies Ltd. (Singapore)(a)	42,600	6,183,390
Broadcom Corp. (Class A Stock)	89,150	5,154,653
First Solar, Inc.*	12,400	818,276
Intel Corp.	774,100	26,667,745
KLA-Tencor Corp.(a)	26,300	1,823,905
Lam Research Corp.(a)	25,950	2,060,949
Linear Technology Corp.(a)	39,300	1,669,071

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Microchip Technology, Inc.(a)	33,500	$1,559,090
Micron Technology, Inc.*(a)	176,600	2,500,656
NVIDIA Corp.(a)	83,850	2,763,696
Qorvo, Inc.*	23,286	1,185,257
Skyworks Solutions, Inc.(a)	31,400	2,412,462
Texas Instruments, Inc.	167,500	9,180,675
Xilinx, Inc.	42,400	1,991,528

		72,384,505

Software — 4.3%
Activision Blizzard, Inc.	77,900	3,015,509
Adobe Systems, Inc.*	79,575	7,475,276
Autodesk, Inc.*	37,400	2,278,782
CA, Inc.	51,973	1,484,349
Citrix Systems, Inc.*	26,300	1,989,595
Electronic Arts, Inc.*	51,000	3,504,720
Intuit, Inc.	44,500	4,294,250
Microsoft Corp.	1,302,400	72,257,152
Oracle Corp.	524,795	19,170,761
Red Hat, Inc.*	30,100	2,492,581
salesforce.com, inc.*	100,000	7,840,000
Symantec Corp.	111,611	2,343,831

		128,146,806

Specialty Retail — 2.6%
Advance Auto Parts, Inc.	12,000	1,806,120
AutoNation, Inc.*	12,989	774,924
AutoZone, Inc.*	5,050	3,746,645
Bed Bath & Beyond, Inc.*(a)	28,100	1,355,825
Best Buy Co., Inc.	48,025	1,462,361
CarMax, Inc.*(a)	34,300	1,851,171
GameStop Corp. (Class A Stock)(a)	17,300	485,092
Gap, Inc. (The)(a)	40,787	1,007,439
Home Depot, Inc. (The)	207,069	27,384,875
L. Brands, Inc.	40,196	3,851,581
Lowe’s Cos., Inc.	150,525	11,445,921
O’Reilly Automotive, Inc.*	16,300	4,130,746
Ross Stores, Inc.	67,900	3,653,699
Signet Jewelers Ltd.	13,200	1,632,708
Staples, Inc.	105,000	994,350
Tiffany & Co.	18,500	1,411,365
TJX Cos., Inc. (The)	109,600	7,771,736
Tractor Supply Co.(a)	22,400	1,915,200
Urban Outfitters, Inc.*	15,600	354,900

		77,036,658

Technology Hardware, Storage & Peripherals — 4.0%
Apple, Inc.	910,505	95,839,756
EMC Corp.	314,074	8,065,420
Hewlett Packard Enterprise Co.	296,066	4,500,203
HP, Inc.	296,066	3,505,422
NetApp, Inc.	49,000	1,299,970
SanDisk Corp.(a)	33,400	2,538,066
Seagate Technology PLC(a)	50,400	1,847,664
Western Digital Corp.(a)	35,600	2,137,780

		119,734,281

SEE NOTES TO FINANCIAL STATEMENTS.

A163

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods — 0.9%
Coach, Inc.	45,300	$1,482,669
Fossil Group, Inc.*(a)	7,400	270,544
Hanesbrands, Inc.	61,700	1,815,831
Michael Kors Holdings Ltd.*	32,600	1,305,956
NIKE, Inc. (Class B Stock)	221,800	13,862,500
PVH Corp.	13,600	1,001,640
Ralph Lauren Corp.	10,100	1,125,948
Under Armour, Inc. (Class A Stock)*(a)	27,600	2,224,836
VF Corp.	55,744	3,470,064

		26,559,988

Tobacco — 1.6%
Altria Group, Inc.	320,000	18,627,200
Philip Morris International, Inc.	251,700	22,126,947
Reynolds American, Inc.	135,184	6,238,742

		46,992,889

Trading Companies & Distributors — 0.2%
Fastenal Co.(a)	44,600	1,820,572
United Rentals, Inc.*	15,900	1,153,386
W.W. Grainger, Inc.(a)	9,800	1,985,382

		4,959,340

TOTAL LONG-TERM INVESTMENTS (cost $1,052,118,294)		2,920,523,014

SHORT-TERM INVESTMENTS — 8.0%
AFFILIATED MONEY MARKET MUTUAL FUND — 7.8%
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $233,510,990; includes $153,353,274 of cash collateral for securities on loan)(b)(c)(Note 4)	233,510,990	233,510,990

SHORT-TERM INVESTMENTS (continued)	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bills, 0.214%, 03/03/16 (cost $5,997,829)(d)(e)	6,000	$5,998,944

TOTAL SHORT-TERM INVESTMENTS (cost $239,508,819)		239,509,934

TOTAL INVESTMENTS — 105.0% (cost $1,291,627,113)		3,160,032,948
LIABILITIES IN EXCESS OF OTHER ASSETS(f) — (5.0)%		(149,953,957)

NET ASSETS — 100.0%		$3,010,078,991

See the Glossary for abbreviations used in the annual report.

#	Principal amount shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $148,462,297; cash collateral of $153,353,274 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(d)	Rate quoted represents yield-to-maturity as of purchase date.

(e)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(f)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2015	Unrealized Appreciation (Depreciation)(1)
Long Positions:
36	S&P 500 E-mini	Mar. 2016	$3,667,149	$3,663,720	$(3,429)
165	S&P 500 Index	Mar. 2016	83,560,408	83,960,250	399,842

					$396,413

(1)	A U.S. Treasury Obligation with a market value of $5,998,944 has been segregated with UBS AG to cover requirements for open contracts at December 31, 2015.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A164

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$79,761,046	$—	$—
Air Freight & Logistics	20,182,508	—	—
Airlines	19,013,426	—	—
Auto Components	11,278,785	—	—
Automobiles	18,224,929	—	—
Banks	176,844,277	—	—
Beverages	67,622,119	—	—
Biotechnology	108,741,919	—	—
Building Products	2,643,627	—	—
Capital Markets	61,919,240	—	—
Chemicals	61,443,863	—	—
Commercial Services & Supplies	12,262,444	—	—
Communications Equipment	41,127,508	—	—
Construction & Engineering	2,572,994	—	—
Construction Materials	3,463,462	—	—
Consumer Finance	24,427,305	—	—
Containers & Packaging	6,480,251	—	—
Distributors	2,149,397	—	—
Diversified Consumer Services	1,272,442	—	—
Diversified Financial Services	59,117,456	—	—
Diversified Telecommunication Services	70,870,856	—	—
Electric Utilities	50,351,637	—	—
Electrical Equipment	13,506,239	—	—
Electronic Equipment, Instruments & Components	11,015,247	—	—
Energy Equipment & Services	30,079,390	—	—
Food & Staples Retailing	69,222,211	—	—
Food Products	50,095,656	—	—
Gas Utilities	1,297,704	—	—
Health Care Equipment & Supplies	62,933,633	—	—
Health Care Providers & Services	80,462,731	—	—
Health Care Technology	3,020,534	—	—
Hotels, Restaurants & Leisure	54,360,115	—	—
Household Durables	12,599,843	—	—
Household Products	56,360,320	—	—
Independent Power & Renewable Electricity Producers	1,779,976	—	—
Industrial Conglomerates	75,165,622	—	—
Insurance	73,844,437	—	—
Internet & Catalog Retail	64,646,073	—	—
Internet Software & Services	124,933,274	—	—
IT Services	107,797,140	—	—
Leisure Products	2,750,211	—	—
Life Sciences Tools & Services	18,809,679	—	—
Machinery	34,487,775	—	—
Media	88,832,432	—	—
Metals & Mining	6,885,423	—	—
Multi-Utilities	33,732,357	—	—
Multiline Retail	18,303,412	—	—
Oil, Gas & Consumable Fuels	159,879,475	—	—
Paper & Forest Products	2,569,896	—	—
Personal Products	3,222,996	—	—
Pharmaceuticals	169,292,993	—	—
Professional Services	8,431,566	—	—
Real Estate Investment Trusts (REITs)	78,840,044	—	—
Real Estate Management & Development	1,587,222	—	—
Road & Rail	22,191,430	—	—
Semiconductors & Semiconductor Equipment	72,384,505	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A165

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Software	$128,146,806	$—	$—
Specialty Retail	77,036,658	—	—
Technology Hardware, Storage & Peripherals	119,734,281	—	—
Textiles, Apparel & Luxury Goods	26,559,988	—	—
Tobacco	46,992,889	—	—
Trading Companies & Distributors	4,959,340	—	—
Affiliated Money Market Mutual Fund	233,510,990	—	—
U.S. Treasury Obligation	—	5,998,944	—
Other Financial Instruments*
Futures Contracts	396,413	—	—

Total	$3,154,430,417	$5,998,944	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (including 5.1% of collateral for securities on loan)	7.8%
Banks	5.9
Pharmaceuticals	5.6
Oil, Gas & Consumable Fuels	5.3
Software	4.3
Internet Software & Services	4.1
Technology Hardware, Storage & Peripherals	4.0
Biotechnology	3.6
IT Services	3.6
Media	2.9
Health Care Providers & Services	2.7
Aerospace & Defense	2.6
Real Estate Investment Trusts (REITs)	2.6
Specialty Retail	2.6
Industrial Conglomerates	2.5
Insurance	2.4
Semiconductors & Semiconductor Equipment	2.4
Diversified Telecommunication Services	2.4
Food & Staples Retailing	2.3
Beverages	2.2
Internet & Catalog Retail	2.1
Health Care Equipment & Supplies	2.1
Capital Markets	2.1
Chemicals	2.0
Diversified Financial Services	2.0
Household Products	1.9
Hotels, Restaurants & Leisure	1.8
Electric Utilities	1.7
Food Products	1.7
Tobacco	1.6
Communications Equipment	1.4
Machinery	1.1
Multi-Utilities	1.1

Energy Equipment & Services	1.0%
Textiles, Apparel & Luxury Goods	0.9
Consumer Finance	0.8
Road & Rail	0.7
Air Freight & Logistics	0.7
Airlines	0.6
Life Sciences Tools & Services	0.6
Multiline Retail	0.6
Automobiles	0.6
Electrical Equipment	0.4
Household Durables	0.4
Commercial Services & Supplies	0.4
Auto Components	0.4
Electronic Equipment, Instruments & Components	0.4
Professional Services	0.3
Metals & Mining	0.2
Containers & Packaging	0.2
U.S. Treasury Obligation	0.2
Trading Companies & Distributors	0.2
Construction Materials	0.1
Personal Products	0.1
Health Care Technology	0.1
Leisure Products	0.1
Building Products	0.1
Construction & Engineering	0.1
Paper & Forest Products	0.1
Distributors	0.1
Independent Power & Renewable Electricity Producers	0.1
Real Estate Management & Development	0.1

105.0
Liabilities in excess of other assets	(5.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A166

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$399,842	*	Due from/to broker — variation margin futures	$3,429	*

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$4,604,428

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(3,621,443)

For the year ended December 31, 2015, the Fund’s average value at trade date for futures long positions was $99,932,704.

SEE NOTES TO FINANCIAL STATEMENTS.

A167

STOCK INDEX PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2015

ASSETS
Investments at value, including securities on loan of $148,462,297:
Unaffiliated investments (cost $1,058,116,123)	$2,926,521,958
Affiliated investments (cost $233,510,990)	233,510,990
Dividends and interest receivable	3,986,197
Receivable for investments sold	2,981,682
Receivable for Series shares sold	86,472
Tax reclaim receivable	2,342
Prepaid expenses	26,427

Total Assets	3,167,116,068

LIABILITIES
Payable to broker for collateral for securities on loan	153,353,274
Payable for investments purchased	1,354,396
Due to broker—variation margin futures	826,560
Management fee payable	771,646
Payable for Series shares repurchased	377,379
Accrued expenses and other liabilities	222,423
Payable to custodian	130,419
Affiliated transfer agent fee payable	980

Total Liabilities	157,037,077

NET ASSETS	$3,010,078,991

Net assets were comprised of:
Paid-in capital	$980,681,403
Retained earnings	2,029,397,588

Net assets, December 31, 2015	$3,010,078,991

Net asset value and redemption price per share $3,010,078,991 / 61,947,729 outstanding shares of beneficial interest	$48.59

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $5,014)	$67,552,875
Affiliated income from securities lending, net	295,839
Affiliated dividend income	177,128
Interest income	8,862

Total income	68,034,704

EXPENSES
Management fee	11,547,120
Custodian and accounting fees	357,000
Shareholders’ reports	88,000
Trustees’ fees	40,000
Insurance expenses	39,000
Audit fee	23,000
Commitment fee on syndicated credit agreement	18,000
Legal fees and expenses	17,000
Transfer agent’s fees and expenses (including affiliated expense of $5,800)	12,000
Loan interest expense	10,955
Miscellaneous	17,463

Total expenses	12,169,538
Less: Management fee waiver	(1,649,640)

Net expenses	10,519,898

NET INVESTMENT INCOME	57,514,806

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	148,279,831
Futures transactions	4,604,428

152,884,259

Net change in unrealized appreciation (depreciation) on:
Investments	(183,936,926)
Futures	(3,621,443)

(187,558,369)

NET LOSS ON INVESTMENT TRANSACTIONS	(34,674,110)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,840,696

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$57,514,806	$51,495,446
Net realized gain on investment transactions	152,884,259	41,942,935
Net change in unrealized appreciation (depreciation) on investments	(187,558,369)	295,725,505

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	22,840,696	389,163,886

DISTRIBUTIONS	(93,414,310)	(225,034,357)

SERIES SHARE TRANSACTIONS
Series shares sold [4,544,250 and 5,571,572 shares, respectively]	225,562,519	260,144,327
Series shares issued in reinvestment of distributions [1,896,737 and 4,895,244 shares, respectively]	93,414,310	225,034,357
Series shares repurchased [11,644,330 and 4,786,716 shares, respectively]	(550,998,022)	(227,184,200)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(232,021,193)	257,994,484

TOTAL INCREASE (DECREASE)	(302,594,807)	422,124,013
NET ASSETS:
Beginning of year	3,312,673,798	2,890,549,785

End of year	$3,010,078,991	$3,312,673,798

SEE NOTES TO FINANCIAL STATEMENTS.

A168

VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2015

LONG-TERM INVESTMENTS — 96.9%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 3.4%
Boeing Co. (The)	223,684	$32,342,470
United Technologies Corp.	148,789	14,294,159

		46,636,629

Auto Components — 1.6%
Lear Corp.	178,236	21,892,728

Banks — 14.2%
Bank of America Corp.	2,402,899	40,440,790
Citigroup, Inc.	709,419	36,712,433
JPMorgan Chase & Co.	711,859	47,004,050
PNC Financial Services Group, Inc. (The)	236,738	22,563,499
Wells Fargo & Co.	861,891	46,852,395

		193,573,167

Biotechnology — 1.0%
AbbVie, Inc.	226,568	13,421,888

Capital Markets — 3.7%
Goldman Sachs Group, Inc. (The)	185,453	33,424,194
Morgan Stanley	548,717	17,454,688

		50,878,882

Chemicals — 1.1%
FMC Corp.	382,660	14,973,486

Communications Equipment — 1.0%
Brocade Communications Systems, Inc.	1,445,138	13,266,367

Consumer Finance — 3.4%
Capital One Financial Corp.	297,721	21,489,502
SLM Corp.*	3,833,492	24,994,368

		46,483,870

Diversified Financial Services — 1.3%
Voya Financial, Inc.	502,949	18,563,848

Electric Utilities — 2.3%
FirstEnergy Corp.	983,979	31,221,654

Electrical Equipment — 1.3%
Eaton Corp. PLC	332,344	17,295,182

Electronic Equipment, Instruments & Components — 1.1%
Flextronics International Ltd.*	1,330,282	14,912,461

Energy Equipment & Services — 1.3%
Halliburton Co.	513,346	17,474,298

Food Products — 3.9%
ConAgra Foods, Inc.	514,757	21,702,155
Mondelez International, Inc. (Class A Stock)	694,238	31,129,632

		52,831,787

Health Care Equipment & Supplies — 1.4%
Zimmer Biomet Holdings, Inc.	194,623	19,966,374

Health Care Providers & Services — 3.5%
Cigna Corp.	110,154	16,118,835
Express Scripts Holding Co.*(a)	159,790	13,967,244
Laboratory Corp. of America Holdings*	139,933	17,301,316

		47,387,395

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure — 5.4%
Carnival Corp.	646,580	$35,225,678
Hyatt Hotels Corp. (Class A Stock)*(a)	357,843	16,825,778
McDonald’s Corp.	183,394	21,666,167

		73,717,623

Industrial Conglomerates — 1.6%
General Electric Co.	711,078	22,150,080

Insurance — 3.9%
ACE Ltd.	200,066	23,377,712
MetLife, Inc.	619,016	29,842,761

		53,220,473

Internet Software & Services — 2.4%
Alphabet, Inc. (Class A Stock)*	42,243	32,865,476

Media — 5.7%
Comcast Corp. (Class A Stock)(a)	499,574	28,190,961
Liberty Global PLC (United Kingdom) (Series C)*	563,947	22,992,119
Viacom, Inc. (Class B Stock)	233,951	9,629,423
Vivendi SA (France)	769,143	16,519,010

		77,331,513

Multiline Retail — 1.9%
Target Corp.	357,291	25,942,899

Multi-Utilities — 1.7%
PG&E Corp.	430,092	22,876,593

Oil, Gas & Consumable Fuels — 7.5%
Anadarko Petroleum Corp.	247,859	12,040,990
Chevron Corp.	229,679	20,661,923
Marathon Oil Corp.	798,167	10,048,922
Noble Energy, Inc.	515,332	16,969,883
Occidental Petroleum Corp.	322,941	21,834,041
Suncor Energy, Inc. (Canada)	826,805	21,331,569

		102,887,328

Pharmaceuticals — 9.7%
Allergan PLC*	93,052	29,078,750
Bayer AG (Germany), ADR	50,701	6,329,260
Merck & Co., Inc.	504,010	26,621,808
Pfizer, Inc.	1,002,693	32,366,930
Shire PLC (Ireland), ADR	53,086	10,882,630
Teva Pharmaceutical Industries Ltd. (Israel), ADR	406,602	26,689,355

		131,968,733

Road & Rail — 1.9%
Hertz Global Holdings, Inc.*	972,988	13,845,619
Union Pacific Corp.	165,834	12,968,219

		26,813,838

Semiconductors & Semiconductor Equipment — 1.5%
Texas Instruments, Inc.	367,412	20,137,852

Software — 4.1%
Microsoft Corp.	658,519	36,534,634
PTC, Inc.*	559,385	19,371,503

		55,906,137

SEE NOTES TO FINANCIAL STATEMENTS.

A169

VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals — 1.7%
Apple, Inc.	119,207	$12,547,729
HP, Inc.	884,710	10,474,966

		23,022,695

Textiles, Apparel & Luxury Goods — 0.9%
Coach, Inc.	383,486	12,551,497

Wireless Telecommunication Services — 1.5%
Vodafone Group PLC (United Kingdom), ADR	638,124	20,585,880

TOTAL LONG-TERM INVESTMENTS (cost $1,075,258,383)		1,322,758,633

SHORT-TERM INVESTMENT — 6.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $83,680,440; includes $39,204,784 of cash collateral for securities on loan)(b)(c) (Note 4)	83,680,440	83,680,440

TOTAL INVESTMENTS — 103.1% (cost $1,158,938,823)		1,406,439,073
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.1)%		(41,637,412)

NET ASSETS — 100.0%		$1,364,801,661

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $37,920,256; cash collateral of $39,204,784 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$46,636,629	$—	$—
Auto Components	21,892,728	—	—
Banks	193,573,167	—	—
Biotechnology	13,421,888	—	—
Capital Markets	50,878,882	—	—
Chemicals	14,973,486	—	—
Communications Equipment	13,266,367	—	—
Consumer Finance	46,483,870	—	—
Diversified Financial Services	18,563,848	—	—
Electric Utilities	31,221,654	—	—
Electrical Equipment	17,295,182	—	—
Electronic Equipment, Instruments & Components	14,912,461	—	—
Energy Equipment & Services	17,474,298	—	—
Food Products	52,831,787	—	—
Health Care Equipment & Supplies	19,966,374	—	—
Health Care Providers & Services	47,387,395	—	—
Hotels, Restaurants & Leisure	73,717,623	—	—
Industrial Conglomerates	22,150,080	—	—
Insurance	53,220,473	—	—
Internet Software & Services	32,865,476	—	—
Media	60,812,503	16,519,010	—
Multiline Retail	25,942,899	—	—
Multi-Utilities	22,876,593	—	—
Oil, Gas & Consumable Fuels	102,887,328	—	—
Pharmaceuticals	131,968,733	—	—
Road & Rail	26,813,838	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A170

VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Semiconductors & Semiconductor Equipment	$20,137,852	$—	$—
Software	55,906,137	—	—
Technology Hardware, Storage & Peripherals	23,022,695	—	—
Textiles, Apparel & Luxury Goods	12,551,497	—	—
Wireless Telecommunication Services	20,585,880	—	—
Affiliated Money Market Mutual Fund	83,680,440	—	—

Total	$1,389,920,063	$16,519,010	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Banks	14.2%
Pharmaceuticals	9.7
Oil, Gas & Consumable Fuels	7.5
Affiliated Money Market Mutual Fund (including 2.9% of collateral for securities on loan)	6.2
Media	5.7
Hotels, Restaurants & Leisure	5.4
Software	4.1
Insurance	3.9
Food Products	3.9
Capital Markets	3.7
Health Care Providers & Services	3.5
Aerospace & Defense	3.4
Consumer Finance	3.4
Internet Software & Services	2.4
Electric Utilities	2.3
Road & Rail	1.9
Multiline Retail	1.9
Technology Hardware, Storage & Peripherals	1.7

Multi-Utilities	1.7%
Industrial Conglomerates	1.6
Auto Components	1.6
Wireless Telecommunication Services	1.5
Semiconductors & Semiconductor Equipment	1.5
Health Care Equipment & Supplies	1.4
Diversified Financial Services	1.3
Energy Equipment & Services	1.3
Electrical Equipment	1.3
Chemicals	1.1
Electronic Equipment, Instruments & Components	1.1
Biotechnology	1.0
Communications Equipment	1.0
Textiles, Apparel & Luxury Goods	0.9

103.1
Liabilities in excess of other assets	(3.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

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VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2015

ASSETS
Investments at value, including securities on loan of $37,920,256:
Unaffiliated investments (cost $1,075,258,383)	$1,322,758,633
Affiliated investments (cost $83,680,440)	83,680,440
Cash	141
Receivable for investments sold	9,661,928
Dividends receivable	1,796,116
Tax reclaim receivable	1,096,479
Receivable for Series shares sold	35,162
Prepaid expenses	11,814

Total Assets	1,419,040,713

LIABILITIES
Payable to broker for collateral for securities on loan	39,204,784
Payable for investments purchased	14,254,531
Management fee payable	467,508
Accrued expenses	155,044
Payable for Series shares repurchased	152,381
Distribution fee payable	2,061
Administration fee payable	1,237
Affiliated transfer agent fee payable	980
Deferred trustees’ fees	526

Total Liabilities	54,239,052

NET ASSETS	$1,364,801,661

Net assets were comprised of:
Paid-in capital	$917,287,439
Retained earnings	447,514,222

Net assets, December 31, 2015	$1,364,801,661

Class I:
Net asset value and redemption price per share $1,355,104,488 / 55,744,540 outstanding shares of beneficial interest	$24.31

Class II:
Net asset value and redemption price per share $9,697,173 / 400,892 outstanding shares of beneficial interest	$24.19

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $450,730)	$29,095,717
Affiliated dividend income	67,269
Affiliated income from securities lending, net	35,468

Total income	29,198,454

EXPENSES
Management fee	6,012,045
Distribution fee—Class II	25,503
Administration fee—Class II	15,302
Custodian and accounting fees	153,000
Shareholders’ reports	122,000
Trustees’ fees	24,000
Audit fee	23,000
Insurance expenses	19,000
Legal fees and expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $5,800)	12,000
Miscellaneous	22,780

Total expenses	6,441,630

NET INVESTMENT INCOME	22,756,824

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	68,508,798
Foreign currency transactions	(1,459)

68,507,339

Net change in unrealized appreciation (depreciation) on:
Investments	(215,728,469)
Foreign currencies	(35,759)

(215,764,228)

NET LOSS ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(147,256,889)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(124,500,065)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$22,756,824	$17,952,928
Net realized gain on investment and foreign currency transactions	68,507,339	109,078,499
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(215,764,228)	26,171,535

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(124,500,065)	153,202,962

SERIES SHARE TRANSACTIONS (NOTE 7)
Series shares sold	6,503,823	11,406,469
Series shares repurchased	(120,385,548)	(137,573,230)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(113,881,725)	(126,166,761)

TOTAL INCREASE (DECREASE)	(238,381,790)	27,036,201
NET ASSETS:
Beginning of year	1,603,183,451	1,576,147,250

End of year	$1,364,801,661	$1,603,183,451

SEE NOTES TO FINANCIAL STATEMENTS.

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GLOSSARY

SCHEDULE OF INVESTMENTS	as of December 31, 2015

The following abbreviations are used in the preceding Portfolios’ descriptions:

Currency

AUD	Australian Dollar
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty
SEK	Swedish Krona
ZAR	South African Rand

Exchange

ASX	Australian Securities Exchange
SPI	Swiss Performance Exchange
SWX	Swiss Exchange

Index

CDX	Credit Derivative Index

Other

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
Reg D	Security was purchased pursuant to Regulation D under the Securities Act of 1933, providing exemption from the registration requirements. Unless otherwise noted, Regulation D securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
ACES	Alternative Credit Enhancements Securities
ADR	American Depositary Receipt
ADS	American Depositary Share
AID	Agency for International Development
BABs	Build America Bonds
BBSW	Australian Bank Bill Swap Reference Rate
bps	Basis Points
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMBS	Collateralized Mortgage-Backed Security
COLIBOR	Columbia Interbank Offered Rate
CVA	Certificate Van Aandelen (Bearer)
EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
EMTN	Euro Medium Term Note
EURIBOR	Euro Interbank Offered Rate
EUROIS	Euro Overnight Index Swap
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
GO	General Obligation
IO	Interest Only
JIBAR	Johannesburg Interbank Agreed Rate
L2	Level 2
L3	Level 3
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note

SEE NOTES TO FINANCIAL STATEMENTS.

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GLOSSARY (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

OIS	Overnight Index Swap
OTC	Over-the-counter
PIK	Payment-in-Kind
PO	Principle Only
PRFC	Preference Shares
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
STIBOR	Stockholm Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principle of Securities
TBA	To Be Announced
TIPS	Treasury Inflation-Protected Securities
USAID	United States Agency for International Development

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1.	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is composed of seventeen Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to the thirteen Portfolios which are listed below along with each Portfolio’s investment objective.

Conservative Balanced Portfolio:    Total investment return consistent with a conservatively managed diversified portfolio.

Diversified Bond Portfolio:    High level of income over a longer term while providing reasonable safety of capital.

Equity Portfolio:    Long-term growth of capital.

Flexible Managed Portfolio:    Total return consistent with an aggressively managed diversified portfolio.

Global Portfolio:    Long-term growth of capital.

Government Income Portfolio:    High level of income over the long-term consistent with the preservation of capital.

High Yield Bond Portfolio:    High total return.

Jennison Portfolio:    Long-term growth of capital.

Money Market Portfolio:    Maximum current income consistent with the stability of capital and maintenance of liquidity.

Natural Resources Portfolio:    Long-term growth of capital.

Small Capitalization Stock Portfolio:    Long-term growth of capital.

Stock Index Portfolio:    Achieve investment results that generally correspond to the performance of publicly traded common stocks.

Value Portfolio:    Capital appreciation.

Note 2.	Accounting Policies

The Series Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following each Portfolio’s Schedule of Investments.

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Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

The Money Market Portfolio values all of its securities of sufficient credit quality, at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of their net assets (the Money Market Portfolio may invest up to 5% of its net assets) in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those

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that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s subadviser under the guidelines adopted by the Board of the Portfolio. However, the liquidity of the Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

The Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the funds. These are insurance-like products that are called Connecticut Avenue Securities by Fannie Mae and Structured Agency Credit Risk by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains or losses on foreign currency transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

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Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts:    A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, the value of equities or foreign currency exchange rates. The Portfolio may also use futures to gain additional market exposure. The Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Options:    Certain Portfolios purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates and foreign currency exchange rates, with respect to securities which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that

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premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio, as a purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options, and guarantees the options contracts against default.

Swap Agreements:    Certain Portfolios entered into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios used interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps:    Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives.

Certain Portfolios may enter into credit default swaps to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolios’ maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or

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index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Portfolio is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. Certain Portfolios entered into total return swaps to manage its exposure to a security or an index. The Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are arrangements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under the FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Certain Portfolios are parties to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian, and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence,

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the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2015, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending:    Each Portfolio may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The borrower receives all interest and dividends and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    Certain Portfolios enter into mortgage dollar rolls in which the Portfolio sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as a realized gain (loss) on investment transactions. The Portfolio maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and

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accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

For Portfolios with multiple classes of shares, net investment income or loss (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts at the time the related income/gain is recorded.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio declares and reinvests distributions, if any, daily. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3.	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with PGIM, Inc. (“PGIM”), formerly, Prudential Investment Management, Inc. (“PIM”), Jennison Associates LLC (“Jennison”), Brown Advisory, LLC (“Brown”), LSV Asset Management (“LSV”), Quantitative Management Associates LLC (“QMA”), T. Rowe Price Associates, Inc. (“T. Rowe”) and William Blair & Co. LLC (“William Blair”) (collectively, the “Subadvisers”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, cost of compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Portfolios bear all other costs and expenses. On January 4, 2016, PIM was renamed PGIM, Inc.

The management fee paid to PI is accrued daily and payable monthly, using the value of each of the Portfolio’s average daily net assets, at the respective annual rates specified below.

Portfolio	Management Fee	Effective Management Fee
Conservative Balanced Portfolio	0.55%	0.55%
Diversified Bond Portfolio	0.40	0.40
Equity Portfolio	0.45	0.45
Flexible Managed Portfolio	0.60	0.60
Global Portfolio	0.75	0.74	***
Government Income Portfolio	0.40	0.40
High Yield Bond Portfolio	0.55	0.55
Jennison Portfolio	0.60	0.60
Money Market Portfolio	0.40	0.15	*
Natural Resources Portfolio	0.45	0.42	****
Small Capitalization Stock Portfolio	0.40	0.35	**
Stock Index Portfolio	0.35% up to $4 billion 0.30% over $4 billion	0.30	**
Value Portfolio	0.40	0.40

*	In order to support the income yield, PI has voluntarily agreed to limit the management fees of the Money Market Portfolio such that the 1-day annualized yield of the Portfolio (excluding capital gain

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or loss) does not fall below 0.00%. Prior to July 1, 2012, PI had voluntarily agreed to limit the management fees of the Money Market Portfolio such that the 1-day annualized yield of the Portfolio (excluding capital gain or loss) did not fall below 0.02%. The waiver is voluntary and may be modified or terminated by PI at any time without notice. During the year ended December 31, 2015, the total waiver as a result of this voluntary agreement was $1,780,047 or an annualized 0.25% of the Money Market Portfolio’s average daily net assets.
**	PI has contractually agreed, through June 30, 2016, to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Portfolio.
***	PI had contractually agreed, through March 31, 2015, to waive a portion of its management fee equal to an annual rate of 0.01% of the average daily net assets of the Portfolio. Effective April 1, 2015, PI has contractually agreed, through June 30, 2016, to waive a portion of its management fee equal to an annual rate of 0.011% of the average daily net assets of the Portfolio.
****	PI had contractually agreed, through June 30, 2015, to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Portfolio.

At December 31, 2015, the Subadvisers that provide investment advisory services to the Portfolios are listed directly below. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

Portfolio	Subadviser(s)
Conservative Balanced Portfolio	PGIM, QMA
Diversified Bond Portfolio	PGIM
Equity Portfolio	Jennison
Flexible Managed Portfolio	PGIM, QMA
Global Portfolio	Brown, LSV, QMA, T. Rowe & William Blair
Government Income Portfolio	PGIM
High Yield Bond Portfolio	PGIM
Jennison Portfolio	Jennison
Money Market Portfolio	PGIM
Natural Resources Portfolio	Jennison
Small Capitalization Stock Portfolio	QMA
Stock Index Portfolio	QMA
Value Portfolio	Jennison

The Series Fund has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI, which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PIMS, PI, PGIM, QMA and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Certain Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included with realized gain or loss on

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investment transactions presented in the Statement of Operations. For the year ended December 31, 2015, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount
Conservative Balanced Portfolio	$5
Equity Portfolio	316,784
Flexible Managed Portfolio	18
Global Portfolio	27,948
Jennison Portfolio	87,060
Natural Resources Portfolio	53,110
Value Portfolio	91,163

Note 4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PGIM also serves as the Series Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended December 31, 2015, PGIM was compensated for the securities lending as follows:

Portfolio	Amount
Conservative Balanced Portfolio	$62,177
Diversified Bond Portfolio	23,922
Equity Portfolio	379,778
Flexible Managed Portfolio	62,929
Global Portfolio	17,777
Government Income Portfolio	5,495
High Yield Bond Portfolio	421,664
Jennison Portfolio	76,392
Natural Resources Portfolio	65,428
Small Capitalization Stock Portfolio	184,810
Stock Index Portfolio	82,134
Value Portfolio	10,594

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

Certain Portfolios invest in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission, and in the Prudential Core Taxable Money Market Fund (the “Core Funds”), each a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Funds are disclosed on the Statement of Operations as “Affiliated dividend income”.

The following Portfolios are due reimbursements by Prudential of foreign withholding taxes for certain countries due to the Portfolios status as partnerships for tax purposes.

Portfolio	2014 Withholding Tax	2015 Withholding Tax	Total
Conservative Balanced Portfolio	$36,844	$30,380	$67,224
Flexible Managed Portfolio	34,829	38,974	73,803
Global Portfolio	33,791	80,187	113,978
Jennison Portfolio	—	44,830	44,830

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Note 5.	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2015 were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Conservative Balanced Portfolio	$3,671,005,242	$3,733,135,785
Diversified Bond Portfolio	532,416,303	460,351,450
Equity Portfolio	1,429,452,663	1,675,578,930
Flexible Managed Portfolio	6,711,231,184	6,920,611,050
Global Portfolio	482,924,263	262,505,704
Government Income Portfolio	2,190,042,912	2,270,653,970
High Yield Bond Portfolio	1,676,399,008	1,430,673,207
Jennison Portfolio	519,706,710	612,232,030
Natural Resources Portfolio	155,912,488	186,840,126
Small Capitalization Stock Portfolio	112,662,193	155,588,862
Stock Index Portfolio	270,274,913	515,727,960
Value Portfolio	461,749,989	532,847,825

Options written transactions, during the year ended December 31, 2015, were as follows:

Conservative Balanced Portfolio	Notional Amount (000)	Premiums
Balance at beginning of year	84,000	$38,632
Options written	2,388,100	1,932,478
Options closed	(611,300)	(1,157,950)
Options expired	(1,124,500)	(635,082)

Balance at end of year	736,300	$178,078

Diversified Bond Portfolio	Notional Amount (000)	Premiums
Balance at beginning of year	649,000	$455,618
Options written	2,599,860	3,156,660
Options closed	(1,421,790)	(1,511,752)
Options expired	(1,464,950)	(1,281,798)

Balance at end of year	362,120	$818,728

Flexible Managed Portfolio	Notional Amount (000)	Premiums
Balance at beginning of year	108,800	$50,037
Options written	3,195,600	2,560,107
Options closed	(795,900)	(1,519,065)
Options expired	(1,513,600)	(848,656)

Balance at end of year	994,900	$242,423

Government Income Portfolio	Notional Amount (000)	Premiums
Balance at beginning of year	76,400	$35,136
Options written	1,717,560	1,389,621
Options closed	(434,400)	(838,213)
Options expired	(851,900)	(459,204)

Balance at end of year	507,660	$127,340

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Note 6.	Tax Information

All Portfolios are treated as a partnership for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax would be required in the Portfolio’s financial statements for the current period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7.	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2015, the Equity, Jennison, Natural Resources and Value Portfolios have Class II shares outstanding.

Transactions in shares of beneficial interest of the Equity, Jennison, Natural Resources and Value Portfolios were as follows:

Equity Portfolio:

Class I	Shares	Amount
Year ended December 31, 2015:
Series shares sold	293,271	$11,456,660
Series shares repurchased	(7,053,688)	(276,805,403)

Net increase (decrease) in shares outstanding	(6,760,417)	$(265,348,743)

Year ended December 31, 2014:
Series shares sold	334,797	$12,282,548
Series shares repurchased	(7,032,156)	(259,927,615)

Net increase (decrease) in shares outstanding	(6,697,359)	$(247,645,067)

Class II
Year ended December 31, 2015:
Series shares sold	3,613	$143,295
Series shares repurchased	(11,130)	(429,755)

Net increase (decrease) in shares outstanding	(7,517)	$(286,460)

Year ended December 31, 2014:
Series shares sold	14,613	$533,921
Series shares repurchased	(21,926)	(816,476)

Net increase (decrease) in shares outstanding	(7,313)	$(282,555)

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Jennison Portfolio:

Class I:	Shares	Amount
Year ended December 31, 2015:
Series shares sold	431,171	$19,031,217
Series shares repurchased	(2,772,574)	(121,821,605)

Net increase (decrease) in shares outstanding	(2,341,403)	$(102,790,388)

Year ended December 31, 2014:
Series shares sold	437,648	$16,981,425
Series shares repurchased	(3,542,532)	(136,572,954)

Net increase (decrease) in shares outstanding	(3,104,884)	$(119,591,529)

Class II:	Shares	Amount
Year ended December 31, 2015:
Series shares sold	610,426	$26,548,772
Series shares repurchased	(342,018)	(14,541,755)

Net increase (decrease) in shares outstanding	268,408	$12,007,017

Year ended December 31, 2014:
Series shares sold	251,796	$9,480,751
Series shares repurchased	(262,299)	(9,828,686)

Net increase (decrease) in shares outstanding	(10,503)	$(347,935)

Natural Resources Portfolio:

Class I:	Shares	Amount
Year ended December 31, 2015:
Series shares sold	505,497	$13,787,714
Series shares repurchased	(2,209,981)	(60,093,196)

Net increase (decrease) in shares outstanding	(1,704,484)	$(46,305,482)

Year ended December 31, 2014:
Series shares sold	439,890	$17,269,602
Series shares repurchased	(1,968,633)	(74,412,547)

Net increase (decrease) in shares outstanding	(1,528,743)	$(57,142,945)

Class II:
Year ended December 31, 2015:
Series shares sold	1,095,547	$28,361,875
Shares repurchased	(1,143,281)	(30,022,697)

Net increase (decrease) in shares outstanding	(47,734)	$(1,660,822)

Year ended December 31, 2014:
Series shares sold	534,762	$19,096,047
Series shares repurchased	(522,704)	(19,771,982)

Net increase (decrease) in shares outstanding	12,058	$(675,935)

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Value Portfolio:

Class I:	Shares	Amount
Year ended December 31, 2015:
Series shares sold	240,189	$6,087,501
Series shares repurchased	(4,643,993)	(119,918,144)

Net increase (decrease) in shares outstanding	(4,403,804)	$(113,830,643)

Year ended December 31, 2014:
Series shares sold	321,290	$8,064,035
Series shares repurchased	(5,408,640)	(136,662,414)

Net increase (decrease) in shares outstanding	(5,087,350)	$(128,598,379)

Class II:
Year ended December 31, 2015:
Series shares sold	16,808	$416,322
Series shares repurchased	(17,809)	(467,404)

Net increase (decrease) in shares outstanding	(1,001)	$(51,082)

Year ended December 31, 2014:
Series shares sold	129,503	$3,342,434
Series shares repurchased	(35,694)	(910,816)

Net increase (decrease) in shares outstanding	93,809	$2,431,618

Note 8.	Borrowings

The Portfolios (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of 0.11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The Portfolio’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The following Portfolios utilized the SCA during the year ended December 31, 2015. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rates	Maximum Balance Outstanding	Balance Outstanding at December 31, 2015
Diversified Bond Portfolio	$223,600	5	1.43%	$391,000	—
Global Portfolio	351,800	5	1.43%	517,000	—
Government Income Portfolio	19,252,500	4	1.49%	60,957,000	—
Jennison Portfolio	1,197,200	20	1.43%	3,775,000	—
Stock Index Portfolio	54,451,600	5	1.45%	55,829,000	—

Note 9.	Ownership and Affiliates

As of December 31, 2015, all of Class I shares of record of each Portfolio were owned by the Prudential Insurance Company of America (“PICA”), or subsidiaries thereof, on behalf of the owners of the variable insurance products issued by PICA. PICA is an indirect, wholly-owned subsidiary of Prudential.

Note 10.	New Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update

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are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

Note 11.	Other

Pursuant to the investment policy changes approved by the Board at its meeting on November 17, 2015 to become effective in or around October 2016, the Money Market Portfolio will change its name to Government Money Market Portfolio and will be managed as a government money market fund. Accordingly, it will invest at least 99.5% or more of its assets in cash, government securities, and/or repurchase agreements that are fully collateralized with government securities. As a government money market fund, the Money Market Portfolio will continue to seek to maintain a stable $10.00 NAV and will not implement redemption gates and liquidity fees.

Note 12.	Subsequent Event

Subsequent to year-end, Prudential (the “Company”), the parent company of the Manager (PI), self reported to the Securities and Exchange Commission and notified other regulators that in some cases the Company failed to maximize securities lending income for certain Portfolios of the Prudential Series Fund due to a long-standing restriction benefitting the Company. The restriction has been removed and the Company is in the process of implementing a remediation plan for the benefit of such Portfolios, which will include reimbursement to the Portfolios of opportunity loss. The Board was recently informed of the restriction. The remediation plan and all aspects related to it will be under ongoing evaluation by the Board and will be subject to its approval.

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Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2015(a)	2014(a)	2013(a)	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.45	$20.63	$17.77	$16.32	$15.96

Income (Loss) From Investment Operations:
Net investment income	.39	.36	.35	.38	.36
Net realized and unrealized gain (loss) on investments	(.30)	1.46	2.51	1.43	.37

Total from investment operations	.09	1.82	2.86	1.81	.73

Less Distributions	—	—	—	(.36)	(.37)

Net Asset Value, end of year	$22.54	$22.45	$20.63	$17.77	$16.32

Total Return(b)	.40%	8.82%	16.09%	11.23%	4.60%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,554.3	$2,574.4	$2,504.4	$2,287.0	$2,191.6
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.58%	.58%	.58%	.58%	.59%
Expenses before waivers and/or expense reimbursement	.58%	.58%	.58%	.58%	.59%
Net investment income	1.70%	1.66%	1.84%	2.11%	2.12%
Portfolio turnover rate(d)	208%	134%	196%	188%	215%

	Diversified Bond Portfolio
	Year Ended December 31,
	2015(a)	2014(a)	2013	2012(a)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.66	$11.01	$11.88	$11.74	$11.67

Income (Loss) From Investment Operations:
Net investment income	.41	.43	.48	.54	.56
Net realized and unrealized gain (loss) on investments	(.43)	.34	(.56)	.66	.30

Total from investment operations	(.02)	.77	(.08)	1.20	.86

Less Distributions	—	(.12)	(.79)	(1.06)	(.79)

Net Asset Value, end of year	$11.64	$11.66	$11.01	$11.88	$11.74

Total Return(b)	(.17)%	7.09%	(.71)%	10.68%	7.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,084.9	$1,067.9	$1,197.5	$1,305.9	$1,556.9
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.46%	.44%	.44%	.44%	.42%
Expenses before waivers and/or expense reimbursement	.46%	.44%	.44%	.44%	.42%
Net investment income	3.48%	3.73%	4.10%	4.57%	4.76%
Portfolio turnover rate	81%	50%	111%	144%	167%

(a)	Calculated based on average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(d)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2015(c)	2014(c)	2013	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$38.56	$35.81	$26.81	$23.73	$24.75

Income (Loss) From Investment Operations:
Net investment income	.34	.19	.27	.27	.13
Net realized and unrealized gain (loss) on investments	.57	2.56	8.73	2.96	(.98)

Total from investment operations	.91	2.75	9.00	3.23	(.85)

Less Distributions:	—	—	—	(.15)	(.17)

Net Asset Value, end of year	$39.47	$38.56	$35.81	$26.81	$23.73

Total Return(a)	2.36%	7.68%	33.57%	13.69%	(3.47)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,846.2	$4,017.6	$3,970.9	$3,167.0	$2,997.5
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.47%	.47%	.47%	.47%	.48%
Expenses before waivers and/or expense reimbursement	.47%	.47%	.47%	.47%	.48%
Net investment income	.86%	.52%	.86%	1.04%	.58%
Portfolio turnover rate	37%	51%	45%	48%	49%

	Equity Portfolio
	Class II
	Year Ended December 31,
	2015(c)	2014(c)	2013	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$38.66	$36.05	$27.10	$23.99	$25.00

Income (Loss) From Investment Operations:
Net investment income	.18	.04	.13	.17	.06
Net realized and unrealized gain (loss) on investments	.58	2.57	8.82	3.00	(1.03)

Total from investment operations	.76	2.61	8.95	3.17	(.97)

Less Distributions:	—	—	—	(.06)	(.04)

Net Asset Value, end of year	$39.42	$38.66	$36.05	$27.10	$23.99

Total Return(a)	1.97%	7.24%	33.03%	13.23%	(3.87)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.0	$2.2	$2.3	$1.8	$2.0
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.87%	.87%	.87%	.87%	.88%
Expenses before waivers and/or expense reimbursement	.87%	.87%	.87%	.87%	.88%
Net investment income	.46%	.11%	.47%	.63%	.19%
Portfolio turnover rate	37%	51%	45%	48%	49%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the period.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2015(a)	2014(a)	2013(a)	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.71	$21.35	$17.77	$15.99	$15.63

Income (Loss) From Investment Operations:
Net investment income	.42	.37	.36	.37	.33
Net realized and unrealized gain (loss) on investments	(.18)	1.99	3.22	1.74	.34

Total from investment operations	.24	2.36	3.58	2.11	.67

Less Distributions	—	—	—	(.33)	(.31)

Net Asset Value, end of year	$23.95	$23.71	$21.35	$17.77	$15.99

Total Return(b)	1.01%	11.05%	20.15%	13.37%	4.34%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,768.8	$3,943.8	$3,730.6	$3,265.8	$3,036.8
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.63%	.63%	.63%	.63%	.63%
Expenses before waivers and/or expense reimbursement	.63%	.63%	.63%	.63%	.63%
Net investment income	1.74%	1.66%	1.86%	2.05%	2.01%
Portfolio turnover rate(d)	213%	161%	210%	214%	246%

	Global Portfolio
	Year Ended December 31,
	2015(a)	2014(a)	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$25.72	$24.91	$19.57	$16.94	$18.49

Income (Loss) From Investment Operations:
Net investment income	.34	.37	.31	.36	.29
Net realized and unrealized gain (loss) on investments	.27	.44	5.03	2.57	(1.56)

Total from investment operations	.61	.81	5.34	2.93	(1.27)

Less Distributions	—	—	—	(.30)	(.28)

Net Asset Value, end of year	$26.33	$25.72	$24.91	$19.57	$16.94

Total Return(b)	2.37%	3.25%	27.29%	17.52%	(6.97)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$965.3	$719.2	$744.5	$611.2	$564.2
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursements	.81%	.81%	.84%	.84%	.84%
Expenses before waivers and/or expense reimbursements	.82%	.82%	.84%	.84%	.84%
Net investment income	1.28%	1.45%	1.29%	1.82%	1.54%
Portfolio turnover rate	33%	37%	70%	57%	69%

(a)	Calculated based on average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(d)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2015(d)	2014	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.92	$11.30	$12.15	$12.37	$12.03

Income (Loss) From Investment Operations:
Net investment income	.18	.21	.21	.25	.30
Net realized and unrealized gain (loss) on investments	(.10)	.45	(.49)	.19	.60

Total from investment operations	.08	.66	(.28)	.44	.90

Less Distributions	—	(.04)	(.57)	(.66)	(.56)

Net Asset Value, end of year	$12.00	$11.92	$11.30	$12.15	$12.37

Total Return(a)	.67%	5.86%	(2.34)%	3.63%	7.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$231.8	$339.2	$341.1	$382.9	$416.7
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	.48%	.47%	.49%	.48%	.46%
Expenses before waivers and/or expense reimbursement	.48%	.47%	.49%	.48%	.46%
Net investment income	1.48%	1.73%	1.78%	1.96%	2.48%
Portfolio turnover rate(c)	746%	830%	1135%	1154%	1554%

	High Yield Bond Portfolio
	Year Ended December 31,
	2015(d)	2014	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.11	$5.29	$5.26	$4.93	$5.06

Income (Loss) From Investment Operations:
Net investment income	.31	.32	.34	.35	.38
Net realized and unrealized gain (loss) on investments	(.42)	(.18)	.03	.34	(.13)

Total from investment operations	(.11)	.14	.37	.69	.25

Less Distributions	(.32)	(.32)	(.34)	(.36)	(.38)

Net Asset Value, end of year	$4.68	$5.11	$5.29	$5.26	$4.93

Total Return(a)	(2.45)%	2.71%	7.26%	14.43%	5.10%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,159.5	$3,245.9	$3,020.5	$2,841.8	$2,158.4
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.57%	.57%	.57%	.57%	.58%
Expenses before waivers and/or expense reimbursement	.57%	.57%	.57%	.57%	.58%
Net investment income	6.21%	5.95%	6.34%	6.95%	7.53%
Portfolio turnover rate	46%	48%	54%	53%	68%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(d)	Calculated based upon average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2015(a)	2014	2013(a)	2012(a)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$40.85	$37.15	$26.98	$23.26	$23.26

Income (Loss) From Investment Operations:
Net investment income	.06	.06	.06	.11	.03
Net realized and unrealized gain on investments	4.63	3.64	10.11	3.65	.04

Total from investment operations	4.69	3.70	10.17	3.76	.07

Less Distributions	—	—	—	(.04)	(.07)

Net Asset Value, end of year	$45.54	$40.85	$37.15	$26.98	$23.26

Total Return(b)	11.48%	9.96%	37.69%	16.18%	.30%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,654.7	$1,580.0	$1,551.9	$1,213.3	$1,126.3
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.63%	.63%	.63%	.63%	.64%
Expenses before waivers and/or expense reimbursement	.63%	.63%	.63%	.63%	.64%
Net investment income	.14%	.15%	.18%	.42%	.16%
Portfolio turnover rate	31%	34%	40%	45%	51%

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2015(a)	2014	2013(a)	2012(a)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$39.80	$36.33	$26.49	$22.89	$22.91

Income (Loss) From Investment Operations:
Net investment income (loss)	(.11)	(.10)	(.07)	— (d)	(.07)
Net realized and unrealized gain on investments	4.50	3.57	9.91	3.60	.05

Total from investment operations	4.39	3.47	9.84	3.60	(.02)

Net Asset Value, end of year	$44.19	$39.80	$36.33	$26.49	$22.89

Total Return(b)	11.03%	9.55%	37.15%	15.73%	(.09)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$60.4	$43.7	$40.3	$33.6	$31.9
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.03%	1.03%	1.03%	1.03%	1.04%
Expenses before waivers and/or expense reimbursement	1.03%	1.03%	1.03%	1.03%	1.04%
Net investment income (loss)	(.26)%	(.25)%	(.22)%	.02%	(.24)%
Portfolio turnover rate	31%	34%	40%	45%	51%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2015(d)		2014		2013		2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00		$10.00		$10.00		$10.00	$10.00

Income From Investment Operations:
Net investment income and realized gains	—	(a)	—	(a)	—	(a)	— (a)	— (a)
Distributions	—	(a)	—	(a)	—	(a)	— (a)	— (a)

Net Asset Value, end of year	$10.00		$10.00		$10.00		$10.00	$10.00

Total Return(b)	—	%(c)	—	%(c)	—	%(c)	.01%	.02%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$650.8		$823.6		$866.0		$903.5	$1,016.0
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	.19%		.16%		.17%		.21%	.18%
Expenses before waivers and/or expense reimbursement	.44%		.44%		.44%		.44%	.42%
Net investment income	.00%		.00	%(c)	.00	%(c)	.01%	.02%

(a)	Less than $.005 per share.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Less than .005%.

(d)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	Natural Resources Portfolio
	Class I
	Year Ended December 31,
	2015(a)	2014(a)	2013(a)	2012	2011(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$29.87	$37.29	$33.83	$38.25	$47.33

Income (Loss) From Investment Operations:
Net investment income	.29	.23	.20	.25	.16
Net realized and unrealized gain (loss) on investments	(8.71)	(7.65)	3.26	(1.49)	(9.16)

Total from investment operations	(8.42)	(7.42)	3.46	(1.24)	(9.00)

Less Distributions	—	—	—	(3.18)	(.08)

Net Asset Value, end of year	$21.45	$29.87	$37.29	$33.83	$38.25

Total Return(b)	(28.19)%	(19.90)%	10.23%	(2.47)%	(19.03)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$386.3	$589.0	$792.1	$802.2	$926.6
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.48%	.45%	.48%	.50%	.50%
Expenses before waivers and/or expense reimbursement	.51%	.50%	.51%	.50%	.50%
Net investment income	1.06%	.59%	.55%	.71%	.36%
Portfolio turnover rate	29%	24%	22%	26%	34%

	Natural Resources Portfolio
	Class II
	Year Ended December 31,
	2015(a)	2014(a)	2013(a)	2012	2011(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$29.35	$36.78	$33.50	$37.89	$46.98

Income (Loss) From Investment Operations:
Net investment income (loss)	.18	.07	.05	.12	(.02)
Net realized and unrealized gain (loss) on investments	(8.54)	(7.50)	3.23	(1.51)	(9.07)

Total from investment operations	(8.36)	(7.43)	3.28	(1.39)	(9.09)

Less Distributions	—	—	—	(3.00)	—

Net Asset Value, end of year	$20.99	$29.35	$36.78	$33.50	$37.89

Total Return(b)	(28.48)%	(20.20)%	9.79%	(2.94)%	(19.35)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$30.1	$43.5	$54.1	$61.2	$67.9
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.88%	.85%	.88%	.90%	.90%
Expenses before waivers and/or expense reimbursement	.91%	.90%	.91%	.90%	.90%
Net investment income (loss)	.66%	.19%	.15%	.31%	(.04)%
Portfolio turnover rate	29%	24%	22%	26%	34%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2015(d)	2014(d)	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.57	$26.16	$18.56	$17.00	$17.27

Income (Loss) From Investment Operations:
Net investment income	.30	.25	.22	.26	.10
Net realized and unrealized gain (loss) on investments	(.93)	1.16	7.38	2.35	— (c)

Total from investment operations	(.63)	1.41	7.60	2.61	.10

Less Distributions	—	—	—	(1.05)	(.37)

Net Asset Value, end of year	$26.94	$27.57	$26.16	$18.56	$17.00

Total Return(a)	(2.29)%	5.39%	40.95%	16.03%	.56%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$682.4	$750.9	$770.1	$578.4	$542.6
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.40%	.40%	.42%	.46%	.48%
Expenses before waivers and/or expense reimbursement	.45%	.45%	.45%	.46%	.48%
Net investment income	1.06%	.96%	.92%	1.43%	.60%
Portfolio turnover rate	16%	15%	14%	10%	17%

	Stock Index Portfolio
	Year Ended December 31,
	2015(d)	2014(d)	2013(d)	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$49.33	$47.02	$35.65	$31.47	$31.37

Income (Loss) From Investment Operations:
Net investment income	.86	.79	.73	.68	.54
Net realized and unrealized gain (loss) on investments	(.26)	5.20	10.64	4.19	.07

Total from investment operations	.60	5.99	11.37	4.87	.61

Less Distributions	(1.34)	(3.68)	—	(.69)	(.51)

Net Asset Value, end of year	$48.59	$49.33	$47.02	$35.65	$31.47

Total Return(a)	1.18%	13.31%	31.89%	15.68%	1.95%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,010.1	$3,312.7	$2,890.5	$2,340.3	$2,162.4
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.32%	.32%	.32%	.32%	.33%
Expenses before waivers and/or expense reimbursement	.37%	.37%	.37%	.37%	.38%
Net investment income	1.74%	1.67%	1.77%	1.97%	1.74%
Portfolio turnover rate	9%	5%	3%	2%	2%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Less than $0.005 per share.

(d)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2015(a)	2014(a)	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.48	$24.05	$18.07	$15.93	$17.04

Income (Loss) From Investment Operations:
Net investment income	.39	.29	.22	.22	.14
Net realized and unrealized gain (loss) on investments	(2.56)	2.14	5.76	2.09	(1.08)

Total from investment operations	(2.17)	2.43	5.98	2.31	(.94)

Less Distributions	—	—	—	(.17)	(.17)

Net Asset Value, end of year	$24.31	$26.48	$24.05	$18.07	$15.93

Total Return(b)	(8.19)%	10.10%	33.09%	14.62%	(5.58)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,355.1	$1,592.6	$1,568.7	$1,263.3	$1,231.6
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.43%	.40%	.40%	.43%	.43%
Expenses before waivers and/or expense reimbursement	.43%	.42%	.43%	.43%	.43%
Net investment income	1.52%	1.13%	1.06%	1.36%	.90%
Portfolio turnover rate	32%	37%	41%	28%	43%

	Value Portfolio
	Class II
	Year Ended December 31,
	2015(a)	2014(a)	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.45	$24.12	$18.20	$16.04	$17.13

Income (Loss) From Investment Operations:
Net investment income	.29	.18	.16	.17	.08
Net realized and unrealized gain (loss) on investments	(2.55)	2.15	5.76	2.08	(1.08)

Total from investment operations	(2.26)	2.33	5.92	2.25	(1.00)

Less Distributions	—	—	—	(.09)	(.09)

Net Asset Value, end of year	$24.19	$26.45	$24.12	$18.20	$16.04

Total Return(b)	(8.54)%	9.66%	32.53%	14.14%	(5.89)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$9.7	$10.6	$7.4	$6.2	$6.0
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.83%	.80%	.80%	.83%	.83%
Expenses before waivers and/or expense reimbursement	.83%	.82%	.83%	.83%	.83%
Net investment income	1.12%	.73%	.66%	.95%	.50%
Portfolio turnover rate	32%	37%	41%	28%	43%

(a)	Calculated based on average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statements of assets and liabilities of Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio, Money Market Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio, and Value Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of The Prudential Series Fund, including the schedules of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2015, and the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of The Prudential Series Fund (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (48) Trustee Since 2011 Overseen by Trustee: 113	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (66) Trustee Since 2013 Overseen by Trustee: 113	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (56) Trustee Since 2014 Overseen by Trustee: 113	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2013) of Realogy Holdings Corp. (residential real estate services); The Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (65) Trustee Since 2013 Overseen by Trustee: 113	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear, Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear, Stearns & Co., Inc. (1987-1995).	None
Delayne Dedrick Gold* (77) Trustee Since 2003 Overseen by Trustee: 113	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None
Robert F. Gunia* (69) Trustee Since 2003 Overseen by Trustee: 113	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (74) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 113	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None

E1

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (64) Trustee Since 2003 Overseen by Trustee: 113	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (49) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investment, LLC. The Funds for which Prudential Investment, LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (60) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (40) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Bradley C. Tobin* (41) Vice President Since 2014	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Deborah A. Docs* (57) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (57) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (41) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (52) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (37) Assistant Secretary Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).

E2

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Kathleen DeNicholas* (41) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (51) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (56) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (48) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (54) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Alan Fu* (59) Assistant Treasurer Since 2006	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).
Theresa C. Thompson* (53) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville* (47) Anti-Money Laundering Compliance Officer Since 2011	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

Board Consideration of Subadvisory Agreement: Natural Resources Portfolio-unaudited

Approval of a New Subadvisory Agreement

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of The Prudential Series Fund (PSF) considered a proposed subadvisory agreement (the Subadvisory Agreement) between Prudential Investments LLC (the Manager) and Allianz Global Investors U.S. LLC (Allianz) with respect to the PSF Natural Resources Portfolio (the Natural Resources Portfolio). The Subadvisory Agreement with Allianz relates to the appointment of Allianz to replace Jennison Associates LLC (Jennison) as the subadviser to the Natural Resources Portfolio. The Board, including all of the trustees who were not parties to the Subadvisory Agreement and were not interested persons of any such party, as defined in the 1940 Act (the Independent Trustees), met on November 17-18, 2015 (the Meeting) and approved the Subadvisory Agreement for an initial two year period, after concluding that approval of the Subadvisory Agreement was in the best interests of the Natural Resources Portfolio and its beneficial shareholders.

In advance of the Meeting, the Board requested and received materials relating to the Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Natural Resources Portfolio by Allianz; comparable performance information; the fees paid by the Manager to Allianz; the potential for economies of scale that may be shared with the Natural Resources Portfolio and its shareholders; and other benefits to Allianz. In connection with its deliberations, the Board considered information provided by the Manager and Allianz at or in advance of the Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Subadvisory Agreement with respect to the Natural Resources Portfolio.

The Board determined that the overall arrangements between the Manager and Allianz are appropriate in light of the services to be performed and the fee arrangement under the Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Natural Resources Portfolio by Jennison under the current subadvisory agreement and those that would be provided by Allianz under the proposed Subadvisory Agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that Jennison and Allianz were each required to provide day-to-day portfolio management services and comply with all Natural Resources Portfolio policies, and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio manager of Allianz that would be responsible for the Natural Resources Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Allianz. The Board noted that it received favorable compliance reports from PSF’s Chief Compliance Officer as to Allianz. The Board also noted that Allianz provides subadvisory services to the AST RCM World Trends Portfolio (the World Trends Portfolio) of the Advanced Series Trust (AST).

The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about Allianz, and its experience with Allianz with respect to the World Trends Portfolio, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Natural Resources Portfolio by Allianz.

Performance

The Board received and considered information regarding the investment performance of other accounts managed by Allianz utilizing an investment strategy similar to the strategy to be used by Allianz for the Natural Resources Portfolio. The Board concluded that it was satisfied with the performance record of Allianz.

Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable from the Manager to Allianz under the Subadvisory Agreement. The Board considered that, based on the net assets of the Natural Resources Portfolio as of August 31, 2015, the effective subadvisory fee rate that would be paid to Allianz under the Subadvisory Agreement is lower than the effective subadvisory fee rate paid to Jennison under the current subadvisory arrangement. The Board considered that subadvisory fees are paid by the Manager to the relevant subadviser(s) for a portfolio, and therefore any change in the subadvisory fee rate will not change the investment management fee paid by the Natural Resources Portfolio or its shareholders. Instead, the decrease in the effective subadvisory fee rate for the Natural Resources Portfolio will increase the net investment management fee retained by the Manager. The Board considered that the Manager agreed to waive 0.008% of its management fee through at least June 30, 2017, which represents approximately two-thirds (2/3) of the reduction in subadvisory fees. The Board noted that it would review the management fee paid to the Manager by the Natural Resources Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee rates were reasonable.

Profitability

Because the engagement of Allianz is new, there is no historical profitability information with respect to the proposed subadvisory arrangement for the Natural Resources Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the Natural Resources Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to Allianz

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Allianz in connection with the Natural Resources Portfolio. The Board concluded that any potential benefits to be derived by Allianz were consistent with those generally derived by other subadvisers to the portfolios of PSF, and that those benefits are reviewed on an annual basis. The Board also noted that Allianz provides subadvisory services to the World Trends Portfolio of AST, and concluded that any potential benefits to be derived by Allianz in connection with the Natural Resources Portfolio would be similar to the benefits derived by Allianz in connection with its management of the World Trends Portfolio, which is also reviewed on an annual basis and which was considered in connection with the renewal of the advisory agreements for the World Trends Portfolio at the June 2015 Board meeting. The Board concluded that any potential benefits to be derived by Allianz included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Subadvisory Agreement was in the best interests of the Natural Resources Portfolio and its beneficial shareholders.

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced below.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

Owners of Group Variable Universal Life Insurance contracts should call (800) 562-9874.

Owners of Group Variable Universal Life Insurance contracts through AICPA should call (800) 223-7473.

The Prudential Series Fund offers two classes of shares in certain Portfolios: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts.

The Prudential Series Fund is distributed by Prudential Investment Management Services LLC (PIMS), 655 Broad Street, 19th Floor, Newark, NJ 07102, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STD U.S. POSTAGE PAID HARRISONBURG, VA PERMIT No. 250 ZIP CODE 22801

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation, and The Prudential Insurance Company of America are available upon request. You may call (800)778-2255 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877)778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2016 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239280-00005-00    PSF-AR-A

THE PRUDENTIAL SERIES FUND

ANNUAL REPORT • DECEMBER 31, 2015

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

For information regarding enrollment in the e-Delivery program, please see the inside front cover of this report.

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The Prudential Series Fund Table of Contents	Annual Report	December 31, 2015

■	LETTER TO CONTRACT OWNERS

■	MARKET OVERVIEW

■	REPORT OF THE INVESTMENT MANAGER

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Directors and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2015

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

The Prudential Series Fund	January 29, 2016

Market Overview — unaudited	Annual Report	December 31, 2015

Equity Market Overview

After experiencing heightened volatility in late 2015, the S&P 500 Index recorded a 1.39% gain.

Events that affected market performance during the year included the ongoing Greek fiscal crisis, low energy prices, a strong US dollar, slowing growth in China, and the timing of the Federal Reserve Bank’s (Fed) interest rate hike.

Stocks stumbled early in the year over concerns about US economic growth, but rebounded in the second quarter on more upbeat forecasts, reaching highs in May. More uncertainty hit the market as oil prices continued lower. However, domestic equities advanced cautiously on earnings reports and news of moderate growth in the US economy on encouraging employment numbers.

In late August, in order to “pre-empt” an expected rate hike by the Fed in September, China surprised global markets by devaluing its currency, the yuan, in order to shield its flagging exports against a more expensive dollar. Subsequently, Chinese stocks plunged and weighed on virtually all equity markets. US equities experienced a correction and rebounded in October.

Jitters over the timing of the Fed’s first interest rate rise in nearly a decade loomed over equity markets until mid December, as the Fed hiked rates by 0.25%. Markets rose immediately after the news, but then hit more turbulence through the end of the year on concerns over economic conditions in China.

Sector performance was mixed, with five in positive territory and five falling into negative territory. Consumer discretionary topped all sectors with a 10.11% increase on powerful gains in the Internet, retail, and catalogue, and strong gains in the hotels, restaurants, and leisure industry. Health care posted a solid 6.89% gain for the year with help from the life sciences, tools, and services industries, and from gains in health care providers and services industries. Consumer staples rose by 6.60%, driven by the tobacco, food products, and personal products industries. Internet technology, with high returns in internet software and services, propelled the sector to a 5.92% gain. Telecommunications, hit by weakness in the diversified telecommunication industry, landed a 3.40% return.

On the downside, financials fell slightly, returning -1.53%, hurt by heavy losses in consumer finance and capital markets, while real estate showed positive returns. Industrials returned -2.53% on significant declines in road and rail products, trading companies, and distributors. Utilities returned -4.85% on severe weakness in independent power generators, while gas utilities were strong. Materials returned -8.38% on sharp declines in mining and metals. Price destruction in oil drove energy down to a return of -21.12%.

The Russell US Indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), were mixed, as growth style stocks generally outpaced value style. Small-cap stocks, as measured by the Russell 2000® Index, fell -4.41%. The Russell Midcap® Index returned -2.44%. In large-cap stocks, the Russell 1000® Value Index fell, returning -3.83% against the positive 5.67% return of the Russell 1000® Growth Index.

The Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI-EAFE), which measures the performance of developed markets excluding the United States and Canada, returned -0.81%, net of dividends, for the year.

International equities were pressured by geopolitical events, falling commodity prices, ongoing economic weakness in Europe, and a sustained manufacturing decline in China. European countries posted mixed performance, with heavily weighted countries struggling. Germany returned -1.89%, and France was marginally in the red with a -0.11% return. Oil producer Norway tumbled to a return of -14.99%. Stocks in the UK skidded to a -7.56% return. On the upside, Denmark led all countries, returning 23.43%.

In Asia, stocks were mixed on falling commodity prices and uncertainty over China’s weakening economic health. Japan returned 9.57% on higher corporate profits but a weaker economy. Countries with close links to China declined. Hong Kong returned -0.54% and Singapore stumbled, returning -17.71%. Commodity producer Australia returned -9.95% and New Zealand fell by -6.26%.

The MSCI Emerging Markets Index returned -14.92%. The Brazil, Russia, India, and China (BRIC) group returned -13.46%. Brazil, which is mired in a deep recession, plunged to a -41.37% return. Russia gained 4.21%. India returned -6.12% and China, hit by rollercoaster volatility, returned -7.82%.

Sources: Morgan Stanley Capital International, Standard & Poor’s, Frank Russell Company, and Prudential. All indexes are unmanaged and provide a broad indication of stock price movements. Russell indexes and Russell are service marks of the Frank Russell Company. Standard & Poor’s 500 Index comprises over 500 large, established, publicly traded stocks. The Russell 1000® Growth Index includes those Russell 1000® companies with higher price-to-book ratios and higher expected growth values. The Russell 1000® Value Index includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 2000® Index is a subset of the Russell 3000® Index, representing about 10% of the total market capitalization of that index. It includes about 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes about 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents about 31% of the total market capitalization of the Russell 1000® companies. The MSCI EAFE Index is a free float-adjusted market capitalization index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. These indexes are calculated in U.S. dollars, without dividends reinvested. Investors cannot directly invest in an index. Past performance does not guarantee future results.

The Prudential Series Fund, SP International Growth Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	3.37%	3.83%	3.10%
Portfolio: Class II	3.09	3.43	2.70
MSCI EAFE® Index (GD)	-0.39	4.07	3.50

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2015 the SP International Growth Portfolio Class I shares returned 3.37% and the Class II shares returned 3.09%.

The net assets of the Portfolio at December 31, 2015 were $77.5 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio’s subadvisers are William Blair & Company, Jennison Associates LLC, and Neuberger Berman Management LLC.

What were market conditions during the reporting period?

The MSCI EAFE Index (the Index) declined 0.39% for the year. Losses were common among developed market countries due to the decline in foreign currencies against the US dollar. The dollar continued to advance due to a stronger US economy and the Federal Reserve’s tightening of interest rates. Investors expect domestic interest rates to continue to rise in 2016, while weaker areas of the world have more expansionary monetary policies. Defensive sectors such as health care and consumer staples advanced, while materials and energy trailed as the price of oil continued its precipitous drop.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio benefited from its risk exposures compared with the Index. Exposures greater than the Index to price momentum, earnings growth, and a smaller market capitalization, as well as underexposures to value and leverage (companies with higher debt/equity ratios), had large positive impacts. These characteristics are consistent with what the subadvisers (especially William Blair and Jennison) commonly look for in companies.

In addition, allocations to various industries contributed to relative performance. For example, the subadvisers’ positions in internet and pharmaceutical stocks, as well as their underweights in metals and mining stocks, benefited the Portfolio. All three subadvisers are looking for companies with higher growth rates and strong balance sheets, so they were overweight compared with the Index in internet companies and underweight in metals and mining companies, which tend to have lower growth rates and more leveraged balance sheets.

In addition, both William Blair and Jennison allocated significantly to China. Despite China’s volatile performance during the year, the subadvisers’ investments in China added to returns. Likewise, an underexposure to Australia enhanced results. These exposures are not surprising given that China has higher growth rates than the developed world and that Australia’s economy is heavily weighted in commodities.

Overall, selection of individual issues was slightly positive for the Portfolio.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

The MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

1

Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2015

SP International Growth
Five Largest Holdings	(% of Net Assets	)
Tencent Holdings Ltd. (China)	2.9%
Alibaba Group Holding Ltd., ADR (China)	2.1%
St. James’s Place PLC (United Kingdom)	2.1%
Continental AG (Germany)	2.0%
Fuji Heavy Industries Ltd. (Japan)	2.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Sectors are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2015

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
SP International Growth (Class I)	Actual	$1,000.00	$953.40	1.22%	$6.01
	Hypothetical	$1,000.00	$1,019.06	1.22%	$6.21
SP International Growth (Class II)	Actual	$1,000.00	$952.50	1.62%	$7.97
	Hypothetical	$1,000.00	$1,017.04	1.62%	$8.24

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2015, and divided by the 365 days in the Portfolio’s fiscal year ending December 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

SP INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2015

LONG-TERM INVESTMENTS — 97.8%
COMMON STOCKS — 96.1%	Shares	Value (Note 2)
Argentina — 0.3%
MercadoLibre, Inc.	2,259	$258,294

Australia — 1.4%
Brambles Ltd.	30,100	252,084
Insurance Australia Group Ltd.	84,725	340,256
Macquarie Group Ltd.	8,398	502,392

		1,094,732

Austria — 0.4%
Andritz AG	5,610	273,030

Belgium — 0.2%
Colruyt SA	3,235	166,420

Canada — 2.5%
Alimentation Couche-Tard, Inc. (Class B Stock)	20,708	911,559
Brookfield Asset Management, Inc. (Class A Stock)	15,975	503,692
Home Capital Group, Inc.(a)	8,400	163,423
Suncor Energy, Inc.	14,468	373,489

		1,952,163

China — 8.5%
Alibaba Group Holding Ltd., ADR*(a)	20,294	1,649,293
Baidu, Inc., ADR*	1,399	264,467
China Overseas Land & Investment Ltd.	118,000	410,801
Ctrip.com International Ltd. ADR*(a)	8,924	413,449
JD.com, Inc., ADR*	29,792	961,239
Lenovo Group Ltd.	244,000	246,243
NetEase, Inc., ADR	2,251	407,971
Tencent Holdings Ltd.	116,218	2,275,547

		6,629,010

Denmark — 1.1%
Jyske Bank A/S*	3,042	137,595
Novo Nordisk A/S (Class B Stock)	12,549	726,565

		864,160

Finland — 0.6%
Sampo OYJ (Class A Stock)	8,394	426,268

France — 9.2%
Arkema SA	3,288	230,157
BNP Paribas SA	5,595	316,552
Cap Gemini SA	6,258	580,655
Dassault Systemes SA	18,966	1,515,977
JCDecaux SA	6,503	249,293
LVMH Moet Hennessy Louis Vuitton SA	2,805	440,584
Pernod Ricard SA	1,995	227,520
Publicis Groupe SA	3,780	251,354
Rexel SA	17,754	236,409
Safran SA	4,583	314,866
Sanofi	4,005	341,315
Schneider Electric SE	4,155	236,022
Sodexo	4,065	397,140
SPIE SA*	12,485	230,133
Total SA	6,669	298,982
Valeo SA	8,311	1,281,353

		7,148,312

COMMON STOCKS (continued)	Shares	Value (Note 2)
Germany — 6.2%
Bayer AG	5,712	$713,378
Bayerische Motoren Werke AG	3,311	348,821
Brenntag AG	5,845	304,571
Continental AG	6,442	1,558,392
Deutsche Boerse AG	2,925	257,112
Fresenius SE & Co. KGaA	6,773	482,459
KUKA AG(a)	3,993	357,320
Linde AG	1,985	286,752
Rational AG	382	173,395
SAP SE, ADR(a)	4,480	354,368

		4,836,568

Hong Kong — 0.6%
AIA Group Ltd.	73,200	437,376

India — 1.8%
HDFC Bank Ltd., ADR	17,250	1,062,600
Tata Motors Ltd., ADR*	9,993	294,494

		1,357,094

Indonesia — 0.2%
PT Tower Bersama Infrastructure Tbk*	187,805	79,445
PT Tower Bersama Infrastructure Tbk, 144A*(g)	256,930	108,686

		188,131

Ireland — 1.9%
Ryanair Holdings PLC ADR	5,951	514,523
Shire PLC	13,555	929,979

		1,444,502

Israel — 2.4%
Bezeq Israeli Telecommunication Corp. Ltd.	160,329	352,942
Check Point Software Technologies Ltd.*	7,500	610,350
Teva Pharmaceutical Industries Ltd., ADR	14,078	924,080

		1,887,372

Italy — 4.0%
Anima Holding SpA	34,990	302,214
Anima Holding SpA, 144A(g)	5,753	49,690
Azimut Holding SpA	10,035	249,433
Brembo SpA	10,341	499,605
Intesa Sanpaolo SpA	157,519	523,123
Luxottica Group SpA	16,056	1,046,297
Moncler SpA	29,656	412,693

		3,083,055

Japan — 16.0%
Astellas Pharma, Inc.	25,700	365,859
Daikin Industries Ltd.	7,100	517,034
FANUC Corp.	5,843	1,006,690
Fuji Heavy Industries Ltd.	37,478	1,543,954
Hoya Corp.	9,100	372,123
Kansai Paint Co. Ltd.	30,100	456,249
Kao Corp.(a)	6,900	354,582
Keyence Corp.	1,300	714,487
Makita Corp.	5,100	293,896

SEE NOTES TO FINANCIAL STATEMENTS.

A1

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Miraca Holdings, Inc.	5,400	$237,608
Murata Manufacturing Co. Ltd.	2,300	330,927
Nitori Holdings Co. Ltd.	3,300	277,140
Ono Pharmaceutical Co. Ltd.	7,205	1,284,736
ORIX Corp.	28,600	401,214
Pigeon Corp.	18,599	451,213
Santen Pharmaceutical Co. Ltd.	21,300	350,671
Shimano, Inc.	5,522	847,950
SMC Corp.	2,200	571,415
Sumitomo Mitsui Financial Group, Inc.	9,800	369,862
Sundrug Co. Ltd.	4,800	308,624
Sysmex Corp.	13,714	879,680
Toyota Motor Corp.	7,500	461,843

		12,397,757

Jordan — 0.6%
Hikma Pharmaceuticals PLC	14,712	498,732

Mexico — 0.5%
Alsea SAB de CV	91,976	319,404
Alsea SAB de CV, 144A(g)	20,763	72,103

		391,507

Netherlands — 2.4%
AerCap Holdings NV*	4,100	176,956
Akzo Nobel NV	4,828	322,602
ASML Holding NV	4,315	383,396
Koninklijke Ahold NV	12,210	257,552
NXP Semiconductors NV*	5,523	465,313
Royal Dutch Shell PLC (Class A Stock)	9,457	215,688

		1,821,507

Norway — 0.2%
DnB ASA	10,075	124,136

South Africa — 0.8%
Bidvest Group Ltd. (The)	10,726	227,661
Discovery Ltd.	13,755	117,972
Mr. Price Group Ltd.	21,874	282,884

		628,517

South Korea — 2.0%
Amorepacific Corp.*	2,252	790,288
Samsung Electronics Co. Ltd.	720	767,939

		1,558,227

Spain — 3.5%
Amadeus IT Holding SA (Class A Stock)	27,147	1,196,501
Banco Bilbao Vizcaya Argentaria SA	26,598	194,347
Industria de Diseno Textil SA	38,896	1,336,245

		2,727,093

Sweden — 2.4%
Assa Abloy AB (Class B Stock)	36,390	761,741
Atlas Copco AB (Class A Stock)	11,058	271,195
Hexagon AB (Class B Stock)	8,159	301,825
Nordea Bank AB	24,750	271,551

COMMON STOCKS (continued)	Shares	Value (Note 2)
Sweden (continued)
Telefonaktiebolaget LM Ericsson (Class B Stock)	29,430	$283,744

		1,890,056

Switzerland — 8.1%
Actelion Ltd.*	3,506	487,137
Cie Financiere Richemont SA	8,055	576,520
Givaudan SA*	233	422,886
Julius Baer Group Ltd.*	5,050	244,305
Novartis AG	17,808	1,531,831
Partners Group Holding AG	2,029	729,698
Roche Holding AG	2,065	572,229
SGS SA	210	399,105
Sonova Holding AG	1,875	238,225
TE Connectivity Ltd.	4,600	297,206
UBS Group AG	16,965	329,112
Wolseley PLC	7,787	422,937

		6,251,191

Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	122,000	526,337

United Kingdom — 15.1%
Aldermore Group PLC*	65,106	222,141
Aldermore Group PLC, 144A*(g)	43,437	148,206
ARM Holdings PLC	46,307	705,817
Ashtead Group PLC	34,963	575,419
AstraZeneca PLC	5,446	367,865
Atlassian Corp. PLC (Class A Stock)*(a)	1,000	30,080
Barclays PLC	93,263	300,194
Bunzl PLC	16,780	465,553
Compass Group PLC	33,768	585,143
DCC PLC	3,280	274,019
Howden Joinery Group PLC	42,640	330,379
IG Group Holdings PLC	23,579	278,765
InterContinental Hotels Group PLC	8,143	317,404
ITV PLC	193,836	789,179
Lloyds Banking Group PLC	384,080	413,270
OneSavings Bank PLC	67,123	351,486
OneSavings Bank PLC, 144A(g)	20,118	105,347
Prudential PLC	34,863	785,450
Reckitt Benckiser Group PLC	4,496	416,001
RELX PLC	49,107	866,052
SABMiller PLC	4,290	256,647
Spectris PLC	9,109	241,744
St. James’s Place PLC	110,272	1,634,425
TalkTalk Telecom Group PLC(a)	84,440	270,624
Travis Perkins PLC	10,312	299,158
Worldpay Group PLC 144A*	29,130	131,966
WPP PLC	22,513	517,842

		11,680,176

United States — 2.5%
Allergan PLC*	3,348	1,046,250
AON PLC	4,160	383,594
Nielsen Holdings PLC	7,920	369,072

SEE NOTES TO FINANCIAL STATEMENTS.

A2

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Samsonite International SA	54,700	$164,451

		1,963,367

TOTAL COMMON STOCKS (cost $66,171,784)		74,505,090

PREFERRED STOCK — 0.4%
Germany
Henkel AG & Co. KGaA (PRFC) (cost $305,277)	3,100	345,968

	Units
PARTICIPATORY NOTES† — 1.3%
India — 0.7%
Maruti Suzuki India Ltd., Private Placement, expiring 07/29/16, 144A(g)	7,396	516,218

Switzerland — 0.6%
Bharti Infratel Ltd., Private Placement, expiring 06/18/20, 144A(g)	75,344	487,085

TOTAL PARTICIPATORY NOTES (cost $1,064,943)		1,003,303

TOTAL LONG-TERM INVESTMENTS (cost $67,542,004)		75,854,361

	Shares
SHORT-TERM INVESTMENT — 6.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $4,858,378; includes $3,456,310 of cash collateral for securities on loan)(b)(w)(Note 4)	4,858,378	4,858,378

TOTAL INVESTMENTS — 104.1% (cost $72,400,382)		80,712,739
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.1)%		(3,163,749)

NET ASSETS — 100.0%		$77,548,990

The following abbreviations are used in the annual report:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
OTC	Over-the-counter
PRFC	Preference Shares

*	Non-income producing security.

†	Participatory notes represented 1.3% of net assets, of which the Portfolio attributed 0.7% to Goldman Sachs & Co. and 0.6% to Credit Suisse First Boston Corp. as counterparties to the securities.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $3,308,141; cash collateral of $3,456,310 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$258,294	$—	$—
Australia	—	1,094,732	—
Austria	—	273,030	—
Belgium	—	166,420	—
Canada	1,952,163	—	—
China	3,696,419	2,932,591	—
Denmark	—	864,160	—
Finland	—	426,268	—
France	—	7,148,312	—
Germany	354,368	4,482,200	—
Hong Kong	—	437,376	—
India	1,357,094	—	—
Indonesia	—	188,131	—
Ireland	514,523	929,979	—
Israel	1,534,430	352,942	—
Italy	—	3,083,055	—
Japan	—	12,397,757	—
Jordan	—	498,732	—
Mexico	319,404	72,103	—
Netherlands	642,269	1,179,238	—
Norway	—	124,136	—
South Africa	282,884	345,633	—
South Korea	—	1,558,227	—
Spain	—	2,727,093	—
Sweden	—	1,890,056	—
Switzerland	297,206	5,953,985	—
Taiwan	—	526,337	—
United Kingdom	432,670	11,247,506	—
United States	1,963,367	—	—
Preferred Stock
Germany	—	345,968	—
Participatory Notes
India	—	516,218	—
Switzerland	—	487,085	—
Affiliated Money Market Mutual Fund	4,858,378	—	—

Total	$18,463,469	$62,249,270	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A3

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Pharmaceuticals	12.2%
Affiliated Money Market Mutual Fund (including 4.5% of collateral for securities on loan)	6.3
Internet Software & Services	6.2
Banks	5.4
Insurance	5.3
Auto Components	4.3
Automobiles	4.1
Machinery	3.8
Textiles, Apparel & Luxury Goods	3.5
Media	3.4
Software	3.3
Trading Companies & Distributors	3.2
Capital Markets	3.1
Specialty Retail	2.9
Semiconductors & Semiconductor Equipment	2.7
IT Services	2.4
Electronic Equipment, Instruments & Components	2.4
Chemicals	2.3
Hotels, Restaurants & Leisure	2.2
Food & Staples Retailing	2.2
Health Care Equipment & Supplies	1.9
Internet & Catalog Retail	1.8
Building Products	1.7
Household Products	1.5

Personal Products	1.5%
Technology Hardware, Storage & Peripherals	1.3
Diversified Financial Services	1.2
Oil, Gas & Consumable Fuels	1.2
Real Estate Management & Development	1.1
Leisure Products	1.1
Professional Services	1.0
Health Care Providers & Services	0.9
Wireless Telecommunication Services	0.8
Diversified Telecommunication Services	0.8
Thrifts & Mortgage Finance	0.8
Airlines	0.7
Industrial Conglomerates	0.7
Biotechnology	0.6
Beverages	0.6
Aerospace & Defense	0.4
Communications Equipment	0.4
Commercial Services & Supplies	0.3
Electrical Equipment	0.3
Construction & Engineering	0.3

104.1
Liabilities in excess of other assets	(4.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

At December 31, 2015, the Portfolio did not hold any derivative instruments in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)
Equity contracts	$1,384

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(2)
Equity contracts	$(1,937)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A4

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

December 31, 2015

ASSETS
Investments at value, including securities on loan of $3,308,141:
Unaffiliated investments (cost $67,542,004)	$75,854,361
Affiliated investments (cost $4,858,378)	4,858,378
Foreign currency, at value (cost $8,355)	8,341
Tax reclaim receivable	388,813
Receivable for investments sold	63,807
Receivable from affiliate	30,004
Dividends receivable	28,458
Receivable for Series shares sold	1,069
Prepaid expenses	826

Total Assets	81,234,057

LIABILITIES
Payable to broker for collateral for securities on loan	3,456,310
Accrued expenses	130,686
Management fee payable	54,507
Payable for Series shares repurchased	36,923
Payable for investments purchased	3,216
Distribution fee payable	1,297
Administration fee payable	1,148
Affiliated transfer agent fee payable	980

Total Liabilities	3,685,067

NET ASSETS	$77,548,990

Net assets were comprised of:
Paid-in capital	$97,743,992
Retained earnings	(20,195,002)

Net assets, December 31, 2015	$77,548,990

Class I:
Net asset value and redemption price per share $71,492,331 / 11,634,900 outstanding shares of beneficial interest	$6.14

Class II:
Net asset value and redemption price per share $6,056,659 / 1,008,494 outstanding shares of beneficial interest	$6.01

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net) (foreign withholding tax $162,609, includes $21,694 reimbursable by an affiliate)	$1,403,526
Affiliated income from securities lending, net	36,929
Affiliated dividend income	2,578

Total income	1,443,033

EXPENSES
Management fee	705,249
Distribution fee — Class II	16,974
Administration fee — Class II	10,185
Custodian and accounting fees	159,000
Shareholders’ reports	65,000
Audit fee	31,000
Transfer agent’s fees and expenses (including affiliated expense of $5,800)	12,000
Trustees’ fees	10,000
Legal fees and expenses	9,000
Insurance expenses	1,000
Loan interest expense	27
Miscellaneous	34,438

Total expenses	1,053,873
Less: Management fee waiver and/or expense reimbursement	(10,786)

Net expenses	1,043,087

NET INVESTMENT INCOME	399,946

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	3,622,754
Foreign currency transactions	(52,463)

3,570,291

Net change in unrealized appreciation (depreciation) on:
Investments	(1,141,193)
Foreign currencies	(15,692)

(1,156,885)

NET GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	2,413,406

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,813,352

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$399,946	$453,449
Net realized gain on investment and foreign currency transactions	3,570,291	4,334,159
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,156,885)	(10,137,649)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,813,352	(5,350,041)

SERIES SHARE TRANSACTIONS (Note 7)
Series shares sold	5,323,645	4,090,920
Series shares repurchased	(12,028,146)	(13,294,205)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(6,704,501)	(9,203,285)

TOTAL DECREASE	(3,891,149)	(14,553,326)
NET ASSETS:
Beginning of year	81,440,139	95,993,465

End of year	$77,548,990	$81,440,139

SEE NOTES TO FINANCIAL STATEMENTS.

A5

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1.	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is composed of seventeen Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to SP International Growth Portfolio.

The Portfolio’s investment objective is long-term growth of capital.

Note 2.	Accounting Policies

The Series Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolio consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    The Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such, as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

B1

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, the Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Board. However, the liquidity of the Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Notwithstanding the above, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains or losses on foreign currency transactions.

B2

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Participatory Notes/Warrants:    The Portfolio may gain exposure to securities in certain foreign markets through investments in participatory notes (“P-notes”). The Portfolio may purchase P-notes pending ability to invest directly in a foreign market due to restrictions applicable to foreign investors or other market factors. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security. The Portfolio must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of the P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Concentration of Risk:    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Master Netting Arrangements:    The Portfolio is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Warrants and Rights:    The Portfolio holds warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Portfolio holds such warrants and rights as long positions until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending:    The Portfolio may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent

B3

fees, for lending its securities, and any interest on the investment of cash received as collateral. The borrower receives all interest and dividends and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than administration and distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, the Portfolio is treated as a separate taxpaying entity. The Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (Participating Insurance Companies). The Portfolio is not generally subject to entity-level taxation. Shareholders of the Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts at the time the related income/gain is recorded.

Distributions:    Distributions, if any, from the Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3.	Agreements

The Portfolio has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with Jennison Associates LLC (“Jennison”), Neuberger Berman Management, LLC (“Neuberger Berman”) and William Blair & Company LLC (“William Blair”) (collectively, the “Subadvisers”), under which each provides investment advisory services for the Portfolio. PI pays for the services of the Subadvisers, the cost of compensation of officers of the Portfolio, occupancy and certain clerical and administrative expenses of the Portfolio. The Portfolio bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of 0.85% of the Portfolio’s average daily net assets. PI has contractually agreed, through June 30, 2016, to waive a portion of its management fee equal to an annual rate of 0.013% of the average net assets of the Portfolio. The effective management fee rate was 0.84% for the year ended December 31, 2015.

The Portfolio has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Portfolio. The Portfolio compensates PIMS for distributing and servicing the Portfolio’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Portfolio. Pursuant to the Class II Plan, the Class II shares of the Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Portfolio has an administration agreement with PI, which acts as the administrator of the Class II shares of the Portfolio. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

B4

PIMS, PI, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolio has entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Such amounts are included within realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2015, brokerage commission recaptured under these agreements was $3,538.

Note 4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Portfolio’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, is the Portfolio’s securities lending agent. On January 4, 2016, PIM (Prudential Investment Management, Inc.) was renamed PGIM, Inc. Net earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended December 31, 2015, PGIM, Inc. has been compensated approximately $11,062 for these services.

The Portfolio may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Portfolio invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

The following Portfolio is due reimbursements by Prudential of foreign withholding taxes for certain countries due to the Portfolio’s status as a partnership for tax purposes.

	2014 Withholding Tax	2015 Withholding Tax	Total
SP International Growth	$8,310	$21,694	$30,004

Note 5.	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2015 were $39,142,009 and $45,997,695, respectively.

Note 6.	Tax Information

The Portfolio is treated as a partnership for tax purposes. The character of the cash distributions, if any, made by the partnership is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value. The Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Portfolio’s financial statements for the current reporting period. The Portfolio’s federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

B5

Note 7.	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of the Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolio. The separate accounts will redeem shares of the Portfolio to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

Transactions in shares of beneficial interest were as follows:

Class I	Shares	Amount
Year ended December 31, 2015:
Series shares sold	694,075	$4,396,614
Series shares repurchased	(1,602,806)	(10,011,034)

Net increase (decrease) in shares outstanding	(908,731)	$(5,614,420)

Year ended December 31, 2014:
Series shares sold	624,079	$3,816,899
Series shares repurchased	(1,856,721)	(11,353,391)

Net increase (decrease) in shares outstanding	(1,232,642)	$(7,536,492)

Class II
Year ended December 31, 2015:
Series shares sold	150,022	$927,031
Series shares repurchased	(334,100)	(2,017,112)

Net increase (decrease) in shares outstanding	(184,078)	$(1,090,081)

Year ended December 31, 2014:
Series shares sold	45,381	$274,021
Series shares repurchased	(324,195)	(1,940,814)

Net increase (decrease) in shares outstanding	(278,814)	$(1,666,793)

Note 8.	Borrowings

The Portfolio, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of 0.11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly. The Portfolio’s portion of the commitment fee is presented on the Statement of Operations.

The Portfolio utilized the SCA during the year ended December 31, 2015. The average daily balance for the 6 days that the Portfolio had loans outstanding during the period was $110,667 borrowed at a weighted average interest rate of 1.45%. The maximum loan balance outstanding amount during the period was $183,000. At December 31, 2015, the Portfolio did not have an outstanding loan balance.

Note 9.	Ownership and Affiliates

As of December 31, 2015, all of Class I shares of record of the Portfolio were owned by the Prudential Insurance Company of America (“PICA”), or subsidiaries thereof, on behalf of the owners of the variable insurance products issued by PICA. PICA is an indirect, wholly-owned subsidiary of Prudential.

B6

Note 10.	New Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Portfolio for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and has determined that there is no impact on the financial statement disclosures.

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

Note 11.	Subsequent Event

Subsequent to year-end, Prudential (the “Company”), the parent company of the Manager (PI), self reported to the Securities and Exchange Commission and notified other regulators that in some cases the Company failed to maximize securities lending income for certain Portfolios of the Prudential Series Fund due to a long-standing restriction benefitting the Company. The restriction has been removed and the Company is in the process of implementing a remediation plan for the benefit of such Portfolios, which will include reimbursement to the Portfolios of opportunity loss. The Board was recently informed of the restriction. The remediation plan and all aspects related to it will be under ongoing evaluation by the Board and will be subject to its approval.

B7

Financial Highlights

	SP International Growth Portfolio
	Class I
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012(c)	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.94	$6.30	$5.30	$4.36	$5.19

Income (Loss) From Investment Operations:
Net investment income	.03	.03	.02	.08	.02
Net realized and unrealized gain (loss) on investments	.17	(.39)	.98	.89	(.79)

Total from investment operations	.20	(.36)	1.00	.97	(.77)

Less Distributions:	—	—	—	(.03)	(.06)

Net Asset Value, end of year	$6.14	$5.94	$6.30	$5.30	$4.36

Total Return(a)	3.37%	(5.71)%	18.87%	22.40%	(14.91)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$71.5	$74.5	$86.9	$80.9	$75.5
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	1.22%	1.23%	1.30%	1.19%	1.21%
Expenses before waivers and/or expense reimbursement	1.23%	1.24%	1.31%	1.19%	1.21%
Net investment income	.51%	.55%	.37%	1.59%	.47%
Portfolio turnover rate	48%	55%	103%	111%	118%

	SP International Growth Portfolio
	Class II
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012(c)	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.83	$6.21	$5.24	$4.30	$5.10

Income (Loss) From Investment Operations:
Net investment income (loss)	.01	.01	— (d)	.06	— (d)
Net realized and unrealized gain (loss) on investments	.17	(.39)	.97	.88	(.78)

Total from investment operations	.18	(.38)	.97	.94	(.78)

Less Distributions:	—	—	—	—	(.02)

Net Asset Value, end of year	$6.01	$5.83	$6.21	$5.24	$4.30

Total Return(a)	3.09%	(6.12)%	18.51%	21.86%	(15.32)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6.1	$6.9	$9.1	$8.6	$7.2
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	1.62%	1.63%	1.70%	1.59%	1.61%
Expenses before waivers and/or expense reimbursement	1.63%	1.64%	1.71%	1.59%	1.61%
Net investment income (loss)	.13%	.17%	(.03)%	1.16%	(.09)%
Portfolio turnover rate	48%	55%	103%	111%	118%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $.005.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statement of assets and liabilities of SP International Growth Portfolio (hereafter referred to as the “Portfolio”), a portfolio of The Prudential Series Fund, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of The Prudential Series Fund (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (48) Trustee Since 2011 Overseen by Trustee: 113	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (66) Trustee Since 2013 Overseen by Trustee: 113	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (56) Trustee Since 2014 Overseen by Trustee: 113	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2013) of Realogy Holdings Corp. (residential real estate services); The Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (65) Trustee Since 2013 Overseen by Trustee: 113	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear, Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear, Stearns & Co., Inc. (1987-1995).	None
Delayne Dedrick Gold* (77) Trustee Since 2003 Overseen by Trustee: 113	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None
Robert F. Gunia* (69) Trustee Since 2003 Overseen by Trustee: 113	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (74) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 113	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None

E1

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (64) Trustee Since 2003 Overseen by Trustee: 113	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (49) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investment, LLC. The Funds for which Prudential Investment, LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (60) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (40) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Bradley C. Tobin* (41) Vice President Since 2014	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Deborah A. Docs* (57) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (57) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (41) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (52) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (37) Assistant Secretary Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).

E2

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Kathleen DeNicholas* (41) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (51) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (56) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (48) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (54) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Alan Fu* (59) Assistant Treasurer Since 2006	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).
Theresa C. Thompson* (53) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville* (47) Anti-Money Laundering Compliance Officer Since 2011	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced below.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

Owners of Group Variable Universal Life Insurance contracts should call (800) 562-9874.

Owners of Group Variable Universal Life Insurance contracts through AICPA should call (800) 223-7473.

The Prudential Series Fund offers two classes of shares in certain Portfolios: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts.

The Prudential Series Fund is distributed by Prudential Investment Management Services LLC (PIMS), 655 Broad Street, 19th Floor, Newark, NJ 07102, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STD U.S. POSTAGE PAID HARRISONBURG, VA PERMIT No. 250 ZIP CODE 22801

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877)778-5008, you can revoke, or “opt out,” of householding at any time.

©2016 Prudential Financial, Inc. and its related entities. Prudential Investments, Prudential, the Prudential logo, and the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0288141-00001-00    PSF-AR-SP INTL GROWTH

THE PRUDENTIAL SERIES FUND

ANNUAL REPORT • DECEMBER 31, 2015

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

For information regarding enrollment in the e-Delivery program, please see the inside front cover of this report.

SP Prudential U.S. Emerging Growth Portfolio

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The Prudential Series Fund Table of Contents	Annual Report	December 31, 2015

■	LETTER TO CONTRACT OWNERS

■	MARKET OVERVIEW

■	REPORT OF THE INVESTMENT MANAGER

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Directors and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2015

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

The Prudential Series Fund	January 29, 2016

Market Overview — unaudited	Annual Report	December 31, 2015

Equity Market Overview

After experiencing heightened volatility in late 2015, the S&P 500 Index recorded a 1.39% gain.

Events that affected market performance during the year included the ongoing Greek fiscal crisis, low energy prices, a strong US dollar, slowing growth in China, and the timing of the Federal Reserve Bank’s (Fed) interest rate hike.

Stocks stumbled early in the year over concerns about US economic growth, but rebounded in the second quarter on more upbeat forecasts, reaching highs in May. More uncertainty hit the market as oil prices continued lower. However, domestic equities advanced cautiously on earnings reports and news of moderate growth in the US economy on encouraging employment numbers.

In late August, in order to “pre-empt” an expected rate hike by the Fed in September, China surprised global markets by devaluing its currency, the yuan, in order to shield its flagging exports against a more expensive dollar. Subsequently, Chinese stocks plunged and weighed on virtually all equity markets. US equities experienced a correction and rebounded in October.

Jitters over the timing of the Fed’s first interest rate rise in nearly a decade loomed over equity markets until mid December, as the Fed hiked rates by 0.25%. Markets rose immediately after the news, but then hit more turbulence through the end of the year on concerns over economic conditions in China.

Sector performance was mixed, with five in positive territory and five falling into negative territory. Consumer discretionary topped all sectors with a 10.11% increase on powerful gains in the Internet, retail, and catalogue, and strong gains in the hotels, restaurants, and leisure industry. Health care posted a solid 6.89% gain for the year with help from the life sciences, tools, and services industries, and from gains in health care providers and services industries. Consumer staples rose by 6.60%, driven by the tobacco, food products, and personal products industries. Internet technology, with high returns in internet software and services, propelled the sector to a 5.92% gain. Telecommunications, hit by weakness in the diversified telecommunication industry, landed a 3.40% return.

On the downside, financials fell slightly, returning -1.53%, hurt by heavy losses in consumer finance and capital markets, while real estate showed positive returns. Industrials returned -2.53% on significant declines in road and rail products, trading companies, and distributors. Utilities returned -4.85% on severe weakness in independent power generators, while gas utilities were strong. Materials returned -8.38% on sharp declines in mining and metals. Price destruction in oil drove energy down to a return of -21.12%.

The Russell US Indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), were mixed, as growth style stocks generally outpaced value style. Small-cap stocks, as measured by the Russell 2000® Index, fell -4.41%. The Russell Midcap® Index returned -2.44%. In large-cap stocks, the Russell 1000® Value Index fell, returning -3.83% against the positive 5.67% return of the Russell 1000® Growth Index.

The Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI-EAFE), which measures the performance of developed markets excluding the United States and Canada, returned -0.81%, net of dividends, for the year.

International equities were pressured by geopolitical events, falling commodity prices, ongoing economic weakness in Europe, and a sustained manufacturing decline in China. European countries posted mixed performance, with heavily weighted countries struggling. Germany returned -1.89%, and France was marginally in the red with a -0.11% return. Oil producer Norway tumbled to a return of -14.99%. Stocks in the UK skidded to a -7.56% return. On the upside, Denmark led all countries, returning 23.43%.

In Asia, stocks were mixed on falling commodity prices and uncertainty over China’s weakening economic health. Japan returned 9.57% on higher corporate profits but a weaker economy. Countries with close links to China declined. Hong Kong returned -0.54% and Singapore stumbled, returning -17.71%. Commodity producer Australia returned -9.95% and New Zealand fell by -6.26%.

The MSCI Emerging Markets Index returned -14.92%. The Brazil, Russia, India, and China (BRIC) group returned -13.46%. Brazil, which is mired in a deep recession, plunged to a -41.37% return. Russia gained 4.21%. India returned -6.12% and China, hit by rollercoaster volatility, returned -7.82%.

Sources: Morgan Stanley Capital International, Standard & Poor’s, Frank Russell Company, and Prudential. All indexes are unmanaged and provide a broad indication of stock price movements. Russell indexes and Russell are service marks of the Frank Russell Company. Standard & Poor’s 500 Index comprises over 500 large, established, publicly traded stocks. The Russell 1000® Growth Index includes those Russell 1000® companies with higher price-to-book ratios and higher expected growth values. The Russell 1000® Value Index includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 2000® Index is a subset of the Russell 3000® Index, representing about 10% of the total market capitalization of that index. It includes about 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes about 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents about 31% of the total market capitalization of the Russell 1000® companies. The MSCI EAFE Index is a free float-adjusted market capitalization index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. These indexes are calculated in U.S. dollars, without dividends reinvested. Investors cannot directly invest in an index. Past performance does not guarantee future results.

The Prudential Series Fund, SP Prudential U.S. Emerging Growth Portfolio	December 31, 2015

Report of the Investment Managers - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	-2.36%	10.42%	8.64%
Portfolio: Class II	-2.74	9.97	8.22
Russell Midcap® Growth Index	-0.20	11.54	8.16
S&P Midcap 400 Index	-2.18	10.68	8.18

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2015, the SP Prudential U.S. Emerging Growth Portfolio Class I shares returned -2.36% and Class II shares returned -2.74%.

The net assets of the Portfolio at December 31, 2015 were $224.2 million.

The Portfolio’s investment objective is long-term capital appreciation. The Portfolio’s subadviser is Jennison Associates LLC (“Jennison”).

What were market conditions during the reporting period?

Weak energy prices, a strong US dollar, and slowing economic growth in China were key influences on the global economic landscape in 2015. Overall it was an environment with volatility in global financial markets, sluggish economic expansion, and below-average market earnings growth. Merger and acquisition activity continued at a torrid pace, with 2015 set to challenge records for the number and size of transactions announced.

What strategies or holdings affected the Portfolio’s performance?

The Russell Midcap® Growth Index (the Index) returned -0.20% in 2015 and endured significant volatility throughout the year. There was also wide disparity among sector performance within the Index. Consumer staples and health care generated solid gains; energy and utilities posted double-digit declines.

The Portfolio trailed the Index as stock selection in several sectors proved detrimental to relative results. In industrials, price declines and excess industry supply weighed on shares of Spirit Airlines. Jennison still likes the company’s valuation given prospects for growth, but is increasingly mindful of competitive pressures. Electrical distributor Wesco was also a detractor in the sector as weakness in commodity-driven end markets as well as foreign-exchange headwinds weighed on expected growth. While the near-term outlook is challenging, Jennison believes Wesco’s cost cuts, sales initiatives, and acquisitions leave the company well-positioned.

Negative sentiment weighed on shares of SLM, which drove the Portfolio’s underperformance in financials. Jennison believes that the business model remains strong and, at current valuation, the reward to risk is very attractive.

Hain Celestial, the largest producer of natural and organic food products in the US, was a detractor in consumer staples and the overall Portfolio due to ongoing weakness in the natural foods channel. Nevertheless, Jennison believes that Hain is well positioned for outsized growth in the future. The company is actively expanding its distribution in conventional grocers, which are gaining market share over natural-food-specific grocers, and Jennison finds its exposure to fast-growing channels like e-commerce attractive.

Conversely, stock selection in information technology and consumer discretionary was beneficial to relative results. Two positions, Vantiv and Electronic Arts, drove outperformance in the information technology sector. Vantiv’s better-than-expected results were driven mostly by organic growth in merchant services. Jennison continues to believe that both the e-commerce and merchant bank channels have long runways for growth, and that Vantiv’s scale and efficient technology platform should support superior profitability. Electronic Arts impressed investors with its accelerating growth in digital downloads. This growth is the cornerstone to Jennison’s investment decision, as digital downloads produce much higher recurring margins than packaged goods.

In consumer discretionary and overall portfolio, retailer Ulta Salon, Cosmetics, and Fragrance was a standout. Jennison likes Ulta’s traffic trends and believes it will continue to capitalize on its differentiated business model in a stable, growing category.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

The Russell Midcap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The S&P Midcap 400 Index is a widely accepted, unmanaged total return index of 400 domestic stocks measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and Prudential Financial company.

1

Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2015

SP Prudential U.S. Emerging Growth
Five Largest Holdings	(% of Net Assets	)
SBA Communications Corp.	2.8%
Vantiv, Inc.	2.5%
Roper Technologies, Inc.	2.4%
Red Hat, Inc.	2.3%
Henry Schein, Inc.	2.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Sectors are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2015

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolio		Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
SP Prudential U.S. Emerging Growth (Class I)	Actual	$1,000.00	$929.40	0.67%	$3.26
	Hypothetical	$1,000.00	$1,021.83	0.67%	$3.41
SP Prudential U.S. Emerging Growth (Class II)	Actual	$1,000.00	$1,048.50	1.07%	$5.52
	Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2015, and divided by the 365 days in the Portfolio’s fiscal year ending December 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2015

LONG-TERM INVESTMENTS — 96.0%
COMMON STOCKS	Shares	Value (Note 2)
Air Freight & Logistics — 0.7%
Expeditors International of Washington, Inc.	32,671	$1,473,462

Airlines — 1.2%
Spirit Airlines, Inc.*	51,404	2,048,449
United Continental Holdings, Inc.*	12,386	709,718

		2,758,167

Auto Components — 1.5%
Delphi Automotive PLC (United Kingdom)	38,899	3,334,811

Banks — 1.6%
First Republic Bank	41,127	2,716,850
SVB Financial Group*	7,221	858,577

		3,575,427

Beverages — 1.9%
Constellation Brands, Inc. (Class A Stock)	20,744	2,954,775
Monster Beverage Corp.*	8,579	1,277,928

		4,232,703

Biotechnology — 2.2%
Alnylam Pharmaceuticals, Inc.*	12,235	1,151,803
BioMarin Pharmaceutical, Inc.*	20,817	2,180,789
Incyte Corp.*	14,112	1,530,446

		4,863,038

Capital Markets — 2.7%
Affiliated Managers Group, Inc.*	21,358	3,412,154
TD Ameritrade Holding Corp.	76,200	2,644,902

		6,057,056

Chemicals — 3.6%
Airgas, Inc.	14,640	2,025,005
Axalta Coating Systems Ltd.*	103,367	2,754,731
FMC Corp.	53,480	2,092,672
WR Grace & Co.*	11,731	1,168,290

		8,040,698

Commercial Services & Supplies — 3.1%
Copart, Inc.*	69,465	2,640,364
Stericycle, Inc.*	35,843	4,322,666

		6,963,030

Communications Equipment — 0.9%
Palo Alto Networks, Inc.*	10,893	1,918,693

Construction & Engineering — 0.9%
Quanta Services, Inc.*	97,582	1,976,036

Consumer Finance — 1.2%
SLM Corp.*	407,507	2,656,946

Electrical Equipment — 1.5%
AMETEK, Inc.	64,602	3,462,021

Electronic Equipment, Instruments & Components — 1.8%
Amphenol Corp. (Class A Stock)	78,422	4,095,981

Food & Staples Retailing — 0.8%
Sprouts Farmers Market, Inc.*(a)	68,097	1,810,699

COMMON STOCKS
(continued)	Shares	Value (Note 2)
Food Products — 3.7%
Hain Celestial Group, Inc. (The)*	98,516	$3,979,061
J.M. Smucker Co. (The)	18,598	2,293,877
Mead Johnson Nutrition Co.	24,127	1,904,827

		8,177,765

Health Care Equipment & Supplies — 2.6%
Align Technology, Inc.*	41,895	2,758,786
Cooper Cos., Inc. (The)	14,716	1,974,887
DexCom, Inc.*	12,939	1,059,704

		5,793,377

Health Care Providers & Services — 7.8%
Centene Corp.*	59,351	3,905,889
Envision Healthcare Holdings, Inc.*	102,575	2,663,873
Henry Schein, Inc.*	30,904	4,888,704
Laboratory Corp. of America Holdings*	21,099	2,608,680
Universal Health Services, Inc. (Class B Stock)	28,846	3,446,809

		17,513,955

Hotels, Restaurants & Leisure — 3.1%
Hilton Worldwide Holdings, Inc.	130,953	2,802,394
Norwegian Cruise Line Holdings Ltd.*	39,075	2,289,795
Starwood Hotels & Resorts Worldwide, Inc.	26,874	1,861,831

		6,954,020

Household Products — 1.2%
Church & Dwight Co., Inc.	30,732	2,608,532

Independent Power & Renewable Electricity Producers — 0.7%
Abengoa Yield PLC (Spain)	76,383	1,473,428

Industrial Conglomerates — 2.9%
Carlisle Cos., Inc.	11,973	1,061,885
Roper Technologies, Inc.	29,115	5,525,736

		6,587,621

Internet Software & Services — 1.7%
LinkedIn Corp. (Class A Stock)*	17,133	3,856,296

IT Services — 4.0%
FleetCor Technologies, Inc.*	14,578	2,083,633
Global Payments, Inc.	19,964	1,287,878
Vantiv, Inc. (Class A Stock)*	118,731	5,630,224

		9,001,735

Life Sciences Tools & Services — 0.2%
Illumina, Inc.*	2,639	506,543

Machinery — 0.6%
Flowserve Corp.	33,068	1,391,501

Media — 1.0%
AMC Networks, Inc. (Class A Stock)*	29,986	2,239,354

Metals & Mining — 0.5%
Reliance Steel & Aluminum Co.	20,526	1,188,661

Multiline Retail — 4.4%
Burlington Stores, Inc.*	51,937	2,228,097
Dollar General Corp.	40,001	2,874,872
Dollar Tree, Inc.*	61,883	4,778,605

		9,881,574

SEE NOTES TO FINANCIAL STATEMENTS.

A1

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels — 1.3%
Concho Resources, Inc.*	12,220	$1,134,749
Noble Energy, Inc.	56,133	1,848,460

		2,983,209

Pharmaceuticals — 2.1%
Endo International PLC*	51,882	3,176,216
Jazz Pharmaceuticals PLC*	11,342	1,594,232

		4,770,448

Professional Services — 1.5%
IHS, Inc. (Class A Stock)*	27,633	3,272,576

Real Estate Investment Trusts (REITs) — 3.6%
Crown Castle International Corp.	51,009	4,409,728
MFA Financial, Inc.	200,750	1,324,950
Starwood Property Trust, Inc.	111,492	2,292,276

		8,026,954

Real Estate Management & Development — 1.5%
CBRE Group, Inc. (Class A Stock)*	97,092	3,357,441

Road & Rail — 0.6%
Kansas City Southern	16,777	1,252,739

Semiconductors & Semiconductor Equipment — 3.1%
Analog Devices, Inc.	45,054	2,492,387
NXP Semiconductors NV (Netherlands)*	33,484	2,821,027
Xilinx, Inc.	32,318	1,517,977

		6,831,391

Software — 10.1%
Check Point Software Technologies Ltd. (Israel)*(a)	29,295	2,384,027
Electronic Arts, Inc.*	65,184	4,479,445
Intuit, Inc.	36,178	3,491,177
Red Hat, Inc.*	61,825	5,119,728
ServiceNow, Inc.*	37,259	3,225,139
Splunk, Inc.*	39,419	2,318,231
Ultimate Software Group, Inc. (The)*	8,123	1,588,128

		22,605,875

Specialty Retail — 7.3%
L Brands, Inc.	27,139	2,600,459
O’Reilly Automotive, Inc.*	10,418	2,640,130
Ross Stores, Inc.	71,479	3,846,285
Signet Jewelers Ltd.	27,495	3,400,856
Ulta Salon Cosmetics & Fragrance, Inc.*	21,411	3,961,035

		16,448,765

Textiles, Apparel & Luxury Goods — 1.6%
Kate Spade & Co.*	77,740	1,381,440
PVH Corp.	21,654	1,594,817
Under Armour, Inc. (Class A Stock)*(a)	8,229	663,340

		3,639,597

COMMON STOCKS (continued)	Shares	Value (Note 2)
Trading Companies & Distributors — 0.5%
WESCO International, Inc.*(a)	27,734	$1,211,421

Wireless Telecommunication Services — 2.8%
SBA Communications Corp. (Class A Stock)*	60,607	6,367,978

TOTAL LONG-TERM INVESTMENTS (cost $160,128,036)		215,161,524

SHORT-TERM INVESTMENT — 5.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $11,425,321; includes $2,589,492 of cash collateral for securities on loan) (b)(w)(Note 4)	11,425,321	11,425,321

TOTAL INVESTMENTS — 101.1% (cost $171,553,357)		226,586,845

LIABILITIES IN EXCESS OF OTHER ASSETS — (1.1)%		(2,434,039)

NET ASSETS — 100.0%		$224,152,806

The following abbreviation is used in the annual report:

OTC	Over-the-counter

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,519,348; cash collateral of $2,589,492 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A2

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Air Freight & Logistics	$1,473,462	$—	$—
Airlines	2,758,167	—	—
Auto Components	3,334,811	—	—
Banks	3,575,427	—	—
Beverages	4,232,703	—	—
Biotechnology	4,863,038	—	—
Capital Markets	6,057,056	—	—
Chemicals	8,040,698	—	—
Commercial Services & Supplies	6,963,030	—	—
Communications Equipment	1,918,693	—	—
Construction & Engineering	1,976,036	—	—
Consumer Finance	2,656,946	—	—
Electrical Equipment	3,462,021	—	—
Electronic Equipment, Instruments & Components	4,095,981	—	—
Food & Staples Retailing	1,810,699	—	—
Food Products	8,177,765	—	—
Health Care Equipment & Supplies	5,793,377	—	—
Health Care Providers & Services	17,513,955	—	—
Hotels, Restaurants & Leisure	6,954,020	—	—
Household Products	2,608,532	—	—
Independent Power & Renewable Electricity Producers	1,473,428	—	—
Industrial Conglomerates	6,587,621	—	—
Internet Software & Services	3,856,296	—	—
IT Services	9,001,735	—	—
Life Sciences Tools & Services	506,543	—	—
Machinery	1,391,501	—	—
Media	2,239,354	—	—
Metals & Mining	1,188,661	—	—
Multiline Retail	9,881,574	—	—
Oil, Gas & Consumable Fuels	2,983,209	—	—
Pharmaceuticals	4,770,448	—	—
Professional Services	3,272,576	—	—
Real Estate Investment Trusts (REITs)	8,026,954	—	—
Real Estate Management & Development	3,357,441	—	—
Road & Rail	1,252,739	—	—
Semiconductors & Semiconductor Equipment	6,831,391	—	—
Software	22,605,875	—	—
Specialty Retail	16,448,765	—	—
Textiles, Apparel & Luxury Goods	3,639,597	—	—
Trading Companies & Distributors	1,211,421	—	—
Wireless Telecommunication Services	6,367,978	—	—
Affiliated Money Market Mutual Fund	11,425,321	—	—

Total	$226,586,845	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A3

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Software	10.1%
Health Care Providers & Services	7.8
Specialty Retail	7.3
Affiliated Money Market Mutual Fund (including 1.2% of collateral for securities on loan)	5.1
Multiline Retail	4.4
IT Services	4.0
Food Products	3.7
Chemicals	3.6
Real Estate Investment Trusts (REITs)	3.6
Commercial Services & Supplies	3.1
Hotels, Restaurants & Leisure	3.1
Semiconductors & Semiconductor Equipment	3.1
Industrial Conglomerates	2.9
Wireless Telecommunication Services	2.8
Capital Markets	2.7
Health Care Equipment & Supplies	2.6
Biotechnology	2.2
Pharmaceuticals	2.1
Beverages	1.9
Electronic Equipment, Instruments & Components	1.8

Internet Software & Services	1.7%
Textiles, Apparel & Luxury Goods	1.6
Banks	1.6
Electrical Equipment	1.5
Real Estate Management & Development	1.5
Auto Components	1.5
Professional Services	1.5
Oil, Gas & Consumable Fuels	1.3
Airlines	1.2
Consumer Finance	1.2
Household Products	1.2
Media	1.0
Construction & Engineering	0.9
Communications Equipment	0.9
Food & Staples Retailing	0.8
Air Freight & Logistics	0.7
Independent Power & Renewable Electricity Producers	0.7
Machinery	0.6
Road & Rail	0.6
Trading Companies & Distributors	0.5
Metals & Mining	0.5
Life Sciences Tools & Services	0.2

101.1
Liabilities in excess of other assets	(1.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A4

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2015

ASSETS
Investments at value, including securities on loan of $2,519,348:
Unaffiliated investments (cost $160,128,036)	$215,161,524
Affiliated investments (cost $11,425,321)	11,425,321
Cash	42
Receivable for investments sold	198,949
Dividends receivable	148,855
Receivable for Series shares sold	15,393
Tax reclaim receivable	4,832
Prepaid expenses	2,234

Total Assets	226,957,150

LIABILITIES
Payable to broker for collateral for securities on loan	2,589,492
Management fee payable	114,962
Accrued expenses	69,132
Payable for Series shares repurchased	28,215
Deferred trustees’ fees	1,259
Affiliated transfer agent fee payable	980
Distribution fee payable	190
Administration fee payable	114

Total Liabilities	2,804,344

NET ASSETS	$224,152,806

Net assets were comprised of:
Paid-in capital	$83,219,866
Retained earnings	140,932,940

Net assets, December 31, 2015	$224,152,806

Class I:
Net asset value and redemption price per share $223,322,525 / 19,286,229 outstanding shares of beneficial interest	$11.58

Class II:
Net asset value and redemption price per share $830,281 / 75,370 outstanding shares of beneficial interest	$11.02

STATEMENT OF OPERATIONS

as of December 31, 2015

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income	$1,584,720
Affiliated income from securities lending, net	21,750
Affiliated dividend income	12,524

Total income	1,618,994

EXPENSES
Management fee	1,473,689
Distribution fee—Class II	2,395
Administration fee—Class II	1,437
Custodian and accounting fees	57,000
Shareholders’ reports	48,000
Audit fee	26,000
Transfer agent’s fees and expenses (including affiliated expense of $5,800)	12,000
Trustees’ fees	10,000
Legal fees and expenses	9,000
Insurance expenses	3,000
Miscellaneous	13,483

Total expenses	1,656,004

NET INVESTMENT LOSS	(37,010)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	18,916,583
Foreign currency transactions	(812)

18,915,771

Net change in unrealized appreciation (depreciation) on:
Investments	(23,989,507)
Foreign currencies	(55)

(23,989,562)

NET LOSS ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(5,073,791)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,110,801)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(37,010)	$539,159
Net realized gain on investment and foreign currency transactions	18,915,771	34,102,181
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(23,989,562)	(12,120,283)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,110,801)	22,521,057

SERIES SHARE TRANSACTIONS (NOTE 7)
Series shares sold	5,696,276	4,977,132
Series shares repurchased	(26,437,348)	(30,013,613)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(20,741,072)	(25,036,481)

TOTAL DECREASE	(25,851,873)	(2,515,424)
NET ASSETS:
Beginning of year	250,004,679	252,520,103

End of year	$224,152,806	$250,004,679

SEE NOTES TO FINANCIAL STATEMENTS.

A5

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1.	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is composed of seventeen Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to SP Prudential U.S. Emerging Growth Portfolio.

The Portfolio’s investment objective is long-term capital appreciation.

Note 2.	Accounting Policies

The Series Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolio consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    The Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

B1

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Portfolio securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, the Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s subadviser under the guidelines adopted by the Board. However, the liquidity of the Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Notwithstanding the above, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains or losses on foreign currency translations.

B2

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk:    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Master Netting Arrangements:    The Portfolio is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending:    The Portfolio may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The borrower receives all interest and dividends and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than administration and distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, the Portfolio is treated as a separate taxpaying entity. The Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (Participating Insurance Companies). The Portfolio is not generally subject to entity-level taxation. Shareholders of the Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts at the time the related income/gain is recorded.

Distributions:    Distributions, if any, from the Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. Distributions are recorded on the ex-date.

B3

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3.	Agreements

The Portfolio has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”) (the “Subadviser”), under which Jennison provides investment advisory services for the Portfolio. PI pays for the services of the Jennison, the cost of compensation of officers of the Portfolio, occupancy and certain clerical and administrative expenses of the Portfolio. The Portfolio bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of 0.60% of the Portfolio’s average daily net assets. The effective management fee rate was 0.60% for the year ended December 31, 2015.

The Portfolio has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Portfolio. The Portfolio compensates PIMS for distributing and servicing the Portfolio’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Portfolio. Pursuant to the Class II Plan, the Class II shares of the Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Portfolio has an administration agreement with PI, which acts as the administrator of the Class II shares of the Portfolio. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PIMS, PI, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolio has entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Such amounts are included within realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2015, brokerage commission recaptured under these agreements was $13,042.

Note 4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Portfolio’s transfer agent. Transfer agent’s fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, is the Portfolio’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended December 31, 2015, PGIM, Inc. has been compensated approximately $6,497 for these services. On January 4, 2016, PIM (Prudential Investment Management, Inc.) was renamed PGIM, Inc.

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Portfolio invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

B4

Note 5.	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2015 were $79,728,537 and $104,400,903, respectively.

Note 6.	Tax Information

The Portfolio is treated as a partnership for tax purposes. The character of the cash distributions, if any, made by the partnership is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value. The Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Portfolio’s financial statements for the current reporting period. The Portfolio’s federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7.	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of the Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolio. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2015, the SP Prudential U.S. Emerging Growth Portfolio has Class II shares outstanding.

Transactions in shares of beneficial interest were as follows:

Class I:	Shares	Amount
Year ended December 31, 2015:
Series shares sold	435,267	$5,331,092
Series shares repurchased	(2,149,064)	(26,043,791)

Net increase (decrease) in shares outstanding	(1,713,797)	$(20,712,699)

Year ended December 31, 2014:
Series shares sold	425,884	$4,700,683
Series shares repurchased	(2,688,562)	(29,861,411)

Net increase (decrease) in shares outstanding	(2,262,678)	$(25,160,728)

Class II:
Year ended December 31, 2015:
Series shares sold	30,609	$365,184
Series shares repurchased	(33,590)	(393,557)

Net increase (decrease) in shares outstanding	(2,981)	$(28,373)

Year ended December 31, 2014:
Series shares sold	26,631	$276,449
Series shares repurchased	(14,285)	(152,202)

Net increase (decrease) in shares outstanding	12,346	$124,247

B5

Note 8.	Borrowings

The Portfolio, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of 0.11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The Portfolio’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Portfolio did not utilize the SCA during the year ended December 31, 2015.

Note 9.	Ownership and Affiliates

As of December 31, 2015, all of Class I shares of record of the Portfolio were owned by the Prudential Insurance Company of America (“PICA”), or subsidiaries thereof, on behalf of the owners of the variable insurance products issued by PICA. PICA is an indirect, wholly-owned subsidiary of Prudential.

Note 10.	New Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Portfolio for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and has determined that there is no impact on the financial statement disclosures.

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

Note 11.	Subsequent Event

Subsequent to year-end, Prudential (the “Company”), the parent company of the Manager (PI), self reported to the Securities and Exchange Commission and notified other regulators that in some cases the Company failed to maximize securities lending income for certain Portfolios of the Prudential Series Fund due to a long-standing restriction benefitting the Company. The restriction has been removed and the Company is in the process of implementing a remediation plan for the benefit of such Portfolios, which will include reimbursement to the Portfolios of opportunity loss. The Board was recently informed of the restriction. The remediation plan and all aspects related to it will be under ongoing evaluation by the Board and will be subject to its approval.

B6

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2015(d)	2014(d)	2013(d)	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.86	$10.83	$8.43	$7.80	$7.74

Income From Investment Operations:
Net investment income (loss)	— (c)	.02	.01	.06	.04
Net realized and unrealized gain on investments	(.28)	1.01	2.39	1.21	.13

Total from investment operations	(.28)	1.03	2.40	1.27	.17

Less Distributions	—	—	—	(.64)	(.11)

Net Asset Value, end of year	$11.58	$11.86	$10.83	$8.43	$7.80

Total Return(a)	(2.36)%	9.51%	28.47%	16.88%	2.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$223.3	$249.1	$251.8	$221.0	$210.8
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.67%	.68%	.68%	.67%	.64%
Expenses before waivers and/or expense reimbursement	.67%	.68%	.68%	.67%	.64%
Net investment income	(.01)%	.22%	.08%	.73%	.39%
Portfolio turnover rate	34%	45%	38%	44%	40%

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended December 31,
	2015(d)	2014(d)	2013(d)	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.33	$10.38	$8.12	$7.53	$7.48

Income (Loss) From Investment Operations:
Net investment income (loss)	(.05)	(.02)	(.03)	.04	— (c)
Net realized and unrealized gain on investments	(.26)	.97	2.29	1.16	.13

Total from investment operations	(.31)	.95	2.26	1.20	.13

Less Distributions	—	—	—	(.61)	(.08)

Net Asset Value, end of year	$11.02	$11.33	$10.38	$8.12	$7.53

Total Return(a)	(2.74)%	9.15%	27.83%	16.44%	1.77%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$.8	$1.0	$.7	$.4	$.3
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	1.07%	1.08%	1.08%	1.07%	1.04%
Expenses before waivers and/or expense reimbursement	1.07%	1.08%	1.08%	1.07%	1.04%
Net investment income (loss)	(.40)%	(.19)%	(.32)%	.38%	(.01)%
Portfolio turnover rate	34%	45%	38%	44%	40%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Less than $.005 per share.

(d)	Calculated based on average shares outstanding during the period.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statement of assets and liabilities of SP Prudential U.S. Emerging Growth Portfolio (hereafter referred to as the “Portfolio”), a portfolio of The Prudential Series Fund, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of The Prudential Series Fund (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (48) Trustee Since 2011 Overseen by Trustee: 113	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (66) Trustee Since 2013 Overseen by Trustee: 113	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (56) Trustee Since 2014 Overseen by Trustee: 113	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2013) of Realogy Holdings Corp. (residential real estate services); The Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (65) Trustee Since 2013 Overseen by Trustee: 113	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear, Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear, Stearns & Co., Inc. (1987-1995).	None
Delayne Dedrick Gold* (77) Trustee Since 2003 Overseen by Trustee: 113	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None
Robert F. Gunia* (69) Trustee Since 2003 Overseen by Trustee: 113	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (74) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 113	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None

E1

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (64) Trustee Since 2003 Overseen by Trustee: 113	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (49) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investment, LLC. The Funds for which Prudential Investment, LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (60) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (40) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Bradley C. Tobin* (41) Vice President Since 2014	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Deborah A. Docs* (57) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (57) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (41) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (52) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (37) Assistant Secretary Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).

E2

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Kathleen DeNicholas* (41) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (51) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (56) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (48) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (54) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Alan Fu* (59) Assistant Treasurer Since 2006	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).
Theresa C. Thompson* (53) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville* (47) Anti-Money Laundering Compliance Officer Since 2011	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced below.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

Owners of Group Variable Universal Life Insurance contracts should call (800) 562-9874.

Owners of Group Variable Universal Life Insurance contracts through AICPA should call (800) 223-7473.

The Prudential Series Fund offers two classes of shares in certain Portfolios: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts.

The Prudential Series Fund is distributed by Prudential Investment Management Services LLC (PIMS), 655 Broad Street, 19th Floor, Newark, NJ 07102, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STD U.S. POSTAGE PAID HARRISONBURG, VA PERMIT No. 250 ZIP CODE 22801

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877)778-5008, you can revoke, or “opt out,” of householding at any time.

©2016 Prudential Financial, Inc. and its related entities. Prudential Investments, Prudential, the Prudential logo, and the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0284139-00001-00    PSF-AR-SP US EM GROWTH

THE PRUDENTIAL SERIES FUND

ANNUAL REPORT • DECEMBER 31, 2015

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

For information regarding enrollment in the e-Delivery program, please see the inside front cover of this report.

SP Small Cap Value Portfolio

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The Prudential Series Fund Table of Contents	Annual Report	December 31, 2015

■	LETTER TO CONTRACT OWNERS

■	MARKET OVERVIEW

■	REPORT OF THE INVESTMENT MANAGER

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Directors and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2015

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

The Prudential Series Fund	January 29, 2016

Market Overview — unaudited	Annual Report	December 31, 2015

Equity Market Overview

After experiencing heightened volatility in late 2015, the S&P 500 Index recorded a 1.39% gain.

Events that affected market performance during the year included the ongoing Greek fiscal crisis, low energy prices, a strong US dollar, slowing growth in China, and the timing of the Federal Reserve Bank’s (Fed) interest rate hike.

Stocks stumbled early in the year over concerns about US economic growth, but rebounded in the second quarter on more upbeat forecasts, reaching highs in May. More uncertainty hit the market as oil prices continued lower. However, domestic equities advanced cautiously on earnings reports and news of moderate growth in the US economy on encouraging employment numbers.

In late August, in order to “pre-empt” an expected rate hike by the Fed in September, China surprised global markets by devaluing its currency, the yuan, in order to shield its flagging exports against a more expensive dollar. Subsequently, Chinese stocks plunged and weighed on virtually all equity markets. US equities experienced a correction and rebounded in October.

Jitters over the timing of the Fed’s first interest rate rise in nearly a decade loomed over equity markets until mid December, as the Fed hiked rates by 0.25%. Markets rose immediately after the news, but then hit more turbulence through the end of the year on concerns over economic conditions in China.

Sector performance was mixed, with five in positive territory and five falling into negative territory. Consumer discretionary topped all sectors with a 10.11% increase on powerful gains in the Internet, retail, and catalogue, and strong gains in the hotels, restaurants, and leisure industry. Health care posted a solid 6.89% gain for the year with help from the life sciences, tools, and services industries, and from gains in health care providers and services industries. Consumer staples rose by 6.60%, driven by the tobacco, food products, and personal products industries. Internet technology, with high returns in internet software and services, propelled the sector to a 5.92% gain. Telecommunications, hit by weakness in the diversified telecommunication industry, landed a 3.40% return.

On the downside, financials fell slightly, returning -1.53%, hurt by heavy losses in consumer finance and capital markets, while real estate showed positive returns. Industrials returned -2.53% on significant declines in road and rail products, trading companies, and distributors. Utilities returned -4.85% on severe weakness in independent power generators, while gas utilities were strong. Materials returned -8.38% on sharp declines in mining and metals. Price destruction in oil drove energy down to a return of -21.12%.

The Russell US Indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), were mixed, as growth style stocks generally outpaced value style. Small-cap stocks, as measured by the Russell 2000® Index, fell -4.41%. The Russell Midcap® Index returned -2.44%. In large-cap stocks, the Russell 1000® Value Index fell, returning -3.83% against the positive 5.67% return of the Russell 1000® Growth Index.

The Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI-EAFE), which measures the performance of developed markets excluding the United States and Canada, returned -0.81%, net of dividends, for the year.

International equities were pressured by geopolitical events, falling commodity prices, ongoing economic weakness in Europe, and a sustained manufacturing decline in China. European countries posted mixed performance, with heavily weighted countries struggling. Germany returned -1.89%, and France was marginally in the red with a -0.11% return. Oil producer Norway tumbled to a return of -14.99%. Stocks in the UK skidded to a -7.56% return. On the upside, Denmark led all countries, returning 23.43%.

In Asia, stocks were mixed on falling commodity prices and uncertainty over China’s weakening economic health. Japan returned 9.57% on higher corporate profits but a weaker economy. Countries with close links to China declined. Hong Kong returned -0.54% and Singapore stumbled, returning -17.71%. Commodity producer Australia returned -9.95% and New Zealand fell by -6.26%.

The MSCI Emerging Markets Index returned -14.92%. The Brazil, Russia, India, and China (BRIC) group returned -13.46%. Brazil, which is mired in a deep recession, plunged to a -41.37% return. Russia gained 4.21%. India returned -6.12% and China, hit by rollercoaster volatility, returned -7.82%.

Sources: Morgan Stanley Capital International, Standard & Poor’s, Frank Russell Company, and Prudential. All indexes are unmanaged and provide a broad indication of stock price movements. Russell indexes and Russell are service marks of the Frank Russell Company. Standard & Poor’s 500 Index comprises over 500 large, established, publicly traded stocks. The Russell 1000® Growth Index includes those Russell 1000® companies with higher price-to-book ratios and higher expected growth values. The Russell 1000® Value Index includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 2000® Index is a subset of the Russell 3000® Index, representing about 10% of the total market capitalization of that index. It includes about 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes about 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents about 31% of the total market capitalization of the Russell 1000® companies. The MSCI EAFE Index is a free float-adjusted market capitalization index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. These indexes are calculated in U.S. dollars, without dividends reinvested. Investors cannot directly invest in an index. Past performance does not guarantee future results.

The Prudential Series Fund, SP Small Cap Value Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-5.36%	9.02%	6.92%
Russell 2000® Value Index	-7.47	7.67	5.57
Russell 2500™ Index	-2.90	10.32	7.56

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. The Russell 2000® Value and Russell 2500TM Index are trademark/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the SP Small Cap Value Portfolio returned -5.36%.

The net assets of the Portfolio at December 31, 2015 were $189.6 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio’s subadvisers are Goldman Sachs Asset Management, L.P. (Goldman).

What were Market conditions during the reporting period?

The Russell 2000® Value Index (the Index) returned -7.47% in 2015. Large-cap stocks, as in 2014, led small caps. Among Russell small caps, growth stocks notably outperformed value stocks. The financials sector comprises roughly 40% of the Index, and outperformed the broader Russell 2000 Value by over six percentage points. However, the overall performance of the Index was constrained by the sharply negative returns of energy and industrials stocks.

What strategies or holdings affected the Portfolio’s performance?

Gains from stock selection drove the Portfolio’s outperformance of the Index, particularly in the financials, energy, and materials sectors, although stock selection in the technology and industrials sectors detracted. The Portfolio benefited from its underweights compared with the Index in the energy sector and REITs (Real Estate Investment Trusts). The prospect of rising interest rates helped fuel a broad selloff in these investments. The Portfolio’s performance was also mildly hurt by its above-average exposure to more volatile stocks, as investors showed a preference for “safety” stocks that are less affected by overall market sentiment.

Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 2500 Index is an unmanaged market cap-weighted index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

1

Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2015

SP Small Cap Value
Five Largest Holdings	(% of Net Assets	)
Pebblebrook Hotel Trust, Real Estate Investment Trusts (REITs)	1.3%
CubeSmart, Real Estate Investment Trusts (REITs)	1.3%
TreeHouse Foods, Inc., Food Products	1.2%
PrivateBancorp, Inc., Banks	1.2%
Chesapeake Lodging Trust, Real Estate Investment Trusts (REITs)	1.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Sectors are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2015

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
SP Small Cap Value (Class I)	Actual	$1,000.00	$923.00	1.08%	$5.23
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2015, and divided by the 365 days in the Portfolio’s fiscal year ending December 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

SP SMALL CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2015

LONG-TERM INVESTMENTS — 97.7%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.2%
Curtiss-Wright Corp.	14,854	$1,017,499
Esterline Technologies Corp.*	24,544	1,988,064
Moog, Inc. (Class A Stock)*	18,953	1,148,552

		4,154,115

Air Freight & Logistics — 0.7%
Forward Air Corp.	29,921	1,286,902

Auto Components — 0.9%
American Axle & Manufacturing Holdings, Inc.*	22,227	420,979
Cooper Tire & Rubber Co.	16,329	618,053
Tower International, Inc.*	22,132	632,311

		1,671,343

Banks — 16.7%
BancorpSouth, Inc.	62,329	1,495,273
Bank of the Ozarks, Inc.	32,227	1,593,948
Banner Corp.(g)	13,240	607,186
BNC Bancorp	6,872	174,411
Boston Private Financial Holdings, Inc.	59,303	672,496
CoBiz Financial, Inc.	26,005	348,987
Community Bank System, Inc.(a)	24,136	963,992
ConnectOne Bancorp, Inc.	14,797	276,556
CVB Financial Corp.(a)	59,001	998,297
First Financial Bankshares, Inc.	32,096	968,336
First Merchants Corp.	25,533	649,049
First Midwest Bancorp, Inc.	34,466	635,208
First of Long Island Corp. (The)	9,676	290,280
Flushing Financial Corp.	27,533	595,814
Glacier Bancorp, Inc.	43,810	1,162,279
Great Western Bancorp, Inc.*	45,720	1,326,794
Heritage Financial Corp.	16,522	311,275
Home BancShares, Inc.	21,969	890,184
Independent Bank Corp.	17,606	819,031
Independent Bank Group, Inc.	8,125	260,000
Lakeland Financial Corp.	9,924	462,657
LegacyTexas Financial Group, Inc.	50,081	1,253,027
MB Financial, Inc.	45,593	1,475,846
PacWest Bancorp	25,839	1,113,661
Pinnacle Financial Partners, Inc.	27,327	1,403,515
PrivateBancorp, Inc.	56,699	2,325,793
Prosperity Bancshares, Inc.	30,726	1,470,546
Renasant Corp.	19,154	659,089
Sandy Spring Bancorp, Inc.	12,804	345,196
South State Corp.	15,955	1,147,962
Southwest Bancorp, Inc.	18,155	317,349
State Bank Financial Corp.	23,675	497,885
Summit State Bank	4,086	55,774
Texas Capital Bancshares, Inc.*	12,424	613,994
Trico Bancshares	13,572	372,416
UMB Financial Corp.	15,124	704,022
Webster Financial Corp.	55,835	2,076,504
Wintrust Financial Corp.	7,132	346,045

		31,680,677

Biotechnology — 0.4%
Infinity Pharmaceuticals, Inc.*	59,887	470,113
Natera, Inc.*(a)	20,619	222,685

		692,798

COMMON STOCKS (continued)	Shares	Value (Note 2)
Building Products — 0.7%
Armstrong World Industries, Inc.*	13,523	$618,407
Continental Building Products, Inc.*	42,132	735,625

		1,354,032

Capital Markets — 1.6%
Golub Capital BDC, Inc.(a)	15,486	257,532
Moelis & Co. (Class A Stock)	3,308	96,527
New Mountain Finance Corp.	21,672	282,169
OM Asset Management PLC (United Kingdom)	62,681	960,900
Stifel Financial Corp.*	26,056	1,103,732
Virtu Financial, Inc. (Class A Stock)*	17,121	387,620

		3,088,480

Chemicals — 1.7%
Axiall Corp.	3,517	54,162
Methanex Corp. (Canada)(a)	2,491	82,228
Minerals Technologies, Inc.	5,224	239,573
PolyOne Corp.	29,332	931,584
Quaker Chemical Corp.	7,209	556,967
WR Grace & Co.*	13,590	1,353,428

		3,217,942

Commercial Services & Supplies — 2.3%
ABM Industries, Inc.	42,907	1,221,562
Ceco Environmental Corp.	30,094	231,122
G&K Services, Inc. (Class A Stock)	8,690	546,601
Mobile Mini, Inc.	28,708	893,680
MSA Safety, Inc.	8,668	376,798
Progressive Waste Solutions Ltd. (Canada)	47,821	1,126,185

		4,395,948

Communications Equipment — 1.7%
Digi International, Inc.*	2,522	28,700
Lumentum Holdings, Inc.*	13,494	297,138
NetScout Systems, Inc.*	18,318	562,363
Polycom, Inc.*	71,806	904,037
RADWARE Ltd. (Israel)*	38,396	588,995
Viavi Solutions, Inc.*	138,080	840,907

		3,222,140

Construction & Engineering — 0.8%
EMCOR Group, Inc.	29,836	1,433,321

Construction Materials — 0.9%
Eagle Materials, Inc.	14,467	874,241
Summit Materials, Inc. (Class A Stock)*	46,061	923,062

		1,797,303

Containers & Packaging — 1.1%
Berry Plastics Group, Inc.*	34,167	1,236,162
Graphic Packaging Holding Co.	66,888	858,173

		2,094,335

Distributors — 0.4%
Core-Mark Holding Co., Inc.	8,718	714,353

Diversified Financial Services — 0.5%
MarketAxess Holdings, Inc.	7,806	871,072

SEE NOTES TO FINANCIAL STATEMENTS.

A1

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities — 2.4%
IDACORP, Inc.	23,593	$1,604,324
PNM Resources, Inc.	49,152	1,502,577
Portland General Electric Co.	42,051	1,529,395

		4,636,296

Electrical Equipment — 0.5%
EnerSys	8,726	488,045
Thermon Group Holdings, Inc.*	27,825	470,799

		958,844

Electronic Equipment, Instruments & Components — 2.0%
Anixter International, Inc.*	15,958	963,704
CTS Corp.	34,854	614,825
Littelfuse, Inc.	6,408	685,720
Newport Corp.*	45,567	723,148
Plexus Corp.*	24,034	839,267

		3,826,664

Energy Equipment & Services — 0.1%
Forum Energy Technologies, Inc.*	15,453	192,544

Food Products — 2.0%
Freshpet, Inc.*(a)	3,475	29,503
Hain Celestial Group, Inc. (The)*	8,021	323,968
J&J Snack Foods Corp.	5,351	624,301
Post Holdings, Inc.*(a)	7,404	456,827
TreeHouse Foods, Inc.*	29,770	2,335,754

		3,770,353

Gas Utilities — 1.9%
New Jersey Resources Corp.	46,804	1,542,660
Southwest Gas Corp.	27,040	1,491,526
WGL Holdings, Inc.	9,101	573,272

		3,607,458

Health Care Equipment & Supplies — 1.5%
CONMED Corp.	10,756	473,802
Endologix, Inc.*(a)	88,256	873,734
Integra LifeSciences Holdings Corp.*	13,843	938,279
Wright Medical Group NV*(a)	25,052	605,757

		2,891,572

Health Care Providers & Services — 1.5%
Air Methods Corp.*(a)	29,711	1,245,782
Amsurg Corp.*	10,989	835,164
HealthSouth Corp.	23,970	834,396

		2,915,342

Health Care Technology — 0.4%
HMS Holdings Corp.*	68,251	842,217

Hotels, Restaurants & Leisure — 2.9%
Bojangles’, Inc.*	1,102	17,489
Cracker Barrel Old Country Store, Inc.(a)	2,990	379,222
Diamond Resorts International, Inc.*(a)	44,916	1,145,807
Jack in the Box, Inc.(a)	16,975	1,302,152
Marriott Vacations Worldwide Corp.	16,596	945,142
Vail Resorts, Inc.	13,206	1,690,236

		5,480,048

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables — 0.8%
Calatlantic Group, Inc.	17,768	$673,763
Meritage Homes Corp.*	17,165	583,438
William Lyon Homes (Class A Stock)*(a)	16,494	272,151

		1,529,352

Household Products — 1.0%
Spectrum Brands Holdings, Inc.	19,547	1,989,885

Independent Power & Renewable Electricity Producers — 0.3%
Dynegy, Inc.*	37,427	501,522

Industrial Conglomerates — 0.3%
Carlisle Cos., Inc.	6,426	569,922

Insurance — 5.5%
American Equity Investment Life Holding Co.	54,501	1,309,659
AMERISAFE, Inc.	9,995	508,746
AmTrust Financial Services, Inc.	13,608	837,981
CNO Financial Group, Inc.	109,658	2,093,371
Endurance Specialty Holdings Ltd.	14,583	933,166
Enstar Group Ltd. (Bermuda)*(g)	3,310	496,632
Fidelity & Guaranty Life	8,157	206,943
Maiden Holdings Ltd.	84,021	1,252,753
National General Holdings Corp.	47,994	1,049,149
ProAssurance Corp.	11,440	555,183
RLI Corp.	14,063	868,390
Symetra Financial Corp.	8,983	285,390

		10,397,363

Internet & Catalog Retail — 0.4%
HSN, Inc.	13,999	709,329

Internet Software & Services — 0.2%
Everyday Health, Inc.*	56,319	339,040

IT Services — 0.9%
Convergys Corp.	45,305	1,127,641
MAXIMUS, Inc.	10,218	574,763

		1,702,404

Life Sciences Tools & Services — 0.1%
Bruker Corp.*	4,756	115,428

Machinery — 3.3%
Actuant Corp. (Class A Stock)	14,646	350,918
Alamo Group, Inc.	9,913	516,467
Barnes Group, Inc.	25,123	889,103
Clarcor, Inc.	13,558	673,561
Manitowoc Co., Inc. (The)	65,435	1,004,427
RBC Bearings, Inc.*	12,928	835,020
Standex International Corp.	4,943	411,010
Watts Water Technologies, Inc. (Class A Stock)	21,938	1,089,661
Woodward, Inc.	9,792	486,271

		6,256,438

Media — 1.9%
Carmike Cinemas, Inc.*	19,073	437,535
Live Nation Entertainment, Inc.*	66,836	1,642,160
Nexstar Broadcasting Group, Inc. (Class A Stock)	24,358	1,429,815

SEE NOTES TO FINANCIAL STATEMENTS.

A2

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Townsquare Media, Inc. (Class A Stock)*	12,080	$144,477

		3,653,987

Metals & Mining — 1.2%
Commercial Metals Co.	50,808	695,562
Ferroglobe PLC	32,085	344,914
Kaiser Aluminum Corp.	14,673	1,227,543

		2,268,019

Multiline Retail — 0.7%
Burlington Stores, Inc.*	29,923	1,283,697

Multi-Utilities — 1.4%
Black Hills Corp.	23,621	1,096,723
NorthWestern Corp.	27,674	1,501,315

		2,598,038

Oil, Gas & Consumable Fuels — 4.6%
Carrizo Oil & Gas, Inc.*	36,383	1,076,209
Golar LNG Ltd. (Bermuda)(a)	26,240	414,330
Memorial Resource Development Corp.*(a)	78,501	1,267,791
Parsley Energy, Inc. (Class A Stock)*(a)	56,362	1,039,879
PBF Energy, Inc. (Class A Stock)	29,991	1,103,969
PDC Energy, Inc.*(a)	14,583	778,440
Rice Energy, Inc.*	126,267	1,376,310
RSP Permian, Inc.*(a)	46,075	1,123,769
WPX Energy, Inc.*	90,751	520,911

		8,701,608

Paper & Forest Products — 0.2%
KapStone Paper and Packaging Corp.	15,048	339,934
Mercer International, Inc. (Canada)	14,547	131,651

		471,585

Pharmaceuticals — 0.7%
Catalent, Inc.*	8,961	224,294
Pacira Pharmaceuticals, Inc.*(a)	4,697	360,682
Prestige Brands Holdings, Inc.*	14,118	726,795

		1,311,771

Professional Services — 0.4%
On Assignment, Inc.*	17,179	772,196

Real Estate Investment Trusts (REITs) — 12.6%
Acadia Realty Trust	56,971	1,888,589
Apollo Commercial Real Estate Finance, Inc.(a)	67,085	1,155,874
Blackstone Mortgage Trust, Inc. (Class A Stock)	53,536	1,432,623
CBL & Associates Properties, Inc.	46,728	578,025
Chesapeake Lodging Trust	87,170	2,193,197
CubeSmart	79,198	2,425,043
CyrusOne, Inc.	43,208	1,618,140
Highwoods Properties, Inc.	38,013	1,657,367
Hudson Pacific Properties, Inc.	51,284	1,443,132
MFA Financial, Inc.	141,127	931,438
National Health Investors, Inc.	13,339	811,945
Pebblebrook Hotel Trust	90,962	2,548,755

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
PS Business Parks, Inc.	21,393	$1,870,390
Sovran Self Storage, Inc.	14,129	1,516,183
Terreno Realty Corp.(a)	51,024	1,154,163
Two Harbors Investment Corp.	89,090	721,629

		23,946,493

Real Estate Management & Development — 0.8%
Kennedy-Wilson Holdings, Inc.	61,567	1,482,533

Semiconductors & Semiconductor Equipment — 3.8%
Cabot Microelectronics Corp.*	11,955	523,390
Cypress Semiconductor Corp.(a)	66,456	651,933
Entegris, Inc.*	108,116	1,434,699
Fairchild Semiconductor International, Inc.*	43,463	900,119
Intersil Corp. (Class A Stock)	109,124	1,392,422
MKS Instruments, Inc.	28,213	1,015,668
Semtech Corp.*	45,889	868,220
Silicon Laboratories, Inc.*	9,274	450,160

		7,236,611

Software — 1.7%
Bottomline Technologies (DE), Inc.*	20,589	612,111
CommVault Systems, Inc.*	17,297	680,637
Monotype Imaging Holdings, Inc.	19,188	453,604
Verint Systems, Inc.*	34,215	1,387,761

		3,134,113

Specialty Retail — 1.9%
Asbury Automotive Group, Inc.*	8,199	552,941
Ascena Retail Group, Inc.*	13,794	135,871
Boot Barn Holdings, Inc.*(a)	34,269	421,166
GNC Holdings, Inc. (Class A Stock)	12,024	372,984
Lithia Motors, Inc. (Class A Stock)(a)	14,405	1,536,581
Monro Muffler Brake, Inc.(a)	6,332	419,305
Office Depot, Inc.*	26,647	150,289

		3,589,137

Technology Hardware, Storage & Peripherals — 0.5%
Electronics For Imaging, Inc.*	19,679	919,797

Textiles, Apparel & Luxury Goods — 0.9%
Carter’s, Inc.	15,323	1,364,207
Steven Madden Ltd.*	11,595	350,401

		1,714,608

Thrifts & Mortgage Finance — 2.3%
Brookline Bancorp, Inc.	32,371	372,266
Dime Community Bancshares, Inc.	17,235	301,440
EverBank Financial Corp.	56,358	900,601
Oritani Financial Corp.	21,881	361,037
Provident Financial Services, Inc.	37,646	758,567
Radian Group, Inc.	84,491	1,131,334
WSFS Financial Corp.	17,075	552,547

		4,377,792

Trading Companies & Distributors — 1.5%
Beacon Roofing Supply, Inc.*	28,544	1,175,443
Kaman Corp.(a)	27,183	1,109,338
WESCO International, Inc.*(a)	12,350	539,448

		2,824,229

SEE NOTES TO FINANCIAL STATEMENTS.

A3

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

COMMON STOCKS (continued)	Shares	Value (Note 2)
TOTAL LONG-TERM INVESTMENTS (cost $167,319,880)		$185,192,996

SHORT-TERM INVESTMENT — 10.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $20,301,343; includes $16,384,177 of cash collateral for securities on loan)(b)(w) (Note 4)	20,301,343	20,301,343

TOTAL INVESTMENTS — 108.4% (cost $187,621,223)		205,494,339
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.4)%		(15,846,964)

NET ASSETS — 100.0%		$189,647,375

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $15,950,261; cash collateral of $16,384,177 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security or securities that has been deemed illiquid. (unaudited)

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$4,154,115	$—	$—
Air Freight & Logistics	1,286,902	—	—
Auto Components	1,671,343	—	—
Banks	31,680,677	—	—
Biotechnology	692,798	—	—
Building Products	1,354,032	—	—
Capital Markets	3,088,480	—	—
Chemicals	3,217,942	—	—

	Level 1	Level 2	Level 3
Commercial Services & Supplies	$4,395,948	$—	$—
Communications Equipment	3,222,140	—	—
Construction & Engineering	1,433,321	—	—
Construction Materials	1,797,303	—	—
Containers & Packaging	2,094,335	—	—
Distributors	714,353	—	—
Diversified Financial Services	871,072	—	—
Electric Utilities	4,636,296	—	—
Electrical Equipment	958,844	—	—
Electronic Equipment, Instruments & Components	3,826,664	—	—
Energy Equipment & Services	192,544	—	—
Food Products	3,770,353	—	—
Gas Utilities	3,607,458	—	—
Health Care Equipment & Supplies	2,891,572	—	—
Health Care Providers & Services	2,915,342	—	—
Health Care Technology	842,217	—	—
Hotels, Restaurants & Leisure	5,480,048	—	—
Household Durables	1,529,352	—	—
Household Products	1,989,885	—	—
Independent Power & Renewable Electricity Producers	501,522	—	—
Industrial Conglomerates	569,922	—	—
Insurance	10,397,363	—	—
Internet & Catalog Retail	709,329	—	—
Internet Software & Services	339,040	—	—
IT Services	1,702,404	—	—
Life Sciences Tools & Services	115,428	—	—
Machinery	6,256,438	—	—
Media	3,653,987	—	—
Metals & Mining	2,268,019	—	—
Multiline Retail	1,283,697	—	—
Multi-Utilities	2,598,038	—	—
Oil, Gas & Consumable Fuels	8,701,608	—	—
Paper & Forest Products	471,585	—	—
Pharmaceuticals	1,311,771	—	—
Professional Services	772,196	—	—
Real Estate Investment Trusts (REITs)	23,946,493	—	—
Real Estate Management & Development	1,482,533	—	—
Semiconductors & Semiconductor Equipment	7,236,611	—	—
Software	3,134,113	—	—
Specialty Retail	3,589,137	—	—
Technology Hardware, Storage & Peripherals	919,797	—	—
Textiles, Apparel & Luxury Goods	1,714,608	—	—
Thrifts & Mortgage Finance	4,377,792	—	—
Trading Companies & Distributors	2,824,229	—	—
Affiliated Money Market Mutual Fund	20,301,343	—	—

Total	$205,494,339	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A4

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Banks	16.7%
Real Estate Investment Trusts (REITs)	12.6
Affiliated Money Market Mutual Fund (including 8.6% of collateral for securities on loan)	10.7
Insurance	5.5
Oil, Gas & Consumable Fuels	4.6
Semiconductors & Semiconductor Equipment	3.8
Machinery	3.3
Hotels, Restaurants & Leisure	2.9
Electric Utilities	2.4
Commercial Services & Supplies	2.3
Thrifts & Mortgage Finance	2.3
Aerospace & Defense	2.2
Electronic Equipment, Instruments & Components	2.0
Food Products	2.0
Media	1.9
Gas Utilities	1.9
Specialty Retail	1.9
Communications Equipment	1.7
Chemicals	1.7
Software	1.7
Capital Markets	1.6
Health Care Providers & Services	1.5
Health Care Equipment & Supplies	1.5
Trading Companies & Distributors	1.5
Multi-Utilities	1.4
Metals & Mining	1.2
Containers & Packaging	1.1
Household Products	1.0

Construction Materials	0.9%
Textiles, Apparel & Luxury Goods	0.9
IT Services	0.9
Auto Components	0.9
Household Durables	0.8
Real Estate Management & Development	0.8
Construction & Engineering	0.8
Building Products	0.7
Pharmaceuticals	0.7
Air Freight & Logistics	0.7
Multiline Retail	0.7
Electrical Equipment	0.5
Technology Hardware, Storage & Peripherals	0.5
Diversified Financial Services	0.5
Health Care Technology	0.4
Professional Services	0.4
Distributors	0.4
Internet & Catalog Retail	0.4
Biotechnology	0.4
Industrial Conglomerates	0.3
Independent Power & Renewable Electricity Producers	0.3
Paper & Forest Products	0.2
Internet Software & Services	0.2
Energy Equipment & Services	0.1
Life Sciences Tools & Services	0.1

108.4
Liabilities in excess of other assets	(8.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A5

SP SMALL CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2015

ASSETS
Investments at value, including securities on loan of $15,950,261:
Unaffiliated investments (cost $167,319,880)	$185,192,996
Affiliated investments (cost $20,301,343)	20,301,343
Cash	4,876
Dividends receivable	446,303
Receivable for investments sold	317,076
Receivable for Series shares sold	19,646
Tax reclaim receivable	5,906
Prepaid expenses	1,642

Total assets	206,289,788

LIABILITIES
Payable to broker for collateral for securities on loan	16,384,177
Management fee payable	145,744
Accrued expenses	90,871
Payable for Series shares repurchased	15,303
Dividends payable	4,876
Affiliated transfer agent fee payable	980
Deferred trustees’ fees	462

Total liabilities	16,642,413

NET ASSETS	$189,647,375

Net assets were comprised of:
Paid-in capital	$88,010,817
Retained earnings	101,636,558

Net assets, December 31, 2015	$189,647,375

Class I:
Net asset value and redemption price per share $189,647,375/10,140,956 outstanding shares of beneficial interest	$18.70

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

NET INVESTMENT INCOME
Income
Unaffiliated dividend income (net of foreign withholding taxes of $4,620)	$3,144,822
Affiliated income from securities lending, net	64,954
Affiliated dividend income	7,965

Total income	3,217,741

EXPENSES
Management fee	1,861,773
Custodian and accounting fees	118,000
Shareholders’ reports	76,000
Audit fee	25,000
Trustees’ fees	12,000
Transfer agent’s fees and expenses (including affiliated expense of $5,800)	12,000
Legal fees and expenses	9,000
Insurance expenses	3,000
Miscellaneous	10,452

Total expenses	2,127,225

Less: Management fee waiver and/or expense reimbursement	(16,549)

Net expenses	2,110,676

NET INVESTMENT INCOME	1,107,065

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investment transactions	29,976,611
Net change in unrealized appreciation (depreciation) on:
Investments	(42,048,028)
Foreign currencies	(735)

(42,048,763)

NET LOSS ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(12,072,152)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,965,087)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$1,107,065	$1,213,210
Net realized gain on investment and foreign currency transactions	29,976,611	23,150,781
Net change in unrealized depreciation on investments and foreign currencies	(42,048,763)	(13,961,061)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,965,087)	10,402,930

SERIES SHARE TRANSACTIONS
Series shares sold [284,448 and 247,570 shares, respectively]	5,643,047	4,704,300
Series shares repurchased [1,129,566 and 1,385,973 shares, respectively]	(22,112,060)	(26,343,584)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(16,469,013)	(21,639,284)

TOTAL DECREASE	(27,434,100)	(11,236,354)
NET ASSETS:
Beginning of year	217,081,475	228,317,829

End of year	$189,647,375	$217,081,475

SEE NOTES TO FINANCIAL STATEMENTS.

A6

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1.	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is composed of seventeen Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to SP Small Cap Value Portfolio.

The Portfolio’s investment objective is long-term growth of capital.

Note 2.	Accounting Policies

The Series Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services —Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolio consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    The Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

B1

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, the Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s subadviser under the guidelines adopted by the Board. However, the liquidity of the Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Notwithstanding the above, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains or losses on foreign currency transactions.

B2

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk:    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Master Netting Arrangements:    The Portfolio is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there were no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending:    The Portfolio may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The borrower receives all interest and dividends and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Taxes:    For federal income tax purposes, the Portfolio is treated as a separate taxpaying entity. The Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (Participating Insurance Companies). The Portfolio is not generally subject to entity-level taxation. Shareholders of the Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts at the time the related income/gain is recorded.

B3

Distributions:    Distributions, if any, from the Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3.	Agreements

The Portfolio has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”) and ClearBridge Advisors LLC (“ClearBridge”) (collectively, the “Subadvisers”), under which each provides investment advisory services for the Portfolio. PI pays for the services of the Subadvisers, cost of compensation of officers of the Portfolio, occupancy and certain clerical and administrative expenses of the Portfolio. The Portfolio bears all other costs and expenses. Effective July 13, 2015, ClearBridge is no longer a Subadviser of the Portfolio and GSAM became the sole Subadviser of the Portfolio.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of 0.90% of the Portfolio’s average daily net assets. PI has contractually agreed, through June 30, 2016, to waive a portion of its management fee equal to an annual rate of 0.008% of the average net assets of the Portfolio. The effective management fee rate was 0.89% for the year ended December 31, 2015.

PI is an indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolio has entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Such amounts are included within realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2015, brokerage commission recaptured under these agreements was $11,015.

Note 4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Portfolio’s transfer agent. Transfer agent’s fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, is the Portfolio’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended December 31, 2015, PGIM, Inc. has been compensated approximately $19,368 for these services. On January 4, 2016, PIM (Prudential Investment Management, Inc.) was renamed PGIM, Inc.

The Portfolio may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Portfolio invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 5.	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2015 were $189,383,559 and $206,437,094, respectively.

B4

Note 6.	Tax Information

The Portfolio is treated as a partnership for tax purposes. The character of the cash distributions, if any, made by the partnership is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value. The Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Portfolio’s financial statements for the current reporting period. The Portfolio’s federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7.	Capital

The shares of the Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolio. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

Note 8.	Borrowings

The Portfolio, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of 0.11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly. The Portfolio’s portion of the commitment fee is presented on the Statement of Operations.

The Portfolio did not utilize the SCA during the year ended December 31, 2015.

Note 9.	Ownership and Affiliates

As of December 31, 2015, all of Class I shares of record of the Portfolio were owned by the Prudential Insurance Company of America (“PICA”), or subsidiaries thereof, on behalf of the owners of the variable insurance products issued by PICA. PICA is an indirect, wholly-owned subsidiary of Prudential.

Note 10.	New Accounting Pronouncements

In May 2015, the FASB issued ASU No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Portfolio for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and has determined that there is no impact on the financial statement disclosures.

B5

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

Note 11:	Subsequent Event

Subsequent to year-end, Prudential (the “Company”), the parent company of the Manager (PI), self reported to the Securities and Exchange Commission and notified other regulators that in some cases the Company failed to maximize securities lending income for certain Portfolios of the Prudential Series Fund due to a long-standing restriction benefitting the Company. The restriction has been removed and the Company is in the process of implementing a remediation plan for the benefit of such Portfolios, which will include reimbursement to the Portfolios of opportunity loss. The Board was recently informed of the restriction. The remediation plan and all aspects related to it will be under ongoing evaluation by the Board and will be subject to its approval.

B6

Financial Highlights

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2015(c)	2014	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.76	$18.83	$13.70	$11.86	$12.28

Income (Loss) From Investment Operations:
Net investment income	.10	.14	.10	.16	.07
Net realized and unrealized gain (loss) on investments	(1.16)	.79	5.03	1.74	(.41)

Total from investment operations	(1.06)	.93	5.13	1.90	(.34)

Less Distributions:	—	—	—	(.06)	(.08)

Net Asset Value, end of year	$18.70	$19.76	$18.83	$13.70	$11.86

Total Return(a)	(5.36)%	4.94%	37.45%	16.06%	(2.77)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$189.6	$217.1	$228.3	$179.6	$177.5
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	1.02%	.99%	1.01%	1.01%	.99%
Expenses before waivers and/or expense reimbursement	1.03%	1.00%	1.01%	1.01%	.99%
Net investment income	.54%	.56%	.52%	1.14%	.41%
Portfolio turnover rate	94%	41%	56%	39%	36%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statement of assets and liabilities of SP Small Cap Value Portfolio (hereafter referred to as the “Portfolio”), a portfolio of The Prudential Series Fund, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of The Prudential Series Fund (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (48) Trustee Since 2011 Overseen by Trustee: 113	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (66) Trustee Since 2013 Overseen by Trustee: 113	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (56) Trustee Since 2014 Overseen by Trustee: 113	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2013) of Realogy Holdings Corp. (residential real estate services); The Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (65) Trustee Since 2013 Overseen by Trustee: 113	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear, Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear, Stearns & Co., Inc. (1987-1995).	None
Delayne Dedrick Gold* (77) Trustee Since 2003 Overseen by Trustee: 113	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None
Robert F. Gunia* (69) Trustee Since 2003 Overseen by Trustee: 113	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (74) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 113	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None

E1

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (64) Trustee Since 2003 Overseen by Trustee: 113	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (49) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investment, LLC. The Funds for which Prudential Investment, LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (60) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (40) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Bradley C. Tobin* (41) Vice President Since 2014	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Deborah A. Docs* (57) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (57) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (41) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (52) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (37) Assistant Secretary Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).

E2

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Kathleen DeNicholas* (41) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (51) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (56) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (48) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (54) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Alan Fu* (59) Assistant Treasurer Since 2006	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).
Theresa C. Thompson* (53) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville* (47) Anti-Money Laundering Compliance Officer Since 2011	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced below.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

Owners of Group Variable Universal Life Insurance contracts should call (800) 562-9874.

Owners of Group Variable Universal Life Insurance contracts through AICPA should call (800) 223-7473.

The Prudential Series Fund offers two classes of shares in certain Portfolios: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts.

The Prudential Series Fund is distributed by Prudential Investment Management Services LLC (PIMS), 655 Broad Street, 19th Floor, Newark, NJ 07102, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STD U.S. POSTAGE PAID HARRISONBURG, VA PERMIT No. 250 ZIP CODE 22801

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877)778-5008, you can revoke, or “opt out,” of householding at any time.

©2016 Prudential Financial, Inc. and its related entities. Prudential Investments, Prudential, the Prudential logo, and the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0288150-00001-00    PSF-AR-SP SMALL CAP VAL

THE PRUDENTIAL SERIES FUND

ANNUAL REPORT • DECEMBER 31, 2015

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable life insurance contract prospectus to determine which supplements are applicable to you.

For information regarding enrollment in the e-Delivery program, please see the inside front cover of this report.

Jennison 20/20 Focus Portfolio

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The Prudential Series Fund Table of Contents	Annual Report	December 31, 2015

■	LETTER TO CONTRACT OWNERS

■	MARKET OVERVIEW

■	REPORT OF THE INVESTMENT MANAGER

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2015

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

The Prudential Series Fund	January 29, 2016

Market Overview — unaudited	Annual Report	December 31, 2015

Equity Market Overview

After experiencing heightened volatility in late 2015, the S&P 500 Index recorded a 1.39% gain.

Events that affected market performance during the year included the ongoing Greek fiscal crisis, low energy prices, a strong US dollar, slowing growth in China, and the timing of the Federal Reserve Bank’s (Fed) interest rate hike.

Stocks stumbled early in the year over concerns about US economic growth, but rebounded in the second quarter on more upbeat forecasts, reaching highs in May. More uncertainty hit the market as oil prices continued lower. However, domestic equities advanced cautiously on earnings reports and news of moderate growth in the US economy on encouraging employment numbers.

In late August, in order to “pre-empt” an expected rate hike by the Fed in September, China surprised global markets by devaluing its currency, the yuan, in order to shield its flagging exports against a more expensive dollar. Subsequently, Chinese stocks plunged and weighed on virtually all equity markets. US equities experienced a correction and rebounded in October.

Jitters over the timing of the Fed’s first interest rate rise in nearly a decade loomed over equity markets until mid December, as the Fed hiked rates by 0.25%. Markets rose immediately after the news, but then hit more turbulence through the end of the year on concerns over economic conditions in China.

Sector performance was mixed, with five in positive territory and five falling into negative territory. Consumer discretionary topped all sectors with a 10.11% increase on powerful gains in the Internet, retail, and catalogue, and strong gains in the hotels, restaurants, and leisure industry. Health care posted a solid 6.89% gain for the year with help from the life sciences, tools, and services industries, and from gains in health care providers and services industries. Consumer staples rose by 6.60%, driven by the tobacco, food products, and personal products industries. Internet technology, with high returns in internet software and services, propelled the sector to a 5.92% gain. Telecommunications, hit by weakness in the diversified telecommunication industry, landed a 3.40% return.

On the downside, financials fell slightly, returning -1.53%, hurt by heavy losses in consumer finance and capital markets, while real estate showed positive returns. Industrials returned -2.53% on significant declines in road and rail products, trading companies, and distributors. Utilities returned -4.85% on severe weakness in independent power generators, while gas utilities were strong. Materials returned -8.38% on sharp declines in mining and metals. Price destruction in oil drove energy down to a return of -21.12%.

The Russell US Indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), were mixed, as growth style stocks generally outpaced value style. Small-cap stocks, as measured by the Russell 2000® Index, fell -4.41%. The Russell Midcap® Index returned -2.44%. In large-cap stocks, the Russell 1000® Value Index fell, returning -3.83% against the positive 5.67% return of the Russell 1000® Growth Index.

The Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI-EAFE), which measures the performance of developed markets excluding the United States and Canada, returned -0.81%, net of dividends, for the year.

International equities were pressured by geopolitical events, falling commodity prices, ongoing economic weakness in Europe, and a sustained manufacturing decline in China. European countries posted mixed performance, with heavily weighted countries struggling. Germany returned -1.89%, and France was marginally in the red with a -0.11% return. Oil producer Norway tumbled to a return of -14.99%. Stocks in the UK skidded to a -7.56% return. On the upside, Denmark led all countries, returning 23.43%.

In Asia, stocks were mixed on falling commodity prices and uncertainty over China’s weakening economic health. Japan returned 9.57% on higher corporate profits but a weaker economy. Countries with close links to China declined. Hong Kong returned -0.54% and Singapore stumbled, returning -17.71%. Commodity producer Australia returned -9.95% and New Zealand fell by -6.26%.

The MSCI Emerging Markets Index returned -14.92%. The Brazil, Russia, India, and China (BRIC) group returned -13.46%. Brazil, which is mired in a deep recession, plunged to a -41.37% return. Russia gained 4.21%. India returned -6.12% and China, hit by rollercoaster volatility, returned -7.82%.

Sources: Morgan Stanley Capital International, Standard & Poor’s, Frank Russell Company, and Prudential. All indexes are unmanaged and provide a broad indication of stock price movements. Russell indexes and Russell are service marks of the Frank Russell Company. Standard & Poor’s 500 Index comprises over 500 large, established, publicly traded stocks. The Russell 1000® Growth Index includes those Russell 1000® companies with higher price-to-book ratios and higher expected growth values. The Russell 1000® Value Index includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 2000® Index is a subset of the Russell 3000® Index, representing about 10% of the total market capitalization of that index. It includes about 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes about 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents about 31% of the total market capitalization of the Russell 1000® companies. The MSCI EAFE Index is a free float-adjusted market capitalization index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. These indexes are calculated in U.S. dollars, without dividends reinvested. Investors cannot directly invest in an index. Past performance does not guarantee future results.

The Prudential Series Fund, Jennison 20/20 Focus Portfolio	December 31, 2015

Report of the Investment Manager - As of December 31, 2015 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	6.27%	9.49%	7.48%
Portfolio: Class II	5.86	9.07	7.06
Russell 1000® Index	0.92	12.44	7.40
S&P 500 Index	1.39	12.55	7.30

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2015, the Jennison 20/20 Focus Portfolio’s Class I shares returned 6.27% and Class II shares returned 5.86%. The net assets of the Portfolio at December 31, 2015 were $225.5 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio is subadvised by Jennison Associates LLC.

What were market conditions during the reporting period?

Weak energy prices, a strong US dollar, and slowing economic growth in China were key influences on the global economic landscape in 2015. Overall it was an environment with volatility in global financial markets, sluggish economic expansion, and below-average market earnings growth. Merger and acquisition activity continued at a torrid pace, with 2015 set to challenge records for the number and size of transactions announced.

In 2015, large-cap value stocks trailed large-cap growth stocks by the widest margin since 2009 and the seventh time in 10 years that the asset class has lagged. This created a headwind for large-cap value subadvisors when measured against the Russell 1000 Index (the Index).

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s growth sleeve outperformed the Index. Consumer discretionary stocks across a diverse range of industries contributed significantly to performance. In Internet retail, Amazon and Netflix were noteworthy performers. Media conglomerate Walt Disney was also a standout.

In information technology, Facebook, salesforce.com, and Google (now Alphabet) made strong gains. Conversely, another technology stock, Alibaba, detracted from Portfolio performance. Other notable detractors in the growth sleeve included Canadian Pacific Railway and Alexion Pharmaceuticals. The Portfolio no longer holds a position in these names.

The Portfolio’s value sleeve significantly underperformed the Index. Stock selection in information technology, financials, and industrials was also detrimental to absolute and relative results. In financials and the overall Portfolio, SLM suffered an outsized loss, while Applied Materials and HP drove underperformance in information technology. Stock selection and a meaningful overweight stance in consumer discretionary drove absolute and relative gains for the value sleeve, and Carnival and McDonald’s led results.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

Russell 1000® Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

1

The Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2015

Jennison 20/20 Focus
Five Largest Holdings	(% of Net Assets	)
Amazon.com, Inc.	5.3%
Facebook, Inc. (Class A Stock)	5.3%
salesforce.com, inc.	4.3%
Shire PLC (Ireland)	3.7%
Visa, Inc. (Class A Stock)	3.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Sectors/Industries are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2015

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
Jennison 20/20 Focus (Class I)	Actual	$1,000.00	$1,007.70	0.82%	$4.15
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18
Jennison 20/20 Focus (Class II)	Actual	$1,000.00	$1,052.60	1.22%	$6.17
	Hypothetical	$1,000.00	$1,019.06	1.22%	$6.21

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2015, and divided by the 365 days in the Portfolio’s fiscal year ending December 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

JENNISON 20/20 FOCUS PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2015

LONG-TERM INVESTMENTS — 97.5%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 1.1%
Boeing Co. (The)	17,676	$2,555,773

Automobiles — 2.4%
Tesla Motors, Inc.*(a)	22,120	5,309,021

Banks — 5.0%
JPMorgan Chase & Co.	91,944	6,071,063
PNC Financial Services Group, Inc. (The)	53,588	5,107,472

		11,178,535

Biotechnology — 5.1%
Alexion Pharmaceuticals, Inc.*	31,690	6,044,868
Celgene Corp.*	46,403	5,557,223

		11,602,091

Chemicals — 0.9%
FMC Corp.	49,572	1,939,752

Consumer Finance — 1.4%
SLM Corp.*	482,530	3,146,096

Electric Utilities — 1.5%
FirstEnergy Corp.	110,031	3,491,284

Electrical Equipment — 1.5%
Eaton Corp. PLC	65,235	3,394,829

Energy Equipment & Services — 1.2%
Halliburton Co.	78,930	2,686,777

Food Products — 1.8%
Mondelez International, Inc. (Class A Stock)	88,342	3,961,255

Hotels, Restaurants & Leisure — 6.6%
Carnival Corp.	82,397	4,488,988
McDonald’s Corp.	27,702	3,272,714
Starbucks Corp.	119,453	7,170,764

		14,932,466

Insurance — 2.3%
MetLife, Inc.	109,780	5,292,494

Internet & Catalog Retail — 7.8%
Amazon.com, Inc.*	17,734	11,986,233
Netflix, Inc.*	49,057	5,611,140

		17,597,373

Internet Software & Services — 19.4%
Alibaba Group Holding Ltd. (China), ADR*(a)	55,624	4,520,562
Alphabet, Inc. (Class A Stock)*	8,753	6,809,922
Alphabet, Inc. (Class C Stock)*	8,961	6,800,324
Facebook, Inc. (Class A Stock)*	113,203	11,847,826
LinkedIn Corp. (Class A Stock)*	30,714	6,913,107
Tencent Holdings Ltd. (China), ADR	343,794	6,745,238

		43,636,979

IT Services — 5.5%
MasterCard, Inc. (Class A Stock)	44,366	4,319,474
Visa, Inc. (Class A Stock)	104,956	8,139,338

		12,458,812

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Media — 4.4%
Comcast Corp. (Class A Stock)	65,163	$3,677,148
Walt Disney Co. (The)	59,963	6,300,912

		9,978,060

Multiline Retail — 1.6%
Target Corp.	50,201	3,645,095

Oil, Gas & Consumable Fuels — 1.9%
Anadarko Petroleum Corp.	30,997	1,505,834
Noble Energy, Inc.	81,618	2,687,681

		4,193,515

Pharmaceuticals — 10.4%
Allergan PLC*	13,280	4,150,000
Bayer AG (Germany), ADR	8,705	1,086,689
Bristol-Myers Squibb Co.	78,764	5,418,175
Merck & Co., Inc.	45,666	2,412,078
Pfizer, Inc.	66,163	2,135,742
Shire PLC (Ireland), ADR	40,604	8,323,820

		23,526,504

Semiconductors & Semiconductor Equipment — 1.2%
Texas Instruments, Inc.	49,124	2,692,486

Software — 8.8%
Adobe Systems, Inc.*	59,286	5,569,327
Microsoft Corp.	83,941	4,657,046
salesforce.com, inc.*	124,110	9,730,224

		19,956,597

Technology Hardware, Storage & Peripherals — 0.4%
HP, Inc.	67,594	800,313

Textiles, Apparel & Luxury Goods — 5.3%
NIKE, Inc. (Class B Stock)	108,460	6,778,750
Under Armour, Inc. (Class A Stock)*(a)	64,037	5,162,023

		11,940,773

TOTAL LONG-TERM INVESTMENTS (cost $172,164,307)		219,916,880

SHORT-TERM INVESTMENT — 9.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $21,685,570; includes $15,165,184 of cash collateral for securities on loan) (Note 4)(b)(c)	21,685,570	21,685,570

TOTAL INVESTMENTS — 107.1% (cost $193,849,877)		241,602,450
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.1)%		(16,103,379)

NET ASSETS — 100.0%		$225,499,071

SEE NOTES TO FINANCIAL STATEMENTS.

A1

JENNISON 20/20 FOCUS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2015

The following abbreviations are used in the annual report:

ADR	American Depositary Receipt
OTC	Over-the-counter
*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $14,841,386; cash collateral of $15,165,184 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$2,555,773	$—	$—
Automobiles	5,309,021	—	—
Banks	11,178,535	—	—
Biotechnology	11,602,091	—	—
Chemicals	1,939,752	—	—
Consumer Finance	3,146,096	—	—
Electric Utilities	3,491,284	—	—
Electrical Equipment	3,394,829	—	—
Energy Equipment & Services	2,686,777	—	—
Food Products	3,961,255	—	—
Hotels, Restaurants & Leisure	14,932,466	—	—
Insurance	5,292,494	—	—
Internet & Catalog Retail	17,597,373	—	—
Internet Software & Services	43,636,979	—	—

	Level 1	Level 2	Level 3
IT Services	$12,458,812	$—	$—
Media	9,978,060	—	—
Multiline Retail	3,645,095	—	—
Oil, Gas & Consumable Fuels	4,193,515	—	—
Pharmaceuticals	23,526,504	—	—
Semiconductors & Semiconductor Equipment	2,692,486	—	—
Software	19,956,597	—	—
Technology Hardware, Storage & Peripherals	800,313	—	—
Textiles, Apparel & Luxury Goods	11,940,773	—	—
Affiliated Money Market Mutual Fund	21,685,570	—	—

Total	$241,602,450	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2015 were as follows (Unaudited):

Internet Software & Services	19.4%
Pharmaceuticals	10.4
Affiliated Money Market Mutual Fund (including 6.7% of collateral for securities on loan)	9.6
Software	8.8
Internet & Catalog Retail	7.8
Hotels, Restaurants & Leisure	6.6
IT Services	5.5
Textiles, Apparel & Luxury Goods	5.3
Biotechnology	5.1
Banks	5.0
Media	4.4
Automobiles	2.4
Insurance	2.3
Oil, Gas & Consumable Fuels	1.9
Food Products	1.8
Multiline Retail	1.6
Electric Utilities	1.5
Electrical Equipment	1.5
Consumer Finance	1.4
Semiconductors & Semiconductor Equipment	1.2
Energy Equipment & Services	1.2
Aerospace & Defense	1.1
Chemicals	0.9
Technology Hardware, Storage & Peripherals	0.4

107.1
Liabilities in excess of other assets	(7.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A2

JENNISON 20/20 FOCUS PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2015

ASSETS
Investments at value, including securities on loan of $14,841,386:
Unaffiliated investments (cost $172,164,307)	$219,916,880
Affiliated investments (cost $21,685,570)	21,685,570
Receivable for investments sold	1,275,880
Dividends receivable	148,636
Tax reclaim receivable	49,255
Receivable for Series shares sold	42,059
Prepaid expenses	1,828

Total Assets	243,120,108

LIABILITIES
Payable to broker for collateral for securities on loan	15,165,184
Payable for investments purchased	1,836,824
Payable for Series shares repurchased	349,334
Management fee payable	145,743
Accrued expenses	63,595
Distribution fee payable	34,580
Administration fee payable	20,776
Payable to custodian	4,021
Affiliated transfer agent fee payable	980

Total Liabilities	17,621,037

NET ASSETS	$225,499,071

Net assets were comprised of:
Paid-in capital	$53,388,993
Retained earnings	172,110,078

Net assets, December 31, 2015	$225,499,071

Class I:
Net asset value and redemption price per share $65,440,500 / 2,777,704 outstanding shares of beneficial interest	$23.56

Class II:
Net asset value and redemption price per share $160,058,571 / 7,035,366 outstanding shares of beneficial interest	$22.75

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

NET INVESTMENT INCOME
Income
Unaffiliated dividend income (net of foreign withholding taxes of $7,408)	$2,630,924
Affiliated income from securities lending, net	31,795
Affiliated dividend income	7,677

Total income	2,670,396

EXPENSES
Management fee	1,773,639
Distribution fee—Class II	423,325
Administration fee—Class II	253,996
Shareholders’ reports	55,000
Custodian and accounting fees	52,000
Audit fee	23,000
Trustees’ fees	12,000
Transfer agent’s fees and expenses (including affiliated expense of $5,800)	12,000
Legal fees and expenses	9,000
Insurance expenses	3,000
Loan interest expense	91
Miscellaneous	12,900

Total expenses	2,629,951

NET INVESTMENT INCOME	40,445

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investment transactions and foreign currency transactions	21,349,894
Net change in unrealized appreciation (depreciation) on:
Investments	(7,372,484)
Foreign currencies	(406)

(7,372,890)

NET GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	13,977,004

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,017,449

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$40,445	$(522,986)
Net realized gain on investment transactions and foreign currency transactions	21,349,894	20,234,801
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(7,372,890)	(3,561,474)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	14,017,449	16,150,341

SERIES SHARE TRANSACTIONS (Note 7)
Series shares sold	23,035,596	26,707,454
Series shares repurchased	(51,696,823)	(49,979,063)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(28,661,227)	(23,271,609)

TOTAL DECREASE	(14,643,778)	(7,121,268)
NET ASSETS:
Beginning of year	240,142,849	247,264,117

End of year	$225,499,071	$240,142,849

SEE NOTES TO FINANCIAL STATEMENTS.

A3

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1.	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is composed of seventeen Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to Jennison 20/20 Focus Portfolio.

The Portfolio’s investment objective is long-term growth of capital.

Note 2.	Accounting Policies

The Series Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolio consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    The Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

B1

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, the Portfolio may invest up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s subadviser under the guidelines adopted by the Board of the Portfolio. However, the liquidity of the Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Notwithstanding the above, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains or losses on foreign currency transactions.

B2

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolio to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Master Netting Arrangements:    The Portfolio may be subject to various Master Agreements, or netting arrangements, with select counterparties. These are arrangements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under the FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending:    The Portfolio may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The borrower receives all interest and dividends and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, the Portfolio is treated as a separate taxpaying entity. The Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (Participating Insurance Companies). The Portfolio is not generally subject to entity-level taxation. Shareholders of the Portfolio are subject to taxes on their distributive share of partnership items.

B3

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts at the time the related income/gain is recorded.

Distributions:    Distributions, if any, from the Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3.	Agreements

The Portfolio has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”) (the “Subadviser”), under which Jennison provides investment advisory services for the Portfolio. PI pays for the services of the Subadviser, cost of compensation of officers of the Portfolio, occupancy and certain clerical and administrative expenses of the Portfolio. The Portfolio bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of 0.75% of the Portfolio’s average daily net assets. The effective management fee rate was 0.75% for the year ended December 31, 2015.

The Portfolio has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Portfolio. The Portfolio compensates PIMS for distributing and servicing the Portfolio’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Portfolio. Pursuant to the Class II Plan, the Class II shares of the Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Portfolio has an administration agreement with PI, which acts as the administrator of the Class II shares of the Portfolio. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PIMS, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolio has entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included with realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2015, brokerage commission recaptured under these agreements was $11,952.

Note 4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Portfolio’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, is the Portfolio’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended December 31, 2015, PGIM, Inc. has been compensated approximately $9,495 for these services. On January 4, 2016, PIM (Prudential Investment Management, Inc.) was renamed PGIM, Inc.

The Portfolio may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated

B4

solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Portfolio invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 5.	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2015 were $147,352,309 and $174,822,980, respectively.

Note 6.	Tax Information

The Portfolio is treated as a partnership for tax purposes. The character of the cash distributions, if any, made by the partnership is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value. The Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements for the current period. The Portfolio’s federal and state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7.	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of the Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

Transactions in shares of beneficial interest were as follows:

Class I:	Shares	Amount
Year ended December 31, 2015:
Series shares sold	141,494	$3,262,194
Series shares repurchased	(395,468)	(9,099,543)

Net increase (decrease) in shares outstanding	(253,974)	$(5,837,349)

Year ended December 31, 2014:
Series shares sold	132,072	$2,848,455
Series shares repurchased	(422,009)	(9,119,394)

Net increase (decrease) in shares outstanding	(289,937)	$(6,270,939)

B5

Class II:	Shares	Amount
Year ended December 31, 2015:
Series shares sold	897,065	$19,773,402
Series shares repurchased	(1,909,594)	(42,597,280)

Net increase (decrease) in shares outstanding	(1,012,529)	$(22,823,878)

Year ended December 31, 2014:
Series shares sold	1,141,073	$23,858,999
Series shares repurchased	(1,955,942)	(40,859,669)

Net increase (decrease) in shares outstanding	(814,869)	$(17,000,670)

Note 8.	Borrowings

The Portfolio, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of 0.11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The Portfolio’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Portfolio utilized the SCA during the year ended December 31, 2015. The average daily balance for the 14 days that the Portfolio had loans outstanding during the period was $163,643, borrowed at a weighted average interest rate of 1.43%. The maximum loan balance outstanding during the period was $273,000. At December 31, 2015, the Portfolio did not have an outstanding loan balance.

Note 9.	Ownership and Affiliates

As of December 31, 2015, all of Class I shares of record of the Portfolio were owned by the Prudential Insurance Company of America (“PICA”), or subsidiaries thereof, on behalf of the owners of the variable insurance products issued by PICA. PICA is an indirect, wholly-owned subsidiary of Prudential.

Note 10.	New Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

Note 11.	Subsequent Event

Subsequent to year-end, Prudential (the “Company”), the parent company of the Manager (PI), self reported to the Securities and Exchange Commission and notified other regulators that in some cases the Company failed to maximize securities lending income for certain Portfolios of the Prudential Series Fund due to a long-standing restriction benefitting the Company. The restriction has been removed and the Company is in the process of implementing a remediation plan for the benefit of such Portfolios, which will include reimbursement to the Portfolios of opportunity loss. The Board was recently informed of the restriction. The remediation plan and all aspects related to it will be under ongoing evaluation by the Board and will be subject to its approval.

B6

Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012(c)	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.16	$20.69	$15.93	$14.89	$15.55

Income (Loss) From Investment Operations:
Net investment income	.07	.02	.09	.05	.04
Net realized and unrealized gain (loss) on investments	1.33	1.45	4.67	1.55	(.69)

Total from investment operations	1.40	1.47	4.76	1.60	(.65)

Less Distributions	—	—	—	(.56)	(.01)

Net Asset Value, end of year	$23.56	$22.16	$20.69	$15.93	$14.89

Total Return(a)	6.32%	7.10%	29.88%	11.04%	(4.17)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$65.4	$67.2	$68.7	$59.1	$58.7
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.83%	.83%	.84%	.80%	.80%
Expenses before waivers and/or expense reimbursement	.83%	.83%	.84%	.80%	.80%
Net investment income	.30%	.08%	.46%	.32%	.24%
Portfolio turnover rate	64%	97%	78%	75%	83%

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012(c)	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.49	$20.14	$15.57	$14.62	$15.31

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	(.07)	.01	(.03)	(.03)
Net realized and unrealized gain (loss) on investments	1.28	1.42	4.56	1.54	(.66)

Total from investment operations	1.26	1.35	4.57	1.51	(.69)

Less Distributions	—	—	—	(.56)	—

Net Asset Value, end of year	$22.75	$21.49	$20.14	$15.57	$14.62

Total Return(a)	5.86%	6.70%	29.35%	10.62%	(4.51)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$160.1	$172.9	$178.5	$154.8	$383.0
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	1.23%	1.23%	1.24%	1.20%	1.20%
Expenses before waivers and/or expense reimbursement	1.23%	1.23%	1.24%	1.20%	1.20%
Net investment income (loss)	(.10)%	(.33)%	.07%	(.18)%	(.16)%
Portfolio turnover rate	64%	97%	78%	75%	83%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statement of assets and liabilities of Jennison 20/20 Portfolio (hereafter referred to as the “Portfolio”), a portfolio of The Prudential Series Fund, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of The Prudential Series Fund (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (48) Trustee Since 2011 Overseen by Trustee: 113	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (66) Trustee Since 2013 Overseen by Trustee: 113	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (56) Trustee Since 2014 Overseen by Trustee: 113	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2013) of Realogy Holdings Corp. (residential real estate services); The Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (65) Trustee Since 2013 Overseen by Trustee: 113	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear, Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear, Stearns & Co., Inc. (1987-1995).	None
Delayne Dedrick Gold* (77) Trustee Since 2003 Overseen by Trustee: 113	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None
Robert F. Gunia* (69) Trustee Since 2003 Overseen by Trustee: 113	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (74) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 113	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None

E1

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex Overseen by Trustee†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (64) Trustee Since 2003 Overseen by Trustee: 113	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (49) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investment, LLC. The Funds for which Prudential Investment, LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (60) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (40) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Bradley C. Tobin* (41) Vice President Since 2014	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Deborah A. Docs* (57) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (57) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (41) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (52) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (37) Assistant Secretary Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).

E2

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Kathleen DeNicholas* (41) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (51) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (56) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (48) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (54) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Alan Fu* (59) Assistant Treasurer Since 2006	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).
Theresa C. Thompson* (53) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville* (47) Anti-Money Laundering Compliance Officer Since 2011	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced below.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

Owners of Group Variable Universal Life Insurance contracts should call (800) 562-9874.

Owners of Group Variable Universal Life Insurance contracts through AICPA should call (800) 223-7473.

The Prudential Series Fund offers two classes of shares in certain Portfolios: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts.

The Prudential Series Fund is distributed by Prudential Investment Management Services LLC (PIMS), 655 Broad Street, 19th Floor, Newark, NJ 07102, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	Presorted Standard U.S. Postage PAID Prudential

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (800)778-2255 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877)778-5008, you can revoke, or “opt out,” of householding at any time.

©2016 Prudential Financial, Inc. and its related entities. Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239275-00004-00    PSF-AR-20/20 Focus

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2015 and December 31, 2014, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $583,200 and $558,800, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2015 and December 31, 2014: none.

(c) Tax Fees

For the fiscal years ended December 31, 2015 and December 31, 2014: none.

(d) All Other Fees

For the fiscal years ended December 31, 2015 and December 31, 2014: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡	Federal, state and local income tax compliance; and,
¡	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2015 and December 31, 2014: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2015 and December 31, 2014 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)     It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)    There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

     (3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Prudential Series Fund

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy S. Cronin
Timothy S. Cronin
President and Principal Executive Officer

Date:	February 26, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	February 26, 2016